United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Byron D. Hittle, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 6/30/20

Item 1 - Reports to Shareholders

ANNUAL REPORT June 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

FUND SNAPSHOT

This benchmark-agnostic fund has the flexibility to invest across global fixed income markets. The Fund has latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

Jason England co-portfolio manager	Nick Maroutsos co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ending June 30, 2020, Janus Henderson Absolute Return Income Opportunities Fund’s Class I Shares returned 3.88%, compared with a 1.56% return for the Fund’s benchmark, the FTSE 3-Month U.S. Treasury Bill Index.

MARKET ENVIRONMENT

Global bond markets generated positive returns during the period, driven largely by the collapse in global interest rates in the wake of the COVID-19-driven economic slowdown. Earlier in the period, interest rates in many developed markets fell on global growth concerns as resolutions to trade disputes remained elusive. Once the pandemic hit, rates plummeted on the flight to safety. Investment-grade corporate credits incurred temporary losses as the difference between their yields and those on risk-free benchmarks widened considerably. By the end of the period, however, those spreads had narrowed as investors were comforted with the scale of government and central bank initiatives aimed at supporting the global economy.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its benchmark, the FTSE 3-Month U.S. Treasury Bill Index. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility.

Much of the Fund’s returns were generated by its core of cash-based corporate and securitized credits. We believe these securities offer attractive income potential while our focus on shorter-dated maturities tend to make them less volatile than longer-date securities. Also contributing were positions layered onto the portfolio during the lead up to – and the height of – the COVID-19 crisis, that were aimed at hedging potential losses in the Fund’s credit holdings. Given the widening of credit spreads during that period, these positions generated positive returns. Overall, the Fund’s duration positioning generated positive returns, especially during early spring when interest rate rallied as global economies shut down. Some positions that were constructed to reduce interest-rate risk in the Fund’s credit sleeve, however, generated mild losses. The Fund can also take directional exposure in foreign currency markets. While these positions delivered slightly positive returns for the full period, some of this exposure resulted in losses late in the period.

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. CDS are also used as part of a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Our concern over longer-term economic growth, corporate profitability and the lingering effects of the global shutdown cause us to continue with more conservative positioning. A large amount of headline data released during June pointed to a cautious tone. Among these were the continued rise in COVID-19 cases and deaths; an increase in U.S.-China tensions, not only with respect to trade but also the pandemic and human-rights issues; and a marked uptick in bankruptcies, including a pioneer in the U.S. fracking industry. Collectively, these have the

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

potential to weigh on supply chains, global growth and, ultimately, the prospects for risky assets.

We remain concerned over further market turmoil and expect to maintain conservative risk exposures. Penalty rates for holding cash have become too painful and we have begun to invest our excess cash into short-term commercial paper with what we consider to be attractive yields. While we doubt these securities will benefit from price increases, we believe that portfolio yield should remain attractive and their inclusion should help insulate the portfolio against additional market volatility. We still consider it necessary to maintain a degree of protection via derivatives against potential defaults that would adversely affect our corporate holdings, and we are keeping duration in the 1.25-year range. We also remain concerned that a longer-than-anticipated lockdown could stress corporate solvencies even further. We will await further information before materially increasing risk positions.

While we remain biased toward lower short-term rates, they have largely been priced in and we have little conviction in the overall direction of rates from where we stand today. Market conjecture of negative U.S. rates, in our view, is premature, but low short-term rates are a given for the next 12 to 18 months. We are not believers in the consensus view of a steeper yield curve driven by massive deficits and record Treasury bond issuance. Lessons from Japan and Europe demonstrate that longer-term deflation risks combined with central bank purchases override supply concerns.

Bond market liquidity continues to improve. We remain primarily allocated to investment-grade securities, biased toward shorter-dated issues. We continue to avoid more volatile or higher beta sectors (such as commodities energy, gaming, tourism and airlines) as well as the regions most affected by the pandemic. We maintain only a modest exposure to China (and only in USD-denominated quasi-sovereign issuers) and otherwise nothing in emerging markets. Despite our cautious outlook, we have no greater concern with default risk than we did before the turmoil began. Our main goal is to buttress the portfolio against a renewed sell-off in risk assets.

Thank you for your investment in the Janus Henderson Absolute Return Income Opportunities Fund.

2	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.41%	0.53%
Class A Shares MOP	0.39%	0.50%
Class C Shares**	-0.34%	-0.22%
Class D Shares	0.51%	0.70%
Class I Shares	0.67%	0.78%
Class N Shares	0.61%	0.83%
Class R Shares	-0.46%	0.09%
Class S Shares	-1.74%	0.33%
Class T Shares	0.46%	0.58%
Weighted Average Maturity		2.1 Years
Average Effective Duration***		1.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	24.3%
AA	9.1%
A	16.0%
BBB	34.3%
Not Rated	0.7%
Other	15.6%

† Credit quality ratings reflect the lower rating provided by Standard

& Poor's (S&P) and/or Moody’s, independent credit rating agencies.

Credit ratings are measured on a scale that ranges from AAA

(highest) to D (lowest). Further information on S&P's and/or Moody’s rating methodology may be found at www.standardandpoors.com or

www.moodys.com . Other rating agencies may rate the same

securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by

S&P or Moody’s but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents,

equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	51.1%
Asset-Backed/Commercial Mortgage-Backed Securities	32.9%
Commercial Paper	4.7%
Other	11.3%
100.0%

Emerging markets comprised 10.1% of total net assets.

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	3.64%	1.47%	0.91%	1.07%	0.96%
Class A Shares at MOP	-1.34%	0.50%	0.11%
Class C Shares at NAV	2.92%	0.73%	0.19%	1.90%	1.77%
Class C Shares at CDSC	1.92%	0.73%	0.19%
Class D Shares(1)	3.69%	1.53%	0.99%	1.08%	0.84%
Class I Shares	3.88%	1.71%	1.15%	0.80%	0.72%
Class N Shares	3.94%	1.77%	1.20%	0.69%	0.68%
Class R Shares	3.17%	1.02%	0.47%	1.88%	1.43%
Class S Shares	3.44%	1.27%	0.70%	1.52%	1.18%
Class T Shares	3.71%	1.52%	0.96%	1.02%	0.93%
FTSE 3-Month U.S. Treasury Bill Index	1.56%	1.15%	0.95%
3-Month USD LIBOR	2.11%	1.50%	1.27%
Morningstar Quartile - Class I Shares	1st	3rd	3rd
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	45/320	187/275	170/239

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

4	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 28, 2019, the Fund’s primary benchmark index changed from the 3-Month USD LIBOR to the FTSE 3-Month US Treasury Bill Index. Janus Henderson believes the FTSE 3-Month US Treasury Bill Index is a more appropriate benchmark against which to measure the Fund’s performance and regulators had signaled intent to phase out LIBOR as a key market interest rate by the end of 2021.

*The Fund’s inception date – May 27, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$1,019.20	$4.72	$1,000.00	$1,020.19	$4.72	0.94%
Class C Shares	$1,000.00	$1,014.50	$8.41	$1,000.00	$1,016.51	$8.42	1.68%
Class D Shares	$1,000.00	$1,018.90	$3.87	$1,000.00	$1,021.03	$3.87	0.77%
Class I Shares	$1,000.00	$1,019.30	$3.51	$1,000.00	$1,021.38	$3.52	0.70%
Class N Shares	$1,000.00	$1,020.80	$3.17	$1,000.00	$1,021.73	$3.17	0.63%
Class R Shares	$1,000.00	$1,017.00	$6.87	$1,000.00	$1,018.05	$6.87	1.37%
Class S Shares	$1,000.00	$1,018.30	$5.67	$1,000.00	$1,019.24	$5.67	1.13%
Class T Shares	$1,000.00	$1,018.40	$4.32	$1,000.00	$1,020.59	$4.32	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2020

Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 32.9%
La Trobe Financial Capital Markets Trust 2017-1,
30 Day Australian Bank Bill Rate + 2.9500%, 3.0400%, 1/14/49‡	891,597	AUD	$613,957
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 1.9000%, 1.9900%, 1/12/49‡	5,877,495	AUD	4,025,091
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 2.4000%, 2.4900%, 1/12/49‡	8,000,000	AUD	5,457,190
Liberty Series 2016-2,
30 Day Australian Bank Bill Rate + 2.7000%, 2.7900%, 8/25/48‡	686,466	AUD	461,364
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 1.4500%, 1.5400%, 7/10/50‡	6,483,346	AUD	4,462,977
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 2.3500%, 2.4400%, 7/10/50‡	3,500,000	AUD	2,401,371
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1900%, 10/25/50‡	1,500,000	AUD	1,008,661
Pepper I-Prime 2017-2 Trust,
30 Day Australian Bank Bill Rate + 2.0000%, 2.0900%, 12/13/48‡	3,310,400	AUD	2,279,887
Pepper I-Prime 2018-1 Trust,
30 Day Australian Bank Bill Rate + 1.6500%, 1.7400%, 11/23/49‡	8,200,000	AUD	5,625,540
Pepper Residential Securities Trust NO 18,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1900%, 8/12/58‡	1,382,026	AUD	947,890
RedZed Trust Series 2018-1,
30 Day Australian Bank Bill Rate + 2.4000%, 2.4881%, 3/9/50‡	8,200,000	AUD	5,659,171
RESIMAC Bastille Trust Series 2017-1NC,
30 Day Australian Bank Bill Rate + 1.8500%, 1.9381%, 12/8/58‡	221,831	AUD	151,909
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 1.6900%, 1/12/46‡	2,218,219	AUD	1,528,836
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $36,006,790)			34,623,844
Corporate Bonds – 51.1%
Banking – 25.4%
Australia & New Zealand Banking Group Ltd,
90 Day Australian Bank Bill Rate + 2.7000%, 2.7978%, 5/17/26‡	3,000,000	AUD	2,091,334
Australia & New Zealand Banking Group Ltd,
AUD SWAP 5 YR + 1.8500%, 4.7500%, 5/13/27‡	2,000,000	AUD	1,435,802
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 2.5450%, 11/30/28‡	2,500,000	AUD	1,721,281
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 2.6500%, 2.7500%, 6/3/26‡	3,100,000	AUD	2,161,438
Commonwealth Bank of Australia,
ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26‡	$1,000,000		1,013,772
Credit Union Australia Ltd,
90 Day Australian Bank Bill Rate + 1.2300%, 1.3300%, 3/4/22‡	900,000	AUD	624,513
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 1.6832%, 3/16/28‡	1,300,000	AUD	883,707
Horse Gallop Finance Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 1.4860%, 6/28/21‡	2,537,000		2,522,945
Lloyds Banking Group PLC, 3.9000%, 11/23/23	4,000,000	AUD	2,926,898
Macquarie Group Ltd,
90 Day Australian Bank Bill Rate + 1.1500%, 1.2500%, 12/15/22‡	2,960,000	AUD	2,037,391
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 2.5049%, 9/21/26‡	568,000	AUD	395,196
National Australia Bank Ltd, AUD SWAP 5 YR + 2.4000%, 4.0000%, 9/21/26‡	2,743,000	AUD	1,934,136
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	2,000,000		2,161,873
Standard Chartered PLC,
90 Day Australian Bank Bill Rate + 1.8500%, 1.9500%, 6/28/25‡	320,000	AUD	217,578
Westpac Banking Corp, AUD SWAP 5 YR + 1.9500%, 4.5000%, 3/11/27‡	3,810,000	AUD	2,704,275
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	2,724,000	AUD	1,970,094
			26,802,233
Capital Goods – 0.9%
CNH Industrial Capital Australia Pty Ltd, 2.1000%, 12/12/22	550,000	AUD	379,419

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2020

Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
John Deere Capital Corp, 0.5500%, 7/5/22	$600,000		$601,679
			981,098
Consumer Cyclical – 8.9%
Amazon.com Inc, 0.8000%, 6/3/25	1,100,000		1,106,289
eBay Inc, 1.9000%, 3/11/25	800,000		826,102
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 1.1184%, 4/9/21‡	1,000,000		994,034
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 1.2165%, 7/8/21‡	2,850,000		2,819,646
Volkswagen Financial Services Australia Pty Ltd, 3.3000%, 2/28/22	5,190,000	AUD	3,646,953
			9,393,024
Electric – 0.7%
ETSA Utilities Finance Pty Ltd,
90 Day Australian Bank Bill Rate + 1.0200%, 1.1150%, 8/29/22‡	1,050,000	AUD	723,921
Financial Institutions – 1.5%
Liberty Financial Pty Ltd, 5.1000%, 4/9/21	2,350,000	AUD	1,639,363
Government Sponsored – 8.5%
Bank of China Ltd/Macau,
ICE LIBOR USD 3 Month + 0.7500%, 1.1270%, 11/20/21‡	1,150,000		1,147,815
CNOOC Curtis Funding No 1 Pty Ltd, 4.5000%, 10/3/23	2,600,000		2,853,844
ICBCIL Finance Co Ltd, 3.6500%, 3/5/22	800,000		822,336
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	800,000		840,411
Sinopec Capital 2013 Ltd, 3.1250%, 4/24/23	3,130,000		3,260,655
			8,925,061
Industrial – 0.7%
Downer Group Finance Pty Ltd, 3.7000%, 4/29/26	1,100,000	AUD	752,389
Real Estate Investment Trusts (REITs) – 1.4%
Vicinity Centres Trust, 4.0000%, 4/26/27	1,950,000	AUD	1,432,037
Real Estate Management & Development – 0.6%
QIC Finance Shopping Center Fund Pty Ltd,
90 Day Australian Bank Bill Rate + 1.2700%, 1.3679%, 8/15/25‡	880,000	AUD	590,562
Supranational – 0.4%
Inter-American Development Bank, 5.5000%, 8/23/21	33,100,000	INR	441,969
Technology – 0.8%
Broadcom Inc, 2.2500%, 11/15/23 (144A)	210,000		216,975
Broadcom Inc, 4.7000%, 4/15/25 (144A)	550,000		619,233
			836,208
Transportation – 1.3%
Sydney Airport Finance Co Pty Ltd, 3.6250%, 4/28/26 (144A)	1,300,000		1,362,952
Total Corporate Bonds (cost $53,769,741)			53,880,817
Commercial Paper – 4.7%
Energy Transfer Operating LP, 0%, 7/1/20 (Section 4(2))◊	1,000,000		999,925
Energy Transfer Operating LP, 0%, 7/2/20 (Section 4(2))◊	1,000,000		999,851
General Motors Financial Co Inc, 0%, 7/10/20 (Section 4(2))◊	1,000,000		999,776
Glencore Funding LLC, 0%, 7/6/20 (Section 4(2))◊	1,000,000		999,905
Jabil Inc, 0%, 7/6/20 (Section 4(2))◊	1,000,000		999,562
Total Commercial Paper (cost $4,999,368)			4,999,019
Total Investments (total cost $94,775,899) – 88.7%			93,503,680
Cash, Receivables and Other Assets, net of Liabilities – 11.3%			11,863,385
Net Assets – 100%			$105,367,065

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Australia	$61,434,035	65.7%
United States	11,625,041	12.4
China	10,607,595	11.3
Germany	3,646,953	3.9
United Kingdom	3,144,476	3.4
Singapore	3,045,580	3.3

Total	$93,503,680	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
Australian Dollar	8/26/20	3,700,000	$(2,462,476)	90,723
Morgan Stanley & Co:
Australian Dollar	8/26/20	(98,000,000)	64,381,786	(3,243,480)
Korean Won	8/26/20	(360,000,000)	291,557	(8,237)
Thailand Baht	8/26/20	(12,500,000)	392,385	(12,081)

				(3,263,798)
UBS:
Australian Dollar	7/27/20	(1,700,000)	1,082,883	(90,131)
Total				$(3,263,206)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	128	10/5/20	$28,266,000	$9,000	$2,000
Futures Sold:
10-Year US Treasury Note	2	9/30/20	(278,344)	(4,313)	313
3-Year Australian Bond	18	9/15/20	(1,453,667)	(608)	-
Total - Futures Sold				(4,921)	313
Total				$4,079	$2,313

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2020

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
AUD BBR 6M	0.7425% Fixed Rate	Semiannual	6/10/25	7,700,000	AUD	$750	$9,808	$(1,270)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 90,723	$ -	$ 90,723
Variation margin receivable	-	2,313	2,313

Total Asset Derivatives	$ 90,723	$ 2,313	$ 93,036
Liability Derivatives:
Forward foreign currency exchange contracts	$3,353,929	$ -	$3,353,929
Variation margin payable	-	1,270	1,270

Total Liability Derivatives	$3,353,929	$ 1,270	$3,355,199

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments

June 30, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 543,182	$ 543,182
Forward foreign currency exchange contracts	-	5,300,928	-	5,300,928
Purchased options contracts	-	172,294	(172,878)	(584)
Swap contracts	281,238	-	(95,357)	185,881
Written options contracts			(106,280)	(106,280)
Written swaption contracts	5,878	-	-	5,878

Total	$287,116	$ 5,473,222	$ 168,667	$ 5,929,005

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts			$ (22,929)	$ (22,929)
Forward foreign currency exchange contracts	-	(2,566,158)	-	(2,566,158)
Purchased options contracts	-	61,681	-	61,681
Swap contracts	-	-	(45,695)	(45,695)

Total	$ -	$(2,504,477)	$ (68,624)	$(2,573,101)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value(a)
Credit default swaps, buy protection	$ (12,182)
Forward foreign currency exchange contracts, purchased	2,807,865
Forward foreign currency exchange contracts, sold	81,082,815
Futures contracts, purchased	77,399,759
Futures contracts, sold	32,903,870
Interest rate swaps, pay fixed rate/receive floating rate	(97,426)
Interest rate swaps, receive fixed rate/pay floating rate	98,764
Purchased options contracts, call	19,858
Purchased options contracts, put	246,538
Written options contracts, call	8,632
Written options contracts, put	84,735
Written swaption contracts, call	159

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.
London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

AUD BBR 6M	Australian Bank Bill Swap Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $2,199,160, which represents 2.1% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2020 is $4,999,019, which represents 4.7% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

◊	Zero coupon bond.

12	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$34,623,844	$-
Corporate Bonds	-	53,880,817	-
Commercial Paper	-	4,999,019	-
Total Investments in Securities	$-	$93,503,680	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	90,723	-
Variation Margin Receivable	2,313	-	-
Total Assets	$2,313	$93,594,403	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$3,353,929	$-
Variation Margin Payable	-	1,270	-
Total Liabilities	$-	$3,355,199	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$93,503,680
Cash	15,314,625
Deposits with brokers for centrally cleared derivatives	60,000
Deposits with brokers for futures	80,000
Forward foreign currency exchange contracts	90,723
Cash denominated in foreign currency(2)	663,448
Variation margin receivable	2,313
Non-interested Trustees' deferred compensation	2,165
Receivables:
Interest	349,752
Fund shares sold	67,149
Other assets	973
Total Assets	110,134,828
Liabilities:
Forward foreign currency exchange contracts	3,353,929
Variation margin payable	1,270
Payables:	—
Investments purchased	1,000,940
Fund shares repurchased	147,511
Professional fees	81,799
Advisory fees	44,587
Transfer agent fees and expenses	16,657
12b-1 Distribution and shareholder servicing fees	15,533
Custodian fees	3,199
Non-interested Trustees' deferred compensation fees	2,165
Dividends	1,687
Non-interested Trustees' fees and expenses	585
Affiliated fund administration fees payable	217
Accrued expenses and other payables	97,684
Total Liabilities	4,767,763
Net Assets	$105,367,065

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$285,092,693
Total distributable earnings (loss)	(179,725,628)
Total Net Assets	$105,367,065
Net Assets - Class A Shares	$16,158,387
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,792,625
Net Asset Value Per Share(3)	$9.01
Maximum Offering Price Per Share(4)	$9.46
Net Assets - Class C Shares	$14,387,640
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,597,635
Net Asset Value Per Share(3)	$9.01
Net Assets - Class D Shares	$19,645,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,179,291
Net Asset Value Per Share	$9.01
Net Assets - Class I Shares	$36,830,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,093,315
Net Asset Value Per Share	$9.00
Net Assets - Class N Shares	$2,533,803
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	281,316
Net Asset Value Per Share	$9.01
Net Assets - Class R Shares	$654,168
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	72,526
Net Asset Value Per Share	$9.02
Net Assets - Class S Shares	$152,803
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,944
Net Asset Value Per Share	$9.02
Net Assets - Class T Shares	$15,003,413
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,665,917
Net Asset Value Per Share	$9.01

(1) Includes cost of $94,775,899.

(2) Includes cost of $663,448.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$3,222,080
Dividends(1)	(38,493)
Other income	21,665
Total Investment Income	3,205,252
Expenses:
Advisory fees	743,755
12b-1 Distribution and shareholder servicing fees:
Class A Shares	50,703
Class C Shares	143,451
Class R Shares	4,305
Class S Shares	373
Transfer agent administrative fees and expenses:
Class D Shares	15,818
Class R Shares	2,153
Class S Shares	373
Class T Shares	47,535
Transfer agent networking and omnibus fees:
Class A Shares	8,586
Class C Shares	11,187
Class I Shares	24,781
Other transfer agent fees and expenses:
Class A Shares	1,846
Class C Shares	1,335
Class D Shares	2,733
Class I Shares	2,255
Class N Shares	114
Class R Shares	26
Class S Shares	11
Class T Shares	557
Registration fees	106,427
Professional fees	73,268
Non-affiliated fund administration fees	68,591
Shareholder reports expense	67,569
Custodian fees	15,238
Affiliated fund administration fees	2,861
Non-interested Trustees’ fees and expenses	1,734
Other expenses	21,090
Total Expenses	1,418,675
Less: Excess Expense Reimbursement and Waivers	(337,342)
Net Expenses	1,081,333
Net Investment Income/(Loss)	2,123,919

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$30,105
Purchased options contracts	(584)
Forward foreign currency exchange contracts	5,300,928
Futures contracts	543,182
Swap contracts	185,881
Written options contracts	(106,280)
Written swaption contracts	5,878
Total Net Realized Gain/(Loss) on Investments	5,959,110
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,400,464)
Purchased options contracts	61,681
Forward foreign currency exchange contracts	(2,566,158)
Futures contracts	(22,929)
Swap contracts	(45,695)
Total Change in Unrealized Net Appreciation/Depreciation	(3,973,565)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,109,464

(1) This amount was initially recorded as dividend income during the Fund’s prior fiscal year, however has been reclassified as a tax return of capital during the current reporting period as a result of 2019 tax reporting information provided by the issuer in 2020.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$2,123,919	$19,827,441
Net realized gain/(loss) on investments	5,959,110	(13,313,382)
Change in unrealized net appreciation/depreciation	(3,973,565)	14,918,915
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,109,464	21,432,974
Dividends and Distributions to Shareholders:
Class A Shares	(526,375)	(1,386,506)
Class C Shares	(301,833)	(759,779)
Class D Shares	(327,176)	(352,346)
Class I Shares	(1,260,089)	(24,148,587)
Class N Shares	(71,239)	(252,144)
Class R Shares	(19,980)	(26,111)
Class S Shares	(3,661)	(37,461)
Class T Shares	(530,882)	(1,721,295)
Net Decrease from Dividends and Distributions to Shareholders	(3,041,235)	(28,684,229)
Capital Share Transactions:
Class A Shares	(9,432,851)	(36,694,149)
Class C Shares	(4,750,340)	(27,005,160)
Class D Shares	10,139,699	(3,122,304)
Class I Shares	(21,213,315)	(1,102,440,602)
Class N Shares	59,019	(75,336,326)
Class R Shares	(302,273)	(15,119)
Class S Shares	(8,426)	(1,373,731)
Class T Shares	(9,083,613)	(86,843,462)
Net Increase/(Decrease) from Capital Share Transactions	(34,592,100)	(1,332,830,853)
Net Increase/(Decrease) in Net Assets	(33,523,871)	(1,340,082,108)
Net Assets:
Beginning of period	138,890,936	1,478,973,044
End of period	$105,367,065	$138,890,936

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.93	$8.88	$9.64	$9.70	$9.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.18	0.14	0.19	0.18
Net realized and unrealized gain/(loss)	0.15	0.16	(0.70)	0.14	0.06
Total from Investment Operations	0.32	0.34	(0.56)	0.33	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.29)	(0.20)	(0.38)	(0.13)
Return of capital	—	—	—	(0.01)	(0.12)
Total Dividends and Distributions	(0.24)	(0.29)	(0.20)	(0.39)	(0.25)
Net Asset Value, End of Period	$9.01	$8.93	$8.88	$9.64	$9.70
Total Return*	3.64%	3.85%	(5.91)%	3.51%	2.54%
Net Assets, End of Period (in thousands)	$16,158	$25,377	$62,043	$123,769	$85,242
Average Net Assets for the Period (in thousands)	$20,287	$42,125	$107,328	$103,307	$81,615
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.03%	1.00%	1.01%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.99%	1.00%	1.01%	1.01%
Ratio of Net Investment Income/(Loss)	1.87%	2.01%	1.43%	1.94%	1.90%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.92	$8.88	$9.63	$9.69	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.11	0.07	0.12	0.11
Net realized and unrealized gain/(loss)	0.17	0.15	(0.69)	0.14	0.07
Total from Investment Operations	0.27	0.26	(0.62)	0.26	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.22)	(0.13)	(0.31)	(0.09)
Return of capital	—	—	—	(0.01)	(0.09)
Total Dividends and Distributions	(0.18)	(0.22)	(0.13)	(0.32)	(0.18)
Net Asset Value, End of Period	$9.01	$8.92	$8.88	$9.63	$9.69
Total Return*	3.03%	2.96%	(6.49)%	2.75%	1.87%
Net Assets, End of Period (in thousands)	$14,388	$18,983	$45,990	$60,913	$45,452
Average Net Assets for the Period (in thousands)	$15,398	$30,267	$58,477	$54,205	$45,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	1.81%	1.72%	1.75%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.76%	1.72%	1.75%	1.76%
Ratio of Net Investment Income/(Loss)	1.12%	1.22%	0.69%	1.22%	1.12%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.94	$8.89	$9.64	$9.70	$9.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.17	0.14	0.19	0.18
Net realized and unrealized gain/(loss)	0.17	0.17	(0.68)	0.15	0.06
Total from Investment Operations	0.33	0.34	(0.54)	0.34	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.29)	(0.21)	(0.39)	(0.13)
Return of capital	—	—	—	(0.01)	(0.12)
Total Dividends and Distributions	(0.26)	(0.29)	(0.21)	(0.40)	(0.25)
Net Asset Value, End of Period	$9.01	$8.94	$8.89	$9.64	$9.70
Total Return*	3.69%	3.95%	(5.73)%	3.55%	2.53%
Net Assets, End of Period (in thousands)	$19,646	$9,437	$12,526	$16,621	$14,162
Average Net Assets for the Period (in thousands)	$13,252	$10,576	$15,676	$15,427	$13,166
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.04%	0.92%	0.97%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.90%	0.92%	0.97%	1.01%
Ratio of Net Investment Income/(Loss)	1.84%	1.91%	1.50%	2.01%	1.92%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.92	$8.88	$9.64	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.23	0.16	0.21	0.21
Net realized and unrealized gain/(loss)	0.15	0.12	(0.69)	0.15	0.07
Total from Investment Operations	0.34	0.35	(0.53)	0.36	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.31)	(0.23)	(0.41)	(0.15)
Return of capital	—	—	—	(0.01)	(0.13)
Total Dividends and Distributions	(0.26)	(0.31)	(0.23)	(0.42)	(0.28)
Net Asset Value, End of Period	$9.00	$8.92	$8.88	$9.64	$9.70
Total Return*	3.88%	3.99%	(5.67)%	3.79%	2.90%
Net Assets, End of Period (in thousands)	$36,831	$57,628	$1,166,188	$1,685,309	$1,168,251
Average Net Assets for the Period (in thousands)	$43,004	$652,474	$1,704,727	$1,409,826	$1,035,919
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.76%	0.75%	0.74%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.75%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	2.09%	2.61%	1.67%	2.22%	2.15%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.93	$8.89	$9.64	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.27	0.16	0.22	0.21
Net realized and unrealized gain/(loss)	0.16	0.08	(0.68)	0.14	0.07
Total from Investment Operations	0.35	0.35	(0.52)	0.36	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.31)	(0.23)	(0.41)	(0.15)
Return of capital	—	—	—	(0.01)	(0.13)
Total Dividends and Distributions	(0.27)	(0.31)	(0.23)	(0.42)	(0.28)
Net Asset Value, End of Period	$9.01	$8.93	$8.89	$9.64	$9.70
Total Return*	3.94%	4.00%	(5.51)%	3.82%	2.93%
Net Assets, End of Period (in thousands)	$2,534	$2,454	$78,752	$5,444	$3,967
Average Net Assets for the Period (in thousands)	$2,426	$7,437	$31,271	$5,122	$3,265
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.62%	0.66%	0.71%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.57%	0.66%	0.71%	0.73%
Ratio of Net Investment Income/(Loss)	2.10%	2.79%	1.80%	2.25%	2.22%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

Class R Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.94	$8.89	$9.64	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.11	0.09	0.14	0.15
Net realized and unrealized gain/(loss)	0.15	0.18	(0.69)	0.15	0.06
Total from Investment Operations	0.28	0.29	(0.60)	0.29	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.24)	(0.15)	(0.34)	(0.11)
Return of capital	—	—	—	(0.01)	(0.10)
Total Dividends and Distributions	(0.20)	(0.24)	(0.15)	(0.35)	(0.21)
Net Asset Value, End of Period	$9.02	$8.94	$8.89	$9.64	$9.70
Total Return*	3.17%	3.37%	(6.28)%	3.05%	2.15%
Net Assets, End of Period (in thousands)	$654	$950	$959	$551	$211
Average Net Assets for the Period (in thousands)	$862	$949	$836	$343	$162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%	1.80%	1.52%	1.47%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.46%	1.52%	1.47%	1.46%
Ratio of Net Investment Income/(Loss)	1.40%	1.27%	0.91%	1.42%	1.56%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.94	$8.89	$9.63	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.18	0.11	0.17	0.17
Net realized and unrealized gain/(loss)	0.15	0.13	(0.69)	0.14	0.07
Total from Investment Operations	0.30	0.31	(0.58)	0.31	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.26)	(0.16)	(0.37)	(0.13)
Return of capital	—	—	—	(0.01)	(0.11)
Total Dividends and Distributions	(0.22)	(0.26)	(0.16)	(0.38)	(0.24)
Net Asset Value, End of Period	$9.02	$8.94	$8.89	$9.63	$9.70
Total Return*	3.44%	3.58%	(6.08)%	3.24%	2.51%
Net Assets, End of Period (in thousands)	$153	$160	$1,500	$1,071	$541
Average Net Assets for the Period (in thousands)	$149	$1,251	$949	$716	$463
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.45%	1.48%	1.26%	1.21%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.29%	1.22%	1.17%	1.14%
Ratio of Net Investment Income/(Loss)	1.62%	1.97%	1.17%	1.75%	1.79%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.92	$8.88	$9.63	$9.69	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.19	0.14	0.19	0.18
Net realized and unrealized gain/(loss)	0.17	0.14	(0.68)	0.15	0.07
Total from Investment Operations	0.34	0.33	(0.54)	0.34	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.29)	(0.21)	(0.39)	(0.14)
Return of capital	—	—	—	(0.01)	(0.12)
Total Dividends and Distributions	(0.25)	(0.29)	(0.21)	(0.40)	(0.26)
Net Asset Value, End of Period	$9.01	$8.92	$8.88	$9.63	$9.69
Total Return*	3.82%	3.78%	(5.73)%	3.58%	2.60%
Net Assets, End of Period (in thousands)	$15,003	$23,902	$111,015	$217,138	$164,055
Average Net Assets for the Period (in thousands)	$19,046	$51,775	$193,808	$193,689	$173,502
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	0.98%	0.93%	0.95%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.92%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	1.92%	2.13%	1.49%	2.02%	1.92%
Portfolio Turnover Rate	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

24	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

26	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	27

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

There were no options held at June 30, 2020.

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Notes to Financial Statements

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the year, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

There were no swaptions held at June 30, 2020.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the

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swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name

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Notes to Financial Statements

CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2020.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies,

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Notes to Financial Statements

and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative

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Notes to Financial Statements

rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely

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Notes to Financial Statements

to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Fund’s Schedule of Investments.

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Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$90,723	$—	$—	$90,723

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Morgan Stanley & Co	$3,263,798	$—	$—	$3,263,798
UBS	90,131	—	—	90,131

Total	$3,353,929	$—	$—	$3,353,929
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and

36	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. The previous expense limit (until at least November 1, 2019) was 0.73%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	37

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

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Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $475.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $167.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $5,557,206 in purchases and $20,607,943 in sales, resulting in a net realized gain of $85,769. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(177,773,624)	$ (540,138)	$ -	$ (5,045)	$ (1,406,821)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(80,039,760)	$(97,733,864)	$ (177,773,624)

Janus Investment Fund	39

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

During the year ended June 30, 2020, capital loss carryovers of $4,397,314 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 94,910,501	$ 904,412	$ (2,311,233)	$ (1,406,821)

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (3,245,688)	$ 9,808	$ (12,689)	$ (2,881)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,041,235	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 28,684,229	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (864)	$ (889,221)	$ 890,085

40	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	274,917	$ 2,463,124	443,537	$ 3,926,548
Reinvested dividends and distributions	43,732	391,616	120,349	1,066,237
Shares repurchased	(1,367,440)	(12,287,591)	(4,706,934)	(41,686,934)
Net Increase/(Decrease)	(1,048,791)	$ (9,432,851)	(4,143,048)	$ (36,694,149)
Class C Shares:
Shares sold	271,932	$ 2,437,483	211,405	$ 1,870,027
Reinvested dividends and distributions	30,383	271,797	72,798	644,671
Shares repurchased	(831,985)	(7,459,620)	(3,338,169)	(29,519,858)
Net Increase/(Decrease)	(529,670)	$ (4,750,340)	(3,053,966)	$ (27,005,160)
Class D Shares:
Shares sold	2,352,336	$ 21,165,321	54,846	$ 486,968
Reinvested dividends and distributions	33,907	303,888	36,822	326,648
Shares repurchased	(1,263,119)	(11,329,510)	(444,987)	(3,935,920)
Net Increase/(Decrease)	1,123,124	$ 10,139,699	(353,319)	$ (3,122,304)
Class I Shares:
Shares sold	718,864	$ 6,445,380	3,888,596	$ 34,398,246
Reinvested dividends and distributions	137,661	1,232,379	2,406,155	21,311,596
Shares repurchased	(3,221,475)	(28,891,074)	(131,103,909)	(1,158,150,444)
Net Increase/(Decrease)	(2,364,950)	$(21,213,315)	(124,809,158)	$(1,102,440,602)
Class N Shares:
Shares sold	92,111	$ 827,109	38,594	$ 328,224
Reinvested dividends and distributions	7,951	71,198	28,606	252,073
Shares repurchased	(93,587)	(839,288)	(8,652,947)	(75,916,623)
Net Increase/(Decrease)	6,475	$ 59,019	(8,585,747)	$ (75,336,326)
Class R Shares:
Shares sold	10,517	$ 94,340	38,100	$ 337,302
Reinvested dividends and distributions	2,230	19,980	2,942	26,111
Shares repurchased	(46,495)	(416,593)	(42,667)	(378,532)
Net Increase/(Decrease)	(33,748)	$ (302,273)	(1,625)	$ (15,119)
Class S Shares:
Shares sold	10,984	$ 98,727	459,590	$ 4,044,392
Reinvested dividends and distributions	405	3,632	4,225	37,461
Shares repurchased	(12,324)	(110,785)	(614,648)	(5,455,584)
Net Increase/(Decrease)	(935)	$ (8,426)	(150,833)	$ (1,373,731)
Class T Shares:
Shares sold	197,970	$ 1,772,517	380,616	$ 3,351,622
Reinvested dividends and distributions	57,517	514,870	190,310	1,683,736
Shares repurchased	(1,267,926)	(11,371,000)	(10,398,780)	(91,878,820)
Net Increase/(Decrease)	(1,012,439)	$ (9,083,613)	(9,827,854)	$ (86,843,462)

The Fund experienced increased shareholder redemptions as a result of the change in portfolio management during the year ended June 30, 2019.

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Janus Investment Fund	41

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,874,217	$ 56,245,969	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Absolute Return Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Absolute Return Income Opportunities Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	43

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

44	JUNE 30, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason England 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	6/19-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, senior vice president and portfolio manager at Pacific Investment Management Company (1994-2015).
Nick Maroutsos 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Absolute Return Income Opportunities Fund	2/19-Present	Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Founder and Managing Director at Kapstream Capital (2006-Present).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93024 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Adaptive Global Allocation Fund Class I Shares returned -2.78% for the 12-month period ended June 30, 2020. This compares with a return of 2.11% for its primary benchmark, the MSCI All Country World IndexSM. The Fund’s secondary benchmark, the Adaptive Global Allocation 60/40 Index (Hedged), an internally calcuated index comprised of the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (40%), returned 4.20%. Its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 6.07%.

MARKET ENVIRONMENT

Financial markets endured a turbulent period as the global economy reacted to the sharp curtailment in activity due to the rapid spread of the COVID-19 coronavirus. After having softened earlier in the period, riskier assets rallied on expectations that a viable solution to the U.S.-China trade impasse would be found. After reaching record highs, U.S. stocks – along with global equities – quickly entered bear-market territory as the pandemic spread. Interest rates plummeted on the flight to safety and substantial reductions in benchmark rates by monetary authorities. Investment-grade corporate credits incurred temporary losses as the difference between their yields and those on risk-free benchmarks widened considerably. By the end of the period, riskier assets recovered much of their lost ground as investors were comforted by the scale of government and central bank initiatives aimed at supporting the global economy.

PERFORMANCE DISCUSSION

For the period, the Fund underperformed against its 60% equity and 40% bond benchmark. Underperformance stemmed from the recovery in equities post the March lows. This was the fastest recovery from a bear market in history, propelled by historic monetary and fiscal stimulus.

Equipped with a risk management focus to limit drawdown risk, the Fund successfully de-risked as the crisis unfolded, drastically cutting its equity exposures from its end-of-2019 level of 88%. This de-risking cushioned against the sharp equity sell-off. However, the speed of the equities turnaround was unprecedented and the Fund was not able to re-risk fast enough to keep pace with the velocity of the market. This is not to say that the Fund did not switch to “offense” quickly, but relative to the speed of the equity market gains, the re-risking lagged.

Our options implied signals of equity attractiveness improved in mid-March, but our use of momentum was a headwind to increase risk quickly. Momentum signals serve as ballast seeking to protect against large losses and, over time, can deliver protection cost-effectively. However at times of rapid mean reversion, the cost of this protection can turn out to be costly, and this period just witnessed was the perhaps greatest mean reverting event on record. While “whipsaw” costs due to fast mean reversion pose a challenge to the Fund’s strategy, episodes like this are not the norm.

We believe that compound returns are most affected by tail risks, not average returns. For that key reason, the Fund’s focus is on mitigating drawdowns while capturing upside opportunities. Our proprietary technology garners information constantly from the options markets, and we view their implied estimates of tail risk as robust and reliable indicators of future risk. The strategy sees these indicators as extremely useful in dynamically managing the risk of an investment in order to enhance compound returns. While the Fund dynamically allocates to equities, at any time, equity weightings could vary. The typical average equity weight is less than 100% .Thus, the Fund may underperform during a period of consistently strong equity performance.

We view investment risk as having two components: drawdown risk and upside risk. Of course, while

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

compound returns are most affected by drawdowns (left tail risk), we believe that not participating in upside opportunities (right tail risk) is also risky.

During the period, with the aim of hedging certain exposures, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe significant risks lay ahead that the market may be ignoring. These risks include a disappointing fourth fiscal plan in the U.S., a Biden victory in the U.S. presidential election, permanent unemployment and a virus that is showing great resilience, with a vaccine that may arrive later rather than sooner.

The U.S. political landscape is much more divided than it was in March. This poses a greater challenge for a large fourth fiscal package. Furthermore, with the U.S. presidential election around the corner, time is not a friend. Should a package not be agreed upon within the next few weeks, there is a risk that any fiscal action would get delayed until after the election.

Current data not only point to a Biden victory, but also a potential sweep with the Democrats winning the Senate. Stronger regulations and wealth redistribution are pillars of the Democratic platform and certainly pose a risk to financial markets and the economy. Unemployment remains at high levels. There is no doubt that we have seen significant improvement in labor data, but the fact is the numbers are dire. Changes are important, but so are levels. Sustained unemployment leads to permanent job losses, which in turn leads to permanently lower consumption.

Lastly, the virus has neither disappeared nor has it taken a break. As we enter the fall, we may see an even bigger wave of infections unfold, impacting school openings and business travel. The hope of a vaccine being available by the end of this year or early 2021 is still fraught with risk. A vaccine has never been developed this quickly and drugs are notorious for failing phase 3 trials after stellar phase 1 and 2 results.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund.

2	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Vanguard S&P 500
Exchange-Traded Funds (ETFs)	11.2%
Vanguard FTSE All-World ex-US
Exchange-Traded Funds (ETFs)	4.0%
Vanguard Small-Cap
Exchange-Traded Funds (ETFs)	3.7%
Walt Disney Co
Entertainment	3.6%
Apple Inc
Technology Hardware, Storage & Peripherals	3.6%
26.1%

Asset Allocation - (% of Net Assets)
Investment Companies	43.6%
Common Stocks	41.1%
Investments Purchased with Cash Collateral from Securities Lending	12.6%
OTC Purchased Options – Calls	0.5%
Preferred Stocks	0.0%
OTC Purchased Options – Puts	0.0%
Rights	0.0%
Other	2.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.24%	3.36%	2.70%	1.84%	1.12%
Class A Shares at MOP	-8.81%	2.15%	1.50%
Class C Shares at NAV	-3.30%	2.84%	2.19%	2.58%	1.84%
Class C Shares at CDSC	-4.25%	2.84%	2.19%
Class D Shares(1)	-2.90%	3.48%	2.84%	1.53%	0.96%
Class I Shares	-2.78%	3.65%	2.99%	1.45%	0.87%
Class N Shares	-2.84%	3.65%	3.01%	1.36%	0.81%
Class S Shares	-3.05%	3.35%	2.69%	2.10%	1.31%
Class T Shares	-3.09%	3.47%	2.81%	1.72%	1.06%
MSCI All Country World Index	2.11%	6.46%	5.75%
Adaptive Global Allocation 60/40 Index (Hedged)	4.20%	5.92%	5.51%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	6.07%	4.44%	4.47%
Morningstar Quartile - Class I Shares	3rd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	284/488	167/410	190/410

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 1, 2020, Ashwin Alankar is sole Portfolio Manager of the Fund.

*The Fund’s inception date – June 23, 2015

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$932.30	$4.85	$1,000.00	$1,019.84	$5.07	1.01%
Class C Shares	$1,000.00	$931.30	$6.87	$1,000.00	$1,017.75	$7.17	1.43%
Class D Shares	$1,000.00	$934.30	$4.28	$1,000.00	$1,020.44	$4.47	0.89%
Class I Shares	$1,000.00	$935.30	$2.45	$1,000.00	$1,022.33	$2.56	0.51%
Class N Shares	$1,000.00	$934.50	$3.66	$1,000.00	$1,021.08	$3.82	0.76%
Class S Shares	$1,000.00	$933.50	$5.29	$1,000.00	$1,019.39	$5.52	1.10%
Class T Shares	$1,000.00	$933.30	$4.81	$1,000.00	$1,019.89	$5.02	1.00%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – 41.1%
Aerospace & Defense – 0.1%
Airbus SE*	19	$1,352
BAE Systems PLC	432	2,584
CAE Inc	221	3,585
General Dynamics Corp	42	6,277
Howmet Aerospace Inc	151	2,393
Huntington Ingalls Industries Inc	13	2,268
L3Harris Technologies Inc	22	3,733
Leonardo SpA	50	331
Meggitt PLC	620	2,257
Raytheon Technologies Corp	84	5,176
Thales SA	15	1,210
		31,166
Air Freight & Logistics – 0.1%
Bollore SA	415	1,301
Deutsche Post AG*	11	401
Expeditors International of Washington Inc	86	6,539
FedEx Corp	151	21,173
		29,414
Airlines – 0.6%
Alaska Air Group Inc	11	399
American Airlines Group Inc#	8,780	114,755
ANA Holdings Inc*	100	2,275
Delta Air Lines Inc	953	26,732
easyJet PLC	18	151
Southwest Airlines Co	4,416	150,939
United Airlines Holdings Inc*	118	4,084
		299,335
Auto Components – 0%
Aptiv PLC	113	8,805
Bridgestone Corp	100	3,218
Cie Generale des Etablissements Michelin SCA*	24	2,486
NGK Spark Plug Co Ltd	100	1,433
Nokian Renkaat Oyj	218	4,778
Valeo SA	24	629
Yokohama Rubber Co Ltd	100	1,405
		22,754
Automobiles – 0%
Daimler AG*	24	973
Ferrari NV	21	3,578
Fiat Chrysler Automobiles NV*	243	2,437
Mitsubishi Motors Corp	300	741
Peugeot SA*	132	2,143
Renault SA*	186	4,708
Toyota Motor Corp	100	6,274
		20,854
Banks – 0.4%
Aozora Bank Ltd	200	3,482
Banco de Sabadell SA	9,902	3,430
Bank of East Asia Ltd	3,200	7,315
Bankia SA	1,720	1,829
Bankinter SA	562	2,675
Barclays PLC	676	956
Bendigo & Adelaide Bank Ltd	768	3,732
BOC Hong Kong Holdings Ltd	2,500	7,938
Chiba Bank Ltd	300	1,414
Citizens Financial Group Inc	381	9,616
Commerzbank AG*	120	534
Commonwealth Bank of Australia	24	1,155
Concordia Financial Group Ltd	600	1,921

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Banks – (continued)
DNB ASA*	273	$3,614
Hang Seng Bank Ltd	1,500	25,327
Intesa Sanpaolo SpA*	2,848	5,440
Japan Post Bank Co Ltd	2,500	18,593
KeyCorp	1,155	14,068
National Australia Bank Ltd	2,710	34,253
Oversea-Chinese Banking Corp Ltd	1,500	9,709
People's United Financial Inc	91	1,053
Raiffeisen Bank International AG*	196	3,486
Regions Financial Corp	362	4,025
Seven Bank Ltd	2,000	5,472
Shizuoka Bank Ltd	500	3,214
Standard Chartered PLC	101	550
Sumitomo Mitsui Financial Group Inc	200	5,625
Svenska Handelsbanken AB*	109	1,034
United Overseas Bank Ltd	400	5,820
Westpac Banking Corp	187	2,329
		189,609
Beverages – 0.1%
Brown-Forman Corp	335	21,326
Coca-Cola Amatil Ltd	390	2,337
Coca-Cola Bottlers Japan Holdings Inc	100	1,813
Coca-Cola Co	478	21,357
Coca-Cola HBC AG*	207	5,194
Davide Campari-Milano SpA*	702	5,907
Heineken NV	86	7,919
Suntory Beverage & Food Ltd	100	3,900
Treasury Wine Estates Ltd	268	1,940
		71,693
Biotechnology – 0.8%
AbbVie Inc	38	3,731
Alexion Pharmaceuticals Inc*	176	19,754
Amgen Inc	9	2,123
BeiGene Ltd (ADR)*	10	1,884
Biogen Inc*	46	12,307
CSL Ltd	40	7,928
Gilead Sciences Inc	3,820	293,911
Grifols SA	560	16,986
Incyte Corp*	168	17,467
Vertex Pharmaceuticals Inc*	62	17,999
		394,090
Building Products – 0.1%
Allegion PLC	154	15,742
AO Smith Corp	155	7,304
Cie de Saint-Gobain*	6	216
Masco Corp	58	2,912
		26,174
Capital Markets – 0.4%
3i Group PLC	131	1,349
ASX Ltd	96	5,671
BlackRock Inc	4	2,176
CI Financial Corp	138	1,756
Deutsche Boerse AG	19	3,434
E*TRADE Financial Corp	266	13,228
Franklin Resources Inc	126	2,642
Hong Kong Exchanges & Clearing Ltd	500	21,310
Invesco Ltd	224	2,410
Japan Exchange Group Inc	400	9,241
London Stock Exchange Group PLC	89	9,205

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
MSCI Inc	21	$7,010
Nasdaq Inc	351	41,934
Partners Group Holding AG	17	15,398
S&P Global Inc	70	23,064
Schroders PLC	110	4,014
Singapore Exchange Ltd	2,000	12,005
State Street Corp	58	3,686
		179,533
Chemicals – 0.4%
Air Liquide SA	100	14,408
Air Products & Chemicals Inc	6	1,449
Air Water Inc	100	1,411
Albemarle Corp	62	4,787
BASF SE	127	7,096
Celanese Corp	143	12,347
CF Industries Holdings Inc	136	3,827
Clariant AG*	728	14,282
Covestro AG (144A)*	74	2,808
Daicel Corp	300	2,318
DuPont de Nemours Inc	49	2,603
Eastman Chemical Co	83	5,780
Ecolab Inc	65	12,932
Evonik Industries AG	124	3,141
FMC Corp	153	15,242
Givaudan SA	6	22,323
Incitec Pivot Ltd	1,749	2,272
International Flavors & Fragrances Inc#	45	5,511
JSR Corp	100	1,930
Kaneka Corp	100	2,598
Kansai Paint Co Ltd	100	2,108
LANXESS AG*	29	1,524
Mitsubishi Gas Chemical Co Inc	200	3,026
Mosaic Co	311	3,891
Nissan Chemical Corp	100	5,123
Orica Ltd	187	2,149
Sherwin-Williams Co	10	5,778
Showa Denko KK	100	2,242
Sumitomo Chemical Co Ltd	700	2,092
Symrise AG	41	4,756
Teijin Ltd	200	3,179
Tosoh Corp	300	4,092
Umicore SA	103	4,843
Yara International ASA	419	14,564
		198,432
Commercial Services & Supplies – 0.1%
Brambles Ltd	236	1,775
Cintas Corp	28	7,458
Copart Inc*	31	2,581
Edenred	111	4,849
G4S PLC	1,661	2,341
Rollins Inc	62	2,628
Toppan Printing Co Ltd	100	1,667
Waste Management Inc	78	8,261
		31,560
Communications Equipment – 0.1%
Arista Networks Inc*	35	7,351
Cisco Systems Inc	269	12,546
Nokia OYJ	6,053	26,506

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Communications Equipment – (continued)
Telefonaktiebolaget LM Ericsson	554	$5,118
		51,521
Construction & Engineering – 0%
Bouygues SA*	123	4,195
CIMIC Group Ltd	87	1,457
Ferrovial SA	443	11,778
Jacobs Engineering Group Inc	20	1,696
Skanska AB*	40	813
		19,939
Construction Materials – 0.1%
Boral Ltd	1,457	3,829
HeidelbergCement AG	224	11,934
Imerys SA	79	2,688
James Hardie Industries PLC (CDI)	187	3,568
LafargeHolcim Ltd*	111	4,856
Martin Marietta Materials Inc	43	8,883
Taiheiyo Cement Corp	200	4,626
Vulcan Materials Co	66	7,646
		48,030
Consumer Finance – 0%
Acom Co Ltd	1,400	5,337
Synchrony Financial	77	1,706
		7,043
Containers & Packaging – 0.1%
Avery Dennison Corp	206	23,503
Ball Corp	57	3,961
CCL Industries Inc	309	9,989
International Paper Co	174	6,127
Packaging Corp of America	131	13,074
Sealed Air Corp	124	4,073
Westrock Co	44	1,243
		61,970
Distributors – 0%
LKQ Corp*	812	21,274
Diversified Consumer Services – 0%
Benesse Holdings Inc	100	2,690
H&R Block Inc	498	7,111
		9,801
Diversified Financial Services – 0%
AMP Ltd*	3,148	4,035
Berkshire Hathaway Inc*	11	1,964
Eurazeo SA*	42	2,151
Groupe Bruxelles Lambert SA	9	754
Industrivarden AB*	299	6,767
Wendel SA*	37	3,523
		19,194
Diversified Telecommunication Services – 0.3%
AT&T Inc	2,367	71,554
BCE Inc	33	1,377
BT Group PLC	1,710	2,413
CenturyLink Inc	232	2,327
Deutsche Telekom AG	33	552
Elisa OYJ	165	10,029
HKT Trust & HKT Ltd	2,000	2,940
Iliad SA*	9	1,754
Koninklijke KPN NV	3,547	9,394
Orange SA	111	1,326
PCCW Ltd	8,000	4,565
Singapore Telecommunications Ltd	2,000	3,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Swisscom AG (REG)	6	$3,139
Telefonica Deutschland Holding AG	2,624	7,739
Telefonica SA	2,651	12,685
Telenor ASA	158	2,303
Telia Co AB	874	3,262
Telstra Corp Ltd	774	1,675
TELUS Corp	468	7,851
		150,423
Electric Utilities – 0.2%
American Electric Power Co Inc	188	14,972
AusNet Services	1,190	1,372
Chugoku Electric Power Co Inc	300	4,006
CLP Holdings Ltd	500	4,896
Duke Energy Corp	141	11,264
Electricite de France SA	266	2,449
Emera Inc	20	787
Endesa SA	134	3,298
Enel SpA	592	5,100
Eversource Energy	8	666
Exelon Corp	173	6,278
FirstEnergy Corp	63	2,443
Fortum Oyj	76	1,442
Iberdrola SA	1,122	12,994
Kyushu Electric Power Co Inc	100	839
NextEra Energy Inc	21	5,044
Power Assets Holdings Ltd	1,500	8,146
PPL Corp	239	6,176
Red Electrica Corp SA	285	5,312
Southern Co	44	2,281
SSE PLC	199	3,359
Terna Rete Elettrica Nazionale SpA	1,317	9,041
Tohoku Electric Power Co Inc	100	951
Tokyo Electric Power Co Holdings Inc*	100	307
		113,423
Electrical Equipment – 0.1%
AMETEK Inc	159	14,210
Fuji Electric Co Ltd	100	2,734
Legrand SA	34	2,580
Melrose Industries PLC	1,403	1,977
Prysmian SpA	19	439
Rockwell Automation Inc	25	5,325
Siemens Gamesa Renewable Energy SA*	468	8,282
		35,547
Electronic Equipment, Instruments & Components – 0.3%
Alps Alpine Co Ltd	100	1,282
Amphenol Corp	72	6,898
CDW Corp/DE	611	70,986
Hexagon AB*	350	20,407
IPG Photonics Corp*	13	2,085
Keysight Technologies Inc*	199	20,055
Kyocera Corp	100	5,442
TE Connectivity Ltd	214	17,452
Venture Corp Ltd	100	1,164
		145,771
Energy Equipment & Services – 0.1%
Baker Hughes Co	650	10,003
Halliburton Co	682	8,852
National Oilwell Varco Inc	421	5,157
Schlumberger Ltd	632	11,622

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Energy Equipment & Services – (continued)
TechnipFMC PLC	332	$2,271
Tenaris SA	765	4,931
WorleyParsons Ltd	224	1,357
		44,193
Entertainment – 4.4%
Activision Blizzard Inc	339	25,730
Electronic Arts Inc*	344	45,425
Konami Holdings Corp	100	3,332
Netflix Inc*	581	264,378
Take-Two Interactive Software Inc*	182	25,402
Ubisoft Entertainment SA*	25	2,059
Vivendi SA	622	15,941
Walt Disney Co	15,623	1,742,121
		2,124,388
Equity Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc	29	4,705
American Tower Corp	20	5,171
Apartment Investment & Management Co	86	3,237
Ascendas Real Estate Investment Trust	2,100	4,789
AvalonBay Communities Inc	43	6,650
Boston Properties Inc	22	1,988
British Land Co PLC	112	535
CapitaLand Commercial Trust	2,500	3,040
CapitaLand Mall Trust	1,400	1,974
Covivio	23	1,664
Dexus	367	2,338
Duke Realty Corp	80	2,831
Equity Residential	87	5,117
Essex Property Trust Inc	15	3,438
Extra Space Storage Inc	24	2,217
Federal Realty Investment Trust	50	4,261
Gecina SA	2	247
GPT Group	1,037	2,997
H&R Real Estate Investment Trust	173	1,244
Healthpeak Properties Inc	64	1,764
Klepierre SA	51	1,015
Macerich Co#	58	520
Mid-America Apartment Communities Inc	40	4,587
Mirvac Group	971	1,461
Nippon Building Fund Inc	1	5,693
Nippon Prologis REIT Inc	3	9,119
Nomura Real Estate Master Fund Inc	16	19,220
Public Storage	12	2,303
Regency Centers Corp	19	872
RioCan Real Estate Investment Trust	146	1,652
Scentre Group	3,331	5,014
Stockland	1,392	3,196
UDR Inc	88	3,289
Ventas Inc	102	3,735
Vornado Realty Trust	15	573
Weyerhaeuser Co	448	10,062
		132,518
Food & Staples Retailing – 1.0%
Alimentation Couche-Tard Inc	215	6,743
Dairy Farm International Holdings Ltd	100	466
George Weston Ltd	109	7,986
J Sainsbury PLC	1,132	2,924
Kroger Co	369	12,491
Loblaw Cos Ltd	140	6,818

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
METRO AG	731	$6,906
Metro Inc/CN	241	9,943
Seven & i Holdings Co Ltd	100	3,264
Sundrug Co Ltd	100	3,305
Tesco PLC	332	937
Walgreens Boots Alliance Inc	310	13,141
Walmart Inc	3,184	381,380
Wm Morrison Supermarkets PLC	2,498	5,892
Woolworths Group Ltd	426	10,982
		473,178
Food Products – 0.4%
Ajinomoto Co Inc	100	1,662
Associated British Foods PLC	172	4,075
Barry Callebaut AG (REG)	1	1,906
Calbee Inc	100	2,766
Campbell Soup Co	319	15,832
Conagra Brands Inc	180	6,331
Danone SA*	56	3,869
Hershey Co	286	37,071
Hormel Foods Corp	630	30,410
Kellogg Co	325	21,469
Lamb Weston Holdings Inc	168	10,740
McCormick & Co Inc/MD	178	31,935
Nestle SA (REG)	120	13,261
Orkla ASA	815	7,147
Tyson Foods Inc	107	6,389
WH Group Ltd (144A)	1,000	858
Yakult Honsha Co Ltd	100	5,887
Yamazaki Baking Co Ltd	100	1,718
		203,326
Gas Utilities – 0.1%
APA Group	209	1,609
Hong Kong & China Gas Co Ltd	3,360	5,196
Naturgy Energy Group SA	422	7,843
Snam SpA	915	4,450
Toho Gas Co Ltd	100	4,999
Tokyo Gas Co Ltd	100	2,392
		26,489
Health Care Equipment & Supplies – 1.4%
Align Technology Inc*	8	2,196
Asahi Intecc Co Ltd	100	2,842
Baxter International Inc	276	23,764
Boston Scientific Corp*	372	13,061
Carl Zeiss Meditec AG*	107	10,425
Cooper Cos Inc	49	13,898
Hologic Inc*	958	54,606
IDEXX Laboratories Inc*	4	1,321
Intuitive Surgical Inc*	20	11,397
Koninklijke Philips NV	70	3,259
Medtronic PLC	4,684	429,523
ResMed Inc	201	38,592
Smith & Nephew PLC	703	13,095
Sonova Holding AG (REG)	1	199
Straumann Holding AG	26	22,305
Teleflex Inc	41	14,923
Varian Medical Systems Inc*	112	13,722
Zimmer Biomet Holdings Inc	67	7,997
		677,125

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 0.4%
Alfresa Holdings Corp	100	$2,082
Anthem Inc	12	3,156
Centene Corp*	114	7,245
CVS Health Corp	291	18,906
Fresenius Medical Care AG & Co KGaA*	126	10,742
Fresenius SE & Co KGaA*	475	23,444
Henry Schein Inc*	273	15,940
Laboratory Corp of America Holdings*	223	37,043
McKesson Corp	13	1,994
Medipal Holdings Corp	100	1,925
Quest Diagnostics Inc	372	42,393
Ramsay Health Care Ltd	118	5,437
Sonic Healthcare Ltd	298	6,289
UnitedHealth Group Inc	16	4,719
Universal Health Services Inc	188	17,463
		198,778
Health Care Technology – 0%
Cerner Corp	94	6,444
M3 Inc	100	4,253
		10,697
Hotels, Restaurants & Leisure – 3.1%
Accor SA*	314	8,519
Carnival Corp#	2,494	40,951
Carnival PLC	8	98
Chipotle Mexican Grill Inc*	30	31,571
Compass Group PLC	116	1,596
Crown Resorts Ltd	493	3,294
Darden Restaurants Inc	160	12,123
Flight Centre Travel Group Ltd	11	85
Flutter Entertainment PLC	89	11,681
Galaxy Entertainment Group Ltd	1,000	6,790
Las Vegas Sands Corp	3,529	160,711
McDonald's Corp	5,266	971,419
MGM China Holdings Ltd	2,400	3,120
MGM Resorts International	5,659	95,071
Norwegian Cruise Line Holdings Ltd*,#	4,706	77,320
Restaurant Brands International Inc	163	8,873
Royal Caribbean Cruises Ltd	799	40,190
Sands China Ltd	1,200	4,696
Starbucks Corp	86	6,329
Tabcorp Holdings Ltd	2,701	6,323
Whitbread PLC	26	715
Yum! Brands Inc	269	23,379
		1,514,854
Household Durables – 2.7%
DR Horton Inc	300	16,635
Hovnanian Enterprises Inc - Class A*	6,736	157,555
Husqvarna AB	755	6,176
Iida Group Holdings Co Ltd	100	1,532
KB Home	4,790	146,957
Lennar Corp	2,933	180,731
Newell Brands Inc	301	4,780
NVR Inc*	10	32,587
PulteGroup Inc	4,567	155,415
Roku Inc*	2,439	284,217
Sekisui Chemical Co Ltd	200	2,861
Toll Brothers Inc	4,834	157,540
TRI Pointe Homes Inc*	11,345	166,658
		1,313,644

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Household Products – 0.4%
Church & Dwight Co Inc	55	$4,252
Clorox Co	331	72,611
Colgate-Palmolive Co	511	37,436
Henkel AG & Co KGaA	21	1,745
Kimberly-Clark Corp	344	48,624
Lion Corp	100	2,398
Pigeon Corp	100	3,867
Reckitt Benckiser Group PLC	133	12,238
		183,171
Independent Power and Renewable Electricity Producers – 0%
Electric Power Development Co Ltd	100	1,896
Uniper SE	377	12,166
		14,062
Industrial Conglomerates – 0.1%
CK Hutchison Holdings Ltd	1,500	9,616
Roper Technologies Inc	45	17,472
Smiths Group PLC	107	1,868
		28,956
Information Technology Services – 1.0%
Akamai Technologies Inc*	610	65,325
Alliance Data Systems Corp	173	7,806
Amadeus IT Group SA	109	5,671
Atos SE*	138	11,745
Broadridge Financial Solutions Inc	352	44,419
Capgemini SA	65	7,435
CGI Inc*	76	4,789
Computershare Ltd	610	5,604
DXC Technology Co	303	4,999
Gartner Inc*	97	11,769
Global Payments Inc	195	33,076
International Business Machines Corp	51	6,159
Jack Henry & Associates Inc	417	76,741
Leidos Holdings Inc	117	10,959
NTT Data Corp	100	1,113
PayPal Holdings Inc*	345	60,109
VeriSign Inc*	287	59,360
Western Union Co	2,346	50,721
Worldline SA/France (144A)*	180	15,550
		483,350
Insurance – 0.6%
Aegon NV	309	919
Ageas	223	7,886
AIA Group Ltd	800	7,446
Allstate Corp	112	10,863
American International Group Inc	704	21,951
Aon PLC	69	13,289
Arthur J Gallagher & Co	281	27,395
Assicurazioni Generali SpA	409	6,181
Assurant Inc	97	10,019
Chubb Ltd	41	5,191
Cincinnati Financial Corp	194	12,422
Direct Line Insurance Group PLC	5,242	17,576
Everest Re Group Ltd	77	15,877
Gjensidige Forsikring ASA*	389	7,168
Great-West Lifeco Inc	237	4,155
Hartford Financial Services Group Inc	37	1,426
Insurance Australia Group Ltd	2,191	8,756
Intact Financial Corp	144	13,707
Japan Post Holdings Co Ltd	2,000	14,224

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Legal & General Group PLC	243	$663
Lincoln National Corp	173	6,365
Loews Corp	310	10,630
Mapfre SA	2,567	4,562
Marsh & McLennan Cos Inc	79	8,482
Medibank Pvt Ltd	1,847	3,820
MetLife Inc	118	4,309
MS&AD Insurance Group Holdings Inc	300	8,240
NN Group NV	37	1,241
Poste Italiane SpA (144A)	691	6,000
Power Corp of Canada	189	3,325
Progressive Corp	122	9,773
QBE Insurance Group Ltd	839	5,156
RSA Insurance Group PLC	1,286	6,518
Sampo Oyj	112	3,848
SCOR SE*	319	8,730
Sony Financial Holdings Inc	300	7,221
Travelers Cos Inc	52	5,931
		311,265
Interactive Media & Services – 2.0%
Alphabet Inc - Class A*	399	565,802
Facebook Inc*	1,372	311,540
REA Group Ltd	15	1,122
TripAdvisor Inc	327	6,216
Twitter Inc*	1,983	59,074
Z Holdings Corp	100	488
		944,242
Internet & Direct Marketing Retail – 1.6%
Amazon.com Inc*	249	686,946
Booking Holdings Inc*	3	4,777
eBay Inc	973	51,034
Expedia Group Inc	41	3,370
Ocado Group PLC*	99	2,485
Rakuten Inc	100	880
		749,492
Leisure Products – 0.1%
Hasbro Inc	464	34,777
Sankyo Co Ltd	100	2,417
		37,194
Life Sciences Tools & Services – 0.1%
Illumina Inc*	33	12,222
IQVIA Holdings Inc*	11	1,561
Lonza Group AG	11	5,802
Mettler-Toledo International Inc*	15	12,083
PerkinElmer Inc	136	13,340
Waters Corp*	51	9,200
		54,208
Machinery – 1.3%
Alfa Laval AB*	186	4,076
ANDRITZ AG*	66	2,400
Caterpillar Inc	4,196	530,794
CNH Industrial NV*	95	664
Dover Corp	83	8,014
Fortive Corp	278	18,809
Hino Motors Ltd	100	676
IDEX Corp	75	11,853
Ingersoll Rand Inc*	11	309
JTEKT Corp	100	777
Kone OYJ	115	7,902

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Metso OYJ*	104	$3,403
MISUMI Group Inc	100	2,499
Nabtesco Corp	100	3,081
Sandvik AB*	59	1,101
Schindler Holding AG	29	6,820
Snap-on Inc	37	5,125
Trane Technologies PLC	13	1,157
Wartsila OYJ Abp	234	1,931
Weir Group PLC	31	408
		611,799
Marine – 0%
Nippon Yusen KK	100	1,407
Media – 0.3%
Discovery Inc - Class A*,#	1,051	22,176
DISH Network Corp*	322	11,112
Eutelsat Communications SA	45	415
Hakuhodo DY Holdings Inc	100	1,189
Interpublic Group of Cos Inc	1,326	22,754
ITV PLC	1,660	1,534
JCDecaux SA*	55	1,021
News Corp	3,298	39,114
Omnicom Group Inc	281	15,343
Pearson PLC	395	2,823
Publicis Groupe SA*	126	4,073
RTL Group SA*	189	6,046
SES SA	70	478
Shaw Communications Inc	219	3,572
Singapore Press Holdings Ltd	1,100	1,004
Telenet Group Holding NV	87	3,577
ViacomCBS Inc	959	22,364
		158,595
Metals & Mining – 0.3%
Agnico Eagle Mines Ltd	176	11,271
Anglo American PLC	58	1,340
Antofagasta PLC	453	5,253
Arconic Inc*	37	515
Barrick Gold Corp	546	14,694
BHP Group Ltd	310	7,691
BlueScope Steel Ltd	247	2,003
Boliden AB	274	6,225
Evraz PLC	2,343	8,352
Fortescue Metals Group Ltd	306	2,935
Franco-Nevada Corp	48	6,706
Freeport-McMoRan Inc	845	9,777
Glencore PLC*	3,978	8,419
Hitachi Metals Ltd	200	2,381
Maruichi Steel Tube Ltd	100	2,484
Newcrest Mining Ltd	333	7,422
Newmont Goldcorp Corp	739	45,626
Nippon Steel Corp	100	941
Nucor Corp	156	6,460
Rio Tinto PLC	43	2,419
thyssenkrupp AG*	853	6,032
voestalpine AG	14	301
		159,247
Multiline Retail – 0.1%
Dollar Tree Inc*	61	5,653
Dollarama Inc	36	1,198
Harvey Norman Holdings Ltd	444	1,094

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Isetan Mitsukoshi Holdings Ltd	200	$1,147
J Front Retailing Co Ltd	100	666
Kohl's Corp	51	1,059
Macy's Inc#	579	3,984
Marks & Spencer Group PLC	2,463	3,017
Next PLC	68	4,117
Nordstrom Inc#	247	3,826
Pan Pacific International Holdings Corp	100	2,193
Target Corp	225	26,984
Wesfarmers Ltd	333	10,340
		65,278
Multi-Utilities – 0.1%
AGL Energy Ltd	283	3,337
Atco Ltd/Canada	250	7,417
Canadian Utilities Ltd	190	4,731
Consolidated Edison Inc	95	6,833
Dominion Energy Inc	89	7,225
Public Service Enterprise Group Inc	292	14,355
RWE AG	9	315
Sempra Energy	33	3,869
Suez	161	1,885
Veolia Environnement SA	115	2,583
		52,550
Oil, Gas & Consumable Fuels – 0.8%
Ampol Ltd	169	3,432
Apache Corp	163	2,201
BP PLC	4,103	15,591
Cabot Oil & Gas Corp	949	16,304
Canadian Natural Resources Ltd	50	867
Chevron Corp	11	982
Cimarex Energy Co	114	3,134
Concho Resources Inc	87	4,480
ConocoPhillips	560	23,531
Devon Energy Corp	291	3,300
Diamondback Energy Inc	119	4,977
Eni SpA	1,937	18,443
EOG Resources Inc	301	15,249
Equinor ASA	1,013	14,412
Exxon Mobil Corp	158	7,066
Hess Corp	154	7,979
Idemitsu Kosan Co Ltd	100	2,122
Imperial Oil Ltd	388	6,243
Keyera Corp	339	5,162
Kinder Morgan Inc/DE	2,430	36,863
Koninklijke Vopak NV	162	8,561
Lundin Petroleum AB	191	4,598
Marathon Oil Corp	1,152	7,050
Marathon Petroleum Corp	273	10,205
Neste Oyj	348	13,590
Occidental Petroleum Corp	790	14,457
Oil Search Ltd	845	1,860
OMV AG*	544	18,161
Origin Energy Ltd	943	3,819
Ovintiv Inc	291	2,768
Phillips 66	93	6,687
Pioneer Natural Resources Co	154	15,046
Santos Ltd	549	2,018
Suncor Energy Inc	381	6,425
TC Energy Corp	637	27,218

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
TOTAL SA	298	$11,350
Valero Energy Corp	131	7,705
Vermilion Energy Inc	317	1,411
Washington H Soul Pattinson & Co Ltd	178	2,413
Williams Cos Inc	550	10,461
Woodside Petroleum Ltd	260	3,906
		372,047
Paper & Forest Products – 0.1%
Mondi PLC	196	3,662
Stora Enso Oyj	2,002	23,872
UPM-Kymmene Oyj	150	4,328
		31,862
Personal Products – 0%
Coty Inc	342	1,529
Pola Orbis Holdings Inc	100	1,740
		3,269
Pharmaceuticals – 0.4%
Astellas Pharma Inc	100	1,665
AstraZeneca PLC	131	13,654
Aurora Cannabis Inc*	17	210
Bristol-Myers Squibb Co	339	19,933
Eli Lilly & Co	276	45,314
Merck KGaA	34	3,941
Novartis AG	244	21,207
Ono Pharmaceutical Co Ltd	100	2,909
Roche Holding AG	64	22,165
Sanofi	133	13,530
Santen Pharmaceutical Co Ltd	100	1,839
UCB SA	82	9,491
Vifor Pharma AG	172	25,852
		181,710
Professional Services – 0.1%
Bureau Veritas SA*	138	2,907
IHS Markit Ltd	304	22,952
SEEK Ltd	148	2,246
Wolters Kluwer NV	36	2,808
		30,913
Real Estate Management & Development – 0.1%
Aeon Mall Co Ltd	200	2,654
CK Asset Holdings Ltd	500	2,973
Deutsche Wohnen SE	25	1,121
Henderson Land Development Co Ltd	3,000	11,361
Hulic Co Ltd	300	2,842
New World Development Co Ltd*	750	3,565
Swire Pacific Ltd	1,000	5,290
Swiss Prime Site AG (REG)	8	739
Vonovia SE*	9	551
Wharf Holdings Ltd	3,000	6,106
		37,202
Road & Rail – 0.1%
Aurizon Holdings Ltd	1,802	6,134
CSX Corp	136	9,485
Hankyu Hanshin Holdings Inc	100	3,381
MTR Corp Ltd	1,500	7,759
Tokyu Corp	200	2,814
		29,573
Semiconductor & Semiconductor Equipment – 0.7%
Advanced Micro Devices Inc*	733	38,563
Applied Materials Inc	184	11,123

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
ASM Pacific Technology Ltd	100	$1,057
ASML Holding NV	47	17,228
Infineon Technologies AG	269	6,287
Maxim Integrated Products Inc	78	4,728
Microchip Technology Inc	62	6,529
Micron Technology Inc*	170	8,758
NVIDIA Corp	45	17,096
NXP Semiconductors NV	12	1,368
STMicroelectronics NV	413	11,203
Xilinx Inc	1,984	195,206
		319,146
Software – 3.3%
Adobe Inc*	87	37,872
ANSYS Inc*	24	7,002
Cadence Design Systems Inc*	127	12,187
Citrix Systems Inc	271	40,084
Dassault Systemes SE	69	11,891
Fortinet Inc*	105	14,413
Microsoft Corp	6,557	1,334,415
NortonLifeLock Inc	957	18,977
Open Text Corp	956	40,602
Oracle Corp	274	15,144
Sage Group PLC	790	6,568
salesforce.com Inc*	93	17,422
Synopsys Inc*	39	7,605
Temenos AG (REG)	110	17,060
		1,581,242
Specialty Retail – 2.9%
Advance Auto Parts Inc	54	7,692
AutoZone Inc*	34	38,356
CarMax Inc*	125	11,194
Gap Inc	506	6,386
Home Depot Inc	4,840	1,212,468
Kingfisher PLC	3,211	8,771
L Brands Inc	297	4,446
O'Reilly Automotive Inc*	14	5,903
Ross Stores Inc	166	14,150
TJX Cos Inc	111	5,612
Tractor Supply Co	349	45,995
Ulta Beauty Inc*	136	27,665
		1,388,638
Technology Hardware, Storage & Peripherals – 3.6%
Apple Inc	4,691	1,711,262
Brother Industries Ltd	100	1,802
FUJIFILM Holdings Corp	100	4,279
Hewlett Packard Enterprise Co	350	3,406
Konica Minolta Inc	100	345
NEC Corp	100	4,796
NetApp Inc	200	8,874
Ricoh Co Ltd	300	2,141
Seagate Technology PLC	106	5,131
Seiko Epson Corp	100	1,144
Western Digital Corp	10	442
		1,743,622
Textiles, Apparel & Luxury Goods – 2.5%
adidas AG*	18	4,709
Burberry Group PLC	23	455
Capri Holdings Ltd*	287	4,486
Cie Financiere Richemont SA	31	1,975

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
EssilorLuxottica SA*	34	$4,357
Gildan Activewear Inc	33	511
Hanesbrands Inc	1,143	12,904
Hermes International	2	1,669
HUGO BOSS AG	61	1,842
Kering SA	9	4,888
Moncler SpA*	43	1,642
NIKE Inc	11,419	1,119,633
Puma SE*	37	2,853
PVH Corp	145	6,967
Ralph Lauren Corp	98	7,107
Swatch Group AG	4	797
Tapestry Inc	352	4,675
Under Armour Inc*	354	3,448
		1,184,918
Tobacco – 0.1%
Altria Group Inc	147	5,770
British American Tobacco PLC	5	192
Imperial Brands PLC	178	3,389
Japan Tobacco Inc	900	16,701
Philip Morris International Inc	286	20,037
Swedish Match AB	107	7,515
		53,604
Trading Companies & Distributors – 0%
Brenntag AG	15	787
Bunzl PLC	110	2,949
Sumitomo Corp	100	1,145
Toyota Tsusho Corp	100	2,533
WW Grainger Inc	51	16,022
		23,436
Transportation Infrastructure – 0%
Aena SME SA (144A)*	18	2,396
Aeroports de Paris	13	1,333
Getlink SE*	477	6,874
Sydney Airport	506	1,983
Transurban Group	385	3,758
		16,344
Water Utilities – 0%
American Water Works Co Inc	22	2,831
United Utilities Group PLC	360	4,055
		6,886
Wireless Telecommunication Services – 0.2%
1&1 Drillisch AG	61	1,578
KDDI Corp	100	2,999
NTT DOCOMO Inc	200	5,336
Rogers Communications Inc	239	9,605
Tele2 AB	75	994
T-Mobile US Inc*	797	83,008
Vodafone Group PLC	590	941
		104,461
Total Common Stocks (cost $19,625,553)		19,861,429
Preferred Stocks – 0%
Automobiles – 0%
Porsche Automobil Holding SE	21	1,203
Volkswagen AG	17	2,571
		3,774

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Preferred Stocks – (continued)
Chemicals – 0%
Fuchs Petrolub SE	138	$5,535
Total Preferred Stocks (cost $10,230)		9,309
Rights – 0%
Health Care Equipment & Supplies – 0%
Koninklijke Philips NV*	70	67
Wireless Telecommunication Services – 0%
T-Mobile US Inc*	797	134
Total Rights (cost $0)		201
Investment Companies – 43.6%
Exchange-Traded Funds (ETFs) – 43.6%
Energy Select Sector SPDR Fund	2,209	83,611
Financial Select Sector SPDR Fund	37,179	860,322
Health Care Select Sector SPDR Fund	1,210	121,085
Industrial Select Sector SPDR Fund#	12,917	887,398
Invesco QQQ Trust Series 1#	2,774	686,842
iShares 20+ Year Treasury Bond#	9,123	1,495,533
iShares 7-10 Year Treasury Bond#	4,376	533,303
iShares Agency Bond	4,328	524,121
iShares iBoxx $ Investment Grade Corporate Bond	4,331	582,519
iShares MSCI Canada	479	12,397
iShares MSCI Mexico Capped#	6,924	220,737
Materials Select Sector SPDR Fund#	14,479	815,892
Nomura - TOPIX	62,239	942,140
United States Oil Fund LP*	2,672	74,976
Vanguard FTSE All-World ex-US	40,424	1,924,587
Vanguard FTSE Emerging Markets	8,058	319,177
Vanguard FTSE Europe#	12,450	626,608
Vanguard FTSE Pacific#	8,824	561,648
Vanguard High Dividend Yield	305	24,028
Vanguard International High Dividend Yield	709	36,294
Vanguard Long-Term Corporate Bond	398	42,303
Vanguard Mid-Cap#	153	25,078
Vanguard Mortgage-Backed Securities	8,268	449,531
Vanguard S&P 500	19,092	5,411,246
Vanguard Small-Cap#	12,324	1,795,853
Vanguard Total International Bond#	26,808	1,547,626
Vanguard Value	4,420	440,188
Total Investment Companies (cost $19,361,224)		21,045,043
Investments Purchased with Cash Collateral from Securities Lending – 12.6%
Investment Companies – 10.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	4,872,468	4,872,468
Time Deposits – 2.5%
Royal Bank of Canada, 0.0900%, 7/1/20	$1,195,925	1,195,925
Total Investments Purchased with Cash Collateral from Securities Lending (cost $6,068,393)		6,068,393
OTC Purchased Options – Calls – 0.5%
Counterparty/Reference Asset
Goldman Sachs:
American Airlines Group Inc,
Notional amount $1,061,284, premiums paid $194,880, unrealized depreciation $(67,608), exercise price $19.00, expires 11/20/20*	812	127,272
iShares MSCI Brazil,
Notional amount $995,096, premiums paid $14,532, unrealized appreciation $1,858, exercise price $34.00, expires 8/21/20*	346	16,390
Las Vegas Sands Corp,
Notional amount $1,138,500, premiums paid $62,500, unrealized depreciation $(32,850), exercise price $57.50, expires 9/18/20*	250	29,650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
OTC Purchased Options – Calls – (continued)
Counterparty/Reference Asset
Las Vegas Sands Corp,
Notional amount $614,790, premiums paid $49,915, unrealized depreciation $(19,106), exercise price $52.50, expires 9/18/20*	135	$30,809
SPDR S&P Homebuilders,
Notional amount $961,410, premiums paid $28,908, unrealized depreciation $(10,107), exercise price $50.00, expires 9/18/20*	219	18,801
Total OTC Purchased Options – Calls (premiums paid $350,735, unrealized depreciation $(127,813))		222,922
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Goldman Sachs:
SPDR S&P 500 Trust,
Notional amount $(4,933,760), premiums paid $24,160, unrealized depreciation $(20,015), exercise price $285.00, expires 7/6/20* (premiums paid $24,160)	160	4,145
Total Investments (total cost $45,440,295) – 97.8%		47,211,442
Cash, Receivables and Other Assets, net of Liabilities – 2.2%		1,073,937
Net Assets – 100%		$48,285,379

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$43,970,437	93.1%
Japan	1,278,385	2.7
Canada	254,820	0.5
Australia	222,708	0.5
France	211,199	0.5
United Kingdom	207,745	0.4
Switzerland	200,086	0.4
Hong Kong	158,736	0.3
Germany	155,691	0.3
Finland	101,629	0.2
Spain	99,741	0.2
Italy	74,584	0.2
Sweden	68,086	0.2
Netherlands	52,764	0.1
Norway	49,208	0.1
Singapore	43,043	0.1
Belgium	26,551	0.1
Austria	24,348	0.1
Ireland	11,681	0.0

Total	$47,211,442	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (0.9)%
Common Stocks Sold Short – (0.9)%
Capital Markets – (0.9)%
CME Group Inc (proceeds $460,258)	2,646	$(430,081)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(430,081)	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investments Purchased with Cash Collateral from Securities Lending - 10.1%
Investment Companies - 10.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	$27,775∆	$-	$-	$4,872,468

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investments Purchased with Cash Collateral from Securities Lending - 10.1%
Investment Companies - 10.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	3,527,475	110,805,421	(109,460,428)	4,872,468

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	9/24/20	(93,597)	$64,242	$(347)
British Pound	9/24/20	(73,000)	90,604	120
Canadian Dollar	9/24/20	(84,000)	61,511	(384)
Euro	9/24/20	(399,042)	448,398	(689)
Japanese Yen	9/24/20	(66,734,000)	623,494	4,613
Korean Won	9/24/20	(1,349,000)	1,122	(1)
Total				$3,312

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	25	9/30/20	$3,479,297	$7,031	$(3,906)
CBOE VIX	7	7/22/20	216,125	(22,615)	(4,776)
E-Mini Russel 2000	53	9/18/20	3,809,640	121,415	36,255
Total - Futures Purchased				105,831	27,573
Futures Sold:
S&P 500 E-Mini	102	9/18/20	(15,760,275)	51,066	(217,005)
Total				$156,897	$(189,432)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Goldman Sachs:

SPDR S&P 500 Trust	160	320.00	USD	7/10/20	$(4,933,760)	$20,160	$7,293	$(12,867)

Written Put Options:

Goldman Sachs:

American Airlines Group Inc	812	10.00	USD	11/20/20	1,061,284	189,196	18,682	(170,514)
iShares MSCI Brazil	346	20.00	USD	8/21/20	995,096	14,532	6,294	(8,238)
Las Vegas Sands Corp	250	40.00	USD	9/18/20	1,138,500	86,118	21,958	(64,160)
Las Vegas Sands Corp	135	35.00	USD	9/18/20	614,790	47,385	31,110	(16,275)
SPDR S&P Homebuilders	219	37.00	USD	9/18/20	961,410	29,127	4,052	(25,075)
Total - Written Put Options						366,358	82,096	(284,262)
Total OTC Written Options						$386,518	$89,389	$(297,129)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 4,733	$ -	$ -	$ 4,733
Purchased options, at value	-	227,067	-	227,067
Variation margin receivable	-	36,255	-	36,255

Total Asset Derivatives	$ 4,733	$263,322	$ -	$268,055
Liability Derivatives:
Forward foreign currency exchange contracts	$ 1,421	$ -	$ -	$ 1,421
Options written, at value	-	297,129	-	297,129
Variation margin payable	-	221,781	3,906	225,687

Total Liability Derivatives	$ 1,421	$518,910	$ 3,906	$524,237

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments

June 30, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (164,176)	$ -	$(2,476,347)	$ 434,292	$(2,206,231)
Forward foreign currency exchange contracts	-	(55,808)	-	-	(55,808)
Purchased options contracts	(71,400)	-	6,980,782	-	6,909,382
Written options contracts	(18,982)	-	(6,150,077)	-	(6,169,059)

Total	$ (254,558)	$(55,808)	$(1,645,642)	$ 434,292	$(1,521,716)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 174,566	$ 7,031	$ 181,597
Forward foreign currency exchange contracts	-	20,387	-	-	20,387
Purchased options contracts	-	-	(147,828)	-	(147,828)
Written options contracts	-	-	86,520	-	86,520

Total	$ -	$ 20,387	$ 113,258	$ 7,031	$ 140,676

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 3,486,380
Futures contracts, purchased	9,066,960
Futures contracts, sold	9,978,980
Purchased options contracts, call	149,105
Purchased options contracts, put	10,200
Written options contracts, call	120,633
Written options contracts, put	57,887

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
REG	Registered
SPDR	Standard & Poor's Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $27,612, which represents 0.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

28	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$23,432	$7,734	$-
Air Freight & Logistics	27,712	1,702	-
Airlines	296,909	2,426	-
Auto Components	8,805	13,949	-
Banks	28,762	160,847	-
Beverages	42,683	29,010	-
Biotechnology	369,176	24,914	-
Building Products	25,958	216	-
Capital Markets	97,906	81,627	-
Chemicals	74,147	124,285	-
Commercial Services & Supplies	20,928	10,632	-
Communications Equipment	19,897	31,624	-
Construction & Engineering	1,696	18,243	-
Construction Materials	16,529	31,501	-
Consumer Finance	1,706	5,337	-
Containers & Packaging	61,970	-	-
Distributors	21,274	-	-
Diversified Consumer Services	7,111	2,690	-
Diversified Financial Services	1,964	17,230	-
Diversified Telecommunication Services	83,109	67,314	-
Electric Utilities	49,911	63,512	-
Electrical Equipment	19,535	16,012	-
Electronic Equipment, Instruments & Components	117,476	28,295	-
Energy Equipment & Services	37,905	6,288	-
Entertainment	2,103,056	21,332	-
Equity Real Estate Investment Trusts (REITs)	70,216	62,302	-
Food & Staples Retailing	438,502	34,676	-
Food Products	160,177	43,149	-
Health Care Equipment & Supplies	625,000	52,125	-
Health Care Providers & Services	148,859	49,919	-
Health Care Technology	6,444	4,253	-
Hotels, Restaurants & Leisure	1,467,937	46,917	-
Household Durables	1,303,075	10,569	-
Household Products	162,923	20,248	-
Industrial Conglomerates	17,472	11,484	-
Information Technology Services	436,232	47,118	-
Insurance	185,110	126,155	-
Interactive Media & Services	942,632	1,610	-
Internet & Direct Marketing Retail	746,127	3,365	-
Leisure Products	34,777	2,417	-
Life Sciences Tools & Services	48,406	5,802	-
Machinery	576,061	35,738	-
Media	136,435	22,160	-
Metals & Mining	95,049	64,198	-
Multiline Retail	42,704	22,574	-
Multi-Utilities	44,430	8,120	-
Oil, Gas & Consumable Fuels	247,771	124,276	-
Personal Products	1,529	1,740	-

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information

Pharmaceuticals	65,457	116,253	-
Professional Services	22,952	7,961	-
Road & Rail	9,485	20,088	-
Semiconductor & Semiconductor Equipment	283,371	35,775	-
Software	1,545,723	35,519	-
Specialty Retail	1,379,867	8,771	-
Technology Hardware, Storage & Peripherals	1,729,115	14,507	-
Textiles, Apparel & Luxury Goods	1,159,731	25,187	-
Tobacco	25,807	27,797	-
Trading Companies & Distributors	16,022	7,414	-
Water Utilities	2,831	4,055	-
Wireless Telecommunication Services	92,613	11,848	-
All Other	-	148,220	-
Preferred Stocks	-	9,309	-
Rights	134	67	-
Investment Companies	20,102,903	942,140	-
Investments Purchased with Cash Collateral from Securities Lending	-	6,068,393	-
OTC Purchased Options – Calls	-	222,922	-
OTC Purchased Options – Puts	-	4,145	-
Total Investments in Securities	$37,933,436	$9,278,006	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	4,733	-
Variation Margin Receivable	36,255	-	-
Total Assets	$37,969,691	$9,282,739	$-
Liabilities
Investments In Securities:
Common Stocks	$430,081	$-	$-
Total Investments in Securities	$430,081	$-	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,421	-
Options Written, at Value	-	297,129	-
Variation Margin Payable	225,687	-	-
Total Liabilities	$655,768	$298,550	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

30	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$42,111,907
Affiliated investments, at value(3)	4,872,468
Purchased options, at value(4)	227,067
Cash	5,717,945
Deposits with brokers for futures	2,000,000
Deposits with brokers for short sales	460,258
Forward foreign currency exchange contracts	4,733
Closed foreign currency contracts	3,616
Variation margin receivable	36,255
Non-interested Trustees' deferred compensation	992
Receivables:
Fund shares sold	7,010,341
Investments sold	106,743
Due from adviser	36,133
Dividends	28,588
Foreign tax reclaims	2,606
Other assets	3,028
Total Assets	62,622,680
Liabilities:
Collateral for securities loaned (Note 3)	6,068,393
Short sales, at value(5)	430,081
Forward foreign currency exchange contracts	1,421
Options written, at value(6)	297,129
Closed foreign currency contracts	51,818
Variation margin payable	225,687
Payables:	—
Fund shares repurchased	6,999,550
Investments purchased	131,468
Professional fees	51,216
Advisory fees	30,074
Custodian fees	5,037
Transfer agent fees and expenses	1,939
12b-1 Distribution and shareholder servicing fees	1,647
Non-interested Trustees' deferred compensation fees	992
Non-interested Trustees' fees and expenses	308
Affiliated fund administration fees payable	100
Accrued expenses and other payables	40,441
Total Liabilities	14,337,301
Net Assets	$48,285,379

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$48,061,956
Total distributable earnings (loss)	223,423
Total Net Assets	$48,285,379
Net Assets - Class A Shares	$84,356
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,627
Net Asset Value Per Share(7)	$9.78
Maximum Offering Price Per Share(8)	$10.38
Net Assets - Class C Shares	$1,643,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,334
Net Asset Value Per Share(7)	$9.76
Net Assets - Class D Shares	$3,029,739
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	308,440
Net Asset Value Per Share	$9.82
Net Assets - Class I Shares	$342,415
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,805
Net Asset Value Per Share	$9.84
Net Assets - Class N Shares	$40,772,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,145,022
Net Asset Value Per Share	$9.84
Net Assets - Class S Shares	$1,263,203
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,687
Net Asset Value Per Share	$9.82
Net Assets - Class T Shares	$1,149,061
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117,241
Net Asset Value Per Share	$9.80

(1) Includes cost of $40,192,932.

(2) Includes $5,936,208 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $4,872,468.

(4) Premiums paid of $374,895.

(5) Proceeds $460,258.

(6) Premiums received $386,518.

(7) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(8) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

32	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$1,245,149
Interest	30,583
Affiliated securities lending income, net	27,775
Unaffiliated securities lending income, net	1,210
Other income	5,470
Foreign tax withheld	(13,536)
Total Investment Income	1,296,651
Expenses:
Advisory fees	445,808
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,579
Class C Shares	7,426
Class S Shares	1,065
Transfer agent administrative fees and expenses:
Class D Shares	3,379
Class S Shares	3,211
Class T Shares	3,152
Transfer agent networking and omnibus fees:
Class A Shares	1,137
Class C Shares	251
Class I Shares	4,513
Other transfer agent fees and expenses:
Class A Shares	114
Class C Shares	140
Class D Shares	418
Class I Shares	386
Class N Shares	1,480
Class S Shares	25
Class T Shares	27
Registration fees	118,991
Non-affiliated fund administration fees	93,753
Professional fees	55,558
Custodian fees	12,977
Short sales dividends expense	2,248
Shareholder reports expense	1,980
Affiliated fund administration fees	1,486
Non-interested Trustees’ fees and expenses	1,282
Other expenses	11,408
Total Expenses	774,794
Less: Excess Expense Reimbursement and Waivers	(316,777)
Net Expenses	458,017
Net Investment Income/(Loss)	838,634

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,413,610
Purchased options contracts	6,909,382
Forward foreign currency exchange contracts	(55,808)
Futures contracts	(2,206,231)
Short sales	(469,816)
Written options contracts	(6,169,059)
Total Net Realized Gain/(Loss) on Investments	(577,922)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,476,568)
Purchased options contracts	(147,828)
Forward foreign currency exchange contracts	20,387
Futures contracts	181,597
Short sales	30,177
Written options contracts	86,520
Total Change in Unrealized Net Appreciation/Depreciation	(1,305,715)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,045,003)

See Notes to Financial Statements.

34	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$838,634	$1,551,971
Net realized gain/(loss) on investments	(577,922)	(571,150)
Change in unrealized net appreciation/depreciation	(1,305,715)	2,220,426
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,045,003)	3,201,247
Dividends and Distributions to Shareholders:
Class A Shares	(18,590)	(120,007)
Class C Shares	(34,187)	(69,592)
Class D Shares	(61,068)	(118,346)
Class I Shares	(239,483)	(756,351)
Class N Shares	(1,058,964)	(2,436,252)
Class S Shares	(28,724)	(56,970)
Class T Shares	(29,913)	(116,855)
Net Decrease from Dividends and Distributions to Shareholders	(1,470,929)	(3,674,373)
Capital Share Transactions:
Class A Shares	(2,393,604)	1,850,471
Class C Shares	(50,870)	169,585
Class D Shares	357,222	331,054
Class I Shares	(14,905,185)	5,124,748
Class N Shares	(3,017,882)	(5,503,928)
Class S Shares	28,694	50,241
Class T Shares	(98,974)	(1,209,569)
Net Increase/(Decrease) from Capital Share Transactions	(20,080,599)	812,602
Net Increase/(Decrease) in Net Assets	(22,596,531)	339,476
Net Assets:
Beginning of period	70,881,910	70,542,434
End of period	$48,285,379	$70,881,910

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.32	$10.43	$10.55	$9.49	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.22	0.13	0.09	0.05
Net realized and unrealized gain/(loss)	(0.43)	0.17	0.55	1.06	(0.23)
Total from Investment Operations	(0.31)	0.39	0.68	1.15	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.09)	(0.18)	(0.09)	(0.02)
Distributions (from capital gains)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.23)	(0.50)	(0.80)	(0.09)	(0.02)
Net Asset Value, End of Period	$9.78	$10.32	$10.43	$10.55	$9.49
Total Return*	(3.14)%	4.22%	6.27%	12.17%	(1.85)%
Net Assets, End of Period (in thousands)	$84	$2,567	$766	$743	$571
Average Net Assets for the Period (in thousands)	$1,208	$2,179	$777	$609	$530
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.69%	1.63%	1.52%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.96%	1.01%	1.07%	1.09%
Ratio of Net Investment Income/(Loss)	1.17%	2.14%	1.24%	0.86%	0.55%
Portfolio Turnover Rate	228%	268%	440%	302%(2)	122%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.30	$10.35	$10.48	$9.44	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.17	0.06	0.01	(0.01)
Net realized and unrealized gain/(loss)	(0.41)	0.20	0.54	1.05	(0.23)
Total from Investment Operations	(0.32)	0.37	0.60	1.06	(0.24)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.01)	(0.11)	(0.02)	(0.01)
Distributions (from capital gains)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.22)	(0.42)	(0.73)	(0.02)	(0.01)
Net Asset Value, End of Period	$9.76	$10.30	$10.35	$10.48	$9.44
Total Return*	(3.30)%	3.96%	5.58%	11.21%	(2.52)%
Net Assets, End of Period (in thousands)	$1,644	$1,778	$1,603	$1,225	$1,046
Average Net Assets for the Period (in thousands)	$1,644	$1,695	$1,448	$1,112	$827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.92%	1.88%	2.34%	2.27%	2.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.14%	1.75%	1.83%	1.84%
Ratio of Net Investment Income/(Loss)	0.91%	1.71%	0.54%	0.05%	(0.06)%
Portfolio Turnover Rate	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

36	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.33	$10.43	$10.54	$9.49	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.20	0.15	0.09	0.06
Net realized and unrealized gain/(loss)	(0.40)	0.20	0.55	1.05	(0.25)
Total from Investment Operations	(0.28)	0.40	0.70	1.14	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.09)	(0.19)	(0.09)	(0.02)
Distributions (from capital gains)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.23)	(0.50)	(0.81)	(0.09)	(0.02)
Net Asset Value, End of Period	$9.82	$10.33	$10.43	$10.54	$9.49
Total Return*	(2.90)%	4.31%	6.51%	12.13%	(1.93)%
Net Assets, End of Period (in thousands)	$3,030	$2,813	$2,480	$1,619	$1,285
Average Net Assets for the Period (in thousands)	$2,844	$2,564	$2,139	$1,435	$973
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.43%	1.84%	2.01%	2.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.85%	0.86%	0.96%	1.10%
Ratio of Net Investment Income/(Loss)	1.24%	1.97%	1.39%	0.94%	0.69%
Portfolio Turnover Rate	228%	268%	440%	302%(2)	122%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.35	$10.46	$10.57	$9.51	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.21	0.19	0.17	0.09
Net realized and unrealized gain/(loss)	(0.44)	0.19	0.52	1.00	(0.24)
Total from Investment Operations	(0.26)	0.40	0.71	1.17	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.10)	(0.20)	(0.11)	(0.03)
Distributions (from capital gains)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.25)	(0.51)	(0.82)	(0.11)	(0.03)
Net Asset Value, End of Period	$9.84	$10.35	$10.46	$10.57	$9.51
Total Return*	(2.68)%	4.33%	6.57%	12.42%	(1.55)%
Net Assets, End of Period (in thousands)	$342	$15,008	$9,959	$4,596	$1,090
Average Net Assets for the Period (in thousands)	$7,161	$14,537	$4,830	$1,802	$854
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.35%	1.38%	1.40%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.79%	0.80%	0.83%
Ratio of Net Investment Income/(Loss)	1.76%	2.12%	1.75%	1.69%	0.94%
Portfolio Turnover Rate	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.35	$10.46	$10.56	$9.51	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.21	0.16	0.10	0.07
Net realized and unrealized gain/(loss)	(0.41)	0.20	0.56	1.06	(0.23)
Total from Investment Operations	(0.27)	0.41	0.72	1.16	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.11)	(0.20)	(0.11)	(0.03)
Distributions (from capital gains)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.24)	(0.52)	(0.82)	(0.11)	(0.03)
Net Asset Value, End of Period	$9.84	$10.35	$10.46	$10.56	$9.51
Total Return*	(2.74)%	4.36%	6.72%	12.43%	(1.65)%
Net Assets, End of Period (in thousands)	$40,773	$46,087	$51,921	$48,806	$48,423
Average Net Assets for the Period (in thousands)	$44,038	$49,849	$52,068	$48,134	$49,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.26%	1.27%	1.24%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.70%	0.73%	0.81%	0.83%
Ratio of Net Investment Income/(Loss)	1.40%	2.10%	1.52%	1.03%	0.73%
Portfolio Turnover Rate	228%	268%	440%	302%(2)	122%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.35	$10.42	$10.53	$9.48	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.20	0.12	0.07	0.05
Net realized and unrealized gain/(loss)	(0.42)	0.20	0.55	1.06	(0.24)
Total from Investment Operations	(0.30)	0.40	0.67	1.13	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.06)	(0.16)	(0.08)	(0.02)
Distributions (from capital gains)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.23)	(0.47)	(0.78)	(0.08)	(0.02)
Net Asset Value, End of Period	$9.82	$10.35	$10.42	$10.53	$9.48
Total Return*	(3.05)%	4.33%	6.24%	11.95%	(1.99)%
Net Assets, End of Period (in thousands)	$1,263	$1,303	$1,256	$1,183	$1,057
Average Net Assets for the Period (in thousands)	$1,284	$1,258	$1,267	$1,110	$831
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	1.79%	1.83%	1.75%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.89%	1.11%	1.17%	1.24%
Ratio of Net Investment Income/(Loss)	1.15%	1.92%	1.14%	0.70%	0.53%
Portfolio Turnover Rate	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

38	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.33	$10.43	$10.55	$9.50	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.19	0.14	0.09	0.07
Net realized and unrealized gain/(loss)	(0.41)	0.20	0.55	1.06	(0.24)
Total from Investment Operations	(0.29)	0.39	0.69	1.15	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.08)	(0.19)	(0.10)	(0.02)
Distributions (from capital gains)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.24)	(0.49)	(0.81)	(0.10)	(0.02)
Net Asset Value, End of Period	$9.80	$10.33	$10.43	$10.55	$9.50
Total Return*	(3.00)%	4.23%	6.40%	12.17%	(1.72)%
Net Assets, End of Period (in thousands)	$1,149	$1,327	$2,557	$2,291	$1,085
Average Net Assets for the Period (in thousands)	$1,261	$2,521	$2,635	$1,204	$856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.62%	1.54%	1.51%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.90%	0.92%	0.94%	1.00%
Ratio of Net Investment Income/(Loss)	1.20%	1.90%	1.30%	0.95%	0.77%
Portfolio Turnover Rate	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	39

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

40	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

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Notes to Financial Statements

shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the

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Notes to Financial Statements

option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund purchased call options on various stocks and ETFs for the purpose of increasing exposure to individual equity risk.

During the year, the Fund purchased call options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the year, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the year, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

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Notes to Financial Statements

During the year, the Fund wrote call options on various stocks and ETFs for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the year, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the year, the Fund wrote put options on various stocks and ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

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Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event,

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Notes to Financial Statements

the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs	$227,067	$(227,067)	$—	$—
HSBC Securities (USA), Inc.	4,733	(1,421)	—	3,312
JPMorgan Chase Bank, National Association	5,936,208	—	(5,936,208)	—

Total	$6,168,008	$(228,488)	$(5,936,208)	$3,312
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs	$297,129	$(227,067)	$—	$70,062
HSBC Securities (USA), Inc.	1,421	(1,421)	—	—

Total	$298,550	$(228,488)	$—	$70,062
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated

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Notes to Financial Statements

daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

50	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,936,208. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $6,068,393, resulting in the net amount due to the counterparty of $132,185.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative

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Notes to Financial Statements

fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.71% of the Fund’s average daily net assets. In addition, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $155.

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Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2020.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	75	3
Class D Shares	43	3
Class I Shares	-	-
Class N Shares	95	81
Class S Shares	100	3
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 661,981	$ -	$ (677,108)	$ -	$ -	$ 88,468	$ 150,082

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (677,108)	$ -	$ (677,108)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 47,091,537	$ 3,723,781	$ (3,603,876)	$ 119,905

Information on the tax components of securities sold short as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (460,258)	$ -	$ 30,177	$ 30,177

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (226,309)	$ 89,389	$ -	$ 89,389

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,431,393	$ 39,536	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,577,951	$ 2,096,422	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (5,498)	$ 56,765	$ (51,267)

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Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	29,448	$ 293,030	263,945	$ 2,762,794
Reinvested dividends and distributions	1,782	18,590	12,794	120,007
Shares repurchased	(271,361)	(2,705,224)	(101,438)	(1,032,330)
Net Increase/(Decrease)	(240,131)	$ (2,393,604)	175,301	$ 1,850,471
Class C Shares:
Shares sold	8,928	$ 80,719	40,783	$ 399,274
Reinvested dividends and distributions	3,278	34,187	7,443	69,592
Shares repurchased	(16,435)	(165,776)	(30,545)	(299,281)
Net Increase/(Decrease)	(4,229)	$ (50,870)	17,681	$ 169,585
Class D Shares:
Shares sold	64,126	$ 640,080	56,428	$ 562,998
Reinvested dividends and distributions	5,838	61,068	12,469	116,956
Shares repurchased	(33,841)	(343,926)	(34,379)	(348,900)
Net Increase/(Decrease)	36,123	$ 357,222	34,518	$ 331,054
Class I Shares:
Shares sold	44,930	$ 467,808	875,906	$ 9,044,162
Reinvested dividends and distributions	22,895	239,483	80,463	756,351
Shares repurchased	(1,482,869)	(15,612,476)	(459,039)	(4,675,765)
Net Increase/(Decrease)	(1,415,044)	$(14,905,185)	497,330	$ 5,124,748
Class N Shares:
Shares sold	912,665	$ 9,485,739	159,160	$ 1,615,734
Reinvested dividends and distributions	101,143	1,058,964	259,176	2,436,252
Shares repurchased	(1,319,498)	(13,562,585)	(933,484)	(9,555,914)
Net Increase/(Decrease)	(305,690)	$ (3,017,882)	(515,148)	$(5,503,928)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	2,744	28,694	6,067	56,970
Shares repurchased	-	-	(678)	(6,729)
Net Increase/(Decrease)	2,744	$ 28,694	5,389	$ 50,241
Class T Shares:
Shares sold	583	$ 5,869	20,015	$ 203,731
Reinvested dividends and distributions	2,863	29,913	12,445	116,855
Shares repurchased	(14,601)	(134,756)	(149,172)	(1,530,155)
Net Increase/(Decrease)	(11,155)	$ (98,974)	(116,712)	$(1,209,569)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$126,776,340	$ 155,459,289	$ -	$ -

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Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Adaptive Global Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Adaptive Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Adaptive Global Allocation Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$39,536
Dividends Received Deduction Percentage	91%
Qualified Dividend Income Percentage	89%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	83

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Adaptive Global Allocation Fund	6/15-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

84	JUNE 30, 2020

Janus Henderson Adaptive Global Allocation Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	85

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93059 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Developed World Bond Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Developed World Bond Fund

Janus Henderson Developed World Bond Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Developed World Bond Fund is a developed market fixed income fund seeking total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions among countries, fixed income asset classes, sectors and credit ratings. We believe that outside of the bond’s coupon, asset allocation is the primary driver of returns. Specifically, we actively manage the Fund’s duration position and credit exposure based on where we believe we are in the economic cycle. The Fund’s flexibility allows it to source return from a wide range of global fixed income securities. In addition, by style, we favor sensible income from large, noncyclical businesses that are likely to continue paying their coupons in the years to come.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Developed World Bond Fund’s Class I Shares returned 6.36% over the 12-month period ended June 30, 2020. The Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), returned 6.90%.

INVESTMENT ENVIRONMENT

The year under review was defined by the financial and health crisis generated by the COVID-19 pandemic in the early months of 2020. Everything that occurred in markets prior to this event frankly looks quaint in comparison. The enforced shutdown of the global economy resulted in the most dramatic sell-off in corporate bonds in the history of this market. The repricing that occurred during March 2020 took approximately 18 months during the 2008 financial crisis. What was even more remarkable was the fact that the speed of the decline in corporate bond prices was matched only by the speed of the subsequent recovery as governments and central banks stepped in to provide support for households and corporations. For investors this has meant that the default rates have been much lower than the scale of the economic decline would suggest. In addition, the dramatic cuts in interest rates across the developed world have created a huge demand for the relatively reliable income provided by corporate bonds. Bond coupons always rank senior to equity dividends, and in this crisis, it would appear, to commercial property rents, as well.

PERFORMANCE DISCUSSION

While the Fund underperformed its corporate bond benchmark, performance was strong during the period. The Fund used the March 2020 sell-off as an opportunity to substantially shift its asset allocation within the fixed income market. We accomplished this by increasing the exposure to corporate bonds – both investment-grade and lower-rated, high-yield corporate bonds and credit derivatives – at the expense of government bonds and cash. This shift reversed a three-year process of deallocating from the riskier areas of the corporate bond market (subordinated financial bonds and high-yield corporate bonds) and seeking out the more defensive attributes of government bonds. We felt it was justified by the valuations on offer during the sell-off and the unique policy response to the economic downturn. By period end the shift had resulted in a substantial recovery in the Fund’s capital value.

The Fund had a handful of modest individual detractors from performance, but these were rounding errors in the context of overall performance. This reflects the fact that we had no corporate bonds that faced a serious risk of default, even during the sell-off. We are extremely disciplined in our corporate bond investing by style and deem large parts of the market uninvestable. It thus is no surprise that we had no exposure to airlines, autos, traditional (nonfood) retail, energy or other commodity companies. We did have a handful of leisure companies that directly were impacted by the lockdown, but these are companies with a history of strong returns and that as a result have been supported by both bond and equity investors in providing liquidity to see them through the shutdown. They are survivors, and in a number of cases, we added to existing positions during the sell-off. The strongest performers over the 12-month period were high-quality investment-grade bonds and government

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

bonds that saw their yields plummet to all-time lows following the collapse in interest rates.

DERIVATIVES USAGE

The Fund makes use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), buying protection to reduce exposure or to effectively take a “short” position. The Fund uses futures as a liquid and straightforward way of either reducing or increasing the Fund’s duration (interest rate sensitivity). Currency forwards are used to hedge the Fund’s foreign currency back to the U.S. dollar. Additional forwards may be used to hedge underlying currency risk if exposure is significant. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Governments continue to offer unprecedented monetary and fiscal stimulus in order to manage the economic impact of the pandemic. We expect this to continue during the recovery stage, with a raft of new policies aimed at minimizing defaults and encouraging consumer spending. We remain constructive on corporate bonds, which appear to us to be the “sweet spot,” as they generally offer an acceptable yield with less volatility than equities. Indeed, throughout the March turbulence we felt that this crisis ultimately would result in record low-quality corporate bond yields and record high prices rather than the doomsday scenario, touted by many, of an implosion of the corporate debt market and mass defaults.

2	JUNE 30, 2020

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.72%	0.76%
Class A Shares MOP	0.68%	0.72%
Class C Shares**	0.12%	0.16%
Class D Shares	0.96%	1.06%
Class I Shares	1.09%	1.13%
Class N Shares	1.15%	1.19%
Class S Shares	-0.66%	0.70%
Class T Shares	0.91%	0.94%
Weighted Average Maturity		9.0 Years
Average Effective Duration***		5.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.4%
AA	10.0%
A	14.8%
BBB	31.5%
BB	14.0%
B	8.4%
CCC	0.3%
Not Rated	12.0%
Other	4.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	77.4%
Foreign Government Bonds	15.4%
Investment Companies	4.2%
Bank Loans and Mezzanine Loans	1.2%
Inflation-Indexed Bonds	0.5%
Asset-Backed/Commercial Mortgage-Backed Securities	0.2%
Other	1.1%
100.0%

Janus Investment Fund	3

Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	6.07%	5.21%	5.75%	5.26%	1.00%	0.83%
Class A Shares at MOP	1.06%	4.19%	5.24%	4.95%
Class C Shares at NAV	5.26%	4.43%	4.96%	4.45%	1.74%	1.58%
Class C Shares at CDSC	4.26%	4.43%	4.96%	4.45%
Class D Shares(1)	6.17%	5.31%	5.81%	5.29%	0.87%	0.70%
Class I Shares	6.36%	5.48%	5.99%	5.40%	0.75%	0.58%
Class N Shares	6.32%	5.50%	5.90%	5.34%	0.72%	0.58%
Class S Shares	5.83%	5.07%	5.66%	5.20%	3.29%	1.08%
Class T Shares	6.17%	5.26%	5.78%	5.27%	0.92%	0.83%
Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	6.90%	5.18%	4.96%	4.85%
Morningstar Quartile - Class A Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	31/107	6/75	5/51	13/48

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least October 31, 2021.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

4	JUNE 30, 2020

Janus Henderson Developed World Bond Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$1,038.80	$4.41	$1,000.00	$1,020.54	$4.37	0.87%
Class C Shares	$1,000.00	$1,035.40	$8.10	$1,000.00	$1,016.91	$8.02	1.60%
Class D Shares	$1,000.00	$1,039.80	$3.60	$1,000.00	$1,021.33	$3.57	0.71%
Class I Shares	$1,000.00	$1,040.30	$3.20	$1,000.00	$1,021.73	$3.17	0.63%
Class N Shares	$1,000.00	$1,040.60	$2.94	$1,000.00	$1,021.98	$2.92	0.58%
Class S Shares	$1,000.00	$1,037.90	$5.47	$1,000.00	$1,019.49	$5.42	1.08%
Class T Shares	$1,000.00	$1,039.20	$4.16	$1,000.00	$1,020.79	$4.12	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.2%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40	337,323	GBP	$558,765
Ziggo BV, 4.2500%, 1/15/27	2,025,000	EUR	2,339,960
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $2,829,769)			2,898,725
Bank Loans and Mezzanine Loans – 1.2%
Consumer Cyclical – 0.5%
Loire Finco Luxembourg,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 4/21/27‡	2,850,000	EUR	3,068,036
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.5000%, 3.6783%, 4/21/27‡	$4,840,000		4,640,350
			7,708,386
Consumer Non-Cyclical – 0.2%
Froneri Lux FinCo SARL,
Euro Interbank Offered Rate 3 Month + 2.6250%, 2.6250%, 1/29/27‡	1,860,000	EUR	2,009,611
Froneri US Inc, ICE LIBOR USD 1 Month + 2.2500%, 2.4283%, 1/29/27‡	1,252,987		1,175,465
Froneri US Inc, ICE LIBOR USD 1 Month + 5.7500%, 5.9283%, 1/31/28‡	262,857		249,057
			3,434,133
Technology – 0.5%
Financial & Risk US Holdings Inc,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 10/1/25‡	1,810,808	EUR	1,990,353
McAfee LLC,
Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 9/30/24‡	972,675	EUR	1,066,561
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 3.9336%, 9/30/24‡	2,115,917		2,055,380
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 3.4283%, 10/1/25‡	3,089,476		3,014,556
			8,126,850
Total Bank Loans and Mezzanine Loans (cost $19,918,230)			19,269,369
Corporate Bonds – 77.4%
Banking – 7.2%
Bank of America Corp,
Canada Bankers Acceptances 3 Month + 1.2020%, 3.4070%, 9/20/25‡	2,500,000	CAD	1,962,152
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	8,000,000	EUR	10,735,898
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	7,600,000		8,301,480
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.2900%, 7.1950% (144A)‡,µ	2,100,000		2,268,000
Credit Suisse Group AG, USD SWAP SEMI 30/360 5YR + 4.5980%, 7.5000%‡,µ	2,690,000		2,891,750
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	3,915,523
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%‡,µ	909,000	GBP	1,713,166
JPMorgan Chase & Co, 4.5000%, 1/30/26	6,950,000	AUD	5,453,761
Lloyds Banking Group PLC, 4.0000%, 3/7/25	4,400,000	AUD	3,256,144
Lloyds Banking Group PLC, 1.8750%, 1/15/26	6,000,000	GBP	7,409,740
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,635,589
Lloyds Banking Group PLC, 4.3750%, 3/22/28	3,000,000		3,480,901
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	5,486,000		6,178,607
Nationwide Building Society, 4.0000%, 9/14/26 (144A)	7,500,000		8,104,103
Nationwide Building Society,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.6250%, 5.7500%‡,µ	4,870,000	GBP	6,072,063
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%‡,µ	2,514,000		3,676,725
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	3,500,000		3,920,850
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	2,600,000		2,844,083
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	7,210,000	GBP	9,144,285
Royal Bank of Scotland Group PLC,
ICE LIBOR USD 3 Month + 2.5000%, 7.6480%‡,µ	971,000		1,404,552
Stichting AK Rabobank Certificaten, 0%‡,µ	4,000,000	EUR	4,763,242
UBS Group AG, USD SWAP SA (VS 6M) 5Y + 4.8660%, 7.0000%‡,µ	3,730,000		4,099,083
Wells Fargo & Co, 3.7000%, 7/27/26	6,000,000	AUD	4,527,073
Wells Fargo & Co, 4.0000%, 4/27/27	11,000,000	AUD	8,417,379
			116,176,149

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Basic Industry – 1.9%
Argentum Netherlands BV for Givaudan SA, 2.0000%, 9/17/30	3,600,000	EUR	$4,506,756
Firmenich Productions SAS, 1.7500%, 4/30/30	4,030,000	EUR	4,704,708
International Flavors & Fragrances Inc, 1.8000%, 9/25/26	390,000	EUR	441,099
International Flavors & Fragrances Inc, 4.4500%, 9/26/28	$1,212,000		1,378,962
Smurfit Kappa Acquisitions ULC, 2.3750%, 2/1/24	1,500,000	EUR	1,722,509
Smurfit Kappa Acquisitions ULC, 2.8750%, 1/15/26	5,673,000	EUR	6,572,242
Smurfit Kappa Treasury ULC, 1.5000%, 9/15/27	6,800,000	EUR	7,284,903
Symrise AG, 1.3750%, 7/1/27	4,000,000	EUR	4,529,466
			31,140,645
Capital Goods – 1.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	237,000		242,629
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 2.1250%, 8/15/26	1,500,000	EUR	1,619,390
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	9,208,000		9,038,757
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	2,889,000		2,835,900
Ball Corp, 4.8750%, 3/15/26	1,730,000		1,879,922
TransDigm Inc, 6.2500%, 3/15/26 (144A)	3,600,000		3,597,750
Vertical Midco GmbH, 4.3750%, 7/15/27 (144A)	3,500,000	EUR	3,931,922
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	2,492,000		2,492,000
			25,638,270
Communications – 19.4%
Altice France SA/France, 7.3750%, 5/1/26 (144A)	5,507,000		5,748,978
Altice France SA/France, 5.8750%, 2/1/27	4,910,000	EUR	5,793,927
Altice France SA/France, 5.5000%, 1/15/28 (144A)	6,693,000		6,759,930
American Tower Corp, 3.6000%, 1/15/28	7,580,000		8,462,846
American Tower Corp, 3.8000%, 8/15/29	8,686,000		9,869,973
American Tower Corp, 2.9000%, 1/15/30	8,127,000		8,672,223
Arqiva Broadcast Finance PLC, 6.7500%, 9/30/23	11,040,000	GBP	14,156,673
AT&T Inc, 2.7500%, 6/1/31	14,880,000		15,393,157
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	418,000		436,162
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	3,068,000		3,236,740
Cellnex Telecom SA, 1.8750%, 6/26/29	3,300,000	EUR	3,650,297
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.2000%, 3/15/28	13,160,000		14,752,497
Comcast Corp, 1.5000%, 2/20/29	2,850,000	GBP	3,614,098
Comcast Corp, 1.8750%, 2/20/36	2,460,000	GBP	3,147,466
Crown Castle International Corp, 3.6500%, 9/1/27	2,810,000		3,129,754
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		2,236,336
Crown Castle International Corp, 3.1000%, 11/15/29	5,601,000		6,002,835
Crown Castle International Corp, 3.3000%, 7/1/30	6,929,000		7,565,135
Crown Castle International Corp, 2.2500%, 1/15/31	3,581,000		3,606,849
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	3,950,000		4,315,375
Deutsche Telekom AG, 1.3750%, 7/5/34	7,300,000	EUR	8,389,068
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	3,351,376
Dolya Holdco, 4.8750%, 7/15/28 (144A)	2,180,000	GBP	2,714,298
Eircom Finance DAC, 3.5000%, 5/15/26	16,775,000	EUR	18,901,674
Eircom Finance DAC, 2.6250%, 2/15/27	4,275,000	EUR	4,574,440
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	7,400,000		7,023,044
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	4,742,136
Orange SA, 2.0000%, 1/15/29	3,100,000	EUR	3,888,250
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	6,626,939
Orange SA, 3.2500%, 1/15/32	2,900,000	GBP	4,185,184
RELX Capital Inc, 3.0000%, 5/22/30	2,417,000		2,617,281
Sirius XM Radio Inc, 5.3750%, 4/15/25 (144A)	2,315,000		2,377,505
Sirius XM Radio Inc, 5.0000%, 8/1/27 (144A)	2,106,000		2,160,377
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	5,100,000		5,394,627
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	2,185,000		2,155,415

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Sky Ltd, 2.5000%, 9/15/26	1,015,000	EUR	$1,282,972
T-Mobile USA Inc, 6.0000%, 3/1/23	$2,100,000		2,108,484
T-Mobile USA Inc, 6.5000%, 1/15/26	2,320,000		2,424,098
T-Mobile USA Inc, 4.5000%, 2/1/26	596,000		603,128
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		985,276
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	9,017,000		10,050,078
T-Mobile USA Inc, 4.3750%, 4/15/40 (144A)	7,850,000		9,080,252
Verizon Communications Inc, 4.5000%, 8/17/27	12,840,000	AUD	10,298,282
Verizon Communications Inc, 4.0160%, 12/3/29	3,420,000		4,088,033
Verizon Communications Inc, 2.6500%, 5/6/30	10,200,000	AUD	7,021,989
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	3,109,000		3,035,472
Virgin Media Secured Finance PLC, 5.2500%, 5/15/29	7,229,000	GBP	9,354,523
Virgin Media Secured Finance PLC, 4.1250%, 8/15/30 (144A)	2,500,000	GBP	3,050,782
Vodafone Group PLC, 3.2500%, 12/13/22	3,600,000	AUD	2,588,410
Vodafone Group PLC, 4.3750%, 5/30/28	9,700,000		11,534,001
Vodafone Group PLC, 1.6000%, 7/29/31	1,500,000	EUR	1,784,639
WMG Acquisition Corp, 2.7500%, 7/15/28 (144A)	4,310,000	EUR	4,916,139
WMG Acquisition Corp, 3.8750%, 7/15/30 (144A)	1,990,000		2,009,999
Ziggo BV, 4.8750%, 1/15/30 (144A)	8,200,000		8,244,444
Ziggo BV, 3.3750%, 2/28/30	6,800,000	EUR	7,180,812
			311,294,678
Consumer Cyclical – 14.2%
Amazon.com Inc, 3.1500%, 8/22/27	5,248,000		6,005,161
Amazon.com Inc, 2.5000%, 6/3/50	4,638,000		4,690,761
Booking Holdings Inc, 1.8000%, 3/3/27	6,010,000	EUR	6,987,628
Booking Holdings Inc, 4.6250%, 4/13/30	10,041,000		11,743,097
Boyd Gaming Corp, 8.6250%, 6/1/25 (144A)	3,276,000		3,423,420
Boyd Gaming Corp, 6.3750%, 4/1/26	1,800,000		1,710,000
Compass Group PLC, 2.0000%, 7/3/29	5,100,000	GBP	6,534,738
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,095,954
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	3,953,742
Co-Operative Group Ltd, 5.1250%, 5/17/24	5,900,000	GBP	7,732,796
CPUK Finance Ltd, 4.2500%, 8/28/22	850,000	GBP	1,002,488
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	250,000	GBP	294,849
CPUK Finance Ltd, 4.8750%, 8/28/25	3,150,000	GBP	3,600,998
CPUK Finance Ltd, 4.8750%, 8/28/25 (144A)	150,000	GBP	171,476
Experian Finance PLC, 4.2500%, 2/1/29 (144A)	8,562,000		9,956,099
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	9,263,000		9,869,902
Experian Finance PLC, 3.2500%, 4/7/32	830,000	GBP	1,189,217
GLP Capital LP / GLP Financing II Inc, 5.7500%, 6/1/28	1,482,000		1,632,719
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	3,300,000		3,570,864
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	1,832,000		1,821,649
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,400,000		1,501,243
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	3,880,000		4,345,600
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	1,439,000		1,591,548
Levi Strauss & Co, 5.0000%, 5/1/25 (144A)	8,142,000		8,172,614
Live Nation Entertainment Inc, 4.7500%, 10/15/27 (144A)	1,016,000		873,973
Marriott International Inc, 5.7500%, 5/1/25	7,051,000		7,684,325
Mastercard Inc, 3.8500%, 3/26/50	8,815,000		10,997,351
McDonald's Corp, 3.4500%, 9/8/26	9,200,000	AUD	6,982,039
McDonald's Corp, 2.6250%, 6/11/29	3,900,000	EUR	4,958,501
McDonald's Corp, 1.6000%, 3/15/31	3,000,000	EUR	3,556,706
Motion Bondco DAC, 4.5000%, 11/15/27 (144A)	375,000	EUR	370,635
Motion Bondco DAC, 6.6250%, 11/15/27 (144A)‡	4,090,000		3,558,300
Motion Finco Sarl, 7.0000%, 5/15/25 (144A)	3,090,000	EUR	3,571,126
NIKE Inc, 2.8500%, 3/27/30	4,709,000		5,244,769
NIKE Inc, 3.3750%, 3/27/50	5,906,000		6,771,435
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		7,140,075
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		2,145,544

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Sodexo SA, 0.7500%, 4/14/27	380,000	EUR	$424,770
Sodexo SA, 1.7500%, 6/26/28	6,400,000	GBP	8,037,749
Sodexo SA, 1.0000%, 4/27/29	5,300,000	EUR	5,861,360
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	$10,700,000		11,279,084
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	3,200,000	GBP	4,208,910
VICI Properties LP / VICI Note Co Inc, 3.7500%, 2/15/27 (144A)	707,000		664,580
VICI Properties LP / VICI Note Co Inc, 4.6250%, 12/1/29 (144A)	2,400,000		2,340,000
VICI Properties LP / VICI Note Co Inc, 4.1250%, 8/15/30 (144A)	1,249,000		1,191,234
Visa Inc, 2.7500%, 9/15/27	11,990,000		13,217,560
Visa Inc, 2.0500%, 4/15/30	3,056,000		3,203,327
Visa Inc, 2.7000%, 4/15/40	1,313,000		1,406,615
Walmart Inc, 3.7000%, 6/26/28	6,620,000		7,843,366
Yum! Brands Inc, 7.7500%, 4/1/25 (144A)	529,000		570,659
			228,702,556
Consumer Non-Cyclical – 20.1%
Anheuser-Busch InBev Worldwide Inc, 4.1000%, 9/6/27	2,840,000	AUD	2,167,380
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		438,325
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	6,351,000		6,558,233
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,328,287
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	3,000,000		2,850,000
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	4,736,000		5,179,393
Bacardi Ltd, 4.7000%, 5/15/28 (144A)	4,806,000		5,434,889
Becton Dickinson and Co, 3.7000%, 6/6/27	5,310,000		5,940,819
Boston Scientific Corp, 4.0000%, 3/1/29	893,000		1,021,585
Campbell Soup Co, 2.3750%, 4/24/30	1,372,000		1,420,714
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26 (144A)	1,639,000		1,663,913
Clorox Co, 1.8000%, 5/15/30	3,595,000		3,625,939
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	3,700,351
Coca-Cola Co, 2.1250%, 9/6/29	5,330,000		5,677,525
Constellation Brands Inc, 4.7500%, 11/15/24	1,605,000		1,840,683
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		4,425,410
Constellation Brands Inc, 3.1500%, 8/1/29	7,430,000		7,965,251
Constellation Brands Inc, 2.8750%, 5/1/30	2,382,000		2,523,289
Cott Holdings Inc, 5.5000%, 4/1/25 (144A)	1,336,000		1,342,800
DaVita Inc, 4.6250%, 6/1/30 (144A)	7,608,000		7,566,156
DH Europe Finance II Sarl, 2.6000%, 11/15/29	1,378,000		1,466,140
DH Europe Finance II Sarl, 0.7500%, 9/18/31	3,300,000	EUR	3,566,447
Diageo Capital PLC, 2.0000%, 4/29/30	1,709,000		1,768,253
Diageo Capital PLC, 2.1250%, 4/29/32	1,371,000		1,421,151
Diageo Finance PLC, 1.7500%, 10/12/26	6,600,000	GBP	8,560,335
Elanco Animal Health Inc, 5.6500%, 8/28/28Ç	7,370,000		8,171,856
Estee Lauder Cos Inc, 3.1500%, 3/15/27	4,430,000		4,945,646
Estee Lauder Cos Inc, 2.6000%, 4/15/30	9,017,000		9,833,313
Grifols SA, 1.6250%, 2/15/25	5,850,000	EUR	6,406,314
Grifols SA, 2.2500%, 11/15/27	8,310,000	EUR	9,166,533
Hasbro Inc, 3.5500%, 11/19/26	2,697,000		2,850,013
Hasbro Inc, 3.9000%, 11/19/29	1,539,000		1,602,284
HCA Inc, 5.0000%, 3/15/24	67,000		74,509
HCA Inc, 5.2500%, 6/15/26	1,585,000		1,824,351
HCA Inc, 4.1250%, 6/15/29	9,349,000		10,310,585
HCA Inc, 3.5000%, 9/1/30	1,690,000		1,627,367
HCA Inc, 5.1250%, 6/15/39	5,610,000		6,537,208
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,614,075
Heineken NV, 1.5000%, 10/3/29	2,650,000	EUR	3,200,902
Heineken NV, 2.2500%, 3/30/30	1,800,000	EUR	2,285,886
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,477,693
IQVIA Inc, 3.2500%, 3/15/25	1,500,000	EUR	1,696,811
IQVIA Inc, 5.0000%, 5/15/27 (144A)	4,000,000		4,091,760

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
IQVIA Inc, 2.2500%, 1/15/28	1,500,000	EUR	$1,615,683
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	$3,580,000		4,293,189
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	929,000		1,027,719
Kimberly-Clark Corp, 3.1000%, 3/26/30	1,737,000		1,977,218
Lamb Weston Holdings Inc, 4.8750%, 11/1/26 (144A)	1,360,000		1,407,600
LVMH Moet Hennessy Louis Vuitton SE, 0.7500%, 5/26/24	5,000,000	EUR	5,737,723
Mars Inc, 3.2000%, 4/1/30 (144A)	10,045,000		11,434,491
McCormick & Co Inc/MD, 3.4000%, 8/15/27	6,433,000		7,162,443
Mondelez International Inc, 2.7500%, 4/13/30	666,000		718,341
Nestle Finance International Ltd, 2.2500%, 11/30/23	6,600,000	GBP	8,684,899
Nestle Holdings Inc, 3.9000%, 9/24/38 (144A)	13,745,000		17,065,369
PepsiCo Inc, 2.6250%, 7/29/29	2,695,000		2,978,816
PepsiCo Inc, 1.1250%, 3/18/31	1,430,000	EUR	1,696,995
PepsiCo Inc, 3.3750%, 7/29/49	4,090,000		4,689,086
Procter & Gamble Co, 3.5500%, 3/25/40	2,750,000		3,316,508
Procter & Gamble Co, 3.6000%, 3/25/50	2,750,000		3,423,444
Sunshine Mid BV, 6.5000%, 5/15/26	3,300,000	EUR	3,660,900
Sysco Corp, 3.5500%, 3/15/25	3,088,000		3,317,881
Sysco Corp, 5.9500%, 4/1/30	8,316,000		10,420,536
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	5,811,950
Tesco PLC, 6.1500%, 11/15/37 (144A)	9,601,000		12,113,324
Thermo Fisher Scientific Inc, 4.4970%, 3/25/30	1,368,000		1,692,151
Thermo Fisher Scientific Inc, 2.3750%, 4/15/32	1,600,000	EUR	2,047,522
Unilever Capital Corp, 2.1250%, 9/6/29	8,000,000		8,442,484
Unilever PLC, 1.5000%, 7/22/26	3,700,000	GBP	4,841,017
Upjohn Inc, 2.7000%, 6/22/30 (144A)	7,815,000		8,029,224
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	1,997,000	GBP	2,769,671
Zoetis Inc, 3.9000%, 8/20/28	2,450,000		2,884,888
Zoetis Inc, 2.0000%, 5/15/30	4,547,000		4,637,274
Zoetis Inc, 3.0000%, 5/15/50	3,411,000		3,506,594
			322,575,314
Government Sponsored – 1.6%
Deutsche Bahn Finance GMBH, 1.6250%, 8/16/33	5,990,000	EUR	7,543,679
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	10,000,000	AUD	7,846,068
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	10,866,819
			26,256,566
Industrial – 0.1%
Cintas Corp No 2, 3.7000%, 4/1/27	2,000,000		2,271,075
Insurance – 2.2%
Anthem Inc, 2.2500%, 5/15/30	2,905,000		2,988,665
Anthem Inc, 3.1250%, 5/15/50	3,486,000		3,604,541
BUPA Finance PLC, 4.1250%, 6/14/35	5,700,000	GBP	7,082,123
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%‡,µ	1,414,000	GBP	1,743,216
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.2500%, 4.5000%, 11/1/50‡	920,000	GBP	1,171,823
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.3780%, 5.6250%‡,µ	2,400,000	GBP	2,936,928
Phoenix Group Holdings PLC, 4.1250%, 7/20/22	1,600,000	GBP	2,044,734
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	3,434,419
Prudential PLC, 3.1250%, 4/14/30	5,084,000		5,460,475
Scottish Widows Ltd, 5.5000%, 6/16/23	2,500,000	GBP	3,355,634
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,053,998
			34,876,556
Non-Agency Commercial Mortgage-Backed Securities – 0.1%
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	1,632,246
Real Estate Investment Trusts (REITs) – 0.6%
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		2,192,144

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Public Storage, 3.3850%, 5/1/29	$6,240,000		$7,206,020
			9,398,164
Supranational – 0.5%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	7,266,928
Technology – 7.9%
Autodesk Inc, 2.8500%, 1/15/30	10,745,000		11,828,454
Broadcom Inc, 3.1500%, 11/15/25 (144A)	3,754,000		3,985,640
Broadcom Inc, 4.1100%, 9/15/28 (144A)	3,754,000		4,105,957
Dell International LLC / EMC Corp, 5.4500%, 6/15/23 (144A)	2,685,000		2,936,886
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	9,310,000		10,673,686
Dell International LLC / EMC Corp, 6.1000%, 7/15/27 (144A)	5,400,000		6,237,361
Equinix Inc, 3.2000%, 11/18/29	9,789,000		10,625,764
Equinix Inc, 3.0000%, 7/15/50	7,799,000		7,590,065
Fidelity National Information Services Inc, 3.7500%, 5/21/29	2,260,000		2,647,543
Fiserv Inc, 2.2500%, 7/1/25	1,310,000	GBP	1,698,820
Fiserv Inc, 3.5000%, 7/1/29	6,240,000		7,006,963
Fiserv Inc, 1.6250%, 7/1/30	3,470,000	EUR	4,018,869
Global Payments Inc, 2.6500%, 2/15/25	2,398,000		2,545,079
Global Payments Inc, 3.2000%, 8/15/29	3,880,000		4,155,480
Global Payments Inc, 2.9000%, 5/15/30	6,188,000		6,471,794
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,597,592
MSCI Inc, 4.0000%, 11/15/29 (144A)	2,026,000		2,066,520
MSCI Inc, 3.6250%, 9/1/30 (144A)	4,598,000		4,575,010
Oracle Corp, 2.9500%, 4/1/30	5,490,000		6,116,095
Oracle Corp, 3.6000%, 4/1/50	5,103,000		5,751,149
PayPal Holdings Inc, 2.8500%, 10/1/29	2,440,000		2,670,017
salesforce.com Inc, 3.7000%, 4/11/28	5,072,000		5,917,116
VMware Inc, 3.9000%, 8/21/27	4,698,000		4,976,639
VMware Inc, 4.7000%, 5/15/30	6,880,000		7,604,753
			127,803,252
Total Corporate Bonds (cost $1,193,460,822)			1,245,032,399
Foreign Government Bonds – 15.4%
Australia Government Bond, 2.7500%, 4/21/24	29,129,000	AUD	21,946,040
Australia Government Bond, 3.2500%, 4/21/29	54,000,000	AUD	44,998,254
Canadian Government Bond, 1.7500%, 3/1/23	30,000,000	CAD	22,950,199
European Investment Bank, 3.2500%, 1/29/24	17,000,000		18,769,025
Federal Republic of Germany Bond, 0%, 2/15/30	30,000,000	EUR	35,355,210
New Zealand Government Bond, 2.7500%, 4/15/25	66,000,000	NZD	47,234,130
New Zealand Government Bond, 3.0000%, 4/20/29	20,000,000	NZD	15,303,035
United Kingdom Gilt, 0.5000%, 7/22/22	33,000,000	GBP	41,380,112
Total Foreign Government Bonds (cost $245,691,774)			247,936,005
Inflation-Indexed Bonds – 0.5%
United States Treasury Inflation Indexed Bonds, 0.1250%, 1/15/30ÇÇ (cost $7,143,665)	7,276,275		7,867,013
Investment Companies – 4.2%
Money Markets – 4.2%
Fidelity Investments Money Market Treasury Portfolio, 0.0800%ºº (cost $67,435,423)	67,435,423		67,435,423
Total Investments (total cost $1,536,479,683) – 98.9%			1,590,438,934
Cash, Receivables and Other Assets, net of Liabilities – 1.1%			17,616,753
Net Assets – 100%			$1,608,055,687

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$806,049,534	50.7%
United Kingdom	303,207,983	19.1
Germany	84,305,608	5.3
Australia	66,944,294	4.2
New Zealand	62,537,165	3.9
France	60,074,946	3.8
Ireland	51,051,452	3.2
Netherlands	37,767,914	2.4
Canada	35,572,083	2.2
Luxembourg	26,035,953	1.6
Switzerland	24,887,196	1.6
Spain	19,223,144	1.2
Bermuda	10,614,282	0.7
Belgium	2,167,380	0.1

Total	$1,590,438,934	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	$423∆	$-	$-	$-

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	6,325,280	(6,325,280)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	7/29/20	58,500	$(40,041)	$325
Australian Dollar	7/29/20	(213,396,686)	145,185,252	(2,062,126)
British Pound	7/29/20	(161,205,316)	201,627,282	1,884,347
British Pound	7/29/20	(6,577,578)	8,123,548	(26,460)
Canadian Dollar	7/29/20	(24,699,096)	18,057,490	(140,324)
Euro	7/29/20	(225,352,733)	253,739,557	412,251
Euro	7/29/20	(4,315,685)	4,821,254	(30,165)
New Zealand Dollar	7/29/20	(92,855,587)	59,620,169	(283,473)
Total				$(245,625)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year US Treasury Note	800	9/30/20	$(111,337,500)	$(631,391)	$125,762
Euro-Bund	193	9/10/20	(38,272,606)	(447,810)	36,137
US Treasury Long Bond	42	9/30/20	(7,499,625)	7,875	7,811
Total				$(1,071,326)	$169,710

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)

Credit Default Swap Index

iTraxx Crossover Index, Fixed Rate 5.00% Paid Quarterly(3)	NR	6/20/25	56,800,000	EUR	$(3,245,023)	$6,630,464	$464,193
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc:

Renault SA, Fixed Rate 1.00%, Paid Quarterly	12/20/21	3,000,000	EUR	$10,704	$25,423	$36,127

JPMorgan Chase & Co:

Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid Quarterly	12/20/20	1,250,000	USD	20,186	(23,874)	(3,688)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid Quarterly	12/20/20	1,250,000	USD	20,186	(23,873)	(3,687)
				40,372	(47,747)	(7,375)
Total				$51,076	$(22,324)	$28,752

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$2,296,923	$ -	$2,296,923
Outstanding swap contracts, at value	36,127	-	-	36,127
Variation margin receivable	464,193	-	169,710	633,903

Total Asset Derivatives	$500,320	$2,296,923	$ 169,710	$2,966,953
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$2,542,548	$ -	$2,542,548
Outstanding swap contracts, at value	7,375	-	-	7,375

Total Liability Derivatives	$ 7,375	$2,542,548	$ -	$2,549,923

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Schedule of Investments

June 30, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (3,619,034)	$ (3,619,034)
Forward foreign currency exchange contracts	-	23,523,124	-	23,523,124
Swap contracts	(7,332,296)	-	-	(7,332,296)

Total	$(7,332,296)	$23,523,124	$ (3,619,034)	$12,571,794

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (1,969,820)	$ (1,969,820)
Forward foreign currency exchange contracts	-	11,102,806	-	11,102,806
Swap contracts	7,072,362	-	-	7,072,362

Total	$ 7,072,362	$11,102,806	$ (1,969,820)	$16,205,348

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value(a)
Credit default swaps, sell protection	$ 1,366,947
Credit default swaps, buy protection	(415,008)
Forward foreign currency exchange contracts, purchased	46,003,614
Forward foreign currency exchange contracts, sold	815,014,722
Futures contracts, purchased	102,182,135
Futures contracts, sold	58,732,637

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $307,516,239, which represents 19.1% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$2,898,725	$-
Bank Loans and Mezzanine Loans	-	19,269,369	-
Corporate Bonds	-	1,245,032,399	-
Foreign Government Bonds	-	247,936,005	-
Inflation-Indexed Bonds	-	7,867,013	-
Investment Companies	67,435,423	-	-
Total Investments in Securities	$67,435,423	$1,523,003,511	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	2,296,923	-
Outstanding Swap Contracts, at Value	-	36,127	-
Variation Margin Receivable	169,710	464,193	-
Total Assets	$67,605,133	$1,525,800,754	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,542,548	$-
Outstanding Swap Contracts, at Value	-	7,375	-
Total Liabilities	$-	$2,549,923	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

18	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$1,590,438,934
Cash	7,841
Deposits with brokers for centrally cleared derivatives	8,451,820
Deposits with brokers for futures	1,030,200
Forward foreign currency exchange contracts	2,296,923
Cash denominated in foreign currency(2)	982,927
Outstanding swap contracts, at value(3)	36,127
Variation margin receivable	633,903
Non-interested Trustees' deferred compensation	32,972
Receivables:
Interest	12,219,012
Investments sold	6,149,009
Fund shares sold	4,205,722
Dividends	6,485
Foreign tax reclaims	65
Other assets	109,160
Total Assets	1,626,601,100
Liabilities:
Forward foreign currency exchange contracts	2,542,548
Outstanding swap contracts, at value(4)	7,375
Payables:	—
Investments purchased	11,407,630
Fund shares repurchased	2,843,119
Advisory fees	536,239
Dividends	325,438
Transfer agent fees and expenses	224,141
Professional fees	43,499
12b-1 Distribution and shareholder servicing fees	42,549
Non-interested Trustees' deferred compensation fees	32,972
Custodian fees	26,270
Non-interested Trustees' fees and expenses	7,492
Affiliated fund administration fees payable	3,203
Accrued expenses and other payables	502,938
Total Liabilities	18,545,413
Net Assets	$1,608,055,687

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,562,067,275
Total distributable earnings (loss)	45,988,412
Total Net Assets	$1,608,055,687
Net Assets - Class A Shares	$59,078,770
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,945,034
Net Asset Value Per Share(5)	$9.94
Maximum Offering Price Per Share(6)	$10.44
Net Assets - Class C Shares	$37,641,421
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,813,886
Net Asset Value Per Share(5)	$9.87
Net Assets - Class D Shares	$30,219,358
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,042,317
Net Asset Value Per Share	$9.93
Net Assets - Class I Shares	$1,348,740,452
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136,149,503
Net Asset Value Per Share	$9.91
Net Assets - Class N Shares	$31,829,254
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,211,732
Net Asset Value Per Share	$9.91
Net Assets - Class S Shares	$223,582
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,522
Net Asset Value Per Share	$9.93
Net Assets - Class T Shares	$100,322,850
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,104,640
Net Asset Value Per Share	$9.93

(1) Includes cost of $1,536,479,683.

(2) Includes cost of $982,927.

(3) Premiums paid $10,704.

(4) Premiums paid $40,372.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$33,124,706
Dividends	845,006
Affiliated securities lending income, net	423
Unaffiliated securities lending income, net	35
Other income	195,523
Total Investment Income	34,165,693
Expenses:
Advisory fees	7,721,881
12b-1 Distribution and shareholder servicing fees:
Class A Shares	149,644
Class C Shares	363,091
Class S Shares	411
Transfer agent administrative fees and expenses:
Class D Shares	25,746
Class S Shares	502
Class T Shares	266,797
Transfer agent networking and omnibus fees:
Class A Shares	52,654
Class C Shares	23,391
Class I Shares	1,057,268
Other transfer agent fees and expenses:
Class A Shares	4,793
Class C Shares	2,775
Class D Shares	3,542
Class I Shares	54,019
Class N Shares	613
Class S Shares	14
Class T Shares	1,420
Registration fees	224,118
Shareholder reports expense	114,025
Custodian fees	112,836
Professional fees	65,284
Affiliated fund administration fees	36,194
Non-interested Trustees’ fees and expenses	32,216
Other expenses	216,018
Total Expenses	10,529,252
Less: Excess Expense Reimbursement and Waivers	(448,532)
Net Expenses	10,080,720
Net Investment Income/(Loss)	24,084,973

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(10,397,426)
Forward foreign currency exchange contracts	23,523,124
Futures contracts	(3,619,034)
Swap contracts	(7,332,296)
Total Net Realized Gain/(Loss) on Investments	2,174,368
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	27,585,982
Forward foreign currency exchange contracts	11,102,806
Futures contracts	(1,969,820)
Swap contracts	7,072,362
Total Change in Unrealized Net Appreciation/Depreciation	43,791,330
Net Increase/(Decrease) in Net Assets Resulting from Operations	$70,050,671

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$24,084,973	$18,923,584
Net realized gain/(loss) on investments	2,174,368	25,276,893
Change in unrealized net appreciation/depreciation	43,791,330	34,865,553
Net Increase/(Decrease) in Net Assets Resulting from Operations	70,050,671	79,066,030
Dividends and Distributions to Shareholders:
Class A Shares	(2,024,158)	(1,973,457)
Class C Shares	(995,645)	(1,372,098)
Class D Shares	(765,327)	(432,828)
Class I Shares	(44,470,595)	(33,555,493)
Class N Shares	(705,033)	(249,474)
Class S Shares	(6,868)	(6,438)
Class T Shares	(4,088,674)	(2,015,076)
Net Decrease from Dividends and Distributions to Shareholders	(53,056,300)	(39,604,864)
Capital Share Transactions:
Class A Shares	6,448,882	9,037,750
Class C Shares	(349,460)	(4,156,963)
Class D Shares	13,866,899	6,636,916
Class I Shares	383,616,125	256,127,011
Class N Shares	26,213,329	1,398,559
Class S Shares	61,348	31,444
Class T Shares	31,399,317	38,211,023
Net Increase/(Decrease) from Capital Share Transactions	461,256,440	307,285,740
Net Increase/(Decrease) in Net Assets	478,250,811	346,746,906
Net Assets:
Beginning of period	1,129,804,876	783,057,970
End of period	$1,608,055,687	$1,129,804,876

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.69	$9.35	$9.46	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.18	0.21	0.26
Net realized and unrealized gain/(loss)	0.44	0.58	(0.12)	0.11
Total from Investment Operations	0.58	0.76	0.09	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.42)	(0.20)	(0.12)
Distributions (from capital gains)	(0.03)	—	—	—
Return of capital	—	—	—	(0.13)
Total Dividends and Distributions	(0.33)	(0.42)	(0.20)	(0.25)
Net Asset Value, End of Period	$9.94	$9.69	$9.35	$9.46
Total Return*	6.07%	8.48%	0.99%	3.99%
Net Assets, End of Period (in thousands)	$59,079	$51,463	$40,600	$43,047
Average Net Assets for the Period (in thousands)	$59,858	$43,495	$43,700	$60,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.99%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.99%	0.98%	1.01%
Ratio of Net Investment Income/(Loss)	1.45%	1.98%	2.23%	2.99%
Portfolio Turnover Rate	88%	42%	125%	112%

Class C Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.63	$9.30	$9.41	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.12	0.14	0.19
Net realized and unrealized gain/(loss)	0.43	0.57	(0.12)	0.11
Total from Investment Operations	0.50	0.69	0.02	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.36)	(0.13)	(0.08)
Distributions (from capital gains)	(0.03)	—	—	—
Return of capital	—	—	—	(0.10)
Total Dividends and Distributions	(0.26)	(0.36)	(0.13)	(0.18)
Net Asset Value, End of Period	$9.87	$9.63	$9.30	$9.41
Total Return*	5.26%	7.67%	0.25%	3.31%
Net Assets, End of Period (in thousands)	$37,641	$37,165	$40,085	$39,923
Average Net Assets for the Period (in thousands)	$37,191	$36,574	$39,996	$46,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.72%	1.72%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.62%	1.72%	1.72%	1.77%
Ratio of Net Investment Income/(Loss)	0.74%	1.27%	1.48%	2.22%
Portfolio Turnover Rate	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$9.09	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.32
Net realized and unrealized gain/(loss)	0.24	0.01
Total from Investment Operations	0.49	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.37)
Total Dividends and Distributions	(0.24)	(0.37)
Net Asset Value, End of Period	$9.34	$9.09
Total Return*	5.46%	3.71%
Net Assets, End of Period (in thousands)	$66,863	$28,200
Average Net Assets for the Period (in thousands)	$47,477	$20,111
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(2)	1.09%
Ratio of Net Investment Income/(Loss)	2.72%(3)	3.52%
Portfolio Turnover Rate	110%	54%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$9.04	$9.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.26
Net realized and unrealized gain/(loss)	0.24	—(4)
Total from Investment Operations	0.42	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)
Total Dividends and Distributions	(0.17)	(0.31)
Net Asset Value, End of Period	$9.29	$9.04
Total Return*	4.70%	2.84%
Net Assets, End of Period (in thousands)	$50,531	$30,034
Average Net Assets for the Period (in thousands)	$40,443	$25,216
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%(2)	1.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%(2)	1.85%
Ratio of Net Investment Income/(Loss)	1.98%(3)	2.84%
Portfolio Turnover Rate	110%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.20	0.22	0.02
Net realized and unrealized gain/(loss)	0.43	0.59	(0.11)	(0.03)
Total from Investment Operations	0.59	0.79	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.44)	(0.22)	(0.01)
Distributions (from capital gains)	(0.03)	—	—	—
Return of capital	—	—	—	(0.02)
Total Dividends and Distributions	(0.35)	(0.44)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.93	$9.69	$9.34	$9.45
Total Return*	6.17%	8.78%	1.17%	(0.09)%
Net Assets, End of Period (in thousands)	$30,219	$16,056	$8,848	$450
Average Net Assets for the Period (in thousands)	$21,662	$10,281	$6,302	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.86%	0.79%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.81%	0.79%	0.89%
Ratio of Net Investment Income/(Loss)	1.65%	2.13%	2.39%	3.54%
Portfolio Turnover Rate	88%	42%	125%	112%

Class I Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.66	$9.32	$9.43	$9.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17	0.21	0.23	0.27
Net realized and unrealized gain/(loss)	0.43	0.58	(0.11)	0.12
Total from Investment Operations	0.60	0.79	0.12	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	(0.03)	—	—	—
Return of capital	—	—	—	(0.15)
Total Dividends and Distributions	(0.35)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.91	$9.66	$9.32	$9.43
Total Return*	6.36%	8.77%	1.25%	4.26%
Net Assets, End of Period (in thousands)	$1,348,740	$948,619	$659,214	$333,853
Average Net Assets for the Period (in thousands)	$1,202,926	$732,591	$496,179	$326,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.74%	0.72%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.74%	0.72%	0.76%
Ratio of Net Investment Income/(Loss)	1.71%	2.23%	2.47%	3.21%
Portfolio Turnover Rate	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

26	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$9.06	$9.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.34
Net realized and unrealized gain/(loss)	0.23	0.01
Total from Investment Operations	0.50	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.40)
Total Dividends and Distributions	(0.25)	(0.40)
Net Asset Value, End of Period	$9.31	$9.06
Total Return*	5.70%	3.86%
Net Assets, End of Period (in thousands)	$323,462	$106,544
Average Net Assets for the Period (in thousands)	$227,875	$65,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%(2)	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%(2)	0.84%
Ratio of Net Investment Income/(Loss)	2.96%(3)	3.73%
Portfolio Turnover Rate	110%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.67	$9.32	$9.44	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.21	0.23	0.28
Net realized and unrealized gain/(loss)	0.42	0.59	(0.12)	0.11
Total from Investment Operations	0.60	0.80	0.11	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	(0.03)	—	—	—
Return of capital	—	—	—	(0.15)
Total Dividends and Distributions	(0.36)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$9.91	$9.67	$9.32	$9.44
Total Return*	6.32%	8.94%	1.19%	4.31%
Net Assets, End of Period (in thousands)	$31,829	$5,789	$4,168	$1,340
Average Net Assets for the Period (in thousands)	$19,208	$5,062	$2,007	$1,434
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.71%	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.67%	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	1.82%	2.31%	2.51%	3.25%
Portfolio Turnover Rate	88%	42%	125%	112%

Class S Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.18	0.20	—(4)
Net realized and unrealized gain/(loss)	0.42	0.59	(0.12)	(0.01)
Total from Investment Operations	0.55	0.77	0.08	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.42)	(0.19)	(0.01)
Distributions (from capital gains)	(0.03)	—	—	—
Return of capital	—	—	—	(0.02)
Total Dividends and Distributions	(0.31)	(0.42)	(0.19)	(0.03)
Net Asset Value, End of Period	$9.93	$9.69	$9.34	$9.45
Total Return*	5.83%	8.51%	0.85%	(0.11)%
Net Assets, End of Period (in thousands)	$224	$158	$121	$50
Average Net Assets for the Period (in thousands)	$201	$141	$70	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.55%	3.21%	2.19%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.06%	1.05%	1.22%
Ratio of Net Investment Income/(Loss)	1.31%	1.91%	2.12%	(0.55)%
Portfolio Turnover Rate	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

28	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	0.32
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)
Total Dividends and Distributions	(0.16)
Net Asset Value, End of Period	$9.32
Total Return*	5.57%
Net Assets, End of Period (in thousands)	$1,528
Average Net Assets for the Period (in thousands)	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%(3)
Ratio of Net Investment Income/(Loss)	2.77%(4)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.68	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.19	0.21	—(3)
Net realized and unrealized gain/(loss)	0.44	0.58	(0.10)	(0.01)
Total from Investment Operations	0.59	0.77	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.43)	(0.22)	(0.01)
Distributions (from capital gains)	(0.03)	—	—	—
Return of capital	—	—	—	(0.02)
Total Dividends and Distributions	(0.34)	(0.43)	(0.22)	(0.03)
Net Asset Value, End of Period	$9.93	$9.68	$9.34	$9.45
Total Return*	6.17%	8.59%	1.11%	(0.10)%
Net Assets, End of Period (in thousands)	$100,323	$70,554	$30,023	$55
Average Net Assets for the Period (in thousands)	$106,719	$45,901	$19,756	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.91%	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.90%	0.88%	0.95%
Ratio of Net Investment Income/(Loss)	1.52%	2.05%	2.31%	(0.01)%
Portfolio Turnover Rate	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

30	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund(the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-

Janus Investment Fund	31

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

32	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

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would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

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Notes to Financial Statements

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

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Notes to Financial Statements

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the

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Notes to Financial Statements

Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

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Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

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Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc	$36,127	$—	$—	$36,127
BNP Paribas	2,296,923	(2,296,923)	—	—

Total	$2,333,050	$(2,296,923)	$—	$36,127
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$2,542,548	$(2,296,923)	$—	$245,625
JPMorgan Chase & Co	7,375	—	—	7,375

Total	$2,549,923	$(2,296,923)	$—	$253,000
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2020.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that

Janus Investment Fund	43

Janus Henderson Developed World Bond Fund

Notes to Financial Statements

controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.53% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Effective March 31, 2020, Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, networking/omnibus/administrative fees and out-of-pocket transfer agency fees, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees

44	JUNE 30, 2020

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Notes to Financial Statements

(but not including out-of-pocket costs), and administrative services fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least October 31, 2021. Networking/omnibus/administrative fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. The previous expense limit (until March 30, 2020) was 0.64%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $9,458.

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $5,954.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	-*		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class S Shares	26		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 82,416,008	$ -	$ (85,143,264)	$ -	$ -	$ 88,126	$ 48,627,542

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(37,094,833)	$(48,048,431)	$ (85,143,264)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,541,811,392	$61,316,089	$(12,688,547)	$ 48,627,542

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,097,243	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 49,183,244	$ 3,873,056	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 39,604,864	$ -	$ -	$ -

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 97,535,244	$ (97,535,244)

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,649,180	$ 35,708,506	2,714,859	$ 25,387,242
Reinvested dividends and distributions	188,803	1,833,350	191,151	1,761,837
Shares repurchased	(3,202,078)	(31,092,974)	(1,939,609)	(18,111,329)
Net Increase/(Decrease)	635,905	$ 6,448,882	966,401	$ 9,037,750
Class C Shares:
Shares sold	1,902,787	$ 18,490,357	1,394,794	$ 12,946,996
Reinvested dividends and distributions	92,453	889,160	138,504	1,265,431
Shares repurchased	(2,040,062)	(19,728,977)	(1,986,228)	(18,369,390)
Net Increase/(Decrease)	(44,822)	$ (349,460)	(452,930)	$ (4,156,963)
Class D Shares:
Shares sold	2,705,399	$ 26,522,420	1,093,219	$ 10,214,052
Reinvested dividends and distributions	76,724	745,010	46,230	427,186
Shares repurchased	(1,396,780)	(13,400,531)	(429,537)	(4,004,322)
Net Increase/(Decrease)	1,385,343	$ 13,866,899	709,912	$ 6,636,916
Class I Shares:
Shares sold	101,325,222	$985,964,932	53,728,431	$500,759,655
Reinvested dividends and distributions	4,018,988	38,927,774	3,206,723	29,510,107
Shares repurchased	(67,365,757)	(641,276,581)	(29,498,177)	(274,142,751)
Net Increase/(Decrease)	37,978,453	$383,616,125	27,436,977	$256,127,011
Class N Shares:
Shares sold	3,886,797	$ 37,866,390	411,227	$ 3,834,769
Reinvested dividends and distributions	64,923	629,285	26,313	241,984
Shares repurchased	(1,338,783)	(12,282,346)	(285,813)	(2,678,194)
Net Increase/(Decrease)	2,612,937	$ 26,213,329	151,727	$ 1,398,559
Class S Shares:
Shares sold	6,278	$ 61,936	2,902	$ 26,903
Reinvested dividends and distributions	709	6,868	699	6,438
Shares repurchased	(781)	(7,456)	(202)	(1,897)
Net Increase/(Decrease)	6,206	$ 61,348	3,399	$ 31,444
Class T Shares:
Shares sold	13,094,096	$128,213,150	6,290,721	$ 58,863,242
Reinvested dividends and distributions	419,488	4,065,526	217,967	2,010,991
Shares repurchased	(10,695,753)	(100,879,359)	(2,435,553)	(22,663,210)
Net Increase/(Decrease)	2,817,831	$ 31,399,317	4,073,135	$ 38,211,023

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Janus Henderson Developed World Bond Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,580,916,667	$1,118,462,161	$ 57,401,636	$ 84,156,082

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

50	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Developed World Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Developed World Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016 and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

52	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

54	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

56	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$3,873,056
Dividends Received Deduction Percentage	1%
Qualified Dividend Income Percentage	1%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

70	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	71

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

72	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

Janus Investment Fund	73

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

74	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	2/08-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Developed World Bond Fund	08/12-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

76	JUNE 30, 2020

Janus Henderson Developed World Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93077 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

Performance Overview

For the 12-month period ended June 30, 2020, Janus Henderson Emerging Markets Managed Volatility Fund’s Class I Shares returned -4.96%. This compares to the -3.39% return posted by the MSCI Emerging Markets IndexSM, the Fund’s benchmark.

Investment Strategy

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark Index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

Performance Review

Emerging markets experienced an uptick in volatility and a significant drawdown amid concerns over the global economic impact of the COVID-19 coronavirus. Despite a recovery of over 18% in the second quarter of 2020, emerging markets have declined by nearly 10% year to date, and are in negative territory for the trailing one-year period. Despite the brief but significant market sell-off in the first quarter, risk taking was generally rewarded over the past 12 months and defensive segments of the market tended to lag on average during the period, particularly during the market rally.

Despite providing some downside protection during the market drawdown, the Fund’s defensive positioning acted as a headwind to relative performance over the entire period. More specifically, an average underweight to higher-beta stocks was a detractor as higher-beta stocks strongly outperformed lower-beta stocks and the overall broad market in the risk on environment during the period.

The Fund was also negatively impacted by its smaller size positioning as larger-capitalization stocks outperformed the smaller-capitalization stocks within the Index over the past 12 months. From a sector perspective, while the Fund benefited from an average overweight to communication services, which was among the strongest-performing sectors during the period, overall active sector positioning was a detractor to relative performance. An average underweight to information technology and overweight to the defensive utilities sector detracted from the Fund’s relative performance.

Outlook

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. The Fund’s long-term investment objective is to produce an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

modest improvements, we will continue implementing changes that aim to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Emerging Markets Managed Volatility Fund.

2	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

5 Largest Equity Holdings - (% of Net Assets)
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	5.8%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	3.4%
Taiwan Mobile Co Ltd
Wireless Telecommunication Services	3.1%
Tencent Holdings Ltd
Interactive Media & Services	2.9%
China Resources Gas Group Ltd
Gas Utilities	2.2%
17.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.7%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Preferred Stocks	0.3%
Corporate Bonds	0.0%
Other	(0.4)%
100.0%

Emerging markets comprised 100.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-5.37%	2.32%	3.12%	6.70%	1.28%
Class A Shares at MOP	-10.82%	1.12%	2.02%
Class C Shares at NAV	-5.43%	1.90%	2.66%	11.41%	1.87%
Class C Shares at CDSC	-6.35%	1.90%	2.66%
Class D Shares(1)	-5.19%	2.52%	3.31%	5.63%	1.03%
Class I Shares	-4.96%	2.59%	3.40%	8.15%	1.00%
Class N Shares	-5.01%	-0.42%	-0.29%	5.63%	0.86%
Class S Shares	-5.24%	2.38%	3.14%	10.92%	1.37%
Class T Shares	-5.27%	2.51%	3.29%	6.61%	1.12%
MSCI Emerging Markets Index	-3.39%	2.86%	3.92%
Morningstar Quartile - Class I Shares	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	535/824	353/684	343/651

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 17, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$925.70	$6.56	$1,000.00	$1,018.05	$6.87	1.37%
Class C Shares	$1,000.00	$924.10	$7.46	$1,000.00	$1,017.11	$7.82	1.56%
Class D Shares	$1,000.00	$926.40	$5.17	$1,000.00	$1,019.49	$5.42	1.08%
Class I Shares	$1,000.00	$927.50	$5.18	$1,000.00	$1,019.49	$5.42	1.08%
Class N Shares	$1,000.00	$928.10	$4.41	$1,000.00	$1,020.29	$4.62	0.92%
Class S Shares	$1,000.00	$926.40	$6.04	$1,000.00	$1,018.60	$6.32	1.26%
Class T Shares	$1,000.00	$926.50	$5.60	$1,000.00	$1,019.05	$5.87	1.17%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – 0%
Consumer Non-Cyclical – 0%
Britannia Industries Ltd, 8.0000%, 8/28/22 (cost $1)	100	INR	$1
Common Stocks – 99.7%
Air Freight & Logistics – 0.4%
ZTO Express Cayman Inc	610		22,393
Automobiles – 1.1%
Bajaj Auto Ltd	1,129		42,465
Eicher Motors Ltd	34		8,303
Hero MotoCorp Ltd	207		7,017
			57,785
Banks – 16.1%
Agricultural Bank of China Ltd*	64,000		25,792
Al Rajhi Bank	1,408		21,259
Alinma Bank	13,149		51,007
Bank Central Asia Tbk PT	21,200		42,501
Bank of China Ltd*	85,000		31,437
Bank of Communications Co Ltd*	28,000		17,242
Chang Hwa Commercial Bank Ltd	29,262		19,165
China CITIC Bank Corp Ltd	46,000		20,078
China Construction Bank Corp	39,000		31,516
China Merchants Bank Co Ltd	6,500		29,938
China Minsheng Banking Corp Ltd*	84,000		57,704
Commercial Bank PQSC	20,547		21,459
CTBC Financial Holding Co Ltd	1,000		688
E.Sun Financial Holding Co Ltd	24,050		22,606
First Abu Dhabi Bank PJSC	1,813		5,608
First Financial Holding Co Ltd	141,443		108,370
Hua Nan Financial Holdings Co Ltd	47,816		32,352
Industrial & Commercial Bank of China Ltd	54,000		32,709
Malayan Banking Bhd	13,000		22,888
Masraf Al Rayan QSC	11,440		12,007
Mega Financial Holding Co Ltd	19,000		19,872
National Commercial Bank	257		2,554
Postal Savings Bank of China Co Ltd (144A)	62,000		35,638
Public Bank Bhd	13,500		52,257
Qatar Islamic Bank SAQ	4,165		18,054
Qatar National Bank QPSC	5,109		24,432
RHB Bank Bhd	4,800		5,399
SinoPac Financial Holdings Co Ltd	29,500		10,826
Taiwan Business Bank	4,000		1,461
Taiwan Cooperative Financial Holding Co Ltd	109,575		76,915
			853,734
Beverages – 0.4%
Arca Continental SAB de CV	2,100		9,207
China Resources Beer Holdings Co Ltd	2,000		11,163
			20,370
Biotechnology – 0.5%
Innovent Biologics Inc (144A)*	3,500		25,997
Capital Markets – 0.4%
Reinet Investments SCA	1,138		19,980
Chemicals – 3.7%
Asian Paints Ltd	2,241		50,399
Mesaieed Petrochemical Holding Co	25,738		14,286
Pidilite Industries Ltd	861		15,726
Saudi Arabian Fertilizer Co	2,723		54,105
Saudi Basic Industries Corp	234		5,500
Yanbu National Petrochemical Co	4,057		55,414
			195,430

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Communications Equipment – 0.1%
Accton Technology Corp	1,000	$7,713
Construction & Engineering – 0.2%
China Railway Construction Corp Ltd	10,500	8,258
Construction Materials – 0.7%
Anhui Conch Cement Co Ltd	500	3,363
Asia Cement Corp	3,000	4,427
China Resources Cement Holdings Ltd	2,000	2,469
Shree Cement Ltd	63	19,388
Taiwan Cement Corp	4,000	5,786
		35,433
Diversified Consumer Services – 0.6%
GSX Techedu Inc (ADR)*,#	60	3,599
New Oriental Education & Technology Group Inc (ADR)*	44	5,730
TAL Education Group (ADR)*	304	20,788
		30,117
Diversified Telecommunication Services – 6.6%
China Tower Corp Ltd (144A)	20,000	3,540
Chunghwa Telecom Co Ltd	77,000	305,300
Saudi Telecom Co	1,485	39,216
		348,056
Electric Utilities – 1.4%
Power Grid Corp of India Ltd	3,103	7,224
Saudi Electricity Co	7,179	29,907
Tenaga Nasional Bhd	14,400	39,139
		76,270
Electrical Equipment – 0.2%
Havells India Ltd	1,332	10,232
Electronic Equipment, Instruments & Components – 0.3%
Hon Hai Precision Industry Co Ltd	1,000	2,920
Synnex Technology International Corp	3,000	4,231
WPG Holdings Ltd	7,000	9,295
		16,446
Energy Equipment & Services – 0.1%
Dialog Group Bhd	4,600	3,900
Entertainment – 2.5%
Alibaba Pictures Group Ltd*	260,000	34,580
NCSoft Corp	17	12,682
NetEase Inc (ADR)	18	7,729
Netmarble Corp (144A)*	891	74,904
		129,895
Food & Staples Retailing – 3.7%
Avenue Supermarts Ltd (144A)*	1,994	60,717
BIM Birlesik Magazalar AS	1,023	10,163
CP ALL PCL	21,400	46,934
President Chain Store Corp	1,000	10,047
Raia Drogasil SA	400	8,138
SPAR Group Ltd	1,584	15,667
Sun Art Retail Group Ltd	23,000	39,273
Wal-Mart de Mexico SAB de CV	2,974	7,138
		198,077
Food Products – 7.2%
Almarai Co JSC	1,990	27,626
China Huishan Dairy Holdings Co Ltd¢	55,000	0
China Mengniu Dairy Co Ltd*	7,000	26,696
Gruma SAB de CV	1,010	10,903
Grupo Bimbo SAB de CV	9,973	16,696
Indofood Sukses Makmur Tbk PT*	2,500	1,149
IOI Corp Bhd	39,600	40,265
Kuala Lumpur Kepong Bhd	2,800	14,544

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
Nestle India Ltd	184	$41,888
Nestle Malaysia Bhd	1,400	45,672
Orion Corp/Republic of Korea	86	9,653
PPB Group Bhd	12,320	51,208
Savola Group	4,122	46,286
Sime Darby Plantation Bhd	14,300	16,536
Tingyi Cayman Islands Holding Corp	10,000	15,498
Uni-President Enterprises Corp	4,000	9,655
Universal Robina Corp	2,590	6,709
		380,984
Gas Utilities – 3.5%
China Gas Holdings Ltd	3,400	10,471
China Resources Gas Group Ltd	24,000	116,795
ENN Energy Holdings Ltd	1,900	21,340
Petronas Gas Bhd	9,300	36,715
		185,321
Health Care Equipment & Supplies – 1.6%
Hartalega Holdings Bhd	4,800	14,668
Shandong Weigao Group Medical Polymer Co Ltd	24,000	53,327
Top Glove Corp Bhd	4,500	17,024
		85,019
Health Care Providers & Services – 0.3%
Bangkok Dusit Medical Services PCL	8,100	5,901
Bumrungrad Hospital PCL	1,300	4,906
Celltrion Healthcare Co Ltd	30	2,706
		13,513
Health Care Technology – 1.1%
Ping An Healthcare and Technology Co Ltd (144A)*	3,800	57,734
Hotels, Restaurants & Leisure – 0.1%
Haidilao International Holding Ltd (144A)	1,000	4,252
Yum China Holdings Inc	27	1,298
		5,550
Household Products – 1.3%
Hindustan Unilever Ltd	2,070	59,836
Kimberly-Clark de Mexico SAB de CV	4,574	7,142
		66,978
Independent Power and Renewable Electricity Producers – 0%
Gulf Energy Development PCL	1,300	1,591
Industrial Conglomerates – 0.5%
CITIC Ltd	6,000	5,645
Industries Qatar QSC	11,033	23,338
		28,983
Information Technology Services – 0.8%
GDS Holdings Ltd (ADR)*,#	364	28,996
Tata Consultancy Services Ltd	82	2,270
Tech Mahindra Ltd	1,199	8,691
		39,957
Insurance – 0.7%
Cathay Financial Holding Co Ltd	1,000	1,417
HDFC Life Insurance Co Ltd (144A)*	345	2,513
ICICI Lombard General Insurance Co Ltd (144A)	1,958	33,051
		36,981
Interactive Media & Services – 3.8%
Autohome Inc (ADR)	13	981
Info Edge India Ltd	517	18,929
Kakao Corp	94	21,107
NAVER Corp	26	5,831

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Interactive Media & Services – (continued)
Tencent Holdings Ltd	2,400	$154,165
		201,013
Internet & Direct Marketing Retail – 5.9%
Alibaba Group Holding Ltd (ADR)*	829	178,815
JD.com Inc (ADR)*	18	1,083
Meituan Dianping*	3,600	79,970
Pinduoduo Inc (ADR)*	601	51,590
Vipshop Holdings Ltd (ADR)*	22	438
		311,896
Leisure Products – 0%
HLB Inc	22	1,696
Life Sciences Tools & Services – 1.3%
Divi's Laboratories Ltd	1,924	58,259
Wuxi Biologics Cayman Inc (144A)*	500	9,162
		67,421
Machinery – 0.8%
China Conch Venture Holdings Ltd	10,000	42,227
Marine – 0.7%
MISC Bhd	20,000	35,819
Metals & Mining – 2.3%
China Steel Corp	2,000	1,401
Eregli Demir ve Celik Fabrikalari TAS*	31,079	38,949
MMC Norilsk Nickel PJSC (ADR)	302	7,895
Polymetal International PLC	1,162	23,273
Polyus PJSC (REG) (GDR)	375	31,583
Saudi Arabian Mining Co*	1,833	17,017
		120,118
Multi-Utilities – 0.3%
Qatar Electricity & Water Co QSC	3,312	14,387
Oil, Gas & Consumable Fuels – 3.4%
China Shenhua Energy Co Ltd	36,000	56,224
Formosa Petrochemical Corp	1,000	2,994
Hindustan Petroleum Corp Ltd*	1,439	4,135
Indian Oil Corp Ltd	43,643	49,379
Petronet LNG Ltd	7,948	27,276
Qatar Fuel QSC	8,409	37,293
		177,301
Personal Products – 2.2%
Dabur India Ltd	12,075	74,872
Godrej Consumer Products Ltd	150	1,378
Hengan International Group Co Ltd	3,000	23,468
Marico Ltd	3,259	15,274
		114,992
Pharmaceuticals – 4.2%
Cipla Ltd/India	1,845	15,715
Dr Reddy's Laboratories Ltd	947	49,750
Hansoh Pharmaceutical Group Co Ltd (144A)*	14,000	66,319
Lupin Ltd	5,041	61,222
Sino Biopharmaceutical Ltd	1,000	1,886
Sun Pharmaceutical Industries Ltd	4,069	25,514
		220,406
Real Estate Management & Development – 0.6%
Country Garden Services Holdings Co Ltd	6,000	27,901
Longfor Group Holdings Ltd (144A)	1,000	4,763
		32,664
Road & Rail – 0.2%
BTS Group Holdings PCL	31,500	11,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 1.4%
Hanergy Thin Film Power Group - SPV Shares*,¢	52,000	$3,153
Semiconductor Manufacturing International Corp*	9,500	33,141
Taiwan Semiconductor Manufacturing Co Ltd	3,000	31,756
United Microelectronics Corp	16,000	8,610
		76,660
Software – 1.2%
Globant SA*	11	1,648
Kingdee International Software Group Co Ltd*	27,000	62,857
		64,505
Specialty Retail – 0.3%
Jarir Marketing Co	380	14,797
Zhongsheng Group Holdings Ltd	500	2,790
		17,587
Technology Hardware, Storage & Peripherals – 1.6%
Advantech Co Ltd	1,000	9,996
Inventec Corp	6,000	5,135
Lite-On Technology Corp	21,000	33,114
Micro-Star International Co Ltd	1,000	3,637
Quanta Computer Inc	3,000	7,207
Wiwynn Corp	1,000	27,129
		86,218
Textiles, Apparel & Luxury Goods – 0.3%
Titan Co Ltd	1,158	14,635
Tobacco – 0.3%
ITC Ltd*	1,094	2,829
KT&G Corp	175	11,436
		14,265
Transportation Infrastructure – 0.6%
DP World PLC	1,817	29,708
Shenzhen International Holdings Ltd	1,000	1,597
		31,305
Water Utilities – 2.1%
Guangdong Investment Ltd	66,000	113,293
Wireless Telecommunication Services – 10.1%
Advanced Info Service PCL	13,000	77,846
Bharti Airtel Ltd*	3,640	26,970
DiGi.Com Bhd	21,900	22,138
Etihad Etisalat Co*	3,611	25,627
Far EasTone Telecommunications Co Ltd	47,000	108,255
Intouch Holdings PCL	700	1,276
Maxis Bhd	12,400	15,624
PLDT Inc	3,340	83,356
Taiwan Mobile Co Ltd	44,000	164,718
Turkcell Iletisim Hizmetleri AS	4,601	11,049
		536,859
Total Common Stocks (cost $4,815,608)		5,269,502
Preferred Stocks – 0.3%
Diversified Telecommunication Services – 0.3%
Telefonica Brasil SA (cost $17,346)	2,000	17,667
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	16,637	16,637

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending – (continued)
Time Deposits – 0.1%
Royal Bank of Canada, 0.0900%, 7/1/20	$4,159	$4,159
Total Investments Purchased with Cash Collateral from Securities Lending (cost $20,796)		20,796
Total Investments (total cost $4,853,751) – 100.4%		5,307,966
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(20,198)
Net Assets – 100%		$5,287,768

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,728,811	32.6%
Taiwan	1,056,998	19.9
India	815,858	15.4
Malaysia	433,796	8.2
Saudi Arabia	390,315	7.3
Qatar	165,256	3.1
Thailand	149,992	2.8
South Korea	140,015	2.6
Philippines	90,065	1.7
Russia	62,751	1.2
Turkey	60,161	1.1
Mexico	51,086	1.0
Indonesia	43,650	0.8
South Africa	35,647	0.7
United Arab Emirates	35,316	0.7
Brazil	25,805	0.5
United States	20,796	0.4
Argentina	1,648	0.0

Total	$5,307,966	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$816	$(28)	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	6∆	-	-	16,637
Total Affiliated Investments - 0.3%	$822	$(28)	$-	$16,637

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	62,000	3,024,384	(3,086,356)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	103,862	(87,225)	16,637

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $378,590, which represents 7.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

14	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$1	$-
Common Stocks
Air Freight & Logistics	22,393	-	-
Beverages	9,207	11,163	-
Diversified Consumer Services	30,117	-	-
Entertainment	7,729	122,166	-
Food & Staples Retailing	15,276	182,801	-
Food Products	27,599	353,385	0
Hotels, Restaurants & Leisure	1,298	4,252	-
Household Products	7,142	59,836	-
Information Technology Services	28,996	10,961	-
Interactive Media & Services	981	200,032	-
Internet & Direct Marketing Retail	231,926	79,970	-
Semiconductor & Semiconductor Equipment	-	73,507	3,153
Software	1,648	62,857	-
All Other	-	3,721,107	-
Preferred Stocks	-	17,667	-
Investments Purchased with Cash Collateral from Securities Lending	-	20,796	-
Total Assets	$384,312	$4,920,501	$3,153

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$5,291,329
Affiliated investments, at value(3)	16,637
Cash denominated in foreign currency(4)	1,600
Non-interested Trustees' deferred compensation	109
Receivables:
Investments sold	100,039
Due from adviser	23,837
Dividends	21,290
Fund shares sold	953
Foreign tax reclaims	95
Other assets	44
Total Assets	5,455,933
Liabilities:
Due to custodian	50,804
Collateral for securities loaned (Note 2)	20,796
Payables:	—
Professional fees	51,001
Non-affiliated fund administration fees payable	18,556
Custodian fees	15,428
Advisory fees	4,406
Transfer agent fees and expenses	1,002
Fund shares repurchased	753
Non-interested Trustees' deferred compensation fees	109
12b-1 Distribution and shareholder servicing fees	64
Non-interested Trustees' fees and expenses	31
Affiliated fund administration fees payable	11
Accrued expenses and other payables	5,204
Total Liabilities	168,165
Net Assets	$5,287,768

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,582,693
Total distributable earnings (loss)	(294,925)
Total Net Assets	$5,287,768
Net Assets - Class A Shares	$24,889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,435
Net Asset Value Per Share(5)	$10.22
Maximum Offering Price Per Share(6)	$10.84
Net Assets - Class C Shares	$57,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,725
Net Asset Value Per Share(5)	$10.11
Net Assets - Class D Shares	$3,152,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	313,012
Net Asset Value Per Share	$10.07
Net Assets - Class I Shares	$330,705
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,760
Net Asset Value Per Share	$10.09
Net Assets - Class N Shares	$1,524,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	151,510
Net Asset Value Per Share	$10.06
Net Assets - Class S Shares	$59,309
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,892
Net Asset Value Per Share	$10.07
Net Assets - Class T Shares	$138,143
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,707
Net Asset Value Per Share	$10.08

(1) Includes cost of $4,837,114.

(2) Includes $20,380 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $16,637.

(4) Includes cost of $1,600.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2020

See footnotes at the end of the Statement.

Investment Income:
Dividends	$182,143
Dividends from affiliates	816
Affiliated securities lending income, net	6
Other income	181
Foreign tax withheld	(19,997)
Total Investment Income	163,149
Expenses:
Advisory fees	59,574
12b-1 Distribution and shareholder servicing fees:
Class A Shares	60
Class C Shares	183
Class S Shares	47
Transfer agent administrative fees and expenses:
Class D Shares	4,741
Class S Shares	149
Class T Shares	568
Transfer agent networking and omnibus fees:
Class A Shares	19
Class C Shares	—
Class I Shares	232
Other transfer agent fees and expenses:
Class A Shares	17
Class C Shares	13
Class D Shares	1,738
Class I Shares	39
Class N Shares	265
Class S Shares	10
Class T Shares	35
Registration fees	108,160
Non-affiliated fund administration fees	65,802
Professional fees	60,720
Custodian fees	54,026
Shareholder reports expense	4,240
Affiliated fund administration fees	157
Non-interested Trustees’ fees and expenses	126
Other expenses	10,353
Total Expenses	371,274
Less: Excess Expense Reimbursement and Waivers	(302,297)
Net Expenses	68,977
Net Investment Income/(Loss)	94,172

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(308,459)
Investments in affiliates	(28)
Total Net Realized Gain/(Loss) on Investments	(308,487)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(252,415)
Total Change in Unrealized Net Appreciation/Depreciation	(252,415)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(466,730)

(1) Includes realized foreign capital gains tax on investments of $(976). (2) Includes change in unrealized appreciation/depreciation of $6,841 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$94,172	$139,465
Net realized gain/(loss) on investments	(308,487)	(352,445)
Change in unrealized net appreciation/depreciation	(252,415)	500,549
Net Increase/(Decrease) in Net Assets Resulting from Operations	(466,730)	287,569
Dividends and Distributions to Shareholders:
Class A Shares	—	(37,735)
Class C Shares	(1,314)	(4,903)
Class D Shares	(88,370)	(486,261)
Class I Shares	(7,033)	(8,747)
Class N Shares	(45,472)	(154,249)
Class S Shares	(1,366)	(5,575)
Class T Shares	(4,610)	(23,736)
Net Decrease from Dividends and Distributions to Shareholders	(148,165)	(721,206)
Capital Share Transactions:
Class A Shares	(2,228)	(342,162)
Class C Shares	1,314	(29,828)
Class D Shares	(982,037)	(2,227,777)
Class I Shares	319,201	(55,934)
Class N Shares	(212,395)	385,281
Class S Shares	1,366	5,575
Class T Shares	(307,364)	262,070
Net Increase/(Decrease) from Capital Share Transactions	(1,182,143)	(2,002,775)
Net Increase/(Decrease) in Net Assets	(1,797,038)	(2,436,412)
Net Assets:
Beginning of period	7,084,806	9,521,218
End of period	$5,287,768	$7,084,806

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.80	$11.57	$10.47	$9.48	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.17	0.17	0.08	0.18
Net realized and unrealized gain/(loss)	(0.73)	0.15	1.14	1.01	(1.03)
Total from Investment Operations	(0.58)	0.32	1.31	1.09	(0.85)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	—	(1.09)	(0.21)	(0.10)	(0.16)
Net Asset Value, End of Period	$10.22	$10.80	$11.57	$10.47	$9.48
Total Return*	(5.37)%	3.40%	12.50%	11.64%	(8.06)%
Net Assets, End of Period (in thousands)	$25	$29	$410	$169	$145
Average Net Assets for the Period (in thousands)	$23	$319	$206	$152	$140
Ratios to Average Net Assets**:
Ratio of Gross Expenses	19.07%	6.63%	4.40%	7.53%	10.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.33%	1.30%	1.29%	1.30%
Ratio of Net Investment Income/(Loss)	1.46%	1.55%	1.46%	0.85%	1.89%
Portfolio Turnover Rate	99%	66%	132%	116%	84%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.91	$11.51	$10.44	$9.44	$10.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.19	0.06	0.01	0.10
Net realized and unrealized gain/(loss)	(0.70)	0.17	1.16	1.01	(1.02)
Total from Investment Operations	(0.57)	0.36	1.22	1.02	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	—	(0.09)	(0.02)	—(2)
Distributions (from capital gains)	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.23)	(0.96)	(0.15)	(0.02)	(0.08)
Net Asset Value, End of Period	$10.11	$10.91	$11.51	$10.44	$9.44
Total Return*	(5.33)%	3.74%	11.66%	10.85%	(8.77)%
Net Assets, End of Period (in thousands)	$58	$61	$93	$84	$48
Average Net Assets for the Period (in thousands)	$58	$60	$108	$52	$46
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.93%	10.71%	5.29%	8.12%	11.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.31%	2.00%	2.05%	2.08%
Ratio of Net Investment Income/(Loss)	1.30%	1.76%	0.54%	0.14%	1.11%
Portfolio Turnover Rate	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.84	$11.57	$10.47	$9.49	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.20	0.15	0.10	0.19
Net realized and unrealized gain/(loss)	(0.70)	0.17	1.18	0.99	(1.02)
Total from Investment Operations	(0.55)	0.37	1.33	1.09	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.14)	(0.17)	(0.11)	(0.09)
Distributions (from capital gains)	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.22)	(1.10)	(0.23)	(0.11)	(0.17)
Net Asset Value, End of Period	$10.07	$10.84	$11.57	$10.47	$9.49
Total Return*	(5.19)%	3.84%	12.68%	11.70%	(7.89)%
Net Assets, End of Period (in thousands)	$3,152	$4,522	$7,047	$4,206	$1,488
Average Net Assets for the Period (in thousands)	$3,991	$4,963	$7,312	$2,602	$1,194
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.73%	5.63%	3.79%	6.89%	10.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.15%	1.13%	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	1.46%	1.86%	1.27%	1.00%	2.08%
Portfolio Turnover Rate	99%	66%	132%	116%	84%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.87	$11.64	$10.48	$9.49	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.22	0.21	0.10	0.21
Net realized and unrealized gain/(loss)	(0.67)	0.12	1.13	1.01	(1.04)
Total from Investment Operations	(0.53)	0.34	1.34	1.11	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.15)	(0.12)	(0.12)	(0.10)
Distributions (from capital gains)	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.25)	(1.11)	(0.18)	(0.12)	(0.18)
Net Asset Value, End of Period	$10.09	$10.87	$11.64	$10.48	$9.49
Total Return*	(5.05)%	3.59%	12.82%	11.93%	(7.82)%
Net Assets, End of Period (in thousands)	$331	$41	$102	$831	$664
Average Net Assets for the Period (in thousands)	$192	$99	$374	$765	$391
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.97%	8.15%	4.79%	7.62%	9.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.16%	1.18%	1.10%	1.04%
Ratio of Net Investment Income/(Loss)	1.41%	2.05%	1.79%	0.97%	2.30%
Portfolio Turnover Rate	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.85	$11.59	$11.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.16	0.21	0.15
Net realized and unrealized gain/(loss)	(0.70)	0.17	0.58
Total from Investment Operations	(0.54)	0.38	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.16)	(0.18)
Distributions (from capital gains)	—	(0.96)	(0.06)
Total Dividends and Distributions	(0.25)	(1.12)	(0.24)
Net Asset Value, End of Period	$10.06	$10.85	$11.59
Total Return*	(5.10)%	3.98%	6.57%
Net Assets, End of Period (in thousands)	$1,525	$1,915	$1,614
Average Net Assets for the Period (in thousands)	$1,721	$1,667	$1,086
Ratios to Average Net Assets**:
Ratio of Gross Expenses	5.61%	5.63%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.99%	0.97%
Ratio of Net Investment Income/(Loss)	1.60%	1.95%	1.35%
Portfolio Turnover Rate	99%	66%	132%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.86	$11.57	$10.47	$9.48	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.19	0.14	0.07	0.17
Net realized and unrealized gain/(loss)	(0.69)	0.17	1.16	1.01	(1.02)
Total from Investment Operations	(0.55)	0.36	1.30	1.08	(0.85)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.11)	(0.14)	(0.09)	(0.06)
Distributions (from capital gains)	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.24)	(1.07)	(0.20)	(0.09)	(0.14)
Net Asset Value, End of Period	$10.07	$10.86	$11.57	$10.47	$9.48
Total Return*	(5.24)%	3.80%	12.38%	11.52%	(8.06)%
Net Assets, End of Period (in thousands)	$59	$63	$60	$54	$48
Average Net Assets for the Period (in thousands)	$60	$60	$61	$50	$47
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.82%	10.71%	5.54%	7.83%	10.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.19%	1.40%	1.42%	1.33%
Ratio of Net Investment Income/(Loss)	1.38%	1.75%	1.15%	0.71%	1.87%
Portfolio Turnover Rate	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.84	$11.58	$10.48	$9.49	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.19	0.16	0.09	0.19
Net realized and unrealized gain/(loss)	(0.74)	0.17	1.16	1.01	(1.02)
Total from Investment Operations	(0.56)	0.36	1.32	1.10	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.14)	(0.16)	(0.11)	(0.09)
Distributions (from capital gains)	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.20)	(1.10)	(0.22)	(0.11)	(0.17)
Net Asset Value, End of Period	$10.08	$10.84	$11.58	$10.48	$9.49
Total Return*	(5.27)%	3.82%	12.64%	11.78%	(7.89)%
Net Assets, End of Period (in thousands)	$138	$454	$195	$174	$175
Average Net Assets for the Period (in thousands)	$227	$310	$207	$170	$155
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.95%	6.61%	4.51%	7.67%	10.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.21%	1.16%	1.18%	1.11%
Ratio of Net Investment Income/(Loss)	1.72%	1.77%	1.36%	0.93%	2.10%
Portfolio Turnover Rate	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	25

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

26	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	27

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

28	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on

Janus Investment Fund	29

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$20,380	$—	$(20,380)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments,

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $20,380. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $20,796, resulting in the net amount due to the counterparty of $416.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

The Fund’s actual investment advisory fee rate for the reporting period was 0.95% of average annual net assets before any applicable waivers.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer

Janus Investment Fund	31

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.85% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. The previous expense limit (until at least November 1, 2019) was 0.95%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests

Janus Investment Fund	33

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $9.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2020.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	100	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	3	1
Class S Shares	100	1
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

34	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 17,513	$ -	$ (737,828)	$ -	$ -	$ (1,023)	$ 426,413

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (659,426)	$ (78,402)	$ (737,828)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,881,553	$ 598,926	$ (172,513)	$ 426,413

Janus Investment Fund	35

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 148,165	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 216,334	$ 504,872	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (6,182)	$ 6,182

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Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,674	$ 17,785	5,418	$ 58,831
Reinvested dividends and distributions	-	-	3,740	37,735
Shares repurchased	(1,878)	(20,013)	(41,932)	(438,728)
Net Increase/(Decrease)	(204)	$ (2,228)	(32,774)	$ (342,162)
Class C Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	120	1,314	484	4,903
Shares repurchased	-	-	(2,997)	(34,731)
Net Increase/(Decrease)	120	$ 1,314	(2,513)	$ (29,828)
Class D Shares:
Shares sold	97,720	$ 976,176	124,139	$ 1,362,557
Reinvested dividends and distributions	8,049	87,014	47,395	478,685
Shares repurchased	(209,848)	(2,045,227)	(363,712)	(4,069,019)
Net Increase/(Decrease)	(104,079)	$ (982,037)	(192,178)	$(2,227,777)
Class I Shares:
Shares sold	29,989	$ 328,879	17,603	$ 187,089
Reinvested dividends and distributions	649	7,033	862	8,747
Shares repurchased	(1,635)	(16,711)	(23,484)	(251,770)
Net Increase/(Decrease)	29,003	$ 319,201	(5,019)	$ (55,934)
Class N Shares:
Shares sold	69,274	$ 707,315	54,903	$ 594,690
Reinvested dividends and distributions	4,214	45,472	15,272	154,249
Shares repurchased	(98,553)	(965,182)	(32,928)	(363,658)
Net Increase/(Decrease)	(25,065)	$ (212,395)	37,247	$ 385,281
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	126	1,366	552	5,575
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	126	$ 1,366	552	$ 5,575
Class T Shares:
Shares sold	16,160	$ 162,388	48,366	$ 507,187
Reinvested dividends and distributions	426	4,610	2,350	23,736
Shares repurchased	(44,793)	(474,362)	(25,630)	(268,853)
Net Increase/(Decrease)	(28,207)	$ (307,364)	25,086	$ 262,070

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,223,984	$ 7,458,981	$ -	$ -

Janus Investment Fund	37

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Emerging Markets Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Emerging Markets Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Foreign Taxes Paid	$19,777
Foreign Source Income	$166,590
Qualified Dividend Income Percentage	59%

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

Janus Investment Fund	61

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

62	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	63

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

64	JUNE 30, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93012 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Dividend & Income Builder Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Dividend & Income Builder Fund is a global portfolio of income-producing securities. The Fund invests primarily in dividend-paying equities, with an allocation to fixed income securities. The equity and fixed income allocation is driven by assessment of the relative attractiveness of income opportunities within each asset class and views on the broader market environment. Within the equity allocation, we seek companies that pay an attractive and sustainable dividend yield with the capability to grow over the medium to long term. The fixed income allocation is used opportunistically in the 10% to 30% range as well as to seek to protect capital when the portfolio management team thinks the macroenvironment dictates it; this allows us to seek to reduce the beta further when appropriate.

Alex Crooke co-portfolio manager	Job Curtis co-portfolio mangers	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

The Janus Henderson Dividend & Income Builder Fund Class I Shares returned -2.68% over the 12-month period ended June 30, 2020. The Fund’s primary benchmark, the MSCI World IndexSM, returned 2.84%. The Fund’s secondary benchmark, the 75% MSCI World/25% Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index, returned 4.10%. The secondary benchmark is an internally calculated, hypothetical combination of total returns from the MSCI World Index (75%) and the Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (25%).

INVESTMENT ENVIRONMENT

The period under review was defined by the COVID-19 pandemic; after an initial panic and liquidity crisis, both equity and fixed income markets performed strongly in the wake of stimulus injected across the globe. Dividend strategies, however, did not fare as well, despite the collapse in interest rates generating record demand for high-quality credit.

To some extent this has been the perfect crisis for technology and growth stocks, as it has played both to the fact that a number of these businesses – namely Microsoft and the “FAANG” stocks: Facebook, Amazon, Apple, Netflix and Google (now Alphabet) – benefit from social distancing and isolation. Without these stocks, the U.S. market outperformance would have been significantly less marked relative to the global market. It has also been the worst possible crisis for value stocks, which have higher exposure to structurally declining and cyclical sectors, including oil and financials.

This was a challenging period for income funds owing to increased dividend cancellations and cuts in response to the uncertain environment, liquidity concerns and negative public sentiment toward dividends in some countries.

PERFORMANCE DISCUSSION

Over the period we maintained a focus on companies with strong cash flow generation and solid balance sheets, which meant we were able to meet our high-income and growth-of-dividend objectives for the Fund despite the headwinds.

The Fund’s underweight position in information technology, combined with the underweight to communication technology services shares, was the largest detractor to relative performance as the sector gained on the view that companies will be large

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

beneficiaries of the pandemic due to rising remote working and accelerating digital transformations. We maintain our underweight position, as these stocks tend to have a low dividend yield.

The Fund’s stock selection in utilities was a notable positive driver of relative performance during the period, with holdings proving resilient in both up and down markets due to their defensive characteristics in an uncertain environment. We added to the space over the period on the view that the valuations and dividend yields appear attractive in the low rate environment. We see scope for utilities companies to continue to improve their sourcing of energy to more renewable solutions over time. This is further supported by government stimulus in some regions being allocated directly toward clean energy initiatives.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Economic indicators are sinking, yet expectations have risen due to the immense amount of stimulus injected into the economy amid the shutdowns. Against this backdrop, the world is watching as the number of COVID19 cases picks up in various U.S. states, which is a stark reminder not only of how infectious this disease is but also that this virus is not disappearing in the heat, as some had hoped and expected.

There has been a sharp reversal in survey data to the downside, and the loans and central bank actions that are driving money into the system are an attempt to stabilize it. We have not changed the portfolio to reflect a more cyclical view, but we have retained exposure to some stocks in the financials and industrials sectors that will benefit if the cycle turns faster than expected.

As companies better grasp the impact of the pandemic on their businesses and adapt to changing business models, we are seeing signs of companies being more comfortable with distributing dividends. We see this as supportive for the Fund's income generation over the remainder of the year.

Thank you for your investment with us in the Janus Henderson Dividend & Income Builder Fund.

2	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	2.29%	0.78%	Royal Dutch Shell PLC	1.59%	-1.00%
Microsoft Corp	4.62%	0.59%	Occidental Petroleum Corp	0.75%	-0.85%
Enel SpA	1.76%	0.45%	Sabre Corp	0.61%	-0.80%
Roche Holding AG	2.75%	0.45%	Pfizer Inc	2.81%	-0.56%
CyrusOne Inc	1.63%	0.44%	ING Groep NV	0.89%	-0.49%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Other**	0.92%	3.20%	0.00%
	Utilities	0.89%	6.41%	3.50%
	Real Estate	0.82%	3.94%	3.25%
	Industrials	0.72%	7.14%	10.76%
	Financials	-0.10%	10.70%	14.79%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	-2.47%	13.77%	17.92%
	Energy	-1.70%	6.44%	4.49%
	Consumer Discretionary	-1.43%	3.19%	10.49%
	Consumer Staples	-1.31%	13.84%	8.60%
	Health Care	-1.27%	17.29%	13.28%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.8%
Cisco Systems Inc
Communications Equipment	2.3%
Nestle SA (REG)
Food Products	2.3%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)
Semiconductor & Semiconductor Equipment	2.1%
GlaxoSmithKline PLC
Pharmaceuticals	2.1%
12.6%

Asset Allocation - (% of Net Assets)
Common Stocks	73.5%
Corporate Bonds	21.0%
Preferred Stocks	2.5%
Investment Companies	1.9%
United States Treasury Notes/Bonds	0.7%
Rights	0.0%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

4	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-2.79%	3.42%	5.95%	1.33%	1.17%
Class A Shares at MOP	-8.39%	2.37%	5.26%
Class C Shares at NAV	-3.68%	2.61%	5.13%	2.08%	1.92%
Class C Shares at CDSC	-4.62%	2.61%	5.13%
Class D Shares(1)	-2.66%	3.57%	6.09%	1.32%	1.02%
Class I Shares	-2.68%	3.66%	6.18%	1.07%	0.93%
Class N Shares	-2.56%	3.66%	6.14%	1.40%	0.85%
Class S Shares	-2.80%	3.34%	5.80%	7.33%	1.35%
Class T Shares	-2.80%	3.47%	5.98%	1.29%	1.10%
MSCI World Index	2.84%	6.90%	9.56%
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index	4.10%	6.63%	8.40%
Morningstar Quartile - Class I Shares	3rd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	282/488	164/410	60/372

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – August 1, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

6	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$909.20	$5.46	$1,000.00	$1,019.14	$5.77	1.15%
Class C Shares	$1,000.00	$904.80	$8.86	$1,000.00	$1,015.56	$9.37	1.87%
Class D Shares	$1,000.00	$909.80	$4.65	$1,000.00	$1,019.99	$4.92	0.98%
Class I Shares	$1,000.00	$909.40	$4.32	$1,000.00	$1,020.34	$4.57	0.91%
Class N Shares	$1,000.00	$910.60	$3.99	$1,000.00	$1,020.69	$4.22	0.84%
Class S Shares	$1,000.00	$908.40	$5.60	$1,000.00	$1,019.00	$5.92	1.18%
Class T Shares	$1,000.00	$909.40	$5.13	$1,000.00	$1,019.49	$5.42	1.08%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – 21.0%
Banking – 1.7%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$993,993
HBOS Capital Funding LP, 6.8500%µ	100,000	101,090
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	412,000	464,015
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	1,000,000	1,107,229
		2,666,327
Capital Goods – 0.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	413,000	422,809
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	1,020,000
		1,442,809
Communications – 7.1%
American Tower Corp, 3.8000%, 8/15/29	1,000,000	1,136,308
AT&T Inc, 2.7500%, 6/1/31	1,000,000	1,034,485
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	500,000	521,725
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.2000%, 3/15/28	1,000,000	1,121,010
Comcast Corp, 3.9500%, 10/15/25	283,000	324,303
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	1,123,787
CSC Holdings LLC, 5.7500%, 1/15/30 (144A)	1,000,000	1,044,490
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	1,000,000	1,057,770
T-Mobile USA Inc, 4.5000%, 2/1/26	91,000	92,088
T-Mobile USA Inc, 4.7500%, 2/1/28	57,000	60,194
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	925,000	1,030,977
T-Mobile USA Inc, 4.3750%, 4/15/40 (144A)	227,000	262,575
Vodafone Group PLC, 4.3750%, 5/30/28	1,000,000	1,189,072
Ziggo BV, 4.8750%, 1/15/30 (144A)	1,000,000	1,005,420
		11,004,204
Consumer Cyclical – 0.7%
Service Corp International/US, 8.0000%, 11/15/21	200,000	212,000
Service Corp International/US, 5.1250%, 6/1/29	800,000	860,800
		1,072,800
Consumer Non-Cyclical – 7.1%
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	1,500,000	1,812,075
Aramark Services Inc, 4.7500%, 6/1/26	291,000	280,088
Constellation Brands Inc, 4.7500%, 11/15/24	381,000	436,947
Constellation Brands Inc, 3.1500%, 8/1/29	600,000	643,224
DH Europe Finance II Sarl, 3.2500%, 11/15/39	1,500,000	1,656,482
Elanco Animal Health Inc, 5.6500%, 8/28/28Ç	670,000	742,896
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,151,010
IQVIA Inc, 5.0000%, 5/15/27 (144A)	1,000,000	1,022,940
Sysco Corp, 5.9500%, 4/1/30	1,000,000	1,253,071
Tesco PLC, 6.1500%, 11/15/37 (144A)	1,500,000	1,892,510
		10,891,243
Insurance – 0.6%
Prudential PLC, 5.2500%µ	900,000	905,832
Real Estate Investment Trusts (REITs) – 1.1%
Digital Realty Trust LP, 4.7500%, 10/1/25	450,000	519,192
Digital Realty Trust LP, 3.6000%, 7/1/29	1,000,000	1,147,843
		1,667,035
Technology – 1.8%
Apple Inc, 3.3500%, 2/9/27	500,000	567,014
Microsoft Corp, 3.3000%, 2/6/27	500,000	571,623
VMware Inc, 4.6500%, 5/15/27	1,100,000	1,216,551
VMware Inc, 3.9000%, 8/21/27	353,000	373,936
		2,729,124
Total Corporate Bonds (cost $30,341,255)		32,379,374

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – 0.7%
2.8750%, 10/31/23 (cost $1,000,271)	$1,000,000	$1,089,102
Common Stocks – 73.5%
Auto Components – 1.2%
Cie Generale des Etablissements Michelin SCA*	18,207	1,886,020
Banks – 2.2%
BAWAG Group AG (144A)*	34,950	1,204,909
ING Groep NV	166,876	1,159,163
United Overseas Bank Ltd	75,900	1,104,318
		3,468,390
Beverages – 1.1%
Coca-Cola Co	38,886	1,737,427
Capital Markets – 2.7%
CITIC Securities Co Ltd	633,500	1,199,948
St James's Place PLC	26,244	309,312
UBS Group AG	224,614	2,581,170
		4,090,430
Chemicals – 1.2%
BASF SE	23,170	1,294,631
DuPont de Nemours Inc	10,988	583,792
		1,878,423
Communications Equipment – 2.3%
Cisco Systems Inc	77,245	3,602,707
Construction Materials – 0.8%
LafargeHolcim Ltd*	29,174	1,276,350
Containers & Packaging – 1.6%
Amcor PLC	139,710	1,407,386
SIG Combibloc Group AG*	66,685	1,078,037
		2,485,423
Diversified Telecommunication Services – 1.9%
Sunrise Communications Group AG (144A)*	7,194	637,940
Telenor ASA	77,237	1,125,712
TELUS Corp	68,543	1,149,789
		2,913,441
Electric Utilities – 3.7%
EDP - Energias de Portugal SA	282,051	1,345,020
Enel SpA	256,722	2,211,520
Iberdrola SA	187,359	2,169,878
		5,726,418
Electrical Equipment – 2.3%
ABB Ltd	62,273	1,400,114
Schneider Electric SE	18,864	2,091,234
		3,491,348
Entertainment – 0.7%
Vivendi SA	39,472	1,011,629
Equity Real Estate Investment Trusts (REITs) – 2.4%
Crown Castle International Corp	8,763	1,466,488
CyrusOne Inc	15,321	1,114,603
VICI Properties Inc	58,847	1,188,121
		3,769,212
Food & Staples Retailing – 2.6%
Koninklijke Ahold Delhaize NV	67,783	1,845,666
Tesco PLC	794,971	2,244,271
		4,089,937
Food Products – 4.5%
Danone SA*	28,872	1,994,932
Mondelez International Inc	28,072	1,435,321
Nestle SA (REG)	32,099	3,547,079
		6,977,332

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Gas Utilities – 1.2%
Snam SpA	364,922	$1,774,777
Health Care Equipment & Supplies – 1.6%
Medtronic PLC	26,056	2,389,335
Insurance – 6.5%
Allianz SE	10,040	2,047,725
AXA SA*	73,883	1,541,744
Manulife Financial Corp	92,401	1,257,291
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,401	1,401,579
Swiss Re AG	14,479	1,114,921
Travelers Cos Inc	12,097	1,379,663
Zurich Insurance Group AG	3,616	1,273,774
		10,016,697
Machinery – 0.7%
Metso OYJ*	33,826	1,106,858
Metals & Mining – 1.3%
BHP Group PLC	36,610	751,467
Rio Tinto PLC	21,496	1,209,380
		1,960,847
Multi-Utilities – 4.1%
Dominion Energy Inc	16,362	1,328,267
DTE Energy Co	12,266	1,318,595
E.ON SE	122,430	1,376,336
National Grid PLC	98,598	1,207,155
RWE AG	33,168	1,160,248
		6,390,601
Oil, Gas & Consumable Fuels – 2.3%
Repsol SA	95,101	829,918
Royal Dutch Shell PLC	85,537	1,380,841
TOTAL SA	36,580	1,393,202
		3,603,961
Personal Products – 1.6%
Unilever NV	45,850	2,431,469
Pharmaceuticals – 11.6%
Bristol-Myers Squibb Co	40,195	2,363,466
GlaxoSmithKline PLC	158,382	3,208,598
Johnson & Johnson	8,300	1,167,229
Merck & Co Inc	17,410	1,346,315
Novartis AG	36,514	3,173,563
Pfizer Inc	47,821	1,563,747
Roche Holding AG	6,716	2,325,905
Sanofi	26,811	2,727,498
		17,876,321
Professional Services – 2.5%
RELX PLC	116,861	2,700,798
SGS SA	498	1,215,498
		3,916,296
Semiconductor & Semiconductor Equipment – 3.0%
Maxim Integrated Products Inc	23,941	1,451,064
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	56,670	3,217,156
		4,668,220
Software – 3.8%
Microsoft Corp	28,481	5,796,168
Tobacco – 0.8%
Imperial Brands PLC	66,809	1,272,044
Wireless Telecommunication Services – 1.3%
Tele2 AB	97,708	1,294,566

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Vodafone Group PLC	489,453	$780,334
		2,074,900
Total Common Stocks (cost $107,421,000)		113,682,981
Preferred Stocks – 2.5%
Household Products – 0.8%
Henkel AG & Co KGaA	13,017	1,210,027
Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co Ltd	67,105	2,620,706
Total Preferred Stocks (cost $3,396,777)		3,830,733
Rights – 0%
Oil, Gas & Consumable Fuels – 0%
Repsol SA* (cost $52,933)	95,101	46,293
Investment Companies – 1.9%
Money Markets – 1.9%
Fidelity Investments Money Market Treasury Portfolio, 0.0800%ºº (cost $2,891,195)	2,891,195	2,891,195
Total Investments (total cost $145,103,431) – 99.6%		153,919,678
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		687,892
Net Assets – 100%		$154,607,570

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$59,105,320	38.4%
Switzerland	19,624,351	12.7
United Kingdom	19,017,143	12.4
France	12,646,259	8.2
Netherlands	9,142,516	5.9
Germany	8,490,546	5.5
Italy	3,986,297	2.6
Taiwan	3,217,156	2.1
Spain	3,046,089	2.0
South Korea	2,620,706	1.7
Canada	2,407,080	1.6
Belgium	1,812,075	1.2
Portugal	1,345,020	0.9
Sweden	1,294,566	0.8
Austria	1,204,909	0.8
China	1,199,948	0.8
Norway	1,125,712	0.7
Finland	1,106,858	0.7
Singapore	1,104,318	0.7
Ireland	422,809	0.3

Total	$153,919,678	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments

June 30, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	7/29/20	(5,277,849)	$6,602,433	$62,866
Euro	7/29/20	(7,099,267)	7,992,507	11,959
Total				$74,825

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 74,825

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$273,327

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$233,851

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 14,551,898

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index

75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index is an internally-calculated, hypothetical combination of total returns from the MSCI World IndexSM (75%) and the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) (25%).

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $10,568,080, which represents 6.8% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$32,379,374	$-
United States Treasury Notes/Bonds	-	1,089,102	-
Common Stocks
Beverages	1,737,427	-	-
Chemicals	583,792	1,294,631	-
Communications Equipment	3,602,707	-	-
Diversified Telecommunication Services	1,149,789	1,763,652	-
Equity Real Estate Investment Trusts (REITs)	3,769,212	-	-
Food Products	1,435,321	5,542,011	-
Health Care Equipment & Supplies	2,389,335	-	-
Insurance	2,636,954	7,379,743	-
Multi-Utilities	2,646,862	3,743,739	-
Pharmaceuticals	6,440,757	11,435,564	-
Semiconductor & Semiconductor Equipment	4,668,220	-	-
Software	5,796,168	-	-
All Other	-	45,667,097	-
Preferred Stocks	-	3,830,733	-
Rights	46,293	-	-
Investment Companies	2,891,195	-	-
Total Investments in Securities	$39,794,032	$114,125,646	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	74,825	-
Total Assets	$39,794,032	$114,200,471	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$153,919,678
Forward foreign currency exchange contracts	74,825
Cash denominated in foreign currency(2)	58,079
Non-interested Trustees' deferred compensation	3,154
Receivables:
Foreign tax reclaims	500,892
Dividends	346,624
Interest	340,081
Fund shares sold	193,936
Other assets	10,608
Total Assets	155,447,877
Liabilities:
Due to custodian	56
Payables:	—
Fund shares repurchased	592,992
Advisory fees	67,296
Professional fees	47,366
Dividends	30,424
Transfer agent fees and expenses	23,191
12b-1 Distribution and shareholder servicing fees	22,987
Non-affiliated fund administration fees payable	18,088
Non-interested Trustees' deferred compensation fees	3,154
Custodian fees	2,974
Non-interested Trustees' fees and expenses	837
Affiliated fund administration fees payable	320
Accrued expenses and other payables	30,622
Total Liabilities	840,307
Net Assets	$154,607,570

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$155,225,747
Total distributable earnings (loss)	(618,177)
Total Net Assets	$154,607,570
Net Assets - Class A Shares	$25,517,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,072,833
Net Asset Value Per Share(3)	$12.31
Maximum Offering Price Per Share(4)	$13.06
Net Assets - Class C Shares	$21,018,104
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,740,979
Net Asset Value Per Share(3)	$12.07
Net Assets - Class D Shares	$6,860,741
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	557,506
Net Asset Value Per Share	$12.31
Net Assets - Class I Shares	$74,386,236
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,035,818
Net Asset Value Per Share	$12.32
Net Assets - Class N Shares	$476,939
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,785
Net Asset Value Per Share	$12.30
Net Assets - Class S Shares	$51,776
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,219
Net Asset Value Per Share	$12.27
Net Assets - Class T Shares	$26,296,369
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,139,708
Net Asset Value Per Share	$12.29

(1) Includes cost of $145,103,431.

(2) Includes cost of $58,079.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$6,007,147
Interest	1,209,662
Other income	61,552
Foreign tax withheld	(477,157)
Total Investment Income	6,801,204
Expenses:
Advisory fees	1,242,243
12b-1 Distribution and shareholder servicing fees:
Class A Shares	77,232
Class C Shares	252,562
Class S Shares	44
Transfer agent administrative fees and expenses:
Class D Shares	8,366
Class S Shares	132
Class T Shares	48,694
Transfer agent networking and omnibus fees:
Class A Shares	18,119
Class C Shares	15,125
Class I Shares	54,977
Other transfer agent fees and expenses:
Class A Shares	2,556
Class C Shares	2,241
Class D Shares	2,039
Class I Shares	3,819
Class N Shares	21
Class S Shares	3
Class T Shares	297
Registration fees	130,384
Professional fees	53,974
Shareholder reports expense	35,055
Custodian fees	16,212
Affiliated fund administration fees	4,140
Non-interested Trustees’ fees and expenses	3,541
Other expenses	77,362
Total Expenses	2,049,138
Less: Excess Expense Reimbursement and Waivers	(168,405)
Net Expenses	1,880,733
Net Investment Income/(Loss)	4,920,471
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(8,215,084)
Forward foreign currency exchange contracts	273,327
Total Net Realized Gain/(Loss) on Investments	(7,941,757)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,997,306)
Forward foreign currency exchange contracts	233,851
Total Change in Unrealized Net Appreciation/Depreciation	(2,763,455)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(5,784,741)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$4,920,471	$5,678,451
Net realized gain/(loss) on investments	(7,941,757)	(2,213,550)
Change in unrealized net appreciation/depreciation	(2,763,455)	2,178,276
Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,784,741)	5,643,177
Dividends and Distributions to Shareholders:
Class A Shares	(964,075)	(1,122,766)
Class C Shares	(694,241)	(981,085)
Class D Shares	(237,438)	(282,822)
Class I Shares	(2,780,006)	(3,864,882)
Class N Shares	(18,149)	(28,404)
Class S Shares	(1,788)	(2,044)
Class T Shares	(691,006)	(462,490)
Net Decrease from Dividends and Distributions to Shareholders	(5,386,703)	(6,744,493)
Capital Share Transactions:
Class A Shares	(4,071,478)	2,727,605
Class C Shares	(7,631,457)	1,102,874
Class D Shares	462,340	(1,093,143)
Class I Shares	(8,528,730)	(10,997,621)
Class N Shares	(80,830)	(248,434)
Class S Shares	1,788	2,044
Class T Shares	11,466,641	5,711,527
Net Increase/(Decrease) from Capital Share Transactions	(8,381,726)	(2,795,148)
Net Increase/(Decrease) in Net Assets	(19,553,170)	(3,896,464)
Net Assets:
Beginning of period	174,160,740	178,057,204
End of period	$154,607,570	$174,160,740

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.09	$13.18	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.36	0.42	0.36	0.38
Net realized and unrealized gain/(loss)	(0.72)	(0.03)	0.24	0.75
Total from Investment Operations	(0.36)	0.39	0.60	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.37)	(0.36)	(0.35)
Distributions (from capital gains)	—	(0.11)	—	—
Total Dividends and Distributions	(0.42)	(0.48)	(0.36)	(0.35)
Net Asset Value, End of Period	$12.31	$13.09	$13.18	$12.94
Total Return*	(2.79)%	3.14%	4.63%	9.44%
Net Assets, End of Period (in thousands)	$25,517	$32,262	$29,294	$25,824
Average Net Assets for the Period (in thousands)	$30,893	$30,675	$27,827	$29,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.32%	1.14%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.17%	1.14%	1.23%
Ratio of Net Investment Income/(Loss)	2.83%	3.23%	2.71%	3.36%
Portfolio Turnover Rate	59%	44%	36%	55%

Class C Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.89	$13.01	$12.81	$12.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.27	0.31	0.25	0.30
Net realized and unrealized gain/(loss)	(0.74)	(0.01)	0.24	0.73
Total from Investment Operations	(0.47)	0.30	0.49	1.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.31)	(0.29)	(0.27)
Distributions (from capital gains)	—	(0.11)	—	—
Total Dividends and Distributions	(0.35)	(0.42)	(0.29)	(0.27)
Net Asset Value, End of Period	$12.07	$12.89	$13.01	$12.81
Total Return*	(3.68)%	2.41%	3.85%	8.62%
Net Assets, End of Period (in thousands)	$21,018	$30,356	$29,203	$30,671
Average Net Assets for the Period (in thousands)	$25,897	$30,095	$31,115	$32,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.98%	2.06%	1.91%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.91%	1.91%	2.01%
Ratio of Net Investment Income/(Loss)	2.15%	2.48%	1.85%	2.68%
Portfolio Turnover Rate	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$12.50	$12.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.35
Net realized and unrealized gain/(loss)	(0.40)	0.11
Total from Investment Operations	—	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.33)
Distributions (from capital gains)	—	(0.20)
Total Dividends and Distributions	(0.34)	(0.53)
Net Asset Value, End of Period	$12.16	$12.50
Total Return*	0.19%	3.81%
Net Assets, End of Period (in thousands)	$40,869	$15,959
Average Net Assets for the Period (in thousands)	$30,357	$15,010
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%(2)	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%(3)	1.30%
Ratio of Net Investment Income/(Loss)	3.37%(4)	2.84%
Portfolio Turnover Rate	39%	26%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$12.40	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.26
Net realized and unrealized gain/(loss)	(0.39)	0.10
Total from Investment Operations	(0.09)	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.25)
Distributions (from capital gains)	—	(0.20)
Total Dividends and Distributions	(0.26)	(0.45)
Net Asset Value, End of Period	$12.05	$12.40
Total Return*	(0.58)%	3.00%
Net Assets, End of Period (in thousands)	$33,327	$13,846
Average Net Assets for the Period (in thousands)	$24,477	$10,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%(2)	2.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%(3)	2.05%
Ratio of Net Investment Income/(Loss)	2.55%(4)	2.15%
Portfolio Turnover Rate	39%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.09	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.42	0.46	0.04
Net realized and unrealized gain/(loss)	(0.75)	—(3)	0.16	(0.17)
Total from Investment Operations	(0.34)	0.42	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.39)	(0.38)	(0.12)
Distributions (from capital gains)	—	(0.11)	—	—
Total Dividends and Distributions	(0.44)	(0.50)	(0.38)	(0.12)
Net Asset Value, End of Period	$12.31	$13.09	$13.17	$12.93
Total Return*	(2.66)%	3.34%	4.77%	(0.96)%
Net Assets, End of Period (in thousands)	$6,861	$6,889	$8,072	$472
Average Net Assets for the Period (in thousands)	$7,041	$7,362	$4,665	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.31%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.01%	0.99%	1.05%
Ratio of Net Investment Income/(Loss)	3.20%	3.26%	3.47%	4.27%
Portfolio Turnover Rate	59%	44%	36%	55%

Class I Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(4)
Net Asset Value, Beginning of Period	$13.11	$13.19	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.43	0.40	0.45
Net realized and unrealized gain/(loss)	(0.76)	—(3)	0.23	0.71
Total from Investment Operations	(0.35)	0.43	0.63	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.40)	(0.38)	(0.38)
Distributions (from capital gains)	—	(0.11)	—	—
Total Dividends and Distributions	(0.44)	(0.51)	(0.38)	(0.38)
Net Asset Value, End of Period	$12.32	$13.11	$13.19	$12.94
Total Return*	(2.68)%	3.41%	4.86%	9.70%
Net Assets, End of Period (in thousands)	$74,386	$88,458	$100,825	$78,630
Average Net Assets for the Period (in thousands)	$81,753	$97,766	$92,797	$66,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.06%	0.91%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	3.19%	3.35%	2.94%	3.97%
Portfolio Turnover Rate	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$12.49	$12.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.39
Net realized and unrealized gain/(loss)	(0.37)	0.09
Total from Investment Operations	0.03	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.36)
Distributions (from capital gains)	—	(0.20)
Total Dividends and Distributions	(0.36)	(0.56)
Net Asset Value, End of Period	$12.16	$12.49
Total Return*	0.48%	3.97%
Net Assets, End of Period (in thousands)	$46,454	$24,356
Average Net Assets for the Period (in thousands)	$36,087	$14,987
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(3)	1.05%
Ratio of Net Investment Income/(Loss)	3.37%(4)	3.13%
Portfolio Turnover Rate	39%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.08	$13.16	$12.91	$12.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.42	0.45	0.40
Net realized and unrealized gain/(loss)	(0.74)	0.01(3)	0.19	0.73
Total from Investment Operations	(0.33)	0.43	0.64	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.40)	(0.39)	(0.39)
Distributions (from capital gains)	—	(0.11)	—	—
Total Dividends and Distributions	(0.45)	(0.51)	(0.39)	(0.39)
Net Asset Value, End of Period	$12.30	$13.08	$13.16	$12.91
Total Return*	(2.56)%	3.48%	4.94%	9.44%
Net Assets, End of Period (in thousands)	$477	$590	$857	$50
Average Net Assets for the Period (in thousands)	$518	$723	$557	$281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.39%	0.99%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%	0.86%	1.06%
Ratio of Net Investment Income/(Loss)	3.22%	3.28%	3.40%	3.58%
Portfolio Turnover Rate	59%	44%	36%	55%

Class S Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(4)
Net Asset Value, Beginning of Period	$13.06	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.39	0.43	0.34	0.03
Net realized and unrealized gain/(loss)	(0.75)	(0.02)	0.25	(0.16)
Total from Investment Operations	(0.36)	0.41	0.59	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.41)	(0.35)	(0.12)
Distributions (from capital gains)	—	(0.11)	—	—
Total Dividends and Distributions	(0.43)	(0.52)	(0.35)	(0.12)
Net Asset Value, End of Period	$12.27	$13.06	$13.17	$12.93
Total Return*	(2.80)%	3.28%	4.52%	(0.97)%
Net Assets, End of Period (in thousands)	$52	$53	$52	$49
Average Net Assets for the Period (in thousands)	$53	$51	$52	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.96%	7.11%	2.77%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.04%	1.21%	1.44%
Ratio of Net Investment Income/(Loss)	3.04%	3.32%	2.56%	3.22%
Portfolio Turnover Rate	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The amount shown does not correlate with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.28
Net realized and unrealized gain/(loss)	0.17
Total from Investment Operations	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Period	$12.17
Total Return*	3.93%
Net Assets, End of Period (in thousands)	$403
Average Net Assets for the Period (in thousands)	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%(4)
Ratio of Net Investment Income/(Loss)	3.51%(5)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$13.08	$13.16	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.41	0.43	0.49	0.03
Net realized and unrealized gain/(loss)	(0.77)	(0.02)	0.11	(0.16)
Total from Investment Operations	(0.36)	0.41	0.60	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.38)	(0.37)	(0.12)
Distributions (from capital gains)	—	(0.11)	—	—
Total Dividends and Distributions	(0.43)	(0.49)	(0.37)	(0.12)
Net Asset Value, End of Period	$12.29	$13.08	$13.16	$12.93
Total Return*	(2.80)%	3.29%	4.66%	(0.96)%
Net Assets, End of Period (in thousands)	$26,296	$15,553	$9,755	$59
Average Net Assets for the Period (in thousands)	$19,478	$11,844	$3,644	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.28%	1.13%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.10%	1.11%	1.19%
Ratio of Net Investment Income/(Loss)	3.29%	3.36%	3.75%	3.48%
Portfolio Turnover Rate	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to,

26	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

28	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event,

32	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$74,825	$—	$—	$74,825

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $4,357.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $110.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-*	%	-*	%
Class C Shares	-*		-*
Class D Shares	1		-*
Class I Shares	-*		-*
Class N Shares	11		-*
Class S Shares	100		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and

36	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 798,850	$ -	$ (10,191,235)	$ -	$ -	$ 4,995	$ 8,769,213

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(6,323,057)	$(3,868,178)	$ (10,191,235)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 145,150,466	$17,923,257	$ (9,154,044)	$ 8,769,213

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 74,825	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,386,703	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,063,019	$ 681,474	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 44,224	$ (90,587)	$ 46,363

38	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,212,362	$16,388,488	1,022,495	$ 12,663,708
Reinvested dividends and distributions	74,405	942,035	86,181	1,092,546
Shares repurchased	(1,677,990)	(21,402,001)	(867,473)	(11,028,649)
Net Increase/(Decrease)	(391,223)	$ (4,071,478)	241,203	$ 2,727,605
Class C Shares:
Shares sold	901,902	$11,971,138	1,204,757	$ 14,674,503
Reinvested dividends and distributions	51,039	633,948	72,247	899,454
Shares repurchased	(1,567,113)	(20,236,543)	(1,166,761)	(14,471,083)
Net Increase/(Decrease)	(614,172)	$ (7,631,457)	110,243	$ 1,102,874
Class D Shares:
Shares sold	224,243	$ 2,855,505	139,077	$ 1,786,045
Reinvested dividends and distributions	18,312	230,298	21,661	274,254
Shares repurchased	(211,158)	(2,623,463)	(247,325)	(3,153,442)
Net Increase/(Decrease)	31,397	$ 462,340	(86,587)	$ (1,093,143)
Class I Shares:
Shares sold	1,930,455	$23,922,407	3,271,613	$ 41,374,220
Reinvested dividends and distributions	218,900	2,764,158	304,325	3,847,392
Shares repurchased	(2,861,358)	(35,215,295)	(4,474,454)	(56,219,233)
Net Increase/(Decrease)	(712,003)	$ (8,528,730)	(898,516)	$(10,997,621)
Class N Shares:
Shares sold	5,188	$ 64,840	6,842	$ 88,436
Reinvested dividends and distributions	1,438	18,149	2,249	28,404
Shares repurchased	(12,953)	(163,819)	(29,135)	(365,274)
Net Increase/(Decrease)	(6,327)	$ (80,830)	(20,044)	$ (248,434)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	141	1,788	162	2,044
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	141	$ 1,788	162	$ 2,044
Class T Shares:
Shares sold	1,136,498	$13,784,389	840,389	$ 10,797,977
Reinvested dividends and distributions	55,195	689,868	36,437	461,288
Shares repurchased	(240,981)	(3,007,616)	(428,900)	(5,547,738)
Net Increase/(Decrease)	950,712	$11,466,641	447,926	$ 5,711,527

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$95,592,312	$ 99,149,896	$ -	$ 1,579,121

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Dividend & Income Builder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Dividend & Income Builder Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein beginning on or after August 1, 2016 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2016 and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

42	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

44	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	45

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

56	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Dividend & Income Builder Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Foreign Taxes Paid	$470,477
Foreign Source Income	$3,555,284
Dividends Received Deduction Percentage	24%
Qualified Dividend Income Percentage	100%

58	JUNE 30, 2020

Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present

Co-Head of Equities - EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Global Equity Income and Specialist Equities (2013-2018).

Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present	Director of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	11/14-Present	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jenna Barnard 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Pattullo 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Dividend & Income Builder Fund	8/12-Present	Co-Head of Strategic Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Dividend & Income Builder Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage1

Janus Investment Fund	69

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93075 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Flexible Bond Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

We believe our research-driven investment process, diversified portfolio construction and robust risk management can drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our broad investment flexibility across the investment cycle in an effort to capitalize on attractive opportunities and provide the downside risk management clients expect from their core fixed income portfolio.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2020, Janus Henderson Flexible Bond Fund’s Class I Shares returned 10.31% compared with 8.74% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

In the first half of the period, fixed income markets broadly became more confident of a soft landing for the U.S. economy as the Federal Reserve (Fed) lowered policy rates three times in the latter half of 2019. Generally better-than-expected earnings reports and progress in U.S.-China trade relations also contributed to corporate credit spreads (yields over Treasuries) tightening toward the lowest levels of the current credit cycle. However, in early 2020, the exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty as governments around the world restricted travel and social activity to help contain the virus. Risk markets faced a sell-off of historic proportions. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks.

Across the globe, central bank and government stimulus action was swift and aggressive. The Fed cut policy rates to zero and introduced numerous programs to support bond market liquidity while Congress approved trillions of dollars in crisis support to consumers and businesses. These actions supported financial markets and corporations and contributed to a rapid improvement in liquidity conditions. The staggering levels of monetary and fiscal stimulus, coupled with optimism on reopening the U.S. economy, bolstered investor confidence later in the period, although volatility remained high.

Over the year, rates fell across the yield curve, with the benchmark 10-year Treasury yield closing June at 0.66%, down from 2.01%. Corporate and securitized credit were volatile, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically intra-period. Fed support helped credit retrace most of its losses, and investment-grade corporate bonds ultimately generated positive returns, while their high-yield counterparts were roughly flat.

PERFORMANCE DISCUSSION

The Fund was positioned overweight credit early in the period, as we believed an accommodative Fed and strong consumer created a supportive environment for credit products generally. Coming into 2020, we began reducing risk due to the strong returns of 2019 and heightened valuations. As the COVID-19 health care crisis accelerated through mid-March, we sought to preserve capital and increase liquidity by lowering the credit allocations further, while increasing Fund duration (a measure of interest rate risk) with the purchase of 30-year Treasuries to provide a hedge against spread widening in our credit positions. As we gained confidence in the backstop from monetary and fiscal stimulus and the increased potential for an economic recovery, we added approximately 20% to the portfolio’s corporate credit allocation from its March low. These additions were primarily in the investment-grade space but also, and more selectively, in the high-yield market. To accommodate that increase, we moved further underweight in agency mortgage-backed securities (MBS) and U.S. Treasuries.

Investment-grade corporate bonds ultimately generated strong returns, driven in large part by the Fed’s bond-buying programs. Our overweight coupled with strong security selection contributed positively to relative outperformance. Overall positioning in agency MBS and

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

our decision to trim exposure to the asset class in the latter half of the period also proved beneficial as agency MBS lagged many other index constituents over the period. Positioning within asset-backed securities (ABS), much of which was tied to the strength of the consumer heading into the COVID-19 crisis, weighed on relative returns.

At the sector level, positioning in food and beverage contributed to relative performance. Food services company Sysco was the top contributor at the issuer level, performing well after an attractive new issue was launched in March. However, our overweight in midstream energy weighed on results amid highly volatile oil prices. A position in exploration and production company Continental Resources also detracted as its credit ratings were downgraded, reflecting reduced profitability and cash flows.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe the continued support from both the Fed and fiscal authorities will benefit consumers, corporations and market conditions. With this support, we expect the U.S. economy to bounce back from lockdown levels over the next few quarters but know it will take years before the economy fully recovers.

While there has been a rapid deterioration in corporate fundamentals, we believe we are entering a new phase of the credit cycle where balance sheet repair will be a top priority for management teams and ultimately lead to lower credit risk premiums. We expect corporate bonds and structured securities, including ABS and commercial mortgage-backed securities (CMBS), to remain in demand, driven by the additional yield available over very low policy rates – which will likely persist for the foreseeable future – and thus more attractive hedging costs for non-U.S. investors.

We continue to favor investment-grade over high-yield companies but remain focused on valuations and diligent in identifying attractive risk-adjusted opportunities across the ratings spectrum. In structured securities, we believe the Fed’s aggressive actions should support liquidity and underlying fundamentals but are biased to higher-quality credits within ABS, CMBS and collateralized mortgage obligations. We will continue to favor sectors and securities where we believe the structures can withstand the elevated economic uncertainty.

Although market sentiment and credit spreads have improved markedly, valuations ended the period closer to longer-term averages and thus still have room to tighten before reaching pre-COVID-19 levels. In our view, this creates an opportunity for attractive returns in fixed income in the year ahead. But we do not expect volatility to fade. COVID-19 and its economic impact remain the most pressing concern, and other risks to market sentiment are also on our radar: a resumption of trade tensions with China and the upcoming U.S. elections to name two. As we navigate these uncertainties, we will continue to adhere to our research-driven investment process with a focus on taking the right amount of risk throughout the cycle.

Thank you for your investment in Janus Henderson Flexible Bond Fund.

2	JUNE 30, 2020

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.48%	1.48%
Class A Shares MOP	1.41%	1.41%
Class C Shares**	0.82%	0.82%
Class D Shares	1.73%	1.73%
Class I Shares	1.80%	1.80%
Class N Shares	1.87%	1.87%
Class R Shares	1.12%	1.12%
Class S Shares	1.36%	1.37%
Class T Shares	1.62%	1.62%
Weighted Average Maturity		8.6 Years
Average Effective Duration***		6.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	2.0%
AA	28.9%
A	12.0%
BBB	40.2%
BB	6.1%
B	1.4%
Not Rated	8.3%
Other	1.1%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	55.4%
Mortgage-Backed Securities	19.5%
Asset-Backed/Commercial Mortgage-Backed Securities	13.9%
United States Treasury Notes/Bonds	9.0%
Investment Companies	6.1%
Bank Loans and Mezzanine Loans	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(4.4)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	9.90%	3.89%	4.06%	6.54%	1.01%	0.91%
Class A Shares at MOP	4.66%	2.89%	3.56%	6.38%
Class C Shares at NAV	9.23%	3.23%	3.34%	5.85%	1.54%	1.54%
Class C Shares at CDSC	8.23%	3.23%	3.34%	5.85%
Class D Shares(1)	10.22%	4.19%	4.29%	6.62%	0.61%	0.59%
Class I Shares	10.31%	4.24%	4.34%	6.64%	0.52%	0.52%
Class N Shares	10.49%	4.35%	4.40%	6.65%	0.45%	0.45%
Class R Shares	9.56%	3.55%	3.68%	6.15%	1.22%	1.20%
Class S Shares	9.83%	3.81%	3.93%	6.40%	0.96%	0.95%
Class T Shares	10.12%	4.10%	4.20%	6.59%	0.70%	0.70%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	4.30%	3.82%	6.32%**
Morningstar Quartile - Class T Shares	1st	3rd	2nd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	32/616	259/530	226/468	24/101

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2020

Janus Henderson Flexible Bond Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about February 1, 2020, Michael Keough and Greg Wilensky are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – July 7, 1987

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$1,067.30	$4.47	$1,000.00	$1,020.54	$4.37	0.87%
Class C Shares	$1,000.00	$1,064.00	$7.65	$1,000.00	$1,017.45	$7.47	1.49%
Class D Shares	$1,000.00	$1,068.80	$2.98	$1,000.00	$1,021.98	$2.92	0.58%
Class I Shares	$1,000.00	$1,069.20	$2.62	$1,000.00	$1,022.33	$2.56	0.51%
Class N Shares	$1,000.00	$1,070.60	$2.21	$1,000.00	$1,022.73	$2.16	0.43%
Class R Shares	$1,000.00	$1,065.60	$6.11	$1,000.00	$1,018.95	$5.97	1.19%
Class S Shares	$1,000.00	$1,066.90	$4.83	$1,000.00	$1,020.19	$4.72	0.94%
Class T Shares	$1,000.00	$1,068.30	$3.50	$1,000.00	$1,021.48	$3.42	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.9%
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	$969,773	$987,004
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	3,694,159	3,734,577
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	3,569,655	3,614,361
Angel Oak Mortgage Trust I LLC 2020-3, 2.4100%, 4/25/65 (144A)‡	5,182,000	5,181,947
Angel Oak Mortgage Trust I LLC2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	5,678,251	5,714,497
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	7,513,000	6,594,272
Arroyo Mortgage Trust 2018-1,
ICE LIBOR USD 12 Month + 0.8500%, 3.7630%, 4/25/48 (144A)‡	4,041,176	4,148,072
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	1,760,650	2,069,083
Bank 2019-BN17, 3.7140%, 4/15/52	3,864,736	4,469,574
Bank 2019-BN18, 3.5840%, 5/15/62	6,717,260	7,744,007
Bank 2019-BN20, 3.0110%, 9/15/62	3,162,497	3,497,867
Bank 2019-BN23, 2.9200%, 12/15/52	5,689,139	6,271,878
Bank 2019-BNK24, 2.9600%, 11/15/62	1,656,800	1,832,755
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0348%, 8/15/36 (144A)‡	3,044,000	2,905,000
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	9,721,000	10,690,022
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	4,045,000	4,378,773
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.9348%, 11/15/35 (144A)‡	6,689,165	6,619,729
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.1048%, 10/15/36 (144A)‡	8,982,676	8,905,253
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.2648%, 10/15/36 (144A)‡	1,356,669	1,332,949
BX Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	8,590,000	8,960,172
BX Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	4,295,000	4,289,374
BX Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	4,295,000	4,096,401
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	6,443,000	5,961,718
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	1,639,000	1,454,608
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,909,000	5,375,274
Chase Home Lending Mortgage Trust 2019-ATR2,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 7/25/49 (144A)‡	1,136,715	1,134,215
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	3,118,604	3,135,021
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	3,046,000	3,025,886
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 5.0845%, 11/25/24‡	723,999	750,239
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 6.0845%, 10/25/28‡	1,302,370	1,353,947
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.4345%, 1/25/29‡	3,052,377	3,130,000
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.7345%, 7/25/29‡	5,385,704	5,473,822
Connecticut Avenue Securities Trust 2018-C05,
ICE LIBOR USD 1 Month + 2.3500%, 2.5345%, 1/25/31‡	2,721,407	2,663,075
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4845%, 8/25/31 (144A)‡	3,144,230	3,097,877
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.3345%, 9/25/31 (144A)‡	8,137,313	8,022,121
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 6/25/39 (144A)‡	5,070,897	4,899,621
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 7/25/39 (144A)‡	10,876,834	10,637,503
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 10/25/39 (144A)‡	10,192,462	9,879,424

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Connecticut Avenue Securities Trust 2020-R01, ICE LIBOR USD 1 Month + 0.8000%, 0.9845%, 1/25/40 (144A)‡	$2,415,961	$2,400,923
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 1/25/40 (144A)‡	10,430,356	9,850,275
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.1148%, 11/15/36 (144A)‡	3,744,959	3,584,398
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	5,714,000	5,895,486
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	4,213,163	4,321,710
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	1,720,003	1,802,710
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	3,572,008	3,784,710
Dell Equipment Finance Trust 2020-1, 2.2600%, 6/22/22 (144A)	4,215,000	4,285,487
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	1,563,900	1,580,230
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	2,521,350	2,706,393
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	7,407,068	7,858,942
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	3,944,738	4,279,183
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	13,743,935	14,421,929
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	6,197,000	6,317,554
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	4,659,000	4,765,952
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	1,119,074	1,134,887
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	3,056,654	3,104,683
Drive Auto Receivables Trust 2019-2, 3.0400%, 3/15/23	2,485,539	2,494,004
Exeter Automobile Receivables Trust 2018-1A C, 3.0300%, 1/17/23 (144A)	3,781,918	3,800,656
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1845%, 7/25/25‡	4,905,491	5,023,060
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8845%, 4/25/28‡	2,559,591	2,668,465
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 10/25/29‡	136,890	136,763
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 3/25/31‡	7,661,211	7,383,321
Fannie Mae REMICS, 3.0000%, 5/25/48	9,792,070	10,509,794
Fannie Mae REMICS, 3.0000%, 11/25/49	14,233,129	14,717,608
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.3500%, 1.5345%, 3/25/29‡	99,725	99,761
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 0.9345%, 3/25/30‡	78,483	78,361
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7700%, 0.9545%, 11/25/49 (144A)‡	151,476	151,334
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.7000%, 1.8845%, 1/25/50 (144A)‡	7,182,000	6,643,893
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 0.9345%, 2/25/50 (144A)‡	889,706	884,167
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.0000%, 0%, 6/25/50‡	2,765,000	2,765,000
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.2188%, 12/15/36 (144A)‡	2,050,000	1,963,372
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.5188%, 12/15/36 (144A)‡	2,296,000	2,164,472
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.8178%, 12/15/36 (144A)‡	2,558,000	2,363,245
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	2,505,214	2,926,612
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	4,185,984	4,841,952
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	4,121,000	4,498,264
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	4,515,000	4,791,107
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	6,998,692	7,161,301
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	6,971,567	7,171,532
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	9,262,455	9,609,304
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 11/25/49 (144A)‡	672,917	672,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust 2019-7, ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 2/25/50 (144A)‡	$4,215,920	$4,206,473
JP Morgan Mortgage Trust 2019-INV1,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 10/25/49 (144A)‡	1,448,267	1,448,233
JP Morgan Mortgage Trust 2019-LTV2,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 12/25/49 (144A)‡	3,011,168	3,005,053
JP Morgan Mortgage Trust 2020-4,
ICE LIBOR USD 1 Month + 1.2500%, 1.4401%, 11/25/50 (144A)‡	2,766,000	2,765,904
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 1.0345%, 11/25/51 (144A)‡	13,521,333	13,491,659
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	4,025,000	4,266,349
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	2,234,425	2,512,778
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	2,985,000	3,273,295
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	4,192,640	4,906,351
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	6,272,995	7,433,792
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	5,033,168	5,351,917
OneMain Direct Auto Receivables Trust 2017-2A, 2.8200%, 7/15/24 (144A)	3,575,000	3,585,637
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,347,000	2,362,342
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,534,000	2,614,984
Planet Fitness Master Issuer LLC, 3.8580%, 12/5/49 (144A)	6,594,860	5,650,749
Preston Ridge Partners Mortgage Trust 2019-1A, 4.5000%, 1/25/24 (144A)Ç	2,010,626	2,027,334
Preston Ridge Partners Mortgage Trust 2019-2A, 3.9670%, 4/25/24 (144A)Ç	3,469,154	3,487,630
Preston Ridge Partners Mortgage Trust 2019-3A, 3.3510%, 7/25/24 (144A)Ç	2,712,205	2,710,077
Provident Funding Mortgage Trust 2020-1, 3.0000%, 2/25/50 (144A)‡	1,932,319	1,978,385
PRPM 2020-1A LLC, 2.9810%, 2/25/25 (144A)Ç	1,999,225	1,980,270
PRPM LLC, 3.3510%, 11/25/24 (144A)Ç	4,723,678	4,694,918
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	4,794,581	4,822,779
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	12,946,000	13,144,394
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	1,941,008	1,979,218
Sequoia Mortgage Trust 2013-7, 3.0000%, 6/25/43‡	991,058	1,020,847
Sequoia Mortgage Trust 2013-9, 3.5000%, 7/25/43 (144A)	480,873	494,563
Sequoia Mortgage Trust 2019-3, 3.5000%, 9/25/49 (144A)‡	1,422,422	1,453,845
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	1,826,579	1,864,156
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	1,652,966	1,653,714
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	3,216,738	3,187,919
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	10,936,000	10,935,855
Starwood Mortgage Residential Trust 2020-2, 2.7180%, 4/25/60 (144A)‡	2,880,680	2,928,270
Station Place Securitization Trust Series 2019-10,
ICE LIBOR USD 1 Month + 0.9000%, 1.0848%, 10/24/20 (144A)‡	15,770,000	15,769,371
Taco Bell Funding LLC, 4.9400%, 11/25/48 (144A)	1,491,290	1,578,919
Towd Point Asset Funding LLC 2019-HE1 A1,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 4/25/48 (144A)‡	5,258,719	5,181,416
Wells Fargo Mortgage Backed Securities Trust 2019-4,
3.5000%, 9/25/49 (144A)‡	2,542,025	2,593,746
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	2,638,350	2,728,133
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	710,775	750,094
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	3,869,040	4,069,954
WFRBS Commercial Mortgage Trust 2014-C25, 3.6310%, 11/15/47	3,411,000	3,703,349
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $523,457,444)		529,262,300
Bank Loans and Mezzanine Loans – 0.4%
Consumer Non-Cyclical – 0.4%
Elanco Animal Health Inc,
ICE LIBOR USD 1 Month + 1.7500%, 3.4044%, 2/4/27ƒ,‡ (cost $16,182,620)	16,182,620	15,400,514
Corporate Bonds – 55.4%
Banking – 9.7%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	16,891,000	18,851,726

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	$15,018,000	$16,972,865
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	9,954,000	10,528,859
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	8,740,000	9,046,512
Bank of America Corp, ICE LIBOR USD 3 Month + 3.8980%, 6.1000%‡,µ	3,823,000	4,033,265
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate + 4.3580%, 4.7000%‡,µ	12,226,000	12,715,040
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	5,841,000	6,464,862
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	3,968,000	4,155,637
BNP Paribas SA, SOFR + 1.5070%, 3.0520%, 1/13/31 (144A)‡	8,940,000	9,404,376
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	8,311,000	9,366,614
Citigroup Inc, SOFR + 1.4220%, 2.9760%, 11/5/30‡	3,661,000	3,895,157
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	6,646,000	6,579,238
Citigroup Inc, 5.9000%µ	841,000	836,274
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	4,359,000	4,328,487
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,340,000	6,815,645
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,365,000	4,831,400
Citizens Financial Group Inc, 4.3000%, 12/3/25	5,526,000	6,183,134
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	3,972,000	4,389,111
Credit Agricole SA, 3.2500%, 1/14/30 (144A)	11,872,000	12,735,302
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	1,752,000	1,776,089
Goldman Sachs Group Inc, 3.5000%, 4/1/25	16,988,000	18,627,471
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 3.9220%, 4.3696%‡,µ	12,602,000	11,552,253
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	11,567,000	12,001,129
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	17,927,000	20,419,702
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	21,338,000	25,580,582
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	18,825,000	20,018,104
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	16,424,000	17,081,138
Morgan Stanley, 3.9500%, 4/23/27	11,088,000	12,480,014
Societe Generale SA, 2.6250%, 1/22/25 (144A)	12,359,000	12,618,882
SVB Financial Group, 3.1250%, 6/5/30	18,961,000	20,304,744
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	8,357,000	8,492,333
Wells Fargo & Co, ICE LIBOR USD 3 Month + 0.7500%, 2.1640%, 2/11/26‡	16,405,000	16,931,441
Wells Fargo & Co, SOFR + 2.0000%, 2.1880%, 4/30/26‡	9,449,000	9,769,957
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.9900%, 5.8750%‡,µ	8,941,000	9,293,007
		369,080,350
Basic Industry – 1.1%
Constellium NV, 5.7500%, 5/15/24 (144A)	5,806,000	5,806,000
Ecolab Inc, 4.8000%, 3/24/30	3,770,000	4,779,694
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	14,795,000	15,209,328
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	11,297,000	12,133,898
Steel Dynamics Inc, 5.5000%, 10/1/24	2,913,000	2,993,108
		40,922,028
Beverages – 0.3%
Diageo Capital PLC, 2.3750%, 10/24/29	9,739,000	10,394,605
Brokerage – 1.3%
Cboe Global Markets Inc, 3.6500%, 1/12/27	10,667,000	11,984,734
Charles Schwab Corp, 4.2000%, 3/24/25	5,325,000	6,108,166
Charles Schwab Corp, US Treasury Yield Curve Rate + 4.9710%, 5.3750%‡,µ	16,972,000	18,131,527
Raymond James Financial Inc, 5.6250%, 4/1/24	3,597,000	4,098,856
Raymond James Financial Inc, 4.6500%, 4/1/30	1,251,000	1,495,560
Raymond James Financial Inc, 4.9500%, 7/15/46	6,881,000	8,320,765
		50,139,608
Capital Goods – 4.5%
Avery Dennison Co, 2.6500%, 4/30/30	10,049,000	10,297,139
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	3,443,000	3,754,875
Bemis Co Inc, 2.6300%, 6/19/30	10,648,000	10,914,566
Boeing Co, 4.5080%, 5/1/23	9,475,000	10,004,747
Boeing Co, 4.8750%, 5/1/25	6,872,000	7,482,596

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Boeing Co, 2.2500%, 6/15/26	$2,239,000	$2,164,327
Boeing Co, 3.6000%, 5/1/34	8,671,000	8,193,747
Boeing Co, 5.7050%, 5/1/40	3,784,000	4,279,435
Boeing Co, 5.8050%, 5/1/50	1,967,000	2,320,871
Boeing Co, 5.9300%, 5/1/60	3,784,000	4,471,303
General Dynamics Corp, 3.2500%, 4/1/25	4,182,000	4,637,932
General Dynamics Corp, 3.5000%, 4/1/27	6,049,000	6,927,595
General Dynamics Corp, 4.2500%, 4/1/50	1,661,000	2,157,534
General Electric Co, 3.4500%, 5/1/27	2,790,000	2,861,895
General Electric Co, 6.7500%, 3/15/32	4,617,000	5,652,605
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	3,903,000	4,237,974
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	18,746,000	19,408,674
Huntington Ingalls Industries Inc, 4.2000%, 5/1/30 (144A)	8,634,000	9,618,538
Northrop Grumman Corp, 4.4000%, 5/1/30	4,373,000	5,300,083
Northrop Grumman Corp, 5.1500%, 5/1/40	3,168,000	4,215,809
Northrop Grumman Corp, 5.2500%, 5/1/50	1,628,000	2,341,034
Otis Worldwide Corp, 2.0560%, 4/5/25 (144A)	5,195,000	5,444,252
Vulcan Materials Co, 3.5000%, 6/1/30	4,127,000	4,481,598
Wabtec Corp, 4.4000%, 3/15/24	3,110,000	3,297,046
Wabtec Corp, 3.4500%, 11/15/26	5,844,000	6,015,700
Wabtec Corp, 4.9500%, 9/15/28	13,373,000	14,879,709
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	7,868,000	8,032,199
		173,393,783
Communications – 5.4%
AT&T Inc, 3.6000%, 7/15/25	912,000	1,012,897
AT&T Inc, 4.8500%, 3/1/39	7,686,000	9,267,465
AT&T Inc, 4.7500%, 5/15/46	3,447,000	4,081,952
CenturyLink Inc, 6.4500%, 6/15/21	5,252,000	5,371,220
CenturyLink Inc, 5.8000%, 3/15/22	3,791,000	3,895,253
Charter Communications Operating LLC / Charter Communications Operating Capital, 2.8000%, 4/1/31	6,739,000	6,828,155
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.4840%, 10/23/45	2,062,000	2,739,660
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.3750%, 5/1/47	1,649,000	1,946,473
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.8000%, 3/1/50	6,014,000	6,816,298
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7000%, 4/1/51	7,356,000	7,155,611
Comcast Corp, 3.1000%, 4/1/25	1,153,000	1,266,522
Comcast Corp, 3.1500%, 3/1/26	1,599,000	1,789,189
Comcast Corp, 3.3000%, 4/1/27	3,141,000	3,530,770
Comcast Corp, 4.6000%, 10/15/38	5,367,000	6,834,809
Crown Castle International Corp, 3.6500%, 9/1/27	4,885,000	5,440,871
Crown Castle International Corp, 4.3000%, 2/15/29	4,278,000	4,963,473
Crown Castle International Corp, 3.1000%, 11/15/29	9,250,000	9,913,627
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	8,953,000	8,875,198
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	9,043,000	9,534,216
Netflix Inc, 3.6250%, 6/15/25 (144A)	18,900,000	19,041,750
RELX Capital Inc, 3.0000%, 5/22/30	5,281,000	5,718,601
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	12,312,000	12,145,296
T-Mobile USA Inc, 6.3750%, 3/1/25	10,987,000	11,289,142
T-Mobile USA Inc, 3.5000%, 4/15/25 (144A)	3,162,000	3,446,643
T-Mobile USA Inc, 1.5000%, 2/15/26 (144A)	5,280,000	5,279,630
T-Mobile USA Inc, 3.7500%, 4/15/27 (144A)	12,599,000	13,978,590
T-Mobile USA Inc, 2.0500%, 2/15/28 (144A)	4,054,000	4,055,905
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	2,421,000	2,698,374
T-Mobile USA Inc, 2.5500%, 2/15/31 (144A)	6,600,000	6,623,232
Verizon Communications Inc, 2.6250%, 8/15/26	6,528,000	7,102,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Verizon Communications Inc, 3.0000%, 3/22/27	$3,244,000	$3,598,083
Verizon Communications Inc, 4.8620%, 8/21/46	3,670,000	4,988,999
Verizon Communications Inc, 4.5220%, 9/15/48	1,355,000	1,790,584
Verizon Communications Inc, 4.0000%, 3/22/50	2,801,000	3,526,181
		206,547,450
Consumer Cyclical – 5.7%
Alimentation Couche-Tard Inc, 2.9500%, 1/25/30 (144A)	2,336,000	2,421,520
AutoZone Inc, 3.7500%, 4/18/29	7,664,000	8,707,665
Booking Holdings Inc, 4.1000%, 4/13/25	16,028,000	18,008,769
Booking Holdings Inc, 4.5000%, 4/13/27	5,457,000	6,264,422
Booking Holdings Inc, 4.6250%, 4/13/30	3,807,000	4,452,343
Choice Hotels International Inc, 3.7000%, 12/1/29	8,215,000	8,229,541
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	18,104,000	19,290,155
General Motors Co, 4.2000%, 10/1/27	3,051,000	3,108,285
General Motors Co, 5.0000%, 10/1/28	6,189,000	6,572,505
General Motors Co, 5.4000%, 4/1/48	3,244,000	3,206,175
General Motors Financial Co Inc, 4.3500%, 4/9/25	2,213,000	2,335,636
General Motors Financial Co Inc, 4.3000%, 7/13/25	1,995,000	2,078,770
General Motors Financial Co Inc, 4.3500%, 1/17/27	5,220,000	5,400,302
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	1,552,000	1,550,758
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	3,179,000	3,456,876
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	5,755,000	6,289,524
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	641,000	693,613
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	8,545,000	8,496,721
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	2,203,000	2,176,762
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	4,660,000	4,996,996
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	10,873,000	12,177,760
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	4,838,000	5,350,876
Lowe's Cos Inc, 4.0000%, 4/15/25	4,430,000	5,054,936
Lowe's Cos Inc, 4.5000%, 4/15/30	4,585,000	5,623,559
Lowe's Cos Inc, 5.0000%, 4/15/40	3,253,000	4,226,029
Lowe's Cos Inc, 5.1250%, 4/15/50	4,448,000	6,139,901
Marriott International Inc, 5.7500%, 5/1/25	9,356,000	10,196,362
Mastercard Inc, 3.3000%, 3/26/27	3,687,000	4,175,162
Mastercard Inc, 3.3500%, 3/26/30	4,672,000	5,404,715
McDonald's Corp, 3.3000%, 7/1/25	1,666,000	1,850,820
McDonald's Corp, 3.5000%, 7/1/27	5,238,000	5,946,651
McDonald's Corp, 3.6250%, 9/1/49	4,975,000	5,513,479
MDC Holdings Inc, 5.5000%, 1/15/24	6,904,000	7,387,280
MGM Resorts International, 7.7500%, 3/15/22	1,065,000	1,083,318
Nordstrom Inc, 4.3750%, 4/1/30	9,835,000	7,714,628
O'Reilly Automotive Inc, 3.6000%, 9/1/27	217,000	243,831
O'Reilly Automotive Inc, 4.3500%, 6/1/28	1,675,000	1,952,523
O'Reilly Automotive Inc, 3.9000%, 6/1/29	9,792,000	11,274,581
		219,053,749
Consumer Non-Cyclical – 8.4%
AbbVie Inc, 3.4500%, 3/15/22 (144A)	10,007,000	10,396,394
AbbVie Inc, 3.2500%, 10/1/22 (144A)	7,142,000	7,471,622
AbbVie Inc, 2.8000%, 3/15/23 (144A)	733,000	760,616
AbbVie Inc, 2.6000%, 11/21/24 (144A)	5,957,000	6,343,488
AbbVie Inc, 3.8000%, 3/15/25 (144A)	6,294,000	7,018,042
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	8,496,000	10,391,722
Anheuser-Busch InBev Worldwide Inc, 4.3500%, 6/1/40	4,989,000	5,681,355
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	13,230,000	13,661,695
Baxter International Inc, 3.7500%, 10/1/25 (144A)	3,948,000	4,498,080
Baxter International Inc, 3.9500%, 4/1/30 (144A)	3,445,000	4,084,452
Boston Scientific Corp, 3.7500%, 3/1/26	4,802,000	5,452,784
Boston Scientific Corp, 4.0000%, 3/1/29	2,517,000	2,879,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Boston Scientific Corp, 4.7000%, 3/1/49	$3,738,000	$4,766,919
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	4,471,000	5,210,858
Campbell Soup Co, 3.9500%, 3/15/25	1,646,000	1,850,427
Cargill Inc, 1.3750%, 7/23/23 (144A)	2,038,000	2,073,168
Cargill Inc, 2.1250%, 4/23/30 (144A)	2,996,000	3,139,835
Cigna Corp, 2.4000%, 3/15/30	3,840,000	3,983,959
Cigna Corp, 3.2000%, 3/15/40	1,747,000	1,849,996
Cigna Corp, 3.4000%, 3/15/50	2,635,000	2,838,659
Coca-Cola Co, 3.3750%, 3/25/27	7,323,000	8,396,525
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	4,827,000	5,104,897
CVS Health Corp, 4.1000%, 3/25/25	14,112,000	15,952,494
CVS Health Corp, 3.0000%, 8/15/26	1,152,000	1,259,559
CVS Health Corp, 4.3000%, 3/25/28	6,122,000	7,157,182
CVS Health Corp, 4.1250%, 4/1/40	2,318,000	2,733,896
CVS Health Corp, 4.2500%, 4/1/50	1,144,000	1,376,035
DaVita Inc, 4.6250%, 6/1/30 (144A)	7,335,000	7,294,657
DH Europe Finance II Sarl, 2.2000%, 11/15/24	4,261,000	4,478,350
DH Europe Finance II Sarl, 2.6000%, 11/15/29	2,337,000	2,486,480
DH Europe Finance II Sarl, 3.4000%, 11/15/49	3,007,000	3,376,636
Elanco Animal Health Inc, 5.0220%, 8/28/23Ç	4,184,000	4,393,200
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	6,975,000	7,196,171
Hasbro Inc, 3.0000%, 11/19/24	4,668,000	4,888,095
Hasbro Inc, 3.5500%, 11/19/26	6,205,000	6,557,037
Hasbro Inc, 3.9000%, 11/19/29	14,767,000	15,374,219
HCA Inc, 5.3750%, 2/1/25	4,100,000	4,392,125
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	2,295,000	2,424,117
JM Smucker Co, 2.3750%, 3/15/30	5,522,000	5,636,657
JM Smucker Co, 3.5500%, 3/15/50	2,595,000	2,676,245
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	8,750,000	10,493,129
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	1,072,000	1,185,914
Keurig Dr Pepper Inc, 3.8000%, 5/1/50	2,450,000	2,794,872
Mars Inc, 2.7000%, 4/1/25 (144A)	4,814,000	5,152,691
Mars Inc, 4.2000%, 4/1/59 (144A)	3,471,000	4,450,329
McCormick & Co Inc/MD, 2.5000%, 4/15/30	3,632,000	3,787,856
Mondelez International Holdings Netherlands BV, 2.2500%, 9/19/24 (144A)	8,257,000	8,686,441
Mondelez International Inc, 2.1250%, 4/13/23	1,560,000	1,615,743
PepsiCo Inc, 2.2500%, 3/19/25	4,841,000	5,178,264
PepsiCo Inc, 2.6250%, 3/19/27	1,496,000	1,635,097
Pfizer Inc, 2.6250%, 4/1/30	2,206,000	2,426,839
Sysco Corp, 5.6500%, 4/1/25	6,775,000	7,925,770
Sysco Corp, 2.4000%, 2/15/30	2,203,000	2,177,141
Sysco Corp, 5.9500%, 4/1/30	7,425,000	9,304,050
Sysco Corp, 6.6000%, 4/1/40	3,669,000	4,965,947
Sysco Corp, 6.6000%, 4/1/50	6,048,000	8,308,285
Takeda Pharmaceutical Co Ltd, 3.0250%, 7/9/40	2,722,000	2,742,756
Takeda Pharmaceutical Co Ltd, 3.3750%, 7/9/60	2,722,000	2,722,205
Thermo Fisher Scientific Inc, 4.1330%, 3/25/25	2,986,000	3,410,521
Thermo Fisher Scientific Inc, 4.4970%, 3/25/30	7,002,000	8,661,143
Upjohn Inc, 1.6500%, 6/22/25 (144A)	1,483,000	1,511,851
Upjohn Inc, 2.3000%, 6/22/27 (144A)	1,724,000	1,779,805
Upjohn Inc, 3.8500%, 6/22/40 (144A)	1,720,000	1,844,666
		320,269,390
Electric – 3.8%
AEP Transmission Co LLC, 3.6500%, 4/1/50	2,543,000	2,935,027
Ameren Corp, 3.5000%, 1/15/31	11,969,000	13,379,502
Berkshire Hathaway Energy, 4.2500%, 10/15/50 (144A)	7,673,000	9,610,065
Black Hills Corp, 2.5000%, 6/15/30	14,692,022	15,008,309
CMS Energy Corp, US Treasury Yield Curve Rate + 4.1160%, 4.7500%, 6/1/50‡	8,467,000	8,632,937
Dominion Energy Inc, 3.3750%, 4/1/30	6,087,000	6,733,629

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – (continued)
East Ohio Gas Co/The, 1.3000%, 6/15/25 (144A)	$1,093,000	$1,098,993
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	1,005,000	1,002,880
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	1,460,000	1,457,580
IPALCO Enterprises Inc, 4.2500%, 5/1/30 (144A)	16,411,000	17,776,475
NextEra Energy Capital Holdings Inc, 2.7500%, 5/1/25	4,046,000	4,368,797
NRG Energy Inc, 7.2500%, 5/15/26	13,050,000	13,767,750
NRG Energy Inc, 6.6250%, 1/15/27	5,438,000	5,682,710
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49	9,340,000	11,302,648
Pacific Gas and Electric Co, 2.1000%, 8/1/27	3,538,000	3,494,023
Pacific Gas and Electric Co, 2.5000%, 2/1/31	7,265,000	7,102,264
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	9,144,000	9,366,148
Southern Co, 3.7000%, 4/30/30	9,205,000	10,505,870
		143,225,607
Energy – 3.3%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29 (144A)	15,457,000	15,827,223
Energy Transfer Operating LP, 5.8750%, 1/15/24	5,955,000	6,660,169
Energy Transfer Operating LP, 5.5000%, 6/1/27	1,095,000	1,221,231
Energy Transfer Operating LP, 6.0000%, 6/15/48	2,747,000	2,849,502
EOG Resources Inc, 4.3750%, 4/15/30	10,110,000	12,034,736
EOG Resources Inc, 4.9500%, 4/15/50	8,305,000	10,803,812
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	13,658,000	13,144,732
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	2,642,000	2,993,661
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	12,595,000	12,990,734
ONEOK Inc, 5.8500%, 1/15/26	2,370,000	2,706,325
ONEOK Inc, 6.3500%, 1/15/31	5,066,000	5,928,948
ONEOK Inc, 7.1500%, 1/15/51	1,323,000	1,606,643
Phillips 66, 3.7000%, 4/6/23	1,967,000	2,102,708
Phillips 66, 3.8500%, 4/9/25	1,967,000	2,180,249
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	4,295,000	4,586,621
TransCanada PipeLines Ltd, 4.1000%, 4/15/30	5,528,000	6,294,075
Transcontinental Gas Pipe Line Co LLC, 3.2500%, 5/15/30 (144A)	7,244,000	7,735,957
Transcontinental Gas Pipe Line Co LLC, 3.9500%, 5/15/50 (144A)	4,522,000	4,839,411
WPX Energy Inc, 4.5000%, 1/15/30	8,962,000	7,918,913
		124,425,650
Finance Companies – 0%
USAA Capital Corp, 2.1250%, 5/1/30 (144A)	430,000	442,714
Financial Institutions – 0.6%
Equifax Inc, 2.6000%, 12/15/25	7,121,000	7,585,460
Equifax Inc, 3.1000%, 5/15/30	6,491,000	6,899,881
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	7,977,000	8,361,382
		22,846,723
Industrial Conglomerates – 0.2%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	12,035,000	9,448,678
Insurance – 1.5%
Brown & Brown Inc, 4.5000%, 3/15/29	5,766,000	6,212,304
Centene Corp, 4.2500%, 12/15/27	10,350,000	10,680,268
Centene Corp, 4.6250%, 12/15/29	13,786,000	14,596,203
Centene Corp, 3.3750%, 2/15/30	6,521,000	6,584,319
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	18,522,000	18,568,305
		56,641,399
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 4.9000%, 12/15/30#	3,932,000	4,896,188
Camden Property Trust, 2.8000%, 5/15/30	9,200,000	9,938,635
Realty Income Corp, 3.2500%, 1/15/31	7,474,000	8,084,128
		22,918,951
Technology – 8.5%
Broadcom Inc, 4.7000%, 4/15/25 (144A)	5,529,000	6,224,982
Broadcom Inc, 3.1500%, 11/15/25 (144A)	9,628,000	10,222,095
Broadcom Inc, 4.1500%, 11/15/30 (144A)	7,938,000	8,636,896

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Broadcom Inc, 4.3000%, 11/15/32 (144A)	$6,350,000	$7,009,916
Broadridge Financial Solutions Inc, 2.9000%, 12/1/29	14,421,000	15,411,079
Cadence Design Systems Inc, 4.3750%, 10/15/24	18,432,000	20,533,933
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	9,806,000	10,032,676
Equifax Inc, 2.6000%, 12/1/24	13,598,000	14,381,078
Equinix Inc, 2.6250%, 11/18/24	4,408,000	4,692,845
Equinix Inc, 2.9000%, 11/18/26	3,690,000	3,977,525
Equinix Inc, 1.8000%, 7/15/27	9,314,000	9,323,593
Equinix Inc, 3.2000%, 11/18/29	8,300,000	9,009,484
Global Payments Inc, 3.2000%, 8/15/29	2,646,000	2,833,866
Global Payments Inc, 2.9000%, 5/15/30	6,490,000	6,787,645
Intuit Inc, 0.9500%, 7/15/25	1,591,000	1,592,367
Intuit Inc, 1.3500%, 7/15/27	1,662,000	1,669,340
Keysight Technologies Inc, 3.0000%, 10/30/29	9,657,000	10,445,547
Lam Research Corp, 4.0000%, 3/15/29	1,770,000	2,102,983
Leidos Inc, 2.9500%, 5/15/23 (144A)	1,177,000	1,226,081
Leidos Inc, 3.6250%, 5/15/25 (144A)	4,564,000	4,973,619
Leidos Inc, 4.3750%, 5/15/30 (144A)	6,442,000	7,256,591
Marvell Technology Group Ltd, 4.2000%, 6/22/23	3,463,000	3,721,177
Marvell Technology Group Ltd, 4.8750%, 6/22/28	12,934,000	15,555,354
Microchip Technology Inc, 2.6700%, 9/1/23 (144A)	9,690,000	9,971,567
Microchip Technology Inc, 4.2500%, 9/1/25 (144A)	7,592,000	7,654,552
Micron Technology Inc, 2.4970%, 4/24/23	9,536,000	9,902,564
MSCI Inc, 3.8750%, 2/15/31 (144A)	11,791,000	12,026,820
PayPal Holdings Inc, 1.3500%, 6/1/23	1,819,000	1,856,835
PayPal Holdings Inc, 2.4000%, 10/1/24	4,556,000	4,835,591
PayPal Holdings Inc, 2.6500%, 10/1/26	9,219,000	10,018,577
PayPal Holdings Inc, 2.3000%, 6/1/30	3,904,000	4,057,023
PayPal Holdings Inc, 3.2500%, 6/1/50	5,378,000	5,856,108
Total System Services Inc, 4.8000%, 4/1/26	17,063,000	20,007,059
Trimble Inc, 4.7500%, 12/1/24	17,381,000	18,908,960
Trimble Inc, 4.9000%, 6/15/28	17,331,000	19,890,062
Verisk Analytics Inc, 5.5000%, 6/15/45	6,770,000	9,281,429
Verisk Analytics Inc, 3.6250%, 5/15/50	718,000	813,356
VMware Inc, 4.5000%, 5/15/25	4,958,000	5,424,510
VMware Inc, 4.6500%, 5/15/27	5,562,000	6,151,323
		324,277,008
Transportation – 0.3%
United Parcel Service Inc, 3.9000%, 4/1/25	3,072,000	3,487,312
United Parcel Service Inc, 5.2000%, 4/1/40	1,404,000	1,937,818
United Parcel Service Inc, 5.3000%, 4/1/50	3,035,000	4,336,141
		9,761,271
Water Utilities – 0.2%
American Water Capital Corp, 2.8000%, 5/1/30	2,865,000	3,115,029
American Water Capital Corp, 3.4500%, 5/1/50	3,404,000	3,824,433
		6,939,462
Total Corporate Bonds (cost $1,963,928,330)		2,110,728,426
Mortgage-Backed Securities – 19.5%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	4,160,900	4,294,007
2.5000%, TBA, 15 Year Maturity	2,932,700	3,064,789
3.0000%, TBA, 15 Year Maturity	3,404,100	3,576,620
3.5000%, TBA, 15 Year Maturity	9,389,117	9,858,667
4.0000%, TBA, 15 Year Maturity	2,678,500	2,832,514
2.0000%, TBA, 30 Year Maturity	579,400	591,220
2.5000%, TBA, 30 Year Maturity	22,730,000	23,638,291
3.5000%, TBA, 30 Year Maturity	20,683,628	21,748,835
		69,604,943

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool:
3.0000%, 10/1/34	$59,638	$63,020
2.5000%, 11/1/34	4,467,517	4,720,494
3.0000%, 11/1/34	270,222	288,156
3.0000%, 12/1/34	261,700	278,809
6.0000%, 2/1/37	1,224,172	1,470,278
4.5000%, 11/1/42	1,394,921	1,557,448
3.5000%, 12/1/42	12,987,340	14,069,374
3.0000%, 1/1/43	241,586	258,257
3.0000%, 2/1/43	488,374	521,482
3.5000%, 2/1/43	22,067,832	23,906,403
3.5000%, 4/1/43	23,656,830	25,585,453
3.0000%, 5/1/43	2,221,185	2,348,854
3.5000%, 4/1/44	6,944,852	7,659,531
5.0000%, 7/1/44	8,283,402	9,244,090
4.5000%, 10/1/44	2,937,732	3,345,239
3.5000%, 2/1/45	20,474,294	22,143,461
4.5000%, 3/1/45	4,584,938	5,220,935
4.5000%, 6/1/45	2,683,364	2,991,233
3.5000%, 12/1/45	6,514,511	7,175,735
4.5000%, 2/1/46	5,368,448	5,993,942
3.5000%, 7/1/46	11,845,811	12,906,352
3.0000%, 9/1/46	5,191,464	5,549,289
3.0000%, 1/1/47	19,196,612	20,519,750
3.0000%, 2/1/47	71,925,962	76,949,876
4.5000%, 5/1/47	923,866	1,025,950
4.5000%, 5/1/47	833,892	913,395
4.5000%, 5/1/47	819,849	901,885
4.5000%, 5/1/47	586,075	641,951
4.5000%, 5/1/47	564,469	626,840
4.5000%, 5/1/47	438,356	482,219
4.5000%, 5/1/47	278,740	306,631
4.5000%, 5/1/47	193,506	214,888
4.5000%, 5/1/47	169,686	188,435
4.0000%, 6/1/47	1,930,604	2,057,561
4.0000%, 6/1/47	1,055,838	1,132,130
4.0000%, 6/1/47	899,706	958,871
4.0000%, 6/1/47	460,007	493,246
4.5000%, 6/1/47	3,459,420	3,730,325
4.5000%, 6/1/47	316,518	351,492
4.0000%, 7/1/47	1,585,024	1,689,255
4.0000%, 7/1/47	1,538,087	1,639,232
4.0000%, 7/1/47	503,528	536,640
4.0000%, 7/1/47	322,841	344,072
4.5000%, 7/1/47	2,530,498	2,728,659
4.5000%, 7/1/47	1,752,287	1,889,508
4.5000%, 7/1/47	1,576,219	1,699,651
3.5000%, 8/1/47	4,915,196	5,186,634
3.5000%, 8/1/47	19,640	21,024
4.0000%, 8/1/47	3,157,684	3,365,333
4.0000%, 8/1/47	1,820,203	1,939,900
4.5000%, 8/1/47	2,587,636	2,790,272
4.5000%, 8/1/47	361,597	391,081
4.0000%, 9/1/47	854,988	921,938
4.5000%, 9/1/47	2,323,758	2,505,730
4.5000%, 9/1/47	1,478,748	1,594,547
4.5000%, 9/1/47	1,362,534	1,469,233
4.0000%, 10/1/47	3,747,897	3,994,359
4.0000%, 10/1/47	3,714,583	4,005,455
4.0000%, 10/1/47	3,536,473	3,813,398

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 10/1/47	$2,335,046	$2,517,893
4.0000%, 10/1/47	2,017,999	2,150,702
4.5000%, 10/1/47	276,838	298,517
4.5000%, 10/1/47	199,123	214,717
4.0000%, 11/1/47	5,221,451	5,564,814
4.0000%, 11/1/47	1,472,761	1,569,610
4.5000%, 11/1/47	1,592,298	1,716,989
4.0000%, 12/1/47	2,010,259	2,142,454
3.0000%, 2/1/48	555,510	598,436
4.5000%, 3/1/48	2,015,861	2,171,073
4.5000%, 4/1/48	2,226,251	2,397,663
3.0000%, 5/1/48	304,289	322,657
4.5000%, 5/1/48	1,362,477	1,467,381
4.5000%, 5/1/48	1,259,362	1,356,327
5.0000%, 5/1/48	1,778,093	1,941,373
4.5000%, 6/1/48	1,387,628	1,494,470
4.5000%, 6/1/48	1,230,908	1,325,682
3.0000%, 11/1/48	9,708,854	10,243,258
4.0000%, 2/1/49	3,387,687	3,585,424
3.5000%, 7/1/49	896,681	942,275
3.0000%, 8/1/49	2,886,661	3,093,812
3.0000%, 8/1/49	829,216	888,722
3.0000%, 9/1/49	387,519	411,946
4.0000%, 9/1/49	5,290,755	5,744,213
2.5000%, 1/1/50	833,790	875,597
3.0000%, 1/1/50	1,862,070	1,961,759
3.0000%, 3/1/50	27,028,655	28,509,446
3.5000%, 8/1/56	28,579,405	31,071,685
3.0000%, 2/1/57	15,465,724	16,576,150
3.0000%, 6/1/57	58,067	62,210
		444,536,456
Freddie Mac Gold Pool:
6.0000%, 4/1/40	2,236,685	2,694,573
3.5000%, 7/1/42	103,250	111,879
3.5000%, 8/1/42	126,275	136,829
3.5000%, 8/1/42	110,514	119,750
3.0000%, 6/1/43	462,973	487,251
4.5000%, 5/1/44	2,607,835	2,908,146
4.0000%, 2/1/46	5,640,380	6,131,207
3.0000%, 8/1/46	1,354,978	1,429,798
3.5000%, 4/1/47	82,353	89,738
3.5000%, 9/1/47	5,901,190	6,228,513
3.5000%, 9/1/47	67,761	71,517
3.5000%, 9/1/47	35,527	37,498
5.0000%, 9/1/48	1,263,536	1,387,615
		21,834,314
Freddie Mac Pool:
3.0000%, 5/1/31	17,374,360	18,397,069
3.0000%, 9/1/32	561,170	594,534
3.0000%, 10/1/32	758,884	798,444
3.0000%, 1/1/33	362,477	384,028
2.5000%, 12/1/33	15,918,617	16,691,567
3.0000%, 10/1/34	108,591	115,194
3.0000%, 10/1/34	45,596	48,182
2.5000%, 11/1/34	3,634,791	3,840,615
2.5000%, 11/1/34	1,744,864	1,843,669
3.5000%, 2/1/43	5,443,080	5,885,987
3.0000%, 3/1/43	1,517,280	1,621,778
3.5000%, 2/1/44	7,559,606	8,174,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
3.5000%, 12/1/44	$95,642	$103,425
3.0000%, 1/1/46	157,096	170,574
4.0000%, 3/1/47	16,629	18,071
3.0000%, 4/1/47	2,104,570	2,220,412
4.5000%, 7/1/48	3,450,580	3,719,951
3.5000%, 7/1/49	4,160,622	4,406,583
3.0000%, 8/1/49	925,307	991,709
3.5000%, 8/1/49	2,288,991	2,405,381
3.5000%, 8/1/49	832,747	875,090
3.0000%, 10/1/49	1,614,481	1,699,149
3.0000%, 10/1/49	1,122,849	1,181,735
3.0000%, 10/1/49	682,138	719,418
3.0000%, 10/1/49	384,214	405,212
3.0000%, 11/1/49	3,643,854	3,834,947
3.0000%, 11/1/49	1,737,236	1,828,341
3.0000%, 11/1/49	578,352	608,682
3.0000%, 11/1/49	400,581	422,473
3.0000%, 12/1/49	2,036,748	2,143,560
3.0000%, 12/1/49	1,948,644	2,050,836
3.0000%, 12/1/49	1,252,012	1,317,671
2.5000%, 1/1/50	388,607	408,092
3.0000%, 1/1/50	3,442,538	3,630,678
3.0000%, 1/1/50	349,526	368,955
3.0000%, 2/1/50	768,162	810,864
3.0000%, 3/1/50	686,376	724,380
3.0000%, 3/1/50	672,926	709,793
3.0000%, 5/1/50	7,603,821	8,029,244
		104,201,030
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	12,622,800	13,250,911
3.0000%, TBA, 30 Year Maturity	5,074,200	5,361,907
		18,612,818
Ginnie Mae I Pool:
4.0000%, 8/15/47	2,641,240	2,873,498
4.0000%, 11/15/47	3,813,707	4,149,066
4.0000%, 12/15/47	5,059,406	5,504,305
		12,526,869
Ginnie Mae II Pool:
4.0000%, 8/20/47	640,579	689,731
4.0000%, 8/20/47	429,134	468,917
4.5000%, 2/20/48	5,875,052	6,338,592
4.0000%, 5/20/48	27,235,587	29,068,471
4.5000%, 5/20/48	2,475,303	2,661,821
5.0000%, 5/20/48	7,984,885	8,705,399
4.0000%, 6/20/48	7,588,508	8,099,195
5.0000%, 6/20/48	4,708,619	5,133,500
5.0000%, 8/20/48	8,033,780	8,711,180
		69,876,806
Total Mortgage-Backed Securities (cost $721,552,063)		741,193,236
United States Treasury Notes/Bonds – 9.0%
1.1250%, 2/28/22	24,326,000	24,712,745
0.5000%, 3/31/25	3,400	3,436
0.2500%, 6/30/25	22,924,700	22,879,925
1.5000%, 2/15/30	8,495,700	9,182,989
0.6250%, 5/15/30	13,466,700	13,425,669
1.1250%, 5/15/40	42,607,000	42,204,231
2.7500%, 8/15/42	69,547,500	89,143,051
2.3750%, 11/15/49	40,096,300	49,498,569

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
2.0000%, 2/15/50	$81,304,600	$93,062,008
Total United States Treasury Notes/Bonds (cost $326,903,662)		344,112,623
Investment Companies – 6.1%
Money Markets – 6.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $232,545,984)	232,522,732	232,545,984
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	2,782,512	2,782,512
Time Deposits – 0%
Royal Bank of Canada, 0.0900%, 7/1/20	$695,628	695,628
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,478,140)		3,478,140
Total Investments (total cost $3,788,048,243) – 104.4%		3,976,721,223
Liabilities, net of Cash, Receivables and Other Assets – (4.4)%		(166,538,930)
Net Assets – 100%		$3,810,182,293

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,834,097,879	96.4%
France	51,544,259	1.3
United Kingdom	48,524,384	1.2
Belgium	16,073,077	0.4
Mexico	12,301,068	0.3
Canada	8,715,595	0.2
Japan	5,464,961	0.2

Total	$3,976,721,223	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 6.1%
Money Markets - 6.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$2,541,871	$(23,559)	$4,133	$232,545,984
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	81,132∆	-	-	2,782,512
Total Affiliated Investments - 6.2%	$2,623,003	$(23,559)	$4,133	$235,328,496

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 6.1%
Money Markets - 6.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	136,587,962	3,243,327,222	(3,147,349,774)	232,545,984
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	16,551,888	299,450,230	(313,219,606)	2,782,512

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	50	9/30/20	$6,958,594	$24,609	$(7,813)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

Interest Rate Contracts

Liability Derivatives:
Variation margin payable	$ 7,813

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (9,545)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 24,609

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments

June 30, 2020

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value
Futures contracts, purchased	$ 2,138,401

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $913,188,407, which represents 24.0% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

22	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$529,262,300	$-
Bank Loans and Mezzanine Loans	-	15,400,514	-
Corporate Bonds	-	2,110,728,426	-
Mortgage-Backed Securities	-	741,193,236	-
United States Treasury Notes/Bonds	-	344,112,623	-
Investment Companies	-	232,545,984	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,478,140	-
Total Assets	$-	$3,976,721,223	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$7,813	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$3,741,392,727
Affiliated investments, at value(3)	235,328,496
Cash	12,507
Deposits with brokers for futures	100,000
Non-interested Trustees' deferred compensation	78,119
Receivables:
Interest	20,504,256
Investments sold	16,746,422
Fund shares sold	10,411,607
Dividends from affiliates	19,439
Other assets	16,364
Total Assets	4,024,609,937
Liabilities:
Collateral for securities loaned (Note 3)	3,478,140
Variation margin payable	7,813
Payables:	—
Investments purchased	198,773,888
Fund shares repurchased	8,500,185
Advisory fees	1,264,271
Dividends	1,029,438
Transfer agent fees and expenses	502,125
12b-1 Distribution and shareholder servicing fees	139,345
Professional fees	86,291
Non-interested Trustees' deferred compensation fees	78,119
Non-interested Trustees' fees and expenses	19,944
Affiliated fund administration fees payable	7,742
Custodian fees	6,355
Accrued expenses and other payables	533,988
Total Liabilities	214,427,644
Net Assets	$3,810,182,293

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,788,460,556
Total distributable earnings (loss)	21,721,737
Total Net Assets	$3,810,182,293
Net Assets - Class A Shares	$118,862,438
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,669,599
Net Asset Value Per Share(4)	$11.14
Maximum Offering Price Per Share(5)	$11.70
Net Assets - Class C Shares	$122,908,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,029,306
Net Asset Value Per Share(4)	$11.14
Net Assets - Class D Shares	$641,920,432
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,605,780
Net Asset Value Per Share	$11.14
Net Assets - Class I Shares	$1,746,375,943
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,704,403
Net Asset Value Per Share	$11.14
Net Assets - Class N Shares	$539,154,309
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,414,634
Net Asset Value Per Share	$11.14
Net Assets - Class R Shares	$24,452,530
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,194,012
Net Asset Value Per Share	$11.15
Net Assets - Class S Shares	$18,629,789
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,671,688
Net Asset Value Per Share	$11.14
Net Assets - Class T Shares	$597,878,554
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,662,702
Net Asset Value Per Share	$11.14

(1) Includes cost of $3,552,719,747.

(2) Includes $3,404,877 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $235,328,496.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$122,072,426
Dividends from affiliates	2,541,871
Dividends	271,300
Affiliated securities lending income, net	81,132
Unaffiliated securities lending income, net	4,265
Other income	133,794
Total Investment Income	125,104,788
Expenses:
Advisory fees	16,048,278
12b-1 Distribution and shareholder servicing fees:
Class A Shares	285,787
Class C Shares	1,208,122
Class R Shares	127,904
Class S Shares	58,015
Transfer agent administrative fees and expenses:
Class D Shares	684,984
Class R Shares	64,407
Class S Shares	58,015
Class T Shares	1,513,748
Transfer agent networking and omnibus fees:
Class A Shares	257,064
Class C Shares	92,445
Class I Shares	1,255,942
Other transfer agent fees and expenses:
Class A Shares	9,148
Class C Shares	8,985
Class D Shares	99,253
Class I Shares	79,683
Class N Shares	17,998
Class R Shares	852
Class S Shares	513
Class T Shares	8,321
Shareholder reports expense	448,913
Registration fees	174,503
Affiliated fund administration fees	98,427
Custodian fees	94,998
Non-interested Trustees’ fees and expenses	71,908
Professional fees	63,933
Other expenses	293,777
Total Expenses	23,125,923
Less: Excess Expense Reimbursement and Waivers	(84,054)
Net Expenses	23,041,869
Net Investment Income/(Loss)	102,062,919

See Notes to Financial Statements.

26	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$220,909,336
Investments in affiliates	(23,559)
Futures contracts	(9,545)
Short sales	(7,080)
Total Net Realized Gain/(Loss) on Investments	220,869,152
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	55,657,756
Investments in affiliates	4,133
Futures contracts	24,609
Total Change in Unrealized Net Appreciation/Depreciation	55,686,498
Net Increase/(Decrease) in Net Assets Resulting from Operations	$378,618,569

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$102,062,919	$189,125,515
Net realized gain/(loss) on investments	220,869,152	(18,872,364)
Change in unrealized net appreciation/depreciation	55,686,498	178,838,784
Net Increase/(Decrease) in Net Assets Resulting from Operations	378,618,569	349,091,935
Dividends and Distributions to Shareholders:
Class A Shares	(2,852,027)	(3,950,852)
Class C Shares	(2,301,543)	(3,534,958)
Class D Shares	(16,009,221)	(17,186,019)
Class I Shares	(51,654,992)	(105,899,301)
Class N Shares	(19,442,495)	(39,779,884)
Class R Shares	(560,400)	(817,557)
Class S Shares	(565,859)	(866,181)
Class T Shares	(16,275,146)	(22,784,053)
Net Decrease from Dividends and Distributions to Shareholders	(109,661,683)	(194,818,805)
Capital Share Transactions:
Class A Shares	(4,457,083)	(53,126,236)
Class C Shares	(21,304,990)	(63,633,246)
Class D Shares	53,867,939	(32,938,141)
Class I Shares	(382,143,977)	(2,094,314,623)
Class N Shares	(187,507,231)	(703,160,814)
Class R Shares	(5,115,315)	(9,610,685)
Class S Shares	(10,849,188)	(9,280,717)
Class T Shares	(84,597,160)	(278,633,246)
Net Increase/(Decrease) from Capital Share Transactions	(642,107,005)	(3,244,697,708)
Net Increase/(Decrease) in Net Assets	(373,150,119)	(3,090,424,578)
Net Assets:
Beginning of period	4,183,332,412	7,273,756,990
End of period	$3,810,182,293	$4,183,332,412

See Notes to Financial Statements.

28	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.28	0.24	0.23	0.23
Net realized and unrealized gain/(loss)	0.76	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	1.01	0.65	(0.10)	0.03	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.29)	—(2)	(0.27)	(0.26)
Return of capital	—	—	(0.26)	—	—
Total Dividends and Distributions	(0.26)	(0.29)	(0.26)	(0.27)	(0.26)
Net Asset Value, End of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	9.90%	6.61%	(0.95)%	0.30%	3.97%
Net Assets, End of Period (in thousands)	$118,862	$115,349	$164,453	$369,125	$720,360
Average Net Assets for the Period (in thousands)	$114,334	$137,456	$227,344	$572,984	$728,366
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.01%	0.95%	0.84%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.91%	0.89%	0.84%	0.81%
Ratio of Net Investment Income/(Loss)	2.30%	2.78%	2.32%	2.15%	2.18%
Portfolio Turnover Rate	175%(3)	219%(3)	181%(3)	96%	99%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.22	0.18	0.16	0.16
Net realized and unrealized gain/(loss)	0.77	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	0.95	0.59	(0.16)	(0.04)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.23)	—(2)	(0.20)	(0.19)
Return of capital	—	—	(0.20)	—	—
Total Dividends and Distributions	(0.20)	(0.23)	(0.20)	(0.20)	(0.19)
Net Asset Value, End of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	9.23%	5.97%	(1.54)%	(0.38)%	3.27%
Net Assets, End of Period (in thousands)	$122,908	$135,639	$194,727	$284,311	$379,168
Average Net Assets for the Period (in thousands)	$123,202	$155,770	$242,549	$343,064	$358,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.52%	1.50%	1.52%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.52%	1.50%	1.52%	1.49%
Ratio of Net Investment Income/(Loss)	1.67%	2.17%	1.74%	1.51%	1.50%
Portfolio Turnover Rate	175%(3)	219%(3)	181%(3)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$10.03	$10.39	$10.63	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.31	0.27	0.26	0.25
Net realized and unrealized gain/(loss)	0.77	0.37	(0.33)	(0.20)	0.19
Total from Investment Operations	1.05	0.68	(0.06)	0.06	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.32)	—(2)	(0.30)	(0.28)
Return of capital	—	—	(0.30)	—	—
Total Dividends and Distributions	(0.30)	(0.32)	(0.30)	(0.30)	(0.28)
Net Asset Value, End of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	10.22%	6.93%	(0.64)%	0.54%	4.28%
Net Assets, End of Period (in thousands)	$641,920	$547,759	$562,065	$622,426	$671,895
Average Net Assets for the Period (in thousands)	$576,119	$538,993	$599,185	$649,107	$644,053
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.61%	0.59%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.61%	0.59%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)	2.58%	3.09%	2.66%	2.44%	2.39%
Portfolio Turnover Rate	175%(3)	219%(3)	181%(3)	96%	99%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.32	0.28	0.26	0.25
Net realized and unrealized gain/(loss)	0.77	0.37	(0.33)	(0.20)	0.18
Total from Investment Operations	1.05	0.69	(0.05)	0.06	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.33)	0.01	(0.30)	(0.28)
Return of capital	—	—	(0.32)	—	—
Total Dividends and Distributions	(0.30)	(0.33)	(0.31)	(0.30)	(0.28)
Net Asset Value, End of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	10.31%	7.02%	(0.55)%	0.59%	4.22%
Net Assets, End of Period (in thousands)	$1,746,376	$2,007,132	$4,027,112	$5,490,323	$5,552,671
Average Net Assets for the Period (in thousands)	$1,806,163	$3,245,500	$4,996,045	$5,521,703	$5,344,122
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.52%	0.50%	0.55%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.52%	0.50%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	2.67%	3.17%	2.73%	2.50%	2.43%
Portfolio Turnover Rate	175%(3)	219%(3)	181%(3)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.38	$10.02	$10.39	$10.62	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.33	0.29	0.27	0.27
Net realized and unrealized gain/(loss)	0.78	0.37	(0.35)	(0.19)	0.18
Total from Investment Operations	1.07	0.70	(0.06)	0.08	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.34)	0.01	(0.31)	(0.30)
Return of capital	—	—	(0.32)	—	—
Total Dividends and Distributions	(0.31)	(0.34)	(0.31)	(0.31)	(0.30)
Net Asset Value, End of Period	$11.14	$10.38	$10.02	$10.39	$10.62
Total Return*	10.49%	7.10%	(0.59)%	0.79%	4.35%
Net Assets, End of Period (in thousands)	$539,154	$680,664	$1,354,610	$571,544	$613,840
Average Net Assets for the Period (in thousands)	$662,412	$1,190,558	$990,124	$581,190	$592,601
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.45%	0.44%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.45%	0.44%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)	2.74%	3.25%	2.90%	2.60%	2.55%
Portfolio Turnover Rate	175%(2)	219%(2)	181%(2)	96%	99%

Class R Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.25	0.21	0.19	0.19
Net realized and unrealized gain/(loss)	0.78	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	0.99	0.62	(0.13)	(0.01)	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.26)	—(3)	(0.23)	(0.22)
Return of capital	—	—	(0.23)	—	—
Total Dividends and Distributions	(0.23)	(0.26)	(0.23)	(0.23)	(0.22)
Net Asset Value, End of Period	$11.15	$10.39	$10.03	$10.39	$10.63
Total Return*	9.65%	6.30%	(1.23)%	(0.06)%	3.57%
Net Assets, End of Period (in thousands)	$24,453	$27,580	$36,235	$41,175	$49,255
Average Net Assets for the Period (in thousands)	$25,769	$31,616	$38,913	$44,888	$41,127
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.21%	1.19%	1.20%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.21%	1.19%	1.20%	1.20%
Ratio of Net Investment Income/(Loss)	1.98%	2.49%	2.07%	1.84%	1.81%
Portfolio Turnover Rate	175%(2)	219%(2)	181%(2)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.27	0.24	0.22	0.21
Net realized and unrealized gain/(loss)	0.77	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	1.01	0.64	(0.10)	0.02	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.28)	—(2)	(0.26)	(0.24)
Return of capital	—	—	(0.26)	—	—
Total Dividends and Distributions	(0.26)	(0.28)	(0.26)	(0.26)	(0.24)
Net Asset Value, End of Period	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	9.83%	6.56%	(0.98)%	0.20%	3.83%
Net Assets, End of Period (in thousands)	$18,630	$28,020	$36,398	$48,347	$72,406
Average Net Assets for the Period (in thousands)	$23,253	$30,601	$41,035	$60,867	$71,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.96%	0.93%	0.94%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.96%	0.93%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	2.24%	2.73%	2.31%	2.08%	2.06%
Portfolio Turnover Rate	175%(3)	219%(3)	181%(3)	96%	99%

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.39	$10.03	$10.39	$10.62	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.30	0.26	0.25	0.24
Net realized and unrealized gain/(loss)	0.77	0.37	(0.33)	(0.19)	0.18
Total from Investment Operations	1.04	0.67	(0.07)	0.06	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.31)	—(2)	(0.29)	(0.27)
Return of capital	—	—	(0.29)	—	—
Total Dividends and Distributions	(0.29)	(0.31)	(0.29)	(0.29)	(0.27)
Net Asset Value, End of Period	$11.14	$10.39	$10.03	$10.39	$10.62
Total Return*	10.12%	6.84%	(0.72)%	0.55%	4.10%
Net Assets, End of Period (in thousands)	$597,879	$641,190	$898,156	$1,293,591	$1,574,950
Average Net Assets for the Period (in thousands)	$605,817	$736,901	$1,120,052	$1,476,151	$1,482,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.70%	0.68%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.67%	0.69%	0.68%
Ratio of Net Investment Income/(Loss)	2.49%	3.00%	2.56%	2.35%	2.31%
Portfolio Turnover Rate	175%(3)	219%(3)	181%(3)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

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Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

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Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

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Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

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Notes to Financial Statements

the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU

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Notes to Financial Statements

laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and

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Notes to Financial Statements

assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

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Notes to Financial Statements

rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,404,877	$—	$(3,404,877)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus

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Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,404,877. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $3,478,140, resulting in the net amount due to the counterparty of $73,263.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments

Janus Investment Fund	43

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

(including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and

Janus Investment Fund	45

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $11,321.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $18,140.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $128,895,999 in purchases and $170,255,480 in sales, resulting in a net realized gain of $3,486,657. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,245,469	$ -	$(165,081,100)	$ -	$ -	$ (53,127)	$180,610,495

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(165,081,100)	$ -	$ (165,081,100)

During the year ended June 30, 2020, capital loss carryovers of $215,965,702 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,796,110,728	$200,698,551	$(20,088,056)	$ 180,610,495

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 24,609	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	47

Janus Henderson Flexible Bond Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 109,661,683	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 194,818,805	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (7,053)	$ 8,408,883	$ (8,401,830)

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,930,912	$ 52,440,288	5,296,006	$ 53,146,486
Reinvested dividends and distributions	175,621	1,878,459	233,907	2,348,266
Shares repurchased	(5,541,939)	(58,775,830)	(10,822,881)	(108,620,988)
Net Increase/(Decrease)	(435,406)	$ (4,457,083)	(5,292,968)	$ (53,126,236)
Class C Shares:
Shares sold	2,516,346	$ 26,797,489	1,429,538	$ 14,341,654
Reinvested dividends and distributions	174,035	1,860,314	283,715	2,850,174
Shares repurchased	(4,715,901)	(49,962,793)	(8,069,545)	(80,825,074)
Net Increase/(Decrease)	(2,025,520)	$ (21,304,990)	(6,356,292)	$ (63,633,246)
Class D Shares:
Shares sold	13,810,260	$ 148,161,617	3,991,420	$ 40,093,869
Reinvested dividends and distributions	1,404,034	15,021,708	1,608,943	16,175,651
Shares repurchased	(10,336,184)	(109,315,386)	(8,907,381)	(89,207,661)
Net Increase/(Decrease)	4,878,110	$ 53,867,939	(3,307,018)	$ (32,938,141)
Class I Shares:
Shares sold	45,559,398	$ 485,990,200	76,455,557	$ 765,063,326
Reinvested dividends and distributions	3,941,251	42,123,281	9,197,923	92,204,860
Shares repurchased	(85,923,640)	(910,257,458)	(293,996,955)	(2,951,582,809)
Net Increase/(Decrease)	(36,422,991)	$(382,143,977)	(208,343,475)	$(2,094,314,623)
Class N Shares:
Shares sold	23,289,845	$ 247,212,778	24,138,387	$ 241,516,295
Reinvested dividends and distributions	1,664,677	17,770,394	3,685,535	36,915,936
Shares repurchased	(42,083,607)	(452,490,403)	(97,420,971)	(981,593,045)
Net Increase/(Decrease)	(17,129,085)	$(187,507,231)	(69,597,049)	$ (703,160,814)
Class R Shares:
Shares sold	972,318	$ 10,214,759	937,693	$ 9,364,766
Reinvested dividends and distributions	45,178	483,196	60,010	602,989
Shares repurchased	(1,477,733)	(15,813,270)	(1,955,510)	(19,578,440)
Net Increase/(Decrease)	(460,237)	$ (5,115,315)	(957,807)	$ (9,610,685)
Class S Shares:
Shares sold	528,478	$ 5,638,782	764,223	$ 7,673,110
Reinvested dividends and distributions	52,875	563,997	85,461	858,775
Shares repurchased	(1,606,538)	(17,051,967)	(1,780,984)	(17,812,602)
Net Increase/(Decrease)	(1,025,185)	$ (10,849,188)	(931,300)	$ (9,280,717)
Class T Shares:
Shares sold	12,756,421	$ 136,381,795	7,566,131	$ 75,939,847
Reinvested dividends and distributions	1,506,574	16,101,934	2,250,824	22,601,145
Shares repurchased	(22,327,870)	(237,080,889)	(37,643,776)	(377,174,238)
Net Increase/(Decrease)	(8,064,875)	$ (84,597,160)	(27,826,821)	$ (278,633,246)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,927,370,246	$4,161,706,707	$ 2,726,856,991	$ 3,190,976,676

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Janus Henderson Flexible Bond Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

50	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Flexible Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Flexible Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	51

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

52	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	53

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

54	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	55

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

56	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

66	JUNE 30, 2020

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Fund	2/20-Present

Head of U.S. Fixed Income and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Flexible Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93019 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Conservative’s Class I Shares returned 2.89% for the 12-month period ended June 30, 2020. This compares with a return of 4.22% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 3.84% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MARKET ENVIRONMENT

Financial markets endured a turbulent period as the global economy reacted to the sharp curtailment in activity due to the rapid spread of the COVID-19 coronavirus. After having softened earlier in the period, riskier assets rallied on expectations that a viable solution to the U.S.-China trade impasse would be found. After reaching record highs, U.S. stocks – along with global equities – quickly entered bear-market territory as the pandemic spread. Interest rates plummeted on the flight to safety and substantial reductions in benchmark rates by monetary authorities. Investment-grade corporate credits incurred temporary losses as the difference between their yields and those on risk-free benchmarks widened considerably. By the end of the period, riskier assets recovered much of their lost ground as investors were comforted by the scale of government and central bank initiatives aimed at supporting the global economy.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are monitored and rebalanced continually. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Weighing most on performance were the Janus Henderson Small-Cap Value Fund and the Janus Henderson Large-Cap Value Fund. Value stocks have trailed growth stocks over the past several years, and this dynamic was exacerbated during the March sell-off as expectations for economic growth fell considerably. Contributing most to results were the Janus Henderson Global Bond Fund and the Janus Henderson Flexible Bond Fund. Bond markets were buoyed first by significant interest rate cuts by global monetary authorities and then by a rally in investment-grade corporate credits and central banks sought to support that market.

OUTLOOK

We believe significant risks lay ahead that the market may be ignoring. Among these are a potentially disappointing next round of stimulus put forth by the U.S. Congress, a Biden victory in the presidential election, permanent unemployment and a virus that is showing great resilience, with a vaccine that may arrive later rather than sooner.

The U.S. political landscape is much more divided than it was in March. This poses a greater challenge for an additional large fiscal package. Furthermore, with the U.S. presidential election around the corner, time is not a friend. Should a package not be agreed upon within the next few weeks, there is a risk that any fiscal action would get delayed until after the election.

Unemployment remains at high levels. There is no doubt that we have seen significant improvement in labor data, but the fact is the numbers are dire. Changes are important, but so are levels. Sustained unemployment leads to permanent job losses, which in turn leads to permanently lower consumption.

Lastly, the virus has neither disappeared nor has it taken a break. As we enter the fall, we may see an even bigger wave of infections unfold, impacting school openings and

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

business travel. The hope of a vaccine being available by the end of this year or early 2021 is still fraught with risk. A vaccine has never been developed this quickly and drugs are notorious for failing phase 3 trials after stellar phase 1 and 2 results.

Thank you for investing in Janus Henderson Global Allocation Fund – Conservative.

2	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

June 30, 2020

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	38.7%
Janus Henderson Multi-Sector Income Fund - Class N Shares	13.1
Janus Henderson Flexible Bond Fund - Class N Shares	8.5
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson Emerging Markets Fund - Class N Shares	3.2
Janus Henderson Overseas Fund - Class N Shares	3.2
Janus Henderson Enterprise Fund - Class N Shares	3.0
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	2.9
Janus Henderson Large Cap Value Fund - Class N Shares	2.8
Janus Henderson Forty Fund - Class N Shares	2.8
Janus Henderson Triton Fund - Class N Shares	2.6
Janus Henderson Contrarian Fund - Class N Shares	2.6
Janus Henderson Small Cap Value Fund - Class N Shares	2.1
Janus Henderson Mid Cap Value Fund - Class N Shares	2.1
Janus Henderson Global Select Fund - Class N Shares	1.8
Janus Henderson International Value Fund - Class N Shares	1.8
Janus Henderson Asia Equity Fund - Class N Shares	1.1
Janus Henderson Global Real Estate Fund - Class N Shares	1.1
Janus Henderson International Managed Volatility Fund - Class N Shares	1.0
Janus Henderson Global Research Fund - Class N Shares	0.3
Janus Henderson European Focus Fund - Class N Shares	0.2

Asset Allocation - (% of Net Assets)
Fixed Income Funds	60.3%
Equity Funds	39.8%
Other	(0.1)%
100.0%

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	2.58%	3.39%	5.32%	5.32%	1.12%	1.12%
Class A Shares at MOP	-3.29%	2.17%	4.69%	4.89%
Class C Shares at NAV	1.85%	2.81%	4.64%	4.61%	1.87%	1.87%
Class C Shares at CDSC	0.87%	2.81%	4.64%	4.61%
Class D Shares(1)	2.77%	3.59%	5.52%	5.53%	0.95%	0.93%
Class I Shares	2.89%	3.66%	5.58%	5.58%	0.87%	0.87%
Class S Shares	2.43%	3.22%	5.15%	5.11%	1.22%	1.22%
Class T Shares	2.78%	3.52%	5.46%	5.48%	1.05%	1.05%
Bloomberg Barclays Global Aggregate Bond Index	4.22%	3.56%	2.81%	3.81%
Global Conservative Allocation Index	3.84%	4.96%	5.52%	4.92%
Morningstar Quartile - Class T Shares	1st	2nd	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	72/488	188/410	184/296	60/222

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

4	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 1, 2020, Ashwin Alankar is sole Portfolio Manager of the Fund.

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

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Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)††
Class A Shares	$1,000.00	$994.30	$2.38	$1,000.00	$1,022.48	$2.41	0.48%
Class C Shares	$1,000.00	$990.10	$5.94	$1,000.00	$1,018.90	$6.02	1.20%
Class D Shares	$1,000.00	$995.20	$1.39	$1,000.00	$1,023.47	$1.41	0.28%
Class I Shares	$1,000.00	$995.20	$1.09	$1,000.00	$1,023.77	$1.11	0.22%
Class S Shares	$1,000.00	$992.70	$3.12	$1,000.00	$1,021.73	$3.17	0.63%
Class T Shares	$1,000.00	$995.20	$1.89	$1,000.00	$1,022.97	$1.91	0.38%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2020

Shares		Value
Investment Companies£ – 100.1%
Equity Funds – 39.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	950,647	$9,354,366
Janus Henderson Asia Equity Fund - Class N Shares	187,833	2,002,304
Janus Henderson Contrarian Fund - Class N Shares	232,172	4,699,158
Janus Henderson Emerging Markets Fund - Class N Shares	639,996	5,817,567
Janus Henderson Enterprise Fund - Class N Shares	40,965	5,487,278
Janus Henderson European Focus Fund - Class N Shares	10,188	310,034
Janus Henderson Forty Fund - Class N Shares	114,403	4,985,683
Janus Henderson Global Real Estate Fund - Class N Shares	169,425	1,975,493
Janus Henderson Global Research Fund - Class N Shares	6,022	488,729
Janus Henderson Global Select Fund - Class N Shares	235,768	3,336,110
Janus Henderson International Managed Volatility Fund - Class N Shares	225,207	1,826,426
Janus Henderson International Value Fund - Class N Shares	374,896	3,220,353
Janus Henderson Large Cap Value Fund - Class N Shares	431,768	5,107,820
Janus Henderson Mid Cap Value Fund - Class N Shares	296,517	3,851,753
Janus Henderson Overseas Fund - Class N Shares	188,161	5,699,404
Janus Henderson Small Cap Value Fund - Class N Shares	220,323	3,855,647
Janus Henderson Triton Fund - Class N Shares	158,990	4,699,743
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	469,729	5,326,722
		72,044,590
Fixed Income Funds – 60.3%
Janus Henderson Flexible Bond Fund - Class N Shares	1,384,626	15,424,732
Janus Henderson Global Bond Fund - Class N Shares	6,939,016	70,014,668
Janus Henderson Multi-Sector Income Fund - Class N Shares	2,501,380	23,663,053
		109,102,453
Total Investments (total cost $169,906,086) – 100.1%		181,147,043
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(99,651)
Net Assets – 100%		$181,047,392

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Investment Companies - 100.1%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$(984,898)	$7,023	$628,346	$-
Equity Funds - 39.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	149,590	197,635	4,112	(774,473)	9,354,366
Janus Henderson Asia Equity Fund - Class N Shares	15,246	(31,367)	-	(34,195)	2,002,304
Janus Henderson Contrarian Fund - Class N Shares	126,293	(29,804)	491,151	(239,225)	4,699,158
Janus Henderson Emerging Markets Fund - Class N Shares	53,126	(171,922)	-	(332,972)	5,817,567
Janus Henderson Enterprise Fund - Class N Shares	10,725	308,377	146,129	(555,885)	5,487,278
Janus Henderson European Focus Fund - Class N Shares	-	(13,838)	-	(1,540)	310,034
Janus Henderson Forty Fund - Class N Shares	5,129	171,930	88,450	294,954	4,985,683
Janus Henderson Global Real Estate Fund - Class N Shares	62,351	684,550	13,513	(885,338)	1,975,493
Janus Henderson Global Research Fund - Class N Shares	31,749	1,719,572	93,322	(1,672,767)	488,729
Janus Henderson Global Select Fund - Class N Shares	83,365	157,735	215,550	(288,254)	3,336,110
Janus Henderson International Managed Volatility Fund - Class N Shares	275,884	530,854	-	(853,775)	1,826,426
Janus Henderson International Value Fund - Class N Shares	152,565	(101,034)	50,616	(458,631)	3,220,353
Janus Henderson Large Cap Value Fund - Class N Shares	95,476	(159,743)	190,128	(782,082)	5,107,820
Janus Henderson Mid Cap Value Fund - Class N Shares	47,262	(82,394)	58,930	(467,400)	3,851,753
Janus Henderson Overseas Fund - Class N Shares	194,805	431,190	-	(584,635)	5,699,404
Janus Henderson Small Cap Value Fund - Class N Shares	28,026	(136,710)	-	(613,008)	3,855,647
Janus Henderson Triton Fund - Class N Shares	-	54,701	148,667	(420,066)	4,699,743
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	49,209	200,854	139,763	(223,068)	5,326,722
Total Equity Funds	$1,380,801	$3,730,586	$1,640,331	$(8,892,360)	$72,044,590
Fixed Income Funds - 60.3%
Janus Henderson Flexible Bond Fund - Class N Shares	589,015	2,213,026	-	(484,993)	15,424,732
Janus Henderson Global Bond Fund - Class N Shares	735,718	251,621	-	3,721,839	70,014,668
Janus Henderson Multi-Sector Income Fund - Class N Shares	98,374	6,480	-	397,631	23,663,053
Janus Henderson Short-Term Bond Fund - Class N Shares	223,640	200,430	-	(142,007)	-
Total Fixed Income Funds	$1,646,747	$2,671,557	$-	$3,492,470	$109,102,453

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2020

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Total Affiliated Investments - 100.1%	$3,027,548	$5,417,245	$1,647,354	$(4,771,544)	$181,147,043

(1) For securities that were affiliated for a portion of the year ended June 30, 2020, this column reflects amounts for the entire year ended June 30, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments

June 30, 2020

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 100.1%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	18,336,330	1,116,527	(19,096,305)	-
Equity Funds - 39.8%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	10,779,358	4,303,765	(5,151,919)	9,354,366
Janus Henderson Asia Equity Fund - Class N Shares	1,306,269	1,153,051	(391,454)	2,002,304
Janus Henderson Contrarian Fund - Class N Shares	3,101,930	3,062,503	(1,196,246)	4,699,158
Janus Henderson Emerging Markets Fund - Class N Shares	3,620,694	4,243,118	(1,541,351)	5,817,567
Janus Henderson Enterprise Fund - Class N Shares	4,649,100	2,818,487	(1,732,801)	5,487,278
Janus Henderson European Focus Fund - Class N Shares	-	627,122	(301,710)	310,034
Janus Henderson Forty Fund - Class N Shares	2,177,675	3,614,016	(1,272,892)	4,985,683
Janus Henderson Global Real Estate Fund - Class N Shares	4,092,967	1,445,787	(3,362,473)	1,975,493
Janus Henderson Global Research Fund - Class N Shares	4,740,307	170,409	(4,468,792)	488,729
Janus Henderson Global Select Fund - Class N Shares	4,598,995	2,277,990	(3,410,356)	3,336,110
Janus Henderson International Managed Volatility Fund - Class N Shares	5,402,588	1,597,116	(4,850,357)	1,826,426
Janus Henderson International Value Fund - Class N Shares	5,375,819	321,284	(1,917,085)	3,220,353
Janus Henderson Large Cap Value Fund - Class N Shares	6,320,061	1,234,426	(1,504,842)	5,107,820
Janus Henderson Mid Cap Value Fund - Class N Shares	2,224,577	2,767,859	(590,889)	3,851,753
Janus Henderson Overseas Fund - Class N Shares	9,707,909	398,758	(4,253,818)	5,699,404
Janus Henderson Small Cap Value Fund - Class N Shares	3,585,905	2,730,716	(1,711,256)	3,855,647
Janus Henderson Triton Fund - Class N Shares	3,765,642	1,880,153	(580,687)	4,699,743
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5,009,386	1,384,077	(1,044,527)	5,326,722
Fixed Income Funds - 60.3%
Janus Henderson Flexible Bond Fund - Class N Shares	16,575,826	31,643,270	(34,522,397)	15,424,732
Janus Henderson Global Bond Fund - Class N Shares	72,780,288	8,593,869	(15,332,949)	70,014,668
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	23,684,839	(425,897)	23,663,053
Janus Henderson Short-Term Bond Fund - Class N Shares	11,399,350	6,598,165	(18,055,938)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$72,044,590	$-	$-
Fixed Income Funds	109,102,453	-	-
Total Assets	$181,147,043	$-	$-

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities

June 30, 2020

Assets:
Affiliated investments, at value(1)	$181,147,043
Cash	12
Non-interested Trustees' deferred compensation	3,712
Receivables:
Fund shares sold	639,530
Dividends	243,337
Due from adviser	8,524
Other assets	481
Total Assets	182,042,639
Liabilities:
Payables:	—
Investments purchased	663,459
Fund shares repurchased	225,398
Professional fees	34,260
Transfer agent fees and expenses	25,254
12b-1 Distribution and shareholder servicing fees	9,844
Advisory fees	7,451
Non-interested Trustees' deferred compensation fees	3,712
Custodian fees	2,312
Non-interested Trustees' fees and expenses	958
Accrued expenses and other payables	22,599
Total Liabilities	995,247
Net Assets	$181,047,392
Net Assets Consist of:
Capital (par value and paid-in surplus)	$166,856,163
Total distributable earnings (loss)	14,191,229
Total Net Assets	$181,047,392
Net Assets - Class A Shares	$4,029,915
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	328,054
Net Asset Value Per Share(2)	$12.28
Maximum Offering Price Per Share(3)	$13.03
Net Assets - Class C Shares	$10,655,055
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	886,936
Net Asset Value Per Share(2)	$12.01
Net Assets - Class D Shares	$147,681,806
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,963,110
Net Asset Value Per Share	$12.34
Net Assets - Class I Shares	$3,380,567
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	273,865
Net Asset Value Per Share	$12.34
Net Assets - Class S Shares	$126,033
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,292
Net Asset Value Per Share	$12.25
Net Assets - Class T Shares	$15,174,016
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,231,906
Net Asset Value Per Share	$12.32

(1) Includes cost of $169,906,086.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends from affiliates	$3,027,548
Total Investment Income	3,027,548
Expenses:
Advisory fees	94,754
12b-1 Distribution and shareholder servicing fees:
Class A Shares	10,953
Class C Shares	117,958
Class S Shares	1,018
Transfer agent administrative fees and expenses:
Class D Shares	181,533
Class S Shares	1,017
Class T Shares	41,014
Transfer agent networking and omnibus fees:
Class A Shares	3,576
Class C Shares	7,984
Class I Shares	2,634
Other transfer agent fees and expenses:
Class A Shares	373
Class C Shares	987
Class D Shares	20,607
Class I Shares	203
Class S Shares	29
Class T Shares	276
Registration fees	83,911
Professional fees	34,487
Shareholder reports expense	33,440
Custodian fees	4,926
Non-interested Trustees’ fees and expenses	3,969
Other expenses	16,024
Total Expenses	661,673
Less: Excess Expense Reimbursement and Waivers	(12,460)
Net Expenses	649,213
Net Investment Income/(Loss)	2,378,335
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	5,417,245
Capital gain distributions from underlying funds	1,647,354
Total Net Realized Gain/(Loss) on Investments	7,064,599
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(4,771,544)
Total Change in Unrealized Net Appreciation/Depreciation	(4,771,544)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,671,390

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$2,378,335	$1,439,734
Net realized gain/(loss) on investments	7,064,599	4,204,489
Change in unrealized net appreciation/depreciation	(4,771,544)	1,003,755
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,671,390	6,647,978
Dividends and Distributions to Shareholders:
Class A Shares	(204,890)	(162,163)
Class C Shares	(477,832)	(426,177)
Class D Shares	(7,276,513)	(6,066,748)
Class I Shares	(166,244)	(167,463)
Class S Shares	(16,463)	(33,042)
Class T Shares	(815,963)	(705,313)
Net Decrease from Dividends and Distributions to Shareholders	(8,957,905)	(7,560,906)
Capital Share Transactions:
Class A Shares	(337,827)	100,602
Class C Shares	(2,430,172)	(2,194,777)
Class D Shares	(8,427,261)	(17,634,813)
Class I Shares	(330,320)	(1,782,892)
Class S Shares	(633,525)	(185,258)
Class T Shares	(1,955,403)	(5,634,283)
Net Increase/(Decrease) from Capital Share Transactions	(14,114,508)	(27,331,421)
Net Increase/(Decrease) in Net Assets	(18,401,023)	(28,244,349)
Net Assets:
Beginning of period	199,448,415	227,692,764
End of period	$181,047,392	$199,448,415

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.53	$12.58	$12.73	$12.10	$12.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.05	0.16	0.10	0.15
Net realized and unrealized gain/(loss)	0.19	0.35	0.43	0.62	(0.11)
Total from Investment Operations	0.33	0.40	0.59	0.72	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.10)	(0.20)	(0.05)	(0.12)
Distributions (from capital gains)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.58)	(0.45)	(0.74)	(0.09)	(0.77)
Net Asset Value, End of Period	$12.28	$12.53	$12.58	$12.73	$12.10
Total Return*	2.58%	3.47%	4.55%	6.01%	0.41%
Net Assets, End of Period (in thousands)	$4,030	$4,505	$4,407	$4,507	$11,944
Average Net Assets for the Period (in thousands)	$4,381	$4,379	$4,494	$7,313	$11,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.47%	0.46%	0.47%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.47%	0.46%	0.47%	0.46%	0.46%
Ratio of Net Investment Income/(Loss)(2)	1.13%	0.43%	1.27%	0.83%	1.27%
Portfolio Turnover Rate	57%	5%	14%	25%	5%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.26	$12.30	$12.47	$11.88	$12.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	(0.02)	0.07	0.03	0.09
Net realized and unrealized gain/(loss)	0.18	0.33	0.41	0.62	(0.13)
Total from Investment Operations	0.23	0.31	0.48	0.65	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—(3)	(0.11)	(0.02)	(0.07)
Distributions (from capital gains)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.48)	(0.35)	(0.65)	(0.06)	(0.72)
Net Asset Value, End of Period	$12.01	$12.26	$12.30	$12.47	$11.88
Total Return*	1.85%	2.78%	3.81%	5.50%	(0.18)%
Net Assets, End of Period (in thousands)	$10,655	$13,392	$15,665	$16,752	$20,972
Average Net Assets for the Period (in thousands)	$12,057	$14,347	$16,576	$18,722	$20,085
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.18%	1.18%	1.14%	1.00%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.18%	1.18%	1.14%	1.00%	0.97%
Ratio of Net Investment Income/(Loss)(2)	0.41%	(0.13)%	0.58%	0.22%	0.72%
Portfolio Turnover Rate	57%	5%	14%	25%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.59	$12.63	$12.77	$12.18	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.09	0.19	0.11	0.18
Net realized and unrealized gain/(loss)	0.20	0.34	0.43	0.63	(0.12)
Total from Investment Operations	0.36	0.43	0.62	0.74	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.12)	(0.22)	(0.11)	(0.14)
Distributions (from capital gains)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.61)	(0.47)	(0.76)	(0.15)	(0.79)
Net Asset Value, End of Period	$12.34	$12.59	$12.63	$12.77	$12.18
Total Return*	2.77%	3.70%	4.78%	6.19%	0.61%
Net Assets, End of Period (in thousands)	$147,682	$159,468	$177,717	$178,971	$194,171
Average Net Assets for the Period (in thousands)	$152,767	$163,822	$182,877	$184,411	$199,014
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.29%	0.27%	0.26%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.27%	0.27%	0.26%	0.27%
Ratio of Net Investment Income/(Loss)(2)	1.32%	0.76%	1.46%	0.90%	1.45%
Portfolio Turnover Rate	57%	5%	14%	25%	5%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.58	$12.63	$12.77	$12.18	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.11	0.20	0.10	0.19
Net realized and unrealized gain/(loss)	0.20	0.32	0.43	0.65	(0.13)
Total from Investment Operations	0.37	0.43	0.63	0.75	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	(0.23)	(0.12)	(0.14)
Distributions (from capital gains)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.61)	(0.48)	(0.77)	(0.16)	(0.79)
Net Asset Value, End of Period	$12.34	$12.58	$12.63	$12.77	$12.18
Total Return*	2.89%	3.71%	4.85%	6.29%	0.64%
Net Assets, End of Period (in thousands)	$3,381	$3,786	$5,601	$5,078	$3,628
Average Net Assets for the Period (in thousands)	$3,491	$4,489	$5,375	$4,411	$3,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.21%	0.22%	0.21%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.21%	0.22%	0.21%	0.20%
Ratio of Net Investment Income/(Loss)(2)	1.37%	0.92%	1.54%	0.82%	1.54%
Portfolio Turnover Rate	57%	5%	14%	25%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.45	$12.51	$12.66	$12.07	$12.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.09	0.16	0.07	0.13
Net realized and unrealized gain/(loss)	0.20	0.29	0.40	0.63	(0.12)
Total from Investment Operations	0.31	0.38	0.56	0.70	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.09)	(0.17)	(0.07)	(0.08)
Distributions (from capital gains)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.51)	(0.44)	(0.71)	(0.11)	(0.73)
Net Asset Value, End of Period	$12.25	$12.45	$12.51	$12.66	$12.07
Total Return*	2.43%	3.32%	4.35%	5.84%	0.24%
Net Assets, End of Period (in thousands)	$126	$765	$960	$1,541	$1,579
Average Net Assets for the Period (in thousands)	$407	$860	$1,266	$1,573	$2,044
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.63%	0.56%	0.68%	0.61%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.63%	0.56%	0.64%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)(2)	0.90%	0.76%	1.28%	0.58%	1.04%
Portfolio Turnover Rate	57%	5%	14%	25%	5%

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.56	$12.61	$12.75	$12.15	$12.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.10	0.18	0.11	0.18
Net realized and unrealized gain/(loss)	0.20	0.31	0.43	0.63	(0.13)
Total from Investment Operations	0.36	0.41	0.61	0.74	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.11)	(0.21)	(0.10)	(0.14)
Distributions (from capital gains)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.60)	(0.46)	(0.75)	(0.14)	(0.79)
Net Asset Value, End of Period	$12.32	$12.56	$12.61	$12.75	$12.15
Total Return*	2.78%	3.51%	4.71%	6.21%	0.51%
Net Assets, End of Period (in thousands)	$15,174	$17,532	$23,342	$24,104	$29,425
Average Net Assets for the Period (in thousands)	$16,406	$19,653	$23,661	$26,862	$30,113
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.38%	0.39%	0.38%	0.36%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.36%	0.37%	0.35%	0.33%	0.27%
Ratio of Net Investment Income/(Loss)(2)	1.27%	0.78%	1.41%	0.91%	1.46%
Portfolio Turnover Rate	57%	5%	14%	25%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

18	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

20	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

22	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $1,410.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $36.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 744,637	$ 3,787,919	$ -	$ -	$ -	$ (2,560)	$ 9,661,233

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 171,485,810	$12,166,018	$ (2,504,785)	$ 9,661,233

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,204,154	$ 6,753,751	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,491,614	$ 5,069,292	$ -	$ -

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Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 223,093	$ (55,988)	$ (167,105)

Capital has been adjusted by $233,093, including $167,105 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	71,641	$ 881,138	66,255	$ 807,903
Reinvested dividends and distributions	16,041	197,948	13,214	152,225
Shares repurchased	(119,165)	(1,416,913)	(70,299)	(859,526)
Net Increase/(Decrease)	(31,483)	$ (337,827)	9,170	$ 100,602
Class C Shares:
Shares sold	111,317	$ 1,287,096	131,916	$ 1,578,667
Reinvested dividends and distributions	36,470	441,656	34,732	392,819
Shares repurchased	(353,261)	(4,158,924)	(347,482)	(4,166,263)
Net Increase/(Decrease)	(205,474)	$ (2,430,172)	(180,834)	$ (2,194,777)
Class D Shares:
Shares sold	1,090,647	$13,210,970	692,977	$ 8,511,763
Reinvested dividends and distributions	582,292	7,214,596	520,071	6,012,024
Shares repurchased	(2,376,940)	(28,852,827)	(2,616,452)	(32,158,600)
Net Increase/(Decrease)	(704,001)	$ (8,427,261)	(1,403,404)	$(17,634,813)
Class I Shares:
Shares sold	98,114	$ 1,207,176	64,769	$ 802,586
Reinvested dividends and distributions	13,369	165,647	14,460	167,009
Shares repurchased	(138,475)	(1,703,143)	(221,939)	(2,752,487)
Net Increase/(Decrease)	(26,992)	$ (330,320)	(142,710)	$ (1,782,892)
Class S Shares:
Shares sold	2,822	$ 35,138	10,544	$ 127,674
Reinvested dividends and distributions	1,336	16,463	2,883	33,042
Shares repurchased	(55,331)	(685,126)	(28,741)	(345,974)
Net Increase/(Decrease)	(51,173)	$ (633,525)	(15,314)	$ (185,258)
Class T Shares:
Shares sold	260,055	$ 3,251,974	327,999	$ 4,011,514
Reinvested dividends and distributions	65,181	806,292	60,326	696,156
Shares repurchased	(488,708)	(6,013,669)	(843,409)	(10,341,953)
Net Increase/(Decrease)	(163,472)	$ (1,955,403)	(455,084)	$ (5,634,283)

24	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$107,667,307	$ 126,253,480	$ -	$ -

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

7. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Conservative

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Conservative

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Conservative (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$6,920,856
Foreign Taxes Paid	$77,061
Foreign Source Income	$425,383
Dividends Received Deduction Percentage	21%
Qualified Dividend Income Percentage	45%

Janus Investment Fund	43

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

44	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	45

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

46	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	47

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

48	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

50	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund – Conservative	9/14-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Conservative

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage1

Janus Investment Fund	53

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93020 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Growth’s Class I Shares returned -1.24% for the 12-month period ended June 30, 2020. This compares with a return of 2.11% for the MSCI All Country World IndexSM, the Fund’s primary benchmark, and a return of 2.84% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

Financial markets endured a turbulent period as the global economy reacted to the sharp curtailment in activity due to the rapid spread of the COVID-19 coronavirus. After having softened earlier in the period, riskier assets rallied on expectations that a viable solution to the U.S.-China trade impasse would be found. After reaching record highs, U.S. stocks – along with global equities – quickly entered bear-market territory as the pandemic spread. Interest rates plummeted on the flight to safety and substantial reductions in benchmark rates by monetary authorities. Investment-grade corporate credits incurred temporary losses as the difference between their yields and those on risk-free benchmarks widened considerably. By the end of the period, riskier assets recovered much of their lost ground as investors were comforted by the scale of government and central bank initiatives aimed at supporting the global economy.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are monitored and rebalanced continually. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Weighing most on performance were the Janus Henderson Small-Cap Value Fund and the Janus Henderson Large-Cap Value Fund. Value stocks have trailed growth stocks over the past several years, and this dynamic was exacerbated during the March sell-off as expectations for economic growth fell considerably. Contributing most to results were the Janus Henderson Global Bond Fund and the Janus Henderson Forty Fund. In the case of the former, bond markets were buoyed first by significant interest rate cuts by global monetary authorities and then by a rally in investment-grade corporate credits and central banks sought to support that market. With respect to the latter, this Fund benefitted from its allocation to mega-cap technology stocks leveraged to secular growth themes.

OUTLOOK

We believe significant risks lay ahead that the market may be ignoring. Among these are a potentially disappointing next round of stimulus put forth by the U.S. Congress, a Biden victory in the presidential election, permanent unemployment and a virus that is showing great resilience, with a vaccine that may arrive later rather than sooner.

The U.S. political landscape is much more divided than it was in March. This poses a greater challenge for an additional large fiscal package. Furthermore, with the U.S. presidential election around the corner, time is not a friend. Should a package not be agreed upon within the next few weeks, there is a risk that any fiscal action would get delayed until after the election.

Unemployment remains at high levels. There is no doubt that we have seen significant improvement in labor data, but the fact is the numbers are dire. Changes are important, but so are levels. Sustained unemployment leads to permanent job losses, which in turn leads to permanently lower consumption.

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

Lastly, the virus has neither disappeared nor has it taken a break. As we enter the fall, we may see an even bigger wave of infections unfold, impacting school openings and business travel. The hope of a vaccine being available by the end of this year or early 2021 is still fraught with risk. A vaccine has never been developed this quickly and drugs are notorious for failing phase 3 trials after stellar phase 1 and 2 results.

Thank you for investing in Janus Henderson Global Allocation Fund – Growth.

2	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

June 30, 2020

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	13.8%
Janus Henderson Emerging Markets Fund - Class N Shares	6.8
Janus Henderson Enterprise Fund - Class N Shares	6.5
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	6.3
Janus Henderson Forty Fund - Class N Shares	6.0
Janus Henderson Large Cap Value Fund - Class N Shares	6.0
Janus Henderson Overseas Fund - Class N Shares	6.0
Janus Henderson Contrarian Fund - Class N Shares	5.7
Janus Henderson Triton Fund - Class N Shares	5.7
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson Mid Cap Value Fund - Class N Shares	4.5
Janus Henderson Small Cap Value Fund - Class N Shares	4.3
Janus Henderson International Value Fund - Class N Shares	4.2
Janus Henderson Global Select Fund - Class N Shares	3.7
Janus Henderson Multi-Sector Income Fund - Class N Shares	3.7
Janus Henderson Flexible Bond Fund - Class N Shares	3.0
Janus Henderson Asia Equity Fund - Class N Shares	2.4
Janus Henderson Global Real Estate Fund - Class N Shares	2.3
Janus Henderson International Managed Volatility Fund - Class N Shares	2.1
Janus Henderson Global Research Fund - Class N Shares	1.4
Janus Henderson European Focus Fund - Class N Shares	0.4

Asset Allocation - (% of Net Assets)
Equity Funds	79.5%
Fixed Income Funds	20.5%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-1.48%	3.89%	6.73%	5.65%	1.17%	1.17%
Class A Shares at MOP	-7.17%	2.66%	6.10%	5.22%
Class C Shares at NAV	-2.23%	3.24%	5.98%	4.90%	1.94%	1.94%
Class C Shares at CDSC	-3.15%	3.24%	5.98%	4.90%
Class D Shares(1)	-1.37%	4.05%	6.91%	5.83%	1.00%	0.99%
Class I Shares	-1.24%	4.13%	6.99%	5.89%	0.93%	0.93%
Class S Shares	-1.67%	3.70%	6.55%	5.45%	1.32%	1.32%
Class T Shares	-1.44%	3.99%	6.83%	5.78%	1.09%	1.09%
MSCI All Country World Index	2.11%	6.46%	9.16%	5.87%
Global Growth Allocation Index	2.84%	6.04%	8.01%	5.65%
Morningstar Quartile - Class T Shares	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	229/488	117/410	75/296	37/222

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 1, 2020, Ashwin Alankar is sole Portfolio Manager of the Fund.

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)††
Class A Shares	$1,000.00	$932.20	$2.21	$1,000.00	$1,022.58	$2.31	0.46%
Class C Shares	$1,000.00	$928.80	$5.71	$1,000.00	$1,018.95	$5.97	1.19%
Class D Shares	$1,000.00	$932.80	$1.39	$1,000.00	$1,023.42	$1.46	0.29%
Class I Shares	$1,000.00	$933.40	$1.06	$1,000.00	$1,023.77	$1.11	0.22%
Class S Shares	$1,000.00	$931.20	$3.03	$1,000.00	$1,021.73	$3.17	0.63%
Class T Shares	$1,000.00	$932.70	$1.73	$1,000.00	$1,023.07	$1.81	0.36%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2020

Shares		Value
Investment Companies£ – 100.0%
Equity Funds – 79.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,170,226	$11,515,026
Janus Henderson Asia Equity Fund - Class N Shares	494,852	5,275,119
Janus Henderson Contrarian Fund - Class N Shares	628,092	12,712,589
Janus Henderson Emerging Markets Fund - Class N Shares	1,662,017	15,107,730
Janus Henderson Enterprise Fund - Class N Shares	107,709	14,427,562
Janus Henderson European Focus Fund - Class N Shares	26,559	808,194
Janus Henderson Forty Fund - Class N Shares	307,929	13,419,552
Janus Henderson Global Real Estate Fund - Class N Shares	443,667	5,173,160
Janus Henderson Global Research Fund - Class N Shares	38,162	3,097,205
Janus Henderson Global Select Fund - Class N Shares	582,036	8,235,803
Janus Henderson International Managed Volatility Fund - Class N Shares	592,500	4,805,177
Janus Henderson International Value Fund - Class N Shares	1,082,723	9,300,591
Janus Henderson Large Cap Value Fund - Class N Shares	1,132,163	13,393,488
Janus Henderson Mid Cap Value Fund - Class N Shares	766,347	9,954,849
Janus Henderson Overseas Fund - Class N Shares	440,157	13,332,361
Janus Henderson Small Cap Value Fund - Class N Shares	551,134	9,644,842
Janus Henderson Triton Fund - Class N Shares	429,669	12,701,026
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,234,855	14,003,260
		176,907,534
Fixed Income Funds – 20.5%
Janus Henderson Flexible Bond Fund - Class N Shares	608,143	6,774,708
Janus Henderson Global Bond Fund - Class N Shares	3,053,903	30,813,880
Janus Henderson Multi-Sector Income Fund - Class N Shares	864,575	8,178,875
		45,767,463
Total Investments (total cost $201,339,673) – 100.0%		222,674,997
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(85,412)
Net Assets – 100%		$222,589,585

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Investment Companies - 100.0%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$(1,069,086)	$7,576	$684,649	$-
Equity Funds - 79.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	392,906	265,058	10,801	(875,087)	11,515,026
Janus Henderson Asia Equity Fund - Class N Shares	36,086	(83,388)	-	(129,283)	5,275,119
Janus Henderson Contrarian Fund - Class N Shares	317,339	(97,344)	1,234,128	(619,322)	12,712,589
Janus Henderson Emerging Markets Fund - Class N Shares	134,024	(492,452)	-	(901,670)	15,107,730
Janus Henderson Enterprise Fund - Class N Shares	27,709	958,098	377,558	(1,608,291)	14,427,562
Janus Henderson European Focus Fund - Class N Shares	-	(32,407)	-	(6,046)	808,194
Janus Henderson Forty Fund - Class N Shares	13,624	447,200	234,946	829,973	13,419,552
Janus Henderson Global Real Estate Fund - Class N Shares	156,861	2,482,498	33,581	(3,017,253)	5,173,160
Janus Henderson Global Research Fund - Class N Shares	80,485	2,371,438	236,580	(2,225,935)	3,097,205
Janus Henderson Global Select Fund - Class N Shares	209,486	250,348	541,657	(679,300)	8,235,803
Janus Henderson International Managed Volatility Fund - Class N Shares	695,470	1,769,192	-	(2,589,411)	4,805,177
Janus Henderson International Value Fund - Class N Shares	390,576	(260,797)	129,580	(1,369,844)	9,300,591
Janus Henderson Large Cap Value Fund - Class N Shares	241,093	(453,998)	480,103	(2,077,089)	13,393,488
Janus Henderson Mid Cap Value Fund - Class N Shares	118,931	(142,974)	148,290	(1,251,117)	9,954,849
Janus Henderson Overseas Fund - Class N Shares	491,407	768,918	-	(1,365,734)	13,332,361
Janus Henderson Small Cap Value Fund - Class N Shares	71,311	(308,262)	-	(1,711,739)	9,644,842
Janus Henderson Triton Fund - Class N Shares	-	141,189	375,866	(1,081,914)	12,701,026
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	124,162	277,795	352,645	(314,873)	14,003,260
Total Equity Funds	$3,501,470	$7,860,112	$4,155,735	$(20,993,935)	$176,907,534
Fixed Income Funds - 20.5%
Janus Henderson Flexible Bond Fund - Class N Shares	221,694	286,666	-	392,712	6,774,708
Janus Henderson Global Bond Fund - Class N Shares	283,851	47,971	-	1,510,048	30,813,880
Janus Henderson Multi-Sector Income Fund - Class N Shares	33,990	1,010	-	137,903	8,178,875
Janus Henderson Short-Term Bond Fund - Class N Shares	80,585	21,524	-	-	-
Total Fixed Income Funds	$620,120	$357,171	$-	$2,040,663	$45,767,463

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2020

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Total Affiliated Investments - 100.0%	$4,121,590	$7,148,197	$4,163,311	$(18,268,623)	$222,674,997

(1) For securities that were affiliated for a portion of the year ended June 30, 2020, this column reflects amounts for the entire year ended June 30, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments

June 30, 2020

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 100.0%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	20,168,327	598,572	(20,382,462)	-
Equity Funds - 79.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	13,322,378	5,301,559	(6,498,882)	11,515,026
Janus Henderson Asia Equity Fund - Class N Shares	3,685,968	2,794,862	(993,040)	5,275,119
Janus Henderson Contrarian Fund - Class N Shares	8,552,024	6,995,655	(2,118,424)	12,712,589
Janus Henderson Emerging Markets Fund - Class N Shares	10,072,465	11,664,217	(5,234,830)	15,107,730
Janus Henderson Enterprise Fund - Class N Shares	12,391,900	7,240,595	(4,554,740)	14,427,562
Janus Henderson European Focus Fund - Class N Shares	-	1,665,793	(819,146)	808,194
Janus Henderson Forty Fund - Class N Shares	5,683,248	9,430,302	(2,971,171)	13,419,552
Janus Henderson Global Real Estate Fund - Class N Shares	11,238,820	4,098,179	(9,629,084)	5,173,160
Janus Henderson Global Research Fund - Class N Shares	13,047,123	378,387	(10,473,808)	3,097,205
Janus Henderson Global Select Fund - Class N Shares	12,595,334	4,348,529	(8,279,108)	8,235,803
Janus Henderson International Managed Volatility Fund - Class N Shares	14,789,690	2,588,736	(11,753,030)	4,805,177
Janus Henderson International Value Fund - Class N Shares	14,885,256	660,400	(4,614,424)	9,300,591
Janus Henderson Large Cap Value Fund - Class N Shares	17,174,558	1,481,855	(2,731,838)	13,393,488
Janus Henderson Mid Cap Value Fund - Class N Shares	6,243,140	6,196,306	(1,090,506)	9,954,849
Janus Henderson Overseas Fund - Class N Shares	26,513,297	717,186	(13,301,306)	13,332,361
Janus Henderson Small Cap Value Fund - Class N Shares	9,598,330	6,681,986	(4,615,473)	9,644,842
Janus Henderson Triton Fund - Class N Shares	10,159,001	5,332,970	(1,850,220)	12,701,026
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	13,726,840	1,911,667	(1,598,169)	14,003,260
Fixed Income Funds - 20.5%
Janus Henderson Flexible Bond Fund - Class N Shares	-	14,866,040	(8,770,710)	6,774,708
Janus Henderson Global Bond Fund - Class N Shares	26,882,396	5,826,379	(3,452,914)	30,813,880
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	8,105,505	(65,543)	8,178,875
Janus Henderson Short-Term Bond Fund - Class N Shares	-	6,651,220	(6,672,744)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index

Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$176,907,534	$-	$-
Fixed Income Funds	45,767,463	-	-
Total Assets	$222,674,997	$-	$-

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities

June 30, 2020

Assets:
Affiliated investments, at value(1)	$222,674,997
Non-interested Trustees' deferred compensation	4,578
Receivables:
Investments sold	235,675
Dividends	116,803
Fund shares sold	34,644
Other assets	760
Total Assets	223,067,457
Liabilities:
Due to custodian	122
Payables:	—
Fund shares repurchased	234,534
Investments purchased	116,474
Transfer agent fees and expenses	34,702
Professional fees	34,017
Printing fees	12,934
Advisory fees	9,165
12b-1 Distribution and shareholder servicing fees	4,975
Non-interested Trustees' deferred compensation fees	4,578
Non-affiliated fund administration fees payable	3,322
Custodian fees	2,351
Non-interested Trustees' fees and expenses	1,192
Accrued expenses and other payables	19,506
Total Liabilities	477,872
Net Assets	$222,589,585
Net Assets Consist of:
Capital (par value and paid-in surplus)	$197,951,550
Total distributable earnings (loss)	24,638,035
Total Net Assets	$222,589,585
Net Assets - Class A Shares	$4,380,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	338,828
Net Asset Value Per Share(2)	$12.93
Maximum Offering Price Per Share(3)	$13.72
Net Assets - Class C Shares	$4,497,312
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	355,623
Net Asset Value Per Share(2)	$12.65
Net Assets - Class D Shares	$187,295,262
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,363,624
Net Asset Value Per Share	$13.04
Net Assets - Class I Shares	$11,547,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	885,811
Net Asset Value Per Share	$13.04
Net Assets - Class S Shares	$1,538,650
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	119,768
Net Asset Value Per Share	$12.85
Net Assets - Class T Shares	$13,329,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,023,695
Net Asset Value Per Share	$13.02

(1) Includes cost of $201,339,673.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends from affiliates	$4,121,590
Total Investment Income	4,121,590
Expenses:
Advisory fees	117,989
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,559
Class C Shares	55,025
Class S Shares	4,698
Transfer agent administrative fees and expenses:
Class D Shares	232,104
Class S Shares	4,698
Class T Shares	37,736
Transfer agent networking and omnibus fees:
Class A Shares	3,565
Class C Shares	5,242
Class I Shares	12,040
Other transfer agent fees and expenses:
Class A Shares	409
Class C Shares	463
Class D Shares	39,964
Class I Shares	718
Class S Shares	71
Class T Shares	320
Registration fees	81,589
Shareholder reports expense	58,335
Professional fees	34,503
Custodian fees	5,034
Non-interested Trustees’ fees and expenses	5,024
Other expenses	16,715
Total Expenses	727,801
Less: Excess Expense Reimbursement and Waivers	(2,847)
Net Expenses	724,954
Net Investment Income/(Loss)	3,396,636
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	7,148,197
Capital gain distributions from underlying funds	4,163,311
Total Net Realized Gain/(Loss) on Investments	11,311,508
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(18,268,623)
Total Change in Unrealized Net Appreciation/Depreciation	(18,268,623)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,560,479)

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$3,396,636	$3,115,230
Net realized gain/(loss) on investments	11,311,508	9,109,873
Change in unrealized net appreciation/depreciation	(18,268,623)	(3,730,447)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,560,479)	8,494,656
Dividends and Distributions to Shareholders:
Class A Shares	(330,228)	(216,186)
Class C Shares	(370,827)	(293,578)
Class D Shares	(14,020,706)	(9,580,752)
Class I Shares	(1,015,096)	(713,109)
Class S Shares	(138,501)	(114,440)
Class T Shares	(1,108,202)	(815,797)
Net Decrease from Dividends and Distributions to Shareholders	(16,983,560)	(11,733,862)
Capital Share Transactions:
Class A Shares	(35,722)	244,652
Class C Shares	(1,582,438)	(459,888)
Class D Shares	(1,392,955)	(12,075,258)
Class I Shares	(2,059,309)	1,117,045
Class S Shares	(484,332)	159,724
Class T Shares	(1,934,382)	(2,141,487)
Net Increase/(Decrease) from Capital Share Transactions	(7,489,138)	(13,155,212)
Net Increase/(Decrease) in Net Assets	(28,033,177)	(16,394,418)
Net Assets:
Beginning of period	250,622,762	267,017,180
End of period	$222,589,585	$250,622,762

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.05	$14.28	$13.98	$12.71	$14.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.15	0.22	0.16	0.14
Net realized and unrealized gain/(loss)	(0.32)	0.27	0.98	1.42	(0.59)
Total from Investment Operations	(0.15)	0.42	1.20	1.58	(0.45)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.17)	(0.27)	(0.16)	(0.13)
Distributions (from capital gains)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.97)	(0.65)	(0.90)	(0.31)	(1.28)
Net Asset Value, End of Period	$12.93	$14.05	$14.28	$13.98	$12.71
Total Return*	(1.48)%	3.57%	8.58%	12.68%	(3.07)%
Net Assets, End of Period (in thousands)	$4,381	$4,845	$4,637	$4,151	$5,421
Average Net Assets for the Period (in thousands)	$4,624	$4,564	$4,446	$5,171	$4,273
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.46%	0.46%	0.46%	0.44%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.46%	0.46%	0.46%	0.44%	0.45%
Ratio of Net Investment Income/(Loss)(2)	1.29%	1.07%	1.53%	1.23%	1.05%
Portfolio Turnover Rate	49%	9%	12%	35%	6%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.76	$14.00	$13.74	$12.49	$14.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.05	0.10	0.06	0.10
Net realized and unrealized gain/(loss)	(0.32)	0.27	0.98	1.40	(0.58)
Total from Investment Operations	(0.25)	0.32	1.08	1.46	(0.48)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.08)	(0.19)	(0.06)	(0.07)
Distributions (from capital gains)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.86)	(0.56)	(0.82)	(0.21)	(1.22)
Net Asset Value, End of Period	$12.65	$13.76	$14.00	$13.74	$12.49
Total Return*	(2.23)%	2.83%	7.84%	11.94%	(3.36)%
Net Assets, End of Period (in thousands)	$4,497	$6,586	$7,166	$4,486	$4,907
Average Net Assets for the Period (in thousands)	$5,700	$6,878	$5,467	$4,679	$5,296
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.18%	1.20%	1.14%	1.07%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.18%	1.20%	1.14%	1.07%	0.75%
Ratio of Net Investment Income/(Loss)(2)	0.55%	0.38%	0.69%	0.48%	0.79%
Portfolio Turnover Rate	49%	9%	12%	35%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.17	$14.39	$14.08	$12.80	$14.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.18	0.25	0.16	0.16
Net realized and unrealized gain/(loss)	(0.33)	0.27	0.99	1.44	(0.59)
Total from Investment Operations	(0.13)	0.45	1.24	1.60	(0.43)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.30)	(0.17)	(0.15)
Distributions (from capital gains)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(1.00)	(0.67)	(0.93)	(0.32)	(1.30)
Net Asset Value, End of Period	$13.04	$14.17	$14.39	$14.08	$12.80
Total Return*	(1.37)%	3.77%	8.79%	12.81%	(2.89)%
Net Assets, End of Period (in thousands)	$187,295	$205,433	$219,870	$213,929	$205,275
Average Net Assets for the Period (in thousands)	$195,360	$205,469	$222,712	$206,525	$211,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.29%	0.27%	0.28%	0.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.28%	0.27%	0.28%	0.29%
Ratio of Net Investment Income/(Loss)(2)	1.46%	1.27%	1.71%	1.22%	1.24%
Portfolio Turnover Rate	49%	9%	12%	35%	6%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.16	$14.39	$14.08	$12.80	$14.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.19	0.21	0.16	0.19
Net realized and unrealized gain/(loss)	(0.33)	0.26	1.04	1.45	(0.61)
Total from Investment Operations	(0.11)	0.45	1.25	1.61	(0.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.31)	(0.18)	(0.17)
Distributions (from capital gains)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(1.01)	(0.68)	(0.94)	(0.33)	(1.32)
Net Asset Value, End of Period	$13.04	$14.16	$14.39	$14.08	$12.80
Total Return*	(1.24)%	3.80%	8.90%	12.89%	(2.88)%
Net Assets, End of Period (in thousands)	$11,548	$14,977	$14,180	$6,052	$4,413
Average Net Assets for the Period (in thousands)	$13,319	$15,240	$9,393	$4,925	$5,441
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.22%	0.20%	0.20%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.22%	0.20%	0.20%	0.22%
Ratio of Net Investment Income/(Loss)(2)	1.59%	1.33%	1.44%	1.22%	1.43%
Portfolio Turnover Rate	49%	9%	12%	35%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.96	$14.20	$13.91	$12.64	$14.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.13	0.22	0.12	0.09
Net realized and unrealized gain/(loss)	(0.35)	0.26	0.95	1.42	(0.55)
Total from Investment Operations	(0.17)	0.39	1.17	1.54	(0.46)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.15)	(0.25)	(0.12)	(0.12)
Distributions (from capital gains)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.94)	(0.63)	(0.88)	(0.27)	(1.27)
Net Asset Value, End of Period	$12.85	$13.96	$14.20	$13.91	$12.64
Total Return*	(1.67)%	3.41%	8.38%	12.44%	(3.20)%
Net Assets, End of Period (in thousands)	$1,539	$2,157	$2,034	$2,533	$2,355
Average Net Assets for the Period (in thousands)	$1,879	$2,446	$2,398	$2,488	$2,736
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.61%	0.65%	0.61%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.61%	0.64%	0.61%	0.63%
Ratio of Net Investment Income/(Loss)(2)	1.30%	0.96%	1.53%	0.90%	0.73%
Portfolio Turnover Rate	49%	9%	12%	35%	6%

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.14	$14.37	$14.06	$12.78	$14.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.17	0.24	0.16	0.17
Net realized and unrealized gain/(loss)	(0.32)	0.26	0.99	1.43	(0.60)
Total from Investment Operations	(0.13)	0.43	1.23	1.59	(0.43)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.18)	(0.29)	(0.16)	(0.15)
Distributions (from capital gains)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.99)	(0.66)	(0.92)	(0.31)	(1.30)
Net Asset Value, End of Period	$13.02	$14.14	$14.37	$14.06	$12.78
Total Return*	(1.37)%	3.61%	8.74%	12.77%	(2.94)%
Net Assets, End of Period (in thousands)	$13,330	$16,624	$19,131	$18,491	$17,505
Average Net Assets for the Period (in thousands)	$15,095	$17,721	$18,582	$17,409	$19,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.38%	0.37%	0.36%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.36%	0.34%	0.33%	0.30%
Ratio of Net Investment Income/(Loss)(2)	1.43%	1.20%	1.63%	1.17%	1.25%
Portfolio Turnover Rate	49%	9%	12%	35%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

18	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

20	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

22	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $905.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $656.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 41,191	$ 5,559,268	$ -	$ -	$ -	$ (3,497)	$ 19,041,073

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 203,633,924	$23,757,261	$ (4,716,188)	$ 19,041,073

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,289,632	$ 13,693,928	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,115,996	$ 8,617,866	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 268,970	$ (64,033)	$ (204,937)

Capital has been adjusted by $268,970, including $204,937 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

24	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

4. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	55,720	$ 767,414	56,449	$ 767,410
Reinvested dividends and distributions	23,350	323,395	17,170	211,882
Shares repurchased	(85,125)	(1,126,531)	(53,455)	(734,640)
Net Increase/(Decrease)	(6,055)	$ (35,722)	20,164	$ 244,652
Class C Shares:
Shares sold	28,299	$ 382,832	99,606	$ 1,321,305
Reinvested dividends and distributions	26,832	364,921	23,732	287,871
Shares repurchased	(178,300)	(2,330,191)	(156,374)	(2,069,064)
Net Increase/(Decrease)	(123,169)	$(1,582,438)	(33,036)	$ (459,888)
Class D Shares:
Shares sold	621,258	$ 8,187,237	551,476	$ 7,617,171
Reinvested dividends and distributions	993,236	13,865,577	763,411	9,489,204
Shares repurchased	(1,752,931)	(23,445,769)	(2,094,267)	(29,181,633)
Net Increase/(Decrease)	(138,437)	$(1,392,955)	(779,380)	$(12,075,258)
Class I Shares:
Shares sold	230,663	$ 3,200,129	793,078	$ 11,221,288
Reinvested dividends and distributions	72,767	1,015,096	57,416	713,109
Shares repurchased	(475,410)	(6,274,534)	(778,249)	(10,817,352)
Net Increase/(Decrease)	(171,980)	$(2,059,309)	72,245	$ 1,117,045
Class S Shares:
Shares sold	9,319	$ 125,174	52,862	$ 741,199
Reinvested dividends and distributions	10,051	138,501	9,327	114,440
Shares repurchased	(54,170)	(748,007)	(50,876)	(695,915)
Net Increase/(Decrease)	(34,800)	$ (484,332)	11,313	$ 159,724
Class T Shares:
Shares sold	332,538	$ 4,535,916	454,167	$ 6,391,038
Reinvested dividends and distributions	78,022	1,087,633	64,570	801,963
Shares repurchased	(562,090)	(7,557,931)	(675,052)	(9,334,488)
Net Increase/(Decrease)	(151,530)	$(1,934,382)	(156,315)	$ (2,141,487)

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 115,536,899	$ 132,301,959	$ -	$ -

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

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Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements

7. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

26	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund - Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Growth (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$13,898,865
Foreign Taxes Paid	$194,351
Foreign Source Income	$1,073,532
Dividends Received Deduction Percentage	37%
Qualified Dividend Income Percentage	79%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

48	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

50	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund – Growth	9/14-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

52	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Growth

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	53

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93021 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This Fund of Funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Moderate’s Class I Shares returned 0.88% for the 12-month period ended June 30, 2020. This compares with a return of 2.11% for its primary benchmark, the MSCI All Country World IndexSM, and a 3.42% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

Financial markets endured a turbulent period as the global economy reacted to the sharp curtailment in activity due to the rapid spread of the COVID-19 coronavirus. After having softened earlier in the period, riskier assets rallied on expectations that a viable solution to the U.S.-China trade impasse would be found. After reaching record highs, U.S. stocks – along with global equities – quickly entered bear-market territory as the pandemic spread. Interest rates plummeted on the flight to safety and substantial reductions in benchmark rates by monetary authorities. Investment-grade corporate credits incurred temporary losses as the difference between their yields and those on risk-free benchmarks widened considerably. By the end of the period, riskier assets recovered much of their lost ground as investors were comforted by the scale of government and central bank initiatives aimed at supporting the global economy.

PERFORMANCE DISCUSSION

Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are monitored and rebalanced continually. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Weighing most on performance were the Janus Henderson Small-Cap Value Fund and the Janus Henderson Large-Cap Value Fund. Value stocks have trailed growth stocks over the past several years, and this dynamic was exacerbated during the March sell-off as expectations for economic growth fell considerably. Contributing most to results were the Janus Henderson Global Bond Fund and the Janus Henderson Flexible Bond Fund. Bond markets were buoyed first by significant interest rate cuts by global monetary authorities and then by a rally in investment-grade corporate credits and central banks sought to support that market.

OUTLOOK

We believe significant risks lay ahead that the market may be ignoring. Among these are a potentially disappointing next round of stimulus put forth by the U.S. Congress, a Biden victory in the presidential election, permanent unemployment and a virus that is showing great resilience, with a vaccine that may arrive later rather than sooner.

The U.S. political landscape is much more divided than it was in March. This poses a greater challenge for an additional large fiscal package. Furthermore, with the U.S. presidential election around the corner, time is not a friend. Should a package not be agreed upon within the next few weeks, there is a risk that any fiscal action would get delayed until after the election.

Unemployment remains at high levels. There is no doubt that we have seen significant improvement in labor data, but the fact is the numbers are dire. Changes are important, but so are levels. Sustained unemployment leads to permanent job losses, which in turn leads to permanently lower consumption.

Lastly, the virus has neither disappeared nor has it taken a break. As we enter the fall, we may see an even bigger wave of infections unfold, impacting school openings and

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

business travel. The hope of a vaccine being available by the end of this year or early 2021 is still fraught with risk. A vaccine has never been developed this quickly and drugs are notorious for failing phase 3 trials after stellar phase 1 and 2 results.

Thank you for investing in Janus Henderson Global Allocation Fund – Moderate.

2	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

June 30, 2020

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	26.3%
Janus Henderson Multi-Sector Income Fund - Class N Shares	8.2
Janus Henderson Flexible Bond Fund - Class N Shares	5.8
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson Emerging Markets Fund - Class N Shares	4.9
Janus Henderson Overseas Fund - Class N Shares	4.8
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	4.6
Janus Henderson Forty Fund - Class N Shares	4.6
Janus Henderson Enterprise Fund - Class N Shares	4.6
Janus Henderson Large Cap Value Fund - Class N Shares	4.4
Janus Henderson Triton Fund - Class N Shares	4.0
Janus Henderson Contrarian Fund - Class N Shares	3.8
Janus Henderson Mid Cap Value Fund - Class N Shares	3.4
Janus Henderson Small Cap Value Fund - Class N Shares	3.3
Janus Henderson International Value Fund - Class N Shares	2.9
Janus Henderson Global Select Fund - Class N Shares	2.9
Janus Henderson Asia Equity Fund - Class N Shares	1.7
Janus Henderson Global Real Estate Fund - Class N Shares	1.7
Janus Henderson International Managed Volatility Fund - Class N Shares	1.6
Janus Henderson Global Research Fund - Class N Shares	1.0
Janus Henderson European Focus Fund - Class N Shares	0.3

Asset Allocation - (% of Net Assets)
Equity Funds	59.7%
Fixed Income Funds	40.3%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	0.60%	3.62%	6.01%	5.56%	1.15%	1.15%
Class A Shares at MOP	-5.21%	2.40%	5.38%	5.13%
Class C Shares at NAV	-0.06%	2.98%	5.28%	4.82%	1.91%	1.91%
Class C Shares at CDSC	-1.02%	2.98%	5.28%	4.82%
Class D Shares(1)	0.84%	3.82%	6.21%	5.76%	0.99%	0.96%
Class I Shares	0.88%	3.87%	6.26%	5.80%	0.92%	0.92%
Class S Shares	0.47%	3.46%	5.84%	5.35%	1.30%	1.30%
Class T Shares	0.76%	3.76%	6.13%	5.70%	1.08%	1.07%
MSCI All Country World Index	2.11%	6.46%	9.16%	5.87%
Global Moderate Allocation Index	3.42%	5.54%	6.79%	5.33%
Morningstar Quartile - Class T Shares	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	149/488	150/410	120/296	45/222

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 1, 2020, Ashwin Alankar is sole Portfolio Manager of the Fund.

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)††
Class A Shares	$1,000.00	$963.20	$2.10	$1,000.00	$1,022.73	$2.16	0.43%
Class C Shares	$1,000.00	$960.30	$5.80	$1,000.00	$1,018.95	$5.97	1.19%
Class D Shares	$1,000.00	$964.20	$1.27	$1,000.00	$1,023.57	$1.31	0.26%
Class I Shares	$1,000.00	$964.90	$1.03	$1,000.00	$1,023.82	$1.06	0.21%
Class S Shares	$1,000.00	$962.90	$3.03	$1,000.00	$1,021.78	$3.12	0.62%
Class T Shares	$1,000.00	$964.10	$1.71	$1,000.00	$1,023.12	$1.76	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2020

Shares		Value
Investment Companies£ – 100.0%
Equity Funds – 59.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,105,829	$10,881,356
Janus Henderson Asia Equity Fund - Class N Shares	345,100	3,678,761
Janus Henderson Contrarian Fund - Class N Shares	400,920	8,114,612
Janus Henderson Emerging Markets Fund - Class N Shares	1,132,779	10,296,961
Janus Henderson Enterprise Fund - Class N Shares	71,710	9,605,504
Janus Henderson European Focus Fund - Class N Shares	18,823	572,788
Janus Henderson Forty Fund - Class N Shares	220,969	9,629,828
Janus Henderson Global Real Estate Fund - Class N Shares	308,167	3,593,225
Janus Henderson Global Research Fund - Class N Shares	26,203	2,126,642
Janus Henderson Global Select Fund - Class N Shares	428,615	6,064,905
Janus Henderson International Managed Volatility Fund - Class N Shares	410,932	3,332,659
Janus Henderson International Value Fund - Class N Shares	711,646	6,113,040
Janus Henderson Large Cap Value Fund - Class N Shares	786,055	9,299,029
Janus Henderson Mid Cap Value Fund - Class N Shares	549,374	7,136,371
Janus Henderson Overseas Fund - Class N Shares	333,593	10,104,528
Janus Henderson Small Cap Value Fund - Class N Shares	402,066	7,036,158
Janus Henderson Triton Fund - Class N Shares	287,689	8,504,099
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	855,728	9,703,953
		125,794,419
Fixed Income Funds – 40.3%
Janus Henderson Flexible Bond Fund - Class N Shares	1,092,662	12,172,250
Janus Henderson Global Bond Fund - Class N Shares	5,478,776	55,280,847
Janus Henderson Multi-Sector Income Fund - Class N Shares	1,834,810	17,357,302
		84,810,399
Total Investments (total cost $192,777,752) – 100.0%		210,604,818
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(77,796)
Net Assets – 100%		$210,527,022

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Investment Companies - 100.0%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$(1,068,909)	$7,698	$648,149	$-
Equity Funds - 59.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	278,463	8,115	7,655	(651,807)	10,881,356
Janus Henderson Asia Equity Fund - Class N Shares	26,614	(62,693)	-	(79,173)	3,678,761
Janus Henderson Contrarian Fund - Class N Shares	228,997	(144,875)	890,565	(404,157)	8,114,612
Janus Henderson Emerging Markets Fund - Class N Shares	96,152	(390,706)	-	(606,280)	10,296,961
Janus Henderson Enterprise Fund - Class N Shares	19,668	524,824	267,988	(1,006,428)	9,605,504
Janus Henderson European Focus Fund - Class N Shares	-	(27,384)	-	(3,958)	572,788
Janus Henderson Forty Fund - Class N Shares	9,527	235,108	164,302	623,955	9,629,828
Janus Henderson Global Real Estate Fund - Class N Shares	110,988	1,680,252	23,908	(2,064,277)	3,593,225
Janus Henderson Global Research Fund - Class N Shares	57,014	1,346,562	167,586	(1,253,880)	2,126,642
Janus Henderson Global Select Fund - Class N Shares	150,935	227,283	390,264	(512,139)	6,064,905
Janus Henderson International Managed Volatility Fund - Class N Shares	499,157	1,224,780	-	(1,819,464)	3,332,659
Janus Henderson International Value Fund - Class N Shares	277,295	(202,904)	91,998	(887,901)	6,113,040
Janus Henderson Large Cap Value Fund - Class N Shares	172,766	(311,674)	344,040	(1,456,755)	9,299,029
Janus Henderson Mid Cap Value Fund - Class N Shares	85,774	(142,660)	106,949	(869,373)	7,136,371
Janus Henderson Overseas Fund - Class N Shares	352,155	735,764	-	(1,111,775)	10,104,528
Janus Henderson Small Cap Value Fund - Class N Shares	50,802	83,287	-	(1,489,366)	7,036,158
Janus Henderson Triton Fund - Class N Shares	-	169,615	269,175	(866,295)	8,504,099
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	89,036	211,607	252,878	(275,706)	9,703,953
Total Equity Funds	$2,505,343	$5,164,301	$2,977,308	$(14,734,779)	$125,794,419
Fixed Income Funds - 40.3%
Janus Henderson Flexible Bond Fund - Class N Shares	450,686	617,172	-	723,108	12,172,250
Janus Henderson Global Bond Fund - Class N Shares	512,359	122,506	-	2,962,883	55,280,847
Janus Henderson Multi-Sector Income Fund - Class N Shares	72,037	2,377	-	292,056	17,357,302
Janus Henderson Short-Term Bond Fund - Class N Shares	171,335	268,636	-	(223,936)	-
Total Fixed Income Funds	$1,206,417	$1,010,691	$-	$3,754,111	$84,810,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2020

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Total Affiliated Investments - 100.0%	$3,711,760	$5,106,083	$2,985,006	$(10,332,519)	$210,604,818

(1) For securities that were affiliated for a portion of the year ended June 30, 2020, this column reflects amounts for the entire year ended June 30, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments

June 30, 2020

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 100.0%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	24,565,129	168,940	(24,313,309)	-
Equity Funds - 59.7%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	12,750,747	580,096	(1,805,795)	10,881,356
Janus Henderson Asia Equity Fund - Class N Shares	2,426,881	2,089,012	(695,266)	3,678,761
Janus Henderson Contrarian Fund - Class N Shares	5,644,228	5,316,726	(2,297,310)	8,114,612
Janus Henderson Emerging Markets Fund - Class N Shares	6,638,508	7,972,807	(3,317,368)	10,296,961
Janus Henderson Enterprise Fund - Class N Shares	8,389,053	4,701,813	(3,003,758)	9,605,504
Janus Henderson European Focus Fund - Class N Shares	-	1,161,355	(557,225)	572,788
Janus Henderson Forty Fund - Class N Shares	3,721,557	7,066,395	(2,017,187)	9,629,828
Janus Henderson Global Real Estate Fund - Class N Shares	7,529,626	2,797,437	(6,349,813)	3,593,225
Janus Henderson Global Research Fund - Class N Shares	8,662,110	278,033	(6,906,183)	2,126,642
Janus Henderson Global Select Fund - Class N Shares	8,511,546	3,724,684	(5,886,469)	6,064,905
Janus Henderson International Managed Volatility Fund - Class N Shares	10,044,189	2,452,176	(8,569,022)	3,332,659
Janus Henderson International Value Fund - Class N Shares	10,085,401	495,023	(3,376,579)	6,113,040
Janus Henderson Large Cap Value Fund - Class N Shares	11,710,282	1,696,858	(2,339,682)	9,299,029
Janus Henderson Mid Cap Value Fund - Class N Shares	4,064,750	5,029,803	(946,149)	7,136,371
Janus Henderson Overseas Fund - Class N Shares	17,875,327	561,311	(7,956,099)	10,104,528
Janus Henderson Small Cap Value Fund - Class N Shares	6,362,284	5,028,215	(2,948,262)	7,036,158
Janus Henderson Triton Fund - Class N Shares	6,949,287	3,402,282	(1,150,790)	8,504,099
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	9,272,590	1,950,808	(1,455,346)	9,703,953
Fixed Income Funds - 40.3%
Janus Henderson Flexible Bond Fund - Class N Shares	-	30,782,528	(19,950,558)	12,172,250
Janus Henderson Global Bond Fund - Class N Shares	65,491,882	2,261,596	(15,558,020)	55,280,847
Janus Henderson Multi-Sector Income Fund - Class N Shares	-	17,208,093	(145,224)	17,357,302
Janus Henderson Short-Term Bond Fund - Class N Shares	6,741,800	7,085,667	(13,872,167)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$125,794,419	$-	$-
Fixed Income Funds	84,810,399	-	-
Total Assets	$210,604,818	$-	$-

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities

June 30, 2020

Assets:
Affiliated investments, at value(1)	$210,604,818
Cash	13
Non-interested Trustees' deferred compensation	4,325
Receivables:
Dividends	195,194
Fund shares sold	124,504
Due from adviser	11,326
Other assets	684
Total Assets	210,940,864
Liabilities:
Payables:	—
Investments purchased	214,859
Fund shares repurchased	83,429
Professional fees	34,172
Transfer agent fees and expenses	30,450
Printing fees	9,890
Advisory fees	8,648
12b-1 Distribution and shareholder servicing fees	5,546
Non-interested Trustees' deferred compensation fees	4,325
Non-affiliated fund administration fees payable	3,322
Custodian fees	2,343
Non-interested Trustees' fees and expenses	1,131
Accrued expenses and other payables	15,727
Total Liabilities	413,842
Net Assets	$210,527,022
Net Assets Consist of:
Capital (par value and paid-in surplus)	$189,889,879
Total distributable earnings (loss)	20,637,143
Total Net Assets	$210,527,022
Net Assets - Class A Shares	$8,164,833
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	664,127
Net Asset Value Per Share(2)	$12.29
Maximum Offering Price Per Share(3)	$13.04
Net Assets - Class C Shares	$4,381,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	361,860
Net Asset Value Per Share(2)	$12.11
Net Assets - Class D Shares	$178,201,654
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,396,015
Net Asset Value Per Share	$12.38
Net Assets - Class I Shares	$4,551,047
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	368,017
Net Asset Value Per Share	$12.37
Net Assets - Class S Shares	$1,247,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	102,351
Net Asset Value Per Share	$12.19
Net Assets - Class T Shares	$13,981,117
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,133,007
Net Asset Value Per Share	$12.34

(1) Includes cost of $192,777,752.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends from affiliates	$3,711,760
Total Investment Income	3,711,760
Expenses:
Advisory fees	112,068
12b-1 Distribution and shareholder servicing fees:
Class A Shares	22,657
Class C Shares	50,766
Class S Shares	4,823
Transfer agent administrative fees and expenses:
Class D Shares	222,510
Class S Shares	4,823
Class T Shares	39,320
Transfer agent networking and omnibus fees:
Class A Shares	3,189
Class C Shares	4,209
Class I Shares	3,977
Other transfer agent fees and expenses:
Class A Shares	746
Class C Shares	413
Class D Shares	31,782
Class I Shares	286
Class S Shares	47
Class T Shares	321
Registration fees	83,593
Shareholder reports expense	46,169
Professional fees	34,500
Custodian fees	5,008
Non-interested Trustees’ fees and expenses	4,742
Other expenses	16,529
Total Expenses	692,478
Less: Excess Expense Reimbursement and Waivers	(38,556)
Net Expenses	653,922
Net Investment Income/(Loss)	3,057,838
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	5,106,083
Capital gain distributions from underlying funds	2,985,006
Total Net Realized Gain/(Loss) on Investments	8,091,089
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	(10,332,519)
Total Change in Unrealized Net Appreciation/Depreciation	(10,332,519)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$816,408

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$3,057,838	$2,021,449
Net realized gain/(loss) on investments	8,091,089	7,130,803
Change in unrealized net appreciation/depreciation	(10,332,519)	(1,449,573)
Net Increase/(Decrease) in Net Assets Resulting from Operations	816,408	7,702,679
Dividends and Distributions to Shareholders:
Class A Shares	(534,028)	(399,784)
Class C Shares	(253,266)	(227,468)
Class D Shares	(10,744,813)	(8,696,406)
Class I Shares	(295,660)	(274,396)
Class S Shares	(122,172)	(103,457)
Class T Shares	(882,583)	(758,051)
Net Decrease from Dividends and Distributions to Shareholders	(12,832,522)	(10,459,562)
Capital Share Transactions:
Class A Shares	(635,056)	(528,231)
Class C Shares	(1,561,395)	(1,051,742)
Class D Shares	(8,909,040)	(13,592,425)
Class I Shares	(723,000)	(1,174,275)
Class S Shares	(864,798)	(451,111)
Class T Shares	(2,093,162)	(526,093)
Net Increase/(Decrease) from Capital Share Transactions	(14,786,451)	(17,323,877)
Net Increase/(Decrease) in Net Assets	(26,802,565)	(20,080,760)
Net Assets:
Beginning of period	237,329,587	257,410,347
End of period	$210,527,022	$237,329,587

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.90	$13.07	$13.14	$12.20	$13.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.09	0.18	0.12	0.14
Net realized and unrealized gain/(loss)	(0.06)	0.28	0.67	1.01	(0.35)
Total from Investment Operations	0.10	0.37	0.85	1.13	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.10)	(0.21)	(0.11)	(0.13)
Distributions (from capital gains)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.71)	(0.54)	(0.92)	(0.19)	(1.08)
Net Asset Value, End of Period	$12.29	$12.90	$13.07	$13.14	$12.20
Total Return*	0.60%	3.32%	6.53%	9.47%	(1.45)%
Net Assets, End of Period (in thousands)	$8,165	$9,529	$10,021	$10,563	$13,911
Average Net Assets for the Period (in thousands)	$9,063	$9,899	$10,557	$12,118	$13,573
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.41%	0.45%	0.46%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.41%	0.45%	0.46%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)(2)	1.29%	0.68%	1.34%	0.93%	1.13%
Portfolio Turnover Rate	51%	6%	14%	32%	5%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.70	$12.86	$12.95	$12.02	$13.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.01	0.10	0.03	0.10
Net realized and unrealized gain/(loss)	(0.05)	0.27	0.64	1.01	(0.35)
Total from Investment Operations	0.01	0.28	0.74	1.04	(0.25)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—(3)	(0.12)	(0.03)	(0.07)
Distributions (from capital gains)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.60)	(0.44)	(0.83)	(0.11)	(1.02)
Net Asset Value, End of Period	$12.11	$12.70	$12.86	$12.95	$12.02
Total Return*	(0.06)%	2.57%	5.74%	8.77%	(1.77)%
Net Assets, End of Period (in thousands)	$4,381	$6,211	$7,341	$8,036	$9,432
Average Net Assets for the Period (in thousands)	$5,235	$6,648	$8,036	$8,504	$10,518
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.18%	1.14%	1.13%	1.10%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.18%	1.14%	1.13%	1.10%	0.77%
Ratio of Net Investment Income/(Loss)(2)	0.45%	0.08%	0.73%	0.25%	0.78%
Portfolio Turnover Rate	51%	6%	14%	32%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.98	$13.16	$13.22	$12.28	$13.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.11	0.21	0.14	0.16
Net realized and unrealized gain/(loss)	(0.05)	0.28	0.68	1.02	(0.35)
Total from Investment Operations	0.13	0.39	0.89	1.16	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	(0.24)	(0.14)	(0.15)
Distributions (from capital gains)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.73)	(0.57)	(0.95)	(0.22)	(1.10)
Net Asset Value, End of Period	$12.38	$12.98	$13.16	$13.22	$12.28
Total Return*	0.84%	3.44%	6.77%	9.67%	(1.26)%
Net Assets, End of Period (in thousands)	$178,202	$196,873	$212,763	$212,552	$222,254
Average Net Assets for the Period (in thousands)	$187,271	$199,360	$218,363	$214,793	$229,378
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.27%	0.29%	0.27%	0.26%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	1.40%	0.88%	1.56%	1.09%	1.28%
Portfolio Turnover Rate	51%	6%	14%	32%	5%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.97	$13.15	$13.22	$12.28	$13.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.11	0.20	0.15	0.17
Net realized and unrealized gain/(loss)	(0.05)	0.29	0.69	1.02	(0.35)
Total from Investment Operations	0.14	0.40	0.89	1.17	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.14)	(0.25)	(0.15)	(0.16)
Distributions (from capital gains)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.74)	(0.58)	(0.96)	(0.23)	(1.11)
Net Asset Value, End of Period	$12.37	$12.97	$13.15	$13.22	$12.28
Total Return*	0.88%	3.53%	6.77%	9.73%	(1.20)%
Net Assets, End of Period (in thousands)	$4,551	$5,533	$6,856	$4,457	$3,740
Average Net Assets for the Period (in thousands)	$4,907	$5,905	$5,072	$4,244	$4,214
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.22%	0.20%	0.21%	0.22%
Ratio of Net Investment Income/(Loss)(2)	1.47%	0.85%	1.50%	1.19%	1.36%
Portfolio Turnover Rate	51%	6%	14%	32%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.79	$12.97	$13.05	$12.12	$13.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.06	0.16	0.09	0.11
Net realized and unrealized gain/(loss)	(0.07)	0.29	0.66	1.02	(0.34)
Total from Investment Operations	0.08	0.35	0.82	1.11	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	(0.19)	(0.10)	(0.10)
Distributions (from capital gains)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.68)	(0.53)	(0.90)	(0.18)	(1.05)
Net Asset Value, End of Period	$12.19	$12.79	$12.97	$13.05	$12.12
Total Return*	0.47%	3.14%	6.31%	9.30%	(1.57)%
Net Assets, End of Period (in thousands)	$1,247	$2,217	$2,695	$2,821	$2,574
Average Net Assets for the Period (in thousands)	$1,929	$2,482	$2,722	$2,702	$2,927
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.60%	0.64%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.60%	0.62%	0.60%	0.61%
Ratio of Net Investment Income/(Loss)(2)	1.17%	0.51%	1.17%	0.72%	0.88%
Portfolio Turnover Rate	51%	6%	14%	32%	5%

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.94	$13.12	$13.19	$12.25	$13.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.10	0.21	0.13	0.16
Net realized and unrealized gain/(loss)	(0.04)	0.28	0.66	1.02	(0.34)
Total from Investment Operations	0.12	0.38	0.87	1.15	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.12)	(0.23)	(0.13)	(0.15)
Distributions (from capital gains)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.72)	(0.56)	(0.94)	(0.21)	(1.10)
Net Asset Value, End of Period	$12.34	$12.94	$13.12	$13.19	$12.25
Total Return*	0.76%	3.38%	6.64%	9.60%	(1.23)%
Net Assets, End of Period (in thousands)	$13,981	$16,966	$17,735	$18,793	$20,446
Average Net Assets for the Period (in thousands)	$15,728	$17,106	$18,214	$19,231	$22,603
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.38%	0.37%	0.36%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.34%	0.33%	0.32%	0.27%
Ratio of Net Investment Income/(Loss)(2)	1.29%	0.79%	1.50%	1.03%	1.27%
Portfolio Turnover Rate	51%	6%	14%	32%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and

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Notes to Financial Statements

losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

20	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

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Notes to Financial Statements

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $1,733.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $36.

3. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 512,103	$ 4,110,686	$ -	$ -	$ -	$ (3,077)	$ 16,017,431

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 194,587,387	$19,104,409	$ (3,086,978)	$ 16,017,431

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,725,686	$ 10,106,836	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,674,085	$ 7,785,477	$ -	$ -

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Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 192,532	$ (53,427)	$ (139,105)

Capital has been adjusted by $192,532, including $139,105 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

4. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	114,268	$ 1,425,723	253,700	$ 3,007,465
Reinvested dividends and distributions	41,697	531,217	26,535	308,602
Shares repurchased	(230,672)	(2,591,996)	(307,928)	(3,844,298)
Net Increase/(Decrease)	(74,707)	$ (635,056)	(27,693)	$ (528,231)
Class C Shares:
Shares sold	23,082	$ 270,595	80,571	$ 995,967
Reinvested dividends and distributions	18,697	235,580	18,629	214,042
Shares repurchased	(168,881)	(2,067,570)	(180,893)	(2,261,751)
Net Increase/(Decrease)	(127,102)	$(1,561,395)	(81,693)	$ (1,051,742)
Class D Shares:
Shares sold	711,446	$ 8,880,092	551,467	$ 6,976,569
Reinvested dividends and distributions	828,093	10,616,150	734,746	8,589,180
Shares repurchased	(2,309,730)	(28,405,282)	(2,291,160)	(29,158,174)
Net Increase/(Decrease)	(770,191)	$(8,909,040)	(1,004,947)	$(13,592,425)
Class I Shares:
Shares sold	126,694	$ 1,636,302	76,178	$ 967,927
Reinvested dividends and distributions	23,047	295,000	23,419	273,536
Shares repurchased	(208,436)	(2,654,302)	(194,186)	(2,415,738)
Net Increase/(Decrease)	(58,695)	$ (723,000)	(94,589)	$ (1,174,275)
Class S Shares:
Shares sold	11,132	$ 138,731	14,062	$ 175,376
Reinvested dividends and distributions	9,666	122,172	8,965	103,457
Shares repurchased	(91,849)	(1,125,701)	(57,413)	(729,944)
Net Increase/(Decrease)	(71,051)	$ (864,798)	(34,386)	$ (451,111)
Class T Shares:
Shares sold	448,006	$ 5,590,059	364,391	$ 4,655,072
Reinvested dividends and distributions	67,252	860,151	63,338	738,525
Shares repurchased	(692,927)	(8,543,372)	(468,580)	(5,919,690)
Net Increase/(Decrease)	(177,669)	$(2,093,162)	(40,851)	$ (526,093)

24	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements

5. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 113,811,657	$ 135,002,617	$ -	$ -

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

7. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Allocation Fund - Moderate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Allocation Fund – Moderate

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Allocation Fund - Moderate (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

26	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	27

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

28	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

30	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

32	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$10,245,941
Foreign Taxes Paid	$139,416
Foreign Source Income	$769,828
Dividends Received Deduction Percentage	29%
Qualified Dividend Income Percentage	63%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	49

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

50	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Henderson Global Allocation Fund – Moderate	9/14-Present

Head of Global Asset Allocation of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	51

Janus Henderson Global Allocation Fund - Moderate

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52	JUNE 30, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage1

Janus Investment Fund	53

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93022 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Global Bond Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven, corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements top-down decision making, seeking to provide a sustainable competitive advantage.

Helen Anthony co-portfolio manager	Nick Maroutsos co-portfolio manager	Andrew Mulliner co-portfolio manager	Christopher Diaz co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2020, Janus Henderson Global Bond Fund’s Class I Shares returned 6.47% compared with 4.22% for the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

MARKET ENVIRONMENT
In the first half of the period, accommodative central banks and stabilization in global economic indicators increased the appetite for riskier assets including corporate credit. Clarity on the Brexit process and progress in U.S.-China trade relations also supported corporate bonds. However, in early 2020, the exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty as governments around the world restricted travel and social activity to help contain the virus. Risk markets faced a sell-off of historic proportions. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after the OPEC and Russia failed to agree on production cutbacks.

Across the globe, central bank and government stimulus action was swift and aggressive. These actions, particularly those of the Federal Reserve (Fed), supported financial markets and corporations and contributed to a rapid improvement in liquidity conditions. The staggering levels of monetary and fiscal stimulus, coupled with optimism on the reopening of economies, bolstered investor confidence later in the period, although volatility remained high.

Over the year, government bond yields across much of the developed world fell. The benchmark 10-year Treasury yield closed June at 0.66%, down from 2.01%. Corporate and securitized credit were volatile, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically intra-period. Central bank support helped credit retrace some of its losses. Global investment-grade corporate bonds ultimately generated positive returns, while their high-yield counterparts generated negative returns.

PERFORMANCE DISCUSSION
The Fund started the period underweight investment-grade corporate bonds and overweight interest-rate duration (a measure of interest rate risk), given what we viewed as lofty valuations and the unlikelihood of steady economic growth in 2020. As the period progressed, we shifted some of our developed world duration to emerging markets, with a focus on countries in which we expected softer economic conditions and falling interest rates, but we maintained our overall defensive stance. We were not planning for a shock of the COVID-19 nature, but we were relatively well positioned for it. Following March’s severe sell-off, we were able to identify what we deemed to be attractive opportunities in higher-quality companies positioned to navigate elevated economic uncertainty. As global central banks’ commitment to supporting credit markets solidified, new cases of COVID-19 slowed and economies began to reopen, we gained the confidence to move overweight corporate credit, increasing our allocation by nearly 25% from the start of the period. To accommodate that shift, we reduced our allocations to U.S. Treasuries – where we believe near-zero policy rates limit the potential for further upside – and agency mortgage-backed securities (MBS), though our outlook for MBS remains positive.

These decisions proved beneficial to relative outperformance, with positioning in investment-grade corporate credit among our strongest contributors. The Fund’s allocations to government-related emerging market issuers, agency MBS and sovereign bonds also aided results. At the issuer level, our shift from overweight to underweight (allocation and duration) in Treasuries was the top contributor to relative performance.

Our positioning in Italian sovereign bonds (BTPS) faced challenges for much of the period, and was the largest detractor at the issuer level. Early on the market

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

expressed concern around a potential referendum that could upend the government, and amid the March sell-off, BTPS traded – as they tend to do – in line with riskier assets and weighed on performance. However, we expected BTPS to benefit from asset purchases by the European Central Bank (ECB), and they did regain ground in the latter months of the period.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK
We are encouraged by the commitment shown by central banks globally to support bond markets and anticipate regional fiscal authorities will continue intervening as needed. With this support, world economic growth could accelerate off recent lows for the next few quarters but, even still, it will take years before economies fully recover. Unfortunately, the health care crisis does not have the same backstop, and additional waves of COVID-19 still have the potential to reduce economic activity, with the U.S. and UK the most vulnerable. While another set of large-scale lockdowns seems unlikely, uncertainty will remain high, and we expect volatility to accompany it. Further, other risks to market sentiment are on our radar, including a resumption of trade tensions with China and the upcoming U.S. elections.

We intend to remain cautious in our sector and security selection in global credit markets, favoring investment-grade credit primarily due to the more explicit support for this market from policy makers, but also due to the generally stronger balance sheets of the sector’s issuers. In our view, the yield over Treasuries in agency MBS and the explicit support from the Fed could create attractive investment opportunities in the asset class. In terms of sovereign exposure, we have removed much of our interest rate overweight in the developed world given our doubts that others will follow Europe in allowing yields to turn negative. We continue to look for duration opportunities in emerging markets where we expect rates to fall.

As we navigate these challenging markets, we will continue to adhere to our process of blending bottom-up corporate and sovereign fundamental research with top-down decision-making to construct a dynamic and diversified portfolio with a disciplined risk management overlay.

Thank you for investing in Janus Henderson Global Bond Fund.

2	JUNE 30, 2020

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.40%	0.69%
Class A Shares MOP	0.38%	0.66%
Class C Shares**	-0.36%	-0.06%
Class D Shares	0.73%	0.88%
Class I Shares	0.80%	0.91%
Class N Shares	0.92%	1.02%
Class S Shares	-1.79%	0.52%
Class T Shares	0.67%	0.77%
Weighted Average Maturity		9.9 Years
Average Effective Duration***		8.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	3.7%
AA	24.7%
A	17.8%
BBB	18.0%
BB	0.1%
Not Rated	31.9%
Other	3.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	39.2%
Corporate Bonds	29.3%
Mortgage-Backed Securities	11.7%
United States Treasury Notes/Bonds	7.9%
Investment Companies	4.9%
Inflation-Indexed Bonds	4.4%
Asset-Backed/Commercial Mortgage-Backed Securities	3.0%
OTC Purchased Options – Puts	0.0%
Other	(0.4)%
100.0%

Emerging markets comprised 17.0% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	6.20%	2.81%	2.96%	1.33%	0.96%
Class A Shares at MOP	1.15%	1.81%	2.43%
Class C Shares at NAV	5.41%	2.06%	2.20%	2.04%	1.69%
Class C Shares at CDSC	4.41%	2.06%	2.20%
Class D Shares(1)	6.43%	2.99%	3.11%	1.00%	0.75%
Class I Shares	6.47%	3.07%	3.20%	0.88%	0.69%
Class N Shares	6.69%	3.17%	3.19%	0.77%	0.59%
Class S Shares	5.92%	2.76%	2.88%	2.07%	1.10%
Class T Shares	6.32%	2.93%	3.04%	1.07%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	4.22%	3.56%	2.50%
Morningstar Quartile - Class I Shares	1st	2nd	1st
Morningstar Ranking - based on total returns for World Bond Funds	5/213	71/190	21/168

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2020

Janus Henderson Global Bond Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 30, 2020, Helen Anthony, Chris Diaz, Nick Maroutsos and Andrew Mulliner are Co-Portfolios Managers of the Fund.

*The Fund’s inception date – December 28, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$1,054.80	$4.80	$1,000.00	$1,020.19	$4.72	0.94%
Class C Shares	$1,000.00	$1,050.90	$8.57	$1,000.00	$1,016.51	$8.42	1.68%
Class D Shares	$1,000.00	$1,055.90	$3.78	$1,000.00	$1,021.18	$3.72	0.74%
Class I Shares	$1,000.00	$1,056.20	$3.53	$1,000.00	$1,021.43	$3.47	0.69%
Class N Shares	$1,000.00	$1,056.70	$3.02	$1,000.00	$1,021.93	$2.97	0.59%
Class S Shares	$1,000.00	$1,053.90	$5.72	$1,000.00	$1,019.29	$5.62	1.12%
Class T Shares	$1,000.00	$1,055.30	$4.34	$1,000.00	$1,020.64	$4.27	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 3.0%
JP Morgan Mortgage Trust 2019-1 A15, 4.0000%, 5/25/49 (144A)‡	$1,053,445		$1,075,522
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	860,594		876,828
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.2930%, 3/13/46‡	811,516	GBP	1,004,366
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0138%, 12/5/59 (144A)‡	529,286		525,404
RMAC Securities No 1 2006-NS3X PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.3476%, 6/12/44‡	730,735	GBP	847,818
RMAC Securities No 1 2006-NS4X PLC,
ICE LIBOR GBP 3 Month + 0.1700%, 0.3676%, 6/12/44‡	737,640	GBP	859,913
RMAC Securities No 1 PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.6103%, 6/12/44‡	209,693	GBP	244,184
Stratton Mortgage Funding PLC,
ICE LIBOR GBP 3 Month + 0.8000%, 0.9976%, 3/12/44‡	1,347,106	GBP	1,639,735
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $7,567,033)			7,073,770
Corporate Bonds – 29.3%
Banking – 4.4%
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	414,000	EUR	555,583
BPCE SA, 0.6250%, 4/28/25	600,000	EUR	683,657
Citigroup Inc, SOFR + 4.5480%, 5.3160%, 3/26/41‡	441,000		599,215
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	372,000		377,115
Credit Suisse Group AG, UK Gilts 1 Year + 2.2300%, 2.2500%, 6/9/28‡	400,000	GBP	497,952
DIB Sukuk Ltd, 2.9500%, 1/16/26	758,000		761,790
Goldman Sachs Group Inc, 3.5000%, 4/1/25	1,087,000		1,191,904
HSBC Holdings PLC, SOFR + 1.9290%, 2.0990%, 6/4/26‡	1,100,000		1,110,919
JPMorgan Chase & Co,
Euro Interbank Offered Rate 3 Month + 0.7600%, 1.0900%, 3/11/27‡	442,000	EUR	506,649
JPMorgan Chase & Co, SOFR + 3.7900%, 4.4930%, 3/24/31‡	896,000		1,094,595
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	222,000	GBP	281,558
Standard Chartered PLC, EUR SWAP ANNUAL 5 YR + 2.8000%, 2.5000%, 9/9/30‡	307,000	EUR	350,084
SVB Financial Group, 3.1250%, 6/5/30	254,000		272,001
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	1,055,000		1,072,085
Wells Fargo & Co, SOFR + 2.1000%, 2.3930%, 6/2/28‡	1,100,000		1,136,330
			10,491,437
Basic Industry – 0.9%
Alrosa Finance SA, 3.1000%, 6/25/27	595,000		593,512
BASF SE, 0.2500%, 6/5/27	400,000	EUR	450,540
Ecolab Inc, 4.8000%, 3/24/30	101,000		128,050
Firmenich Productions SAS, 1.3750%, 10/30/26	482,000	EUR	555,567
Firmenich Productions SAS, 1.7500%, 4/30/30	194,000	EUR	226,480
Givaudan Finance Europe BV, 1.6250%, 4/22/32	186,000	EUR	223,784
			2,177,933
Capital Goods – 0.5%
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	200,000		218,116
Mohawk Capital Finance SA, 1.7500%, 6/12/27	200,000	EUR	230,996
Siemens Financieringsmaatschappij NV, 0.8750%, 6/5/23	300,000	GBP	374,424
Siemens Financieringsmaatschappij NV, 0.3750%, 6/5/26	400,000	EUR	451,966
			1,275,502
Communications – 2.5%
AT&T Inc, 2.7500%, 6/1/31	1,154,000		1,193,797
AT&T Inc, 3.8500%, 6/1/60	574,000		608,324
Comcast Corp, 3.1000%, 4/1/25	123,000		135,110
Comcast Corp, 1.9500%, 1/15/31	1,302,000		1,326,047
Comcast Corp, 2.8000%, 1/15/51	570,000		582,551
Pearson Funding PLC, 3.7500%, 6/4/30	175,000	GBP	229,017
SES SA, 2.0000%, 7/2/28	530,000	EUR	592,016

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Sky Ltd, 2.5000%, 9/15/26	396,000	EUR	$500,549
Verizon Communications Inc, 3.2500%, 2/17/26	382,000	EUR	491,657
Verizon Communications Inc, 3.0000%, 3/22/27	$289,000		320,544
			5,979,612
Consumer Cyclical – 3.2%
Alibaba Group Holding Ltd, 3.4000%, 12/6/27	1,000,000		1,110,753
Amazon.com Inc, 2.7000%, 6/3/60	606,000		615,123
Conti-Gummi Finance BV, 1.1250%, 9/25/24	362,000	EUR	405,748
Dollar General Corp, 3.5000%, 4/3/30	211,000		236,349
General Motors Co, 5.4000%, 10/2/23	628,000		680,298
Home Depot Inc, 2.7000%, 4/15/30	910,000		999,025
NIKE Inc, 2.7500%, 3/27/27	155,000		170,130
Richemont International Holding SA, 1.0000%, 3/26/26	871,000	EUR	1,022,703
Target Corp, 2.6500%, 9/15/30	362,000		397,683
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	978,000	GBP	1,286,348
Visa Inc, 1.9000%, 4/15/27	216,000		225,752
Volkswagen Leasing GmbH, 1.6250%, 8/15/25	438,000	EUR	496,438
			7,646,350
Consumer Non-Cyclical – 5.5%
Agilent Technologies Inc, 2.1000%, 6/4/30	1,100,000		1,127,831
Altria Group Inc, 3.4000%, 5/6/30	666,000		716,414
Archer-Daniels-Midland Co, 2.7500%, 3/27/25	518,000		561,957
Baxter International Inc, 3.7500%, 10/1/25 (144A)	235,000		267,743
Biogen Inc, 2.2500%, 5/1/30	1,113,000		1,123,181
Campbell Soup Co, 2.3750%, 4/24/30	189,000		195,711
Clorox Co, 1.8000%, 5/15/30	244,000		246,100
Coca-Cola Co, 3.3750%, 3/25/27	929,000		1,065,188
Dentsply Sirona Inc, 3.2500%, 6/1/30	794,000		831,872
EssilorLuxottica SA, 0.3750%, 1/5/26	500,000	EUR	561,687
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	460,000		474,586
General Mills Inc, 2.8750%, 4/15/30	83,000		90,235
Grupo Bimbo SAB de CV, 4.0000%, 9/6/49	350,000		350,406
Hershey Co, 1.7000%, 6/1/30	640,000		657,330
Kellogg Co, 2.1000%, 6/1/30	1,100,000		1,114,127
Kimberly-Clark de Mexico SAB de CV, 2.4310%, 7/1/31 (144A)	200,000		200,900
Mars Inc, 4.1250%, 4/1/54 (144A)	553,000		701,923
McCormick & Co Inc/MD, 2.5000%, 4/15/30	194,000		202,325
Medtronic Global Holdings, 0.2500%, 7/2/25	260,000	EUR	290,437
Procter & Gamble Co, 3.0000%, 3/25/30	626,000		717,311
Sysco Corp, 5.9500%, 4/1/30	205,000		256,879
Takeda Pharmaceutical Co Ltd, 3.0000%, 11/21/30	467,000	EUR	614,627
Takeda Pharmaceutical Co Ltd, 2.0000%, 7/9/40	390,000	EUR	435,627
Upjohn Inc, 2.7000%, 6/22/30 (144A)	430,000		441,787
			13,246,184
Electric – 0.8%
AEP Transmission Co LLC, 3.6500%, 4/1/50	192,000		221,599
Ameren Corp, 3.5000%, 1/15/31	195,000		217,980
Berkshire Hathaway Energy, 3.7000%, 7/15/30 (144A)	171,000		200,017
Black Hills Corp, 2.5000%, 6/15/30	176,000		179,789
East Ohio Gas Co/The, 1.3000%, 6/15/25 (144A)	127,000		127,696
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	95,000		94,800
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	108,000		107,821
Elia Transmission Belgium SA, 0.8750%, 4/28/30	200,000	EUR	229,242
IE2 Holdco SAU, 2.8750%, 6/1/26	400,000	EUR	495,952
			1,874,896
Electrical Equipment – 0.4%
Signify NV, 2.3750%, 5/11/27	786,000	EUR	903,511
Energy – 1.0%
LUKOIL Securities BV, 3.8750%, 5/6/30 (144A)	1,000,000		1,041,260

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Energy – (continued)
OMV AG, 0.7500%, 6/16/30	336,000	EUR	$372,141
PTTEP Treasury Center Co Ltd, 2.5870%, 6/10/27 (144A)	$275,000		281,115
Total Capital International SA, 3.1270%, 5/29/50	700,000		714,524
			2,409,040
Financial Institutions – 0.3%
Akelius Residential Property AB, 1.1250%, 3/14/24	540,000	EUR	602,753
Government Sponsored – 3.1%
CNPC Global Capital Ltd, 1.3500%, 6/23/25	1,200,000		1,194,671
Deutsche Bahn Finance GMBH, 0.3750%, 6/23/29	422,000	EUR	473,651
Empresa de Transporte de Pasajeros Metro SA, 4.7000%, 5/7/50 (144A)	200,000		229,380
Enexis Holding NV, 0.7500%, 7/2/31	456,000	EUR	523,736
Equinor ASA, 3.0000%, 4/6/27	1,192,000		1,312,893
ESB Finance DAC, 2.1250%, 11/5/33	398,000	EUR	518,929
Gazprom PJSC, 3.0000%, 6/29/27	1,195,000		1,190,220
MDC - GMTN BV, 2.5000%, 5/21/26	232,000		238,389
MDC - GMTN BV, 3.9500%, 5/21/50	207,000		229,840
SABIC Capital II BV, 4.5000%, 10/10/28	1,000,000		1,129,600
SingTel Group Treasury Pte Ltd, 1.8750%, 6/10/30	450,000		448,851
			7,490,160
Industrial – 0.5%
CPI Property Group SA, 1.4500%, 4/14/22	550,000	EUR	613,892
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	496,000	EUR	556,795
			1,170,687
Insurance – 1.3%
Aia Group Ltd, 3.3750%, 4/7/30 (144A)	450,000		490,171
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	150,000	GBP	187,031
Direct Line Insurance Group PLC, 4.0000%, 6/5/32	200,000	GBP	254,520
Health Care Service Corp, 2.2000%, 6/1/30 (144A)	1,100,000		1,104,719
Massachusetts Mutual Life Insurance Co, 3.3750%, 4/15/50 (144A)	467,000		480,430
PacifiCorp, 3.3000%, 3/15/51	222,000		244,480
Willis North America Inc, 2.9500%, 9/15/29	371,000		393,056
			3,154,407
Multi-Utilities – 0.1%
Veolia Environnement SA, 0.8000%, 1/15/32	300,000	EUR	336,513
Natural Gas – 0.3%
Engie SA, 1.7500%, 3/27/28	600,000	EUR	728,633
Real Estate Investment Trusts (REITs) – 0.2%
Unibail-Rodamco-Westfield SE, 1.7500%, 7/1/49	500,000	EUR	480,986
Technology – 3.3%
Apple Inc, 2.6500%, 5/11/50	584,000		602,061
Applied Materials Inc, 1.7500%, 6/1/30	1,100,000		1,118,674
Baidu Inc, 3.0750%, 4/7/25	200,000		210,156
Baidu Inc, 3.4250%, 4/7/30	543,000		588,571
Equinix Inc, 2.1500%, 7/15/30	892,000		881,144
Fiserv Inc, 1.6250%, 7/1/30	446,000	EUR	516,546
Global Payments Inc, 2.9000%, 5/15/30	1,088,000		1,137,898
Infineon Technologies AG, 1.1250%, 6/24/26	400,000	EUR	449,855
Infor Inc, 1.4500%, 7/15/23 (144A)	157,000		158,296
Oracle Corp, 2.8000%, 4/1/27	895,000		977,266
PayPal Holdings Inc, 2.3000%, 6/1/30	301,000		312,798
Tencent Holdings Ltd, 3.2400%, 6/3/50 (144A)	200,000		200,350
VMware Inc, 4.6500%, 5/15/27	696,000		769,745
			7,923,360
Tobacco – 0.2%
BAT Capital Corp, 4.7000%, 4/2/27	319,000		364,538
Transportation – 0.6%
Abertis Infraestructuras SA, 2.3750%, 9/27/27	500,000	EUR	564,106
Abertis Infraestructuras SA, 2.2500%, 3/29/29	400,000	EUR	439,342

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Transportation – (continued)
United Parcel Service Inc, 4.4500%, 4/1/30	$282,000		$352,204
			1,355,652
Water Utilities – 0.2%
Thames Water Utilities Finance PLC, 2.3750%, 4/22/40	434,000	GBP	550,327
Total Corporate Bonds (cost $67,686,071)			70,162,481
Foreign Government Bonds – 39.2%
Australia Government Bond, 3.0000%, 3/21/47	4,041,000	AUD	3,547,825
Canadian Government Bond, 2.2500%, 6/1/29	1,462,000	CAD	1,242,571
China Government Bond, 3.2900%, 5/23/29	29,850,000	CNY	4,336,921
China Government Bond, 3.8600%, 7/22/49	26,040,000	CNY	3,842,373
Emirate of Abu Dhabi United Arab Emirates, 3.8750%, 4/16/50 (144A)	305,000		360,129
French Republic Government Bond OAT, 4.0000%, 4/25/60	248,246	EUR	607,024
Indonesia Treasury Bond, 8.3750%, 3/15/34	78,108,000,000	IDR	5,777,573
Italy Buoni Poliennali Del Tesoro, 0.9500%, 3/15/23	545,000	EUR	624,195
Italy Buoni Poliennali Del Tesoro, 1.8500%, 7/1/25 (144A)	2,888,000	EUR	3,424,007
Italy Buoni Poliennali Del Tesoro, 3.0000%, 8/1/29	8,385,000	EUR	10,903,185
Italy Buoni Poliennali Del Tesoro, 3.4500%, 3/1/48 (144A)	823,000	EUR	1,167,439
Japan Government Forty Year Bond, 0.8000%, 3/20/58	41,950,000	JPY	411,833
Japan Government Ten Year Bond, 0.1000%, 12/20/29	1,293,950,000	JPY	12,076,682
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	779,432
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	247,700,000	JPY	2,374,878
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	864,503	EUR	1,525,115
Kingdom of Saudi Arabia, 3.7500%, 1/21/55	1,000,000		1,019,208
Mexican Bonos, 8.0000%, 12/7/23	229,318,000	MXN	10,993,425
Mexican Bonos, 8.0000%, 11/7/47	45,510,000	MXN	2,219,046
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	4,453,890
Province of Quebec Canada, 3.0000%, 9/1/23	5,500,000	CAD	4,355,105
Spain Government Bond, 3.8000%, 4/30/24 (144A)	763,000	EUR	990,696
Spain Government Bond, 0.6000%, 10/31/29 (144A)	2,485,000	EUR	2,855,225
Spain Government Bond, 1.2500%, 10/31/30 (144A)	3,833,000	EUR	4,644,546
State of Qatar, 4.4000%, 4/16/50 (144A)	835,000		1,033,479
United Kingdom Gilt, 1.6250%, 10/22/28	3,893,467	GBP	5,453,179
United Kingdom Gilt, 1.5000%, 7/22/47	1,683,427	GBP	2,531,316
United Mexican States, 3.9000%, 4/27/25	425,000		455,175
Total Foreign Government Bonds (cost $92,511,868)			94,005,472
Inflation-Indexed Bonds – 4.4%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/29 (cost $10,880,921)	1,133,238,000	JPY	10,489,484
Mortgage-Backed Securities – 11.7%
Fannie Mae:
2.5000%, TBA, 15 Year Maturity	201,692		210,776
3.0000%, TBA, 15 Year Maturity	293,480		308,354
3.0000%, TBA, 30 Year Maturity	238,400		250,504
			769,634
Fannie Mae Pool:
2.5000%, 11/1/34	419,828		443,601
4.5000%, 11/1/42	29,448		32,879
3.0000%, 1/1/43	12,073		12,906
4.5000%, 10/1/44	62,023		70,627
4.5000%, 3/1/45	96,798		110,225
4.5000%, 6/1/45	56,631		63,128
4.5000%, 2/1/46	113,325		126,528
3.0000%, 3/1/46	3,297,742		3,479,260
3.0000%, 2/1/47	3,802,014		4,064,070
4.5000%, 5/1/47	19,507		21,662
4.5000%, 5/1/47	17,603		19,281
4.5000%, 5/1/47	17,314		19,047
4.5000%, 5/1/47	12,378		13,558
4.5000%, 5/1/47	11,913		13,229

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 5/1/47	$9,252	$10,177
4.5000%, 5/1/47	6,076	6,684
4.5000%, 5/1/47	4,512	5,010
4.5000%, 5/1/47	3,631	4,032
4.5000%, 6/1/47	68,243	73,588
4.5000%, 6/1/47	6,712	7,454
4.5000%, 7/1/47	49,919	53,828
4.5000%, 7/1/47	34,566	37,273
4.5000%, 7/1/47	31,095	33,530
4.5000%, 8/1/47	51,032	55,029
4.5000%, 8/1/47	7,132	7,714
4.5000%, 9/1/47	49,059	52,900
4.5000%, 9/1/47	31,217	33,661
4.5000%, 9/1/47	26,848	28,950
4.5000%, 10/1/47	5,455	5,882
4.5000%, 10/1/47	4,226	4,557
4.5000%, 11/1/47	31,376	33,833
4.0000%, 12/1/47	2,100,135	2,238,240
4.5000%, 3/1/48	42,553	45,829
4.5000%, 4/1/48	46,992	50,611
4.5000%, 5/1/48	28,761	30,975
4.5000%, 5/1/48	26,586	28,633
4.5000%, 6/1/48	29,296	31,551
3.0000%, 9/1/49	3,799	4,039
2.5000%, 1/1/50	8,857	9,301
3.0000%, 1/1/50	19,779	20,837
2.5000%, 3/1/50	735,001	769,850
3.0000%, 3/1/50	1,170,076	1,234,180
3.0000%, 2/1/57	38,580	41,350
		13,449,499
Freddie Mac Gold Pool:
3.0000%, 6/1/43	1,996	2,101
4.5000%, 5/1/44	55,030	61,367
		63,468
Freddie Mac Pool:
3.0000%, 5/1/31	388,449	411,314
3.0000%, 9/1/32	2,102	2,227
3.0000%, 10/1/32	3,272	3,443
3.0000%, 12/1/32	572,037	604,687
2.5000%, 4/1/33	549,969	576,861
2.5000%, 11/1/34	342,114	361,487
4.5000%, 7/1/48	72,902	78,593
3.0000%, 10/1/49	941	990
3.0000%, 11/1/49	5,907,301	6,307,597
3.0000%, 11/1/49	195,577	205,833
3.0000%, 11/1/49	78,266	82,371
3.0000%, 12/1/49	104,589	110,074
3.0000%, 12/1/49	22,066	23,223
3.0000%, 12/1/49	12,856	13,531
2.5000%, 1/1/50	4,128	4,335
3.0000%, 1/1/50	36,566	38,564
3.0000%, 1/1/50	3,713	3,919
3.0000%, 2/1/50	2,951	3,115
3.0000%, 3/1/50	4,967	5,241
3.0000%, 3/1/50	3,976	4,194
3.0000%, 5/1/50	265,445	280,297
		9,121,896
Ginnie Mae:
4.0000%, TBA, 30 Year Maturity	543,000	575,526

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Shares/Principal/ Contract Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool:
4.0000%, 5/20/48	$1,134,354	$1,210,693
4.0000%, 6/20/48	2,625,539	2,802,231
		4,012,924
Total Mortgage-Backed Securities (cost $27,451,331)		27,992,947
United States Treasury Notes/Bonds – 7.9%
1.7500%, 11/30/21	2,951,600	3,017,665
0.3750%, 3/31/22	8,246,000	8,275,634
2.5000%, 1/31/24	741,000	801,640
2.6250%, 12/31/25	2,016,200	2,265,941
5.0000%, 5/15/37	2,819,700	4,623,317
Total United States Treasury Notes/Bonds (cost $17,841,183)		18,984,197
Investment Companies – 4.9%
Money Markets – 4.9%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $11,801,575)	11,800,571	11,801,751
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Citibank:
MXN Currency,
Notional amount $4,500,000, premiums paid $102,150, unrealized depreciation $(102,150), exercise price $19.41, expires 7/3/20*	4,500,000	0
Citigroup:
MXN Currency,
Notional amount $4,500,000, premiums paid $101,025, unrealized depreciation $(101,016), exercise price $19.30, expires 7/10/20*	4,500,000	9
Total OTC Purchased Options – Puts (premiums paid $203,175, unrealized depreciation $(203,166))		9
Total Investments (total cost $235,943,157) – 100.4%		240,510,111
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(972,800)
Net Assets – 100%		$239,537,311

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$96,308,413	40.0%
Japan	27,182,563	11.3
United Kingdom	17,913,518	7.4
Italy	16,118,826	6.7
Mexico	14,693,547	6.1
China	11,483,795	4.8
Canada	10,051,566	4.2
Spain	9,989,867	4.2
Indonesia	5,777,573	2.4
France	4,490,139	1.9
Australia	4,073,229	1.7
Germany	3,102,622	1.3
Russia	2,824,992	1.2
Switzerland	2,526,486	1.0
Saudi Arabia	2,148,808	0.9
Belgium	1,754,357	0.7
United Arab Emirates	1,590,148	0.7
Netherlands	1,427,247	0.6
Norway	1,312,893	0.5
Qatar	1,033,479	0.4
Czech Republic	613,892	0.3
Sweden	602,753	0.3
Luxembourg	592,016	0.2
Romania	556,795	0.2
Ireland	518,929	0.2
Hong Kong	490,171	0.2
Singapore	448,851	0.2
Austria	372,141	0.2
Thailand	281,115	0.1
Chile	229,380	0.1

Total	$240,510,111	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 4.9%
Money Markets - 4.9%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$110,354	$279	$263	$11,801,751
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	8∆	-	-	-
Total Affiliated Investments - 4.9%	$110,362	$279	$263	$11,801,751

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 4.9%
Money Markets - 4.9%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	3,636,167	178,756,016	(170,590,974)	11,801,751
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	109,980	(109,980)	-

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Australian Dollar	7/15/20	3,063,000	$(1,933,626)	$179,707
British Pound	7/15/20	(5,381,500)	6,636,858	(30,685)
Canadian Dollar	7/15/20	3,311,000	(2,358,868)	80,454
Danish Krone	7/15/20	(206,000)	29,997	(1,075)
Euro	7/15/20	5,682,200	(6,234,496)	150,920
Euro	7/15/20	1,160,000	(1,304,552)	(993)
Japanese Yen	7/15/20	(295,895,000)	2,748,127	6,812
Mexican Peso	7/15/20	(4,633,400)	189,799	(11,443)
New Zealand Dollar	7/15/20	7,806,000	(4,638,520)	397,227

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
				$770,924
Barclays Capital, Inc.:
Australian Dollar	7/15/20	(2,101,000)	$1,327,336	(122,260)
British Pound	7/15/20	(179,400)	221,292	(980)
Canadian Dollar	7/15/20	(10,711,000)	7,573,739	(317,409)
Euro	7/15/20	(942,000)	1,022,632	(35,948)
Japanese Yen	7/15/20	511,709,000	(4,751,549)	(10,827)
Norwegian Krone	7/15/20	(18,589,000)	1,730,401	(201,881)
Swedish Krona	7/15/20	11,752,000	(1,164,595)	97,296

				(592,009)
BNP Paribas:
British Pound	7/15/20	1,606,000	(1,980,489)	9,305
Canadian Dollar	7/15/20	(7,205,000)	5,094,753	(213,408)
Euro	7/15/20	(1,240,000)	1,346,132	(47,328)
Japanese Yen	7/15/20	395,979,000	(3,676,798)	(8,256)
New Zealand Dollar	7/15/20	(379,000)	225,314	(19,184)
Norwegian Krone	7/15/20	23,970,000	(2,227,995)	263,629
Singapore Dollar	7/15/20	2,643,000	(1,902,052)	(5,028)
Swedish Krona	7/15/20	(5,258,000)	521,416	(43,170)

				(63,440)
Citibank, National Association:
Australian Dollar	7/15/20	(1,655,000)	1,149,629	7,753
Australian Dollar	7/15/20	(17,000)	10,729	(1,000)
British Pound	7/15/20	(1,448,000)	1,828,684	34,649
British Pound	7/15/20	(6,326,000)	7,791,259	(46,496)
Canadian Dollar	7/15/20	8,534,500	(6,032,472)	255,176
Canadian Dollar	7/15/20	832,000	(616,860)	(3,898)
Euro	7/15/20	(3,134,000)	3,550,615	28,759
Euro	7/15/20	(9,534,280)	10,468,302	(245,920)
Japanese Yen	7/15/20	208,175,600	(1,933,885)	(5,245)
Mexican Peso	7/15/20	(34,696,000)	1,580,620	73,677
Mexican Peso	7/15/20	(62,635,200)	2,527,447	(192,973)
New Zealand Dollar	7/15/20	(5,441,000)	3,232,036	(278,021)
Norwegian Krone	7/15/20	(26,240,000)	2,439,079	(288,506)
Swedish Krona	7/15/20	2,260,000	(234,572)	8,099

				(653,946)
Credit Suisse International:
Swiss Franc	7/15/20	1,067,000	(1,101,914)	25,044
HSBC Securities (USA), Inc.:

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
British Pound	7/15/20	(647,000)	$797,906	$(3,710)
Euro	7/15/20	594,000	(644,918)	22,594
Japanese Yen	7/15/20	251,202,000	(2,333,030)	(5,772)
Mexican Peso	7/15/20	(18,704,000)	752,473	(59,893)
New Zealand Dollar	7/15/20	(1,984,000)	1,178,474	(101,429)
Norwegian Krone	7/15/20	(3,147,000)	293,147	(33,976)

				(182,186)
JPMorgan Chase Bank, National Association:
Australian Dollar	7/15/20	147,000	(92,801)	8,622
British Pound	7/15/20	8,036,000	(9,906,722)	49,680
Euro	7/15/20	17,108,100	(18,558,128)	667,233
Euro	7/15/20	425,400	(483,114)	(5,068)
Japanese Yen	7/15/20	(129,380,000)	1,207,782	9,142
Korean Won	7/15/20	3,232,375,000	(2,690,171)	(2,277)
Mexican Peso	7/15/20	(170,063,000)	6,838,710	(547,597)
Norwegian Krone	7/15/20	25,831,000	(2,398,258)	286,813

				466,548
Morgan Stanley & Co:
Polish Zloty	7/15/20	3,745,000	(951,493)	(4,312)
Total				$(233,377)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
AUD BBR 6M	0.7000% Fixed Rate	Semiannual	5/22/25	100,000,000	AUD	$750	$93,981	$(16,367)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$2,662,591	$ -	$2,662,591
Purchased options, at value	9	-	9

Total Asset Derivatives	$2,662,600	$ -	$2,662,600
Liability Derivatives:
Forward foreign currency exchange contracts	$2,895,968	$ -	$2,895,968
Variation margin payable	-	16,367	16,367

Total Liability Derivatives	$2,895,968	$ 16,367	$2,912,335

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (38,784)	$ (38,784)
Forward foreign currency exchange contracts	-	1,195,134	-	1,195,134
Swap contracts	(44,703)	-	216,671	171,968

Total	$(44,703)	$1,195,134	$ 177,887	$1,328,318

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 18,704	$ 18,704
Forward foreign currency exchange contracts	-	85,106	-	85,106
Purchased options contracts	-	(203,166)	-	(203,166)
Swap contracts	-	-	93,981	93,981

Total	$ -	$ (118,060)	$ 112,685	$ (5,375)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Schedule of Investments

June 30, 2020

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value(a)
Credit default swaps, buy protection	$ 10,350
Forward foreign currency exchange contracts, purchased	70,721,297
Forward foreign currency exchange contracts, sold	74,240,090
Futures contracts, purchased	466,884
Futures contracts, sold	565,981
Interest rate swaps, receive fixed rate/pay floating rate	(8,223)
Purchased options contracts, put	21,860

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

AUD BBR 6M   Australian Bank Bill Swap Rate

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $25,202,029, which represents 10.5% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$7,073,770	$-
Corporate Bonds	-	70,162,481	-
Foreign Government Bonds	-	94,005,472	-
Inflation-Indexed Bonds	-	10,489,484	-
Mortgage-Backed Securities	-	27,992,947	-
United States Treasury Notes/Bonds	-	18,984,197	-
Investment Companies	-	11,801,751	-
OTC Purchased Options – Puts	-	9	-
Total Investments in Securities	$-	$240,510,111	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	2,662,591	-
Total Assets	$-	$243,172,702	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$2,895,968	$-
Variation Margin Payable	-	16,367	-
Total Liabilities	$-	$2,912,335	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

20	JUNE 30, 2020

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$228,708,351
Affiliated investments, at value(2)	11,801,751
Purchased options, at value(3)	9
Cash	49,337
Deposits with brokers for centrally cleared derivatives	740,000
Forward foreign currency exchange contracts	2,662,591
Closed foreign currency contracts	164,885
Non-interested Trustees' deferred compensation	4,908
Receivables:
Interest	1,010,489
Fund shares sold	565,788
Investments sold	22,008
Dividends from affiliates	1,587
Other assets	3,219
Total Assets	245,734,923
Liabilities:
Foreign cash due to custodian	86
Forward foreign currency exchange contracts	2,895,968
Closed foreign currency contracts	315,148
Variation margin payable	16,367
Payables:	—
Investments purchased	2,582,444
Fund shares repurchased	174,710
Advisory fees	94,294
Professional fees	53,970
Transfer agent fees and expenses	13,069
Custodian fees	7,965
Non-interested Trustees' deferred compensation fees	4,908
12b-1 Distribution and shareholder servicing fees	1,570
Non-interested Trustees' fees and expenses	1,035
Affiliated fund administration fees payable	481
Accrued expenses and other payables	35,597
Total Liabilities	6,197,612
Net Assets	$239,537,311

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$232,123,758
Total distributable earnings (loss)	7,413,553
Total Net Assets	$239,537,311
Net Assets - Class A Shares	$1,529,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	151,384
Net Asset Value Per Share(4)	$10.10
Maximum Offering Price Per Share(5)	$10.60
Net Assets - Class C Shares	$1,491,243
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	147,510
Net Asset Value Per Share(4)	$10.11
Net Assets - Class D Shares	$18,928,002
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,875,053
Net Asset Value Per Share	$10.09
Net Assets - Class I Shares	$29,926,763
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,965,032
Net Asset Value Per Share	$10.09
Net Assets - Class N Shares	$158,473,581
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,710,705
Net Asset Value Per Share	$10.09
Net Assets - Class S Shares	$133,283
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,193
Net Asset Value Per Share	$10.10
Net Assets - Class T Shares	$29,054,713
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,877,722
Net Asset Value Per Share	$10.10

(1) Includes cost of $223,938,407.

(2) Includes cost of $11,801,575.

(3) Premiums paid of $203,175.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$4,356,353
Dividends from affiliates	110,354
Affiliated securities lending income, net	8
Other income	2,098
Foreign tax withheld	(34,437)
Total Investment Income	4,434,376
Expenses:
Advisory fees	1,237,796
12b-1 Distribution and shareholder servicing fees:
Class A Shares	3,832
Class C Shares	15,248
Class S Shares	222
Transfer agent administrative fees and expenses:
Class D Shares	15,626
Class S Shares	221
Class T Shares	16,376
Transfer agent networking and omnibus fees:
Class A Shares	1,479
Class C Shares	1,352
Class I Shares	21,593
Other transfer agent fees and expenses:
Class A Shares	148
Class C Shares	126
Class D Shares	3,255
Class I Shares	928
Class N Shares	3,782
Class S Shares	11
Class T Shares	72
Registration fees	84,122
Non-affiliated fund administration fees	71,964
Professional fees	61,907
Custodian fees	51,430
Shareholder reports expense	9,734
Affiliated fund administration fees	5,158
Non-interested Trustees’ fees and expenses	4,247
Other expenses	20,609
Total Expenses	1,631,238
Less: Excess Expense Reimbursement and Waivers	(318,142)
Net Expenses	1,313,096
Net Investment Income/(Loss)	3,121,280

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$11,217,166
Investments in affiliates	279
Forward foreign currency exchange contracts	1,195,134
Futures contracts	(38,784)
Swap contracts	171,968
Total Net Realized Gain/(Loss) on Investments	12,545,763
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,443,317)
Investments in affiliates	263
Purchased options contracts	(203,166)
Forward foreign currency exchange contracts	85,106
Futures contracts	18,704
Swap contracts	93,981
Total Change in Unrealized Net Appreciation/Depreciation	(2,448,429)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,218,614

(1) Includes realized foreign capital gains tax on investments of $(35,858).

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$3,121,280	$3,827,191
Net realized gain/(loss) on investments	12,545,763	(5,511,953)
Change in unrealized net appreciation/depreciation	(2,448,429)	9,728,322
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,218,614	8,043,560
Dividends and Distributions to Shareholders:
Class A Shares	(19,355)	(15,050)
Class C Shares	(7,878)	(9,122)
Class D Shares	(189,598)	(119,497)
Class I Shares	(332,527)	(263,783)
Class N Shares	(2,602,072)	(2,069,930)
Class S Shares	(1,004)	(3,554)
Class T Shares	(91,941)	(58,414)
Total Dividends and Distributions to Shareholders	(3,244,375)	(2,539,350)
Return of Capital Dividends and Distributions
Class A Shares	—	(7,664)
Class C Shares	—	(4,645)
Class D Shares	—	(60,857)
Class I Shares	—	(134,337)
Class N Shares	—	(1,054,157)
Class S Shares	—	(1,810)
Class T Shares	—	(29,748)
Total Return of Capital Dividends and Distributions	—	(1,293,218)
Net Decrease from Dividends and Distributions to Shareholders	(3,244,375)	(3,832,568)
Capital Share Transactions:
Class A Shares	102,094	(879,234)
Class C Shares	(232,787)	(802,777)
Class D Shares	7,949,586	(1,960,827)
Class I Shares	5,896,218	(2,937,981)
Class N Shares	(15,429,612)	(20,576,300)
Class S Shares	(195,668)	(134,158)
Class T Shares	23,452,919	(1,652,437)
Net Increase/(Decrease) from Capital Share Transactions	21,542,750	(28,943,714)
Net Increase/(Decrease) in Net Assets	31,516,989	(24,732,722)
Net Assets:
Beginning of period	208,020,322	232,753,044
End of period	$239,537,311	$208,020,322

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.63	$9.40	$9.54	$9.84	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.14	0.23	0.15	0.17
Net realized and unrealized gain/(loss)	0.47	0.23	(0.14)	(0.28)	0.25
Total from Investment Operations	0.59	0.37	0.09	(0.13)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.09)	—	—	(0.01)
Return of capital	—	(0.05)	(0.23)	(0.17)	(0.16)
Total Dividends and Distributions	(0.12)	(0.14)	(0.23)	(0.17)	(0.17)
Net Asset Value, End of Period	$10.10	$9.63	$9.40	$9.54	$9.84
Total Return*	6.20%	3.96%	0.92%	(1.32)%	4.47%
Net Assets, End of Period (in thousands)	$1,530	$1,364	$2,230	$3,124	$14,574
Average Net Assets for the Period (in thousands)	$1,532	$1,522	$2,633	$9,227	$18,018
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.33%	1.10%	1.05%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.97%	0.94%	0.98%	1.02%
Ratio of Net Investment Income/(Loss)	1.21%	1.49%	2.39%	1.58%	1.78%
Portfolio Turnover Rate	164%(2)	248%	249%	210%	125%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.64	$9.41	$9.54	$9.85	$9.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.07	0.16	0.09	0.10
Net realized and unrealized gain/(loss)	0.48	0.23	(0.13)	(0.30)	0.25
Total from Investment Operations	0.52	0.30	0.03	(0.21)	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	—	—	—(3)
Return of capital	—	(0.02)	(0.16)	(0.10)	(0.10)
Total Dividends and Distributions	(0.05)	(0.07)	(0.16)	(0.10)	(0.10)
Net Asset Value, End of Period	$10.11	$9.64	$9.41	$9.54	$9.85
Total Return*	5.41%	3.19%	0.33%	(2.16)%	3.71%
Net Assets, End of Period (in thousands)	$1,491	$1,646	$2,422	$3,334	$5,288
Average Net Assets for the Period (in thousands)	$1,525	$1,849	$2,908	$4,557	$6,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.03%	2.04%	1.80%	1.80%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.71%	1.65%	1.72%	1.74%
Ratio of Net Investment Income/(Loss)	0.46%	0.74%	1.68%	0.93%	1.06%
Portfolio Turnover Rate	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	JUNE 30, 2020

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.62	$9.39	$9.53	$9.84	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.16	0.25	0.18	0.19
Net realized and unrealized gain/(loss)	0.48	0.23	(0.14)	(0.30)	0.25
Total from Investment Operations	0.61	0.39	0.11	(0.12)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.11)	—	—	(0.01)
Return of capital	—	(0.05)	(0.25)	(0.19)	(0.18)
Total Dividends and Distributions	(0.14)	(0.16)	(0.25)	(0.19)	(0.19)
Net Asset Value, End of Period	$10.09	$9.62	$9.39	$9.53	$9.84
Total Return*	6.43%	4.18%	1.12%	(1.24)%	4.67%
Net Assets, End of Period (in thousands)	$18,928	$10,293	$12,026	$10,045	$11,390
Average Net Assets for the Period (in thousands)	$13,105	$10,705	$11,262	$10,889	$9,684
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	1.00%	0.92%	0.90%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.76%	0.75%	0.78%	0.83%
Ratio of Net Investment Income/(Loss)	1.37%	1.68%	2.55%	1.90%	1.98%
Portfolio Turnover Rate	164%(2)	248%	249%	210%	125%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.62	$9.39	$9.53	$9.84	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.16	0.25	0.19	0.20
Net realized and unrealized gain/(loss)	0.48	0.23	(0.13)	(0.31)	0.26
Total from Investment Operations	0.62	0.39	0.12	(0.12)	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.11)	—	—	(0.01)
Return of capital	—	(0.05)	(0.26)	(0.19)	(0.19)
Total Dividends and Distributions	(0.15)	(0.16)	(0.26)	(0.19)	(0.20)
Net Asset Value, End of Period	$10.09	$9.62	$9.39	$9.53	$9.84
Total Return*	6.47%	4.24%	1.17%	(1.19)%	4.85%
Net Assets, End of Period (in thousands)	$29,927	$22,953	$25,421	$31,136	$38,506
Average Net Assets for the Period (in thousands)	$21,968	$22,886	$31,326	$33,938	$31,348
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.88%	0.82%	0.81%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.71%	0.69%	0.73%	0.75%
Ratio of Net Investment Income/(Loss)	1.45%	1.74%	2.62%	1.94%	2.05%
Portfolio Turnover Rate	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.61	$9.39	$9.52	$9.83	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.17	0.26	0.20	0.21
Net realized and unrealized gain/(loss)	0.49	0.22	(0.13)	(0.31)	0.25
Total from Investment Operations	0.64	0.39	0.13	(0.11)	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.11)	—	—	(0.01)
Return of capital	—	(0.06)	(0.26)	(0.20)	(0.20)
Total Dividends and Distributions	(0.16)	(0.17)	(0.26)	(0.20)	(0.21)
Net Asset Value, End of Period	$10.09	$9.61	$9.39	$9.52	$9.83
Total Return*	6.69%	4.23%	1.38%	(1.09)%	4.84%
Net Assets, End of Period (in thousands)	$158,474	$166,397	$183,605	$178,045	$208,508
Average Net Assets for the Period (in thousands)	$161,595	$170,128	$186,758	$188,871	$210,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.77%	0.72%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.61%	0.60%	0.62%	0.66%
Ratio of Net Investment Income/(Loss)	1.55%	1.83%	2.72%	2.07%	2.14%
Portfolio Turnover Rate	164%(2)	248%	249%	210%	125%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.64	$9.41	$9.54	$9.85	$9.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.13	0.22	0.17	0.19
Net realized and unrealized gain/(loss)	0.46	0.23	(0.13)	(0.32)	0.26
Total from Investment Operations	0.57	0.36	0.09	(0.15)	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	—	—	(0.01)
Return of capital	—	(0.04)	(0.22)	(0.16)	(0.19)
Total Dividends and Distributions	(0.11)	(0.13)	(0.22)	(0.16)	(0.20)
Net Asset Value, End of Period	$10.10	$9.64	$9.41	$9.54	$9.85
Total Return*	5.92%	3.93%	0.92%	(1.52)%	4.72%
Net Assets, End of Period (in thousands)	$133	$319	$448	$448	$267
Average Net Assets for the Period (in thousands)	$89	$375	$435	$369	$173
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.64%	2.01%	1.40%	1.21%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.01%	1.05%	1.07%	0.79%
Ratio of Net Investment Income/(Loss)	1.09%	1.43%	2.25%	1.76%	2.01%
Portfolio Turnover Rate	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	JUNE 30, 2020

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.63	$9.40	$9.53	$9.84	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.15	0.24	0.17	0.18
Net realized and unrealized gain/(loss)	0.47	0.23	(0.13)	(0.30)	0.25
Total from Investment Operations	0.60	0.38	0.11	(0.13)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.10)	—	—	(0.01)
Return of capital	—	(0.05)	(0.24)	(0.18)	(0.17)
Total Dividends and Distributions	(0.13)	(0.15)	(0.24)	(0.18)	(0.18)
Net Asset Value, End of Period	$10.10	$9.63	$9.40	$9.53	$9.84
Total Return*	6.32%	4.09%	1.14%	(1.32)%	4.59%
Net Assets, End of Period (in thousands)	$29,055	$5,048	$6,600	$5,804	$8,994
Average Net Assets for the Period (in thousands)	$6,485	$5,509	$6,097	$7,240	$10,362
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.07%	0.99%	0.95%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%	0.83%	0.86%	0.90%
Ratio of Net Investment Income/(Loss)	1.32%	1.60%	2.46%	1.80%	1.89%
Portfolio Turnover Rate	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

30	JUNE 30, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson Global Bond Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

32	JUNE 30, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Janus Henderson Global Bond Fund

Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

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Janus Henderson Global Bond Fund

Notes to Financial Statements

shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

There were no futures held at June 30, 2020.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the

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Janus Henderson Global Bond Fund

Notes to Financial Statements

option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the

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Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-

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Notes to Financial Statements

name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

There were no credit default swaps held at June 30, 2020.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such

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Notes to Financial Statements

efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to

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market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage

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Notes to Financial Statements

portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Fund’s Schedule of Investments.

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Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$815,120	$(44,196)	$—	$770,924
Barclays Capital, Inc.	97,296	(97,296)	—	—
BNP Paribas	272,934	(272,934)	—	—
Citibank, National Association	408,113	(408,113)	—	—
Citigroup	9	—	—	9
Credit Suisse International	25,044	—	—	25,044
HSBC Securities (USA), Inc.	22,594	(22,594)	—	—
JPMorgan Chase Bank, National Association	1,021,490	(554,942)	—	466,548

Total	$2,662,600	$(1,400,075)	$—	$1,262,525
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$44,196	$(44,196)	$—	$—
Barclays Capital, Inc.	689,305	(97,296)	—	592,009
BNP Paribas	336,374	(272,934)	—	63,440
Citibank, National Association	1,062,059	(408,113)	—	653,946
HSBC Securities (USA), Inc.	204,780	(22,594)	—	182,186
JPMorgan Chase Bank, National Association	554,942	(554,942)	—	—
Morgan Stanley & Co	4,312	—	—	4,312

Total	$2,895,968	$(1,400,075)	$—	$1,495,893
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

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Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2020.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that

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Janus Henderson Global Bond Fund

Notes to Financial Statements

controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

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Janus Henderson Global Bond Fund

Notes to Financial Statements

The Fund’s actual investment advisory fee rate for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

Janus Investment Fund	45

Janus Henderson Global Bond Fund

Notes to Financial Statements

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities.

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Janus Henderson Global Bond Fund

Notes to Financial Statements

Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $84.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $71.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	65
Class S Shares	-	-
Class T Shares	-	-

Janus Investment Fund	47

Janus Henderson Global Bond Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $1,469,737 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,827,614	$ -	$ -	$ -	$ -	$ 84,719	$ 2,501,220

During the year ended June 30, 2020, capital loss carryovers of $6,503,117 were utilized by the Fund. There are no unused capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 238,008,891	$ 5,508,434	$ (3,007,214)	$ 2,501,220

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (226,524)	$ 93,981	$ (6,103)	$ 87,878

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

48	JUNE 30, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements

sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,244,375	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,538,556	$ -	$ 1,294,012	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 3,343,702	$ (3,343,702)

Janus Investment Fund	49

Janus Henderson Global Bond Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	97,284	$ 950,378	12,350	$ 115,389
Reinvested dividends and distributions	1,971	19,296	2,425	22,574
Shares repurchased	(89,505)	(867,580)	(110,406)	(1,017,197)
Net Increase/(Decrease)	9,750	$ 102,094	(95,631)	$ (879,234)
Class C Shares:
Shares sold	47,244	$ 456,402	13,534	$ 127,674
Reinvested dividends and distributions	637	6,231	1,207	11,249
Shares repurchased	(71,230)	(695,420)	(101,328)	(941,700)
Net Increase/(Decrease)	(23,349)	$ (232,787)	(86,587)	$ (802,777)
Class D Shares:
Shares sold	1,918,252	$ 18,783,809	262,581	$ 2,441,073
Reinvested dividends and distributions	18,639	182,940	18,859	175,365
Shares repurchased	(1,131,438)	(11,017,163)	(492,643)	(4,577,265)
Net Increase/(Decrease)	805,453	$ 7,949,586	(211,203)	$ (1,960,827)
Class I Shares:
Shares sold	2,027,986	$ 19,914,808	892,893	$ 8,274,224
Reinvested dividends and distributions	33,919	332,125	42,650	396,688
Shares repurchased	(1,482,561)	(14,350,715)	(1,255,863)	(11,608,893)
Net Increase/(Decrease)	579,344	$ 5,896,218	(320,320)	$ (2,937,981)
Class N Shares:
Shares sold	1,593,108	$ 15,491,114	273,067	$ 2,661,192
Reinvested dividends and distributions	266,195	2,602,072	336,269	3,124,087
Shares repurchased	(3,454,671)	(33,522,798)	(2,848,527)	(26,361,579)
Net Increase/(Decrease)	(1,595,368)	$(15,429,612)	(2,239,191)	$(20,576,300)
Class S Shares:
Shares sold	11,146	$ 110,789	8,905	$ 82,828
Reinvested dividends and distributions	102	1,004	570	5,305
Shares repurchased	(31,135)	(307,461)	(23,935)	(222,291)
Net Increase/(Decrease)	(19,887)	$ (195,668)	(14,460)	$ (134,158)
Class T Shares:
Shares sold	2,606,785	$ 25,921,844	86,656	$ 808,076
Reinvested dividends and distributions	8,808	87,167	8,863	82,460
Shares repurchased	(262,187)	(2,556,092)	(273,332)	(2,542,973)
Net Increase/(Decrease)	2,353,406	$ 23,452,919	(177,813)	$ (1,652,437)

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$236,497,865	$ 181,916,411	$ 104,142,044	$ 142,471,233

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

50	JUNE 30, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	51

Janus Henderson Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	55

Janus Henderson Global Bond Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	57

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	59

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	5/11-Present	Co-Head of Global Bonds of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Portfolio Manager at Voya Financial (2000-2011).
Andrew Mulliner 151 Detroit Street Denver, CO 80206 DOB:1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Bond Fund	1/19-Present	Head of Global Aggregate Strategies of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

76	JUNE 30, 2020

Janus Henderson Global Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93023 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2020, Janus Henderson Global Income Managed Volatility Fund’s Class I Shares returned -3.38%. This compares to the 2.84% return posted by the MSCI World IndexSM, the Fund’s primary benchmark, and a -6.00% return for its secondary benchmark, the MSCI World High Dividend Yield IndexSM.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark Index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Global equity markets experienced an uptick in volatility and experienced a significant sell-off in the first quarter of 2020 amid concerns over the global economic impact of the COVID-19 coronavirus. However, markets quickly rebounded in the second quarter of 2020 as investor sentiment improved as lockdown restrictions began to loosen and many countries began the reopening process. Overall, the global developed equity market posted a 2.84% return over the past 12 months, while yield-oriented segments of the market lagged, with the MSCI World High Dividend Yield Index declining by 6% over the same time period.

While the Fund’s overall smaller size positioning was a detractor as larger-capitalization stocks outperformed, the Fund benefited from its defensive positioning and provided some much-needed downside protection, and outperformed the MSCI World High Dividend Yield Index during the period. Specifically, an average overweight to lower-beta stocks and underweight to higher-beta stocks was a tailwind for the Fund’s relative performance. From a sector perspective, the Fund benefited from an average overweight to the defensive utilities sector, as well as an underweight to energy, which was the worst-performing sector overall, during the period.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. The Fund’s long-term investment objective is to produce an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

modest improvements, we will continue implementing changes that we believe may improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Global Income Managed Volatility Fund.

2	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Kimberly-Clark Corp
Household Products	4.6%
General Mills Inc
Food Products	4.3%
Fortescue Metals Group Ltd
Metals & Mining	4.3%
WEC Energy Group Inc
Multi-Utilities	4.2%
Kellogg Co
Food Products	4.2%
21.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	1.1%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-3.61%	6.17%	7.72%	1.05%	0.84%
Class A Shares at MOP	-9.15%	4.92%	6.98%
Class C Shares at NAV	-4.22%	5.41%	6.94%	1.80%	1.61%
Class C Shares at CDSC	-5.15%	5.41%	6.94%
Class D Shares(1)	-3.37%	6.40%	7.89%	0.83%	0.65%
Class I Shares	-3.38%	6.46%	8.02%	0.78%	0.60%
Class N Shares	-3.28%	6.33%	7.48%	0.76%	0.50%
Class S Shares	-3.75%	6.17%	7.71%	2.27%	1.00%
Class T Shares	-3.45%	6.29%	7.83%	0.92%	0.75%
MSCI World Index	2.84%	6.90%	10.15%
MSCI World High Dividend Yield Index	-6.00%	4.45%	7.11%
Morningstar Quartile - Class I Shares	3rd	2nd	3rd
Morningstar Ranking - based on total returns for World Large Stock Funds	639/890	308/730	400/569

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

4	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$926.20	$3.98	$1,000.00	$1,020.74	$4.17	0.83%
Class C Shares	$1,000.00	$923.40	$7.60	$1,000.00	$1,016.96	$7.97	1.59%
Class D Shares	$1,000.00	$927.50	$3.12	$1,000.00	$1,021.63	$3.27	0.65%
Class I Shares	$1,000.00	$927.50	$2.92	$1,000.00	$1,021.83	$3.07	0.61%
Class N Shares	$1,000.00	$927.90	$2.40	$1,000.00	$1,022.38	$2.51	0.50%
Class S Shares	$1,000.00	$925.40	$4.02	$1,000.00	$1,020.69	$4.22	0.84%
Class T Shares	$1,000.00	$927.20	$3.55	$1,000.00	$1,021.18	$3.72	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – 98.7%
Airlines – 0%
Japan Airlines Co Ltd	600	$10,817
Auto Components – 0%
Bridgestone Corp	1,500	48,269
Banks – 3.2%
Hang Seng Bank Ltd	202,800	3,424,220
Seven Bank Ltd	334,400	914,848
		4,339,068
Biotechnology – 1.0%
Gilead Sciences Inc	17,566	1,351,528
Chemicals – 0.4%
Kuraray Co Ltd	52,100	543,781
Diversified Telecommunication Services – 12.6%
BT Group PLC	1,883	2,657
Elisa OYJ	68,854	4,184,944
HKT Trust & HKT Ltd	2,491,000	3,661,586
Nippon Telegraph & Telephone Corp	128,300	2,987,264
Proximus SADP	10,036	204,346
Spark New Zealand Ltd	441,145	1,305,896
Swisscom AG (REG)	4,179	2,186,265
Verizon Communications Inc	48,794	2,690,013
		17,222,971
Electric Utilities – 10.7%
American Electric Power Co Inc	18,559	1,478,039
CK Infrastructure Holdings Ltd	4,500	23,186
CLP Holdings Ltd	582,000	5,699,526
Power Assets Holdings Ltd	936,000	5,082,927
Xcel Energy Inc	36,806	2,300,375
		14,584,053
Food & Staples Retailing – 5.5%
ICA Gruppen AB	63,421	3,006,270
Koninklijke Ahold Delhaize NV	165,979	4,519,448
		7,525,718
Food Products – 20.6%
Campbell Soup Co	84,533	4,195,373
General Mills Inc	96,596	5,955,143
JM Smucker Co	52,354	5,539,577
Kellogg Co	87,518	5,781,439
Mowi ASA	224,147	4,262,043
WH Group Ltd (144A)	2,944,500	2,526,993
		28,260,568
Health Care Providers & Services – 0%
Sonic Healthcare Ltd	1,462	30,855
Household Durables – 0%
Iida Group Holdings Co Ltd	4,400	67,396
Household Products – 4.9%
Kimberly-Clark Corp	44,603	6,304,634
Procter & Gamble Co	3,805	454,964
		6,759,598
Industrial Conglomerates – 0%
Jardine Matheson Holdings Ltd	1,700	71,042
Insurance – 2.3%
Medibank Pvt Ltd	1,505,643	3,114,115
Metals & Mining – 4.3%
Fortescue Metals Group Ltd	617,350	5,921,867
Multi-Utilities – 10.4%
Ameren Corp	9,897	696,353
CMS Energy Corp	35,445	2,070,697
Consolidated Edison Inc	78,782	5,666,789

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
WEC Energy Group Inc	66,125	$5,795,856
		14,229,695
Personal Products – 0%
Unilever PLC	150	8,086
Pharmaceuticals – 1.0%
Merck & Co Inc	17,787	1,375,469
Real Estate Management & Development – 7.0%
Daito Trust Construction Co Ltd	42,600	3,914,639
Henderson Land Development Co Ltd	36,000	136,332
Kerry Properties Ltd	565,500	1,461,067
Swire Properties Ltd	137,600	349,446
Wharf Real Estate Investment Co Ltd	769,000	3,670,075
		9,531,559
Semiconductor & Semiconductor Equipment – 2.0%
ASM Pacific Technology Ltd	256,000	2,705,769
Technology Hardware, Storage & Peripherals – 0.1%
Canon Inc	4,100	81,581
Tobacco – 3.9%
Altria Group Inc	13,388	525,479
Japan Tobacco Inc	258,400	4,794,980
		5,320,459
Trading Companies & Distributors – 3.8%
ITOCHU Corp	243,100	5,235,919
Wireless Telecommunication Services – 5.0%
KDDI Corp	55,200	1,655,284
NTT DOCOMO Inc	191,900	5,119,921
Softbank Corp	4,600	58,558
		6,833,763
Total Common Stocks (cost $130,450,146)		135,173,946
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $1,488,852)	1,488,703	1,488,852
Total Investments (total cost $131,938,998) – 99.8%		136,662,798
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		228,530
Net Assets – 100%		$136,891,328

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$53,670,580	39.3%
Hong Kong	28,812,169	21.1
Japan	25,433,257	18.6
Australia	9,066,837	6.6
Netherlands	4,519,448	3.3
Norway	4,262,043	3.1
Finland	4,184,944	3.1
Sweden	3,006,270	2.2
Switzerland	2,186,265	1.6
New Zealand	1,305,896	1.0
Belgium	204,346	0.1
United Kingdom	10,743	0.0

Total	$136,662,798	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 1.1%
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$34,568	$(815)	$285	$1,488,852
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	2,746∆	-	-	-
Total Affiliated Investments - 1.1%	$37,314	$(815)	$285	$1,488,852

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 1.1%
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	2,849,715	46,320,622	(47,680,955)	1,488,852
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	3,606,190	4,013,018	(7,619,208)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $2,526,993, which represents 1.8% of net assets.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$1,351,528	$-	$-
Diversified Telecommunication Services	2,690,013	14,532,958	-
Electric Utilities	3,778,414	10,805,639	-
Food Products	21,471,532	6,789,036	-
Household Products	6,759,598	-	-
Multi-Utilities	14,229,695	-	-
Pharmaceuticals	1,375,469	-	-
Tobacco	525,479	4,794,980	-
All Other	-	46,069,605	-
Investment Companies	-	1,488,852	-
Total Assets	$52,181,728	$84,481,070	$-

10	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$135,173,946
Affiliated investments, at value(2)	1,488,852
Cash	65
Cash denominated in foreign currency(3)	2,911
Non-interested Trustees' deferred compensation	2,807
Receivables:
Dividends	375,012
Fund shares sold	299,763
Foreign tax reclaims	106,796
Dividends from affiliates	223
Other assets	2,409
Total Assets	137,452,784
Liabilities:
Payables:	—
Fund shares repurchased	369,354
Professional fees	44,166
Advisory fees	36,077
Registration fees	26,226
Transfer agent fees and expenses	22,434
Non-affiliated fund administration fees payable	19,055
12b-1 Distribution and shareholder servicing fees	13,656
Custodian fees	5,408
Dividends	4,036
Non-interested Trustees' deferred compensation fees	2,807
Non-interested Trustees' fees and expenses	1,151
Affiliated fund administration fees payable	284
Accrued expenses and other payables	16,802
Total Liabilities	561,456
Net Assets	$136,891,328

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$158,265,913
Total distributable earnings (loss)	(21,374,585)
Total Net Assets	$136,891,328
Net Assets - Class A Shares	$5,829,747
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	444,525
Net Asset Value Per Share(4)	$13.11
Maximum Offering Price Per Share(5)	$13.91
Net Assets - Class C Shares	$15,028,841
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,154,703
Net Asset Value Per Share(4)	$13.02
Net Assets - Class D Shares	$26,688,004
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,040,681
Net Asset Value Per Share	$13.08
Net Assets - Class I Shares	$57,094,952
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,340,276
Net Asset Value Per Share	$13.15
Net Assets - Class N Shares	$3,154,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	239,835
Net Asset Value Per Share	$13.15
Net Assets - Class S Shares	$9,596
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	733
Net Asset Value Per Share	$13.09
Net Assets - Class T Shares	$29,085,890
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,220,995
Net Asset Value Per Share	$13.10

(1) Includes cost of $130,450,146.

(2) Includes cost of $1,488,852.

(3) Includes cost of $2,911.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$8,603,933
Dividends from affiliates	34,568
Affiliated securities lending income, net	2,746
Other income	1,069
Foreign tax withheld	(309,966)
Total Investment Income	8,332,350
Expenses:
Advisory fees	1,308,491
12b-1 Distribution and shareholder servicing fees:
Class A Shares	16,527
Class C Shares	157,061
Class S Shares	249
Transfer agent administrative fees and expenses:
Class D Shares	36,115
Class S Shares	244
Class T Shares	80,640
Transfer agent networking and omnibus fees:
Class A Shares	4,851
Class C Shares	15,560
Class I Shares	155,772
Other transfer agent fees and expenses:
Class A Shares	551
Class C Shares	1,226
Class D Shares	8,368
Class I Shares	6,961
Class N Shares	110
Class S Shares	1
Class T Shares	516
Registration fees	128,440
Professional fees	47,929
Custodian fees	29,347
Shareholder reports expense	28,794
Affiliated fund administration fees	5,948
Non-interested Trustees’ fees and expenses	5,128
Other expenses	84,005
Total Expenses	2,122,834
Less: Excess Expense Reimbursement and Waivers	(448,662)
Net Expenses	1,674,172
Net Investment Income/(Loss)	6,658,178
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(25,298,840)
Investments in affiliates	(815)
Total Net Realized Gain/(Loss) on Investments	(25,299,655)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(17,962,656)
Investments in affiliates	285
Total Change in Unrealized Net Appreciation/Depreciation	(17,962,371)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(36,603,848)

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$6,658,178	$7,818,471
Net realized gain/(loss) on investments	(25,299,655)	5,651,085
Change in unrealized net appreciation/depreciation	(17,962,371)	15,688,335
Net Increase/(Decrease) in Net Assets Resulting from Operations	(36,603,848)	29,157,891
Dividends and Distributions to Shareholders:
Class A Shares	(237,521)	(227,958)
Class C Shares	(460,353)	(388,776)
Class D Shares	(1,157,443)	(1,034,461)
Class I Shares	(5,729,440)	(5,482,949)
Class N Shares	(135,306)	(111,690)
Class S Shares	(3,463)	(8,417)
Class T Shares	(1,201,762)	(1,101,546)
Net Decrease from Dividends and Distributions to Shareholders	(8,925,288)	(8,355,797)
Capital Share Transactions:
Class A Shares	(1,365,013)	(208,483)
Class C Shares	(491,454)	(2,017,120)
Class D Shares	(3,345,795)	(5,195,727)
Class I Shares	(87,330,990)	11,589,240
Class N Shares	(106,063)	(93,321)
Class S Shares	(158,394)	(206,041)
Class T Shares	(1,103,392)	(6,060,394)
Net Increase/(Decrease) from Capital Share Transactions	(93,901,101)	(2,191,846)
Net Increase/(Decrease) in Net Assets	(139,430,237)	18,610,248
Net Assets:
Beginning of period	276,321,565	257,711,317
End of period	$136,891,328	$276,321,565

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.10	$13.07	$13.38	$12.84	$11.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.38	0.44	0.32	0.42
Net realized and unrealized gain/(loss)	(0.87)	1.06	(0.30)	0.57	1.40
Total from Investment Operations	(0.49)	1.44	0.14	0.89	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.41)	(0.45)	(0.35)	(0.30)
Distributions (from capital gains)	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.50)	(0.41)	(0.45)	(0.35)	(0.43)
Net Asset Value, End of Period	$13.11	$14.10	$13.07	$13.38	$12.84
Total Return*	(3.61)%	11.22%	1.01%	7.13%	16.28%
Net Assets, End of Period (in thousands)	$5,830	$7,724	$7,335	$13,425	$27,380
Average Net Assets for the Period (in thousands)	$6,611	$7,467	$10,020	$27,845	$8,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.05%	1.03%	1.05%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.87%	0.86%	0.83%
Ratio of Net Investment Income/(Loss)	2.76%	2.81%	3.25%	2.55%	3.47%
Portfolio Turnover Rate	73%	24%	60%	58%	41%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.99	$12.98	$13.28	$12.75	$11.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.28	0.36	0.30	0.33
Net realized and unrealized gain/(loss)	(0.86)	1.04	(0.30)	0.50	1.38
Total from Investment Operations	(0.58)	1.32	0.06	0.80	1.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.31)	(0.36)	(0.27)	(0.22)
Distributions (from capital gains)	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.39)	(0.31)	(0.36)	(0.27)	(0.35)
Net Asset Value, End of Period	$13.02	$13.99	$12.98	$13.28	$12.75
Total Return*	(4.22)%	10.33%	0.41%	6.36%	15.33%
Net Assets, End of Period (in thousands)	$15,029	$16,735	$17,491	$20,450	$11,529
Average Net Assets for the Period (in thousands)	$15,943	$16,705	$19,521	$16,659	$3,746
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.77%	1.70%	1.78%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%	1.58%	1.54%	1.61%	1.58%
Ratio of Net Investment Income/(Loss)	2.03%	2.06%	2.73%	2.39%	2.74%
Portfolio Turnover Rate	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.06	$13.03	$13.34	$12.80	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.40	0.49	0.40	0.44
Net realized and unrealized gain/(loss)	(0.86)	1.07	(0.32)	0.52	1.39
Total from Investment Operations	(0.46)	1.47	0.17	0.92	1.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.44)	(0.48)	(0.38)	(0.32)
Distributions (from capital gains)	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.52)	(0.44)	(0.48)	(0.38)	(0.45)
Net Asset Value, End of Period	$13.08	$14.06	$13.03	$13.34	$12.80
Total Return*	(3.37)%	11.46%	1.24%	7.39%	16.43%
Net Assets, End of Period (in thousands)	$26,688	$32,363	$35,061	$49,826	$55,105
Average Net Assets for the Period (in thousands)	$30,397	$32,106	$44,872	$55,232	$19,737
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.83%	0.84%	0.87%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.64%	0.65%	0.66%	0.65%
Ratio of Net Investment Income/(Loss)	2.95%	2.99%	3.62%	3.16%	3.60%
Portfolio Turnover Rate	73%	24%	60%	58%	41%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.14	$13.10	$13.41	$12.87	$11.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.41	0.49	0.46	0.45
Net realized and unrealized gain/(loss)	(0.86)	1.07	(0.31)	0.47	1.41
Total from Investment Operations	(0.46)	1.48	0.18	0.93	1.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.44)	(0.49)	(0.39)	(0.33)
Distributions (from capital gains)	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.53)	(0.44)	(0.49)	(0.39)	(0.46)
Net Asset Value, End of Period	$13.15	$14.14	$13.10	$13.41	$12.87
Total Return*	(3.38)%	11.53%	1.30%	7.42%	16.61%
Net Assets, End of Period (in thousands)	$57,095	$182,730	$157,957	$76,883	$29,592
Average Net Assets for the Period (in thousands)	$149,151	$167,142	$130,145	$53,486	$8,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.78%	0.75%	0.76%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.60%	0.60%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	2.83%	3.07%	3.66%	3.59%	3.72%
Portfolio Turnover Rate	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$14.14	$13.10	$13.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.43	0.43	0.42
Net realized and unrealized gain/(loss)	(0.88)	1.07	(0.51)
Total from Investment Operations	(0.45)	1.50	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.46)	(0.46)
Distributions (from capital gains)	(0.10)	—	—
Total Dividends and Distributions	(0.54)	(0.46)	(0.46)
Net Asset Value, End of Period	$13.15	$14.14	$13.10
Total Return*	(3.28)%	11.63%	(0.66)%
Net Assets, End of Period (in thousands)	$3,154	$3,538	$3,371
Average Net Assets for the Period (in thousands)	$3,449	$3,324	$2,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.76%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	3.15%	3.16%	3.45%
Portfolio Turnover Rate	73%	24%	60%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.07	$13.05	$13.35	$12.81	$11.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.30	0.36	0.45	0.38	0.37
Net realized and unrealized gain/(loss)	(0.79)	1.09	(0.31)	0.51	1.45
Total from Investment Operations	(0.49)	1.45	0.14	0.89	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.43)	(0.44)	(0.35)	(0.31)
Distributions (from capital gains)	(0.10)	—	—	—(3)	(0.13)
Total Dividends and Distributions	(0.49)	(0.43)	(0.44)	(0.35)	(0.44)
Net Asset Value, End of Period	$13.09	$14.07	$13.05	$13.35	$12.81
Total Return*	(3.61)%	11.27%	1.03%	7.09%	16.32%
Net Assets, End of Period (in thousands)	$10	$167	$360	$370	$316
Average Net Assets for the Period (in thousands)	$100	$274	$366	$344	$204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.14%	2.17%	1.36%	1.18%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.82%	0.92%	0.92%	0.77%
Ratio of Net Investment Income/(Loss)	2.07%	2.67%	3.35%	2.97%	3.06%
Portfolio Turnover Rate	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.08	$13.05	$13.36	$12.82	$11.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.41	0.47	0.39	0.45
Net realized and unrealized gain/(loss)	(0.86)	1.04	(0.31)	0.52	1.38
Total from Investment Operations	(0.47)	1.45	0.16	0.91	1.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.42)	(0.47)	(0.37)	(0.32)
Distributions (from capital gains)	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.51)	(0.42)	(0.47)	(0.37)	(0.45)
Net Asset Value, End of Period	$13.10	$14.08	$13.05	$13.36	$12.82
Total Return*	(3.45)%	11.34%	1.14%	7.28%	16.33%
Net Assets, End of Period (in thousands)	$29,086	$33,064	$36,137	$55,018	$47,708
Average Net Assets for the Period (in thousands)	$32,256	$35,201	$47,900	$58,466	$11,120
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.92%	0.91%	0.93%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.74%	0.74%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	2.87%	3.01%	3.49%	3.08%	3.68%
Portfolio Turnover Rate	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	19

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

20	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

22	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National

Janus Investment Fund	23

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative

24	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Investment Fund	25

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests

26	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $2,731.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $1,055.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	2	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

The Fund has elected to defer post-October losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 271,591	$ -	$ -	$ -	$(25,823,059)	$ (1,479)	$ 4,178,362

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 132,484,436	$ 8,704,306	$ (4,525,944)	$ 4,178,362

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,946,544	$ 1,978,744	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,355,797	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (8,480)	$ 8,480

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	64,803	$ 900,044	163,227	$ 2,156,691
Reinvested dividends and distributions	17,159	237,521	16,925	227,958
Shares repurchased	(185,339)	(2,502,578)	(193,488)	(2,593,132)
Net Increase/(Decrease)	(103,377)	$ (1,365,013)	(13,336)	$ (208,483)
Class C Shares:
Shares sold	130,741	$ 1,800,560	159,225	$ 2,119,813
Reinvested dividends and distributions	33,417	459,745	29,032	388,096
Shares repurchased	(205,296)	(2,751,759)	(340,157)	(4,525,029)
Net Increase/(Decrease)	(41,138)	$ (491,454)	(151,900)	$ (2,017,120)
Class D Shares:
Shares sold	267,016	$ 3,635,985	235,465	$ 3,137,592
Reinvested dividends and distributions	79,038	1,090,362	72,950	980,410
Shares repurchased	(607,261)	(8,072,142)	(696,372)	(9,313,729)
Net Increase/(Decrease)	(261,207)	$ (3,345,795)	(387,957)	$ (5,195,727)
Class I Shares:
Shares sold	2,716,279	$ 37,534,217	3,350,168	$44,909,261
Reinvested dividends and distributions	407,458	5,728,464	405,362	5,480,369
Shares repurchased	(11,710,186)	(130,593,671)	(2,883,769)	(38,800,390)
Net Increase/(Decrease)	(8,586,449)	$(87,330,990)	871,761	$11,589,240
Class N Shares:
Shares sold	57,130	$ 805,355	33,644	$ 454,546
Reinvested dividends and distributions	9,776	135,306	8,261	111,690
Shares repurchased	(77,336)	(1,046,724)	(48,856)	(659,557)
Net Increase/(Decrease)	(10,430)	$ (106,063)	(6,951)	$ (93,321)
Class S Shares:
Shares sold	723	$ 9,942	219	$ 3,000
Reinvested dividends and distributions	244	3,463	629	8,417
Shares repurchased	(12,107)	(171,799)	(16,581)	(217,458)
Net Increase/(Decrease)	(11,140)	$ (158,394)	(15,733)	$ (206,041)
Class T Shares:
Shares sold	1,049,093	$ 14,291,023	1,408,282	$18,776,595
Reinvested dividends and distributions	86,998	1,201,762	81,734	1,101,535
Shares repurchased	(1,263,569)	(16,596,177)	(1,910,327)	(25,938,524)
Net Increase/(Decrease)	(127,478)	$ (1,103,392)	(420,311)	$ (6,060,394)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$167,292,856	$ 262,371,897	$ -	$ -

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Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Income Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Global Income Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

36	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$1,978,744
Foreign Taxes Paid	$309,966
Foreign Source Income	$4,215,453
Dividends Received Deduction Percentage	59%
Qualified Dividend Income Percentage	100%

48	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	49

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

50	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	51

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

52	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

Janus Investment Fund	53

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

54	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	55

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

56	JUNE 30, 2020

Janus Henderson Global Income Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	57

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93013 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Government Money Market Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2020		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.00%
Fiscal Year-to-Date		Without Reimbursement	0.00%
1 Year	0.96%	Class T Shares
5 Year	0.70%	With Reimbursement	0.00%
10 Year	0.35%	Without Reimbursement	0.00%
Since Inception (February 14, 1995)	2.12%	Expense Ratios
Class T Shares		Per the October 28, 2019 prospectuses
Fiscal Year-to-Date		Class D Shares(1)
1 Year	0.94%	Total Annual Fund Operating Expenses	0.59%
5 Year	0.69%	Class T Shares
10 Year	0.34%	Total Annual Fund Operating Expenses	0.61%
Since Inception (February 14, 1995)	2.12%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class D Shares	$1,000.00	$1,002.40	$2.09	$1,000.00	$1,022.77	$2.11	0.42%
Class T Shares	$1,000.00	$1,002.30	$2.19	$1,000.00	$1,022.68	$2.21	0.44%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2020

Principal Amounts		Value
U.S. Government Agency Notes – 62.8%
Federal Farm Credit Discount Notes:
0.1323%, 9/24/20	$5,000,000	$4,998,439
Federal Home Loan Bank Discount Notes:
0.1385%, 7/6/20	5,000,000	4,999,904
0.1679%, 7/13/20	5,000,000	4,999,720
0.1323%, 7/16/20	3,000,000	2,999,835
0.5118%, 7/17/20	4,000,000	3,999,093
0.1911%, 7/20/20	10,000,000	9,998,992
0.0966%, 7/21/20	5,000,000	4,999,732
0.1113%, 7/22/20	5,000,000	4,999,676
0.1001%, 7/23/20	5,000,000	4,999,694
0.1391%, 7/24/20	10,000,000	9,999,112
0.1051%, 7/27/20	5,000,000	4,999,621
0.1058%, 7/29/20	5,000,000	4,999,589
0.1502%, 7/31/20	10,000,000	9,998,750
0.1101%, 8/3/20	5,000,000	4,999,496
0.0509%, 8/4/20	5,000,000	4,999,760
0.1191%, 8/5/20	5,000,000	4,999,421
0.1258%, 8/7/20	8,400,000	8,398,915
0.1401%, 8/10/20	5,000,000	4,999,222
0.1201%, 8/11/20	5,000,000	4,999,317
0.1501%, 8/12/20	4,000,000	3,999,300
0.1201%, 8/14/20	5,000,000	4,999,267
0.1374%, 8/17/20	3,000,000	2,999,462
0.1272%, 8/19/20	5,000,000	4,999,135
0.1628%, 8/24/20	4,000,000	3,999,024
0.1451%, 8/25/20	5,000,000	4,998,892
0.1201%, 8/26/20	5,000,000	4,999,067
0.1221%, 8/28/20	5,000,000	4,999,017
0.1471%, 9/2/20	4,000,000	3,998,971
0.1702%, 9/9/20	5,000,000	4,998,347
0.1501%, 9/11/20	4,000,000	3,998,800
0.1602%, 9/14/20	5,000,000	4,998,333
0.2751%, 9/15/20	5,000,000	4,997,101
0.1633%, 9/16/20	5,000,000	4,998,255
0.1602%, 9/18/20	4,000,000	3,998,595
0.1465%, 9/25/20	5,000,000	4,998,251
0.1702%, 10/1/20	5,000,000	4,997,828
0.3057%, 10/26/20	5,000,000	4,995,042
		188,362,536
FHLMC Multifamily VRD Certificates Taxable:
0.2800%, 1/15/42¶	4,993,882	4,991,475
Freddie Mac Discount Notes:
0.1425%, 8/27/20	5,000,000	4,998,873
0.1501%, 9/17/20	5,000,000	4,998,375
		9,997,248
Total U.S. Government Agency Notes (cost $208,349,698)		208,349,698
U.S. Treasury Debt – 3.9%
Cash Management Bill, 0.1314%, 9/8/20	5,000,000	4,998,742
United States Treasury Bill, 0.0317%, 7/2/20	4,000,000	3,999,988
United States Treasury Bill, 0.1151%, 7/14/20	4,000,000	3,999,834
Total U.S. Treasury Debt (cost $12,998,564)		12,998,564
Variable Rate Demand Notes¶ – 12.5%
AE Realty LLC (LOC: FHLB Dallas), 0.3800%, 10/1/23	380,000	380,000
Clearwater Solutions LLC (LOC: FHLB Atlanta), 0.5200%, 9/1/21	275,000	275,000
Cypress Bend Real Estate Development Co LLC (LOC: FHLB Dallas),
0.2300%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc (LOC: FHLB Atlanta), 0.3800%, 12/1/22	1,030,000	1,030,000
Greer Family LLC (LOC: FHLB Dallas), 0.2300%, 8/1/31	3,000,000	3,000,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments

June 30, 2020

Principal Amounts		Value
Variable Rate Demand Notes¶ – (continued)
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas (LOC: FHLB Dallas), 0.3800%, 12/1/20	$2,500,000	$2,500,000
Johnson Capital Management LLC (LOC: FHLB Indianapolis), 0.3400%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust (LOC: FHLB Dallas), 0.2300%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust (LOC: FHLB Atlanta), 0.3800%, 10/1/44	2,700,000	2,700,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.5200%, 9/1/21	640,000	640,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.3700%, 12/1/35	2,840,000	2,840,000
SMZ Holdings LLC Texas (LOC: FHLB Dallas), 0.2300%, 6/1/40	4,240,000	4,240,000
Tyler Enterprises LLC (LOC: FHLB Dallas), 0.3800%, 10/3/22	615,000	615,000
Ventana Housing LP (LOC: FHLB San Francisco), 0.2400%, 6/1/60	5,000,000	5,000,000
Total Variable Rate Demand Notes (cost $41,490,000)		41,490,000
Repurchase Agreementsë – 21.1%
Credit Agricole, New York, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $5,000,008 collateralized by $4,863,014 in U.S. Treasuries 2.1250%, 12/31/22 with a value of $5,100,004	5,000,000	5,000,000
Goldman Sachs & Co., Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $10,000,014 collateralized by $9,646,364 in U.S. Government Agencies 0.4400% - 8.0000%, 4/1/21 - 9/16/59 with a value of $10,200,000	10,000,000	10,000,000
HSBC Securities USA Inc, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $10,000,017 collateralized by $9,601,034 in U.S. Treasuries 0% - 5.2500%, 6/30/22 - 5/15/47 with a value of $10,200,000	10,000,000	10,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $15,000,025 collateralized by $14,105,809 in U.S. Government Agencies 2.3090% - 7.0000%, 8/1/27 - 5/1/58 with a value of $15,300,026	15,000,000	15,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0800%, dated 6/30/20, maturing 7/1/20 to be repurchased at $20,000,044 collateralized by $19,013,747 in U.S. Government Agencies 0% - 38.4930%, 12/15/27 - 6/20/50 with a value of $20,400,045	20,000,000	20,000,000
Wells Fargo Securities LLC, Joint repurchase agreement, 0.0800%, dated 6/30/20, maturing 7/1/20 to be repurchased at $10,000,022 collateralized by $10,196,086 in U.S. Government Agencies 0% - 2.6000%, 7/21/20 - 1/28/22 with a value of $10,200,037	10,000,000	10,000,000
Total Repurchase Agreements (cost $70,000,000)		70,000,000
Total Investments (total cost $332,838,262) – 100.3%		332,838,262
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(853,133)
Net Assets – 100%		$331,985,129

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2020.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$208,349,698	$-
U.S. Treasury Debt	-	12,998,564	-
Variable Rate Demand Notes	-	41,490,000	-
Repurchase Agreements	-	70,000,000	-
Total Assets	$-	$332,838,262	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2020

Assets:
Investments, at value(1)	$262,838,262
Repurchase agreements, at value(2)	70,000,000
Cash	96,826
Non-interested Trustees' deferred compensation	6,841
Receivables:
Fund shares sold	1,015,859
Interest	9,231
Other assets	16,572
Total Assets	333,983,591
Liabilities:
Payables:	—
Fund shares repurchased	1,899,773
Advisory fees	54,663
Professional fees	35,659
Non-interested Trustees' deferred compensation fees	6,841
Non-interested Trustees' fees and expenses	1,420
Dividends	106
Total Liabilities	1,998,462
Net Assets	$331,985,129
Net Assets Consist of:
Capital (par value and paid-in surplus)	$331,987,885
Total distributable earnings (loss)	(2,756)
Total Net Assets	$331,985,129
Net Assets - Class D Shares	$324,601,078
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	324,611,011
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$7,384,051
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,384,297
Net Asset Value Per Share	$1.00

(1) Includes cost of $262,838,262. (2) Includes cost of repurchase agreements of $70,000,000.

See Notes to Financial Statements.

6	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$3,474,139
Other income	45
Total Investment Income	3,474,184
Expenses:
Advisory fees	522,558
Administration services fees:
Class D Shares	1,037,616
Class T Shares	34,297
Professional fees	37,819
Non-interested Trustees’ fees and expenses	5,472
Total Expenses	1,637,762
Less: Excess Expense Reimbursement and Waivers	(366,062)
Net Expenses	1,271,700
Net Investment Income/(Loss)	2,202,484
Net Realized Gain/(Loss) on Investments:
Investments	(18)
Total Net Realized Gain/(Loss) on Investments	(18)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,202,466

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$2,202,484	$3,489,452
Net realized gain/(loss) on investments	(18)	5,414
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,202,466	3,494,866
Dividends and Distributions to Shareholders:
Class D Shares	(2,126,919)	(3,355,313)
Class T Shares	(75,565)	(134,541)
Net Decrease from Dividends and Distributions to Shareholders	(2,202,484)	(3,489,854)
Capital Share Transactions:
Class D Shares	122,021,460	14,361,437
Class T Shares	(464,559)	(695,839)
Net Increase/(Decrease) from Capital Share Transactions	121,556,901	13,665,598
Net Increase/(Decrease) in Net Assets	121,556,883	13,670,610
Net Assets:
Beginning of period	210,428,246	196,757,636
End of period	$331,985,129	$210,428,246

See Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.96%	1.71%	0.79%	0.05%	0.00%
Net Assets, End of Period (in thousands)	$324,601	$202,580	$188,213	$179,761	$160,769
Average Net Assets for the Period (in thousands)	$252,388	$197,526	$185,892	$181,337	$155,300
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.49%	0.59%	0.59%	0.58%	0.28%
Ratio of Net Investment Income/(Loss)	0.84%	1.70%	0.79%	0.05%	0.00%(3)

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.94%	1.70%	0.76%	0.04%	0.00%
Net Assets, End of Period (in thousands)	$7,384	$7,849	$8,544	$7,458	$3,614
Average Net Assets for the Period (in thousands)	$7,745	$8,055	$8,262	$8,190	$3,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.71%	0.72%	0.71%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.61%	0.62%	0.61%	0.29%
Ratio of Net Investment Income/(Loss)	0.98%	1.67%	0.76%	0.04%	0.00%(3)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements

allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to

12	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Notes to Financial Statements

economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$5,000,000	$—	$(5,000,000)	$—
Goldman Sachs & Co.	10,000,000	—	(10,000,000)	—
HSBC Securities USA Inc	10,000,000	—	(10,000,000)	—
ING Financial Markets LLC	15,000,000	—	(15,000,000)	—
Royal Bank of Canada, NY Branch	20,000,000	—	(20,000,000)	—
Wells Fargo Securities LLC	10,000,000	—	(10,000,000)	—

Total	$70,000,000	$—	$(70,000,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by a Fund may be tied to short-term

14	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. The voluntary advisory fee waiver was terminated effective February 1, 2020. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Effective February 1, 2020, Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. Prior to February 1, 2020, Class D Shares and Class T Shares the Fund compensated Janus Capital at an annual rate of 0.46% and 0.48%, respectively, for providing certain administration services. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 3,466	$ -	$ (18)	$ -	$ -	$ (6,204)	$ -

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (18)	$ -	$ (18)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,202,484	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,489,854	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (1)	$ 1	$ -

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	317,884,747	$317,884,746	136,486,110	$136,486,148
Reinvested dividends and distributions	2,093,457	2,093,457	3,310,115	3,310,115
Shares repurchased	(197,956,742)	(197,956,743)	(125,434,825)	(125,434,826)
Net Increase/(Decrease)	122,021,462	$122,021,460	14,361,400	$ 14,361,437
Class T Shares:
Shares sold	8,718,223	$ 8,718,222	6,086,656	$ 6,086,658
Reinvested dividends and distributions	75,224	75,224	135,584	135,584
Shares repurchased	(9,258,005)	(9,258,005)	(6,918,081)	(6,918,081)
Net Increase/(Decrease)	(464,558)	$ (464,559)	(695,841)	$ (695,839)

16	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Notes to Financial Statements

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period and concluded these changes do not have a material impact on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

7. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Government Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

18	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

20	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended

22	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The

28	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

30	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	33

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

34	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	35

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

36	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

Janus Investment Fund	37

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

38	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	39

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Government Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

40	JUNE 30, 2020

Janus Henderson Government Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	41

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93025 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson High-Yield Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process that is focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive global research process and dynamic approach to managing through the credit cycle, we seek to deliver a less-volatile client experience within the high-yield asset class over full market cycles.

Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2020, Janus Henderson High-Yield Fund’s Class I Shares returned -1.69% compared with a 0.03% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

In the first half of the period, fixed income markets broadly became more confident of a soft landing for the U.S. economy as the Federal Reserve (Fed) lowered policy rates three times in the latter half of 2019. Generally better-than-expected earnings reports and progress in U.S.-China trade relations also contributed to credit spreads (yields over Treasuries) tightening toward the lowest levels of the current credit cycle. However, in early 2020, the exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty as governments around the world restricted travel and social activity to help contain the virus. Risk markets faced a sell-off of historic proportions. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks.

Across the globe, central bank and government stimulus action was swift and aggressive. The Fed cut policy rates to zero and introduced numerous programs to support bond market liquidity, including unprecedented support to the high-yield market, while Congress approved trillions of dollars in crisis support to consumers and businesses. These actions supported financial markets and corporations and contributed to a rapid improvement in liquidity conditions. The staggering levels of monetary and fiscal stimulus, coupled with a recovery in oil and optimism on reopening the U.S. economy, bolstered investor confidence later in the period, although volatility remained high.

Over the year, rates fell across the yield curve, with the 5-year Treasury yield closing June at 0.29%, down from 1.76%. Corporate and securitized credit were volatile, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically intra-period. Fed support helped credit retrace some of its losses and high-yield corporate bonds ultimately finished flat for the period, while their investment-grade counterparts generated positive returns.

PERFORMANCE DISCUSSION

Early in the period, we were actively seeking ways to capitalize on the strength of the consumer, one of the healthiest components of the U.S. economy in 2019. And while we were wary of valuations after high-yield’s double-digit returns in 2019 and entered 2020 relatively cautiously, we were in no way positioned for the impact a global economic shutdown and social distancing would have on consumer discretionary activity. As the outlook for the consumer weakened amid the COVID-19 crisis, overweights and security selection in both gaming and restaurants weighed heavily on returns. Mohegan Gaming was also negatively impacted when management opted to skip its bond payments in April. Although the company made good within its 30-day grace period, we trimmed the position significantly heading into the late-period rally.

Positioning in a number of energy-related sectors also detracted on a relative basis. Early in the period, some the Fund’s higher-beta energy names were largely avoided by the market but subsequently rebounded in a mid-period rally of lower-quality securities after we had exited the positions. In the latter half of the period, we did not anticipate the Fed would lend support to the high-yield market and were slow to establish positions in some of the first quarter’s fallen angels, such as Occidental Petroleum. This hesitation held the portfolio back after the Fed’s announcement that it would support companies downgraded from investment grade.

Other decisions benefited the Fund, including a modest out-of-index allocation to bank loans and another to equity and equity-like securities, which outperformed high yield

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

over the period. Heading into the COVID correction, we reduced some consumer- and energy-related exposures and allowed our cash balance to grow, which proved beneficial to incremental returns. We later deployed cash into high-conviction names as the markets recovered and we gained confidence in the Fed’s support, economic reopenings and progress in treatments for COVID-19. At the sector level, security selection and avoidance in the telecom sectors, metals and mining and aerospace and defense aided relative returns. An underweight to the poor-performing satellite telecommunications company Intelsat was a positive contributor. A position in T-Mobile also contributed to results, as we actively navigated the news and completion of its acquisition of Sprint.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return or manage duration. During the period, the Fund used interest rate futures to efficiently express our view on the U.S. Treasury market, a decision that detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are comforted by the Fed’s commitment to support bond markets and anticipate fiscal authorities will continue intervening as needed. With this support, we expect U.S. economic growth to accelerate off recent lows for the next few quarters. Still, the path to recovery remains littered with uncertainties, and it will take years before the economy fully recovers. The restoration of liquidity in the high-yield market has been rapid by historical standards given the Fed’s intervention, but that too will take time to fully normalize.

Although market sentiment has improved markedly, high-yield spreads over Treasuries ended the period closer to longer-term averages and still wide of pre-COVID-19 levels. In our view, this leaves opportunity for attractive returns in the year ahead. We expect high-yield bonds will remain in demand as yields remain attractive – especially given historically low cash rates and Fed support.

But we do not expect volatility to fade. COVID-19 and its economic impact remain the most pressing concern, and other risks to market sentiment are also on our radar: a resumption of trade tensions with China and the upcoming U.S. elections, to name two.

We continue to believe sector and security selection will offer both opportunities and risks, and thus expect to remain diversified between the more cyclical and noncyclical sectors in the high-yield market. Sectors particularly sensitive to the economic outlook, such as retailers, media and parts of the energy sector, are vulnerable to an extended recession and require careful security selection. As we navigate these uncertainties, we will continue to adhere to our bottom-up, research-driven investment process with a focus on taking the right amount of risk throughout the cycle.

Thank you for your investment in Janus Henderson High-Yield Fund.

2	JUNE 30, 2020

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	5.63%	5.63%
Class A Shares MOP	5.36%	5.36%
Class C Shares**	5.26%	5.26%
Class D Shares	6.15%	6.15%
Class I Shares	5.64%	5.64%
Class N Shares	6.33%	6.33%
Class R Shares	5.53%	5.66%
Class S Shares	5.27%	5.38%
Class T Shares	6.22%	6.22%
Weighted Average Maturity		5.4 Years
Average Effective Duration***		3.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
A	0.4%
BBB	4.7%
BB	32.6%
B	30.8%
CCC	11.3%
Not Rated	14.2%
Other	6.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	88.9%
Common Stocks	3.3%
Investment Companies	2.7%
Preferred Stocks	1.9%
Bank Loans and Mezzanine Loans	1.8%
Investments Purchased with Cash Collateral from Securities Lending	1.2%
Asset-Backed/Commercial Mortgage-Backed Securities	0.8%
Other	(0.6)%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-1.95%	3.58%	5.71%	6.81%	1.04%	1.04%
Class A Shares at MOP	-6.65%	2.56%	5.20%	6.59%
Class C Shares at NAV	-2.64%	2.86%	4.97%	6.06%	1.73%	1.73%
Class C Shares at CDSC	-3.57%	2.86%	4.97%	6.06%
Class D Shares(1)	-1.73%	3.78%	5.93%	6.93%	0.80%	0.80%
Class I Shares	-1.69%	3.86%	6.01%	6.96%	0.73%	0.73%
Class N Shares	-1.59%	3.94%	6.04%	6.97%	0.65%	0.65%
Class R Shares	-2.41%	3.12%	5.28%	6.34%	1.62%	1.45%
Class S Shares	-2.14%	3.40%	5.54%	6.60%	1.31%	1.20%
Class T Shares	-1.83%	3.69%	5.84%	6.89%	0.89%	0.89%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	0.03%	4.79%	6.68%	6.79%
Morningstar Quartile - Class T Shares	3rd	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	406/709	235/624	177/476	13/198

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

4	JUNE 30, 2020

Janus Henderson High-Yield Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$938.40	$4.72	$1,000.00	$1,019.99	$4.92	0.98%
Class C Shares	$1,000.00	$935.10	$8.13	$1,000.00	$1,016.46	$8.47	1.69%
Class D Shares	$1,000.00	$939.40	$3.66	$1,000.00	$1,021.08	$3.82	0.76%
Class I Shares	$1,000.00	$939.60	$3.47	$1,000.00	$1,021.28	$3.62	0.72%
Class N Shares	$1,000.00	$940.10	$2.99	$1,000.00	$1,021.78	$3.12	0.62%
Class R Shares	$1,000.00	$936.20	$6.93	$1,000.00	$1,017.70	$7.22	1.44%
Class S Shares	$1,000.00	$937.60	$5.68	$1,000.00	$1,019.00	$5.92	1.18%
Class T Shares	$1,000.00	$939.00	$4.15	$1,000.00	$1,020.59	$4.32	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.8%
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	$2,252,000	$2,280,150
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)§	2,004,416	1,118,117
Transocean Pontus Ltd, 6.1250%, 8/1/25 (144A)	2,061,615	1,793,605
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	3,732,458	3,074,403
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $9,984,792)		8,266,275
Bank Loans and Mezzanine Loans – 1.8%
Communications – 0.3%
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24‡	3,170,688	3,010,188
Consumer Cyclical – 1.0%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	5,830,000	5,093,963
Mohegan Gaming & Entertainment,
ICE LIBOR USD 3 Month + 4.1250%, 4.4875%, 10/13/21‡	912,169	766,222
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 7.6783%, 2/4/28ƒ,‡	5,407,676	4,838,685
		10,698,870
Consumer Non-Cyclical – 0.1%
Chobani LLC, ICE LIBOR USD 1 Month + 3.5000%, 4.5000%, 10/10/23‡	1,606,714	1,541,449
Technology – 0.1%
Cornerstone OnDemand Inc,
ICE LIBOR USD 3 Month + 4.2500%, 5.3476%, 4/22/27‡	808,000	794,369
Transportation – 0.3%
Patriot Rail Co LLC, ICE LIBOR USD 3 Month + 5.2500%, 5.5579%, 10/19/26‡	3,760,575	3,572,546
Total Bank Loans and Mezzanine Loans (cost $21,207,615)		19,617,422
Corporate Bonds – 88.9%
Banking – 0.8%
Bank of America Corp, ICE LIBOR USD 3 Month + 2.6640%, 4.3000%‡,µ	1,139,000	1,016,899
Citigroup Inc, SOFR + 3.2340%, 4.7000%‡,µ	3,586,000	3,179,168
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	2,919,000	2,807,509
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	1,139,000	1,015,532
JPMorgan Chase & Co, SOFR + 2.7450%, 4.0000%‡,µ	684,000	598,692
		8,617,800
Basic Industry – 10.6%
Allegheny Technologies Inc, 7.8750%, 8/15/23	16,401,000	16,790,524
Allegheny Technologies Inc, 5.8750%, 12/1/27#	9,331,000	8,653,103
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	5,941,000	5,939,515
Atotech Alpha 2 BV, 8.7500%, 6/1/23 (144A)	2,514,361	2,508,075
Blue Cube Spinco LLC, 10.0000%, 10/15/25	1,266,000	1,316,374
Constellium NV, 5.7500%, 5/15/24 (144A)	3,115,000	3,115,000
Element Solutions Inc, 5.8750%, 12/1/25 (144A)	7,802,000	7,877,582
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	15,890,000	15,251,063
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	6,114,000	5,793,015
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	5,720,000	5,634,200
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	3,363,000	3,220,073
Infrabuild Australia Pty Ltd, 12.0000%, 10/1/24 (144A)	2,168,000	1,956,620
Kraton Polymers LLC / Kraton Polymers Capital Corp, 7.0000%, 4/15/25 (144A)	2,293,000	2,304,465
Novelis Corp, 5.8750%, 9/30/26 (144A)	9,222,000	9,200,236
Novelis Corp, 4.7500%, 1/30/30 (144A)	4,103,000	3,918,365
OCI NV, 5.2500%, 11/1/24 (144A)	2,034,000	1,952,640
Olin Corp, 9.5000%, 6/1/25 (144A)	3,170,000	3,534,550
PolyOne Corp, 5.7500%, 5/15/25 (144A)	3,366,000	3,462,773
PQ CORP, 5.7500%, 12/15/25 (144A)	143,000	144,073
Starfruit Finco BV / Starfruit US Holdco LLC, 8.0000%, 10/1/26 (144A)	4,729,000	4,841,030
Tronox Inc, 6.5000%, 5/1/25 (144A)	3,700,000	3,718,500
Univar Solutions USA Inc, 5.1250%, 12/1/27 (144A)	4,995,000	5,053,042
		116,184,818
Capital Goods – 8.9%
ARD Finance SA, 6.5000%, 6/30/27 (144A)	20,108,585	19,894,931

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	$6,629,000	$6,507,159
Builders FirstSource Inc, 6.7500%, 6/1/27 (144A)	2,293,000	2,347,459
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	10,118,000	9,174,699
Colfax Corp, 6.0000%, 2/15/24 (144A)	767,000	790,969
JELD-WEN Inc, 4.8750%, 12/15/27 (144A)	4,886,000	4,703,703
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	4,714,000	4,904,021
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	9,969,000	10,592,062
Masonite International Corp, 5.7500%, 9/15/26 (144A)	903,000	930,090
Masonite International Corp, 5.3750%, 2/1/28 (144A)	3,356,000	3,431,510
Summit Materials LLC / Summit Materials Finance Corp, 6.1250%, 7/15/23	6,639,000	6,609,456
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	5,776,000	5,703,800
TransDigm Inc, 6.2500%, 3/15/26 (144A)	4,653,000	4,650,092
TransDigm Inc, 7.5000%, 3/15/27	7,950,000	7,640,586
Trivium Packaging Finance BV, 5.5000%, 8/15/26 (144A)	2,003,000	2,020,526
Trivium Packaging Finance BV, 8.5000%, 8/15/27 (144A)	4,534,000	4,845,713
Vertical Holdco GmbH, 7.6250%, 7/15/28 (144A)	763,000	763,000
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	1,697,000	1,697,000
		97,206,776
Communications – 18.1%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,462,000	6,419,092
Altice Finco SA, 7.6250%, 2/15/25 (144A)#	5,932,000	6,169,339
Altice France Holding SA, 10.5000%, 5/15/27 (144A)	13,105,000	14,435,813
Altice France Holding SA, 6.0000%, 2/15/28 (144A)	3,240,000	3,059,791
Altice France SA/France, 7.3750%, 5/1/26 (144A)	15,443,000	16,121,565
Block Communications Inc, 4.8750%, 3/1/28 (144A)	3,758,000	3,712,115
Cablevision Systems Corp, 5.8750%, 9/15/22	3,182,000	3,325,190
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	15,486,000	16,021,816
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	8,673,000	8,954,872
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	3,775,000	3,982,625
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	4,429,000	4,519,795
CenturyLink Inc, 7.5000%, 4/1/24	4,484,000	4,927,109
CenturyLink Inc, 5.6250%, 4/1/25	2,059,000	2,129,006
CenturyLink Inc, 5.1250%, 12/15/26 (144A)	2,412,000	2,405,970
Connect Finco SARL / Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	7,584,000	7,166,880
CSC Holdings LLC, 5.2500%, 6/1/24	2,474,000	2,627,066
CSC Holdings LLC, 7.7500%, 7/15/25 (144A)	9,383,000	9,757,382
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	6,619,000	6,916,855
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,594,000	6,104,453
CSC Holdings LLC, 5.7500%, 1/15/30 (144A)	3,790,000	3,958,617
GCI LLC, 6.6250%, 6/15/24 (144A)	10,153,000	10,624,708
GCI LLC, 6.8750%, 4/15/25	3,391,000	3,492,730
LCPR Senior Secured Financing DAC, 6.7500%, 10/15/27 (144A)	2,951,000	3,010,020
Level 3 Financing Inc, 5.2500%, 3/15/26	2,584,000	2,662,424
Liberty Interactive LLC, 8.2500%, 2/1/30	7,434,000	7,233,505
Nexstar Broadcasting Inc, 5.6250%, 7/15/27 (144A)	2,758,000	2,758,165
Sable International Finance Ltd, 5.7500%, 9/7/27 (144A)	7,713,000	7,850,908
Sprint Corp, 7.1250%, 6/15/24	4,623,000	5,220,014
TEGNA Inc, 4.6250%, 3/15/28 (144A)	4,214,000	3,876,880
T-Mobile USA Inc, 6.5000%, 1/15/24	6,581,000	6,723,808
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	2,812,000	2,745,496
Ziggo BV, 5.1250%, 2/28/30 (144A)	9,561,000	9,486,424
		198,400,433
Consumer Cyclical – 15.1%
American Axle & Manufacturing Inc, 6.2500%, 3/15/26	2,050,000	1,973,125
Brink's Co/The, 5.5000%, 7/15/25 (144A)	6,197,000	6,311,830
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	2,679,000	2,692,395

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	$9,551,000		$8,070,595
eG Global Finance PLC, 6.7500%, 2/7/25 (144A)	2,956,000		2,911,660
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	6,481,000		6,513,405
Expedia Group Inc, 6.2500%, 5/1/25 (144A)	4,168,000		4,450,554
Expedia Group Inc, 7.0000%, 5/1/25 (144A)	3,651,000		3,795,041
Ford Motor Co, 8.5000%, 4/21/23	9,032,000		9,551,340
Ford Motor Co, 9.0000%, 4/22/25	10,396,000		11,240,675
Ford Motor Co, 6.3750%, 2/1/29	684,000		667,789
Ford Motor Co, 9.6250%, 4/22/30#	3,370,000		3,991,091
Ford Motor Co, 7.4500%, 7/16/31	5,962,000		6,275,005
Ford Motor Credit Co LLC, 3.2190%, 1/9/22	3,124,000		3,038,746
Ford Motor Credit Co LLC, 3.3500%, 11/1/22	1,544,000		1,478,812
Ford Motor Credit Co LLC, 3.0870%, 1/9/23	1,229,000		1,168,312
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 3.5980%, 5.7500%‡,µ	5,492,000		4,839,825
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	1,656,000		1,636,277
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	10,069,000		9,263,480
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	2,105,000		1,512,969
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)#	8,426,000		4,760,690
Hilton Domestic Operating Company Inc, 5.3750%, 5/1/25 (144A)	1,763,000		1,756,389
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	2,800,000		2,880,500
IRB Holding Corp, 6.7500%, 2/15/26 (144A)	6,467,000		6,175,985
LGI Homes Inc, 6.8750%, 7/15/26 (144A)	7,661,000		7,795,068
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)	3,061,000		2,540,630
Newco GB SAS, 8.0000%, 12/15/22	1,720,113	EUR	1,724,693
Scientific Games International Inc, 8.6250%, 7/1/25 (144A)	1,914,000		1,789,016
Scientific Games International Inc, 8.2500%, 3/15/26 (144A)	3,984,000		3,535,800
Scientific Games International Inc, 7.0000%, 5/15/28 (144A)	5,676,000		4,540,800
ServiceMaster Co LLC/The, 5.1250%, 11/15/24 (144A)	2,460,000		2,493,825
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)	1,688,000		1,508,650
Station Casinos LLC, 4.5000%, 2/15/28 (144A)	3,337,000		2,803,080
TRI Pointe Group Inc, 5.7000%, 6/15/28	4,129,000		4,190,935
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	4,416,000		4,195,200
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	8,823,000		9,231,064
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25	5,545,000		5,600,450
Wendy's International LLC, 7.0000%, 12/15/25	2,099,000		2,167,218
Wyndham Destinations Inc, 6.3500%, 10/1/25	4,551,000		4,598,012
			165,670,931
Consumer Non-Cyclical – 17.6%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.6250%, 1/15/27 (144A)	8,304,000		8,304,000
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
5.8750%, 2/15/28 (144A)	1,829,000		1,887,107
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.8750%, 2/15/30 (144A)	3,845,000		3,933,935
AMN Healthcare Inc, 4.6250%, 10/1/27 (144A)	8,120,000		7,906,850
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	4,118,000		4,252,370
Bausch Health Americas Inc, 8.5000%, 1/31/27 (144A)	3,935,000		4,176,019
Bausch Health Cos Inc, 9.0000%, 12/15/25 (144A)	5,217,000		5,619,805
Bausch Health Cos Inc, 7.0000%, 1/15/28 (144A)	2,830,000		2,914,900
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	5,894,000		5,549,142
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	11,659,000		11,513,262
CHS/Community Health Systems Inc, 8.1250%, 6/30/24 (144A)#	6,263,000		4,196,210
CHS/Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	5,212,000		4,899,280
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	11,239,000		10,761,342
FAGE International SA / FAGE USA Dairy Industry Inc,
5.6250%, 8/15/26 (144A)	2,899,000		2,725,060

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	$5,414,000	$4,901,727
HCA Inc, 3.5000%, 9/1/30	5,396,000	5,196,018
HLF Financing Sarl LLC / Herbalife International Inc,
7.8750%, 9/1/25 (144A)	2,378,000	2,455,285
HLF Financing Sarl LLC / Herbalife International Inc,
7.2500%, 8/15/26 (144A)	8,555,000	8,597,775
Horizon Pharma USA Inc, 5.5000%, 8/1/27 (144A)	6,114,000	6,360,822
Jaguar Holding Co II / Pharmaceutical Product Development LLC,
5.0000%, 6/15/28 (144A)	3,759,000	3,848,276
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	5,725,000	6,047,089
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	5,657,000	6,003,491
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	4,284,000	4,391,100
Kraft Heinz Foods Co, 3.7500%, 4/1/30 (144A)	3,660,000	3,778,333
Kraft Heinz Foods Co, 4.8750%, 10/1/49 (144A)	1,234,000	1,256,137
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	4,637,000	4,637,000
NBM US Holdings Inc, 6.6250%, 8/6/29 (144A)	3,071,000	3,116,144
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.3750%, 6/1/25 (144A)	2,706,000	2,749,973
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.2500%, 2/1/28 (144A)	6,246,000	6,348,934
Smithfield Foods Inc, 5.2000%, 4/1/29 (144A)	2,787,000	3,014,170
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)#	10,855,000	9,796,637
Tenet Healthcare Corp, 8.1250%, 4/1/22	6,768,000	7,106,400
Tenet Healthcare Corp, 4.8750%, 1/1/26 (144A)	4,306,000	4,217,555
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	14,195,000	12,674,432
Valvoline Inc, 4.2500%, 2/15/30 (144A)	6,328,000	6,233,080
Winnebago Industries Inc, 6.2500%, 7/15/28	1,179,000	1,179,000
		192,548,660
Electric – 0.3%
DPL Inc, 4.1250%, 7/1/25 (144A)	1,727,000	1,727,484
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	1,418,000	1,450,813
		3,178,297
Energy – 8.3%
Apache Corp, 4.2500%, 1/15/30	5,214,000	4,506,311
DCP Midstream Operating LP, 5.1250%, 5/15/29	3,015,000	2,879,325
Endeavor Energy Resources LP / EER Finance Inc, 6.6250%, 7/15/25 (144A)	3,902,000	3,932,514
Endeavor Energy Resources LP / EER Finance Inc, 5.7500%, 1/30/28 (144A)	4,753,000	4,562,880
EnLink Midstream LLC, 5.3750%, 6/1/29	3,715,000	2,786,250
EnLink Midstream Partners LP, 4.1500%, 6/1/25	5,502,000	4,236,540
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	13,397,000	7,904,230
Hess Midstream Operations LP, 5.6250%, 2/15/26 (144A)	5,352,000	5,295,750
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	4,008,000	3,857,379
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	8,921,000	8,430,345
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	6,940,000	5,239,700
Occidental Petroleum Corp, 3.2000%, 8/15/26	2,667,000	2,152,882
Occidental Petroleum Corp, 3.5000%, 8/15/29	3,629,000	2,664,775
Parsley Energy LLC / Parsley Finance Corp, 5.2500%, 8/15/25 (144A)	3,609,000	3,465,903
Parsley Energy LLC / Parsley Finance Corp, 5.6250%, 10/15/27 (144A)	3,070,000	3,023,950
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	4,086,000	3,708,045
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 3/1/27 (144A)	1,928,000	1,711,100
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	6,643,000	5,746,195
Targa Resources Partners LP / Targa Resources Partners Finance Corp,
6.5000%, 7/15/27	2,327,000	2,332,818

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	$5,352,000	$5,249,884
Western Midstream Operating LP, 4.0500%, 2/1/30	7,821,000	7,527,243
		91,214,019
Finance Companies – 0.8%
Springleaf Finance Corp, 7.7500%, 10/1/21	2,023,000	2,104,830
Springleaf Finance Corp, 8.8750%, 6/1/25	2,321,000	2,481,590
Springleaf Finance Corp, 5.3750%, 11/15/29	4,768,000	4,481,920
		9,068,340
Hotels, Restaurants & Leisure – 0.1%
Royal Caribbean Cruises Ltd, 11.5000%, 6/1/25 (144A)	1,380,000	1,438,544
Industrial – 1.2%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	4,250,000	4,232,320
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,105,000	8,307,625
		12,539,945
Industrial Conglomerates – 2.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	29,562,000	23,209,126
Insurance – 1.4%
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	4,691,000	4,714,455
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	10,207,000	10,232,517
		14,946,972
Machinery – 0.1%
Hillenbrand Inc, 5.7500%, 6/15/25	1,454,000	1,504,890
Software – 0.2%
j2 Global Inc, 1.7500%, 11/1/26 (144A)	2,794,000	2,349,732
Technology – 0.9%
CommScope Inc, 8.2500%, 3/1/27 (144A)	2,490,000	2,558,973
Gartner Inc, 4.5000%, 7/1/28 (144A)	2,876,000	2,909,649
Solera LLC / Solera Finance Inc, 10.5000%, 3/1/24 (144A)	4,156,000	4,239,120
		9,707,742
Technology Hardware, Storage & Peripherals – 0.1%
Western Digital Corp, 1.5000%, 2/1/24	992,000	932,514
Textiles, Apparel & Luxury Goods – 0.3%
Under Armour Inc, 1.5000%, 6/1/24	2,359,000	2,669,468
Transportation – 2.0%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	8,341,000	8,268,016
Delta Air Lines Inc, 7.3750%, 1/15/26	4,832,000	4,674,468
Southwest Airlines Co, 4.7500%, 5/4/23	2,305,000	2,380,060
Southwest Airlines Co, 5.2500%, 5/4/25	2,115,000	2,231,072
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	4,366,000	4,473,316
		22,026,932
Total Corporate Bonds (cost $984,771,899)		973,415,939
Common Stocks – 3.3%
Automobiles – 0.6%
Ford Motor Co	1,097,745	6,674,290
Banks – 0.1%
Western Alliance Bancorp	33,913	1,284,285
Equity Real Estate Investment Trusts (REITs) – 0.3%
VICI Properties Inc	144,688	2,921,251
Hotels, Restaurants & Leisure – 0.6%
Eldorado Resorts Inc*,#	55,151	2,209,349
Las Vegas Sands Corp	104,695	4,767,810
		6,977,159
Media – 0.4%
GCI Liberty Inc*	60,222	4,282,989
Metals & Mining – 0.5%
Constellium SE*	704,527	5,410,767
Semiconductor & Semiconductor Equipment – 0.5%
Micron Technology Inc*	114,079	5,877,350

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 0.3%
Dell Technologies Inc*	52,751	$2,898,140
Total Common Stocks (cost $36,609,506)		36,326,231
Preferred Stocks – 1.9%
Health Care Equipment & Supplies – 0.4%
Becton Dickinson and Co, 6.0000%, 6/1/23	75,350	4,008,620
Life Sciences Tools & Services – 0.2%
Avantor Inc, 6.2500%, 5/15/22	36,500	2,106,006
Pharmaceuticals – 0.3%
Elanco Animal Health Inc, 5.0000%, 2/1/23	78,105	3,035,941
Specialty Retail – 0.5%
Quiksilver Inc Bankruptcy Equity Certificate*,¢,§	132,324	5,880,479
Wireless Telecommunication Services – 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23 (144A)§	5,520	5,630,676
Total Preferred Stocks (cost $17,302,272)		20,661,722
Investment Companies – 2.7%
Money Markets – 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $30,061,047)	30,059,158	30,062,164
Investments Purchased with Cash Collateral from Securities Lending – 1.2%
Investment Companies – 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	10,285,947	10,285,947
Time Deposits – 0.3%
Royal Bank of Canada, 0.0900%, 7/1/20	$2,980,808	2,980,808
Total Investments Purchased with Cash Collateral from Securities Lending (cost $13,266,755)		13,266,755
Total Investments (total cost $1,113,203,886) – 100.6%		1,101,616,508
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(6,132,885)
Net Assets – 100%		$1,095,483,623

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$917,690,735	83.3%
Luxembourg	52,704,026	4.8
Netherlands	28,557,100	2.6
Zambia	21,044,078	1.9
France	17,846,258	1.6
United Kingdom	15,834,224	1.4
Israel	12,674,432	1.2
Ireland	9,581,562	0.9
Germany	9,200,395	0.8
Canada	8,854,273	0.8
Brazil	3,116,144	0.3
Australia	1,956,620	0.2
Liberia	1,438,544	0.1
Bermuda	1,118,117	0.1

Total	$1,101,616,508	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 2.7%
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$1,014,749	$(9,764)	$1,215	$30,062,164
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	20,288∆	-	-	10,285,947
Total Affiliated Investments - 3.6%	$1,035,037	$(9,764)	$1,215	$40,348,111

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 2.7%
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	78,157,239	778,457,874	(826,544,400)	30,062,164
Investments Purchased with Cash Collateral from Securities Lending - 0.9%
Investment Companies - 0.9%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	63,270,948	(52,985,001)	10,285,947

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	766	10/5/20	$169,154,345	$65,829	$11,970

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable	$ 11,970

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Schedule of Investments

June 30, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 4,071,469	$ 4,071,469
Swap contracts	(5,826,078)	-	(5,826,078)

Total	$(5,826,078)	$ 4,071,469	$(1,754,609)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 65,829	$ 65,829
Swap contracts	277,772	-	277,772

Total	$ 277,772	$ 65,829	$ 343,601

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value
Credit default swaps, sell protection	$ (181,008)
Credit default swaps, buy protection	(1,288,532)
Futures contracts, purchased	$66,713,952

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $711,802,268, which represents 65.0% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2020)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23	6/24/20-6/26/20	$5,570,003	$5,630,676	0.5%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	5,880,479	0.5
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42	8/14/17-7/10/18	2,005,533	1,118,117	0.1
Total		$10,112,187	$12,629,272	1.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2020. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$8,266,275	$-
Bank Loans and Mezzanine Loans	-	19,617,422	-
Corporate Bonds	-	973,415,939	-
Common Stocks	36,326,231	-	-
Preferred Stocks	-	14,781,243	5,880,479
Investment Companies	-	30,062,164	-
Investments Purchased with Cash Collateral from Securities Lending	-	13,266,755	-
Total Investments in Securities	$36,326,231	$1,059,409,798	$5,880,479
Other Financial Instruments(a):
Variation Margin Receivable	11,970	-	-
Total Assets	$36,338,201	$1,059,409,798	$5,880,479

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2020

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,061,268,397
Affiliated investments, at value(3)	40,348,111
Cash	55,036
Deposits with brokers for futures	880,000
Variation margin receivable	11,970
Non-interested Trustees' deferred compensation	22,455
Receivables:
Investments sold	19,566,397
Interest	18,040,133
Fund shares sold	10,620,780
Dividends	43,045
Dividends from affiliates	5,295
Other assets	261,305
Total Assets	1,151,122,924
Liabilities:
Foreign cash due to custodian	5
Collateral for securities loaned (Note 3)	13,266,755
Payables:	—
Investments purchased	28,251,352
Fund shares repurchased	12,427,665
Advisory fees	531,282
Dividends	420,661
Transfer agent fees and expenses	169,808
Professional fees	57,499
Non-interested Trustees' deferred compensation fees	22,455
12b-1 Distribution and shareholder servicing fees	18,517
Non-interested Trustees' fees and expenses	6,092
Custodian fees	4,030
Affiliated fund administration fees payable	2,305
Accrued expenses and other payables	460,875
Total Liabilities	55,639,301
Net Assets	$1,095,483,623

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,326,047,606
Total distributable earnings (loss)	(230,563,983)
Total Net Assets	$1,095,483,623
Net Assets - Class A Shares	$32,937,323
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,239,763
Net Asset Value Per Share(4)	$7.77
Maximum Offering Price Per Share(5)	$8.16
Net Assets - Class C Shares	$12,402,123
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,596,479
Net Asset Value Per Share(4)	$7.77
Net Assets - Class D Shares	$309,022,638
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,773,296
Net Asset Value Per Share	$7.77
Net Assets - Class I Shares	$258,255,416
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,222,602
Net Asset Value Per Share	$7.77
Net Assets - Class N Shares	$129,944,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,726,795
Net Asset Value Per Share	$7.77
Net Assets - Class R Shares	$1,550,606
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,712
Net Asset Value Per Share	$7.76
Net Assets - Class S Shares	$1,858,782
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	238,849
Net Asset Value Per Share	$7.78
Net Assets - Class T Shares	$349,512,729
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	44,977,951
Net Asset Value Per Share	$7.77

(1) Includes cost of $1,072,856,892.

(2) Includes $12,991,792 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $40,346,994.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$71,298,039
Dividends from affiliates	1,014,749
Dividends	585,142
Affiliated securities lending income, net	20,288
Unaffiliated securities lending income, net	2,269
Other income	453,815
Foreign tax withheld	(6,033)
Total Investment Income	73,368,269
Expenses:
Advisory fees	6,948,081
12b-1 Distribution and shareholder servicing fees:
Class A Shares	87,755
Class C Shares	145,259
Class R Shares	7,700
Class S Shares	4,227
Transfer agent administrative fees and expenses:
Class D Shares	400,562
Class R Shares	3,844
Class S Shares	4,227
Class T Shares	1,027,334
Transfer agent networking and omnibus fees:
Class A Shares	35,660
Class C Shares	11,540
Class I Shares	273,108
Other transfer agent fees and expenses:
Class A Shares	2,793
Class C Shares	1,093
Class D Shares	53,879
Class I Shares	12,164
Class N Shares	3,655
Class R Shares	137
Class S Shares	65
Class T Shares	5,352
Registration fees	143,284
Shareholder reports expense	138,578
Professional fees	62,480
Affiliated fund administration fees	30,220
Custodian fees	25,542
Non-interested Trustees’ fees and expenses	25,390
Other expenses	144,008
Total Expenses	9,597,937
Less: Excess Expense Reimbursement and Waivers	(34,480)
Net Expenses	9,563,457
Net Investment Income/(Loss)	63,804,812

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(45,473,217)
Investments in affiliates	(9,764)
Futures contracts	4,071,469
Swap contracts	(5,826,078)
Total Net Realized Gain/(Loss) on Investments	(47,237,590)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(38,222,294)
Investments in affiliates	1,215
Futures contracts	65,829
Swap contracts	277,772
Total Change in Unrealized Net Appreciation/Depreciation	(37,877,478)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(21,310,256)

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$63,804,812	$73,850,006
Net realized gain/(loss) on investments	(47,237,590)	(22,259,906)
Change in unrealized net appreciation/depreciation	(37,877,478)	43,990,252
Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,310,256)	95,580,352
Dividends and Distributions to Shareholders:
Class A Shares	(1,790,411)	(1,426,849)
Class C Shares	(655,795)	(1,283,602)
Class D Shares	(17,922,925)	(18,772,121)
Class I Shares	(14,826,429)	(18,012,344)
Class N Shares	(7,114,604)	(9,616,310)
Class R Shares	(71,475)	(67,773)
Class S Shares	(82,925)	(93,555)
Class T Shares	(21,428,230)	(24,989,015)
Net Decrease from Dividends and Distributions to Shareholders	(63,892,794)	(74,261,569)
Capital Share Transactions:
Class A Shares	7,293,354	(4,313,479)
Class C Shares	(9,556,728)	(11,191,724)
Class D Shares	(13,309,649)	(12,268,334)
Class I Shares	(17,217,091)	(89,943,226)
Class N Shares	15,552,374	(85,855,927)
Class R Shares	23,075	229,834
Class S Shares	510,116	(528,235)
Class T Shares	(62,546,566)	(80,459,243)
Net Increase/(Decrease) from Capital Share Transactions	(79,251,115)	(284,330,334)
Net Increase/(Decrease) in Net Assets	(164,454,165)	(263,011,551)
Net Assets:
Beginning of period	1,259,937,788	1,522,949,339
End of period	$1,095,483,623	$1,259,937,788

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.34	$8.18	$8.50	$8.17	$8.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.43	0.46	0.50	0.45
Net realized and unrealized gain/(loss)	(0.57)	0.16	(0.32)	0.33	(0.38)
Total from Investment Operations	(0.16)	0.59	0.14	0.83	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.43)	(0.46)	(0.50)	(0.45)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.41)	(0.43)	(0.46)	(0.50)	(0.45)
Net Asset Value, End of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	(1.95)%	7.48%	1.58%	10.32%	0.94%
Net Assets, End of Period (in thousands)	$32,937	$28,510	$32,487	$39,747	$152,449
Average Net Assets for the Period (in thousands)	$35,108	$27,131	$35,915	$59,850	$147,155
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.04%	1.03%	1.00%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.04%	1.03%	1.00%	0.98%
Ratio of Net Investment Income/(Loss)	5.09%	5.23%	5.41%	5.86%	5.46%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.37	0.40	0.44	0.39
Net realized and unrealized gain/(loss)	(0.57)	0.17	(0.32)	0.33	(0.38)
Total from Investment Operations	(0.21)	0.54	0.08	0.77	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.38)	(0.40)	(0.44)	(0.40)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.36)	(0.38)	(0.40)	(0.44)	(0.40)
Net Asset Value, End of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	(2.64)%	6.78%	0.92%	9.57%	0.18%
Net Assets, End of Period (in thousands)	$12,402	$23,026	$33,888	$43,169	$49,861
Average Net Assets for the Period (in thousands)	$15,009	$27,890	$39,154	$46,514	$53,472
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.70%	1.68%	1.68%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.70%	1.68%	1.68%	1.62%
Ratio of Net Investment Income/(Loss)	4.37%	4.57%	4.75%	5.19%	4.83%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.45	0.48	0.52	0.46
Net realized and unrealized gain/(loss)	(0.57)	0.16	(0.32)	0.33	(0.39)
Total from Investment Operations	(0.14)	0.61	0.16	0.85	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.45)	(0.48)	(0.52)	(0.46)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.43)	(0.45)	(0.48)	(0.52)	(0.46)
Net Asset Value, End of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	(1.73)%	7.74%	1.82%	10.56%	1.02%
Net Assets, End of Period (in thousands)	$309,023	$348,041	$354,349	$376,111	$331,067
Average Net Assets for the Period (in thousands)	$337,185	$339,785	$370,556	$359,572	$328,551
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.80%	0.79%	0.77%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.80%	0.79%	0.77%	0.78%
Ratio of Net Investment Income/(Loss)	5.31%	5.49%	5.65%	6.10%	5.67%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.34	$8.19	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.45	0.48	0.53	0.47
Net realized and unrealized gain/(loss)	(0.57)	0.16	(0.31)	0.32	(0.39)
Total from Investment Operations	(0.13)	0.61	0.17	0.85	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.46)	(0.48)	(0.52)	(0.47)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.44)	(0.46)	(0.48)	(0.52)	(0.47)
Net Asset Value, End of Period	$7.77	$8.34	$8.19	$8.50	$8.17
Total Return*	(1.69)%	7.68%	2.01%	10.67%	1.10%
Net Assets, End of Period (in thousands)	$258,255	$289,574	$373,573	$766,952	$317,634
Average Net Assets for the Period (in thousands)	$277,116	$323,343	$623,820	$535,202	$249,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.73%	0.71%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.73%	0.71%	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	5.34%	5.54%	5.70%	6.23%	5.76%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.46	0.47	0.53	0.48
Net realized and unrealized gain/(loss)	(0.57)	0.16	(0.30)	0.33	(0.39)
Total from Investment Operations	(0.13)	0.62	0.17	0.86	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.46)	(0.49)	(0.53)	(0.48)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.44)	(0.46)	(0.49)	(0.53)	(0.48)
Net Asset Value, End of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	(1.59)%	7.90%	1.98%	10.73%	1.18%
Net Assets, End of Period (in thousands)	$129,944	$124,803	$209,887	$30,455	$21,259
Average Net Assets for the Period (in thousands)	$129,946	$170,511	$73,663	$27,197	$17,347
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.65%	0.67%	0.62%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.65%	0.67%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)	5.47%	5.61%	5.89%	6.27%	5.85%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

Class R Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.33	$8.18	$8.49	$8.17	$8.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.39	0.42	0.46	0.41
Net realized and unrealized gain/(loss)	(0.57)	0.15	(0.31)	0.32	(0.38)
Total from Investment Operations	(0.19)	0.54	0.11	0.78	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.39)	(0.42)	(0.46)	(0.41)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.38)	(0.39)	(0.42)	(0.46)	(0.41)
Net Asset Value, End of Period	$7.76	$8.33	$8.18	$8.49	$8.17
Total Return*	(2.41)%	6.89%	1.28%	9.77%	0.54%
Net Assets, End of Period (in thousands)	$1,551	$1,623	$1,365	$1,447	$1,413
Average Net Assets for the Period (in thousands)	$1,538	$1,397	$1,411	$1,457	$1,555
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.57%	1.62%	1.45%	1.38%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.48%	1.45%	1.38%	1.38%
Ratio of Net Investment Income/(Loss)	4.64%	4.82%	4.99%	5.49%	5.07%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.35	$8.19	$8.51	$8.19	$8.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.41	0.44	0.49	0.44
Net realized and unrealized gain/(loss)	(0.57)	0.17	(0.32)	0.32	(0.38)
Total from Investment Operations	(0.17)	0.58	0.12	0.81	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.42)	(0.44)	(0.49)	(0.44)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.40)	(0.42)	(0.44)	(0.49)	(0.44)
Net Asset Value, End of Period	$7.78	$8.35	$8.19	$8.51	$8.19
Total Return*	(2.14)%	7.29%	1.44%	10.05%	0.83%
Net Assets, End of Period (in thousands)	$1,859	$1,496	$1,995	$1,702	$1,761
Average Net Assets for the Period (in thousands)	$1,687	$1,833	$1,746	$1,801	$2,311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.31%	1.19%	1.12%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.22%	1.18%	1.11%	1.11%
Ratio of Net Investment Income/(Loss)	4.90%	5.07%	5.26%	5.76%	5.33%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.44	0.47	0.51	0.46
Net realized and unrealized gain/(loss)	(0.57)	0.16	(0.32)	0.33	(0.39)
Total from Investment Operations	(0.15)	0.60	0.15	0.84	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.44)	(0.47)	(0.51)	(0.46)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.42)	(0.44)	(0.47)	(0.51)	(0.46)
Net Asset Value, End of Period	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	(1.83)%	7.64%	1.73%	10.47%	0.94%
Net Assets, End of Period (in thousands)	$349,513	$442,866	$515,406	$821,650	$1,193,347
Average Net Assets for the Period (in thousands)	$411,154	$460,568	$703,671	$1,017,073	$1,172,930
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.89%	0.88%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.89%	0.88%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	5.21%	5.39%	5.55%	6.00%	5.59%
Portfolio Turnover Rate	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

26	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

28	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

Janus Investment Fund	29

Janus Henderson High-Yield Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is

30	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements

subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either

Janus Investment Fund	31

Janus Henderson High-Yield Fund

Notes to Financial Statements

at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

32	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at June 30, 2020.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or

Janus Investment Fund	33

Janus Henderson High-Yield Fund

Notes to Financial Statements

droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

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Janus Henderson High-Yield Fund

Notes to Financial Statements

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$12,991,792	$—	$(12,991,792)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	35

Janus Henderson High-Yield Fund

Notes to Financial Statements

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated

36	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements

cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $12,991,792. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $13,266,755, resulting in the net amount due to the counterparty of $274,963.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.57% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Investment Fund	37

Janus Henderson High-Yield Fund

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the

38	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements

Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period.

Janus Investment Fund	39

Janus Henderson High-Yield Fund

Notes to Financial Statements

There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $11,419.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class A Shares paid CDSCs of $7,773 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $542.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $2,150,324 in purchases and $32,150,025 in sales, resulting in a net realized gain of $557,062. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,488,704	$ -	$(218,444,091)	$ -	$ -	$ (11,872)	$(13,596,724)

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Janus Henderson High-Yield Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(76,289,286)	$(142,154,805)	$ (218,444,091)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,115,213,232	$25,157,515	$(38,754,239)	$ (13,596,724)

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 65,829	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 63,892,794	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 74,261,569	$ -	$ -	$ -

Janus Investment Fund	41

Janus Henderson High-Yield Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (251,572)	$ 1,393,709	$ (1,142,137)

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,416,062	$ 27,993,641	1,744,144	$ 14,240,678
Reinvested dividends and distributions	198,553	1,605,048	155,258	1,265,234
Shares repurchased	(2,794,684)	(22,305,335)	(2,451,426)	(19,819,391)
Net Increase/(Decrease)	819,931	$ 7,293,354	(552,024)	$ (4,313,479)
Class C Shares:
Shares sold	263,688	$ 2,137,044	229,538	$ 1,878,130
Reinvested dividends and distributions	69,745	566,128	140,481	1,144,237
Shares repurchased	(1,497,723)	(12,259,900)	(1,750,549)	(14,214,091)
Net Increase/(Decrease)	(1,164,290)	$ (9,556,728)	(1,380,530)	$ (11,191,724)
Class D Shares:
Shares sold	6,066,144	$ 49,262,836	4,376,734	$ 35,743,125
Reinvested dividends and distributions	1,911,493	15,478,018	1,987,641	16,192,348
Shares repurchased	(9,944,963)	(78,050,503)	(7,937,925)	(64,203,807)
Net Increase/(Decrease)	(1,967,326)	$ (13,309,649)	(1,573,550)	$ (12,268,334)
Class I Shares:
Shares sold	23,823,014	$185,810,346	20,588,098	$166,338,668
Reinvested dividends and distributions	1,536,962	12,472,189	1,802,956	14,697,067
Shares repurchased	(26,847,121)	(215,499,626)	(33,314,921)	(270,978,961)
Net Increase/(Decrease)	(1,487,145)	$ (17,217,091)	(10,923,867)	$ (89,943,226)
Class N Shares:
Shares sold	6,048,149	$ 49,172,104	4,241,158	$ 34,323,031
Reinvested dividends and distributions	878,660	7,093,462	1,181,098	9,607,077
Shares repurchased	(5,168,590)	(40,713,192)	(16,109,183)	(129,786,035)
Net Increase/(Decrease)	1,758,219	$ 15,552,374	(10,686,927)	$ (85,855,927)
Class R Shares:
Shares sold	47,615	$ 374,994	62,653	$ 512,663
Reinvested dividends and distributions	8,480	68,245	6,963	56,720
Shares repurchased	(51,204)	(420,164)	(41,781)	(339,549)
Net Increase/(Decrease)	4,891	$ 23,075	27,835	$ 229,834
Class S Shares:
Shares sold	94,345	$ 772,455	46,912	$ 381,507
Reinvested dividends and distributions	10,246	82,835	11,382	92,806
Shares repurchased	(44,834)	(345,174)	(122,636)	(1,002,548)
Net Increase/(Decrease)	59,757	$ 510,116	(64,342)	$ (528,235)
Class T Shares:
Shares sold	9,432,880	$ 76,501,907	8,225,420	$ 66,971,112
Reinvested dividends and distributions	2,577,450	20,892,141	3,007,624	24,508,361
Shares repurchased	(20,134,983)	(159,940,614)	(21,119,194)	(171,938,716)
Net Increase/(Decrease)	(8,124,653)	$ (62,546,566)	(9,886,150)	$ (80,459,243)

42	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,669,507,997	$1,725,920,222

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson High-Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson High-Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson High-Yield Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

44	JUNE 30, 2020

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	45

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Brent Olson 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson High-Yield Fund	6/19-Present

Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors. Formerly, credit analyst at Janus Henderson Investors (2017-2019), and lead portfolio manager at Scout Investments on a growth equity strategy (2013-2017).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

70	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes

NotesPage1

Janus Investment Fund	71

Janus Henderson High-Yield Fund

Notes

NotesPage2

72	JUNE 30, 2020

Janus Henderson High-Yield Fund

Notes

NotesPage3

Janus Investment Fund	73

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93026 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson International Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

Janus Henderson International Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2020, Janus Henderson International Managed Volatility Fund’s Class I Shares returned -4.00%. This compares to the -5.13% return posted by the MSCI EAFE Index®, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark Index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

International equity markets experienced heightened volatility and a significant drawdown in the first part of 2020 amid concerns over the global economic impact of the COVID-19 coronavirus, which drove the returns for the trailing one-year period into negative territory despite the strong recovery in the second quarter of 2020.

The Fund benefited from its overall defensive positioning and provided some much-needed downside protection during the heightened volatility experienced in the first quarter, along with some upside participation in the market recovery period, and outperformed overall over the past 12 months. In particular, an average overweight to lower-beta stocks and underweight to higher-beta stocks was a tailwind on relative performance during the period.

From a sector perspective, while an average underweight to health care was a detractor, overall active sector positioning and favorable selection effects contributed during the period. More specifically, the Fund benefited from an average underweight to energy and financials, which were two of the weakest-performing sectors during the period, as well as favorable selection effects among some consumer discretionary and communication services names.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. The Fund’s long-term investment objective is to produce an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that aim to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson International Managed Volatility Fund.

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
CLP Holdings Ltd
Electric Utilities	2.1%
Nestle SA (REG)
Food Products	1.9%
Hong Kong & China Gas Co Ltd
Gas Utilities	1.7%
Nippon Building Fund Inc
Equity Real Estate Investment Trusts (REITs)	1.6%
Givaudan SA
Chemicals	1.6%
8.9%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	0.8%
Preferred Stocks	0.1%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

2	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-4.29%	2.66%	6.27%	1.46%	1.38%	1.14%
Class A Shares at MOP	-9.84%	1.45%	5.63%	1.01%
Class C Shares at NAV	-5.06%	1.95%	5.84%	1.07%	2.12%	1.91%
Class C Shares at CDSC	-5.98%	1.95%	5.84%	1.07%
Class D Shares(1)	-4.06%	2.90%	6.49%	1.56%	1.08%	0.95%
Class I Shares	-4.00%	3.02%	6.58%	1.69%	0.93%	0.90%
Class N Shares	-3.88%	3.14%	6.64%	1.73%	0.84%	0.80%
Class S Shares	-4.45%	2.61%	6.27%	1.43%	1.60%	1.30%
Class T Shares	-4.09%	2.86%	6.38%	0.98%	1.13%	1.05%
MSCI EAFE Index	-5.13%	2.05%	5.73%	1.10%
Morningstar Quartile - Class I Shares	4th	4th	4th	4th
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	471/497	366/427	271/344	246/286

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – May 2, 2007

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

4	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$943.80	$5.61	$1,000.00	$1,019.10	$5.82	1.16%
Class C Shares	$1,000.00	$940.30	$9.17	$1,000.00	$1,015.42	$9.52	1.90%
Class D Shares	$1,000.00	$945.10	$4.59	$1,000.00	$1,020.14	$4.77	0.95%
Class I Shares	$1,000.00	$945.30	$4.45	$1,000.00	$1,020.29	$4.62	0.92%
Class N Shares	$1,000.00	$946.30	$4.16	$1,000.00	$1,020.59	$4.32	0.86%
Class S Shares	$1,000.00	$943.50	$6.28	$1,000.00	$1,018.40	$6.52	1.30%
Class T Shares	$1,000.00	$944.10	$5.12	$1,000.00	$1,019.59	$5.32	1.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – 98.7%
Aerospace & Defense – 0.4%
Elbit Systems Ltd	1,372	$188,978
Air Freight & Logistics – 0.7%
SG Holdings Co Ltd	10,800	352,422
Automobiles – 0.2%
Toyota Motor Corp	1,900	119,207
Banks – 2.0%
Bank Leumi Le-Israel BM	4,926	24,841
Bank of East Asia Ltd	84,000	192,015
Banque Cantonale Vaudoise (REG)	937	91,108
BOC Hong Kong Holdings Ltd	47,500	150,819
Chiba Bank Ltd	10,600	49,971
Hang Seng Bank Ltd	17,600	297,171
HSBC Holdings PLC	29,310	137,168
Japan Post Bank Co Ltd	20,500	152,463
		1,095,556
Beverages – 0.4%
Diageo PLC	193	6,405
Kirin Holdings Co Ltd	6,100	128,660
Remy Cointreau SA	752	102,311
		237,376
Biotechnology – 0.7%
BeiGene Ltd (ADR)*	1,308	246,427
CSL Ltd	448	88,791
Grifols SA	1,707	51,777
		386,995
Building Products – 0.3%
Geberit AG	281	140,524
Capital Markets – 1.7%
Daiwa Securities Group Inc	12,400	51,737
Hong Kong Exchanges & Clearing Ltd	7,500	319,648
Japan Exchange Group Inc	21,100	487,485
Nomura Holdings Inc	12,000	53,711
		912,581
Chemicals – 4.8%
Air Water Inc	5,200	73,357
Chr Hansen Holding A/S	3,088	318,347
Croda International PLC	1,225	79,691
EMS-Chemie Holding AG	265	205,091
Givaudan SA	227	844,566
Kansai Paint Co Ltd	19,200	404,739
Mitsubishi Chemical Holdings Corp	14,100	82,074
Nippon Paint Holdings Co Ltd	7,900	573,430
		2,581,295
Commercial Services & Supplies – 0.3%
Secom Co Ltd	1,600	139,812
Toppan Printing Co Ltd	2,900	48,351
		188,163
Diversified Telecommunication Services – 4.6%
Cellnex Telecom SA (144A)*	6,280	382,188
Elisa OYJ	9,244	561,850
HKT Trust & HKT Ltd	275,000	404,230
Nippon Telegraph & Telephone Corp	7,600	176,954
Spark New Zealand Ltd	104,376	308,978
Swisscom AG (REG)	769	402,306
Telefonica Deutschland Holding AG	43,910	129,511
Telstra Corp Ltd	12,586	27,238
United Internet AG	2,273	95,905
		2,489,160

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – (continued)
Electric Utilities – 7.4%
Chubu Electric Power Co Inc	9,800	$123,284
Chugoku Electric Power Co Inc	26,400	352,553
CLP Holdings Ltd	114,000	1,116,402
Enel SpA	54,771	471,822
HK Electric Investments & HK Electric Investments Ltd	254,000	263,871
Iberdrola SA	14,760	170,941
Kyushu Electric Power Co Inc	9,900	83,066
Orsted A/S (144A)	5,607	646,722
Power Assets Holdings Ltd	112,000	608,213
Terna Rete Elettrica Nazionale SpA	8,817	60,529
Tohoku Electric Power Co Inc	11,300	107,478
		4,004,881
Electronic Equipment, Instruments & Components – 1.7%
Hamamatsu Photonics KK	2,900	125,596
Keyence Corp	600	250,548
Murata Manufacturing Co Ltd	4,400	257,850
Shimadzu Corp	10,400	276,693
		910,687
Entertainment – 1.8%
Nexon Co Ltd	5,100	115,203
Nintendo Co Ltd	400	178,011
Square Enix Holdings Co Ltd	7,400	373,272
Toho Co Ltd/Tokyo	1,900	68,617
Ubisoft Entertainment SA*	2,719	223,917
		959,020
Equity Real Estate Investment Trusts (REITs) – 5.3%
Daiwa House REIT Investment Corp	11	25,911
Japan Real Estate Investment Corp	154	789,990
Link REIT	68,700	560,592
Nippon Building Fund Inc	155	882,423
Nippon Prologis REIT Inc	205	623,119
Segro PLC	637	7,055
		2,889,090
Food & Staples Retailing – 7.0%
Aeon Co Ltd	8,300	192,812
Casino Guichard Perrachon SA*	3,347	123,961
Coles Group Ltd	41,482	492,618
Colruyt SA	5,424	298,232
Cosmos Pharmaceutical Corp	500	76,642
ICA Gruppen AB	3,666	173,775
Jeronimo Martins SGPS SA*	16,209	283,571
Koninklijke Ahold Delhaize NV	8,900	242,338
Lawson Inc	4,500	225,663
Sundrug Co Ltd	5,800	191,663
Tsuruha Holdings Inc	2,900	399,238
Welcia Holdings Co Ltd	3,200	258,030
Wm Morrison Supermarkets PLC	25,700	60,619
Woolworths Group Ltd	30,909	796,847
		3,816,009
Food Products – 7.7%
A2 Milk Co Ltd*	16,207	212,170
Barry Callebaut AG (REG)	179	341,243
Calbee Inc	7,400	204,653
Chocoladefabriken Lindt & Spruengli AG (PC)	26	213,924
Danone SA*	3,295	227,671
Kerry Group PLC	2,116	263,223
MEIJI Holdings Co Ltd	3,500	278,368
Mowi ASA	12,767	242,758
Nestle SA (REG)	9,260	1,023,270

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Nissin Foods Holdings Co Ltd	1,200	$106,229
Orkla ASA	28,781	252,385
Toyo Suisan Kaisha Ltd	2,100	117,254
Wilmar International Ltd	57,400	169,097
Yakult Honsha Co Ltd	6,400	376,749
Yamazaki Baking Co Ltd	9,200	158,087
		4,187,081
Gas Utilities – 3.8%
Hong Kong & China Gas Co Ltd	600,776	929,062
Osaka Gas Co Ltd	22,400	441,943
Toho Gas Co Ltd	6,600	329,941
Tokyo Gas Co Ltd	14,700	351,626
		2,052,572
Health Care Equipment & Supplies – 4.3%
Asahi Intecc Co Ltd	7,100	201,777
BioMerieux*	1,576	216,367
Coloplast A/S	3,237	501,881
Diasorin SpA	490	93,724
Fisher & Paykel Healthcare Corp Ltd	34,953	808,040
Hoya Corp	3,000	287,335
Siemens Healthineers AG (144A)	1,482	70,970
Sysmex Corp	2,100	161,316
		2,341,410
Health Care Providers & Services – 0.1%
Alfresa Holdings Corp	3,300	68,709
Health Care Technology – 1.3%
M3 Inc	16,600	706,035
Hotels, Restaurants & Leisure – 1.6%
McDonald's Holdings Co Japan Ltd	5,200	280,562
Oriental Land Co Ltd/Japan	4,400	581,065
		861,627
Household Durables – 1.3%
Rinnai Corp	2,400	199,851
Sekisui House Ltd	18,400	350,344
Sony Corp	2,000	136,982
		687,177
Household Products – 1.9%
Essity AB*	4,753	153,498
Lion Corp	13,100	314,114
Pigeon Corp	2,300	88,935
Reckitt Benckiser Group PLC	2,265	208,410
Unicharm Corp	6,100	249,955
		1,014,912
Independent Power and Renewable Electricity Producers – 0.2%
Meridian Energy Ltd	15,094	46,812
Uniper SE	1,840	59,377
		106,189
Industrial Conglomerates – 0.7%
Jardine Matheson Holdings Ltd	3,200	133,727
Keihan Holdings Co Ltd	5,600	249,467
		383,194
Information Technology Services – 2.2%
Adyen NV (144A)*	313	455,969
Fujitsu Ltd	400	46,828
GMO Payment Gateway Inc	1,800	187,602
Itochu Techno-Solutions Corp	700	26,238
Nomura Research Institute Ltd	7,400	201,947

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Obic Co Ltd	1,600	$281,395
		1,199,979
Insurance – 0.6%
Admiral Group PLC	7,205	205,011
AIA Group Ltd	14,000	130,302
		335,313
Interactive Media & Services – 0.6%
Kakaku.com Inc	900	22,793
LINE Corp*	5,500	276,591
		299,384
Internet & Direct Marketing Retail – 1.9%
Delivery Hero SE (144A)*	5,786	589,470
Ocado Group PLC*	18,073	453,630
		1,043,100
Life Sciences Tools & Services – 1.8%
Eurofins Scientific SE	886	555,391
QIAGEN NV*	8,701	374,620
Sartorius Stedim Biotech	190	47,955
		977,966
Machinery – 2.5%
Alstom SA	1,298	60,285
Hoshizaki Corp	4,200	359,940
Knorr-Bremse AG*	1,557	157,524
Kone OYJ	3,213	220,769
Schindler Holding AG	530	124,641
Schindler Holding AGž	311	73,200
SMC Corp/Japan	700	357,330
		1,353,689
Marine – 0.4%
Kuehne + Nagel International AG*	1,183	196,356
Media – 0.2%
CyberAgent Inc	2,500	122,658
Metals & Mining – 1.1%
Fortescue Metals Group Ltd	61,884	593,616
Multiline Retail – 0.8%
Marui Group Co Ltd	5,700	102,951
Pan Pacific International Holdings Corp	13,800	302,686
		405,637
Multi-Utilities – 0.1%
National Grid PLC	6,407	78,442
Oil, Gas & Consumable Fuels – 0.5%
Idemitsu Kosan Co Ltd	10,700	227,040
Koninklijke Vopak NV	1,311	69,278
		296,318
Paper & Forest Products – 0.1%
Oji Holdings Corp	13,400	62,259
Personal Products – 1.5%
Beiersdorf AG	853	96,769
Kao Corp	800	63,343
Kobayashi Pharmaceutical Co Ltd	3,900	342,673
Kose Corp	500	60,122
Unilever NV	1,204	63,849
Unilever PLC	3,906	210,567
		837,323
Pharmaceuticals – 4.4%
Astellas Pharma Inc	2,400	39,957
AstraZeneca PLC	1,278	133,205
Chugai Pharmaceutical Co Ltd	12,900	689,692

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Daiichi Sankyo Co Ltd	200	$16,336
GlaxoSmithKline PLC	4,084	82,736
Kyowa Kirin Co Ltd	1,800	47,234
Novartis AG	1,767	153,576
Novo Nordisk A/S	4,921	318,477
Ono Pharmaceutical Co Ltd	9,400	273,459
Orion Oyj	2,442	118,052
Otsuka Holdings Co Ltd	800	34,872
Roche Holding AG	1,427	494,203
		2,401,799
Professional Services – 0.2%
SGS SA	22	53,697
Wolters Kluwer NV	471	36,740
		90,437
Real Estate Management & Development – 2.9%
Azrieli Group Ltd	1,154	52,312
Deutsche Wohnen SE	1,916	85,946
Hang Lung Properties Ltd	77,000	182,545
Henderson Land Development Co Ltd	76,000	287,812
Hulic Co Ltd	8,300	78,624
New World Development Co Ltd*	17,500	83,182
Sun Hung Kai Properties Ltd	16,000	203,912
Swiss Prime Site AG (REG)	5,591	516,590
Vonovia SE*	1,625	99,534
		1,590,457
Road & Rail – 6.3%
East Japan Railway Co	800	55,448
Hankyu Hanshin Holdings Inc	2,100	70,991
Keikyu Corp	15,700	240,356
Keio Corp	1,100	62,835
Kintetsu Group Holdings Co Ltd	15,900	714,246
Kyushu Railway Co	14,000	363,269
MTR Corp Ltd	84,500	437,075
Nagoya Railroad Co Ltd	19,900	561,820
Odakyu Electric Railway Co Ltd	6,900	169,621
Tobu Railway Co Ltd	11,700	386,737
Tokyu Corp	20,500	288,420
West Japan Railway Co	800	44,865
		3,395,683
Semiconductor & Semiconductor Equipment – 0.5%
Advantest Corp	2,700	153,384
ASM Pacific Technology Ltd	4,300	45,448
Tokyo Electron Ltd	200	49,089
		247,921
Software – 0.9%
Nice Ltd*	2,531	478,486
Specialty Retail – 1.2%
Nitori Holdings Co Ltd	2,100	411,353
Yamada Denki Co Ltd	46,300	229,707
		641,060
Technology Hardware, Storage & Peripherals – 0.3%
FUJIFILM Holdings Corp	1,400	59,913
Logitech International SA	1,655	107,941
		167,854
Textiles, Apparel & Luxury Goods – 0.2%
EssilorLuxottica SA*	389	49,854
Hermes International	82	68,433
		118,287

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares		Value
Common Stocks – (continued)
Tobacco – 0.9%
Swedish Match AB	7,262	$510,070
Trading Companies & Distributors – 1.3%
ITOCHU Corp	14,900	320,918
MonotaRO Co Ltd	8,900	356,522
		677,440
Water Utilities – 0.4%
Severn Trent PLC	6,830	209,520
Wireless Telecommunication Services – 2.7%
KDDI Corp	10,800	323,860
NTT DOCOMO Inc	29,400	784,396
Softbank Corp	28,100	357,716
		1,465,972
Total Common Stocks (cost $47,568,131)		53,477,876
Preferred Stocks – 0.1%
Health Care Equipment & Supplies – 0.1%
Sartorius AG (cost $61,910)	257	84,424
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $429,000)	428,957	429,000
Total Investments (total cost $48,059,041) – 99.6%		53,991,300
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		200,937
Net Assets – 100%		$54,192,237

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$25,343,368	46.9%
Hong Kong	6,346,026	11.8
Switzerland	4,982,236	9.2
Australia	1,999,110	3.7
United Kingdom	1,872,459	3.5
Germany	1,844,050	3.4
Denmark	1,785,427	3.3
France	1,676,145	3.1
New Zealand	1,376,000	2.5
Finland	900,671	1.7
Netherlands	868,174	1.6
Sweden	837,343	1.5
Israel	744,617	1.4
United States	675,427	1.3
Italy	626,075	1.2
Spain	604,906	1.1
Norway	495,143	0.9
Belgium	298,232	0.6
Portugal	283,571	0.5
Ireland	263,223	0.5
Singapore	169,097	0.3

Total	$53,991,300	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$7,870	$105	$-	$429,000
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	3,967∆	-	-	-
Total Affiliated Investments - 0.8%	$11,837	$105	$-	$429,000

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	-	26,314,379	(25,885,484)	429,000
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	2,235,123	3,020,536	(5,255,659)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $2,145,319, which represents 4.0% of net assets.

*	Non-income producing security.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Banks	$91,108	$1,004,448	$-
Biotechnology	246,427	140,568	-
All Other	-	51,995,325	-
Preferred Stocks	-	84,424	-
Investment Companies	-	429,000	-
Total Assets	$337,535	$53,653,765	$-

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$53,562,300
Affiliated investments, at value(2)	429,000
Cash	6,794
Cash denominated in foreign currency(3)	3,192
Non-interested Trustees' deferred compensation	1,115
Receivables:
Investments sold	1,536,100
Foreign tax reclaims	190,713
Dividends	70,473
Fund shares sold	6,754
Dividends from affiliates	50
Other assets	2,692
Total Assets	55,809,183
Liabilities:
Payables:	—
Investments purchased	1,448,021
Fund shares repurchased	57,585
Professional fees	45,106
Advisory fees	16,145
Transfer agent fees and expenses	9,228
Custodian fees	6,977
12b-1 Distribution and shareholder servicing fees	1,190
Non-interested Trustees' deferred compensation fees	1,115
Non-interested Trustees' fees and expenses	448
Affiliated fund administration fees payable	113
Accrued expenses and other payables	31,018
Total Liabilities	1,616,946
Net Assets	$54,192,237

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$50,081,518
Total distributable earnings (loss)	4,110,719
Total Net Assets	$54,192,237
Net Assets - Class A Shares	$947,154
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	115,092
Net Asset Value Per Share(4)	$8.23
Maximum Offering Price Per Share(5)	$8.73
Net Assets - Class C Shares	$900,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	112,069
Net Asset Value Per Share(4)	$8.03
Net Assets - Class D Shares	$3,492,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	431,759
Net Asset Value Per Share	$8.09
Net Assets - Class I Shares	$31,777,441
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,914,551
Net Asset Value Per Share	$8.12
Net Assets - Class N Shares	$11,752,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,450,279
Net Asset Value Per Share	$8.10
Net Assets - Class S Shares	$1,197,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146,272
Net Asset Value Per Share	$8.19
Net Assets - Class T Shares	$4,125,485
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	508,824
Net Asset Value Per Share	$8.11

(1) Includes cost of $47,630,041.

(2) Includes cost of $429,000.

(3) Includes cost of $3,192.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$2,228,940
Dividends from affiliates	7,870
Affiliated securities lending income, net	3,967
Unaffiliated securities lending income, net	13
Other income	1,271
Foreign tax withheld	(195,608)
Total Investment Income	2,046,453
Expenses:
Advisory fees	485,880
12b-1 Distribution and shareholder servicing fees:
Class A Shares	3,428
Class C Shares	11,080
Class S Shares	2,959
Transfer agent administrative fees and expenses:
Class D Shares	4,525
Class S Shares	2,959
Class T Shares	13,505
Transfer agent networking and omnibus fees:
Class A Shares	1,358
Class C Shares	1,359
Class I Shares	43,971
Other transfer agent fees and expenses:
Class A Shares	145
Class C Shares	112
Class D Shares	1,086
Class I Shares	2,706
Class N Shares	923
Class S Shares	43
Class T Shares	142
Registration fees	77,436
Non-affiliated fund administration fees	68,031
Professional fees	48,913
Custodian fees	38,722
Shareholder reports expense	15,241
Affiliated fund administration fees	2,208
Non-interested Trustees’ fees and expenses	1,979
Other expenses	10,227
Total Expenses	838,938
Less: Excess Expense Reimbursement and Waivers	(63,783)
Net Expenses	775,155
Net Investment Income/(Loss)	1,271,298

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,272,454
Investments in affiliates	105
Total Net Realized Gain/(Loss) on Investments	1,272,559
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,216,477)
Total Change in Unrealized Net Appreciation/Depreciation	(6,216,477)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,672,620)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$1,271,298	$2,124,891
Net realized gain/(loss) on investments	1,272,559	(517,360)
Change in unrealized net appreciation/depreciation	(6,216,477)	(1,281,028)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,672,620)	326,503
Dividends and Distributions to Shareholders:
Class A Shares	(57,632)	(54,541)
Class C Shares	(32,739)	(50,038)
Class D Shares	(155,581)	(178,757)
Class I Shares	(2,233,940)	(2,600,429)
Class N Shares	(1,582,756)	(1,477,995)
Class S Shares	(41,137)	(46,567)
Class T Shares	(237,320)	(256,227)
Net Decrease from Dividends and Distributions to Shareholders	(4,341,105)	(4,664,554)
Capital Share Transactions:
Class A Shares	(491,674)	296,199
Class C Shares	(452,613)	(529,995)
Class D Shares	(595,388)	(610,964)
Class I Shares	(27,654,400)	3,162,228
Class N Shares	(21,025,273)	(1,109,209)
Class S Shares	(177,444)	805,735
Class T Shares	(2,112,566)	810,528
Net Increase/(Decrease) from Capital Share Transactions	(52,509,358)	2,824,522
Net Increase/(Decrease) in Net Assets	(60,523,083)	(1,513,529)
Net Assets:
Beginning of period	114,715,320	116,228,849
End of period	$54,192,237	$114,715,320

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.94	$9.32	$8.50	$7.96	$8.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.14	0.04	0.08	0.11
Net realized and unrealized gain/(loss)	(0.47)	(0.19)	0.81	0.59	(0.13)
Total from Investment Operations	(0.37)	(0.05)	0.85	0.67	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.12)	(0.03)	(0.13)	(0.05)
Distributions (from capital gains)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.34)	(0.33)	(0.03)	(0.13)	(0.05)
Net Asset Value, End of Period	$8.23	$8.94	$9.32	$8.50	$7.96
Total Return*	(4.29)%	(0.19)%	10.00%	8.73%	(0.22)%
Net Assets, End of Period (in thousands)	$947	$1,609	$1,358	$8,240	$4,821
Average Net Assets for the Period (in thousands)	$1,371	$1,493	$2,665	$6,776	$3,145
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.38%	1.19%	1.14%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.30%	1.19%	1.14%	1.24%
Ratio of Net Investment Income/(Loss)	1.20%	1.56%	0.43%	1.05%	1.45%
Portfolio Turnover Rate	82%	91%	86%	134%	74%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.72	$9.07	$8.33	$7.81	$7.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.05	0.03	0.06	0.08
Net realized and unrealized gain/(loss)	(0.47)	(0.15)	0.75	0.55	(0.15)
Total from Investment Operations	(0.44)	(0.10)	0.78	0.61	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.04)	(0.04)	(0.09)	(0.06)
Distributions (from capital gains)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.25)	(0.25)	(0.04)	(0.09)	(0.06)
Net Asset Value, End of Period	$8.03	$8.72	$9.07	$8.33	$7.81
Total Return*	(5.17)%	(0.80)%	9.32%	8.02%	(0.86)%
Net Assets, End of Period (in thousands)	$900	$1,439	$2,035	$2,672	$1,581
Average Net Assets for the Period (in thousands)	$1,111	$1,641	$2,398	$2,289	$924
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.24%	2.11%	1.90%	1.89%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.99%	2.05%	1.90%	1.89%	1.94%
Ratio of Net Investment Income/(Loss)	0.40%	0.63%	0.30%	0.75%	1.05%
Portfolio Turnover Rate	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.79	$9.17	$8.43	$7.87	$8.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.15	0.13	0.14	0.15
Net realized and unrealized gain/(loss)	(0.46)	(0.18)	0.74	0.55	(0.16)
Total from Investment Operations	(0.34)	(0.03)	0.87	0.69	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.14)	(0.13)	(0.13)	(0.12)
Distributions (from capital gains)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.36)	(0.35)	(0.13)	(0.13)	(0.12)
Net Asset Value, End of Period	$8.09	$8.79	$9.17	$8.43	$7.87
Total Return*	(4.06)%	0.07%	10.32%	9.05%	(0.12)%
Net Assets, End of Period (in thousands)	$3,492	$4,396	$5,185	$4,412	$2,282
Average Net Assets for the Period (in thousands)	$3,808	$4,561	$5,076	$3,132	$1,314
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.08%	0.97%	0.99%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.08%	0.97%	0.99%	1.10%
Ratio of Net Investment Income/(Loss)	1.44%	1.67%	1.36%	1.77%	1.97%
Portfolio Turnover Rate	82%	91%	86%	134%	74%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.83	$9.21	$8.46	$7.89	$8.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.17	0.15	0.12	0.14
Net realized and unrealized gain/(loss)	(0.46)	(0.19)	0.74	0.57	(0.13)
Total from Investment Operations	(0.34)	(0.02)	0.89	0.69	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.15)	(0.14)	(0.12)	(0.12)
Distributions (from capital gains)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.37)	(0.36)	(0.14)	(0.12)	(0.12)
Net Asset Value, End of Period	$8.12	$8.83	$9.21	$8.46	$7.89
Total Return*	(4.00)%	0.24%	10.51%	8.99%	0.14%
Net Assets, End of Period (in thousands)	$31,777	$64,297	$63,538	$34,748	$66,948
Average Net Assets for the Period (in thousands)	$49,482	$63,723	$49,224	$45,492	$61,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.93%	0.87%	0.80%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.93%	0.87%	0.80%	0.87%
Ratio of Net Investment Income/(Loss)	1.47%	1.90%	1.59%	1.51%	1.78%
Portfolio Turnover Rate	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.82	$9.20	$8.45	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.17	0.14	0.11
Net realized and unrealized gain/(loss)	(0.46)	(0.18)	0.75	0.70
Total from Investment Operations	(0.33)	(0.01)	0.89	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.16)	(0.14)	(0.15)
Distributions (from capital gains)	—	(0.21)	—	—
Total Dividends and Distributions	(0.39)	(0.37)	(0.14)	(0.15)
Net Asset Value, End of Period	$8.10	$8.82	$9.20	$8.45
Total Return*	(4.00)%	0.32%	10.56%	10.72%
Net Assets, End of Period (in thousands)	$11,752	$34,747	$37,232	$32,840
Average Net Assets for the Period (in thousands)	$25,984	$35,141	$36,703	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.84%	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	1.48%	1.94%	1.53%	2.00%
Portfolio Turnover Rate	82%	91%	86%	134%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.88	$9.28	$8.52	$7.98	$8.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.13	0.08	0.08	0.15
Net realized and unrealized gain/(loss)	(0.46)	(0.19)	0.76	0.59	(0.17)
Total from Investment Operations	(0.37)	(0.06)	0.84	0.67	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.13)	(0.08)	(0.13)	(0.09)
Distributions (from capital gains)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.32)	(0.34)	(0.08)	(0.13)	(0.09)
Net Asset Value, End of Period	$8.19	$8.88	$9.28	$8.52	$7.98
Total Return*	(4.34)%	(0.29)%	9.90%	8.70%	(0.18)%
Net Assets, End of Period (in thousands)	$1,197	$1,464	$703	$726	$1,009
Average Net Assets for the Period (in thousands)	$1,183	$1,188	$750	$983	$135
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.60%	1.38%	1.26%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.45%	1.38%	1.25%	1.26%
Ratio of Net Investment Income/(Loss)	1.07%	1.49%	0.86%	1.02%	1.98%
Portfolio Turnover Rate	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.81	$9.18	$8.42	$7.87	$7.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.15	0.11	0.11	0.22
Net realized and unrealized gain/(loss)	(0.45)	(0.18)	0.76	0.57	(0.23)
Total from Investment Operations	(0.34)	(0.03)	0.87	0.68	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.13)	(0.11)	(0.13)	(0.11)
Distributions (from capital gains)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.36)	(0.34)	(0.11)	(0.13)	(0.11)
Net Asset Value, End of Period	$8.11	$8.81	$9.18	$8.42	$7.87
Total Return*	(4.09)%	0.00%	10.33%	8.96%	(0.14)%
Net Assets, End of Period (in thousands)	$4,125	$6,764	$6,177	$16,803	$14,487
Average Net Assets for the Period (in thousands)	$5,402	$6,411	$13,714	$20,165	$4,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.03%	1.00%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.13%	1.02%	1.00%	1.16%
Ratio of Net Investment Income/(Loss)	1.30%	1.70%	1.15%	1.43%	2.90%
Portfolio Turnover Rate	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

24	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

26	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National

Janus Investment Fund	27

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses,

28	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. The previous expense limit (until at least November 1, 2019) was 0.95%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep

30	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $25.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $26.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	85	18
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

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Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (512,317)	$ (1,228,289)	$ -	$ 1,309	$ 5,850,016

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (512,317)	$ -	$ (512,317)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 48,141,284	$ 6,774,707	$ (924,691)	$ 5,850,016

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,341,105	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,935,353	$ 2,729,201	$ -	$ -

32	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (3)	$ 786,155	$ (786,152)

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	15,874	$ 134,561	61,643	$ 540,282
Reinvested dividends and distributions	6,670	57,632	6,490	53,157
Shares repurchased	(87,391)	(683,867)	(33,979)	(297,240)
Net Increase/(Decrease)	(64,847)	$ (491,674)	34,154	$ 296,199
Class C Shares:
Shares sold	11,160	$ 84,509	24,696	$ 209,722
Reinvested dividends and distributions	3,670	31,045	5,991	47,988
Shares repurchased	(67,896)	(568,167)	(90,011)	(787,705)
Net Increase/(Decrease)	(53,066)	$ (452,613)	(59,324)	$ (529,995)
Class D Shares:
Shares sold	64,569	$ 524,070	59,395	$ 523,006
Reinvested dividends and distributions	17,800	150,942	21,577	173,699
Shares repurchased	(150,625)	(1,270,400)	(146,610)	(1,307,669)
Net Increase/(Decrease)	(68,256)	$ (595,388)	(65,638)	$ (610,964)
Class I Shares:
Shares sold	723,215	$ 5,868,186	2,364,552	$20,472,709
Reinvested dividends and distributions	262,286	2,232,053	321,572	2,598,299
Shares repurchased	(4,355,197)	(35,754,639)	(2,303,376)	(19,908,780)
Net Increase/(Decrease)	(3,369,696)	$(27,654,400)	382,748	$ 3,162,228
Class N Shares:
Shares sold	626,540	$ 5,525,504	273,641	$ 2,383,950
Reinvested dividends and distributions	186,426	1,582,756	183,374	1,477,995
Shares repurchased	(3,303,464)	(28,133,533)	(565,345)	(4,971,154)
Net Increase/(Decrease)	(2,490,498)	$(21,025,273)	(108,330)	$ (1,109,209)
Class S Shares:
Shares sold	28,983	$ 243,915	100,851	$ 912,192
Reinvested dividends and distributions	4,783	41,137	5,714	46,567
Shares repurchased	(52,343)	(462,496)	(17,454)	(153,024)
Net Increase/(Decrease)	(18,577)	$ (177,444)	89,111	$ 805,735
Class T Shares:
Shares sold	168,435	$ 1,414,144	263,975	$ 2,315,915
Reinvested dividends and distributions	27,691	235,371	31,377	253,211
Shares repurchased	(454,770)	(3,762,081)	(200,748)	(1,758,598)
Net Increase/(Decrease)	(258,644)	$ (2,112,566)	94,604	$ 810,528

Janus Investment Fund	33

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$72,138,514	$ 127,084,461	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson International Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

36	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	JUNE 30, 2020

Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Foreign Taxes Paid	$189,433
Foreign Source Income	$1,929,538
Qualified Dividend Income Percentage	58%

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson International Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93014 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Large Cap Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Large Cap Value Fund

Janus Henderson Large Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies that have strong management teams, stable balance sheets and durable competitive advantages and are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Kevin Preloger portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2020, the Janus Henderson Large Cap Value Fund’s Class I Shares returned -11.06%, underperforming its benchmark, the Russell 1000® Value Index, which returned -8.84%.

INVESTMENT ENVIRONMENT

Early in the period, equities found support as central banks around the world shifted to accommodative monetary policy and continued easing through the end of 2019. Amid several positives for the market – a trade deal with China, increased clarity regarding Brexit, solid employment numbers and optimism about strong consumer holiday spending – the environment at the close of 2019 was risk-on, led by cyclical stocks, small caps and higher-beta equities. However, equities experienced heightened volatility in the first half of 2020 as the COVID-19 coronavirus spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions.

The Federal Reserve provided support for the economy with near-zero interest rates and expanded asset buying. Indeed, the largesse of fiscal and monetary policies has seemed to know no bounds. Stocks recovered ground in the second quarter of 2020 as a result of that support coupled with declining COVID-19 infection rates and the reopening of economies. Investors then looked past weak economic data to focus on prospects for a recovery in the latter part of 2020. The divergence between Main Street and Wall Street has seemed to widen as economies have reopened. Assessing valuations in a market that continues to rally has remained a challenge, as the range of earnings outcomes is expansive, warranting a more defensive approach.

PERFORMANCE DISCUSSION

At the sector level, financials detracted the most from relative performance over the period. Toward the end of 2019 there was a rotation into banks from more defensive, less interest rate-sensitive companies such as insurance, and our holdings did not keep pace with the benchmark. In the second half of the period, our overweight to banks hurt relative returns given the sharp decline in interest rates and heightened concerns about potential credit issues. Our overweight to insurance also detracted, owing to weakness in these stocks that reflected investors’ belief that business interruption claims would be triggered, leading to massive payouts for the industry. M&T Bank Corp., a commercial bank holding company that offers a variety of commercial banking, trust and investment services, was the biggest individual detractor from relative returns. The Hartford Financial Services Group, an investment and insurance company, also was among the top individual detractors.

Stock selection in materials also hurt relative performance. Nutrien, a Canadian-based fertilizer company serving the agricultural industry worldwide, was among the largest individual detractors. Our underweights in health care, consumer staples and communications services also dragged on relative returns.

Information technology was the highest-performing sector in the benchmark over the period, and our overweight and stock selection in the sector contributed to relative performance. Citrix Systems, a provider of server, application and desktop virtualization, networking, Software as a Service and cloud computing technologies, was the largest individual contributor. Stock selection in industrials, consumer discretionary and communications services also was additive to performance. Among the largest individual contributors on a relative basis were communications services holdings Electronic Arts, a gaming company, and Alphabet Inc., a multinational conglomerate and parent company of Google.

We added several new names to the Fund in health care, industrials, consumer staples and technology. In the second half of the period we also added to smaller

Janus Investment Fund	1

Janus Henderson Large Cap Value Fund (unaudited)

positions on significant price weakness and reduced or eliminated other names that held up better to help fund the additional purchases. As the market provided opportunities to add to positions that we believe are solid multiyear holdings, we sought to take advantage.

OUTLOOK

Despite the recent price moves in many fundamentally challenged sectors and stocks giving the “all clear” signal, we remain cautious given the sizable competitive headwinds they face. In addition, in a post-pandemic economy, many of these companies will need to alter their business models. At the portfolio level, we continue to be overweight banks given their attractive valuations and ample capital levels, but we understand the credit risk headwinds of varying degrees in the near term. Another overweight sector is technology, which possesses many quality attributes we favor – strong balance sheets, healthy free cash flow and earnings stability in a chaotic economic environment. Conversely, we remain underweight sectors that we view as fundamentally challenged, such as consumer discretionary and energy. As is standard at Perkins, we continue to focus on owning high-quality companies with durable competitive advantages and balance sheets to weather economic shocks, with strict attention to reward-to-risk in the individual stock price. Undoubtedly, there will be continued volatility ahead – in both directions – but we welcome those opportunities to find new names with attractive reward-to-risk profiles for inclusion in the portfolio.

Thank you for your continued co-investment with us in the Janus Henderson Large Cap Value Fund.

2	JUNE 30, 2020

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Citrix Systems Inc	1.89%	1.27%	M&T Bank Corp	2.32%	-0.71%
Electronic Arts Inc	1.16%	0.60%	Royal Dutch Shell PLC (ADR)	1.21%	-0.47%
Gilead Sciences Inc	1.76%	0.55%	Hartford Financial Services Group Inc	2.52%	-0.47%
Alphabet Inc - Class A	1.10%	0.35%	Nutrien Ltd	1.36%	-0.45%
Lamb Weston Holdings Inc	0.84%	0.30%	US Bancorp	2.89%	-0.43%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.04%	9.22%	6.43%
	Industrials	0.39%	8.18%	9.56%
	Consumer Discretionary	0.16%	1.17%	5.84%
	Communication Services	0.15%	4.56%	8.31%
	Energy	0.13%	6.76%	7.52%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Financials	-2.32%	27.61%	22.84%
	Materials	-0.43%	4.57%	4.29%
	Health Care	-0.29%	12.18%	13.62%
	Real Estate	-0.14%	7.13%	5.23%
	Utilities	-0.11%	7.29%	6.97%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Johnson & Johnson
Pharmaceuticals	3.4%
Pfizer Inc
Pharmaceuticals	3.3%
Berkshire Hathaway Inc
Diversified Financial Services	3.2%
Evergy Inc
Electric Utilities	3.1%
Oracle Corp
Software	3.1%
16.1%

Asset Allocation - (% of Net Assets)
Common Stocks	96.7%
Repurchase Agreements	3.1%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

4	JUNE 30, 2020

Janus Henderson Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-11.26%	3.55%	8.30%	8.60%	1.21%	0.87%
Class A Shares at MOP	-16.36%	2.32%	7.66%	8.05%
Class C Shares at NAV	-11.87%	2.93%	7.58%	7.87%	2.03%	1.60%
Class C Shares at CDSC	-12.73%	2.93%	7.58%	7.87%
Class D Shares(1)	-11.04%	3.77%	8.51%	8.69%	0.86%	0.66%
Class I Shares	-11.06%	3.80%	8.60%	8.90%	0.78%	0.58%
Class N Shares	-10.95%	3.89%	8.67%	8.96%	0.69%	0.51%
Class S Shares	-11.15%	3.61%	8.27%	8.55%	2.04%	1.01%
Class T Shares	-11.12%	3.67%	8.42%	8.66%	1.02%	0.76%
Russell 1000 Value Index	-8.84%	4.64%	10.41%	10.21%
Morningstar Quartile - Class I Shares	4th	3rd	4th	4th
Morningstar Ranking - based on total returns for Large Value Funds	961/1,210	680/1,093	781/944	728/934

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Large Cap Value Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 31, 2008

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

6	JUNE 30, 2020

Janus Henderson Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$824.90	$4.40	$1,000.00	$1,020.04	$4.87	0.97%
Class C Shares	$1,000.00	$822.40	$7.52	$1,000.00	$1,016.61	$8.32	1.66%
Class D Shares	$1,000.00	$826.20	$3.54	$1,000.00	$1,020.98	$3.92	0.78%
Class I Shares	$1,000.00	$825.90	$3.45	$1,000.00	$1,021.08	$3.82	0.76%
Class N Shares	$1,000.00	$826.70	$2.91	$1,000.00	$1,021.68	$3.22	0.64%
Class S Shares	$1,000.00	$825.60	$4.45	$1,000.00	$1,019.99	$4.92	0.98%
Class T Shares	$1,000.00	$826.00	$3.95	$1,000.00	$1,020.54	$4.37	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 96.7%
Aerospace & Defense – 2.5%
Raytheon Technologies Corp	33,305	$2,052,254
Air Freight & Logistics – 1.5%
United Parcel Service Inc	11,633	1,293,357
Auto Components – 0.7%
Aptiv PLC	7,753	604,114
Banks – 12.1%
Citigroup Inc	34,920	1,784,412
Fifth Third Bancorp	50,646	976,455
M&T Bank Corp	16,096	1,673,501
PNC Financial Services Group Inc	14,281	1,502,504
Truist Financial Corp	26,592	998,530
US Bancorp	56,712	2,088,136
Wells Fargo & Co	41,449	1,061,094
		10,084,632
Beverages – 0.9%
PepsiCo Inc	5,552	734,307
Biotechnology – 0.7%
Gilead Sciences Inc	7,656	589,053
Capital Markets – 2.0%
Charles Schwab Corp	50,267	1,696,008
Chemicals – 5.2%
Corteva Inc	50,480	1,352,359
DuPont de Nemours Inc	34,567	1,836,545
Nutrien Ltd	35,306	1,133,323
		4,322,227
Commercial Services & Supplies – 0.5%
Republic Services Inc	5,431	445,613
Communications Equipment – 3.1%
Cisco Systems Inc	21,824	1,017,871
F5 Networks Inc*	10,935	1,525,214
		2,543,085
Consumer Finance – 1.4%
Discover Financial Services	23,599	1,182,074
Diversified Financial Services – 3.2%
Berkshire Hathaway Inc*	15,119	2,698,893
Electric Utilities – 7.8%
Entergy Corp	18,602	1,745,054
Evergy Inc	44,078	2,613,385
PPL Corp	81,223	2,098,802
		6,457,241
Entertainment – 1.9%
Electronic Arts Inc*	12,320	1,626,856
Equity Real Estate Investment Trusts (REITs) – 6.7%
Camden Property Trust	11,953	1,090,353
Equity Residential	24,841	1,461,148
Public Storage	11,999	2,302,488
Weyerhaeuser Co	32,180	722,763
		5,576,752
Food & Staples Retailing – 0.8%
Walgreens Boots Alliance Inc	15,537	658,613
Food Products – 1.1%
Lamb Weston Holdings Inc	8,613	550,629
Tyson Foods Inc	6,404	382,383
		933,012
Health Care Equipment & Supplies – 1.5%
Medtronic PLC	13,885	1,273,254
Health Care Providers & Services – 2.3%
Laboratory Corp of America Holdings*	11,435	1,899,468

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Technology – 0.4%
Cerner Corp	4,828	$330,959
Household Products – 1.0%
Procter & Gamble Co	6,746	806,619
Industrial Conglomerates – 3.1%
3M Co	7,817	1,219,374
Honeywell International Inc	9,324	1,348,157
		2,567,531
Information Technology Services – 1.0%
Global Payments Inc	5,051	856,751
Insurance – 6.7%
American International Group Inc	26,917	839,272
Chubb Ltd	15,059	1,906,770
Hartford Financial Services Group Inc	46,625	1,797,394
RenaissanceRe Holdings Ltd	6,212	1,062,438
		5,605,874
Interactive Media & Services – 1.4%
Alphabet Inc - Class A*	804	1,140,112
Life Sciences Tools & Services – 0.9%
Agilent Technologies Inc	8,164	721,453
Media – 2.4%
Fox Corp - Class B	74,271	1,993,434
Oil, Gas & Consumable Fuels – 4.8%
Chevron Corp	18,530	1,653,432
ConocoPhillips	27,396	1,151,180
Marathon Petroleum Corp	31,631	1,182,367
		3,986,979
Personal Products – 3.0%
Unilever PLC (ADR)	46,099	2,529,913
Pharmaceuticals – 8.0%
Johnson & Johnson	20,087	2,824,835
Merck & Co Inc	13,986	1,081,537
Pfizer Inc	83,061	2,716,095
		6,622,467
Road & Rail – 0.9%
Union Pacific Corp	4,247	718,040
Semiconductor & Semiconductor Equipment – 1.4%
Maxim Integrated Products Inc	12,354	748,776
Texas Instruments Inc	3,001	381,037
		1,129,813
Software – 5.8%
Check Point Software Technologies Ltd*	11,981	1,287,119
Citrix Systems Inc	6,225	920,740
Oracle Corp	47,190	2,608,191
		4,816,050
Total Common Stocks (cost $79,324,682)		80,496,808
Repurchase Agreements – 3.1%
ING Financial Markets LLC, Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $2,600,004 collateralized by $2,592,249 in U.S. Treasuries 0.1250% - 2.7500%, 1/15/22 - 2/15/41 with a value of $2,652,005 (cost $2,600,000)	$2,600,000	2,600,000
Total Investments (total cost $81,924,682) – 99.8%		83,096,808
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		139,593
Net Assets – 100%		$83,236,401

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Large Cap Value Fund

Schedule of Investments

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$78,146,453	94.0%
United Kingdom	2,529,913	3.0
Israel	1,287,119	1.6
Canada	1,133,323	1.4

Total	$83,096,808	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$80,496,808	$-	$-
Repurchase Agreements	-	2,600,000	-
Total Assets	$80,496,808	$2,600,000	$-

Janus Investment Fund	11

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$80,496,808
Repurchase agreements, at value(2)	2,600,000
Cash	30,870
Non-interested Trustees' deferred compensation	1,710
Receivables:
Dividends	151,491
Fund shares sold	50,346
Foreign tax reclaims	24,115
Interest	4
Other assets	285
Total Assets	83,355,629
Liabilities:
Payables:	—
Professional fees	41,802
Advisory fees	19,224
Non-affiliated fund administration fees payable	17,838
Fund shares repurchased	17,035
Transfer agent fees and expenses	9,612
Registration fees	3,045
Non-interested Trustees' deferred compensation fees	1,710
12b-1 Distribution and shareholder servicing fees	1,291
Printing fees	817
Postage fees	714
Non-interested Trustees' fees and expenses	520
Custodian fees	501
Affiliated fund administration fees payable	176
Accrued expenses and other payables	4,943
Total Liabilities	119,228
Net Assets	$83,236,401

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$78,968,271
Total distributable earnings (loss)	4,268,130
Total Net Assets	$83,236,401
Net Assets - Class A Shares	$2,384,529
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,965
Net Asset Value Per Share(3)	$11.92
Maximum Offering Price Per Share(4)	$12.65
Net Assets - Class C Shares	$858,578
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,564
Net Asset Value Per Share(3)	$11.67
Net Assets - Class D Shares	$38,855,165
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,296,619
Net Asset Value Per Share	$11.79
Net Assets - Class I Shares	$7,088,419
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	597,538
Net Asset Value Per Share	$11.86
Net Assets - Class N Shares	$31,393,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,652,753
Net Asset Value Per Share	$11.83
Net Assets - Class S Shares	$313,056
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,131
Net Asset Value Per Share	$11.98
Net Assets - Class T Shares	$2,343,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,100
Net Asset Value Per Share	$11.77

(1) Includes cost of $79,324,682.

(2) Includes cost of repurchase agreements of $2,600,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Large Cap Value Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$2,331,773
Interest	64,201
Other income	181
Foreign tax withheld	(22,013)
Total Investment Income	2,374,142
Expenses:
Advisory fees	570,725
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,677
Class C Shares	9,550
Class S Shares	301
Transfer agent administrative fees and expenses:
Class D Shares	49,560
Class S Shares	869
Class T Shares	6,841
Transfer agent networking and omnibus fees:
Class A Shares	2,012
Class C Shares	785
Class I Shares	10,340
Other transfer agent fees and expenses:
Class A Shares	250
Class C Shares	91
Class D Shares	9,771
Class I Shares	603
Class N Shares	1,215
Class S Shares	8
Class T Shares	74
Registration fees	98,865
Non-affiliated fund administration fees	65,625
Professional fees	43,365
Shareholder reports expense	13,998
Custodian fees	2,537
Affiliated fund administration fees	2,470
Non-interested Trustees’ fees and expenses	2,172
Other expenses	6,725
Total Expenses	905,429
Less: Excess Expense Reimbursement and Waivers	(177,241)
Net Expenses	728,188
Net Investment Income/(Loss)	1,645,954
Net Realized Gain/(Loss) on Investments:
Investments	4,055,768
Total Net Realized Gain/(Loss) on Investments	4,055,768
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(16,086,830)
Total Change in Unrealized Net Appreciation/Depreciation	(16,086,830)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(10,385,108)

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$1,645,954	$1,886,585
Net realized gain/(loss) on investments	4,055,768	6,071,821
Change in unrealized net appreciation/depreciation	(16,086,830)	(735,593)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,385,108)	7,222,813
Dividends and Distributions to Shareholders
Class A Shares	(111,630)	(280,869)
Class C Shares	(36,204)	(179,530)
Class D Shares	(1,730,566)	(6,325,236)
Class I Shares	(741,715)	(2,535,915)
Class N Shares	(1,708,192)	(5,869,168)
Class S Shares	(14,380)	(52,113)
Class T Shares	(108,072)	(446,354)
Net Decrease from Dividends and Distributions to Shareholders	(4,450,759)	(15,689,185)
Capital Share Transactions:
Class A Shares	216,280	1,099,947
Class C Shares	(45,012)	(194,926)
Class D Shares	2,166,516	(3,773,562)
Class I Shares	(2,517,845)	(5,439,400)
Class N Shares	(1,613,995)	2,109,222
Class S Shares	1,627	45,139
Class T Shares	(263,879)	(1,641,205)
Net Increase/(Decrease) from Capital Share Transactions	(2,056,308)	(7,794,785)
Net Increase/(Decrease) in Net Assets	(16,892,175)	(16,261,157)
Net Assets:
Beginning of period	100,128,576	116,389,733
End of period	$83,236,401	$100,128,576

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.94	$15.56	$16.45	$15.67	$16.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.22	0.19	0.20	0.22
Net realized and unrealized gain/(loss)	(1.67)	0.50	1.03	1.91	0.09
Total from Investment Operations	(1.48)	0.72	1.22	2.11	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.24)	(0.06)	(0.24)	(0.21)
Distributions (from capital gains)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.54)	(2.34)	(2.11)	(1.33)	(0.80)
Net Asset Value, End of Period	$11.92	$13.94	$15.56	$16.45	$15.67
Total Return*	(11.26)%	7.30%	7.37%	13.96%	2.16%
Net Assets, End of Period (in thousands)	$2,385	$2,600	$1,645	$3,057	$3,823
Average Net Assets for the Period (in thousands)	$2,669	$1,833	$1,958	$3,405	$3,491
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.21%	1.00%	0.97%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.89%	0.93%	0.97%	0.93%
Ratio of Net Investment Income/(Loss)	1.44%	1.57%	1.14%	1.23%	1.40%
Portfolio Turnover Rate	49%	35%	33%	43%	39%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.67	$15.25	$16.21	$15.43	$15.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.08	0.09	0.09
Net realized and unrealized gain/(loss)	(1.65)	0.49	1.01	1.89	0.09
Total from Investment Operations	(1.55)	0.62	1.09	1.98	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.10)	—(2)	(0.11)	(0.15)
Distributions (from capital gains)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.45)	(2.20)	(2.05)	(1.20)	(0.74)
Net Asset Value, End of Period	$11.67	$13.67	$15.25	$16.21	$15.43
Total Return*	(11.87)%	6.65%	6.68%	13.21%	1.33%
Net Assets, End of Period (in thousands)	$859	$1,074	$1,389	$1,911	$2,089
Average Net Assets for the Period (in thousands)	$1,012	$1,193	$1,692	$1,986	$2,395
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	1.92%	1.69%	1.62%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.52%	1.61%	1.62%	1.70%
Ratio of Net Investment Income/(Loss)	0.74%	0.93%	0.49%	0.58%	0.61%
Portfolio Turnover Rate	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.78	$15.39	$16.37	$15.58	$16.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.25	0.22	0.23	0.24
Net realized and unrealized gain/(loss)	(1.64)	0.49	1.02	1.92	0.09
Total from Investment Operations	(1.43)	0.74	1.24	2.15	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.25)	(0.17)	(0.27)	(0.24)
Distributions (from capital gains)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.56)	(2.35)	(2.22)	(1.36)	(0.83)
Net Asset Value, End of Period	$11.79	$13.78	$15.39	$16.37	$15.58
Total Return*	(11.04)%	7.56%	7.54%	14.29%	2.32%
Net Assets, End of Period (in thousands)	$38,855	$42,916	$49,859	$48,829	$36,422
Average Net Assets for the Period (in thousands)	$41,718	$43,903	$50,507	$43,947	$36,265
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.86%	0.78%	0.78%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.68%	0.73%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	1.62%	1.76%	1.40%	1.43%	1.58%
Portfolio Turnover Rate	49%	35%	33%	43%	39%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.87	$15.47	$16.44	$15.64	$16.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.26	0.23	0.24	0.25
Net realized and unrealized gain/(loss)	(1.66)	0.49	1.02	1.92	0.08
Total from Investment Operations	(1.44)	0.75	1.25	2.16	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.25)	(0.17)	(0.27)	(0.24)
Distributions (from capital gains)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.57)	(2.35)	(2.22)	(1.36)	(0.83)
Net Asset Value, End of Period	$11.86	$13.87	$15.47	$16.44	$15.64
Total Return*	(11.06)%	7.62%	7.60%	14.31%	2.34%
Net Assets, End of Period (in thousands)	$7,088	$11,314	$18,433	$38,210	$39,119
Average Net Assets for the Period (in thousands)	$12,005	$14,844	$33,368	$37,841	$38,044
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.78%	0.72%	0.71%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.61%	0.69%	0.70%	0.70%
Ratio of Net Investment Income/(Loss)	1.67%	1.82%	1.40%	1.49%	1.62%
Portfolio Turnover Rate	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.83	$15.45	$16.42	$15.63	$16.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.27	0.25	0.27	0.26
Net realized and unrealized gain/(loss)	(1.65)	0.48	1.02	1.90	0.09
Total from Investment Operations	(1.42)	0.75	1.27	2.17	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.27)	(0.19)	(0.29)	(0.26)
Distributions (from capital gains)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.58)	(2.37)	(2.24)	(1.38)	(0.85)
Net Asset Value, End of Period	$11.83	$13.83	$15.45	$16.42	$15.63
Total Return*	(10.95)%	7.67%	7.70%	14.38%	2.48%
Net Assets, End of Period (in thousands)	$31,393	$38,855	$39,798	$43,072	$72,618
Average Net Assets for the Period (in thousands)	$38,277	$38,745	$41,382	$64,366	$73,467
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.69%	0.62%	0.61%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.53%	0.59%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)	1.77%	1.92%	1.53%	1.67%	1.71%
Portfolio Turnover Rate	49%	35%	33%	43%	39%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.01	$15.63	$16.59	$15.78	$16.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.24	0.19	0.19	0.24
Net realized and unrealized gain/(loss)	(1.67)	0.49	1.04	1.94	0.08
Total from Investment Operations	(1.47)	0.73	1.23	2.13	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.25)	(0.14)	(0.23)	(0.21)
Distributions (from capital gains)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.56)	(2.35)	(2.19)	(1.32)	(0.80)
Net Asset Value, End of Period	$11.98	$14.01	$15.63	$16.59	$15.78
Total Return*	(11.15)%	7.39%	7.36%	13.96%	2.26%
Net Assets, End of Period (in thousands)	$313	$365	$347	$306	$260
Average Net Assets for the Period (in thousands)	$348	$349	$336	$281	$252
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	1.87%	1.34%	1.12%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.76%	0.97%	0.99%	0.81%
Ratio of Net Investment Income/(Loss)	1.52%	1.69%	1.16%	1.20%	1.51%
Portfolio Turnover Rate	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.76	$15.36	$16.34	$15.56	$16.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.22	0.21	0.22	0.23
Net realized and unrealized gain/(loss)	(1.64)	0.50	1.01	1.90	0.09
Total from Investment Operations	(1.44)	0.72	1.22	2.12	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.22)	(0.15)	(0.25)	(0.22)
Distributions (from capital gains)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.55)	(2.32)	(2.20)	(1.34)	(0.81)
Net Asset Value, End of Period	$11.77	$13.76	$15.36	$16.34	$15.56
Total Return*	(11.12)%	7.42%	7.45%	14.14%	2.28%
Net Assets, End of Period (in thousands)	$2,343	$3,004	$4,918	$4,549	$5,691
Average Net Assets for the Period (in thousands)	$2,736	$3,437	$4,793	$4,869	$3,962
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.02%	0.88%	0.86%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.77%	0.81%	0.85%	0.83%
Ratio of Net Investment Income/(Loss)	1.53%	1.55%	1.32%	1.35%	1.51%
Portfolio Turnover Rate	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	21

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

22	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,600,000	$—	$(2,600,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the

24	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements

custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.58%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.70% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $1,870.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended June 30, 2020.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	89	33
Class S Shares	97	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,326,504	$ 1,840,648	$ -	$ -	$ -	$ (1,709)	$ 1,102,687

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 81,994,121	$ 9,548,685	$ (8,445,998)	$ 1,102,687

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,423,097	$ 3,027,662	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,143,041	$ 12,546,144	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 281,308	$ (81,132)	$ (200,176)

Capital has been adjusted by $281,308, including $159,227 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	42,124	$ 580,922	113,595	$ 1,577,485
Reinvested dividends and distributions	6,733	96,822	18,959	224,473
Shares repurchased	(35,453)	(461,464)	(51,717)	(702,011)
Net Increase/(Decrease)	13,404	$ 216,280	80,837	$ 1,099,947
Class C Shares:
Shares sold	18,823	$ 252,628	17,746	$ 227,820
Reinvested dividends and distributions	2,346	33,147	13,101	152,494
Shares repurchased	(26,189)	(330,787)	(43,363)	(575,240)
Net Increase/(Decrease)	(5,020)	$ (45,012)	(12,516)	$ (194,926)
Class D Shares:
Shares sold	944,384	$11,456,946	518,708	$ 7,274,815
Reinvested dividends and distributions	116,024	1,647,543	511,587	5,980,453
Shares repurchased	(879,084)	(10,937,973)	(1,153,938)	(17,028,830)
Net Increase/(Decrease)	181,324	$ 2,166,516	(123,643)	$(3,773,562)
Class I Shares:
Shares sold	543,098	$ 7,679,828	101,915	$ 1,468,864
Reinvested dividends and distributions	51,896	741,594	215,252	2,531,364
Shares repurchased	(813,429)	(10,939,267)	(692,626)	(9,439,628)
Net Increase/(Decrease)	(218,435)	$ (2,517,845)	(375,459)	$(5,439,400)
Class N Shares:
Shares sold	311,500	$ 4,295,268	112,658	$ 1,639,470
Reinvested dividends and distributions	119,957	1,708,192	500,355	5,869,168
Shares repurchased	(588,169)	(7,617,455)	(378,940)	(5,399,416)
Net Increase/(Decrease)	(156,712)	$ (1,613,995)	234,073	$ 2,109,222
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	995	14,380	4,387	52,113
Shares repurchased	(942)	(12,753)	(542)	(6,974)
Net Increase/(Decrease)	53	$ 1,627	3,845	$ 45,139
Class T Shares:
Shares sold	83,403	$ 1,113,111	63,112	$ 884,524
Reinvested dividends and distributions	7,621	108,072	37,293	435,586
Shares repurchased	(110,257)	(1,485,062)	(202,176)	(2,961,315)
Net Increase/(Decrease)	(19,233)	$ (263,879)	(101,771)	$(1,641,205)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 46,075,410	$ 48,290,123	$ -	$ -

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Janus Henderson Large Cap Value Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Large Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Large Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	35

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	39

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$3,186,889
Dividends Received Deduction Percentage	81%
Qualified Dividend Income Percentage	87%

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	55

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

56	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	57

Janus Henderson Large Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

58	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Notes

NotesPage1

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Janus Henderson Large Cap Value Fund

Notes

NotesPage2

60	JUNE 30, 2020

Janus Henderson Large Cap Value Fund

Notes

NotesPage3

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93031 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies that have strong management teams, stable balance sheets and durable competitive advantages and are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

During the 12-month period ended June 30, 2020, the Janus Henderson Mid Cap Value Fund’s Class I Shares returned -11.16%, while its benchmark, the Russell Midcap® Value Index, returned -11.81%.

INVESTMENT ENVIRONMENT

Early in the period, equities found support as central banks around the world shifted to accommodative monetary policy and continued easing through the end of 2019. Amid several positives for the market – a trade deal with China, increased clarity regarding Brexit, solid employment numbers and optimism about strong consumer holiday spending – the environment at the close of 2019 was risk-on, led by cyclical stocks, small caps and higher-beta equities. However, equities experienced heightened volatility in the first half of 2020 as the COVID 19 coronavirus spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions.

The Federal Reserve provided support for the economy with near-zero interest rates and expanded asset buying. Indeed, the largesse of fiscal and monetary policies has seemed to know no bounds. Stocks recovered ground in the second quarter of 2020 as a result of that support coupled with declining COVID-19 infection rates and the reopening of economies. Investors then looked past weak economic data to focus on prospects for a recovery in the latter part of 2020. The divergence between Main Street and Wall Street has seemed to widen as economies have reopened. Assessing valuations in a market that continues to rally has remained a challenge, as the range of earnings outcomes is expansive, warranting a more defensive approach.

PERFORMANCE DISCUSSION

The Fund’s outperformance relative to the Russell Midcap Value Index was driven by strong stock selection, particularly in real estate, industrials, technology and utilities. Over the period, technology has produced one of the highest returns in the Index, aided by strength in semiconductors. We have remained underweight in this segment given our view that these stocks are stretched on various valuation metrics. However, with the perception of stronger growth potential and greater earnings resilience, technology companies have continued to lead the market higher. Our overweight in the sector – and in software and services in particular – also was additive to performance. Citrix Systems, an American multinational software company that provides virtualization, networking and cloud-computing products, was the largest individual contributor on a relative basis. While real estate was one of the worst-performing sectors in the Index, our eclectic mix of higher-quality stocks performed much better. Equity LifeStyle Properties, a real estate investment trust (REIT) specializing in manufactured housing communities, and Equity Commonwealth, a commercial office property REIT, also contributed.

Energy has been a challenging sector for the Fund over the period, particularly when oil prices rebounded toward period end after a sharp selloff earlier in 2020, but our underweight was beneficial to relative performance. Despite the rebound, we maintain a cautious view, as we believe it is difficult for most oil and gas-related companies to be profitable at current oil prices. ChampionX, a global leader in oil field chemical and fluid solutions, drilling and automation technology and artificial lift solutions, was the largest individual detractor on a relative basis over the period.

Our stock selection in financials, materials and consumer staples and underweight in health care also detracted from relative performance. Within financials, our overweight both in banks and insurance hurt relative returns, particularly in the second half of the period given the sharp decline in interest rates and heightened concerns about potential credit issues. M&T Bank Corp., a holding company offering a variety of commercial banking,

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

trust and investment services, was among the top individual detractors over the period. In materials, The Mosaic Company, a producer and distributor of crop nutrients to agricultural communities in North America and other countries, also was among the largest individual detractors.

OUTLOOK

Despite the recent price moves in many fundamentally challenged sectors and stocks giving the “all clear” signal, we remain cautious given the sizable competitive headwinds they face. In addition, in a post-pandemic economy, many of these companies will need to alter their business models. At the portfolio level, we continue to be overweight banks given their attractive valuations and ample capital levels, but we understand the credit risk headwinds of varying degrees in the near term. Another overweight sector is technology, which possesses many quality attributes we favor – strong balance sheets, healthy free cash flow and earnings stability in a chaotic economic environment. Conversely, we remain underweight sectors that we view as fundamentally challenged, such as consumer discretionary and energy. As is standard at Perkins, we continue to focus on owning high-quality companies with durable competitive advantages and balance sheets to weather economic shocks, with strict attention to reward-to-risk in the individual stock price. Undoubtedly, there will be continued volatility ahead – in both directions – but we welcome those opportunities to find new names with attractive reward-to-risk profiles for inclusion in the portfolio.

Thank you for your investment with us in the Janus Henderson Mid Cap Value Fund.

2	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Citrix Systems Inc	1.79%	1.37%	ChampionX Corp	0.77%	-1.07%
Electronic Arts Inc	0.92%	0.62%	Cimarex Energy Co	0.87%	-0.79%
Generac Holdings Inc	0.86%	0.49%	M&T Bank Corp	2.39%	-0.61%
Equity Commonwealth	2.44%	0.47%	Mosaic Co	0.82%	-0.54%
Equity LifeStyle Properties Inc	3.20%	0.47%	Cedar Fair LP	1.97%	-0.49%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Real Estate	2.04%	14.82%	14.09%
	Industrials	1.37%	12.73%	11.77%
	Information Technology	1.13%	10.07%	7.61%
	Utilities	0.45%	8.75%	11.87%
	Other**	0.18%	3.84%	0.00%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Financials	-1.66%	22.12%	18.11%
	Materials	-1.53%	10.17%	6.80%
	Consumer Staples	-0.45%	3.02%	4.81%
	Health Care	-0.29%	4.23%	7.39%
	Consumer Discretionary	-0.05%	4.07%	8.72%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
BWX Technologies Inc
Aerospace & Defense	3.4%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.3%
Laboratory Corp of America Holdings
Health Care Providers & Services	3.0%
Globe Life Inc
Insurance	2.9%
Evergy Inc
Electric Utilities	2.9%
15.5%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Repurchase Agreements	2.6%
Other	0.6%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

4	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	-11.47%	3.68%	7.50%	9.80%	1.06%
Class A Shares at MOP	-16.58%	2.46%	6.86%	9.50%
Class C Shares at NAV	-12.02%	3.11%	6.81%	9.10%	1.71%
Class C Shares at CDSC	-12.89%	3.11%	6.81%	9.10%
Class D Shares(1)	-11.24%	3.99%	7.81%	10.02%	0.73%
Class I Shares	-11.16%	4.03%	7.84%	10.04%	0.68%
Class L Shares(2)	-11.27%	4.09%	7.86%	10.13%	0.88%
Class N Shares	-11.14%	4.14%	7.91%	10.07%	0.59%
Class R Shares	-11.76%	3.38%	7.16%	9.47%	1.35%
Class S Shares	-11.58%	3.63%	7.43%	9.71%	1.09%
Class T Shares	-11.31%	3.90%	7.70%	9.97%	0.84%
Russell Midcap Value Index	-11.81%	3.32%	10.29%	8.36%
Morningstar Quartile - Class T Shares	2nd	1st	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	154/425	76/393	266/324	16/136

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

(2) Closed to new investors.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$811.90	$5.41	$1,000.00	$1,018.90	$6.02	1.20%
Class C Shares	$1,000.00	$809.60	$8.10	$1,000.00	$1,015.91	$9.02	1.80%
Class D Shares	$1,000.00	$813.40	$4.01	$1,000.00	$1,020.44	$4.47	0.89%
Class I Shares	$1,000.00	$813.70	$3.88	$1,000.00	$1,020.59	$4.32	0.86%
Class L Shares	$1,000.00	$812.90	$4.06	$1,000.00	$1,020.39	$4.52	0.90%
Class N Shares	$1,000.00	$813.40	$3.38	$1,000.00	$1,021.13	$3.77	0.75%
Class R Shares	$1,000.00	$811.10	$6.71	$1,000.00	$1,017.45	$7.47	1.49%
Class S Shares	$1,000.00	$811.70	$5.63	$1,000.00	$1,018.65	$6.27	1.25%
Class T Shares	$1,000.00	$812.90	$4.46	$1,000.00	$1,019.94	$4.97	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 96.8%
Aerospace & Defense – 3.4%
BWX Technologies Inc	1,482,240	$83,954,074
Auto Components – 0.9%
Aptiv PLC	269,673	21,012,920
Banks – 7.9%
Citizens Financial Group Inc	2,061,252	52,026,000
First Horizon National Corp	3,247,294	32,343,048
M&T Bank Corp	558,179	58,033,871
Regions Financial Corp	2,534,507	28,183,718
Sterling Bancorp/DE	1,973,266	23,126,677
		193,713,314
Chemicals – 7.6%
Axalta Coating Systems Ltd*	1,593,212	35,926,931
Corteva Inc	872,173	23,365,515
NewMarket Corp	113,417	45,421,240
Nutrien Ltd	837,865	26,895,466
Westlake Chemical Corp	579,065	31,066,837
WR Grace & Co	470,931	23,928,004
		186,603,993
Commercial Services & Supplies – 2.8%
IAA Inc*	899,746	34,703,203
Waste Connections Inc	365,872	34,315,135
		69,018,338
Communications Equipment – 2.3%
F5 Networks Inc*	402,894	56,195,655
Consumer Finance – 1.3%
Discover Financial Services	650,025	32,559,752
Containers & Packaging – 1.8%
Graphic Packaging Holding Co	3,087,036	43,187,634
Electric Utilities – 8.5%
Alliant Energy Corp	1,338,598	64,038,528
Entergy Corp	535,133	50,200,827
Evergy Inc	1,207,049	71,565,935
PPL Corp	915,458	23,655,435
		209,460,725
Electrical Equipment – 2.1%
AMETEK Inc	578,956	51,741,298
Electronic Equipment, Instruments & Components – 1.5%
Avnet Inc	1,317,208	36,730,345
Entertainment – 2.1%
Electronic Arts Inc*	390,218	51,528,287
Equity Real Estate Investment Trusts (REITs) – 14.9%
Americold Realty Trust	979,099	35,541,294
Camden Property Trust	496,799	45,318,005
Equity Commonwealth	1,851,855	59,629,731
Equity LifeStyle Properties Inc	1,284,329	80,244,876
Lamar Advertising Co	872,367	58,239,221
Mid-America Apartment Communities Inc	266,175	30,522,287
Public Storage	301,510	57,856,754
		367,352,168
Food & Staples Retailing – 1.5%
Casey's General Stores Inc	243,022	36,336,649
Food Products – 2.6%
Lamb Weston Holdings Inc	565,176	36,131,702
Sanderson Farms Inc	108,373	12,559,347
Tyson Foods Inc	263,372	15,725,942
		64,416,991
Gas Utilities – 1.5%
Southwest Gas Holdings Inc	518,961	35,834,257

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 0.7%
Hologic Inc*	296,547	$16,903,179
Health Care Providers & Services – 3.0%
Laboratory Corp of America Holdings*	452,243	75,122,085
Health Care Technology – 0.8%
Cerner Corp	289,943	19,875,593
Hotels, Restaurants & Leisure – 0.5%
Cedar Fair LP	415,683	11,431,282
Information Technology Services – 0.8%
Global Payments Inc	117,066	19,856,735
Insurance – 9.4%
Axis Capital Holdings Ltd	827,391	33,558,979
Globe Life Inc	968,090	71,861,321
Hartford Financial Services Group Inc	1,624,551	62,626,441
RenaissanceRe Holdings Ltd	371,888	63,604,005
		231,650,746
Life Sciences Tools & Services – 1.3%
Agilent Technologies Inc	373,748	33,028,111
Machinery – 1.8%
Lincoln Electric Holdings Inc	531,155	44,744,497
Media – 2.4%
Fox Corp - Class B	2,230,446	59,865,171
Oil, Gas & Consumable Fuels – 1.0%
Pioneer Natural Resources Co	263,635	25,757,139
Semiconductor & Semiconductor Equipment – 2.4%
Analog Devices Inc	189,575	23,249,478
Maxim Integrated Products Inc	589,252	35,714,564
		58,964,042
Software – 4.7%
CDK Global Inc	679,715	28,153,795
Check Point Software Technologies Ltd*	379,821	40,804,170
Citrix Systems Inc	181,668	26,870,514
Synopsys Inc*	97,259	18,965,505
		114,793,984
Specialty Retail – 0.7%
O'Reilly Automotive Inc*	40,639	17,136,247
Textiles, Apparel & Luxury Goods – 1.4%
Columbia Sportswear Co	73,488	5,921,663
Levi Strauss & Co	2,057,440	27,569,696
		33,491,359
Thrifts & Mortgage Finance – 1.3%
Washington Federal Inc	1,240,881	33,305,246
Trading Companies & Distributors – 1.9%
GATX Corp	781,429	47,651,540
Total Common Stocks (cost $2,144,131,227)		2,383,223,356
Repurchase Agreements – 2.6%
ING Financial Markets LLC, Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $50,000,069 collateralized by $45,315,323 in U.S. Treasuries 0.1250% - 3.0000%, 1/15/22 - 2/15/48 with a value of $51,000,079	$50,000,000	50,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $14,300,020 collateralized by $14,257,368 in U.S. Treasuries 0.1250% - 2.7500%, 1/15/22 - 2/15/41 with a value of $14,586,030	14,300,000	14,300,000
Total Repurchase Agreements (cost $64,300,000)		64,300,000
Total Investments (total cost $2,208,431,227) – 99.4%		2,447,523,356
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		14,681,322
Net Assets – 100%		$2,462,204,678

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Schedule of Investments

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,379,823,720	97.2%
Israel	40,804,170	1.7
Canada	26,895,466	1.1

Total	$2,447,523,356	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,383,223,356	$-	$-
Repurchase Agreements	-	64,300,000	-
Total Assets	$2,383,223,356	$64,300,000	$-

12	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$2,383,223,356
Repurchase agreements, at value(2)	64,300,000
Cash	10,519
Non-interested Trustees' deferred compensation	50,647
Receivables:
Investments sold	31,848,620
Dividends	4,689,548
Fund shares sold	2,641,501
Interest	89
Other assets	10,639
Total Assets	2,486,774,919
Liabilities:
Payables:	—
Investments purchased	17,192,536
Fund shares repurchased	4,994,114
Advisory fees	1,565,595
Transfer agent fees and expenses	401,871
12b-1 Distribution and shareholder servicing fees	64,128
Non-interested Trustees' deferred compensation fees	50,647
Professional fees	50,437
Non-interested Trustees' fees and expenses	15,147
Affiliated fund administration fees payable	5,269
Custodian fees	3,768
Accrued expenses and other payables	226,729
Total Liabilities	24,570,241
Net Assets	$2,462,204,678

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,262,807,719
Total distributable earnings (loss)	199,396,959
Total Net Assets	$2,462,204,678
Net Assets - Class A Shares	$59,210,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,455,667
Net Asset Value Per Share(3)	$13.29
Maximum Offering Price Per Share(4)	$14.10
Net Assets - Class C Shares	$15,768,388
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,219,676
Net Asset Value Per Share(3)	$12.93
Net Assets - Class D Shares	$615,270,316
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,217,525
Net Asset Value Per Share	$13.03
Net Assets - Class I Shares	$310,803,129
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,802,951
Net Asset Value Per Share	$13.06
Net Assets - Class L Shares	$4,230,947
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	314,052
Net Asset Value Per Share	$13.47
Net Assets - Class N Shares	$422,893,688
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,546,256
Net Asset Value Per Share	$12.99
Net Assets - Class R Shares	$38,245,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,931,891
Net Asset Value Per Share	$13.04
Net Assets - Class S Shares	$99,159,447
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,465,048
Net Asset Value Per Share	$13.28
Net Assets - Class T Shares	$896,622,106
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68,355,193
Net Asset Value Per Share	$13.12

(1) Includes cost of $2,144,131,227.

(2) Includes cost of repurchase agreements of $64,300,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$61,171,572
Interest	1,498,381
Other income	29
Foreign tax withheld	(255,081)
Total Investment Income	62,414,901
Expenses:
Advisory fees	21,523,798
12b-1 Distribution and shareholder servicing fees:
Class A Shares	177,867
Class C Shares	201,774
Class R Shares	240,915
Class S Shares	269,756
Transfer agent administrative fees and expenses:
Class D Shares	850,270
Class L Shares	13,300
Class R Shares	121,121
Class S Shares	269,756
Class T Shares	2,723,934
Transfer agent networking and omnibus fees:
Class A Shares	132,051
Class C Shares	28,488
Class I Shares	338,313
Other transfer agent fees and expenses:
Class A Shares	6,210
Class C Shares	1,833
Class D Shares	114,357
Class I Shares	16,020
Class L Shares	155
Class N Shares	19,118
Class R Shares	1,492
Class S Shares	2,313
Class T Shares	16,848
Shareholder reports expense	304,317
Registration fees	129,892
Affiliated fund administration fees	74,976
Non-interested Trustees’ fees and expenses	64,631
Professional fees	47,696
Custodian fees	23,453
Other expenses	239,657
Total Expenses	27,954,311
Less: Excess Expense Reimbursement and Waivers	(69,665)
Net Expenses	27,884,646
Net Investment Income/(Loss)	34,530,255
Net Realized Gain/(Loss) on Investments:
Investments	(5,813,773)
Total Net Realized Gain/(Loss) on Investments	(5,813,773)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(348,352,036)
Total Change in Unrealized Net Appreciation/Depreciation	(348,352,036)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(319,635,554)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$34,530,255	$45,573,413
Net realized gain/(loss) on investments	(5,813,773)	105,724,335
Change in unrealized net appreciation/depreciation	(348,352,036)	(37,809,654)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(319,635,554)	113,488,094
Dividends and Distributions to Shareholders:
Class A Shares	(1,687,781)	(9,048,268)
Class C Shares	(358,554)	(4,400,916)
Class D Shares	(19,139,147)	(91,678,932)
Class I Shares	(9,499,353)	(46,923,949)
Class L Shares	(133,731)	(745,361)
Class N Shares	(16,660,399)	(74,661,086)
Class R Shares	(976,034)	(6,533,672)
Class S Shares	(2,354,671)	(13,564,777)
Class T Shares	(27,791,165)	(152,915,684)
Net Decrease from Dividends and Distributions to Shareholders	(78,600,835)	(400,472,645)
Capital Share Transactions:
Class A Shares	(5,974,312)	4,259,592
Class C Shares	(12,843,935)	(23,369,410)
Class D Shares	(48,649,667)	2,972,152
Class I Shares	(7,808,524)	(27,196,302)
Class L Shares	(1,104,518)	(552,053)
Class N Shares	(130,071,472)	26,029,766
Class R Shares	(11,027,601)	(2,506,127)
Class S Shares	4,679,867	(73,675,146)
Class T Shares	(157,468,745)	(117,539,184)
Net Increase/(Decrease) from Capital Share Transactions	(370,268,907)	(211,576,712)
Net Increase/(Decrease) in Net Assets	(768,505,296)	(498,561,263)
Net Assets:
Beginning of period	3,230,709,974	3,729,271,237
End of period	$2,462,204,678	$3,230,709,974

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.33	$16.96	$17.60	$16.56	$19.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.17	0.06	0.11	0.19
Net realized and unrealized gain/(loss)	(1.82)	0.12	1.20	2.59	0.29
Total from Investment Operations	(1.69)	0.29	1.26	2.70	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.13)	(0.01)	(0.08)	(0.20)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.35)	(1.92)	(1.90)	(1.66)	(3.79)
Net Asset Value, End of Period	$13.29	$15.33	$16.96	$17.60	$16.56
Total Return*	(11.47)%	3.99%	7.10%	16.76%	4.05%
Net Assets, End of Period (in thousands)	$59,211	$74,864	$77,496	$105,784	$135,181
Average Net Assets for the Period (in thousands)	$71,147	$75,623	$86,398	$122,128	$163,545
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.06%	1.15%	0.94%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.05%	1.13%	0.93%	0.82%
Ratio of Net Investment Income/(Loss)	0.90%	1.09%	0.36%	0.61%	1.06%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.91	$16.49	$17.26	$16.28	$19.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.07	(0.04)	—(2)	0.13
Net realized and unrealized gain/(loss)	(1.80)	0.14	1.16	2.56	0.29
Total from Investment Operations	(1.75)	0.21	1.12	2.56	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.10)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.23)	(1.79)	(1.89)	(1.58)	(3.69)
Net Asset Value, End of Period	$12.93	$14.91	$16.49	$17.26	$16.28
Total Return*	(12.02)%	3.40%	6.40%	16.12%	3.70%
Net Assets, End of Period (in thousands)	$15,768	$31,418	$58,590	$73,433	$83,844
Average Net Assets for the Period (in thousands)	$22,689	$41,945	$67,079	$81,619	$94,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.64%	1.73%	1.51%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.78%	1.64%	1.73%	1.51%	1.11%
Ratio of Net Investment Income/(Loss)	0.32%	0.47%	(0.23)%	0.03%	0.78%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.04	$16.70	$17.37	$16.37	$19.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.21	0.12	0.15	0.23
Net realized and unrealized gain/(loss)	(1.79)	0.11	1.18	2.58	0.30
Total from Investment Operations	(1.62)	0.32	1.30	2.73	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.19)	(0.08)	(0.15)	(0.28)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.39)	(1.98)	(1.97)	(1.73)	(3.87)
Net Asset Value, End of Period	$13.03	$15.04	$16.70	$17.37	$16.37
Total Return*	(11.24)%	4.27%	7.45%	17.12%	4.39%
Net Assets, End of Period (in thousands)	$615,270	$763,597	$822,153	$841,565	$774,433
Average Net Assets for the Period (in thousands)	$715,784	$765,452	$843,030	$822,828	$767,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.73%	0.82%	0.62%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.73%	0.82%	0.62%	0.53%
Ratio of Net Investment Income/(Loss)	1.18%	1.39%	0.68%	0.90%	1.36%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.07	$16.73	$17.40	$16.39	$19.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.22	0.13	0.16	0.24
Net realized and unrealized gain/(loss)	(1.79)	0.10	1.17	2.58	0.29
Total from Investment Operations	(1.61)	0.32	1.30	2.74	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.19)	(0.08)	(0.15)	(0.27)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.40)	(1.98)	(1.97)	(1.73)	(3.86)
Net Asset Value, End of Period	$13.06	$15.07	$16.73	$17.40	$16.39
Total Return*	(11.16)%	4.33%	7.45%	17.16%	4.40%
Net Assets, End of Period (in thousands)	$310,803	$364,502	$428,793	$963,098	$1,009,681
Average Net Assets for the Period (in thousands)	$342,719	$386,284	$722,356	$970,761	$1,070,715
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.68%	0.77%	0.61%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.68%	0.77%	0.61%	0.51%
Ratio of Net Investment Income/(Loss)	1.20%	1.46%	0.71%	0.92%	1.37%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.54	$17.18	$17.82	$16.69	$19.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.22	0.13	0.17	0.24
Net realized and unrealized gain/(loss)	(1.86)	0.12	1.21	2.69(2)	0.31
Total from Investment Operations	(1.68)	0.34	1.34	2.86	0.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.19)	(0.09)	(0.15)	(0.26)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.39)	(1.98)	(1.98)	(1.73)	(3.85)
Net Asset Value, End of Period	$13.47	$15.54	$17.18	$17.82	$16.69
Total Return*	(11.27)%	4.32%	7.47%	17.62%(2)	4.41%
Net Assets, End of Period (in thousands)	$4,231	$6,038	$7,129	$8,534	$9,630
Average Net Assets for the Period (in thousands)	$5,336	$6,333	$7,889	$9,323	$10,732
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	0.88%	0.93%	0.72%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.72%	0.77%	0.57%	0.53%
Ratio of Net Investment Income/(Loss)	1.20%	1.41%	0.73%	0.97%	1.36%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.00	$16.66	$17.34	$16.35	$19.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.23	0.13	0.17	0.25
Net realized and unrealized gain/(loss)	(1.80)	0.11	1.19	2.57	0.31
Total from Investment Operations	(1.60)	0.34	1.32	2.74	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.21)	(0.11)	(0.17)	(0.31)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.41)	(2.00)	(2.00)	(1.75)	(3.90)
Net Asset Value, End of Period	$12.99	$15.00	$16.66	$17.34	$16.35
Total Return*	(11.14)%	4.47%	7.56%	17.25%	4.60%
Net Assets, End of Period (in thousands)	$422,894	$619,969	$642,746	$119,228	$109,571
Average Net Assets for the Period (in thousands)	$595,473	$617,269	$349,395	$95,327	$142,854
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.59%	0.72%	0.48%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.59%	0.72%	0.48%	0.38%
Ratio of Net Investment Income/(Loss)	1.36%	1.54%	0.81%	0.99%	1.43%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.06	$16.68	$17.38	$16.38	$19.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.12	0.01	0.05	0.13
Net realized and unrealized gain/(loss)	(1.82)	0.13	1.18	2.57	0.31
Total from Investment Operations	(1.73)	0.25	1.19	2.62	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.08)	—	(0.04)	(0.15)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.29)	(1.87)	(1.89)	(1.62)	(3.74)
Net Asset Value, End of Period	$13.04	$15.06	$16.68	$17.38	$16.38
Total Return*	(11.83)%	3.70%	6.78%	16.40%	3.80%
Net Assets, End of Period (in thousands)	$38,246	$55,536	$62,802	$71,118	$72,868
Average Net Assets for the Period (in thousands)	$48,448	$57,426	$67,666	$74,119	$76,746
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.34%	1.42%	1.22%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.34%	1.42%	1.22%	1.12%
Ratio of Net Investment Income/(Loss)	0.59%	0.79%	0.09%	0.31%	0.77%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.33	$16.90	$17.56	$16.54	$19.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.17	0.06	0.10	0.18
Net realized and unrealized gain/(loss)	(1.83)	0.12	1.19	2.59	0.31
Total from Investment Operations	(1.71)	0.29	1.25	2.69	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.07)	(0.02)	(0.09)	(0.20)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.34)	(1.86)	(1.91)	(1.67)	(3.79)
Net Asset Value, End of Period	$13.28	$15.33	$16.90	$17.56	$16.54
Total Return*	(11.58)%	3.93%	7.07%	16.69%	4.07%
Net Assets, End of Period (in thousands)	$99,159	$110,404	$198,132	$200,812	$171,632
Average Net Assets for the Period (in thousands)	$107,902	$148,179	$209,016	$196,518	$173,783
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.09%	1.18%	0.98%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.09%	1.18%	0.97%	0.86%
Ratio of Net Investment Income/(Loss)	0.79%	1.07%	0.33%	0.56%	1.03%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.14	$16.78	$17.45	$16.44	$19.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.20	0.10	0.14	0.22
Net realized and unrealized gain/(loss)	(1.80)	0.12	1.18	2.58	0.31
Total from Investment Operations	(1.64)	0.32	1.28	2.72	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.17)	(0.06)	(0.13)	(0.26)
Distributions (from capital gains)	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.38)	(1.96)	(1.95)	(1.71)	(3.85)
Net Asset Value, End of Period	$13.12	$15.14	$16.78	$17.45	$16.44
Total Return*	(11.31)%	4.22%	7.31%	17.00%	4.33%
Net Assets, End of Period (in thousands)	$896,622	$1,204,382	$1,431,431	$1,619,550	$1,717,020
Average Net Assets for the Period (in thousands)	$1,089,574	$1,281,003	$1,566,628	$1,709,661	$1,917,279
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	0.84%	0.92%	0.72%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.83%	0.91%	0.71%	0.59%
Ratio of Net Investment Income/(Loss)	1.09%	1.30%	0.58%	0.82%	1.29%
Portfolio Turnover Rate	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors

22	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

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Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

26	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$64,300,000	$—	$(64,300,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.72%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

28	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $5,592.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class A Shares paid CDSCs of $282 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $1,357.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $554,386 in sales, resulting in a net realized gain of $270,848. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

30	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,665,291	$ -	$ -	$ -	$(40,329,295)	$ (17,249)	$235,078,212

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,212,445,144	$474,037,326	$(238,959,114)	$ 235,078,212

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,712,153	$ 46,888,682	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 44,115,285	$ 356,357,360	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (4,298,144)	$ 4,298,144

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,272,842	$ 18,917,607	1,824,165	$ 28,242,795
Reinvested dividends and distributions	81,893	1,334,034	524,070	6,687,138
Shares repurchased	(1,781,200)	(26,225,953)	(2,035,423)	(30,670,341)
Net Increase/(Decrease)	(426,465)	$ (5,974,312)	312,812	$ 4,259,592
Class C Shares:
Shares sold	150,011	$ 2,142,885	230,997	$ 3,331,020
Reinvested dividends and distributions	20,260	322,134	316,525	3,937,570
Shares repurchased	(1,057,463)	(15,308,954)	(1,993,353)	(30,638,000)
Net Increase/(Decrease)	(887,192)	$ (12,843,935)	(1,445,831)	$ (23,369,410)
Class D Shares:
Shares sold	1,720,896	$ 24,092,028	1,244,903	$ 18,720,176
Reinvested dividends and distributions	1,172,678	18,704,221	7,145,693	89,321,157
Shares repurchased	(6,445,454)	(91,445,916)	(6,864,406)	(105,069,181)
Net Increase/(Decrease)	(3,551,880)	$ (48,649,667)	1,526,190	$ 2,972,152
Class I Shares:
Shares sold	7,616,691	$ 106,655,485	5,795,600	$ 88,462,603
Reinvested dividends and distributions	550,430	8,795,870	3,388,716	42,426,729
Shares repurchased	(8,545,806)	(123,259,879)	(10,637,554)	(158,085,634)
Net Increase/(Decrease)	(378,685)	$ (7,808,524)	(1,453,238)	$ (27,196,302)
Class L Shares:
Shares sold	6,458	$ 93,316	8,580	$ 132,848
Reinvested dividends and distributions	7,990	131,756	57,250	739,095
Shares repurchased	(88,995)	(1,329,590)	(92,213)	(1,423,996)
Net Increase/(Decrease)	(74,547)	$ (1,104,518)	(26,383)	$ (552,053)
Class N Shares:
Shares sold	11,153,046	$ 145,848,219	5,197,183	$ 77,170,805
Reinvested dividends and distributions	1,017,680	16,170,934	5,847,093	72,854,778
Shares repurchased	(20,957,658)	(292,090,625)	(8,284,446)	(123,995,817)
Net Increase/(Decrease)	(8,786,932)	$(130,071,472)	2,759,830	$ 26,029,766
Class R Shares:
Shares sold	615,349	$ 8,811,940	577,740	$ 8,599,651
Reinvested dividends and distributions	57,539	921,770	477,200	5,988,861
Shares repurchased	(1,429,475)	(20,761,311)	(1,132,013)	(17,094,639)
Net Increase/(Decrease)	(756,587)	$ (11,027,601)	(77,073)	$ (2,506,127)
Class S Shares:
Shares sold	2,956,785	$ 43,644,906	3,307,378	$ 54,795,423
Reinvested dividends and distributions	144,442	2,352,954	1,062,310	13,555,069
Shares repurchased	(2,838,735)	(41,317,993)	(8,893,026)	(142,025,638)
Net Increase/(Decrease)	262,492	$ 4,679,867	(4,523,338)	$ (73,675,146)
Class T Shares:
Shares sold	3,977,213	$ 56,561,096	3,804,228	$ 58,207,886
Reinvested dividends and distributions	1,713,278	27,515,249	11,983,127	150,867,575
Shares repurchased	(16,894,662)	(241,545,090)	(21,525,641)	(326,614,645)
Net Increase/(Decrease)	(11,204,171)	$(157,468,745)	(5,738,286)	$(117,539,184)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

32	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,066,420,395	$1,428,003,856	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

34	JUNE 30, 2020

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	35

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$46,888,682
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

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125-02-93032 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Money Market Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended June 30, 2020		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.00%
1 Year	1.05%	Without Reimbursement	0.00%
5 Year	0.78%	Class T Shares
10 Year	0.39%	With Reimbursement	0.00%
Since Inception (February 14, 1995)	2.20%	Without Reimbursement	0.00%
Class T Shares		Expense Ratios
1 Year	1.03%	Per the October 28, 2019 prospectuses
5 Year	0.74%	Class D Shares(1)
10 Year	0.37%	Total Annual Fund Operating Expenses	0.57%
Since Inception (February 14, 1995)	2.19%	Class T Shares
		Total Annual Fund Operating Expenses	0.59%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class D Shares	$1,000.00	$1,002.80	$2.44	$1,000.00	$1,022.43	$2.46	0.49%
Class T Shares	$1,000.00	$1,002.70	$2.49	$1,000.00	$1,022.38	$2.51	0.50%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	JUNE 30, 2020

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2020

Principal Amounts		Value
Certificates of Deposit – 16.3%
Canadian Imperial Bank of Commerce/New York NY, 1.7700%, 7/16/20	$25,000,000	$25,017,072
Commonwealth Bank Australia New York, 0.1800%, 9/9/20	25,000,000	25,000,000
Cooperatieve Rabobank UA, 0.7700%, 8/10/20	30,000,000	30,000,000
Royal Bank Of Canada NY, 1.1500%, 7/6/20	20,000,000	20,000,000
Royal Bank Of Canada NY, 1.3500%, 10/2/20	15,000,000	15,042,175
Sumitomo Mitsui Banking Corp/New York, 0.1600%, 7/23/20	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp/New York, 0.1600%, 8/10/20	30,000,000	30,000,000
Svenska Handelsbanken NY, 0.2000%, 8/18/20	20,000,000	20,000,000
Total Certificates of Deposit (cost $190,059,247)		190,059,247
Commercial Paper – 38.5%
ANZ New Zealand International London, 0.7475%, 7/13/20 (Section 4(2))	25,000,000	24,993,897
ANZ New Zealand International London, 0.1628%, 7/20/20 (Section 4(2))	10,250,000	10,249,134
Atlantic Asset Sec LLC, 0.1425%, 7/6/20 (Section 4(2))	20,000,000	19,999,611
Atlantic Asset Sec LLC, 0.1290%, 7/14/20 (Section 4(2))	25,000,000	24,998,856
BNP Paribas NY Branch, 0.7148%, 7/20/20	20,000,000	19,992,606
BNP Paribas NY Branch, 0.2444%, 8/3/20	25,000,000	24,994,499
HSBC Bank PLC, 0.8184%, 10/26/20 (Section 4(2))	20,000,000	19,947,960
JP Morgan Securities LLC, 0.9203%, 7/17/20	25,000,000	24,989,991
JP Morgan Securities LLC, 0.4078%, 8/25/20	25,000,000	24,984,717
Manhattan Asset Funding Co LLC, 0.1628%, 7/16/20 (Section 4(2))	10,000,000	9,999,333
Manhattan Asset Funding Co LLC, 0.1730%, 7/24/20 (Section 4(2))	25,000,000	24,997,284
Manhattan Asset Funding Co LLC, 0.2036%, 8/6/20 (Section 4(2))	20,000,000	19,996,000
Nieuw Amsterdam Receivables Corp, 0.1800%, 7/10/20 (Section 4(2))	25,000,000	24,998,895
Nieuw Amsterdam Receivables Corp, 0.1485%, 7/15/20 (Section 4(2))	25,000,000	24,998,581
Royal Bank of Canada, 0.2240%, 9/14/20 (Section 4(2))	20,000,000	19,990,833
Swedbank AB, 0.2342%, 8/12/20	5,000,000	4,998,658
Swedbank AB, 0.2444%, 9/21/20	25,000,000	24,986,333
Swedbank AB, 0.2342%, 10/6/20	25,000,000	24,984,506
Toronto-Dominion Bank/The, 0.1323%, 7/27/20 (Section 4(2))	25,000,000	24,997,653
Toronto-Dominion Bank/The, 0.1832%, 8/7/20 (Section 4(2))	25,000,000	24,995,374
Victory Receivables Corp, 0.1730%, 8/3/20 (Section 4(2))	25,000,000	24,996,104
Total Commercial Paper (cost $450,090,825)		450,090,825
U.S. Government Agency Notes – 4.3%
Federal Home Loan Bank Discount Notes:
0.2020%, 7/20/20	10,000,000	9,998,935
0.1331%, 7/24/20	10,000,000	9,999,150
0.0509%, 8/4/20	10,000,000	9,999,520
0.1282%, 8/12/20	10,000,000	9,998,505
0.2751%, 9/15/20	10,000,000	9,994,203
Total U.S. Government Agency Notes (cost $49,990,313)		49,990,313
U.S. Treasury Debt – 3.0%
United States Treasury Bill, 0.1852%, 7/7/20	15,000,000	14,999,675
United States Treasury Bill, 0.1323%, 8/18/20	10,000,000	9,998,238
United States Treasury Bill, 0.1372%, 8/25/20	10,000,000	9,998,014
Total U.S. Treasury Debt (cost $34,995,927)		34,995,927
Variable Rate Demand Notes¶ – 15.7%
Bellevue 10 Apartments LLC (LOC: Northern Trust Company), 0.2900%, 4/1/60	1,000,000	1,000,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.2800%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.2800%, 5/2/39	4,000,000	4,000,000
Cellmark Inc (LOC: Swedbank AB NY), 0.2300%, 6/1/38	10,000,000	10,000,000
County of Eagle CO (LOC: Bank of America NA), 0.2800%, 6/1/27	9,100,000	9,100,000
County of Eagle CO (LOC: Bank of America NA), 0.2800%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority (LOC: Bank of America NA),
0.2300%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust (LOC: Wells Fargo Bank),
0.2300%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC (LOC: FHLB San Francisco), 0.2400%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn (LOC: FHLB Atlanta),
0.2600%, 7/1/26	3,140,000	3,140,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments

June 30, 2020

Principal Amounts		Value
Variable Rate Demand Notes¶ – (continued)
Jefferson Vista Canyon LLC (LOC: Comerica Bank), 0.3200%, 12/2/58	$5,175,000	$5,175,000
Lush Properties LLC (LOC: FHLB Topeka), 0.2300%, 11/1/33	5,395,000	5,395,000
Lynette Kerrane-Darragh Children's Trust (LOC: Wells Fargo Bank NA),
0.2300%, 9/1/30	4,935,000	4,935,000
Michael Dennis Sullivan Irrevocable Trust (LOC: Wells Fargo Bank NA),
0.2300%, 11/1/39	11,375,000	11,375,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.3700%, 12/1/35	4,935,000	4,935,000
Phoenix Realty Special Account-U LP (LOC: Northern Trust Company),
0.4200%, 4/1/25	1,675,000	1,675,000
SSAB AB (LOC: Swedbank AB NY), 0.2300%, 4/1/34	30,000,000	30,000,000
SSAB AB (LOC: Credit Agricole Corporate and Investment Bank),
0.2300%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC (LOC: Comerica Bank), 0.2300%, 5/1/46	13,875,000	13,875,000
Sugar Creek Financial Corp LLC (LOC: Northern Trust Company),
0.2900%, 6/2/42	5,000,000	5,000,000
Tenderfoot Seasonal Housing LLC (LOC: Bank of America NA), 0.2800%, 7/2/35	5,700,000	5,700,000
University of Illinois (LOC: Northern Trust Company), 0.1800%, 4/1/44	6,215,000	6,215,000
Total Variable Rate Demand Notes (cost $183,510,000)		183,510,000
Repurchase Agreementsë – 22.0%
Credit Agricole, New York, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $10,000,017 collateralized by $9,726,029 in U.S. Treasuries 2.1250%, 12/31/22 with a value of $10,200,007	10,000,000	10,000,000
Goldman Sachs & Co., Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $35,000,049 collateralized by $33,762,273 in U.S. Government Agencies 0.4400% - 8.0000%, 4/1/21 - 9/16/59 with a value of $35,700,000	35,000,000	35,000,000
HSBC Securities USA Inc, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $35,000,058 collateralized by $33,603,618 in U.S. Treasuries 0% - 5.2500%, 6/30/22 - 5/15/47 with a value of $35,700,000	35,000,000	35,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $55,000,092 collateralized by $51,721,299 in U.S. Government Agencies 2.3090% - 7.0000%, 8/1/27 - 5/1/58 with a value of $56,100,094	55,000,000	55,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0800%, dated 6/30/20, maturing 7/1/20 to be repurchased at $76,900,171 collateralized by $73,107,857 in U.S. Government Agencies 0% - 38.4930%, 12/15/27 - 6/20/50 with a value of $78,438,174	76,900,000	76,900,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $5,000,008 collateralized by $4,079,245 in U.S. Treasuries 0.5000% - 2.8750%, 7/31/25 - 5/15/49 with a value of $5,100,010	5,000,000	5,000,000
Wells Fargo Securities LLC, Joint repurchase agreement, 0.0800%, dated 6/30/20, maturing 7/1/20 to be repurchased at $40,000,089 collateralized by $40,784,343 in U.S. Government Agencies 0% - 2.6000%, 7/21/20 - 1/28/22 with a value of $40,800,149	40,000,000	40,000,000
Total Repurchase Agreements (cost $256,900,000)		256,900,000
Total Investments (total cost $1,165,546,312) – 99.8%		1,165,546,312
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		2,787,994
Net Assets – 100%		$1,168,334,306

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	JUNE 30, 2020

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership
PLC	Public Limited Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the year ended June 30, 2020 is $300,159,515, which represents 25.7% of net assets.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of June 30, 2020.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$190,059,247	$-
Commercial Paper	-	450,090,825	-
U.S. Government Agency Notes	-	49,990,313	-
U.S. Treasury Debt	-	34,995,927	-
Variable Rate Demand Notes	-	183,510,000	-
Repurchase Agreements	-	256,900,000	-
Total Assets	$-	$1,165,546,312	$-

Janus Investment Fund	5

Janus Henderson Money Market Fund

Statement of Assets and Liabilities

June 30, 2020

Assets:
Investments, at value(1)	$908,646,312
Repurchase agreements, at value(2)	256,900,000
Cash	173,567
Non-interested Trustees' deferred compensation	23,960
Receivables:
Fund shares sold	4,460,629
Interest	485,539
Total Assets	1,170,690,007
Liabilities:
Payables:	—
Fund shares repurchased	2,038,589
Advisory fees	191,638
Administration services fees	61,491
Professional fees	34,177
Non-interested Trustees' deferred compensation fees	23,960
Non-interested Trustees' fees and expenses	5,410
Dividends	436
Total Liabilities	2,355,701
Net Assets	$1,168,334,306
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,168,346,671
Total distributable earnings (loss)	(12,365)
Total Net Assets	$1,168,334,306
Net Assets - Class D Shares	$1,155,176,172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,155,192,547
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$13,158,134
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,166,296
Net Asset Value Per Share	$1.00

(1) Includes cost of $908,646,312. (2) Includes cost of repurchase agreements of $256,900,000.

See Notes to Financial Statements.

6	JUNE 30, 2020

Janus Henderson Money Market Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$15,395,449
Total Investment Income	15,395,449
Expenses:
Advisory fees	2,046,611
Administration services fees:
Class D Shares	4,174,525
Class T Shares	58,065
Professional fees	37,998
Non-interested Trustees’ fees and expenses	21,435
Total Expenses	6,338,634
Less: Excess Expense Reimbursement and Waivers	(977,469)
Net Expenses	5,361,165
Net Investment Income/(Loss)	10,034,284
Net Realized Gain/(Loss) on Investments:
Investments	(14)
Total Net Realized Gain/(Loss) on Investments	(14)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,034,270

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$10,034,284	$16,105,683
Net realized gain/(loss) on investments	(14)	7,416
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,034,270	16,113,099
Dividends and Distributions to Shareholders:
Class D Shares	(9,899,556)	(15,897,678)
Class T Shares	(134,726)	(208,006)
Net Decrease from Dividends and Distributions to Shareholders	(10,034,282)	(16,105,684)
Capital Share Transactions:
Class D Shares	244,309,923	70,462,785
Class T Shares	1,113,599	(422,512)
Net Increase/(Decrease) from Capital Share Transactions	245,423,522	70,040,273
Net Increase/(Decrease) in Net Assets	245,423,510	70,047,688
Net Assets:
Beginning of period	922,910,796	852,863,108
End of period	$1,168,334,306	$922,910,796

See Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.05%	1.80%	0.92%	0.16%	0.00%
Net Assets, End of Period (in thousands)	$1,155,176	$910,866	$840,396	$865,718	$931,232
Average Net Assets for the Period (in thousands)	$1,006,448	$886,310	$852,513	$907,340	$944,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.57%	0.57%	0.57%	0.32%
Ratio of Net Investment Income/(Loss)	0.98%	1.79%	0.91%	0.15%	0.00%(3)

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—
Total from Investment Operations	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	1.03%	1.79%	0.89%	0.02%	0.00%
Net Assets, End of Period (in thousands)	$13,158	$12,045	$12,467	$13,763	$185,252
Average Net Assets for the Period (in thousands)	$13,238	$11,795	$13,647	$56,389	$212,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.59%	0.59%	0.56%	0.32%
Ratio of Net Investment Income/(Loss)	1.02%	1.76%	0.87%	0.01%	0.00%(3)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

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Janus Henderson Money Market Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

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Janus Henderson Money Market Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to

12	JUNE 30, 2020

Janus Henderson Money Market Fund

Notes to Financial Statements

the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

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Janus Henderson Money Market Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$10,000,000	$—	$(10,000,000)	$—
Goldman Sachs & Co.	35,000,000	—	(35,000,000)	—
HSBC Securities USA Inc	35,000,000	—	(35,000,000)	—
ING Financial Markets LLC	55,000,000	—	(55,000,000)	—
Royal Bank of Canada, NY Branch	81,900,000	—	(81,900,000)	—
Wells Fargo Securities LLC	40,000,000	—	(40,000,000)	—

Total	$256,900,000	$—	$(256,900,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In

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Janus Henderson Money Market Fund

Notes to Financial Statements

the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. The voluntary advisory fee waiver was terminated effective February 1, 2020. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Effective February 1, 2020, Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. Prior to February 1, 2020, Class D Shares and Class T Shares the Fund compensated Janus Capital at an annual rate of 0.46% and 0.48%, respectively, for providing certain administration services. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with

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Janus Henderson Money Market Fund

Notes to Financial Statements

Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 6,987	$ -	$ (14)	$ -	$ -	$ (19,338)	$ -

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (14)	$ -	$ (14)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

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Janus Henderson Money Market Fund

Notes to Financial Statements

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,034,282	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 16,105,684	$ -	$ -	$ -

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	904,385,223	$904,385,223	510,718,700	$510,718,693
Reinvested dividends and distributions	9,733,992	9,733,992	15,679,284	15,679,284
Shares repurchased	(669,809,288)	(669,809,292)	(455,935,190)	(455,935,192)
Net Increase/(Decrease)	244,309,927	$244,309,923	70,462,794	$ 70,462,785
Class T Shares:
Shares sold	23,584,786	$ 23,584,786	21,046,802	$ 21,046,803
Reinvested dividends and distributions	133,938	133,938	208,985	208,985
Shares repurchased	(22,605,125)	(22,605,125)	(21,678,299)	(21,678,300)
Net Increase/(Decrease)	1,113,599	$ 1,113,599	(422,512)	$ (422,512)

6. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period and concluded these changes do not have a material impact on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

7. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace,

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Janus Henderson Money Market Fund

Notes to Financial Statements

which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Money Market Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees

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Janus Henderson Money Market Fund

Additional Information (unaudited)

reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended

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Janus Henderson Money Market Fund

Additional Information (unaudited)

May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

Janus Investment Fund	25

Janus Henderson Money Market Fund

Additional Information (unaudited)

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The

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Janus Henderson Money Market Fund

Additional Information (unaudited)

Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the

30	JUNE 30, 2020

Janus Henderson Money Market Fund

Additional Information (unaudited)

transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	33

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

Janus Investment Fund	35

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	37

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

Janus Investment Fund	39

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

40	JUNE 30, 2020

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	7/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Garrett Strum 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Money Market Fund	5/17-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Henderson Investors.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	41

Janus Henderson Money Market Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

42	JUNE 30, 2020

Janus Henderson Money Market Fund

Notes

NotesPage1

Janus Investment Fund	43

Janus Henderson Money Market Fund

Notes

NotesPage2

44	JUNE 30, 2020

Janus Henderson Money Market Fund

Notes

NotesPage3

Janus Investment Fund	45

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93027 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

This dynamic, multi-sector income fund seeks high monthly income with lower volatility than a dedicated high-yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

During the one-year period ended June 30, 2020, Janus Henderson Multi-Sector Income Fund’s Class I Shares returned 0.93% compared with an 8.74% return for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

In the first half of the period, fixed income markets broadly became more confident of a soft landing for the U.S. economy as the Federal Reserve (Fed) lowered policy rates three times in the latter half of 2019. Generally better-than-expected earnings reports and progress in U.S.-China trade relations also contributed to credit spreads (yields over Treasuries) tightening toward the lowest levels of the current credit cycle. However, in early 2020, the exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty as governments around the world restricted travel and social activity to help contain the virus. Risk markets faced a sell-off of historic proportions. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks.

Across the globe, central bank and government stimulus action was swift and aggressive. The Fed cut policy rates to zero and introduced numerous programs to support bond market liquidity, including unprecedented support to the high-yield market, while Congress approved trillions of dollars in crisis support to consumers and businesses. These actions supported financial markets and corporations and contributed to a rapid improvement in liquidity conditions. The staggering levels of monetary and fiscal stimulus, coupled with a recovery in oil and optimism on reopening the U.S. economy, bolstered investor confidence later in the period, although volatility remained high.

Over the year, rates fell across the yield curve, with the 5-year Treasury yield closing June at 0.29%, down from 1.76%, and the 10-year Treasury ending the period at 0.66%, down from 2.01%. Corporate and securitized credit were volatile, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically intra-period. Fed support helped credit retrace most of its losses, and investment-grade corporate bonds ultimately generated positive returns, while their high-yield counterparts were roughly flat.

PERFORMANCE DISCUSSION

Early in the period, we were actively seeking ways to capitalize on the strength of the consumer, one of the healthiest components of the U.S. economy in 2019. And while we were wary of valuations after double-digit returns for corporate credit in 2019 and entered 2020 relatively cautiously, we were in no way positioned for the impact a global economic shutdown and social distancing would have on consumer discretionary activity.

Our high-yield corporate bond allocation was near an all-time low heading into the COVID-19 correction, but valuations lurched from the tightest quartile to the widest quartile of the past decade in a matter of days, and our exposure weighed materially on relative performance. While our positioning in asset-backed securities (ABS) tends to be varied and diversified, many of our positions are tied to the health of the consumer and suffered amid the health care crisis, stay at home orders and the resulting lack of consumer activity. Aircraft ABS were also dislocated, but we maintain a favorable outlook given they are backed by a global market with significant exposure to Asian air travel, which has been generally less impacted by the crisis. On a single-name basis, a position in General Electric was similarly challenged later in the period, as concern grew over the impact an undetermined hiatus in global travel will have on its aviation division.

Underperformance was partially offset by the Fund’s positioning in investment-grade corporate credit and agency mortgage-backed securities (MBS) – two sectors we employ with the goal of dampening the volatility of our

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

plus-sector positioning. Late in the period, constructive signs emerged in credit markets as liquidity improved on the back of stimulus measures. We took advantage of what we viewed as attractive valuations to add to corporate issuers we expect to perform well through elevated economic uncertainty, at first in higher-quality investment-grade names and later in high yield. We added a position in Ford after it was downgraded to high yield in March, a decision that benefited strongly from the Fed’s April announcement that it would purchase recent fallen angels.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return or manage duration. During the period, the Fund used forward foreign currency exchange contracts to hedge currency exposure back to the U.S. dollar and interest rate futures and swaps to efficiently express our view on rates, including the U.S. Treasury market. The Fund also employed forward-settling MBS trades through the To Be Announced (TBA) market to gain exposure to certain agency MBS. Our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are comforted by the Fed’s commitment to support bond markets and anticipate fiscal authorities will continue intervening as needed. With this support, we expect U.S. economic growth to accelerate off recent lows for the next few quarters. Still, the path to recovery remains littered with uncertainties, and it will take years before the economy fully recovers. The restoration of liquidity in the high-yield market has been rapid by historical standards given the Fed’s intervention, but that too will take time to fully normalize.

Although market sentiment has improved markedly, credit spreads over Treasuries ended the period closer to longer-term averages and still wide of pre-crisis levels, leaving opportunity for attractive returns in fixed income in the year ahead. We expect corporate bonds, including high yield, to remain in demand given the Fed’s support and the attractive yields they offer over very low policy rates – which will likely persist for the foreseeable future. And after a rapid deterioration in corporate fundamentals, we believe a period of debt paydown is likely to ensue by investment-grade issuers, which would further support that asset class. Across the ratings spectrum, however, security selection remains of the utmost importance, as additional downgrades and fallen angels are not out of the question. Security selection is equally as critical within structured securities, where we believe it prudent to focus on higher-quality structures that can withstand a slower economy; we expect the Fed’s aggressive actions to support the liquidity and underlying fundamental performance of these securities.

We are optimistic, but we do not expect volatility to fade. COVID-19 and its economic impact remain the most pressing concern, and other risks to market sentiment are also on our radar: a resumption of trade tensions with China and the upcoming U.S. elections, to name two. As we navigate these uncertainties, we will continue to adhere to our bottom-up, research-driven investment process with a focus on taking the right amount of risk throughout the cycle.

Thank you for investing in Janus Henderson Multi-Sector Income Fund.

2	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	3.62%	3.62%
Class A Shares MOP	3.44%	3.44%
Class C Shares**	2.86%	2.86%
Class D Shares	3.78%	3.78%
Class I Shares	3.84%	3.84%
Class N Shares	3.95%	3.95%
Class S Shares	3.14%	3.42%
Class T Shares	3.70%	3.70%
Weighted Average Maturity		5.4 Years
Average Effective Duration***		3.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	24.2%
A	2.8%
BBB	19.9%
BB	17.9%
B	20.7%
CCC	5.1%
Not Rated	24.0%
Other	-14.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	50.4%
Asset-Backed/Commercial Mortgage-Backed Securities	31.6%
Mortgage-Backed Securities	23.8%
Bank Loans and Mezzanine Loans	7.3%
Investment Companies	3.1%
Preferred Stocks	1.7%
Common Stocks	0.2%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(18.2)%
100.0%

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	0.71%	4.14%	4.05%	1.05%	0.95%
Class A Shares at MOP	-4.05%	3.13%	3.25%
Class C Shares at NAV	-0.07%	3.37%	3.28%	1.82%	1.73%
Class C Shares at CDSC	-1.03%	3.37%	3.28%
Class D Shares(1)	0.87%	4.31%	4.21%	0.88%	0.78%
Class I Shares	0.93%	4.41%	4.32%	0.80%	0.71%
Class N Shares	0.89%	4.43%	4.34%	0.80%	0.64%
Class S Shares	0.50%	4.15%	4.01%	1.56%	1.14%
Class T Shares	0.67%	4.20%	4.10%	0.98%	0.89%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	4.30%	3.99%
Morningstar Quartile - Class I Shares	3rd	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	186/338	39/262	26/232

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$971.20	$4.46	$1,000.00	$1,020.34	$4.57	0.91%
Class C Shares	$1,000.00	$967.50	$8.27	$1,000.00	$1,016.46	$8.47	1.69%
Class D Shares	$1,000.00	$972.00	$3.63	$1,000.00	$1,021.18	$3.72	0.74%
Class I Shares	$1,000.00	$972.30	$3.38	$1,000.00	$1,021.43	$3.47	0.69%
Class N Shares	$1,000.00	$971.60	$3.04	$1,000.00	$1,021.78	$3.12	0.62%
Class S Shares	$1,000.00	$970.40	$5.24	$1,000.00	$1,019.54	$5.37	1.07%
Class T Shares	$1,000.00	$971.50	$4.12	$1,000.00	$1,020.69	$4.22	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 31.6%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$536,848
Aaset 2019-2 Trust, 6.4130%, 10/16/39 (144A)§	4,723,808	1,759,867
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	4,760,000	4,819,500
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	2,399,000	2,105,638
Aqua Finance Trust 2019-A, 3.1400%, 7/16/40 (144A)	5,263,372	5,241,935
Arroyo Mortgage Trust 2019-2,
ICE LIBOR USD 12 Month + 0.0250%, 4.7600%, 4/25/49 (144A)‡	4,860,000	4,927,031
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000	154,429
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 2.4370%, 2.6218%, 3/15/37 (144A)‡	11,267,000	9,835,305
Benchmark Mortgage Trust 2020-IG1, 3.2447%, 9/15/43‡	7,100,000	5,315,163
BlueMountain CLO XXIV Ltd,
ICE LIBOR USD 3 Month + 2.7000%, 3.8353%, 4/20/31 (144A)‡	9,250,000	8,941,975
BlueMountain CLO XXVI Ltd,
ICE LIBOR USD 3 Month + 2.9000%, 4.0350%, 10/20/32 (144A)‡	8,000,000	7,894,400
Business Jet Securities LLC, 6.9480%, 7/15/34 (144A)	5,065,109	4,640,390
BX Commercial Mortgage Trust 2018-BIOA,
ICE LIBOR USD 1 Month + 1.9511%, 2.1358%, 3/15/37 (144A)‡	3,700,000	3,485,288
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 1.7000%, 1.8848%, 11/15/35 (144A)‡	4,053,000	3,995,849
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.0000%, 2.1848%, 10/15/36 (144A)‡	2,770,662	2,664,399
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.3000%, 2.4848%, 10/15/36 (144A)‡	23,540,114	22,582,876
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.6500%, 2.8348%, 10/15/36 (144A)‡	4,777,003	4,512,555
BX Commercial Mortgage Trust 2020-BXLP,
ICE LIBOR USD 1 Month + 2.0000%, 2.1848%, 12/15/36 (144A)‡	12,460,000	11,801,493
BX Commercial Mortgage Trust 2020-BXLP,
ICE LIBOR USD 1 Month + 2.5000%, 2.6848%, 12/15/36 (144A)‡	2,000,000	1,900,486
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	3,509,000	3,114,229
Carlyle US CLO 2019-4 LTD,
ICE LIBOR USD 3 Month + 2.7000%, 4.2590%, 1/15/33 (144A)‡	5,000,000	4,848,000
Carvana Auto Receivables Trust 2019-1, 5.6400%, 1/15/26 (144A)	6,000,000	6,148,294
Carvana Auto Receivables Trust 2019-2, 0%, 4/15/26 (144A)‡,¤	445,000,000	5,117,500
Carvana Auto Receivables Trust 2019-4, 0%, 10/15/26 (144A)‡	242,500,000	3,637,500
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	1,398,089	733,996
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)§	3,830,196	1,437,558
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.0000%, 2.1848%, 11/15/36 (144A)‡	4,788,000	4,524,330
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.5500%, 2.7348%, 11/15/36 (144A)‡	4,900,000	4,587,642
CIFC Funding 2016-I Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 3.9090%, 10/21/31 (144A)‡	6,750,000	6,519,150
CIFC Funding 2019-VI Ltd,
ICE LIBOR USD 3 Month + 2.7000%, 3.8761%, 1/16/33 (144A)‡	5,500,000	5,342,150
Citigroup Commercial Mortgage Trust 2018-C5, 0.7546%, 6/10/51‡,¤	41,119,359	1,797,549
COLT Funding LLC 2018-4,
ICE LIBOR USD 12 Month + 1.6500%, 4.7160%, 12/28/48 (144A)‡	9,769,894	9,984,599
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.4345%, 1/25/29‡	5,093,218	5,222,741
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4845%, 8/25/31 (144A)‡	7,160,156	7,054,600
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.3345%, 9/25/31 (144A)‡	9,438,353	9,304,744
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 4.1000%, 4.2845%, 7/25/39 (144A)‡	17,734,348	15,692,724
Connecticut Avenue Securities Trust 2019-R06,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 9/25/39 (144A)‡	14,631,324	14,183,383

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Connecticut Avenue Securities Trust 2020-R01, ICE LIBOR USD 1 Month + 0.8000%, 0.9845%, 1/25/40 (144A)‡	$161,324	$160,319
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 1/25/40 (144A)‡	6,915,603	6,530,994
Conn's Receivables Funding 2019-A LLC, 4.3600%, 10/16/23 (144A)	2,275,850	2,225,175
Conn's Receivables Funding 2019-A LLC, 5.2900%, 10/16/23 (144A)	2,275,850	2,109,966
Conn's Receivables Funding 2019-B LLC, 4.6000%, 6/17/24 (144A)	5,000,000	4,578,556
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 3.0000%, 3.1848%, 11/15/36 (144A)‡	9,817,000	8,931,715
Driven Brands Funding LLC, 4.6410%, 4/20/49 (144A)	9,310,414	9,948,196
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,478,533	2,181,180
Exeter Automobile Receivables Trust 2018-4, 5.3800%, 7/15/25 (144A)	2,370,000	2,424,637
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	1,920,000	1,971,811
Exeter Automobile Receivables Trust 2019-3, 4.0000%, 8/17/26 (144A)	4,000,000	3,862,143
Exeter Automobile Receivables Trust 2020-1A E, 3.7400%, 1/15/27 (144A)	3,000,000	2,852,778
Exeter Automobile Receivables Trust 2020-2A C, 3.2800%, 5/15/25 (144A)	1,000,000	1,024,508
Exeter Automobile Receivables Trust 2020-2A D, 4.7300%, 4/15/26 (144A)	500,000	529,709
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	1,017,000	1,078,612
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	2,000,000	1,891,149
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1845%, 7/25/25‡	7,370,357	7,547,001
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8845%, 4/25/28‡	5,907,121	6,158,385
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 3/25/31‡	8,336,667	8,034,277
Fannie Mae REMICS, -11 x ICE LIBOR USD 1 Month + 55.0000%, 53.1010%, 10/25/40‡	588,203	2,993,963
Fannie Mae REMICS, 3.0000%, 5/25/48	30,060	32,264
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 5.8655%, 8/25/48‡,¤	14,417,095	2,586,610
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	6,026,000	5,942,815
Foursight Capital Auto Receivables Trust 2020-1 E, 3.4900%, 4/15/26 (144A)	1,340,000	1,276,529
Foursight Capital Auto Receivables Trust 2020-1 F, 4.6200%, 6/15/27 (144A)	1,250,000	1,152,908
Freddie Mac Multifamily Structured Pass Through Certificates,
0.1871%, 7/25/28‡,¤	65,956,000	467,803
Freddie Mac Multifamily Structured Pass Through Certificates,
2.3667%, 10/25/28‡,¤	37,500,000	5,690,961
Freddie Mac Multifamily Structured Pass Through Certificates,
4.3988%, 4/25/34‡,¤	8,625,000	2,932,073
Freddie Mac Multifamily Structured Pass Through Certificates,
2.2355%, 8/25/45‡,¤	76,782,521	9,579,069
Freddie Mac Multifamily Structured Pass Through Certificates,
2.2271%, 5/25/47‡,¤	62,332,126	6,674,076
Freddie Mac Multifamily Structured Pass Through Certificates,
1.9338%, 11/25/47‡,¤	34,724,489	4,766,496
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 0.9345%, 2/25/50 (144A)‡	2,438,715	2,423,533
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.0000%, 0%, 6/25/50‡	8,581,000	8,581,000
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 5.1000%, 0%, 6/25/50‡	4,677,966	4,677,966
FREED ABS Trust 2020-2CP, 4.5200%, 6/18/27 (144A)	4,799,749	5,210,695
FREMF 2018-KF45 Mortgage Trust,
ICE LIBOR USD 1 Month + 1.9500%, 2.1325%, 3/25/25 (144A)‡	1,127,393	1,094,386
FREMF 2019-KF72 Mortgage Trust,
ICE LIBOR USD 1 Month + 2.1000%, 2.2825%, 11/25/26 (144A)‡	5,286,562	5,128,926
Golden Tree Loan Management US CLO1 Ltd,
ICE LIBOR USD 3 Month + 2.6500%, 3.7853%, 4/20/29 (144A)‡	12,000,000	10,734,000
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 5.3600%, 1/20/44‡,¤	790,620	152,627

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Government National Mortgage Association, ICE LIBOR USD 1 Month + 5.6000%, 5.4100%, 8/20/44‡,¤	$10,847,595	$1,967,978
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6800%, 5.4900%, 10/20/45‡,¤	14,621,447	2,751,664
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.0500%, 5.8600%, 4/20/46‡,¤	9,907,957	2,152,852
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 5.9549%, 10/16/55‡,¤	1,095,650	257,388
Government National Mortgage Association, 0.4772%, 1/16/60‡,¤	27,532,921	1,231,223
Great Wolf Trust,
ICE LIBOR USD 1 Month + 2.7320%, 2.9168%, 12/15/36 (144A)‡	13,500,000	12,029,108
Great Wolf Trust,
ICE LIBOR USD 1 Month + 3.1310%, 3.3158%, 12/15/36 (144A)‡	3,899,000	3,288,351
GS Mortgage Securities Trust 2020-UPTN E, 3.2460%, 2/10/37 (144A)‡	3,000,000	2,758,730
GS Mortgage Securities Trust 2020-UPTN F, 3.2460%, 2/10/37 (144A)‡	2,500,000	2,205,692
Hertz Fleet Lease Funding LP, 5.5500%, 5/10/32 (144A)	2,870,000	2,725,937
Hertz Fleet Lease Funding LP, 4.6200%, 1/10/33 (144A)	2,562,000	2,430,857
InSite Issuer LLC, 6.1150%, 12/15/48 (144A)	2,110,169	2,025,316
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	6,079,299	6,253,670
Jersey Mike's Funding, 4.4330%, 2/15/50 (144A)	16,500,000	16,307,736
KNDL 2019-KNSQ Mortgage Trust,
ICE LIBOR USD 1 Month + 2.0000%, 2.1848%, 5/15/36 (144A)‡	2,000,000	1,885,883
LoanMe Trust SBL 2019-1, 5.2500%, 8/15/30 (144A)	1,371,929	1,342,231
LoanMe Trust SBL 2019-1, 10.0000%, 8/15/30 (144A)Ç	5,800,000	4,988,000
Madison Park Funding Ltd,
ICE LIBOR USD 3 Month + 3.5000%, 4.7190%, 1/15/33 (144A)‡	17,000,000	14,572,400
Magnetite XXII Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 4.8689%, 4/15/31 (144A)‡	3,250,000	3,067,025
Mello Warehouse Securitization Trust 2019-1,
ICE LIBOR USD 1 Month + 2.3500%, 2.5345%, 6/25/52 (144A)‡	9,010,000	8,808,884
Mello Warehouse Securitization Trust 2019-2,
ICE LIBOR USD 1 Month + 2.4000%, 2.5845%, 11/25/52 (144A)‡	8,020,000	7,712,071
MMFL Re-REMIC Trust 2019-1,
ICE LIBOR USD 1 Month + 1.4000%, 1.5845%, 1/28/24 (144A)‡	4,583,185	4,213,020
MRCD 2019-MARK Mortgage Trust, 2.7175%, 12/15/36 (144A)	11,000,000	10,128,506
MRCD 2019-MARK Mortgage Trust, 2.7175%, 12/15/36 (144A)	10,000,000	8,306,018
Multifamily Connecticut Avenue Securities Trust 2019-01,
ICE LIBOR USD 1 Month + 3.2500%, 3.4345%, 10/15/49 (144A)‡	13,756,000	12,416,406
Multifamily Connecticut Avenue Securities Trust 2020-01,
ICE LIBOR USD 1 Month + 3.7500%, 3.9345%, 3/25/50 (144A)‡	7,500,000	6,807,000
Neuberger Berman CLO Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 3.6871%, 1/28/30 (144A)‡	6,000,000	5,386,200
New Residential Mortgage Loan Trust 2019-NQM2,
ICE LIBOR USD 12 Month + 1.7500%, 4.2671%, 4/25/49 (144A)‡	1,828,000	1,859,207
Oasis Securitisation 2020-2A, 4.2624%, 5/15/32 (144A)	3,750,000	3,755,436
OCP CLO Ltd, ICE LIBOR USD 3 Month + 3.0000%, 4.0203%, 4/24/29 (144A)‡	6,000,000	5,433,600
Octagon Investment Partners 40 Ltd,
ICE LIBOR USD 3 Month + 3.8000%, 4.9350%, 4/20/31 (144A)‡	5,000,000	4,642,500
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	6,752,000	6,962,104
Palmer Square Loan Funding 2019-4 Ltd,
ICE LIBOR USD 3 Month + 3.2500%, 4.2703%, 10/24/27 (144A)‡	4,750,000	4,535,775
Palmer Square Loan Funding 2020-2 Ltd,
ICE LIBOR USD 3 Month + 3.0000%, 4.1090%, 4/20/28 (144A)‡,§	7,000,000	6,457,500
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	4,367,000	4,343,849
Perimeter Master Note Business Trust, 4.2300%, 5/15/24 (144A)	5,000,000	4,782,858
Perimeter Master Note Business Trust, 5.2100%, 5/15/24 (144A)	2,250,000	2,117,698
Planet Fitness Master Issuer LLC, 3.8580%, 12/5/49 (144A)	4,151,140	3,556,868
PRIMA Capital Ltd, 4.2500%, 12/25/50 (144A)	8,500,000	7,085,407
Project Silver, 6.9000%, 7/15/44 (144A)§	898,315	328,361
Prosper Marketplace Issuance Trust 2018-2A, 5.5000%, 10/15/24 (144A)	14,024,000	14,145,902

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
PRPM 2019-3 LLC, 4.4580%, 7/25/24 (144A)Ç	$7,335,000	$7,097,244
PRPM 2019-4 LLC, 4.6540%, 11/25/24 (144A)Ç	7,000,000	6,771,493
PRPM 2019-GS1, 4.7500%, 10/25/24 (144A)‡	4,351,807	4,359,229
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	11,332,999	9,269,877
Santander Consumer Auto Receivables Trust 2020-AA, 5.4900%, 4/15/26 (144A)	3,333,000	3,587,026
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	3,583,020	3,533,365
Sequoia Mortgage Trust 2018-8, 0.2908%, 11/25/48 (144A)‡,¤,§	163,005,480	634,988
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	1,568,383	1,556,115
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	4,592,404	4,537,602
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	3,360,000	3,397,479
SoFi Consumer Loan Program 2019-2 Trust, 4.2000%, 4/25/28 (144A)	1,900,000	1,913,497
Sprite 2017-1 Ltd, 6.9000%, 12/15/37 (144A)§	3,423,819	1,278,307
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	23,464,000	23,463,688
Station Place Securitization Trust Series 2020-WL1,
ICE LIBOR USD 1 Month + 2.2500%, 0%, 6/25/51 (144A)‡	10,000,000	10,000,000
Tesla Auto Lease Trust 2019-A, 5.4800%, 5/22/23 (144A)	11,500,000	11,754,523
THL Credit Wind River 2019-2 Clo Ltd, 3.8690%, 1/15/33 (144A)	1,500,000	1,452,900
United Auto Credit Securitization Trust 2019-1, 4.2900%, 8/12/24 (144A)	2,000,000	2,001,916
United Auto Credit Securitization Trust 2020-1, 5.1900%, 2/10/25 (144A)	1,500,000	1,501,031
Upstart Securitization Trust, 4.7830%, 9/20/29 (144A)	13,032,000	11,520,735
Upstart Securitization Trust 2019-3, 5.3810%, 1/21/30 (144A)	5,000,000	4,580,114
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	664,000	670,238
VB-S1 Issuer LLC 2020-1A, 3.0310%, 6/15/50 (144A)	4,931,000	4,984,637
Verus Securitization Trust 2018-INV1,
ICE LIBOR USD 12 Month + 2.7500%, 5.6480%, 3/25/58 (144A)‡	2,600,000	2,623,364
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	4,257,816	3,630,680
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	2,600,000	2,533,326
Westlake Automobile Receivables Trust 2019-1, 5.6700%, 2/17/26 (144A)	2,000,000	1,931,307
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)§	11,271,601	5,698,663
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45 (144A)§	2,421,875	881,938
Z Capital Credit Partners CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 2.4500%, 3.6260%, 1/16/31 (144A)‡	1,250,000	1,227,250
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 2.7360%, 1/16/31 (144A)‡	3,090,000	3,023,874
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 1.6400%, 2.8161%, 7/16/31 (144A)‡	12,750,000	12,496,275
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 2.7000%, 3.8761%, 7/16/31 (144A)‡	4,000,000	3,984,400
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	1,342,319	1,105,661
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $788,742,780)		749,535,880
Bank Loans and Mezzanine Loans – 7.3%
Basic Industry – 0.2%
Al Convoy Luxembourg, ICE LIBOR USD 1 Month + 3.5000%, 5.1534%, 1/18/27ƒ,‡	2,992,538	2,853,750
Rohm Holding GmbH, ICE LIBOR USD 6 Month + 5.0000%, 6.7793%, 7/31/26‡	2,274,541	1,997,798
		4,851,548
Capital Goods – 0.5%
DynCorp International Inc,
ICE LIBOR USD 1 Month + 6.0000%, 7.0000%, 8/18/25‡	8,539,300	8,132,402
Mauser Packaging Solutions Holding Co,
ICE LIBOR USD 3 Month + 3.2500%, 4.5614%, 4/3/24‡	3,953,318	3,539,880
		11,672,282
Communications – 1.1%
Entravision Communications Corp,
ICE LIBOR USD 1 Month + 2.7500%, 2.9283%, 11/29/24‡	1,485,766	1,346,936
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24‡	6,184,565	5,871,502
GCI Holdings LLC, ICE LIBOR USD 1 Month + 2.2500%, 2.4283%, 2/2/22‡	3,610,027	3,452,089
Lions Gate Capital Holdings LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.9283%, 3/22/23‡	6,702,326	6,449,538
T-Mobile USA Inc, ICE LIBOR USD 1 Month + 3.0000%, 3.1783%, 4/1/27‡	4,458,000	4,448,371

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
Traviata BV,
Euro Interbank Offered Rate 3 Month + 5.0000%, 5.0000%, 12/18/26‡	4,500,000	EUR	$4,717,278
Virgin Media SFA Finance Ltd,
ICE LIBOR USD 1 Month + 3.2500%, 3.3441%, 11/15/27‡	550,000	GBP	655,418
			26,941,132
Consumer Cyclical – 2.1%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	$9,683,813		8,461,232
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 7.5000%, 4/23/24‡	4,824,331		2,906,659
CoreCivic Inc, ICE LIBOR USD 1 Month + 4.5000%, 5.5000%, 12/18/24ƒ,‡	4,629,670		4,560,225
Grizzly Finco, ICE LIBOR USD 3 Month + 3.2500%, 4.6834%, 10/1/25‡	2,947,500		2,776,191
Loire Finco Luxembourg,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 4/21/27ƒ,‡	2,660,000	EUR	2,863,501
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.5000%, 3.6783%, 4/21/27‡	11,590,000		11,111,912
Mohegan Gaming & Entertainment,
ICE LIBOR USD 3 Month + 4.1250%, 4.4875%, 10/13/21‡	2,689,488		2,259,170
Spectacle Gary Holdings LLC,
ICE LIBOR USD 1 Month + 11.0000%, 11.0000%, 12/23/25ƒ,‡	232,140		213,569
Spectacle Gary Holdings LLC,
ICE LIBOR USD 3 Month + 9.0000%, 11.0000%, 12/23/25‡	3,203,535		2,947,253
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 7.6783%, 2/4/28‡	5,683,991		5,077,680
Tacala Investment Corp, ICE LIBOR USD 1 Month + 3.5000%, 3.6783%, 2/5/27‡	7,098,147		6,677,364
			49,854,756
Consumer Non-Cyclical – 1.7%
Bellring Brands LLC, ICE LIBOR USD 1 Month + 5.0000%, 6.0000%, 10/21/24‡	5,850,000		5,809,811
Change Healthcare Holdings LLC,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 3/1/24‡	4,191,955		4,017,863
Chobani LLC, ICE LIBOR USD 1 Month + 3.5000%, 4.5000%, 10/10/23‡	5,730,482		5,497,709
CryoLife Inc, ICE LIBOR USD 3 Month + 3.2500%, 4.2500%, 12/2/24‡	3,285,420		3,182,638
FC Compassus LLC, ICE LIBOR USD 3 Month + 5.0000%, 6.0720%, 12/31/26‡	9,849,896		9,357,401
Froneri Lux FinCo SARL,
Euro Interbank Offered Rate 3 Month + 2.6250%, 2.6250%, 1/29/27‡	2,620,000	EUR	2,830,742
Lannett Co Inc, ICE LIBOR USD 1 Month + 5.3750%, 6.3750%, 11/25/22‡	5,944,811		5,915,534
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 4.2500%, 9/3/24‡	2,702,116		2,369,447
			38,981,145
Technology – 1.5%
Camelot Finance SA, ICE LIBOR USD 1 Month + 3.0000%, 3.1783%, 10/30/26ƒ,‡	5,357,247		5,187,137
Cornerstone OnDemand Inc,
ICE LIBOR USD 3 Month + 4.2500%, 5.3476%, 4/22/27‡	7,082,950		6,963,461
Excelitas Technologies , ICE LIBOR USD 3 Month + 7.5000%, 8.9365%, 12/1/25‡	1,350,000		1,276,088
Finastra USA Inc, ICE LIBOR USD 3 Month + 3.5000%, 4.5000%, 6/13/24‡	7,479,753		6,520,998
Helios Software Holdings Inc,
ICE LIBOR USD 3 Month + 4.2500%, 5.3220%, 10/24/25‡	5,770,858		5,551,187
II-VI Inc, ICE LIBOR USD 3 Month + 3.5000%, 3.6073%, 9/24/26‡	5,584,063		5,430,061
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 3.4283%, 10/1/25‡	5,336,529		5,207,118
			36,136,050
Transportation – 0.2%
Hanjin International Corp,
ICE LIBOR USD 1 Month + 2.5000%, 2.6783%, 10/19/20‡	4,805,000		4,348,525
Total Bank Loans and Mezzanine Loans (cost $181,838,643)			172,785,438
Corporate Bonds – 50.4%
Banking – 2.4%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000		5,937,120
Bank of America Corp, ICE LIBOR USD 3 Month + 2.6640%, 4.3000%‡,µ	2,512,000		2,242,714
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate + 4.3580%, 4.7000%‡,µ	2,998,000		3,117,920

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Banking – (continued)
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	$9,973,000		$9,903,189
Citigroup Inc, SOFR + 3.2340%, 4.7000%‡,µ	7,557,000		6,699,658
Discover Financial Services,
US Treasury Yield Curve Rate + 5.7830%, 6.1250%‡,µ	9,628,000		9,875,440
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	3,476,000		3,343,234
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	2,512,000		2,239,699
JPMorgan Chase & Co, SOFR + 2.7450%, 4.0000%‡,µ	1,507,000		1,319,047
SVB Financial Group, 3.1250%, 6/5/30	2,776,000		2,972,732
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.9900%, 5.8750%‡,µ	9,795,000		10,180,629
			57,831,382
Basic Industry – 4.8%
Allegheny Technologies Inc, 7.8750%, 8/15/23	5,636,000		5,769,855
Allegheny Technologies Inc, 5.8750%, 12/1/27	11,983,000		11,112,435
Anglo American Capital PLC, 5.3750%, 4/1/25 (144A)	5,318,000		6,006,385
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	9,128,000		9,125,718
Ashland Services BV, 2.0000%, 1/30/28 (144A)	2,260,000	EUR	2,354,828
Atotech Alpha 2 BV, 8.7500%, 6/1/23 (144A)	9,750,000		9,725,625
Compass Minerals International Inc, 6.7500%, 12/1/27 (144A)	493,000		517,650
CSN Islands XI Corp, 6.7500%, 1/28/28 (144A)	7,343,000		6,259,907
Ecolab Inc, 4.8000%, 3/24/30	726,000		920,440
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	11,509,000		11,046,223
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	4,307,000		4,080,883
Freeport-McMoRan Inc, 3.5500%, 3/1/22	5,752,000		5,752,000
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	3,722,000		3,989,062
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	10,068,000		9,916,980
Infrabuild Australia Pty Ltd, 12.0000%, 10/1/24 (144A)	3,398,000		3,066,695
Novelis Corp, 4.7500%, 1/30/30 (144A)	4,346,000		4,150,430
OCI NV, 5.2500%, 11/1/24 (144A)	2,769,000		2,658,240
PolyOne Corp, 5.7500%, 5/15/25 (144A)	7,137,000		7,342,189
Tronox Inc, 6.5000%, 5/1/25 (144A)	5,092,000		5,117,460
Westlake Chemical Corp, 3.3750%, 6/15/30	5,913,000		6,044,212
			114,957,217
Brokerage – 0.2%
Ameriprise Financial Inc, 3.0000%, 4/2/25	1,700,000		1,845,186
Charles Schwab Corp, US Treasury Yield Curve Rate + 4.9710%, 5.3750%‡,µ	2,255,000		2,409,062
			4,254,248
Capital Goods – 5.5%
Allegion US Holding Co Inc, 3.5500%, 10/1/27	922,000		965,246
ARD Finance SA, 5.0000%, 6/30/27	7,400,000	EUR	7,972,115
ARD Finance SA, 5.0000%, 6/30/27 (144A)	2,000,000	EUR	2,154,626
ARD Finance SA, 6.5000%, 6/30/27 (144A)	3,542,344		3,504,707
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	7,429,000		7,350,624
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	9,068,000		8,901,330
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	2,123,000		2,083,979
Boeing Co, 2.2000%, 10/30/22	2,955,000		2,966,558
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	3,816,000		3,460,234
BWX Technologies Inc, 4.1250%, 6/30/28 (144A)	7,067,000		7,049,332
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	2,790,000	EUR	3,203,446
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	4,543,000		4,932,902
Huntington Ingalls Industries Inc, 4.2000%, 5/1/30 (144A)	3,001,000		3,343,205
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	6,113,000		6,359,415
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	8,928,000		9,486,000
Masonite International Corp, 5.7500%, 9/15/26 (144A)	2,530,000		2,605,900
Masonite International Corp, 5.3750%, 2/1/28 (144A)	1,149,000		1,174,853
Standard Industries Inc/NJ, 2.2500%, 11/21/26 (144A)	8,980,000	EUR	9,475,937
TransDigm Inc, 7.5000%, 3/15/27	4,734,000		4,549,753

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Trivium Packaging Finance BV, 8.5000%, 8/15/27 (144A)	$6,162,000		$6,585,637
Vertical Holdco GmbH, 7.6250%, 7/15/28 (144A)	1,644,000		1,644,000
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	3,658,000		3,658,000
Victoria PLC, 5.2500%, 7/15/24 (144A)	14,115,000	EUR	14,727,868
Vulcan Materials Co, 3.5000%, 6/1/30	4,262,000		4,628,198
Wabtec Corp, 4.9500%, 9/15/28	3,330,000		3,705,184
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	2,721,000		2,777,785
			129,266,834
Communications – 5.1%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,822,000		6,776,702
Altice France Holding SA, 6.0000%, 2/15/28 (144A)	3,750,000		3,541,425
AT&T INC, EURIBOR ICE SWAP Rate + 3.1400%, 2.8750%‡,µ	5,300,000	EUR	5,637,571
Block Communications Inc, 4.8750%, 3/1/28 (144A)	7,120,000		7,033,065
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 4/1/24 (144A)	4,827,000		4,977,844
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	2,536,000		2,627,930
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	11,422,000		11,656,151
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7000%, 4/1/51	4,901,000		4,767,489
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	10,901,000		11,895,716
CSC Holdings LLC, 5.7500%, 1/15/30 (144A)	7,847,000		8,196,113
GCI LLC, 6.8750%, 4/15/25	1,724,000		1,775,720
Globo Comunicacao e Participacoes SA, 4.8750%, 1/22/30 (144A)	1,250,000		1,128,125
Level 3 Financing Inc, 3.4000%, 3/1/27 (144A)	2,667,000		2,814,032
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	5,000,000		5,271,600
Liberty Interactive LLC, 8.5000%, 7/15/29	9,616,000		9,319,154
Omnicom Group Inc, 4.2000%, 6/1/30	6,414,000		7,457,459
RELX Capital Inc, 3.0000%, 5/22/30	2,730,000		2,956,217
Sable International Finance Ltd, 5.7500%, 9/7/27 (144A)	2,955,000		3,007,835
T-Mobile USA Inc, 6.5000%, 1/15/24	2,037,000		2,081,203
T-Mobile USA Inc, 3.5000%, 4/15/25 (144A)	3,202,000		3,490,244
T-Mobile USA Inc, 4.5000%, 4/15/50 (144A)	4,170,000		4,912,052
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	5,911,000		5,771,205
Ziggo BV, 5.1250%, 2/28/30 (144A)	4,548,000		4,512,526
			121,607,378
Consumer Cyclical – 10.7%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	12,002,000		12,023,244
American Axle & Manufacturing Inc, 6.6250%, 10/15/22	2,603,000		2,633,715
Booking Holdings Inc, 4.6250%, 4/13/30	5,126,000		5,994,932
Brink's Co/The, 5.5000%, 7/15/25 (144A)	11,222,000		11,429,944
China SCE Group Holdings Ltd, 8.7500%, 1/15/21	4,000,000		4,040,000
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	5,632,000		5,660,160
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	6,589,000		5,567,705
eG Global Finance PLC, 6.7500%, 2/7/25 (144A)	1,327,000		1,307,095
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	9,134,000		9,179,670
Expedia Group Inc, 6.2500%, 5/1/25 (144A)	3,695,000		3,945,489
Expedia Group Inc, 7.0000%, 5/1/25 (144A)	1,772,000		1,841,910
Ford Motor Co, 8.5000%, 4/21/23	14,293,000		15,114,847
Ford Motor Co, 9.0000%, 4/22/25	6,679,000		7,221,669
Ford Motor Co, 6.3750%, 2/1/29	1,507,000		1,471,284
Ford Motor Co, 7.4500%, 7/16/31	1,256,000		1,321,940
Ford Motor Credit Co LLC, 3.0870%, 1/9/23	2,642,000		2,511,538
Forestar Group Inc, 5.0000%, 3/1/28 (144A)	6,032,000		5,911,360
General Motors Financial Co Inc, 2.9000%, 2/26/25	5,271,000		5,249,982
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	5,229,000		5,166,723
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	5,931,000		5,456,520
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	1,977,000		1,420,969
IHO Verwaltungs GmbH, 3.8750%, 5/15/27 (144A)	8,638,149	EUR	9,510,067
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	5,992,000		6,164,270

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
IRB Holding Corp, 6.7500%, 2/15/26 (144A)	$11,146,000		$10,644,430
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.2500%, 6/1/26 (144A)	12,724,000		13,042,100
New Metro Global Ltd, 6.5000%, 4/23/21	4,000,000		4,010,594
Newco GB SAS, 8.0000%, 12/15/22	3,343,637	EUR	3,352,539
NVR Inc, 3.0000%, 5/15/30	6,819,000		7,125,549
Powerlong Real Estate Holdings Ltd, 5.9500%, 7/19/20	3,200,000		3,197,440
Ross Stores Inc, 4.8000%, 4/15/30	3,710,000		4,445,097
Sands China Ltd, 4.3750%, 6/18/30 (144A)	3,143,000		3,269,726
Scientific Games International Inc, 7.0000%, 5/15/28 (144A)	6,784,000		5,427,200
Seazen Group Ltd, 6.5000%, 9/12/20	3,730,000		3,735,222
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)#	3,839,000		3,431,106
Station Casinos LLC, 4.5000%, 2/15/28 (144A)	8,427,000		7,078,680
Sunac China Holdings Ltd, 8.6250%, 7/27/20	3,300,000		3,308,250
Target Corp, 2.6500%, 9/15/30	1,968,000		2,161,988
TRI Pointe Group Inc, 5.7000%, 6/15/28	9,786,000		9,932,790
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	7,420,000		7,049,000
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	7,645,000		7,998,581
Visa Inc, 2.7000%, 4/15/40	3,094,000		3,314,597
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25	1,102,000		1,113,020
Wendy's International LLC, 7.0000%, 12/15/25	5,841,000		6,030,833
Wyndham Destinations Inc, 4.2500%, 3/1/22	11,817,000		11,612,566
Yum! Brands Inc, 3.8750%, 11/1/20	3,191,000		3,191,000
			254,617,341
Consumer Non-Cyclical – 9.4%
Alcon Finance Corp, 2.6000%, 5/27/30 (144A)	7,500,000		7,708,269
AMN Healthcare Inc, 4.6250%, 10/1/27 (144A)	7,190,000		7,001,262
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	2,124,000		2,193,306
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	3,643,000		3,460,850
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	2,984,000		2,809,406
Bausch Health Cos Inc, 5.2500%, 1/30/30 (144A)	7,104,000		6,739,920
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	3,460,000		3,416,750
CHS/Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	5,541,000		5,208,540
Constellation Brands Inc, 2.8750%, 5/1/30	1,847,000		1,956,555
Dentsply Sirona Inc, 3.2500%, 6/1/30	7,946,000		8,325,005
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)#	8,957,000		8,576,327
Elanco Animal Health Inc, 5.6500%, 8/28/28Ç	8,439,000		9,357,163
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	8,541,000		7,732,851
Hasbro Inc, 3.5500%, 11/19/26	5,048,000		5,334,395
Hasbro Inc, 3.9000%, 11/19/29	8,172,000		8,508,033
HCA Inc, 4.1250%, 6/15/29	5,159,000		5,689,625
HLF Financing Sarl LLC / Herbalife International Inc,
7.8750%, 9/1/25 (144A)	7,457,000		7,699,352
HLF Financing Sarl LLC / Herbalife International Inc,
7.2500%, 8/15/26 (144A)	9,012,000		9,057,060
Ingredion Inc, 2.9000%, 6/1/30	5,518,000		5,873,838
Jaguar Holding Co II / Pharmaceutical Product Development LLC,
5.0000%, 6/15/28 (144A)	5,958,000		6,099,502
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	1,802,000		1,993,487
Keurig Dr Pepper Inc, 3.8000%, 5/1/50	4,115,000		4,694,244
Kraft Heinz Foods Co, 3.8750%, 5/15/27 (144A)	4,613,000		4,819,733
Kraft Heinz Foods Co, 4.2500%, 3/1/31 (144A)	2,682,000		2,843,018
Lamb Weston Holdings Inc, 4.8750%, 5/15/28 (144A)	5,376,000		5,695,926
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	11,141,000		11,141,000
Mylan Inc, 4.5500%, 4/15/28	7,297,000		8,382,213
NBM US Holdings Inc, 6.6250%, 8/6/29 (144A)#	3,138,000		3,184,129
Newell Brands Inc, 4.8750%, 6/1/25	2,642,000		2,766,914

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA, 7.3750%, 6/1/25 (144A)	$5,687,000		$5,779,414
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.2500%, 2/1/28 (144A)	1,773,000		1,802,219
Safeway Inc , 3.9500%, 8/15/20	3,272,000		3,243,370
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	7,711,000		6,959,177
Tenet Healthcare Corp, 6.8750%, 11/15/31	3,354,000		3,001,830
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	5,902,000		5,577,390
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	16,740,000		14,946,811
Upjohn Inc, 3.8500%, 6/22/40 (144A)	7,259,000		7,785,132
Valvoline Inc, 4.3750%, 8/15/25 (144A)	2,572,000		2,584,860
Valvoline Inc, 4.2500%, 2/15/30 (144A)	3,783,000		3,726,255
			223,675,131
Electric – 1.1%
Black Hills Corp, 3.0500%, 10/15/29	4,809,000		5,086,900
Black Hills Corp, 2.5000%, 6/15/30	983,000		1,004,162
CMS Energy Corp, US Treasury Yield Curve Rate + 4.1160%, 4.7500%, 6/1/50‡	5,380,000		5,485,438
DPL Inc, 4.1250%, 7/1/25 (144A)	7,692,000		7,694,154
IPALCO Enterprises Inc, 4.2500%, 5/1/30 (144A)	6,498,000		7,038,665
			26,309,319
Energy – 2.1%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29 (144A)	2,911,000		2,980,724
DCP Midstream Operating LP, 5.6000%, 4/1/44	2,517,000		2,013,600
Energy Transfer Operating LP, 2.9000%, 5/15/25	1,804,000		1,847,246
Energy Transfer Operating LP, 3.7500%, 5/15/30	5,504,000		5,438,745
EQM Midstream Partners LP, 5.5000%, 7/15/28	1,750,000		1,666,875
Exxon Mobil Corp, 3.4520%, 4/15/51	5,304,000		5,885,668
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	6,687,000		6,435,703
NGPL PipeCo LLC, 7.7680%, 12/15/37 (144A)	1,812,000		2,210,998
ONEOK Inc, 3.1000%, 3/15/30	5,174,000		4,949,083
PBF Holding Co LLC / PBF Finance Corp, 9.2500%, 5/15/25 (144A)	4,277,000		4,565,698
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	1,938,000		1,782,960
USA Compression Partners LP / USA Compression Finance Corp, 6.8750%, 9/1/27	9,314,000		8,846,437
			48,623,737
Finance Companies – 0.1%
Springleaf Finance Corp, 6.8750%, 3/15/25	1,362,000		1,397,327
Financial Institutions – 1.1%
Banco La Hipotecaria SA, 4.1250%, 12/15/24 (144A)	5,000,000		5,052,000
CPI Property Group SA, 4.7500%, 3/8/23	5,366,000		5,648,896
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	6,121,573
Vivion Investments Sarl, 3.0000%, 8/8/24	8,800,000	EUR	9,003,552
			25,826,021
Hotels, Restaurants & Leisure – 0.1%
Royal Caribbean Cruises Ltd, 11.5000%, 6/1/25 (144A)	2,983,000		3,109,548
Industrial – 0.4%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		4,979,200
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	3,832,000		3,927,800
			8,907,000
Industrial Conglomerates – 1.0%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	28,937,000		22,718,439
Insurance – 1.4%
Assurant Inc, 3.7000%, 2/22/30	5,362,000		5,389,107
Athene Holding Ltd, 6.1500%, 4/3/30	5,492,000		6,320,194
Brown & Brown Inc, 4.5000%, 3/15/29	3,538,000		3,811,851
Magellan Health Inc, 4.9000%, 9/22/24	5,325,000		5,413,502
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	11,994,000		12,023,985
			32,958,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Machinery – 0.2%
Hillenbrand Inc, 5.7500%, 6/15/25	$2,944,000		$3,047,040
Westinghouse Air Brake Technologies Corp,
ICE LIBOR USD 3 Month + 1.3000%, 1.6134%, 9/15/21‡	1,721,000		1,721,000
			4,768,040
Real Estate Investment Trusts (REITs) – 0.3%
American Homes 4 Rent LP, 4.2500%, 2/15/28	2,350,000		2,512,749
Easy Tactic Ltd, 8.7500%, 1/10/21	3,730,000		3,716,572
Ronshine China Holdings Ltd, 11.5000%, 7/3/20	1,800,000		1,800,326
			8,029,647
Technology – 2.7%
Broadcom Inc, 3.1500%, 11/15/25 (144A)	4,075,000		4,326,448
Broadcom Inc, 4.1500%, 11/15/30 (144A)	6,611,000		7,193,061
CommScope Inc, 8.2500%, 3/1/27 (144A)	3,843,000		3,949,451
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	2,639,000		2,700,003
Dell International LLC / EMC Corp, 5.3000%, 10/1/29 (144A)	5,247,000		5,808,653
DXC Technology Co, 4.0000%, 4/15/23	8,017,000		8,413,995
Entegris Inc, 4.6250%, 2/10/26 (144A)	930,000		943,950
Gartner Inc, 4.5000%, 7/1/28 (144A)	6,054,000		6,124,832
Infor Inc, 1.7500%, 7/15/25 (144A)	3,667,000		3,682,320
Leidos Inc, 2.9500%, 5/15/23 (144A)	1,450,000		1,510,465
Oracle Corp, 3.6000%, 4/1/50	4,065,000		4,581,309
PayPal Holdings Inc, 2.3000%, 6/1/30	2,712,000		2,818,301
Science Applications International Corp, 4.8750%, 4/1/28 (144A)	448,000		446,593
Solera LLC / Solera Finance Inc, 10.5000%, 3/1/24 (144A)	5,407,000		5,515,140
Verisk Analytics Inc, 4.1250%, 3/15/29	5,026,000		5,871,124
			63,885,645
Transportation – 1.8%
Autostrade per l'Italia SpA, 4.3750%, 9/16/25	5,823,000	EUR	7,065,968
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	9,674,000		9,589,352
Southwest Airlines Co, 4.7500%, 5/4/23	4,957,000		5,118,419
Southwest Airlines Co, 5.2500%, 5/4/25	4,548,000		4,797,597
StorCentric Inc, 5.8750%, 2/19/23 (144A)	6,000,000		6,033,526
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	9,063,000		9,285,769
			41,890,631
Total Corporate Bonds (cost $1,193,046,467)			1,194,633,524
Mortgage-Backed Securities – 23.8%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	28,060,659		28,488,146
2.5000%, TBA, 15 Year Maturity	210,177,000		219,642,680
3.0000%, TBA, 15 Year Maturity	2,419,000		2,541,595
3.5000%, TBA, 15 Year Maturity	8,221,000		8,632,132
3.0000%, TBA, 30 Year Maturity	2,866,400		3,011,927
3.5000%, TBA, 30 Year Maturity	25,675,887		26,998,195
4.0000%, TBA, 30 Year Maturity	37,919,153		40,172,688
4.5000%, TBA, 30 Year Maturity	31,395,000		33,727,648
			363,215,011
Fannie Mae Pool:
3.0000%, 10/1/34	365,789		386,536
6.0000%, 2/1/37	1,111		1,335
3.0000%, 9/1/42	2,268,217		2,421,988
3.5000%, 12/1/42	21,308		23,083
3.0000%, 1/1/43	2,725,945		2,910,747
3.0000%, 2/1/43	1,151,434		1,229,494
3.0000%, 2/1/43	84,732		90,460
3.5000%, 2/1/43	48,729		52,701
3.0000%, 3/1/43	2,919,802		3,117,185
3.0000%, 3/1/43	998,509		1,066,010
3.5000%, 4/1/43	302,109		326,738

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.0000%, 5/1/43	$10,733,441	$11,350,378
3.0000%, 5/1/43	823,877	879,572
3.0000%, 5/1/43	3,090	3,299
3.5000%, 11/1/43	237,864	257,682
3.5000%, 4/1/44	18,414	20,309
5.0000%, 7/1/44	12,629	14,094
4.5000%, 10/1/44	6,668	7,593
3.5000%, 2/1/45	64,873	70,162
3.5000%, 2/1/45	64,327	69,571
4.5000%, 3/1/45	10,406	11,849
3.0000%, 7/1/45	4,448,130	4,748,831
3.5000%, 12/1/45	6,584	7,253
4.5000%, 2/1/46	17,754	19,822
3.5000%, 7/1/46	25,451	27,729
3.0000%, 9/1/46	1,926,814	2,057,440
3.0000%, 11/1/46	353,759	372,618
3.5000%, 1/1/47	211,719	233,307
3.0000%, 1/1/47	181,819	191,512
4.0000%, 5/1/47	1,650,976	1,834,577
4.5000%, 5/1/47	3,173	3,524
4.5000%, 5/1/47	2,817	3,099
4.5000%, 5/1/47	2,578	2,824
4.5000%, 5/1/47	2,014	2,206
4.5000%, 5/1/47	1,938	2,152
4.5000%, 5/1/47	1,505	1,655
4.0000%, 6/1/47	2,704	2,882
4.0000%, 6/1/47	1,410	1,502
4.5000%, 6/1/47	9,606	10,359
4.0000%, 7/1/47	2,220	2,366
4.0000%, 7/1/47	2,162	2,305
4.5000%, 7/1/47	7,028	7,579
4.5000%, 7/1/47	4,550	4,907
4.5000%, 7/1/47	4,377	4,720
3.5000%, 8/1/47	7,358	7,764
3.5000%, 8/1/47	6,164	6,599
4.0000%, 8/1/47	4,439	4,731
4.0000%, 8/1/47	2,569	2,738
4.5000%, 8/1/47	6,579	7,094
4.5000%, 8/1/47	714	772
4.5000%, 9/1/47	359,873	388,054
4.5000%, 9/1/47	5,344	5,763
4.5000%, 9/1/47	3,738	4,030
4.0000%, 10/1/47	387,163	417,480
4.0000%, 10/1/47	5,283	5,697
4.0000%, 10/1/47	5,174	5,514
4.0000%, 10/1/47	3,488	3,761
4.0000%, 10/1/47	2,845	3,032
3.5000%, 11/1/47	1,002,811	1,098,746
4.0000%, 11/1/47	2,112	2,251
4.5000%, 11/1/47	4,621	4,983
3.5000%, 12/1/47	216,167	230,760
3.5000%, 12/1/47	4,580	4,857
3.5000%, 1/1/48	7,828	8,357
3.5000%, 1/1/48	7,427	7,944
4.0000%, 1/1/48	185,573	197,776
4.0000%, 1/1/48	27,012	29,176
3.0000%, 2/1/48	69,025	74,359
3.5000%, 3/1/48	4,805,134	5,156,481
3.5000%, 3/1/48	5,145	5,482

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 3/1/48	$10,619	$11,436
4.5000%, 3/1/48	7,170	7,722
4.5000%, 4/1/48	7,916	8,526
3.0000%, 5/1/48	37,295	39,546
4.0000%, 5/1/48	20,236	21,417
4.5000%, 5/1/48	4,846	5,220
4.5000%, 5/1/48	4,480	4,825
4.5000%, 6/1/48	4,936	5,316
3.0000%, 9/1/49	629,719	669,413
2.5000%, 1/1/50	1,355,381	1,423,340
3.0000%, 1/1/50	3,026,926	3,188,978
3.0000%, 2/1/57	7,929,099	8,498,402
3.5000%, 2/1/57	14,485,115	15,857,077
3.0000%, 6/1/57	35,026	37,525
		71,318,899
Freddie Mac Gold Pool:
6.0000%, 4/1/40	26,018	31,344
3.0000%, 6/1/43	1,076,463	1,132,911
4.5000%, 5/1/44	6,354	7,085
3.5000%, 9/1/47	21,597	22,794
3.5000%, 9/1/47	11,199	11,820
3.5000%, 12/1/47	89,242	96,743
4.5000%, 12/1/48	1,372,181	1,498,431
		2,801,128
Freddie Mac Pool:
3.0000%, 5/1/31	2,918,896	3,090,711
3.0000%, 9/1/32	449,131	475,834
3.0000%, 1/1/33	231,874	245,660
3.0000%, 10/1/34	661,431	701,646
3.0000%, 10/1/34	275,383	291,002
3.0000%, 2/1/43	8,073	8,620
3.5000%, 2/1/43	8,890	9,613
3.0000%, 3/1/43	188,409	201,385
3.0000%, 3/1/43	5,577	5,953
3.0000%, 11/1/43	8,649,128	9,235,033
3.5000%, 2/1/44	24,055	26,012
3.5000%, 12/1/44	474,926	513,571
3.0000%, 1/1/45	7,117	7,546
3.5000%, 7/1/46	6,758	7,339
3.0000%, 10/1/46	33,210	35,317
4.0000%, 3/1/47	15,244	16,565
3.5000%, 11/1/47	192,601	205,583
3.5000%, 12/1/47	7,306	7,799
3.5000%, 2/1/48	7,055	7,518
3.5000%, 2/1/48	6,229	6,621
4.0000%, 4/1/48	4,061	4,356
4.5000%, 4/1/49	3,857,368	4,157,687
4.0000%, 5/1/49	10,048,210	10,695,110
4.0000%, 5/1/49	1,035,144	1,095,105
3.5000%, 8/1/49	6,087,136	6,431,767
3.0000%, 10/1/49	911,109	958,890
3.0000%, 10/1/49	492,308	518,126
3.0000%, 10/1/49	168,298	177,495
3.0000%, 10/1/49	137,400	144,909
3.0000%, 11/1/49	1,546,195	1,627,281
3.0000%, 11/1/49	413,031	434,692
3.0000%, 11/1/49	71,868	75,637
3.0000%, 12/1/49	3,310,795	3,484,422
3.0000%, 12/1/49	2,034,273	2,140,955

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
3.0000%, 12/1/49	$826,867	$870,230
2.5000%, 1/1/50	631,789	663,467
3.0000%, 1/1/50	5,596,081	5,901,915
3.0000%, 1/1/50	568,178	599,763
3.0000%, 2/1/50	507,518	535,731
3.0000%, 3/1/50	2,440,559	2,575,689
3.0000%, 3/1/50	2,392,516	2,523,592
		60,716,147
Ginnie Mae:
3.0000%, TBA, 30 Year Maturity	5,205,000	5,500,124
3.5000%, TBA, 30 Year Maturity	43,701,243	46,101,752
4.0000%, TBA, 30 Year Maturity	4,294,000	4,551,211
4.5000%, TBA, 30 Year Maturity	3,093,000	3,301,159
		59,454,246
Ginnie Mae I Pool:
4.5000%, 8/15/46	24,857	27,569
4.0000%, 7/15/47	10,716	11,658
4.0000%, 8/15/47	2,096	2,280
4.0000%, 11/15/47	5,792	6,301
4.0000%, 12/15/47	7,685	8,361
		56,169
Ginnie Mae II Pool:
4.5000%, 2/20/48	407,009	439,122
4.5000%, 5/20/48	16,485	17,727
4.5000%, 5/20/48	4,123	4,433
5.0000%, 4/20/49	5,516,966	5,982,151
		6,443,433
Total Mortgage-Backed Securities (cost $558,982,982)		564,005,033
Common Stocks – 0.2%
Health Care Equipment & Supplies – 0.2%
Boston Scientific Corp* (cost $6,004,534)	157,806	5,540,569
Preferred Stocks – 1.7%
Banks – 0%
Citigroup Capital XIII, 7.1301%, 10/30/40	36,600	969,900
Consumer Finance – 0.4%
Synchrony Financial, 5.6250%µ	470,500	10,054,585
Finance Companies – 0.4%
Castlelake Aircraft Securitization Trust 2018-1, 6/15/43 (144A)	1,000,000	200,000
Prosper Pass-Thru Trust II Series 2019-St1, 7/15/25 (144A)	27,406,764	6,029,488
Upstart Securitization Trust 2019-3, 1/21/30 (144A)	8,250	2,123,067
		8,352,555
Health Care Equipment & Supplies – 0.2%
Becton Dickinson and Co, 6.0000%, 6/1/23	94,450	5,024,740
Industrial – 0.2%
Project Silver, 3/15/44 (144A)§	1,500,000	438,351
START Ireland, 3/15/44 (144A)	1,500,000	525,000
Thunderbolt II Aircraft Lease Ltd, 9/15/38 (144A)	10	621,449
Thunderbolt III Aircraft Lease Ltd, 11/15/39 (144A)	5,000,000	1,850,000
		3,434,800
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate*,¢,§	542	24,086
Student Loan – 0.4%
SoFi Professional Loan Program 2017-E LLC, 11/26/40 (144A)	25,000	885,500
SoFi Professional Loan Program 2017-F LLC, 1/25/41 (144A)	35,000	1,302,175
SoFi Professional Loan Program 2018-C Trust, 1/25/48 (144A)	58,000	1,926,180
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	76,000	1,668,827
SoFi Professional Loan Program 2019-B Trust, 8/17/48 (144A)	70,900	2,078,079

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Student Loan – (continued)
SoFi Professional Loan Program 2020-A Trust, 5/15/46 (144A)	34,000	$1,574,880
		9,435,641
Wireless Telecommunication Services – 0.1%
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23 (144A)§	3,044	3,105,032
Total Preferred Stocks (cost $56,429,662)		40,401,339
Investment Companies – 3.1%
Money Markets – 3.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $73,446,272)	73,438,928	73,446,272
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	1,648,112	1,648,112
Time Deposits – 0%
Royal Bank of Canada, 0.0900%, 7/1/20	$412,028	412,028
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,060,140)		2,060,140
Total Investments (total cost $2,860,551,480) – 118.2%		2,802,408,195
Liabilities, net of Cash, Receivables and Other Assets – (18.2)%		(430,599,465)
Net Assets – 100%		$2,371,808,730

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,362,972,401	84.3%
Cayman Islands	130,203,876	4.7
United Kingdom	48,095,460	1.7
Germany	39,435,414	1.4
Luxembourg	35,806,877	1.3
Canada	24,716,415	0.9
China	23,808,404	0.9
Israel	20,524,201	0.7
Zambia	15,127,106	0.5
Netherlands	13,756,403	0.5
Ireland	12,188,171	0.4
Czech Republic	11,770,469	0.4
Switzerland	11,697,331	0.4
Panama	10,989,120	0.4
Brazil	10,572,161	0.4
Italy	7,065,968	0.3
South Africa	6,006,385	0.2
South Korea	4,348,525	0.2
France	3,352,539	0.1
Macao	3,269,726	0.1
Liberia	3,109,548	0.1
Australia	3,066,695	0.1
Bermuda	525,000	0.0

Total	$2,802,408,195	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$2,147,754	$25,352	$2,848	$73,446,272
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	83,539∆	-	-	1,648,112
Total Affiliated Investments - 3.2%	$2,231,293	$25,352	$2,848	$75,094,384

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 3.1%
Money Markets - 3.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	125,698,916	2,038,013,036	(2,090,293,880)	73,446,272
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	8,954,508	88,061,989	(95,368,385)	1,648,112

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
British Pound	7/15/20	(700)	$878	$11
British Pound	7/15/20	(22,400)	27,609	(144)
Euro	7/15/20	(49,195,300)	53,532,548	(1,751,056)

				(1,751,189)
Barclays Capital, Inc.:
British Pound	7/15/20	(140,600)	173,432	(768)
Euro	7/15/20	(8,462,400)	9,186,753	(322,935)

				(323,703)
BNP Paribas:
Euro	7/15/20	(718,000)	779,454	(27,404)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank, National Association:
British Pound	7/15/20	(19,500)	$24,382	222
British Pound	7/15/20	(175,600)	216,627	(937)
Euro	7/15/20	5,011,000	(5,447,173)	183,977
Euro	7/15/20	219,900	(248,730)	(1,616)

				181,646
HSBC Securities (USA), Inc.:
British Pound	7/15/20	(870,000)	1,072,919	(4,989)
Euro	7/15/20	15,000	(16,286)	571

				(4,418)
JPMorgan Chase Bank, National Association:
British Pound	7/15/20	698,100	(861,171)	3,757
British Pound	7/15/20	1,800	(2,280)	(49)
Euro	7/15/20	(1,734,100)	1,957,752	9,043
Euro	7/15/20	(28,368,100)	30,776,673	(1,102,203)

				(1,089,452)
Total				$(3,014,520)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	638	10/5/20	$140,888,344	$37,671	$9,969
5 Year US Treasury Note	3,391	10/5/20	426,391,760	1,192,150	(105,969)
90 Day Euro	150	9/14/20	37,400,625	557,813	-
US Treasury Long Bond	192	9/30/20	34,284,000	222,147	(90,000)
Total - Futures Purchased				2,009,781	(186,000)
Futures Sold:
Ultra Long Term US Treasury Bond	1,219	9/30/20	(191,973,453)	(1,152,335)	304,750
Total				$857,446	$118,750

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
1.6600% Fixed Rate	ICE LIBOR USD 3 Month	Semiannual	8/23/49	22,000,000	USD	$750	$(4,460,175)	$167,449

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 197,581	$ -	$ 197,581
Variation margin receivable	-	482,168	482,168

Total Asset Derivatives	$ 197,581	$ 482,168	$ 679,749
Liability Derivatives:
Forward foreign currency exchange contracts	$3,212,101	$ -	$3,212,101
Variation margin payable	-	195,969	195,969

Total Liability Derivatives	$3,212,101	$ 195,969	$3,408,070

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 977,610	$12,983,523	$13,961,133
Forward foreign currency exchange contracts	-	4,433,633	-	4,433,633
Swap contracts	(6,697,832)		140,663	(6,557,169)

Total	$(6,697,832)	$ 5,411,243	$13,124,186	$11,837,597

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (332,813)	$ (1,783,362)	$ (2,116,175)
Forward foreign currency exchange contracts	-	(3,017,174)	-	(3,017,174)
Swap contracts	320,267	-	(4,460,175)	(4,139,908)

Total	$ 320,267	$(3,349,987)	$ (6,243,537)	$ (9,273,257)

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Schedule of Investments

June 30, 2020

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value(a)
Credit default swaps, sell protection	$ (183,650)
Credit default swaps, buy protection	(1,468,239)
Forward foreign currency exchange contracts, purchased	3,679,765
Forward foreign currency exchange contracts, sold	81,271,858
Futures contracts, purchased	416,464,089
Futures contracts, sold	81,454,011
Interest rate swaps, pay fixed rate/receive floating rate	(1,272,507)

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $1,353,556,220, which represents 57.1% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted Securities (as of June 30, 2020)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23	6/24/20	$3,044,000	$3,105,032	0.1%
Aaset 2019-2 Trust, 6.4130%, 10/16/39	10/7/19	4,723,735	1,759,867	0.1
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43	9/14/18-7/31/19	3,845,464	1,437,558	0.1
Palmer Square Loan Funding 2020-2 Ltd, ICE LIBOR USD 3 Month + 3.0000%, 4.1090%, 4/20/28	3/3/20	7,000,000	6,457,500	0.3
Project Silver, 3/15/44	6/27/19	1,500,000	438,351	0.0
Project Silver, 6.9000%, 7/15/44	6/27/19	898,314	328,361	0.0
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	24,086	0.0
Sequoia Mortgage Trust 2018-8, 0.2908%, 11/25/48	10/11/18	2,474,665	634,988	0.0
Sprite 2017-1 Ltd, 6.9000%, 12/15/37	11/17/17-4/3/19	3,385,171	1,278,307	0.1
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45	2/18/20-2/21/20	11,303,040	5,698,663	0.2
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45	2/18/20	2,421,855	881,938	0.0
Total		$40,606,634	$22,044,651	0.9%

The Fund has registration rights for certain restricted securities held as of June 30, 2020. The issuer incurs all registration costs.

26	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$749,535,880	$-
Bank Loans and Mezzanine Loans	-	172,785,438	-
Corporate Bonds	-	1,194,633,524	-
Mortgage-Backed Securities	-	564,005,033	-
Common Stocks	5,540,569	-	-
Preferred Stocks	-	40,377,253	24,086
Investment Companies	-	73,446,272	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,060,140	-
Total Investments in Securities	$5,540,569	$2,796,843,540	$24,086
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	197,581	-
Variation Margin Receivable	314,719	167,449	-
Total Assets	$5,855,288	$2,797,208,570	$24,086
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$3,212,101	$-
Variation Margin Payable	195,969	-	-
Total Liabilities	$195,969	$3,212,101	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$2,727,313,811
Affiliated investments, at value(3)	75,094,384
Cash	4,914,977
Deposits with brokers for centrally cleared derivatives	4,180,000
Deposits with brokers for futures	8,490,000
Forward foreign currency exchange contracts	197,581
Cash denominated in foreign currency(4)	2,988,457
Closed foreign currency contracts	256,525
Variation margin receivable	482,168
Non-interested Trustees' deferred compensation	48,635
Receivables:
Investments sold	46,731,390
Interest	20,375,900
Fund shares sold	4,554,530
Dividends from affiliates	11,818
Other assets	746,205
Total Assets	2,896,386,381
Liabilities:
Collateral for securities loaned (Note 3)	2,060,140
Forward foreign currency exchange contracts	3,212,101
Closed foreign currency contracts	26,555
Variation margin payable	195,969
Payables:	—
Investments purchased	507,454,033
Fund shares repurchased	9,545,563
Advisory fees	1,082,967
Transfer agent fees and expenses	340,000
Dividends	159,860
12b-1 Distribution and shareholder servicing fees	61,697
Professional fees	48,807
Non-interested Trustees' deferred compensation fees	48,635
Non-interested Trustees' fees and expenses	10,780
Custodian fees	9,510
Affiliated fund administration fees payable	4,849
Accrued expenses and other payables	316,185
Total Liabilities	524,577,651
Net Assets	$2,371,808,730

See Notes to Financial Statements.

28	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,477,106,563
Total distributable earnings (loss)	(105,297,833)
Total Net Assets	$2,371,808,730
Net Assets - Class A Shares	$49,167,601
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,192,834
Net Asset Value Per Share(5)	$9.47
Maximum Offering Price Per Share(6)	$9.94
Net Assets - Class C Shares	$63,573,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,712,176
Net Asset Value Per Share(5)	$9.47
Net Assets - Class D Shares	$78,091,381
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,244,093
Net Asset Value Per Share	$9.47
Net Assets - Class I Shares	$1,805,985,332
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	190,709,851
Net Asset Value Per Share	$9.47
Net Assets - Class N Shares	$88,091,869
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,307,111
Net Asset Value Per Share	$9.47
Net Assets - Class S Shares	$987,145
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,297
Net Asset Value Per Share	$9.46
Net Assets - Class T Shares	$285,911,615
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,201,061
Net Asset Value Per Share	$9.47

(1) Includes cost of $2,785,457,096.

(2) Includes $2,019,165 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $75,094,384.

(4) Includes cost of $2,988,457.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$89,990,118
Dividends	8,807,339
Dividends from affiliates	2,147,754
Affiliated securities lending income, net	83,539
Unaffiliated securities lending income, net	1,229
Other income	638,391
Total Investment Income	101,668,370
Expenses:
Advisory fees	11,113,013
12b-1 Distribution and shareholder servicing fees:
Class A Shares	100,440
Class C Shares	508,519
Class S Shares	1,428
Transfer agent administrative fees and expenses:
Class D Shares	94,497
Class S Shares	1,940
Class T Shares	627,837
Transfer agent networking and omnibus fees:
Class A Shares	18,580
Class C Shares	40,616
Class I Shares	1,370,339
Other transfer agent fees and expenses:
Class A Shares	3,114
Class C Shares	3,615
Class D Shares	11,964
Class I Shares	67,160
Class N Shares	562
Class S Shares	25
Class T Shares	2,939
Registration fees	376,950
Shareholder reports expense	157,809
Professional fees	116,077
Custodian fees	76,581
Affiliated fund administration fees	49,605
Non-interested Trustees’ fees and expenses	44,453
Other expenses	229,512
Total Expenses	15,017,575
Less: Excess Expense Reimbursement and Waivers	(12,651)
Net Expenses	15,004,924
Net Investment Income/(Loss)	86,663,446

See Notes to Financial Statements.

30	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(44,890,483)
Investments in affiliates	25,352
Forward foreign currency exchange contracts	4,433,633
Futures contracts	13,961,133
Swap contracts	(6,557,169)
Total Net Realized Gain/(Loss) on Investments	(33,027,534)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(73,318,431)
Investments in affiliates	2,848
Forward foreign currency exchange contracts	(3,017,174)
Futures contracts	(2,116,175)
Swap contracts	(4,139,908)
Total Change in Unrealized Net Appreciation/Depreciation	(82,588,840)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(28,952,928)

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$86,663,446	$30,105,873
Net realized gain/(loss) on investments	(33,027,534)	6,625,266
Change in unrealized net appreciation/depreciation	(82,588,840)	20,802,561
Net Increase/(Decrease) in Net Assets Resulting from Operations	(28,952,928)	57,533,700
Dividends and Distributions to Shareholders:
Class A Shares	(999,403)	(673,770)
Class C Shares	(1,312,676)	(792,593)
Class D Shares	(3,036,623)	(2,014,957)
Class I Shares	(80,480,498)	(22,800,521)
Class N Shares	(16,054)	(190,691)
Class S Shares	960,986	(41,853)
Class T Shares	(11,936,872)	(4,854,256)
Total Dividends and Distributions to Shareholders	(96,821,140)	(31,368,641)
Return of Capital Dividends and Distributions
Class A Shares	(1,034,132)	—
Class C Shares	(862,433)	—
Class D Shares	(1,069,915)	—
Class I Shares	(1,082,132)	—
Class N Shares	(1,100,152)	—
Class S Shares	(999,130)	—
Class T Shares	(1,048,448)	—
Total Return of Capital Dividends and Distributions	(7,196,342)	—
Net Decrease from Dividends and Distributions to Shareholders	(104,017,482)	(31,368,641)
Capital Share Transactions:
Class A Shares	31,441,343	4,218,600
Class C Shares	36,487,307	11,613,501
Class D Shares	25,913,391	24,912,723
Class I Shares	994,040,337	692,166,239
Class N Shares	81,717,657	3,940,530
Class S Shares	357,557	(578,859)
Class T Shares	160,582,256	70,704,145
Net Increase/(Decrease) from Capital Share Transactions	1,330,539,848	806,976,879
Net Increase/(Decrease) in Net Assets	1,197,569,438	833,141,938
Net Assets:
Beginning of period	1,174,239,292	341,097,354
End of period	$2,371,808,730	$1,174,239,292

See Notes to Financial Statements.

32	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.89	$9.66	$9.83	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.42	0.40	0.45	0.39
Net realized and unrealized gain/(loss)	(0.34)	0.25	(0.08)	0.19	(0.09)
Total from Investment Operations	0.06	0.67	0.32	0.64	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.44)	(0.43)	(0.51)	(0.41)
Distributions (from capital gains)	(0.05)	—	(0.06)	(0.02)	—
Return of capital	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.48)	(0.44)	(0.49)	(0.53)	(0.42)
Net Asset Value, End of Period	$9.47	$9.89	$9.66	$9.83	$9.72
Total Return*	0.61%	7.11%	3.20%	6.78%	3.14%
Net Assets, End of Period (in thousands)	$49,168	$20,276	$15,697	$8,412	$10,240
Average Net Assets for the Period (in thousands)	$40,103	$14,907	$13,616	$10,263	$5,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	1.05%	1.11%	1.20%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.00%	0.99%	0.96%	1.00%
Ratio of Net Investment Income/(Loss)	4.19%	4.35%	4.16%	4.60%	4.12%
Portfolio Turnover Rate	188%(2)	142%(2)	194%(2)	139%	76%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.89	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.35	0.33	0.38	0.33
Net realized and unrealized gain/(loss)	(0.35)	0.23	(0.09)	0.20	(0.10)
Total from Investment Operations	(0.02)	0.58	0.24	0.58	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.36)	(0.35)	(0.44)	(0.34)
Distributions (from capital gains)	(0.05)	—	(0.06)	(0.02)	—
Return of capital	(0.02)	—	—	—	(0.01)
Total Dividends and Distributions	(0.40)	(0.36)	(0.41)	(0.46)	(0.35)
Net Asset Value, End of Period	$9.47	$9.89	$9.67	$9.84	$9.72
Total Return*	(0.18)%	6.20%	2.40%	6.11%	2.46%
Net Assets, End of Period (in thousands)	$63,574	$30,350	$18,101	$5,056	$3,844
Average Net Assets for the Period (in thousands)	$50,662	$20,980	$12,273	$4,598	$2,921
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.79%	1.90%	1.94%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.76%	1.79%	1.69%	1.69%
Ratio of Net Investment Income/(Loss)	3.43%	3.60%	3.40%	3.93%	3.46%
Portfolio Turnover Rate	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.89	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.44	0.43	0.48	0.42
Net realized and unrealized gain/(loss)	(0.35)	0.23	(0.10)	0.19	(0.10)
Total from Investment Operations	0.07	0.67	0.33	0.67	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.45)	(0.44)	(0.53)	(0.43)
Distributions (from capital gains)	(0.05)	—	(0.06)	(0.02)	—
Return of capital	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.49)	(0.45)	(0.50)	(0.55)	(0.44)
Net Asset Value, End of Period	$9.47	$9.89	$9.67	$9.84	$9.72
Total Return*	0.77%	7.18%	3.36%	7.06%	3.34%
Net Assets, End of Period (in thousands)	$78,091	$57,522	$31,328	$24,575	$11,396
Average Net Assets for the Period (in thousands)	$79,433	$42,770	$28,932	$16,919	$8,733
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.88%	0.98%	1.07%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.84%	0.84%	0.80%	0.81%
Ratio of Net Investment Income/(Loss)	4.30%	4.54%	4.36%	4.89%	4.34%
Portfolio Turnover Rate	188%(2)	142%(2)	194%(2)	139%	76%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.88	$9.66	$9.83	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.44	0.43	0.49	0.41
Net realized and unrealized gain/(loss)	(0.34)	0.24	(0.09)	0.18	(0.08)
Total from Investment Operations	0.09	0.68	0.34	0.67	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.46)	(0.45)	(0.54)	(0.44)
Distributions (from capital gains)	(0.05)	—	(0.06)	(0.02)	—
Return of capital	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.50)	(0.46)	(0.51)	(0.56)	(0.45)
Net Asset Value, End of Period	$9.47	$9.88	$9.66	$9.83	$9.72
Total Return*	0.93%	7.25%	3.46%	7.06%	3.48%
Net Assets, End of Period (in thousands)	$1,805,985	$909,014	$196,433	$63,716	$29,216
Average Net Assets for the Period (in thousands)	$1,542,112	$476,391	$110,623	$38,892	$6,816
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.80%	0.87%	0.94%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.78%	0.76%	0.69%	0.68%
Ratio of Net Investment Income/(Loss)	4.42%	4.59%	4.45%	5.00%	4.40%
Portfolio Turnover Rate	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.89	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.44	0.45	0.44	0.48	0.43
Net realized and unrealized gain/(loss)	(0.36)	0.24	(0.09)	0.20	(0.10)
Total from Investment Operations	0.08	0.69	0.35	0.68	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.47)	(0.46)	(0.54)	(0.44)
Distributions (from capital gains)	(0.05)	—	(0.06)	(0.02)	—
Return of capital	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.50)	(0.47)	(0.52)	(0.56)	(0.45)
Net Asset Value, End of Period	$9.47	$9.89	$9.67	$9.84	$9.72
Total Return*	0.90%	7.32%	3.51%	7.21%	3.49%
Net Assets, End of Period (in thousands)	$88,092	$6,763	$2,696	$1,553	$2,694
Average Net Assets for the Period (in thousands)	$20,729	$3,933	$2,017	$2,474	$2,336
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.80%	0.84%	0.90%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.71%	0.69%	0.65%	0.67%
Ratio of Net Investment Income/(Loss)	4.68%	4.67%	4.50%	4.90%	4.48%
Portfolio Turnover Rate	188%(2)	142%(2)	194%(2)	139%	76%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.91	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.39	0.43	0.40	0.44	0.41
Net realized and unrealized gain/(loss)	(0.37)	0.27	(0.09)	0.21	(0.10)
Total from Investment Operations	0.02	0.70	0.31	0.65	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.46)	(0.42)	(0.51)	(0.42)
Distributions (from capital gains)	(0.05)	—	(0.06)	(0.02)	—
Return of capital	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.47)	(0.46)	(0.48)	(0.53)	(0.43)
Net Asset Value, End of Period	$9.46	$9.91	$9.67	$9.84	$9.72
Total Return*	0.19%	7.51%	3.12%	6.82%	3.26%
Net Assets, End of Period (in thousands)	$987	$652	$1,228	$1,115	$1,909
Average Net Assets for the Period (in thousands)	$775	$908	$1,181	$1,703	$1,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.36%	1.37%	1.40%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.89%	1.07%	1.02%	0.90%
Ratio of Net Investment Income/(Loss)	4.05%	4.47%	4.13%	4.51%	4.26%
Portfolio Turnover Rate	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.89	$9.66	$9.83	$9.71	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.42	0.41	0.47	0.40
Net realized and unrealized gain/(loss)	(0.35)	0.25	(0.09)	0.19	(0.10)
Total from Investment Operations	0.06	0.67	0.32	0.66	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.44)	(0.43)	(0.52)	(0.42)
Distributions (from capital gains)	(0.05)	—	(0.06)	(0.02)	—
Return of capital	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.48)	(0.44)	(0.49)	(0.54)	(0.43)
Net Asset Value, End of Period	$9.47	$9.89	$9.66	$9.83	$9.71
Total Return*	0.67%	7.17%	3.26%	6.97%	3.21%
Net Assets, End of Period (in thousands)	$285,912	$149,662	$75,614	$17,117	$6,676
Average Net Assets for the Period (in thousands)	$250,371	$105,637	$47,107	$10,244	$10,779
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.98%	1.06%	1.15%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.95%	0.94%	0.88%	0.88%
Ratio of Net Investment Income/(Loss)	4.27%	4.42%	4.26%	4.84%	4.24%
Portfolio Turnover Rate	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	JUNE 30, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of June 30, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

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Notes to Financial Statements

shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

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Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio

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Notes to Financial Statements

because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the year, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

There were no credit default swaps held at June 30, 2020.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021.

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Notes to Financial Statements

However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are

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Notes to Financial Statements

senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange

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Notes to Financial Statements

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$11	$(11)	$—	$—
Citibank, National Association	184,199	(2,553)	—	181,646
HSBC Securities (USA), Inc.	571	(571)	—	—
JPMorgan Chase Bank, National Association	2,031,965	(1,102,252)	(929,713)	—

Total	$2,216,746	$(1,105,387)	$(929,713)	$181,646
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$1,751,200	$(11)	$—	$1,751,189
Barclays Capital, Inc.	323,703	—	—	323,703
BNP Paribas	27,404	—	—	27,404
Citibank, National Association	2,553	(2,553)	—	—
HSBC Securities (USA), Inc.	4,989	(571)	—	4,418
JPMorgan Chase Bank, National Association	1,102,252	(1,102,252)	—	—

Total	$3,212,101	$(1,105,387)	$—	$2,106,714
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other

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Notes to Financial Statements

collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Notes to Financial Statements

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,019,165. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $2,060,140, resulting in the net amount due to the counterparty of $40,975.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

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Notes to Financial Statements

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.56% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

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Notes to Financial Statements

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $39,949.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class A Shares paid CDSCs of $16,315 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $20,272.

Janus Investment Fund	53

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	56	2
Class S Shares	31	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $8,372,633 in purchases and $26,565,591 in sales, resulting in a net realized gain of $616,934. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ -	$ (769,326)	$(41,779,996)	$(4,820,938)	$(57,927,573)

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Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,860,335,768	$46,443,640	$(104,371,213)	$ (57,927,573)

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (2,156,324)	$ -	$ (4,460,175)	$ (4,460,175)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 95,439,884	$ 1,381,256	$ 7,196,342	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,368,641	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (1,670,143)	$ 1,670,143

Janus Investment Fund	55

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,881,189	$ 57,450,937	1,986,675	$ 19,220,213
Reinvested dividends and distributions	209,277	2,021,058	68,890	665,187
Shares repurchased	(2,947,628)	(28,030,652)	(1,629,676)	(15,666,800)
Net Increase/(Decrease)	3,142,838	$ 31,441,343	425,889	$ 4,218,600
Class C Shares:
Shares sold	4,365,941	$ 43,265,490	1,760,510	$ 17,043,622
Reinvested dividends and distributions	225,063	2,173,190	82,010	792,484
Shares repurchased	(947,008)	(8,951,373)	(646,648)	(6,222,605)
Net Increase/(Decrease)	3,643,996	$ 36,487,307	1,195,872	$ 11,613,501
Class D Shares:
Shares sold	7,208,284	$ 71,298,516	4,025,140	$ 38,832,291
Reinvested dividends and distributions	395,677	3,842,696	193,433	1,868,654
Shares repurchased	(5,173,565)	(49,227,821)	(1,645,213)	(15,788,222)
Net Increase/(Decrease)	2,430,396	$ 25,913,391	2,573,360	$ 24,912,723
Class I Shares:
Shares sold	187,809,930	$1,829,611,768	82,857,867	$799,922,151
Reinvested dividends and distributions	8,339,724	80,491,780	2,292,550	22,190,792
Shares repurchased	(97,412,421)	(916,063,211)	(13,502,521)	(129,946,704)
Net Increase/(Decrease)	98,737,233	$ 994,040,337	71,647,896	$692,166,239
Class N Shares:
Shares sold	9,516,447	$ 90,188,205	442,294	$ 4,297,185
Reinvested dividends and distributions	112,075	1,072,909	19,732	190,691
Shares repurchased	(1,005,455)	(9,543,457)	(56,950)	(547,346)
Net Increase/(Decrease)	8,623,067	$ 81,717,657	405,076	$ 3,940,530
Class S Shares:
Shares sold	51,267	$ 482,838	21,583	$ 209,325
Reinvested dividends and distributions	3,938	38,144	4,346	41,853
Shares repurchased	(16,712)	(163,425)	(87,123)	(830,037)
Net Increase/(Decrease)	38,493	$ 357,557	(61,194)	$ (578,859)
Class T Shares:
Shares sold	39,030,110	$ 383,384,900	12,834,186	$123,753,776
Reinvested dividends and distributions	1,339,500	12,948,643	502,129	4,851,543
Shares repurchased	(25,304,452)	(235,751,287)	(6,025,520)	(57,901,174)
Net Increase/(Decrease)	15,065,158	$ 160,582,256	7,310,795	$ 70,704,145

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,614,415,920	$3,270,758,756	$ 272,629,224	$ 266,743,603

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	57

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Multi-Sector Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Multi-Sector Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	59

Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Multi-Sector Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$1,381,256
Return of Capital Distributions	$7,196,342

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Head of U.S. Securitized Products of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Co-Head of Global Credit Research of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Multi-Sector Income Fund	2/14-Present	Portfolio Manager for other Janus Henderson accounts.

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson Multi-Sector Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93028 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Short-Term Bond Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short-Term Bond Fund

Janus Henderson Short-Term Bond Fund (unaudited)

FUND SNAPSHOT This dynamic, short duration bond fund seeks risk-adjusted returns and capital preservation. Our approach leverages a bottom-up, fundamentally driven investment process.	Seth Meyer co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2020, Janus Henderson Short-Term Bond Fund’s Class I Shares returned 3.42% compared with 4.20% for the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

In the first half of the period, fixed income markets broadly became more confident of a soft landing for the U.S. economy as the Federal Reserve (Fed) lowered policy rates three times in the latter half of 2019. Generally better-than-expected earnings reports and progress in U.S.-China trade relations also contributed to corporate credit spreads (yields over Treasuries) tightening toward the lowest levels of the current credit cycle. However, in early 2020, the exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty as governments around the world restricted travel and social activity to help contain the virus. Risk markets faced a sell-off of historic proportions. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks.

Across the globe, central bank and government stimulus action was swift and aggressive. The Fed cut policy rates to zero and introduced numerous programs to support bond market liquidity while Congress approved trillions of dollars in crisis support to consumers and businesses. These actions supported financial markets and corporations and contributed to a rapid improvement in liquidity conditions. The staggering levels of monetary and fiscal stimulus, coupled with optimism on reopening the U.S. economy, bolstered investor confidence later in the period, although volatility remained high.

Over the year, rates fell across the yield curve, with the 2-year Treasury yield collapsing to 0.16% as the Fed cut rates, down from 1.75% a year ago. Corporate and securitized credit were volatile, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically intra-period. Fed support helped credit retrace most of its losses. Investment-grade corporate bonds ultimately generated positive returns, while their high-yield counterparts were roughly flat.

PERFORMANCE DISCUSSION

Early in the period, we maintained a positive outlook on credit markets, believing they would be supported by the more accommodative Fed, a healthy consumer and favorable financial conditions. But entering 2020, we were mindful of rich valuations across credit products and focused on diversifying risk factors at the sector, industry and company levels. As COVID-19 and the attempts to contain its spread took a toll on the outlook for corporations and the consumer, many fixed income investors looking to reduce their exposure focused sales in shorter-term bonds because these securities tend to be more liquid. This caused shorter-term bonds to perform poorly on a risk-adjusted basis (and, in our view, more poorly than justified by their underlying fundamentals) in the first half of the period. We sought to leverage this opportunity and began adding, at first, to bonds of higher-quality corporate issuers we expect to perform well in a recession. As the Fed’s level of commitment to supporting credit markets solidified, economies began to reopen and progress was made in COVID-19 treatments, we reduced allocations to some of our more defensive names and positioned opportunistically across sectors – in some cases investing in those that are cyclical in nature or driven by consumer demand. We remained focused on companies that, in our view, could still withstand elevated economic uncertainty. We shifted overweight duration (a measure of interest rate risk) in the latter part of the period, given its ability to act as a hedge against our credit market exposure.

Janus Investment Fund	1

Janus Henderson Short-Term Bond Fund (unaudited)

Asset allocation decisions weighed on relative results over the period. In particular, the Fund’s out-of-index allocations to high-yield corporate bonds and asset-backed securities (ABS) held back returns given those asset classes broadly underperformed the benchmark constituents. Further, much of our ABS exposure was tied to the strength of the consumer, and a position in Dine Brands Global detracted as some of its restaurant franchises closed amid the economic shutdowns. An overweight allocation in midstream energy also weighed on performance amid highly volatile oil prices. A position in Western Midstream was among the top single-name detractors as its credit ratings were downgraded, reflecting reduced profitability and cash flows.

Security selection overall contributed to relative performance, particularly in the aerospace and defense and technology sectors. A position in semiconductor manufacturer Broadcom performed well, aided by the company’s commitment to repair its balance sheet and pay down debt. Boeing also contributed to relative results. Bonds of the airplane manufacturer performed well after an attractive new issue was launched in March to meet its liquidity needs.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return or manage duration. During the period, the Fund used interest rate futures to efficiently express our view on the U.S. Treasury market, a decision that aided relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe the continued support from both the Fed and fiscal authorities will benefit consumers, corporations and market conditions. With this support, we expect the U.S. economy to bounce back substantially from lockdown levels over the next few quarters but know it will take years before the economy fully recovers. The restoration of liquidity in the credit markets, including high yield, has been quicker than usual given the Fed’s historic interventions, but liquidity too will take time to fully normalize.

While there has been a rapid deterioration in corporate fundamentals, we believe we are entering a new phase of the credit cycle where balance sheet repair will be a top priority for management teams and ultimately lead to lower credit risk premiums. We expect corporate bonds and structured securities, including asset-backed securities and commercial mortgage-backed securities, to remain in demand, driven by the additional yield available over very low policy rates – which will likely persist for the foreseeable future – and thus more attractive hedging costs for non-U.S. investors.

For now, we favor investment-grade over high-yield companies but remain focused on valuations and diligent in identifying attractive risk-adjusted opportunities across the ratings spectrum. Similarly, we are seeking higher-quality securitized structures that in our view can withstand a slower economy. The Fed’s aggressive actions should also support the liquidity and underlying fundamental performance of these securities. Across fixed income sectors, we continue to favor securities we believe can withstand the elevated economic uncertainty.

Although market sentiment has improved markedly, valuations ended the period closer to longer-term averages and thus still have room to tighten before reaching pre-COVID-19 levels. In our view, this creates an opportunity for attractive returns in fixed income in the year ahead. But we do not expect volatility to fade. COVID-19 and its economic impact remain the most pressing concern, and other risks to market sentiment are also on our radar: a resumption of trade tensions with China and the upcoming U.S. elections to name two. As we navigate these uncertainties, we will continue to adhere to our bottom-up, research-driven investment process with a focus on taking the right amount of risk throughout the cycle.

Thank you for your investment in Janus Henderson Short-Term Bond Fund.

2	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund (unaudited)

Fund At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	1.16%	1.22%
Class A Shares MOP	1.13%	1.19%
Class C Shares**	0.38%	0.45%
Class D Shares	1.32%	1.39%
Class I Shares	1.35%	1.41%
Class N Shares	1.45%	1.53%
Class S Shares	0.62%	1.03%
Class T Shares	1.23%	1.28%
Weighted Average Maturity		2.6 Years
Average Effective Duration***		2.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.0%
AA	17.2%
A	12.7%
BBB	37.5%
BB	9.6%
B	1.3%
Not Rated	16.9%
Other	0.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	56.6%
Asset-Backed/Commercial Mortgage-Backed Securities	24.3%
United States Treasury Notes/Bonds	15.4%
Investment Companies	5.7%
Bank Loans and Mezzanine Loans	2.2%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Other	(4.2)%
100.0%

Janus Investment Fund	3

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	3.57%	1.84%	1.79%	3.48%	0.85%	0.75%
Class A Shares at MOP	0.90%	1.32%	1.53%	3.30%
Class C Shares at NAV	2.84%	1.10%	1.04%	2.78%	1.63%	1.52%
Class C Shares at CDSC	1.84%	1.10%	1.04%	2.78%
Class D Shares(1)	3.74%	2.01%	1.94%	3.81%	0.70%	0.58%
Class I Shares	3.42%	2.00%	1.99%	3.70%	0.65%	0.54%
Class N Shares	3.89%	2.08%	2.00%	3.83%	0.55%	0.44%
Class S Shares	3.39%	1.69%	1.62%	3.30%	1.27%	0.94%
Class T Shares	3.63%	1.90%	1.83%	3.77%	0.80%	0.69%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.20%	2.11%	1.63%	3.82%**
Morningstar Quartile - Class T Shares	2nd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	248/575	351/508	255/404	69/149

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

4	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective February 1, 2020, Michael Keough, Seth Meyer and Greg Wilensky are Co-Portfolio Managers of the Fund

*The Fund’s inception date – September 1, 1992

** The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$1,024.20	$3.72	$1,000.00	$1,021.18	$3.72	0.74%
Class C Shares	$1,000.00	$1,020.50	$7.49	$1,000.00	$1,017.45	$7.47	1.49%
Class D Shares	$1,000.00	$1,025.00	$2.92	$1,000.00	$1,021.98	$2.92	0.58%
Class I Shares	$1,000.00	$1,021.80	$2.82	$1,000.00	$1,022.08	$2.82	0.56%
Class N Shares	$1,000.00	$1,025.70	$2.17	$1,000.00	$1,022.73	$2.16	0.43%
Class S Shares	$1,000.00	$1,023.30	$4.63	$1,000.00	$1,020.29	$4.62	0.92%
Class T Shares	$1,000.00	$1,024.50	$3.42	$1,000.00	$1,021.48	$3.42	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 24.3%
American Credit Acceptance Receivables Trust 2020-2,
1.6500%, 12/13/23 (144A)	$2,114,505	$2,125,279
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	1,069,560	1,081,262
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	1,033,387	1,046,329
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	7,170,000	6,293,216
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0348%, 8/15/36 (144A)‡	874,000	834,090
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.1048%, 10/15/36 (144A)‡	3,782,431	3,749,829
Cazenovia Creek Funding II LLC, 3.5607%, 7/15/30 (144A)	6,248,415	6,192,943
Chesapeake Funding II LLC, 2.7100%, 9/15/31 (144A)	2,858,000	2,814,673
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.7345%, 7/25/29‡	1,559,204	1,584,715
Connecticut Avenue Securities Trust 2018-C05,
ICE LIBOR USD 1 Month + 2.3500%, 2.5345%, 1/25/31‡	576,391	564,036
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4845%, 8/25/31 (144A)‡	794,205	782,497
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.3345%, 9/25/31 (144A)‡	506,462	499,293
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 7/25/39 (144A)‡	326,463	319,280
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 10/25/39 (144A)‡	255,950	248,089
Connecticut Avenue Securities Trust 2020-R01,
ICE LIBOR USD 1 Month + 0.8000%, 0.9845%, 1/25/40 (144A)‡	3,651,009	3,628,284
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 0.7500%, 0.9345%, 1/25/40 (144A)‡	3,542,811	3,507,527
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 1/25/40 (144A)‡	3,019,742	2,851,800
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.1148%, 11/15/36 (144A)‡	654,369	626,314
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.1648%, 5/15/36 (144A)‡	8,366,000	8,288,157
DBJPM 16-C3 Mortgage Trust, 1.5020%, 8/10/49	1,008,724	1,007,037
Dell Equipment Finance Trust 2020-1, 2.2600%, 6/22/22 (144A)	3,787,000	3,850,330
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	13,363,350	13,502,892
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	329,983	334,646
Drive Auto Receivables Trust 2019-2, 3.0400%, 3/15/23	738,764	741,280
Drive Auto Receivables Trust 2020-1, 2.7000%, 5/17/27	2,511,000	2,503,389
Eagle Re Ltd, ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 1/25/30 (144A)‡	7,978,000	7,897,895
Exeter Automobile Receivables Trust 2018-1A C, 3.0300%, 1/17/23 (144A)	1,117,308	1,122,844
Exeter Automobile Receivables Trust 2018-4, 3.6400%, 11/15/22 (144A)	1,232,429	1,236,882
Exeter Automobile Receivables Trust 2020-1A C, 2.4900%, 1/15/25 (144A)	1,840,000	1,839,422
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1845%, 7/25/25‡	711,631	728,687
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8845%, 4/25/28‡	754,925	787,036
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 3/25/31‡	194,093	187,053
Foursight Capital Automobile Receivables Trust 2018-2,
3.6400%, 5/15/23 (144A)	2,262,000	2,290,595
Foursight Capital Automobile Receivables Trust 2018-2,
3.8000%, 11/15/23 (144A)	1,311,000	1,350,804
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 2.3850%, 2/25/24‡	1,833,036	1,829,050
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 2.3845%, 9/25/24‡	3,270,883	3,288,853
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8500%, 2.0345%, 10/25/27‡	446,207	447,334

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7700%, 0.9545%, 11/25/49 (144A)‡	$44,930	$44,888
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.5000%, , 6/25/50 (144A)‡	5,776,000	5,776,000
GLS Auto Receivables Issuer Trust 2019-2, 3.0600%, 4/17/23 (144A)	1,599,633	1,616,879
Golden Credit Card Trust, 2.6200%, 1/15/23 (144A)	8,207,000	8,305,656
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.2188%, 12/15/36 (144A)‡	5,929,000	5,678,456
Hewlett-Packard Financial Services Company Trust 2019-1A,
2.1900%, 9/20/29 (144A)	4,695,407	4,725,472
Hewlett-Packard Financial Services Company Trust 2020-1A C,
2.0300%, 2/20/30 (144A)	800,000	798,110
Hewlett-Packard Financial Services Company Trust 2020-1A D,
2.2600%, 2/20/30 (144A)	800,000	771,660
Hilton Grand Vacations Trust 2020-AA, 2.7400%, 2/25/39 (144A)	3,995,559	4,029,544
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	5,094,681	5,240,811
JP Morgan Mortgage Trust 2019-INV1,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 10/25/49 (144A)‡	517,069	517,057
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	2,464,402	2,510,887
JP Morgan Mortgage Trust 2020-3A11,
ICE LIBOR USD 1 Month + 2.0000%, 2.1683%, 8/25/50 (144A)‡	649,639	661,324
JP Morgan Mortgage Trust 2020-4,
ICE LIBOR USD 1 Month + 1.2500%, 1.4401%, 11/25/50 (144A)‡	805,000	804,972
JP Morgan Mortgage Trust 2020-LTV1,
ICE LIBOR USD 1 Month + 1.0000%, 1.1683%, 6/25/50 (144A)‡	6,056,461	6,043,928
Lanark Master Issuer PLC, 2.2770%, 12/22/69 (144A)Ç	3,829,000	3,909,349
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 1.0500%, 1.2345%, 11/25/51 (144A)‡	3,741,333	3,734,588
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 1.2500%, 1.4345%, 11/25/51 (144A)‡	3,662,667	3,636,087
Mello Warehouse Securitization Trust 2019-2,
ICE LIBOR USD 1 Month + 1.1500%, 1.3345%, 11/25/52 (144A)‡	7,634,460	7,575,722
Morgan Stanley Capital I Trust 2014-MP, 3.4690%, 8/11/33 (144A)	8,339,000	8,519,332
Mortgage Insurance-Linked Notes Series 2020-1,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 2/25/30 (144A)‡	3,236,181	3,199,751
OneMain Direct Auto Receivables Trust 2017-2A, 2.8200%, 7/15/24 (144A)	1,057,000	1,060,145
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	1,841,822	1,845,904
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	5,865,000	5,960,819
Permanent Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3800%, 1.5989%, 7/15/58 (144A)‡	2,258,000	2,257,311
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	1,639,000	1,676,070
PSNH Funding LLC 3, 3.0940%, 2/1/26	6,300,024	6,545,568
RCO Mortgage LLC, 3.7210%, 5/24/24 (144A)Ç	3,787,784	3,786,368
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	1,388,689	1,396,856
Santander Drive Auto Receivables Trust 2016-3, 2.4600%, 3/15/22	389,395	389,885
Santander Drive Auto Receivables Trust 2017-2, 4.9900%, 9/16/24 (144A)	10,046,000	10,367,386
Santander Drive Auto Receivables Trust 2018-2, 5.0200%, 9/15/25	2,594,000	2,674,527
Santander Drive Auto Receivables Trust 2018-5, 3.5200%, 12/15/22	1,934,206	1,939,978
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	3,319,183	3,240,259
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 1.4990%, 1/21/70 (144A)‡	2,230,480	2,212,821
SoFi Professional Loan Program 2020-C Trust, 1.9500%, 2/15/46 (144A)	4,983,000	5,051,955
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	3,188,000	3,187,958
Station Place Securitization Trust Series 2019-10,
ICE LIBOR USD 1 Month + 0.9000%, 1.0848%, 10/24/20 (144A)‡	3,741,000	3,740,851
Taco Bell Funding LLC, 4.3770%, 5/25/46 (144A)	2,502,600	2,585,921
Taco Bell Funding LLC, 4.3180%, 11/25/48 (144A)	14,846,586	15,167,467
Verizon Owner Trust 2019-A, 2.9300%, 9/20/23	3,905,000	4,018,538
Verizon Owner Trust 2019-C, 1.9400%, 4/22/24	4,175,000	4,281,199
Verizon Owner Trust 2019-C, 2.0600%, 4/22/24	8,417,000	8,544,041

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Verus Securitization Trust 2020-1,
ICE LIBOR USD 12 Month + 1.0000%, 2.6420%, 1/25/60 (144A)‡	$5,069,086	$5,069,304
WFRBS Commercial Mortgage Trust 2014-C25, 3.6310%, 11/15/47	999,000	1,084,622
Wingstop Funding LLC 2018-1, 4.9700%, 12/5/48 (144A)	808,830	842,784
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $269,036,756)		269,012,652
Bank Loans and Mezzanine Loans – 2.2%
Communications – 1.4%
Charter Communications Operating LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.9300%, 4/30/25‡	16,487,516	15,900,633
Consumer Non-Cyclical – 0.8%
Elanco Animal Health Inc,
ICE LIBOR USD 1 Month + 1.7500%, 3.4044%, 2/4/27ƒ,‡	3,786,918	3,603,896
Froneri US Inc, ICE LIBOR USD 1 Month + 2.2500%, 2.4283%, 1/29/27ƒ,‡	1,804,460	1,692,818
Reynolds Consumer Products Inc,
ICE LIBOR USD 1 Month + 1.7500%, 1.9283%, 2/4/27‡	3,430,652	3,308,411
		8,605,125
Total Bank Loans and Mezzanine Loans (cost $25,487,369)		24,505,758
Corporate Bonds – 56.6%
Banking – 13.9%
Bank of America Corp, 2.5030%, 10/21/22	14,782,000	15,133,540
Bank of America Corp, 4.0000%, 1/22/25	10,022,000	11,060,825
Bank of Montreal, 3.3000%, 2/5/24	3,473,000	3,768,205
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,435,000	3,801,883
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	2,393,000	2,506,159
Citigroup Inc, 4.4000%, 6/10/25	5,439,000	6,090,917
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	1,776,000	1,962,503
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	849,000	860,673
Credit Suisse Group AG,
ICE LIBOR USD 3 Month + 1.2000%, 2.9970%, 12/14/23 (144A)‡	5,872,000	6,112,068
First Republic Bank/CA, SOFR + 0.6200%, 1.9120%, 2/12/24‡	6,207,000	6,351,368
Goldman Sachs Group Inc, 2.7500%, 9/15/20	9,973,000	9,998,032
Goldman Sachs Group Inc, 3.0000%, 4/26/22	6,633,000	6,761,548
Goldman Sachs Group Inc, 3.5000%, 4/1/25	7,238,000	7,936,522
JPMorgan Chase & Co, 2.9720%, 1/15/23	19,772,000	20,467,238
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	5,420,000	5,843,100
PNC Bank NA, ICE LIBOR USD 3 Month + 0.4200%, 2.0280%, 12/9/22‡	11,725,000	11,963,575
Societe Generale SA, 2.6250%, 1/22/25 (144A)	5,015,000	5,120,454
State Street Corp, SOFR + 2.6900%, 2.8250%, 3/30/23 (144A)‡	3,413,000	3,541,423
UBS AG/London, 2.4500%, 12/1/20 (144A)	5,165,000	5,198,057
US Bank NA/Cincinnati OH, 1.9500%, 1/9/23	11,743,000	12,171,644
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	7,210,000	7,326,759
		153,976,493
Basic Industry – 0.8%
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,334,000	3,390,211
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	203,000	208,813
Freeport-McMoRan Inc, 3.5500%, 3/1/22	1,653,000	1,653,000
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,115,000	1,163,703
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	2,795,000	2,753,075
		9,168,802
Brokerage – 1.8%
Ameriprise Financial Inc, 3.0000%, 4/2/25	840,000	911,739
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 0.6941%, 5/21/21‡	7,700,000	7,708,827
Charles Schwab Corp, 4.2000%, 3/24/25	2,059,000	2,361,824
E*TRADE Financial Corp, 2.9500%, 8/24/22	8,317,000	8,664,053
		19,646,443
Capital Goods – 8.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	3,468,000	3,431,413

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Ball Corp, 5.0000%, 3/15/22	$857,000	$890,466
Boeing Co, 2.7000%, 5/1/22	6,199,000	6,284,065
Boeing Co, 4.5080%, 5/1/23	6,046,000	6,384,032
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,135,000	4,322,046
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 0.8276%, 5/11/21‡	1,022,000	1,024,421
General Electric Co, 3.4500%, 5/15/24	5,448,000	5,805,855
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	3,408,000	3,700,491
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	8,365,000	8,660,704
Northrop Grumman Corp, 2.0800%, 10/15/20	10,754,000	10,804,257
Otis Worldwide Corp,
ICE LIBOR USD 3 Month + 0.4500%, 0.7538%, 4/5/23 (144A)‡,#	4,817,000	4,764,058
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	10,666,000	10,692,665
TransDigm Inc, 8.0000%, 12/15/25 (144A)	2,876,000	3,022,647
Vulcan Materials Co, ICE LIBOR USD 3 Month + 0.6500%, 1.0000%, 3/1/21‡	15,695,000	15,610,718
Westinghouse Air Brake Technologies Corp, 4.3750%, 8/15/23	1,016,000	1,064,746
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	10,875,000	11,101,953
		97,564,537
Communications – 3.6%
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 4/1/24 (144A)	4,738,000	4,886,062
Crown Castle International Corp, 3.2000%, 9/1/24	5,462,000	5,926,984
Lamar Media Corp, 5.0000%, 5/1/23	129,000	129,645
Level 3 Financing Inc, 5.3750%, 8/15/22	2,800,000	2,801,344
Netflix Inc, 3.6250%, 6/15/25 (144A)	5,346,000	5,386,095
Nexstar Broadcasting Inc, 5.6250%, 8/1/24 (144A)	2,661,000	2,680,958
SBA Communications Corp, 4.8750%, 9/1/24	1,612,000	1,652,445
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	249,000	250,556
T-Mobile USA Inc, 6.0000%, 3/1/23	6,415,000	6,440,917
T-Mobile USA Inc, 6.5000%, 1/15/24	602,000	615,063
T-Mobile USA Inc, 6.3750%, 3/1/25	4,187,000	4,302,142
T-Mobile USA Inc, 3.5000%, 4/15/25 (144A)	4,031,000	4,393,871
		39,466,082
Consumer Cyclical – 6.8%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	2,600,000	2,604,602
Booking Holdings Inc, 4.1000%, 4/13/25	8,831,000	9,922,351
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	939,000	943,695
General Motors Financial Co Inc, 2.9000%, 2/26/25	8,354,000	8,320,688
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	14,038,000	14,026,770
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.9400%, 1.2165%, 7/8/21 (144A)‡	7,559,000	7,478,491
Lennar Corp, 4.7500%, 4/1/21	4,102,000	4,151,552
Lowe's Cos Inc, 4.0000%, 4/15/25	3,816,000	4,354,320
Marriott International Inc, 5.7500%, 5/1/25	2,719,000	2,963,222
McDonald's Corp, 3.3000%, 7/1/25	1,384,000	1,537,536
Nordstrom Inc, 8.7500%, 5/15/25 (144A)	3,961,000	4,262,604
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	472,000	493,830
VF Corp, 2.0500%, 4/23/22	5,341,000	5,482,896
VICI Properties LP / VICI Note Co Inc, 3.5000%, 2/15/25 (144A)	4,307,000	4,048,580
Wyndham Destinations Inc, 4.2500%, 3/1/22	3,362,000	3,303,837
Wyndham Destinations Inc, 5.4000%, 4/1/24	1,862,000	1,796,830
		75,691,804
Consumer Non-Cyclical – 8.4%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 2/15/23 (144A)	5,419,000	5,486,737
Amgen Inc, 1.9000%, 2/21/25	5,659,000	5,903,880
Baxter International Inc, 3.7500%, 10/1/25 (144A)	3,401,000	3,874,865
Cargill Inc, 1.3750%, 7/23/23 (144A)	1,758,000	1,788,336
Constellation Brands Inc, 3.7500%, 5/1/21	4,899,000	5,026,560
CVS Health Corp, 2.1250%, 6/1/21	5,414,000	5,485,315
CVS Health Corp, 2.6250%, 8/15/24	5,584,000	5,962,334

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Elanco Animal Health Inc, 4.6620%, 8/27/21Ç	$2,622,000	$2,674,440
Elanco Animal Health Inc, 5.0220%, 8/28/23Ç	11,345,000	11,912,250
Hasbro Inc, 2.6000%, 11/19/22	5,966,000	6,174,689
Hasbro Inc, 3.0000%, 11/19/24	4,704,000	4,925,793
HCA Inc, 5.8750%, 5/1/23	7,783,000	8,425,097
Keurig Dr Pepper Inc, 4.0570%, 5/25/23	5,366,000	5,851,907
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	3,203,000	3,406,170
Sysco Corp, 3.5500%, 3/15/25	6,436,000	6,915,116
Sysco Corp, 5.6500%, 4/1/25	5,398,000	6,314,879
Thermo Fisher Scientific Inc, 4.1330%, 3/25/25	865,000	987,977
Upjohn Inc, 1.1250%, 6/22/22 (144A)	1,252,000	1,258,722
Upjohn Inc, 1.6500%, 6/22/25 (144A)	865,000	881,828
		93,256,895
Electric – 0.8%
East Ohio Gas Co/The, 1.3000%, 6/15/25 (144A)	1,252,000	1,258,865
Pacific Gas and Electric Co, 1.7500%, 6/16/22	7,923,000	7,935,360
		9,194,225
Energy – 2.3%
DCP Midstream Operating LP, 4.9500%, 4/1/22	2,696,000	2,710,747
Energy Transfer Operating LP, 2.9000%, 5/15/25	1,908,000	1,953,739
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 2.4989%, 1/15/23‡	9,121,000	9,118,538
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	6,702,000	6,912,576
NuStar Logistics LP, 4.8000%, 9/1/20	2,920,000	2,920,000
ONEOK Inc, 5.8500%, 1/15/26	954,000	1,089,381
Phillips 66, 3.7000%, 4/6/23	570,000	609,326
Phillips 66, 3.8500%, 4/9/25	570,000	631,796
		25,946,103
Finance Companies – 0.2%
USAA Capital Corp, 1.5000%, 5/1/23 (144A)	2,360,000	2,421,313
Financial Institutions – 0.4%
Equifax Inc, 2.6000%, 12/15/25	4,027,000	4,289,657
Insurance – 1.5%
Athene Global Funding, 2.5000%, 1/14/25 (144A)	8,421,000	8,409,748
Centene Corp, 4.7500%, 1/15/25	7,586,000	7,765,561
		16,175,309
Machinery – 0.2%
Westinghouse Air Brake Technologies Corp,
ICE LIBOR USD 3 Month + 1.3000%, 1.6134%, 9/15/21‡	1,627,000	1,627,000
Multi-Utilities – 0.1%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 1.7189%, 1/15/21‡	1,609,000	1,609,275
Owned No Guarantee – 0.2%
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	2,427,000	2,450,624
Real Estate Investment Trusts (REITs) – 0.6%
SL Green Operating Partnership LP,
ICE LIBOR USD 3 Month + 0.9800%, 1.3656%, 8/16/21‡	7,273,000	7,166,364
Technology – 6.2%
Analog Devices Inc, 2.9500%, 1/12/21	11,271,000	11,415,985
Broadcom Inc, 4.7000%, 4/15/25 (144A)	3,194,000	3,596,056
Broadcom Inc, 3.4590%, 9/15/26 (144A)	13,412,000	14,396,190
Equifax Inc, 2.6000%, 12/1/24	5,462,000	5,776,544
Infor Inc, 1.4500%, 7/15/23 (144A)	1,158,000	1,167,562
Infor Inc, 1.7500%, 7/15/25 (144A)	1,492,000	1,498,233
Leidos Inc, 2.9500%, 5/15/23 (144A)	341,000	355,220
Leidos Inc, 3.6250%, 5/15/25 (144A)	3,408,000	3,713,868
Microchip Technology Inc, 2.6700%, 9/1/23 (144A)	5,971,000	6,144,502
Microchip Technology Inc, 4.2500%, 9/1/25 (144A)	2,519,000	2,539,754
Micron Technology Inc, 2.4970%, 4/24/23	5,425,000	5,633,537
PayPal Holdings Inc, 1.3500%, 6/1/23	5,289,000	5,399,011
Total System Services Inc, 3.8000%, 4/1/21	3,780,000	3,848,474

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
VMware Inc, 4.5000%, 5/15/25	$2,918,000	$3,192,562
		68,677,498
Total Corporate Bonds (cost $613,722,309)		628,328,424
United States Treasury Notes/Bonds – 15.4%
2.7500%, 11/30/20	21,472,000	21,703,495
2.6250%, 12/15/21	11,082,000	11,477,229
1.7500%, 6/15/22	40,000,000	41,231,706
1.7500%, 7/15/22	48,271,500	49,825,239
0.2500%, 4/15/23	4,715,000	4,725,314
2.1250%, 3/31/24	1,835,000	1,966,102
2.0000%, 5/31/24	5,175,100	5,534,325
1.7500%, 7/31/24	6,931,300	7,360,174
0.5000%, 3/31/25	9,796,400	9,900,487
0.3750%, 4/30/25	16,485,200	16,559,899
Total United States Treasury Notes/Bonds (cost $168,019,802)		170,283,970
Investment Companies – 5.7%
Money Markets – 5.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $63,601,717)	63,595,358	63,601,717
Investments Purchased with Cash Collateral from Securities Lending – 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	243,000	243,000
Time Deposits – 0%
Royal Bank of Canada, 0.0900%, 7/1/20	$60,750	60,750
Total Investments Purchased with Cash Collateral from Securities Lending (cost $303,750)		303,750
Total Investments (total cost $1,140,171,703) – 104.2%		1,156,036,271
Liabilities, net of Cash, Receivables and Other Assets – (4.2)%		(46,120,585)
Net Assets – 100%		$1,109,915,686

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,078,930,813	93.3%
Canada	20,246,211	1.8
Switzerland	14,924,452	1.3
France	14,251,672	1.2
Bermuda	7,897,895	0.7
Japan	7,806,723	0.7
United Kingdom	6,122,170	0.5
South Africa	3,599,024	0.3
Netherlands	2,257,311	0.2

Total	$1,156,036,271	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 5.7%
Money Markets - 5.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$307,974	$(5,386)	$751	$63,601,717
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	340∆	-	-	243,000
Total Affiliated Investments - 5.7%	$308,314	$(5,386)	$751	$63,844,717

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 5.7%
Money Markets - 5.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	7,594,249	820,849,616	(764,837,513)	63,601,717
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	4,091,356	(3,848,356)	243,000

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	274	10/5/20	$60,506,907	$16,179	$4,282
5-Year US Treasury Note	83	10/5/20	10,436,602	29,180	(2,594)
Total				$45,359	$1,688

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short-Term Bond Fund

Schedule of Investments

June 30, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable	$ 4,282

Liability Derivatives:
Variation margin payable	$ 2,594

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 72,421

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 45,359

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value
Futures contracts, purchased	$24,062,051

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $402,341,167, which represents 36.2% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	15

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$269,012,652	$-
Bank Loans and Mezzanine Loans	-	24,505,758	-
Corporate Bonds	-	628,328,424	-
United States Treasury Notes/Bonds	-	170,283,970	-
Investment Companies	-	63,601,717	-
Investments Purchased with Cash Collateral from Securities Lending	-	303,750	-
Total Investments in Securities	$-	$1,156,036,271	$-
Other Financial Instruments(a):
Variation Margin Receivable	4,282	-	-
Total Assets	$4,282	$1,156,036,271	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$2,594	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,092,191,554
Affiliated investments, at value(3)	63,844,717
Cash	71,244
Deposits with brokers for futures	350,000
Variation margin receivable	4,282
Non-interested Trustees' deferred compensation	22,757
Receivables:
Investments sold	11,446,856
Interest	6,208,111
Fund shares sold	2,160,601
Dividends from affiliates	5,187
Other assets	12,751
Total Assets	1,176,318,060
Liabilities:
Collateral for securities loaned (Note 3)	303,750
Variation margin payable	2,594
Payables:	—
Investments purchased	63,920,562
Fund shares repurchased	1,326,014
Advisory fees	340,538
Transfer agent fees and expenses	193,437
Dividends	66,723
Professional fees	56,308
12b-1 Distribution and shareholder servicing fees	36,082
Non-interested Trustees' deferred compensation fees	22,757
Non-interested Trustees' fees and expenses	5,950
Affiliated fund administration fees payable	2,253
Custodian fees	1,732
Accrued expenses and other payables	123,674
Total Liabilities	66,402,374
Net Assets	$1,109,915,686

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,124,761,354
Total distributable earnings (loss)	(14,845,668)
Total Net Assets	$1,109,915,686
Net Assets - Class A Shares	$65,065,956
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,291,927
Net Asset Value Per Share(4)	$3.06
Maximum Offering Price Per Share(5)	$3.14
Net Assets - Class C Shares	$27,295,937
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,949,506
Net Asset Value Per Share(4)	$3.05
Net Assets - Class D Shares	$191,666,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,681,219
Net Asset Value Per Share	$3.06
Net Assets - Class I Shares	$380,901,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	124,726,685
Net Asset Value Per Share	$3.05
Net Assets - Class N Shares	$17,143,680
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,627,922
Net Asset Value Per Share	$3.05
Net Assets - Class S Shares	$790,517
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	259,240
Net Asset Value Per Share	$3.05
Net Assets - Class T Shares	$427,052,043
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	139,653,889
Net Asset Value Per Share	$3.06

(1) Includes cost of $1,076,326,986.

(2) Includes $296,700 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $63,844,717.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$31,507,813
Dividends from affiliates	307,974
Affiliated securities lending income, net	340
Unaffiliated securities lending income, net	20
Other income	1,122,051
Total Investment Income	32,938,198
Expenses:
Advisory fees	5,126,385
12b-1 Distribution and shareholder servicing fees:
Class A Shares	141,697
Class C Shares	252,479
Class S Shares	2,712
Transfer agent administrative fees and expenses:
Class D Shares	216,657
Class S Shares	2,712
Class T Shares	1,183,047
Transfer agent networking and omnibus fees:
Class A Shares	24,686
Class C Shares	16,729
Class I Shares	445,982
Other transfer agent fees and expenses:
Class A Shares	4,462
Class C Shares	1,971
Class D Shares	34,719
Class I Shares	18,120
Class N Shares	1,268
Class S Shares	43
Class T Shares	6,476
Shareholder reports expense	164,224
Registration fees	152,642
Professional fees	54,129
Affiliated fund administration fees	29,127
Non-interested Trustees’ fees and expenses	23,984
Custodian fees	18,578
Other expenses	126,056
Total Expenses	8,048,885
Less: Excess Expense Reimbursement and Waivers	(583,825)
Net Expenses	7,465,060
Net Investment Income/(Loss)	25,473,138

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short-Term Bond Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$5,019,354
Investments in affiliates	(5,386)
Futures contracts	72,421
Total Net Realized Gain/(Loss) on Investments	5,086,389
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	9,151,552
Investments in affiliates	751
Futures contracts	45,359
Total Change in Unrealized Net Appreciation/Depreciation	9,197,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	$39,757,189

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$25,473,138	$31,863,878
Net realized gain/(loss) on investments	5,086,389	(3,266,348)
Change in unrealized net appreciation/depreciation	9,197,662	21,042,038
Net Increase/(Decrease) in Net Assets Resulting from Operations	39,757,189	49,639,568
Dividends and Distributions to Shareholders:
Class A Shares	(1,247,210)	(1,288,482)
Class C Shares	(390,182)	(465,514)
Class D Shares	(4,309,441)	(4,153,770)
Class I Shares	(9,144,603)	(10,083,937)
Class N Shares	(1,028,648)	(1,637,015)
Class S Shares	(21,741)	(27,101)
Class T Shares	(10,649,054)	(14,326,360)
Net Decrease from Dividends and Distributions to Shareholders	(26,790,879)	(31,982,179)
Capital Share Transactions:
Class A Shares	6,311,519	4,770,321
Class C Shares	(2,522,867)	1,702,573
Class D Shares	11,191,769	8,378,207
Class I Shares	(16,871,203)	(66,570,870)
Class N Shares	(20,599,757)	(25,151,998)
Class S Shares	(383,646)	(428,993)
Class T Shares	(98,639,780)	(256,950,978)
Net Increase/(Decrease) from Capital Share Transactions	(121,513,965)	(334,251,738)
Net Increase/(Decrease) in Net Assets	(108,547,655)	(316,594,349)
Net Assets:
Beginning of period	1,218,463,341	1,535,057,690
End of period	$1,109,915,686	$1,218,463,341

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.02	$2.98	$3.02	$3.04	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.07	0.05	0.04	0.03
Net realized and unrealized gain/(loss)	0.05	0.04	(0.04)	(0.02)	—(2)
Total from Investment Operations	0.11	0.11	0.01	0.02	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Net Asset Value, End of Period	$3.06	$3.02	$2.98	$3.02	$3.04
Total Return*	3.57%	3.64%	0.41%	0.59%	1.07%
Net Assets, End of Period (in thousands)	$65,066	$57,815	$52,118	$82,707	$140,541
Average Net Assets for the Period (in thousands)	$56,628	$57,158	$61,037	$118,037	$149,362
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.85%	0.90%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.77%	0.79%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	2.10%	2.25%	1.69%	1.18%	1.06%
Portfolio Turnover Rate	121%	79%	78%	82%	78%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.01	$2.97	$3.02	$3.04	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.05	0.03	0.01	0.01
Net realized and unrealized gain/(loss)	0.04	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.08	0.09	(0.02)	(0.01)	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)
Net Asset Value, End of Period	$3.05	$3.01	$2.97	$3.02	$3.04
Total Return*	2.84%	2.90%	(0.69)%	(0.17)%	0.71%
Net Assets, End of Period (in thousands)	$27,296	$29,434	$27,253	$40,512	$54,355
Average Net Assets for the Period (in thousands)	$26,387	$30,443	$33,426	$48,661	$54,760
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.58%	1.67%	1.66%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.49%	1.56%	1.56%	1.48%
Ratio of Net Investment Income/(Loss)	1.37%	1.52%	0.91%	0.45%	0.37%
Portfolio Turnover Rate	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.02	$2.98	$3.03	$3.05	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.07	0.06	0.04	0.04
Net realized and unrealized gain/(loss)	0.04	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.11	0.11	0.01	0.02	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Net Asset Value, End of Period	$3.06	$3.02	$2.98	$3.03	$3.05
Total Return*	3.74%	3.81%	0.24%	0.75%	1.56%
Net Assets, End of Period (in thousands)	$191,666	$178,483	$167,616	$180,025	$191,793
Average Net Assets for the Period (in thousands)	$182,265	$172,435	$173,652	$187,619	$189,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.70%	0.76%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.60%	0.63%	0.64%	0.64%
Ratio of Net Investment Income/(Loss)	2.25%	2.40%	1.87%	1.37%	1.22%
Portfolio Turnover Rate	121%	79%	78%	82%	78%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.02	$2.97	$3.02	$3.04	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.07	0.06	0.04	0.04
Net realized and unrealized gain/(loss)	0.03	0.05	(0.05)	(0.02)	—(2)
Total from Investment Operations	0.10	0.12	0.01	0.02	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Net Asset Value, End of Period	$3.05	$3.02	$2.97	$3.02	$3.04
Total Return*	3.42%	4.19%	0.29%	0.82%	1.32%
Net Assets, End of Period (in thousands)	$380,901	$392,758	$453,776	$554,512	$524,171
Average Net Assets for the Period (in thousands)	$383,912	$414,017	$527,072	$516,841	$496,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.65%	0.68%	0.67%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.57%	0.57%	0.57%	0.54%
Ratio of Net Investment Income/(Loss)	2.27%	2.43%	1.91%	1.45%	1.31%
Portfolio Turnover Rate	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.01	$2.97	$3.02	$3.04	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.08	0.06	0.05	0.04
Net realized and unrealized gain/(loss)	0.05	0.04	(0.05)	(0.02)	—(2)
Total from Investment Operations	0.12	0.12	0.01	0.03	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.08)	(0.06)	(0.05)	(0.04)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.08)	(0.08)	(0.06)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.05	$3.01	$2.97	$3.02	$3.04
Total Return*	3.89%	3.95%	0.37%	0.89%	1.37%
Net Assets, End of Period (in thousands)	$17,144	$37,464	$61,806	$28,393	$35,702
Average Net Assets for the Period (in thousands)	$41,174	$64,559	$43,541	$33,131	$36,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.49%	0.55%	0.61%	0.60%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.47%	0.50%	0.50%	0.49%
Ratio of Net Investment Income/(Loss)	2.34%	2.53%	2.11%	1.50%	1.36%
Portfolio Turnover Rate	121%	79%	78%	82%	78%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.01	$2.97	$3.02	$3.04	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.06	0.05	0.03	0.03
Net realized and unrealized gain/(loss)	0.04	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.10	0.10	—	0.01	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.05)	(0.03)	(0.03)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.06)	(0.06)	(0.05)	(0.03)	(0.03)
Net Asset Value, End of Period	$3.05	$3.01	$2.97	$3.02	$3.04
Total Return*	3.39%	3.46%	(0.09)%	0.42%	1.34%
Net Assets, End of Period (in thousands)	$791	$1,162	$1,574	$2,228	$2,736
Average Net Assets for the Period (in thousands)	$1,085	$1,322	$1,778	$2,506	$2,708
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.27%	1.14%	1.10%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.95%	0.96%	0.97%	0.86%
Ratio of Net Investment Income/(Loss)	1.88%	2.04%	1.52%	1.04%	0.99%
Portfolio Turnover Rate	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.02	$2.98	$3.03	$3.05	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.07	0.05	0.04	0.03
Net realized and unrealized gain/(loss)	0.05	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.11	0.11	—	0.02	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Net Asset Value, End of Period	$3.06	$3.02	$2.98	$3.03	$3.05
Total Return*	3.63%	3.70%	0.13%	0.65%	1.46%
Net Assets, End of Period (in thousands)	$427,052	$521,348	$770,913	$1,160,964	$1,509,507
Average Net Assets for the Period (in thousands)	$473,636	$628,515	$986,661	$1,347,246	$1,604,829
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.80%	0.84%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.71%	0.73%	0.74%	0.73%
Ratio of Net Investment Income/(Loss)	2.14%	2.27%	1.74%	1.26%	1.12%
Portfolio Turnover Rate	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

26	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice,

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Notes to Financial Statements

commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

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Notes to Financial Statements

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

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Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

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Notes to Financial Statements

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate

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Notes to Financial Statements

changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$296,700	$—	$(296,700)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and

34	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $296,700. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $303,750, resulting in the net amount due to the counterparty of $7,050.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.44% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019.  If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Investment Fund	35

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to

36	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no

Janus Investment Fund	37

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $21,089.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class A Shares paid CDSCs of $33,575 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $15,450.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $3,295,878 in purchases and $34,345,083 in sales, resulting in a net realized gain of $225,489. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 630,235	$ -	$ (29,000,446)	$ -	$ -	$ (22,760)	$ 13,547,303

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Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(19,764,832)	$(9,235,614)	$ (29,000,446)

During the year ended June 30, 2020, capital loss carryovers of $4,443,536 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,142,488,968	$18,667,785	$ (5,120,482)	$ 13,547,303

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 45,361	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 26,790,879	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 31,982,179	$ -	$ -	$ -

Janus Investment Fund	39

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (2)	$ 927,806	$ (927,804)

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	16,625,373	$ 49,998,329	12,562,399	$ 37,384,937
Reinvested dividends and distributions	338,053	1,019,631	346,841	1,036,606
Shares repurchased	(14,827,724)	(44,706,441)	(11,267,730)	(33,651,222)
Net Increase/(Decrease)	2,135,702	$ 6,311,519	1,641,510	$ 4,770,321
Class C Shares:
Shares sold	6,774,975	$ 20,277,409	7,970,335	$ 23,679,091
Reinvested dividends and distributions	106,812	321,492	127,692	381,201
Shares repurchased	(7,701,478)	(23,121,768)	(7,501,819)	(22,357,719)
Net Increase/(Decrease)	(819,691)	$ (2,522,867)	596,208	$ 1,702,573
Class D Shares:
Shares sold	21,357,094	$ 64,415,587	16,821,855	$ 50,169,139
Reinvested dividends and distributions	1,388,036	4,190,283	1,356,361	4,054,952
Shares repurchased	(19,172,299)	(57,414,101)	(15,358,638)	(45,845,884)
Net Increase/(Decrease)	3,572,831	$ 11,191,769	2,819,578	$ 8,378,207
Class I Shares:
Shares sold	66,456,387	$199,481,831	56,192,201	$ 167,683,502
Reinvested dividends and distributions	2,823,541	8,511,945	2,980,004	8,901,855
Shares repurchased	(74,770,977)	(224,864,979)	(81,526,614)	(243,156,227)
Net Increase/(Decrease)	(5,491,049)	$ (16,871,203)	(22,354,409)	$ (66,570,870)
Class N Shares:
Shares sold	12,003,937	$ 36,127,366	8,965,020	$ 26,650,089
Reinvested dividends and distributions	312,024	940,264	501,131	1,495,172
Shares repurchased	(19,119,310)	(57,667,387)	(17,822,055)	(53,297,259)
Net Increase/(Decrease)	(6,803,349)	$ (20,599,757)	(8,355,904)	$ (25,151,998)
Class S Shares:
Shares sold	88,858	$ 267,627	48,106	$ 142,798
Reinvested dividends and distributions	7,153	21,541	9,093	27,101
Shares repurchased	(222,678)	(672,814)	(201,355)	(598,892)
Net Increase/(Decrease)	(126,667)	$ (383,646)	(144,156)	$ (428,993)
Class T Shares:
Shares sold	18,795,856	$ 56,755,705	22,155,411	$ 66,277,103
Reinvested dividends and distributions	3,486,689	10,529,148	4,751,917	14,196,100
Shares repurchased	(55,222,335)	(165,924,633)	(113,186,070)	(337,424,181)
Net Increase/(Decrease)	(32,939,790)	$ (98,639,780)	(86,278,742)	$(256,950,978)

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Janus Henderson Short-Term Bond Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$979,922,079	$1,130,842,572	$ 405,621,351	$ 379,938,735

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments on a modified retrospective basis as of the beginning of this fiscal period and concluded these changes do not have a material impact on the Fund’s financial statements. The amortized cost basis of investments was reduced by $670,475, and unrealized appreciation of investments was increased by $670,475. The adoption of ASU 2107-08 had no impact on beginning net assets, the current period results from operations or any  prior period information presented in the financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Short-Term Bond Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	43

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	45

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	47

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	49

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	65

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Short-Term Bond Fund	2/20-Present

Head of U.S. Fixed-Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

66	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	67

Janus Henderson Short-Term Bond Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

68	JUNE 30, 2020

Janus Henderson Short-Term Bond Fund

Notes

NotesPage1

Janus Investment Fund	69

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93030 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Small Cap Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies that have strong management teams, stable balance sheets and durable competitive advantages and are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2020, the Janus Henderson Small Cap Value Fund’s Class I Shares returned -17.67%, underperforming its benchmark, the Russell 2000® Value Index, which returned -17.48%.

INVESTMENT ENVIRONMENT

Early in the period, equities found support as central banks around the world shifted to accommodative monetary policy and continued easing through the end of 2019. Amid several positives for the market – a trade deal with China, increased clarity regarding Brexit, solid employment numbers and optimism about strong consumer holiday spending – the environment at the close of 2019 was risk-on, led by cyclical stocks, small caps and higher-beta equities. However, equities experienced heightened volatility in the first half of 2020 as the COVID 19 coronavirus spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions.

The Federal Reserve provided support for the economy with near-zero interest rates and expanded asset buying. Indeed, the largesse of fiscal and monetary policies has seemed to know no bounds. Stocks recovered ground in the second quarter of 2020 as a result of that support coupled with declining COVID-19 infection rates and the reopening of economies. Investors then looked past weak economic data to focus on prospects for a recovery in the latter part of 2020. The divergence between Main Street and Wall Street has seemed to widen as economies have reopened. Assessing valuations in a market that continues to rally has remained a challenge, as the range of earnings outcomes is expansive, warranting a more defensive approach.

PERFORMANCE DISCUSSION

Stock selection in information technology, consumer discretionary and financials detracted from relative performance. In financials, stock selection in banks and an overweight in insurance detracted, with Cadence Bancorp, specialty insurance underwriter Argo Group and MFA Financial, Inc. (formerly MFA Mortgage Investments), a real estate investment trust (REIT) specializing in residential mortgage assets, among the Fund’s largest individual detractors on a relative basis. Following a sharp decline in interest rates and heightened concerns about potential credit issues in the first quarter of 2020, we added to smaller positions in both banks and insurance on significant price weakness and reduced or eliminated other names that held up better to help fund the additional purchases.

In consumer discretionary, the Fund’s underweight as well as stock selection hurt relative performance, particularly in the second half of the period when the sector produced some of the highest returns in the benchmark, driven by housing-related stocks as well as specialty retail. While we spent time researching housing-related companies during the sharp declines in the first quarter of 2020, we were wary of rising unemployment and the potential long-term impact to the housing industry. Our underweight and stock selection in health care also hurt relative returns, given biotech was up over 36% in the benchmark over the period. We don’t believe small-cap biotech companies fit our process well, given many of these companies do not have earnings and could face substantial downside risk if their products are not approved.

Stock selection in real estate, industrials and materials was beneficial to relative performance, as was our overweight in consumer staples and underweight in energy. Within industrials, Generac, a backup power generation products manufacturer, led individual contributors, having benefited from additional business opportunities that stemmed from the California wildfires late in 2019. In real estate, Equity Commonwealth, a REIT specializing in commercial office properties, also was among the largest contributors. Another positive contributor on a relative basis was Cal-Maine Foods, the

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

world’s largest producer and marketer of fresh eggs. The Fund’s cash positioning also contributed.

The extreme volatility over the second half of the period presented us with many new buying opportunities on our “wish list” that became more attractive from a valuation and reward-to-risk perspective. Key to our process is calculating reward-to-risk ratios for individual stocks, and we had built a broad inventory of potential investable ideas while waiting for more appealing valuations. Many of these ideas became portfolio holdings during the period. New holdings came from a broad array of industries, including health care, consumer discretionary and semiconductors. We also added to health care and select banks and pared back our exposure to consumer staples and materials.

OUTLOOK

Despite the recent price moves in many fundamentally challenged sectors and stocks giving the “all clear” signal, we remain cautious given the sizable competitive headwinds they face. In addition, in a post-pandemic economy, many of these companies will need to alter their business models. At the portfolio level, we continue to be overweight banks given their attractive valuations and ample capital levels, but we understand the credit risk headwinds of varying degrees in the near term. Another overweight sector is technology, which possesses many quality attributes we favor – strong balance sheets, healthy free cash flow and earnings stability in a chaotic economic environment. Conversely, we remain underweight sectors that we view as fundamentally challenged, such as consumer discretionary and energy. As is standard at Perkins, we continue to focus on owning high-quality companies with durable competitive advantages and balance sheets to weather economic shocks, with strict attention to reward-to-risk in the individual stock price. Undoubtedly, there will be continued volatility ahead – in both directions – but we welcome those opportunities to find new names with attractive reward-to-risk profiles for inclusion in the portfolio.

Thank you for your investment with us in the Janus Henderson Small Cap Value Fund.

2	JUNE 30, 2020

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Generac Holdings Inc	1.36%	0.90%	ChampionX Corp	0.88%	-0.84%
Equity Commonwealth	2.57%	0.74%	Argo Group International Holdings Ltd	1.95%	-0.75%
Cal-Maine Foods Inc	1.81%	0.62%	Delek US Holdings Inc	1.31%	-0.67%
Nomad Foods Ltd	2.29%	0.53%	MFA Financial Inc	0.02%	-0.36%
MKS Instruments Inc	0.94%	0.48%	Cadence BanCorp	0.73%	-0.33%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Real Estate	1.62%	9.31%	11.34%
	Industrials	1.37%	16.59%	12.63%
	Materials	0.92%	8.43%	4.51%
	Other**	0.78%	3.98%	0.00%
	Consumer Staples	0.75%	7.72%	2.82%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	-1.94%	7.46%	9.81%
	Consumer Discretionary	-1.88%	8.35%	9.60%
	Health Care	-1.41%	1.21%	5.50%
	Financials	-0.37%	29.51%	29.85%
	Utilities	-0.04%	3.65%	6.48%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
STAG Industrial Inc
Equity Real Estate Investment Trusts (REITs)	3.3%
Hanover Insurance Group Inc
Insurance	3.1%
UniFirst Corp/MA
Commercial Services & Supplies	3.0%
Prosperity Bancshares Inc
Banks	2.5%
WNS Holdings Ltd
Information Technology Services	2.1%
14.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.3%
Repurchase Agreements	3.6%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

4	JUNE 30, 2020

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	-17.98%	2.07%	6.89%	1.27%
Class A Shares at MOP(1)	-22.71%	0.86%	6.26%
Class C Shares at NAV(1)	-18.44%	1.50%	6.20%	1.79%
Class C Shares at CDSC(1)	-19.25%	1.50%	6.20%
Class D Shares(1)	-17.65%	2.39%	7.22%	0.83%
Class I Shares(1)	-17.67%	2.43%	7.26%	0.79%
Class L Shares(2)	-17.53%	2.52%	7.36%	0.88%
Class N Shares(1)	-17.48%	2.56%	7.34%	0.68%
Class R Shares(1)	-18.11%	1.79%	6.59%	1.43%
Class S Shares(1)	-17.96%	2.04%	6.85%	1.18%
Class T Shares(1)	-17.74%	2.30%	7.12%	0.92%
Russell 2000 Value Index	-17.48%	1.26%	7.82%
Morningstar Quartile - Class T Shares	2nd	1st	3rd
Morningstar Ranking - based on total returns for Small Value Funds	213/439	64/419	213/364

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

(2) Closed to new investors.

6	JUNE 30, 2020

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$759.20	$6.17	$1,000.00	$1,017.85	$7.07	1.41%
Class C Shares	$1,000.00	$756.90	$8.56	$1,000.00	$1,015.12	$9.82	1.96%
Class D Shares	$1,000.00	$760.60	$4.55	$1,000.00	$1,019.69	$5.22	1.04%
Class I Shares	$1,000.00	$760.40	$4.51	$1,000.00	$1,019.74	$5.17	1.03%
Class L Shares	$1,000.00	$761.00	$3.90	$1,000.00	$1,020.44	$4.47	0.89%
Class N Shares	$1,000.00	$761.50	$3.85	$1,000.00	$1,020.49	$4.42	0.88%
Class R Shares	$1,000.00	$758.60	$7.13	$1,000.00	$1,016.76	$8.17	1.63%
Class S Shares	$1,000.00	$759.30	$6.04	$1,000.00	$1,018.00	$6.92	1.38%
Class T Shares	$1,000.00	$760.10	$4.90	$1,000.00	$1,019.29	$5.62	1.12%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 96.3%
Aerospace & Defense – 2.1%
BWX Technologies Inc	1,174,493	$66,523,284
Auto Components – 0.7%
Stoneridge Inc*	1,001,567	20,692,374
Banks – 15.7%
Atlantic Union Bankshares Corp	2,679,196	62,050,179
Bank of Hawaii Corp	797,037	48,946,042
Enterprise Financial Services Corp	853,330	26,555,630
FB Financial Corp	1,418,553	35,137,558
First Horizon National Corp	3,271,267	32,581,819
Fulton Financial Corp	3,782,823	39,833,126
Independent Bank Corp	426,140	28,589,733
Prosperity Bancshares Inc	1,298,088	77,080,465
United Bankshares Inc	2,209,607	61,117,730
United Community Banks Inc/GA	3,157,625	63,531,415
Veritex Holdings Inc	862,013	15,257,630
		490,681,327
Biotechnology – 1.0%
BioSpecifics Technologies Corp*	283,407	17,367,181
Coherus Biosciences Inc*	781,999	13,966,502
		31,333,683
Building Products – 0.6%
PGT Innovations Inc*	1,129,537	17,711,140
Capital Markets – 1.0%
Cohen & Steers Inc	217,637	14,810,198
Evercore Inc	303,970	17,909,912
		32,720,110
Chemicals – 5.3%
American Vanguard Corp	1,392,722	19,163,855
Innospec Inc	564,251	43,588,390
NewMarket Corp	123,112	49,303,894
Westlake Chemical Partners LP£	1,572,475	29,782,677
WR Grace & Co	497,162	25,260,801
		167,099,617
Commercial Services & Supplies – 3.0%
UniFirst Corp/MA	518,367	92,761,775
Communications Equipment – 1.0%
F5 Networks Inc*	220,494	30,754,503
Construction & Engineering – 0.7%
Comfort Systems USA Inc	563,779	22,973,994
Containers & Packaging – 2.6%
Graphic Packaging Holding Co	1,688,569	23,623,080
Sonoco Products Co	1,104,047	57,730,618
		81,353,698
Diversified Consumer Services – 0.5%
Graham Holdings Co	42,012	14,396,252
Electrical Equipment – 2.6%
Encore Wire Corp£	1,110,238	54,201,819
Thermon Group Holdings Inc*,£	1,832,121	26,694,003
		80,895,822
Electronic Equipment, Instruments & Components – 4.9%
Avnet Inc	1,304,610	36,379,050
Fabrinet*	453,941	28,334,997
Littelfuse Inc	179,390	30,609,316
Rogers Corp*	109,039	13,586,259
Vishay Intertechnology Inc	2,914,992	44,511,928
		153,421,550
Energy Equipment & Services – 0.3%
DMC Global Inc	336,596	9,290,050

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 9.4%
Americold Realty Trust	1,270,459	$46,117,662
Camden Property Trust	432,130	39,418,899
Equity Commonwealth	1,924,484	61,968,385
STAG Industrial Inc	3,572,854	104,756,079
Sunstone Hotel Investors Inc	5,018,673	40,902,185
		293,163,210
Food & Staples Retailing – 1.8%
Casey's General Stores Inc	229,375	34,296,150
Ingles Markets Inc£	489,586	21,086,469
		55,382,619
Food Products – 4.7%
Cal-Maine Foods Inc*	898,548	39,967,415
Nomad Foods Ltd*	2,714,309	58,221,928
Sanderson Farms Inc	254,946	29,545,692
Seaboard Corp	6,061	17,781,883
		145,516,918
Gas Utilities – 1.8%
Southwest Gas Holdings Inc	811,507	56,034,558
Health Care Equipment & Supplies – 1.8%
Envista Holdings Corp*	1,273,603	26,860,287
Globus Medical Inc*	609,500	29,079,245
		55,939,532
Health Care Technology – 0.5%
Omnicell Inc*	233,495	16,489,417
Hotels, Restaurants & Leisure – 1.3%
Cedar Fair LP	553,927	15,232,993
Century Casinos Inc*,£	1,932,462	8,019,717
Cracker Barrel Old Country Store Inc	142,506	15,805,340
		39,058,050
Household Durables – 0.5%
Leggett & Platt Inc	441,047	15,502,802
Information Technology Services – 2.9%
Cass Information Systems Inc	636,062	24,825,500
WNS Holdings Ltd*	1,222,348	67,204,693
		92,030,193
Insurance – 7.9%
Argo Group International Holdings Ltd	1,299,699	45,268,516
First American Financial Corp	903,716	43,396,442
Hanover Insurance Group Inc	949,460	96,208,782
RenaissanceRe Holdings Ltd	367,399	62,836,251
		247,709,991
Machinery – 2.0%
Lincoln Electric Holdings Inc	727,098	61,250,736
Metals & Mining – 0.8%
Commercial Metals Co	1,185,019	24,174,388
Multi-Utilities – 2.5%
Black Hills Corp	1,079,743	61,178,238
NorthWestern Corp	324,545	17,694,193
		78,872,431
Oil, Gas & Consumable Fuels – 1.6%
Delek US Holdings Inc	1,661,955	28,934,637
Parsley Energy Inc	2,050,501	21,899,351
		50,833,988
Pharmaceuticals – 0.7%
Phibro Animal Health Corp£	779,673	20,482,010
Professional Services – 1.4%
Korn Ferry	1,405,228	43,182,656

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Real Estate Management & Development – 1.2%
Marcus & Millichap Inc*	1,263,830	$36,474,134
Semiconductor & Semiconductor Equipment – 1.9%
Cabot Microelectronics Corp	221,232	30,870,713
MKS Instruments Inc	259,095	29,339,918
		60,210,631
Specialty Retail – 0.3%
Hudson Ltd - Class A*,£	1,984,198	9,663,044
Textiles, Apparel & Luxury Goods – 4.1%
Carter's Inc	377,506	30,464,734
Columbia Sportswear Co	646,830	52,121,561
Steven Madden Ltd	1,900,064	46,912,580
		129,498,875
Thrifts & Mortgage Finance – 3.6%
Washington Federal Inc	2,197,598	58,983,530
WSFS Financial Corp	1,909,609	54,805,778
		113,789,308
Trading Companies & Distributors – 1.6%
GATX Corp	823,377	50,209,530
Total Common Stocks (cost $3,126,084,020)		3,008,078,200
Repurchase Agreements – 3.6%
ING Financial Markets LLC, Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $50,000,069 collateralized by $45,315,323 in U.S. Treasuries 0.1250% - 3.0000%, 1/15/22 - 2/15/48 with a value of $51,000,079	$50,000,000	50,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $17,300,024 collateralized by $17,248,424 in U.S. Treasuries 0.1250% - 2.7500%, 1/15/22 - 2/15/41 with a value of $17,646,036	17,300,000	17,300,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0600%, dated 6/30/20, maturing 7/1/20 to be repurchased at $45,000,075 collateralized by $36,713,205 in U.S. Treasuries 0.5000% - 2.8750%, 7/31/25 - 5/15/49 with a value of $45,900,090	45,000,000	45,000,000
Total Repurchase Agreements (cost $112,300,000)		112,300,000
Total Investments (total cost $3,238,384,020) – 99.9%		3,120,378,200
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		4,589,174
Net Assets – 100%		$3,124,967,374

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,994,951,579	96.0%
India	67,204,693	2.1
United Kingdom	58,221,928	1.9

Total	$3,120,378,200	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Common Stocks - 3.2%
Aerospace & Defense - N/A
National Presto Industries Inc PLC	$1,508,016	$(9,998,012)	$4,146,436	$-
Banks - N/A
Carolina Financial Corp	364,321	(13,999,970)	463,816	-
Chemicals - N/A
Westlake Chemical Partners LPš	3,224,939	(860,971)	(8,879,799)	N/A
Electrical Equipment - 2.6%
Encore Wire Corp	54,357	-	(5,831,105)	54,201,819
Thermon Group Holdings Inc*	-	-	(18,056,075)	26,694,003
Total Electrical Equipment	$54,357	$-	$(23,887,180)	$80,895,822
Entertainment - N/A
Sciplay Corp*	-	(2,052,993)	70,352	-
Food & Staples Retailing - N/A
Ingles Markets Incš	401,403	7,821,605	1,822,874	N/A
Hotels, Restaurants & Leisure - 0.3%
Century Casinos Inc*	-	-	(9,201,340)	8,019,717
Pharmaceuticals - N/A
Phibro Animal Health Corpš	456,940	(4,919,228)	172,016	N/A
Specialty Retail - 0.3%
Hudson Ltd - Class A*	-	-	(8,278,597)	9,663,044
Textiles, Apparel & Luxury Goods - N/A
Movado Group Inc	434,237	(17,442,370)	1,441,705	-
Total Affiliated Investments - 3.2%	$6,444,213	$(41,451,939)	$(42,129,717)	$98,578,583

(1) For securities that were affiliated for a portion of the year ended June 30, 2020, this column reflects amounts for the entire year ended June 30, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Schedule of Investments

June 30, 2020

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Common Stocks - 3.2%
Aerospace & Defense - N/A
National Presto Industries Inc PLC	42,121,741	-	(36,270,165)	-
Banks - N/A
Carolina Financial Corp	45,283,575	3,113,255	(34,860,676)	-
Chemicals - N/A
Westlake Chemical Partners LPš	40,215,961	3,505,811	(4,198,325)	29,782,677
Electrical Equipment - 2.6%
Encore Wire Corp	26,923,661	33,109,263	-	54,201,819
Thermon Group Holdings Inc*	41,899,608	2,850,470	-	26,694,003
Entertainment - N/A
Sciplay Corp*	9,952,432	8,131,091	(16,100,882)	-
Food & Staples Retailing - N/A
Ingles Markets Incš	26,913,068	8,526,954	(23,998,032)	21,086,469
Hotels, Restaurants & Leisure - 0.3%
Century Casinos Inc*	12,020,085	5,200,972	-	8,019,717
Pharmaceuticals - N/A
Phibro Animal Health Corpš	29,264,967	9,632,058	(13,667,803)	20,482,010
Specialty Retail - 0.3%
Hudson Ltd - Class A*	-	17,941,641	-	9,663,044
Textiles, Apparel & Luxury Goods - N/A
Movado Group Inc	27,717,660	2,630,076	(14,347,071)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of June 30, 2020.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,008,078,200	$-	$-
Repurchase Agreements	-	112,300,000	-
Total Assets	$3,008,078,200	$112,300,000	$-

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,909,499,617
Affiliated investments, at value(2)	98,578,583
Repurchase agreements, at value(3)	112,300,000
Cash	25,681
Non-interested Trustees' deferred compensation	64,184
Receivables:
Fund shares sold	46,842,267
Investments sold	20,321,518
Dividends	4,756,043
Interest	168
Other assets	10,415
Total Assets	3,192,398,476
Liabilities:
Payables:	—
Fund shares repurchased	45,211,769
Investments purchased	19,134,900
Advisory fees	2,153,765
Transfer agent fees and expenses	541,589
Non-interested Trustees' deferred compensation fees	64,184
12b-1 Distribution and shareholder servicing fees	53,975
Professional fees	42,166
Non-interested Trustees' fees and expenses	17,085
Affiliated fund administration fees payable	6,400
Custodian fees	6,066
Accrued expenses and other payables	199,203
Total Liabilities	67,431,102
Net Assets	$3,124,967,374

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,456,202,271
Total distributable earnings (loss)	(331,234,897)
Total Net Assets	$3,124,967,374
Net Assets - Class A Shares	$64,024,634
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,638,905
Net Asset Value Per Share(4)	$17.59
Maximum Offering Price Per Share(5)	$18.66
Net Assets - Class C Shares	$20,967,034
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,277,337
Net Asset Value Per Share(4)	$16.41
Net Assets - Class D Shares	$86,650,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,967,514
Net Asset Value Per Share	$17.44
Net Assets - Class I Shares	$1,584,585,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	90,418,077
Net Asset Value Per Share	$17.53
Net Assets - Class L Shares	$97,949,573
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,425,474
Net Asset Value Per Share	$18.05
Net Assets - Class N Shares	$676,893,753
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,689,090
Net Asset Value Per Share	$17.50
Net Assets - Class R Shares	$33,723,917
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,980,467
Net Asset Value Per Share	$17.03
Net Assets - Class S Shares	$43,538,170
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,513,035
Net Asset Value Per Share	$17.32
Net Assets - Class T Shares	$516,633,952
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,533,046
Net Asset Value Per Share	$17.49

(1) Includes cost of $3,009,323,518.

(2) Includes cost of $116,760,502.

(3) Includes cost of repurchase agreements of $112,300,000.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$64,522,321
Dividends from affiliates	6,444,213
Interest	1,885,509
Foreign tax withheld	(8,782)
Total Investment Income	72,843,261
Expenses:
Advisory fees	27,258,560
12b-1 Distribution and shareholder servicing fees:
Class A Shares	155,843
Class C Shares	254,809
Class R Shares	183,052
Class S Shares	140,873
Transfer agent administrative fees and expenses:
Class D Shares	125,726
Class L Shares	270,952
Class R Shares	91,526
Class S Shares	140,873
Class T Shares	1,554,519
Transfer agent networking and omnibus fees:
Class A Shares	462,038
Class C Shares	26,550
Class I Shares	2,535,383
Other transfer agent fees and expenses:
Class A Shares	5,042
Class C Shares	2,033
Class D Shares	22,069
Class I Shares	77,991
Class L Shares	2,289
Class N Shares	19,349
Class R Shares	919
Class S Shares	1,288
Class T Shares	8,514
Shareholder reports expense	401,695
Registration fees	266,288
Affiliated fund administration fees	82,976
Non-interested Trustees’ fees and expenses	73,234
Professional fees	51,411
Custodian fees	28,684
Other expenses	257,885
Total Expenses	34,502,371
Less: Excess Expense Reimbursement and Waivers	(653,394)
Net Expenses	33,848,977
Net Investment Income/(Loss)	38,994,284

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(180,974,458)
Investments in affiliates	(41,451,939)
Total Net Realized Gain/(Loss) on Investments	(222,426,397)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(443,907,083)
Investments in affiliates	(42,129,717)
Total Change in Unrealized Net Appreciation/Depreciation	(486,036,800)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(669,468,913)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$38,994,284	$44,191,113
Net realized gain/(loss) on investments	(222,426,397)	21,426,027
Change in unrealized net appreciation/depreciation	(486,036,800)	(45,833,985)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(669,468,913)	19,783,155
Dividends and Distributions to Shareholders:
Class A Shares	(389,251)	(2,987,406)
Class C Shares	—	(1,797,068)
Class D Shares	(1,166,768)	(8,017,337)
Class I Shares	(19,472,600)	(91,273,193)
Class L Shares	(1,673,843)	(10,501,317)
Class N Shares	(8,469,438)	(36,284,439)
Class R Shares	(86,715)	(2,426,564)
Class S Shares	(381,210)	(3,695,845)
Class T Shares	(5,914,539)	(44,391,091)
Net Decrease from Dividends and Distributions to Shareholders	(37,554,364)	(201,374,260)
Capital Share Transactions:
Class A Shares	15,262,337	9,555,762
Class C Shares	(2,835,901)	4,657,528
Class D Shares	(8,889,943)	(3,545,983)
Class I Shares	404,892,887	341,908,866
Class L Shares	(23,873,116)	(14,320,006)
Class N Shares	229,160,804	148,020,442
Class R Shares	3,553,644	13,697
Class S Shares	316,811	(3,029,927)
Class T Shares	(2,913,313)	(90,250,816)
Net Increase/(Decrease) from Capital Share Transactions	614,674,210	393,009,563
Net Increase/(Decrease) in Net Assets	(92,349,067)	211,418,458
Net Assets:
Beginning of period	3,217,316,441	3,005,897,983
End of period	$3,124,967,374	$3,217,316,441

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.57	$23.18	$23.19	$19.64	$22.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.25	0.09	0.07	0.11
Net realized and unrealized gain/(loss)	(4.00)	(0.39)	1.87	4.26	(0.03)
Total from Investment Operations	(3.85)	(0.14)	1.96	4.33	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	—	(0.01)	(0.05)	(0.06)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.13)	(1.47)	(1.97)	(0.78)	(2.72)
Net Asset Value, End of Period	$17.59	$21.57	$23.18	$23.19	$19.64
Total Return*	(17.98)%	0.56%	8.44%	22.16%	1.38%
Net Assets, End of Period (in thousands)	$64,025	$61,505	$54,782	$53,732	$39,424
Average Net Assets for the Period (in thousands)	$62,337	$48,049	$53,655	$46,728	$39,350
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.86%	1.27%	1.35%	1.36%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.14%	1.26%	1.35%	1.34%
Ratio of Net Investment Income/(Loss)	0.77%	1.15%	0.40%	0.31%	0.57%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.12	$21.87	$22.09	$18.82	$21.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.11	(0.05)	(0.06)	0.03
Net realized and unrealized gain/(loss)	(3.77)	(0.39)	1.79	4.06	(0.04)
Total from Investment Operations	(3.71)	(0.28)	1.74	4.00	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—(2)	—
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	—	(1.47)	(1.96)	(0.73)	(2.66)
Net Asset Value, End of Period	$16.41	$20.12	$21.87	$22.09	$18.82
Total Return*	(18.44)%	(0.07)%	7.84%	21.38%	0.97%
Net Assets, End of Period (in thousands)	$20,967	$29,619	$26,828	$21,379	$12,975
Average Net Assets for the Period (in thousands)	$26,855	$26,902	$23,627	$17,299	$11,777
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.92%	1.75%	1.86%	1.94%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.92%	1.75%	1.86%	1.94%	1.77%
Ratio of Net Investment Income/(Loss)	0.30%	0.56%	(0.24)%	(0.27)%	0.15%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.38	$22.99	$23.01	$19.50	$22.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.32	0.16	0.14	0.17
Net realized and unrealized gain/(loss)	(3.96)	(0.41)	1.86	4.21	(0.03)
Total from Investment Operations	(3.72)	(0.09)	2.02	4.35	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.05)	(0.08)	(0.11)	(0.17)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.22)	(1.52)	(2.04)	(0.84)	(2.83)
Net Asset Value, End of Period	$17.44	$21.38	$22.99	$23.01	$19.50
Total Return*	(17.65)%	0.82%	8.79%	22.47%	1.75%
Net Assets, End of Period (in thousands)	$86,650	$116,468	$127,533	$134,026	$81,616
Average Net Assets for the Period (in thousands)	$105,847	$117,978	$130,614	$122,637	$74,406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.83%	0.96%	1.04%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.83%	0.96%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	1.20%	1.48%	0.70%	0.63%	0.86%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.50	$23.12	$23.13	$19.60	$22.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.33	0.18	0.14	0.18
Net realized and unrealized gain/(loss)	(3.97)	(0.41)	1.87	4.24	(0.03)
Total from Investment Operations	(3.73)	(0.08)	2.05	4.38	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.07)	(0.10)	(0.12)	(0.16)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.24)	(1.54)	(2.06)	(0.85)	(2.82)
Net Asset Value, End of Period	$17.53	$21.50	$23.12	$23.13	$19.60
Total Return*	(17.62)%	0.89%	8.85%	22.50%	1.78%
Net Assets, End of Period (in thousands)	$1,584,586	$1,531,568	$1,264,218	$1,029,136	$350,777
Average Net Assets for the Period (in thousands)	$1,646,400	$1,337,975	$1,150,680	$791,904	$363,550
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.79%	0.88%	1.03%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.79%	0.88%	1.03%	0.99%
Ratio of Net Investment Income/(Loss)	1.19%	1.52%	0.77%	0.66%	0.89%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.13	$23.73	$23.69	$20.04	$22.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.28	0.36	0.20	0.17	0.20
Net realized and unrealized gain/(loss)	(4.10)	(0.42)	1.91	4.33	(0.03)
Total from Investment Operations	(3.82)	(0.06)	2.11	4.50	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.07)	(0.11)	(0.12)	(0.20)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.26)	(1.54)	(2.07)	(0.85)	(2.86)
Net Asset Value, End of Period	$18.05	$22.13	$23.73	$23.69	$20.04
Total Return*	(17.53)%	0.97%	8.91%	22.63%	1.85%
Net Assets, End of Period (in thousands)	$97,950	$148,304	$173,144	$193,771	$195,526
Average Net Assets for the Period (in thousands)	$130,117	$155,137	$187,635	$198,852	$186,026
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.88%	1.02%	1.10%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.69%	0.84%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	1.36%	1.62%	0.84%	0.77%	0.99%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.46	$23.08	$23.09	$19.55	$22.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.35	0.19	0.17	0.20
Net realized and unrealized gain/(loss)	(3.95)	(0.42)	1.88	4.23	(0.03)
Total from Investment Operations	(3.69)	(0.07)	2.07	4.40	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.08)	(0.12)	(0.13)	(0.21)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.27)	(1.55)	(2.08)	(0.86)	(2.87)
Net Asset Value, End of Period	$17.50	$21.46	$23.08	$23.09	$19.55
Total Return*	(17.48)%	0.97%	8.97%	22.67%	1.88%
Net Assets, End of Period (in thousands)	$676,894	$585,199	$470,614	$300,685	$175,258
Average Net Assets for the Period (in thousands)	$632,706	$515,945	$402,129	$253,523	$185,180
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.68%	0.81%	0.88%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.68%	0.81%	0.88%	0.89%
Ratio of Net Investment Income/(Loss)	1.31%	1.65%	0.83%	0.78%	1.02%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.84	$22.53	$22.64	$19.23	$21.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.18	0.02	0.01	0.05
Net realized and unrealized gain/(loss)	(3.87)	(0.40)	1.83	4.15	(0.03)
Total from Investment Operations	(3.76)	(0.22)	1.85	4.16	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	(0.02)	(0.01)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.05)	(1.47)	(1.96)	(0.75)	(2.67)
Net Asset Value, End of Period	$17.03	$20.84	$22.53	$22.64	$19.23
Total Return*	(18.11)%	0.20%	8.15%	21.78%	1.12%
Net Assets, End of Period (in thousands)	$33,724	$37,555	$39,887	$35,452	$17,504
Average Net Assets for the Period (in thousands)	$36,610	$36,037	$38,061	$26,130	$16,585
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.43%	1.56%	1.64%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.43%	1.56%	1.64%	1.64%
Ratio of Net Investment Income/(Loss)	0.57%	0.87%	0.09%	0.03%	0.27%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.23	$22.85	$22.89	$19.41	$22.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.24	0.09	0.06	0.10
Net realized and unrealized gain/(loss)	(3.95)	(0.39)	1.83	4.20	(0.03)
Total from Investment Operations	(3.78)	(0.15)	1.92	4.26	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	—	—	(0.05)	(0.07)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.13)	(1.47)	(1.96)	(0.78)	(2.73)
Net Asset Value, End of Period	$17.32	$21.23	$22.85	$22.89	$19.41
Total Return*	(17.96)%	0.52%	8.37%	22.08%	1.38%
Net Assets, End of Period (in thousands)	$43,538	$55,050	$61,772	$70,490	$56,720
Average Net Assets for the Period (in thousands)	$56,349	$55,579	$66,582	$68,319	$51,668
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.18%	1.30%	1.38%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.18%	1.30%	1.38%	1.38%
Ratio of Net Investment Income/(Loss)	0.87%	1.14%	0.37%	0.29%	0.52%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.44	$23.03	$23.05	$19.53	$22.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.30	0.14	0.12	0.15
Net realized and unrealized gain/(loss)	(3.98)	(0.40)	1.86	4.22	(0.03)
Total from Investment Operations	(3.76)	(0.10)	2.00	4.34	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.02)	(0.06)	(0.09)	(0.14)
Distributions (from capital gains)	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.19)	(1.49)	(2.02)	(0.82)	(2.80)
Net Asset Value, End of Period	$17.49	$21.44	$23.03	$23.05	$19.53
Total Return*	(17.74)%	0.76%	8.69%	22.39%	1.63%
Net Assets, End of Period (in thousands)	$516,634	$652,049	$787,120	$805,793	$565,214
Average Net Assets for the Period (in thousands)	$621,808	$681,320	$805,838	$721,659	$510,577
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	0.92%	1.05%	1.13%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	0.92%	1.05%	1.13%	1.13%
Ratio of Net Investment Income/(Loss)	1.11%	1.38%	0.60%	0.55%	0.78%
Portfolio Turnover Rate	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors, subject to the Fund’s closed fund policies.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit

24	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

26	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

28	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$67,300,000	$—	$(67,300,000)	$—
Royal Bank of Canada, NY Branch	45,000,000	—	(45,000,000)	—

Total	$112,300,000	$—	$(112,300,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

Janus Investment Fund	29

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.82%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

30	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for

Janus Investment Fund	31

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $24,612.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class A Shares paid CDSCs of $624 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

32	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $2,368.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $2,052,855 in purchases and $577,500 in sales, resulting in a net realized loss of $162,390. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 37,943,777	$ -	$(255,379,337)	$ -	$ -	$ (56,528)	$(113,742,809)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(255,379,337)	$ -	$ (255,379,337)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,234,121,009	$252,927,241	$(366,670,050)	$ (113,742,809)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 37,554,364	$ -	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,515,910	$ 193,858,350	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (357)	$ 2,188,493	$ (2,188,136)

34	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,164,486	$ 42,685,985	1,568,011	$ 33,410,136
Reinvested dividends and distributions	8,855	204,816	110,627	2,021,148
Shares repurchased	(1,386,334)	(27,628,464)	(1,190,333)	(25,875,522)
Net Increase/(Decrease)	787,007	$ 15,262,337	488,305	$ 9,555,762
Class C Shares:
Shares sold	412,544	$ 8,189,862	523,587	$ 10,389,969
Reinvested dividends and distributions	-	-	99,619	1,702,497
Shares repurchased	(607,665)	(11,025,763)	(377,676)	(7,434,938)
Net Increase/(Decrease)	(195,121)	$ (2,835,901)	245,530	$ 4,657,528
Class D Shares:
Shares sold	439,764	$ 8,740,206	496,719	$ 10,612,769
Reinvested dividends and distributions	49,638	1,136,224	434,202	7,854,708
Shares repurchased	(968,386)	(18,766,373)	(1,032,005)	(22,013,460)
Net Increase/(Decrease)	(478,984)	$ (8,889,943)	(101,084)	$ (3,545,983)
Class I Shares:
Shares sold	42,884,428	$850,390,290	30,640,890	$649,672,429
Reinvested dividends and distributions	781,260	17,961,173	4,592,871	83,498,397
Shares repurchased	(24,487,893)	(463,458,576)	(18,676,639)	(391,261,960)
Net Increase/(Decrease)	19,177,795	$404,892,887	16,557,122	$341,908,866
Class L Shares:
Shares sold	210,452	$ 4,350,291	187,111	$ 4,041,536
Reinvested dividends and distributions	66,862	1,582,627	531,470	9,943,810
Shares repurchased	(1,551,906)	(29,806,034)	(1,314,558)	(28,305,352)
Net Increase/(Decrease)	(1,274,592)	$ (23,873,116)	(595,977)	$ (14,320,006)
Class N Shares:
Shares sold	19,100,455	$375,815,432	10,068,049	$220,259,039
Reinvested dividends and distributions	343,412	7,877,874	1,910,382	34,654,327
Shares repurchased	(8,021,117)	(154,532,502)	(5,106,167)	(106,892,924)
Net Increase/(Decrease)	11,422,750	$229,160,804	6,872,264	$148,020,442
Class R Shares:
Shares sold	576,098	$ 11,157,082	377,892	$ 7,882,617
Reinvested dividends and distributions	3,737	83,742	128,608	2,275,075
Shares repurchased	(401,066)	(7,687,180)	(475,500)	(10,143,995)
Net Increase/(Decrease)	178,769	$ 3,553,644	31,000	$ 13,697
Class S Shares:
Shares sold	1,139,337	$ 23,019,689	444,519	$ 9,402,166
Reinvested dividends and distributions	16,741	381,178	205,420	3,695,508
Shares repurchased	(1,236,359)	(23,084,056)	(759,601)	(16,127,601)
Net Increase/(Decrease)	(80,281)	$ 316,811	(109,662)	$ (3,029,927)
Class T Shares:
Shares sold	10,020,891	$205,029,493	6,220,373	$132,818,328
Reinvested dividends and distributions	252,423	5,795,634	2,410,785	43,731,644
Shares repurchased	(11,157,977)	(213,738,440)	(12,394,026)	(266,800,788)
Net Increase/(Decrease)	(884,663)	$ (2,913,313)	(3,762,868)	$ (90,250,816)

Janus Investment Fund	35

Janus Henderson Small Cap Value Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,524,128,333	$1,868,094,026	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

38	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

40	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

42	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

Janus Investment Fund	43

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

44	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	45

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Dividends Received Deduction Percentage	95%
Qualified Dividend Income Percentage	95%

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

60	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	61

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

62	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	63

Janus Henderson Small Cap Value Fund

Notes

NotesPage1

64	JUNE 30, 2020

Janus Henderson Small Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	65

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93034 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Small-Mid Cap Value Fund (formerly named Janus Henderson Select Value Fund)

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small-Mid Cap Value Fund

Janus Henderson Small-Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies that have strong management teams, stable balance sheets and durable competitive advantages and are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Justin Tugman co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2020, the Janus Henderson Small-Mid Cap Value Fund’s Class I Shares returned -14.19%, outperforming its primary benchmark, the Russell 2500® Value Index, which returned -15.50%.

INVESTMENT ENVIRONMENT

Early in the period, equities found support as central banks around the world shifted to accommodative monetary policy and continued easing through the end of 2019. Amid several positives for the market – a trade deal with China, increased clarity regarding Brexit, solid employment numbers and optimism about strong consumer holiday spending – the environment at the close of 2019 was risk-on, led by cyclical stocks, small caps and higher-beta equities. However, equities experienced heightened volatility in the first half of 2020 as the COVID-19 coronavirus spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions.

The Federal Reserve provided support for the economy with near-zero interest rates and expanded asset buying. Indeed, the largesse of fiscal and monetary policies has seemed to know no bounds. Stocks recovered ground in the second quarter of 2020 as a result of that support coupled with declining COVID-19 infection rates and the reopening of economies. Investors then looked past weak economic data to focus on prospects for a recovery in the latter part of 2020. The divergence between Main Street and Wall Street has seemed to widen as economies have reopened. Assessing valuations in a market that continues to rally has remained a challenge, as the range of earnings outcomes is expansive, warranting a more defensive approach.

PERFORMANCE DISCUSSION

The Fund’s performance during the period was driven by strong stock selection in real estate, industrials and information technology. Technology produced one of the highest returns in the benchmark due to strength in semiconductors, an area where we remain underweight given our view that these stocks are stretched on various valuation metrics. However, our overweight in semiconductor equipment benefited relative returns, with positive contribution from MKS Instruments, a company that supplies products used to manufacture flat panel displays, magnetic and optical storage devices and media, solar cells and fiber-optic cables. Our holding in American multinational software company Citrix Systems also contributed. In real estate, our eclectic mix of higher-quality stocks produced strong returns relative to the benchmark. Equity LifeStyle Properties, a real estate investment trust (REIT) specializing in manufactured housing communities, was among the Fund’s largest individual contributors to relative performance. Within industrials, our focus on owning a collection of what we believe are high-quality companies that are, as a whole, less cyclical than the benchmark was additive to the sector’s relative performance over the period, even as we lagged the benchmark in the beginning of 2020 when housing-related and building materials stocks led performance. While we spent time researching holdings in this area, we were wary of rising underemployment and the potential long-term impact of the pandemic in an already-cyclical industry.

The Fund’s underweight in health care was the biggest detractor from relative performance during the period, given biotech was up over 18% in the benchmark. We don’t believe biotech companies, small caps in particular, fit our process well, given many of these companies do not have earnings and could face substantial downside risk if their products are not approved. Stock selection in financials and materials also weighed on relative returns. Within financials, the Fund’s overweight in both banks and insurance detracted, with specialty insurance underwriter Argo Group and financial services provider Atlantic Union Bankshares Corp. among the top individual detractors on

Janus Investment Fund	1

Janus Henderson Small-Mid Cap Value Fund (unaudited)

a relative basis. In materials, The Mosaic Company, a producer and distributor of crop nutrients to agricultural communities in North America and other countries, also was among the largest individual detractors.

During this extremely volatile period, when the market provided opportunities, we sought to add to positions that we believe are solid multiyear holdings. The extreme volatility also presented new buying opportunities for companies on our “wish list” that became more attractive from a valuation and reward-to-risk perspective in the latter half of the period. Key to our process is calculating reward-to-risk ratios for individual stocks, and we had built a broad inventory of potential investable ideas while waiting for more appealing valuations. Many of these ideas became portfolio holdings late in the period. New holdings came from a broad array of industries, including health care, utilities and semiconductors. We reduced or eliminated names that held up better in the earlier part of the period and those that we had less conviction in. These adjustments primarily have been within industrials, financials (both banks and insurance) and REITs.

OUTLOOK

Despite the recent price moves in many fundamentally challenged sectors and stocks giving the “all clear” signal, we remain cautious given the sizable competitive headwinds they face. In addition, in a post-pandemic economy, many of these companies will need to alter their business models. At the portfolio level, we continue to be overweight banks given their attractive valuations and ample capital levels, but we understand the credit risk headwinds of varying degrees in the near term. Another overweight sector is technology, which possesses many quality attributes we favor – strong balance sheets, healthy free cash flow and earnings stability in a chaotic economic environment. Conversely, we remain underweight sectors that we view as fundamentally challenged, such as consumer discretionary and energy. As is standard at Perkins, we continue to focus on owning high-quality companies with durable competitive advantages and balance sheets to weather economic shocks, with strict attention to reward-to-risk in the individual stock price. Undoubtedly, there will be continued volatility ahead – in both directions – but we welcome those opportunities to find new names with attractive reward-to-risk profiles for inclusion in the portfolio.

Thank you for your investment with us in the Janus Henderson Small-Mid Cap Value Fund.

2	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Citrix Systems Inc	1.42%	1.08%	Argo Group International Holdings Ltd	2.35%	-1.01%
MKS Instruments Inc	1.47%	0.66%	Delek US Holdings Inc	0.79%	-0.94%
Equity Commonwealth	2.47%	0.64%	ChampionX Corporation	0.80%	-0.87%
Equity LifeStyle Properties Inc	2.72%	0.58%	Mosaic Company	1.00%	-0.74%
Cal-Maine Foods Inc	1.47%	0.58%	Atlantic Union Bankshares Corporation	2.15%	-0.56%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Real Estate	2.62%	11.77%	14.77%
	Other**	1.58%	4.80%	0.00%
	Industrials	0.88%	15.11%	13.31%
	Information Technology	0.82%	10.41%	9.41%
	Consumer Staples	0.25%	7.32%	3.50%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.56%	2.39%	6.39%
	Financials	-1.18%	24.66%	23.13%
	Materials	-0.85%	10.56%	6.25%
	Consumer Discretionary	-0.47%	4.55%	9.96%
	Utilities	-0.03%	5.13%	6.24%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Washington Federal Inc
Thrifts & Mortgage Finance	3.2%
BWX Technologies Inc
Aerospace & Defense	2.8%
STAG Industrial Inc
Equity Real Estate Investment Trusts (REITs)	2.8%
F5 Networks Inc
Communications Equipment	2.7%
WSFS Financial Corp
Thrifts & Mortgage Finance	2.6%
14.1%

Asset Allocation - (% of Net Assets)
Common Stocks	95.2%
Repurchase Agreements	5.2%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

4	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-14.37%	4.26%	7.74%	1.91%	1.29%
Class A Shares at MOP	-19.27%	3.04%	6.99%
Class C Shares at NAV	-15.04%	3.43%	6.90%	3.30%	2.08%
Class C Shares at CDSC	-15.81%	3.43%	6.90%
Class D Shares(1)	-14.20%	4.47%	7.96%	1.45%	1.10%
Class I Shares	-14.19%	4.51%	8.05%	1.39%	1.06%
Class N Shares	-14.09%	4.54%	7.95%	1.41%	0.96%
Class S Shares	-14.51%	4.25%	7.65%	4.34%	1.46%
Class T Shares	-14.40%	4.35%	7.85%	1.51%	1.20%
Russell 2500 Value Index	-15.50%	1.85%	8.31%
Russell 3000 Value Index	-9.42%	4.41%	10.01%
Morningstar Quartile - Class I Shares	3rd	1st	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	278/425	49/393	240/352

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective August 1, 2019, Select Value Fund’s name changed to Small-Mid Cap Value Fund and its focus shifted from investing primarily in the common stocks of companies of any size to investing primarily in the common stocks of small- and mid-sized companies. To better reflect this strategy change, the Fund's benchmark also changed to the Russell 2500TM Value Index.

Effective August 1, 2019, Kevin Preloger and Justin Tugman are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

6	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$790.20	$5.92	$1,000.00	$1,018.25	$6.67	1.33%
Class C Shares	$1,000.00	$787.10	$9.51	$1,000.00	$1,014.22	$10.72	2.14%
Class D Shares	$1,000.00	$790.70	$5.16	$1,000.00	$1,019.10	$5.82	1.16%
Class I Shares	$1,000.00	$791.10	$4.99	$1,000.00	$1,019.29	$5.62	1.12%
Class N Shares	$1,000.00	$791.30	$4.54	$1,000.00	$1,019.79	$5.12	1.02%
Class S Shares	$1,000.00	$789.00	$6.67	$1,000.00	$1,017.40	$7.52	1.50%
Class T Shares	$1,000.00	$789.60	$5.47	$1,000.00	$1,018.75	$6.17	1.23%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 95.2%
Aerospace & Defense – 2.8%
BWX Technologies Inc	37,686	$2,134,535
Banks – 7.9%
Atlantic Union Bankshares Corp	67,851	1,571,429
Bank of Hawaii Corp	22,601	1,387,927
FB Financial Corp	49,705	1,231,193
First Horizon National Corp	186,741	1,859,940
		6,050,489
Biotechnology – 1.2%
Coherus Biosciences Inc*	53,242	950,902
Chemicals – 8.5%
American Vanguard Corp	95,432	1,313,144
Axalta Coating Systems Ltd*	62,999	1,420,627
Innospec Inc	16,179	1,249,828
NewMarket Corp	2,557	1,024,027
Westlake Chemical Partners LP	79,365	1,503,173
		6,510,799
Commercial Services & Supplies – 4.3%
IAA Inc*	37,667	1,452,816
UniFirst Corp/MA	10,376	1,856,785
		3,309,601
Communications Equipment – 2.7%
F5 Networks Inc*	14,598	2,036,129
Containers & Packaging – 1.3%
Graphic Packaging Holding Co	68,816	962,736
Electrical Equipment – 2.2%
Encore Wire Corp	34,428	1,680,775
Electronic Equipment, Instruments & Components – 6.0%
Avnet Inc	41,603	1,160,100
Fabrinet*	17,158	1,071,002
Littelfuse Inc	7,472	1,274,947
Vishay Intertechnology Inc	72,568	1,108,113
		4,614,162
Equity Real Estate Investment Trusts (REITs) – 12.1%
Americold Realty Trust	48,433	1,758,118
Equity Commonwealth	50,718	1,633,120
Equity LifeStyle Properties Inc	28,186	1,761,061
Lamar Advertising Co	29,281	1,954,800
STAG Industrial Inc	71,813	2,105,557
		9,212,656
Food & Staples Retailing – 1.6%
Casey's General Stores Inc	8,318	1,243,707
Food Products – 5.7%
Lamb Weston Holdings Inc	17,146	1,096,144
Nomad Foods Ltd*	86,751	1,860,809
Sanderson Farms Inc	11,786	1,365,880
		4,322,833
Gas Utilities – 2.4%
Southwest Gas Holdings Inc	26,674	1,841,840
Health Care Equipment & Supplies – 1.4%
Globus Medical Inc*	22,001	1,049,668
Health Care Technology – 1.1%
Omnicell Inc*	11,738	828,938
Information Technology Services – 2.4%
WNS Holdings Ltd*	33,754	1,855,795
Insurance – 8.0%
Argo Group International Holdings Ltd	30,873	1,075,307
First American Financial Corp	30,327	1,456,303
Hanover Insurance Group Inc	19,548	1,980,799

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Hartford Financial Services Group Inc	41,720	$1,608,306
		6,120,715
Machinery – 1.4%
Lincoln Electric Holdings Inc	12,513	1,054,095
Metals & Mining – 1.2%
Commercial Metals Co	45,276	923,630
Multi-Utilities – 2.6%
Black Hills Corp	34,943	1,979,870
Oil, Gas & Consumable Fuels – 1.1%
Parsley Energy Inc	75,795	809,491
Professional Services – 1.7%
Korn Ferry	41,812	1,284,883
Semiconductor & Semiconductor Equipment – 2.7%
Maxim Integrated Products Inc	18,940	1,147,953
MKS Instruments Inc	7,858	889,840
		2,037,793
Textiles, Apparel & Luxury Goods – 5.4%
Columbia Sportswear Co	20,637	1,662,930
Levi Strauss & Co	79,762	1,068,811
Steven Madden Ltd	55,377	1,367,258
		4,098,999
Thrifts & Mortgage Finance – 5.8%
Washington Federal Inc	91,796	2,463,805
WSFS Financial Corp	69,480	1,994,076
		4,457,881
Trading Companies & Distributors – 1.7%
GATX Corp	21,897	1,335,279
Total Common Stocks (cost $75,228,866)		72,708,201
Repurchase Agreements – 5.2%
ING Financial Markets LLC, Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $4,000,006 collateralized by $3,988,075 in U.S. Treasuries 0.1250% - 2.7500%, 1/15/22 - 2/15/41 with a value of $4,080,008 (cost $4,000,000)	$4,000,000	4,000,000
Total Investments (total cost $79,228,866) – 100.4%		76,708,201
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(300,647)
Net Assets – 100%		$76,407,554

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$72,991,597	95.2%
United Kingdom	1,860,809	2.4
India	1,855,795	2.4

Total	$76,708,201	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small-Mid Cap Value Fund

Notes to Schedule of Investments and Other Information

Russell 2500® Value Index	Russell 2500® Value Index reflects the performance of U.S. small to mid-cap equities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$72,708,201	$-	$-
Repurchase Agreements	-	4,000,000	-
Total Assets	$72,708,201	$4,000,000	$-

10	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$72,708,201
Repurchase agreements, at value(2)	4,000,000
Cash	39,910
Non-interested Trustees' deferred compensation	1,572
Receivables:
Fund shares sold	100,684
Dividends	61,848
Other assets	155
Total Assets	76,912,370
Liabilities:
Payables:	—
Investments purchased	225,418
Fund shares repurchased	165,710
Professional fees	42,040
Advisory fees	26,229
Non-affiliated fund administration fees payable	14,623
Transfer agent fees and expenses	8,284
Non-interested Trustees' deferred compensation fees	1,572
12b-1 Distribution and shareholder servicing fees	1,005
Custodian fees	638
Non-interested Trustees' fees and expenses	258
Affiliated fund administration fees payable	103
Accrued expenses and other payables	18,936
Total Liabilities	504,816
Net Assets	$76,407,554

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$82,811,518
Total distributable earnings (loss)	(6,403,964)
Total Net Assets	$76,407,554
Net Assets - Class A Shares	$3,038,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	298,906
Net Asset Value Per Share(3)	$10.17
Maximum Offering Price Per Share(4)	$10.79
Net Assets - Class C Shares	$353,406
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,077
Net Asset Value Per Share(3)	$9.80
Net Assets - Class D Shares	$21,708,155
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,120,564
Net Asset Value Per Share	$10.24
Net Assets - Class I Shares	$9,847,838
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	952,753
Net Asset Value Per Share	$10.34
Net Assets - Class N Shares	$1,806,158
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	176,453
Net Asset Value Per Share	$10.24
Net Assets - Class S Shares	$1,004,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,810
Net Asset Value Per Share	$10.06
Net Assets - Class T Shares	$38,649,230
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,785,216
Net Asset Value Per Share	$10.21

(1) Includes cost of $75,228,866.

(2) Includes cost of repurchase agreements of $4,000,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$1,149,061
Interest	32,843
Total Investment Income	1,181,904
Expenses:
Advisory fees	474,454
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,422
Class C Shares	3,805
Class S Shares	2,102
Transfer agent administrative fees and expenses:
Class D Shares	27,176
Class S Shares	2,226
Class T Shares	43,505
Transfer agent networking and omnibus fees:
Class A Shares	1,139
Class C Shares	398
Class I Shares	6,617
Other transfer agent fees and expenses:
Class A Shares	223
Class C Shares	45
Class D Shares	6,108
Class I Shares	364
Class N Shares	142
Class S Shares	35
Class T Shares	442
Registration fees	104,497
Non-affiliated fund administration fees	51,212
Professional fees	43,344
Shareholder reports expense	16,254
Custodian fees	4,192
Affiliated fund administration fees	1,314
Non-interested Trustees’ fees and expenses	1,106
Other expenses	19,262
Total Expenses	815,384
Less: Excess Expense Reimbursement and Waivers	(178,350)
Net Expenses	637,034
Net Investment Income/(Loss)	544,870

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$1,313,565
Total Net Realized Gain/(Loss) on Investments	1,313,565
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(9,079,469)
Total Change in Unrealized Net Appreciation/Depreciation	(9,079,469)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,221,034)

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$544,870	$695,631
Net realized gain/(loss) on investments	1,313,565	1,382,919
Change in unrealized net appreciation/depreciation	(9,079,469)	2,373,355
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,221,034)	4,451,905
Dividends and Distributions to Shareholders:
Class A Shares	(237,847)	(71,533)
Class C Shares	(43,400)	(28,580)
Class D Shares	(2,553,239)	(2,713,335)
Class I Shares	(646,190)	(671,427)
Class N Shares	(235,713)	(220,191)
Class S Shares	(147,076)	(13,113)
Class T Shares	(2,319,707)	(3,344,817)
Net Decrease from Dividends and Distributions to Shareholders	(6,183,172)	(7,062,996)
Capital Share Transactions:
Class A Shares	1,543,155	1,516,020
Class C Shares	49,619	134,072
Class D Shares	3,648,992	3,005,147
Class I Shares	3,712,450	2,157,514
Class N Shares	689,841	343,299
Class S Shares	987,834	288,309
Class T Shares	19,858,493	(5,663,581)
Net Increase/(Decrease) from Capital Share Transactions	30,490,384	1,780,780
Net Increase/(Decrease) in Net Assets	17,086,178	(830,311)
Net Assets:
Beginning of period	59,321,376	60,151,687
End of period	$76,407,554	$59,321,376

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.17	$14.13	$13.71	$12.20	$12.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.10	0.04	0.07	0.11
Net realized and unrealized gain/(loss)	(1.71)	0.65	1.12	2.15	0.35
Total from Investment Operations	(1.61)	0.75	1.16	2.22	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.18)	—(2)	(0.12)	(0.04)
Distributions (from capital gains)	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(1.39)	(1.71)	(0.74)	(0.71)	(0.76)
Net Asset Value, End of Period	$10.17	$13.17	$14.13	$13.71	$12.20
Total Return*	(14.37)%	7.46%	8.49%	18.43%	4.22%
Net Assets, End of Period (in thousands)	$3,039	$2,055	$521	$457	$265
Average Net Assets for the Period (in thousands)	$2,169	$852	$501	$351	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.91%	1.55%	1.21%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.31%	1.31%	1.11%	1.01%
Ratio of Net Investment Income/(Loss)	0.88%	0.79%	0.29%	0.57%	0.96%
Portfolio Turnover Rate	152%	40%	58%	49%	77%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.74	$13.73	$13.43	$12.04	$12.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	(0.06)	(0.03)	(0.01)
Net realized and unrealized gain/(loss)	(1.66)	0.60	1.10	2.09	0.38
Total from Investment Operations	(1.65)	0.62	1.04	2.06	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.08)	—	(0.08)	—
Distributions (from capital gains)	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(1.29)	(1.61)	(0.74)	(0.67)	(0.72)
Net Asset Value, End of Period	$9.80	$12.74	$13.73	$13.43	$12.04
Total Return*	(15.04)%	6.52%	7.75%	17.34%	3.44%
Net Assets, End of Period (in thousands)	$353	$398	$262	$352	$165
Average Net Assets for the Period (in thousands)	$380	$318	$319	$244	$80
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.23%	3.30%	2.38%	1.99%	1.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.14%	2.09%	2.05%	1.89%	1.83%
Ratio of Net Investment Income/(Loss)	0.12%	0.16%	(0.46)%	(0.23)%	(0.05)%
Portfolio Turnover Rate	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.24	$14.19	$13.76	$12.23	$12.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.16	0.08	0.10	0.14
Net realized and unrealized gain/(loss)	(1.72)	0.61	1.13	2.14	0.35
Total from Investment Operations	(1.59)	0.77	1.21	2.24	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.19)	(0.04)	(0.12)	(0.07)
Distributions (from capital gains)	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(1.41)	(1.72)	(0.78)	(0.71)	(0.79)
Net Asset Value, End of Period	$10.24	$13.24	$14.19	$13.76	$12.23
Total Return*	(14.20)%	7.57%	8.81%	18.60%	4.46%
Net Assets, End of Period (in thousands)	$21,708	$23,948	$22,006	$25,384	$8,601
Average Net Assets for the Period (in thousands)	$22,879	$22,739	$23,560	$19,932	$6,736
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.45%	1.19%	1.02%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.10%	1.07%	0.89%	0.77%
Ratio of Net Investment Income/(Loss)	1.06%	1.22%	0.53%	0.78%	1.14%
Portfolio Turnover Rate	152%	40%	58%	49%	77%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.36	$14.21	$13.78	$12.24	$12.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.16	0.10	0.12	0.14
Net realized and unrealized gain/(loss)	(1.72)	0.63	1.11	2.13	0.36
Total from Investment Operations	(1.61)	0.79	1.21	2.25	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.11)	(0.04)	(0.12)	(0.08)
Distributions (from capital gains)	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(1.41)	(1.64)	(0.78)	(0.71)	(0.80)
Net Asset Value, End of Period	$10.34	$13.36	$14.21	$13.78	$12.24
Total Return*	(14.19)%	7.66%	8.84%	18.66%	4.50%
Net Assets, End of Period (in thousands)	$9,848	$7,535	$5,391	$74,413	$70,980
Average Net Assets for the Period (in thousands)	$6,734	$6,250	$60,942	$70,351	$68,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	1.39%	1.08%	0.93%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.06%	0.99%	0.82%	0.72%
Ratio of Net Investment Income/(Loss)	0.93%	1.20%	0.69%	0.88%	1.19%
Portfolio Turnover Rate	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$13.24	$14.20	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.19	0.10
Net realized and unrealized gain/(loss)	(1.72)	0.59	0.85
Total from Investment Operations	(1.57)	0.78	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.21)	(0.07)
Distributions (from capital gains)	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(1.43)	(1.74)	(0.81)
Net Asset Value, End of Period	$10.24	$13.24	$14.20
Total Return*	(14.09)%	7.73%	6.77%
Net Assets, End of Period (in thousands)	$1,806	$1,852	$1,585
Average Net Assets for the Period (in thousands)	$2,112	$1,782	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.41%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.96%	0.95%
Ratio of Net Investment Income/(Loss)	1.24%	1.40%	0.76%
Portfolio Turnover Rate	152%	40%	58%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.07	$14.12	$13.71	$12.21	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.09	0.04	0.08	0.12
Net realized and unrealized gain/(loss)	(1.69)	0.65	1.12	2.12	0.37
Total from Investment Operations	(1.61)	0.74	1.16	2.20	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.26)	(0.01)	(0.11)	(0.05)
Distributions (from capital gains)	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(1.40)	(1.79)	(0.75)	(0.70)	(0.77)
Net Asset Value, End of Period	$10.06	$13.07	$14.12	$13.71	$12.21
Total Return*	(14.51)%	7.51%	8.47%	18.30%	4.41%
Net Assets, End of Period (in thousands)	$1,004	$390	$100	$82	$54
Average Net Assets for the Period (in thousands)	$890	$115	$114	$74	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.16%	4.23%	2.17%	1.34%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.29%	1.34%	1.12%	0.89%
Ratio of Net Investment Income/(Loss)	0.71%	0.70%	0.27%	0.60%	1.02%
Portfolio Turnover Rate	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.22	$14.16	$13.76	$12.24	$12.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.15	0.06	0.09	0.12
Net realized and unrealized gain/(loss)	(1.76)	0.61	1.13	2.14	0.37
Total from Investment Operations	(1.62)	0.76	1.19	2.23	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.17)	(0.05)	(0.12)	(0.04)
Distributions (from capital gains)	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(1.39)	(1.70)	(0.79)	(0.71)	(0.76)
Net Asset Value, End of Period	$10.21	$13.22	$14.16	$13.76	$12.24
Total Return*	(14.40)%	7.51%	8.65%	18.48%	4.43%
Net Assets, End of Period (in thousands)	$38,649	$23,144	$30,287	$10,437	$2,125
Average Net Assets for the Period (in thousands)	$17,402	$27,284	$22,955	$6,057	$1,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.55%	1.51%	1.29%	1.10%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.20%	1.19%	1.00%	0.86%
Ratio of Net Investment Income/(Loss)	1.08%	1.14%	0.43%	0.66%	1.05%
Portfolio Turnover Rate	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Small-Mid Cap Value Fund (formerly Janus Henderson Select Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

20	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

22	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European

Janus Investment Fund	23

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$4,000,000	$—	$(4,000,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2500® Value Index. Prior to August 1, 2019, the Fund's benchmark index used in the calculation was the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.90%.

Janus Investment Fund	25

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services

26	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and

Janus Investment Fund	27

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $3,006.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $69.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $577,500 in purchases and $730,840 in sales, resulting in a net realized loss of $102,248. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ -	$ (19,990)	$ (3,412,232)	$ (1,573)	$ (2,970,169)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 79,678,370	$ 2,118,968	$ (5,089,137)	$ (2,970,169)

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 818,010	$ 5,365,162	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,931,564	$ 5,131,432	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (811)	$ (127,788)	$ 128,599

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Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	194,357	$ 2,067,913	124,148	$ 1,597,797
Reinvested dividends and distributions	18,611	237,847	6,404	71,533
Shares repurchased	(70,118)	(762,605)	(11,350)	(153,310)
Net Increase/(Decrease)	142,850	$ 1,543,155	119,202	$ 1,516,020
Class C Shares:
Shares sold	10,599	$ 117,659	15,852	$ 185,582
Reinvested dividends and distributions	3,509	43,400	2,634	28,580
Shares repurchased	(9,266)	(111,440)	(6,310)	(80,090)
Net Increase/(Decrease)	4,842	$ 49,619	12,176	$ 134,072
Class D Shares:
Shares sold	979,092	$ 10,764,455	307,713	$ 4,137,056
Reinvested dividends and distributions	190,918	2,455,201	239,631	2,688,654
Shares repurchased	(857,955)	(9,570,664)	(289,956)	(3,820,563)
Net Increase/(Decrease)	312,055	$ 3,648,992	257,388	$ 3,005,147
Class I Shares:
Shares sold	778,807	$ 8,346,254	186,203	$ 2,289,886
Reinvested dividends and distributions	49,783	646,190	59,313	671,427
Shares repurchased	(439,964)	(5,279,994)	(60,801)	(803,799)
Net Increase/(Decrease)	388,626	$ 3,712,450	184,715	$ 2,157,514
Class N Shares:
Shares sold	141,177	$ 1,698,365	84,066	$ 1,139,745
Reinvested dividends and distributions	18,343	235,713	19,642	220,191
Shares repurchased	(122,963)	(1,244,237)	(75,406)	(1,016,637)
Net Increase/(Decrease)	36,557	$ 689,841	28,302	$ 343,299
Class S Shares:
Shares sold	109,538	$ 1,399,700	24,575	$ 313,208
Reinvested dividends and distributions	11,617	147,076	1,185	13,113
Shares repurchased	(51,160)	(558,942)	(3,008)	(38,012)
Net Increase/(Decrease)	69,995	$ 987,834	22,752	$ 288,309
Class T Shares:
Shares sold	3,751,218	$ 38,790,796	432,238	$ 5,663,451
Reinvested dividends and distributions	180,663	2,319,707	298,378	3,344,817
Shares repurchased	(1,897,681)	(21,252,010)	(1,118,433)	(14,671,849)
Net Increase/(Decrease)	2,034,200	$ 19,858,493	(387,817)	$ (5,663,581)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 104,225,015	$ 79,367,287	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

30	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9.  Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Small-Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Small-Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Small-Mid Cap Value Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

32	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Janus Investment Fund	33

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

Janus Investment Fund	35

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Shareholder Meeting (unaudited)

A special meeting of the shareholders of Janus Henderson Small-Mid Cap Value Fund (formerly named Janus Henderson Select Value Fund) was held on July 11, 2019 (the “meeting”). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

Fund	Record Date Votes ($)	Number of Votes ($)
		Affirmative		Against	Abstain		BNV	Total
Janus Henderson Select Value Fund	57,465,095.146	23,663,748.552		3,514,412.233	1,903,710.799		0.000	29,081,871.583
	Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
	Affirmative	Against	Abstain	BNV	Total	Affirmative	Against	Abstain	BNV	Total
	41.179	6.116	3.313	0.000	50.608	81.369	12.085	6.546	0.000	100.000

To approve an amended and restated investment advisory agreement between Janus Investment Fund (the “Trust”), on behalf of Janus Henderson Select Value Fund (the “Fund”) and Janus Capital Management (“Janus Capital” or the “Adviser”) that changes the Fund’s benchmark index from the Russell 3000® Value Index to the Russell 2500TM Value Index for purposes of calculating the performance-based investment advisory fee.

Janus Investment Fund	49

Janus Henderson Small-Mid Cap Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$5,365,162
Dividends Received Deduction Percentage	77%
Qualified Dividend Income Percentage	77%

50	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	51

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

52	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	53

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

54	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

Janus Investment Fund	55

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

56	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	57

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

58	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	59

Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage1

60	JUNE 30, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	61

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93033 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2020, Janus Henderson U.S. Managed Volatility Fund’s Class I Shares returned 3.37%. This compares to the 7.48% return posted by the Russell 1000® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark Index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark Index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

After a strong finish to 2019, equity markets around the globe sold off sharply in the first quarter of 2020 amid concerns over the global economic impact of the COVID-19 coronavirus. Despite the sell-off and heightened volatility, U.S. equity markets still made gains of over 7% for the past 12 months. Effectively, investor sentiment has improved as economies around the globe begin to loosen lockdown restrictions and begin the reopening process.

The Fund was negatively impacted by its overall defensive positioning in what was generally a risk-on environment over the past 12 months, despite the uptick in volatility experienced amid the market sell-off period in the first quarter. In particular, an average overweight to lower-beta stocks and underweight to higher-beta stocks was a headwind on relative performance during the period.

From a sector perspective, while the portfolio benefited from an overall positive selection effect, overall active sector positioning was a detractor from the Fund’s relative performance. Specifically, an average underweight to information technology, which was the strongest-performing sector during the period, as well as average overweights to the defensive utilities and real estate sectors, detracted from the Fund’s relative performance.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. The Fund’s long-term investment objective is to produce an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that aim to improve the long-term results for our fund shareholders.

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Thank you for your investment in Janus Henderson U.S. Managed Volatility Fund.

2	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Apple Inc
Technology Hardware, Storage & Peripherals	2.8%
Bristol-Myers Squibb Co
Pharmaceuticals	2.4%
Tesla Inc
Automobiles	2.1%
NextEra Energy Inc
Electric Utilities	2.0%
AbbVie Inc
Biotechnology	1.9%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	0.6%
Investments Purchased with Cash Collateral from Securities Lending	0.0%
Rights	0.0%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	3.14%	8.55%	12.49%	7.38%	0.96%
Class A Shares at MOP	-2.76%	7.28%	11.82%	6.94%
Class C Shares at NAV	2.41%	7.84%	11.72%	6.62%	1.65%
Class C Shares at CDSC	1.42%	7.84%	11.72%	6.62%
Class D Shares(1)	3.41%	8.77%	12.69%	7.51%	0.71%
Class I Shares	3.37%	8.84%	12.80%	7.66%	0.70%
Class N Shares	3.53%	8.96%	12.88%	7.71%	0.56%
Class S Shares	3.02%	8.43%	12.40%	7.23%	1.06%
Class T Shares	3.32%	8.68%	12.62%	7.37%	0.80%
Russell 1000 Index	7.48%	10.47%	13.97%	8.78%
Morningstar Quartile - Class I Shares	3rd	3rd	2nd	3rd
Morningstar Ranking - based on total returns for Large Blend Funds	876/1,389	600/1,198	427/1,030	510/922

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain

4	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

periods of up markets, and may not achieve the desired level of protection in down markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$973.50	$4.61	$1,000.00	$1,020.19	$4.72	0.94%
Class C Shares	$1,000.00	$970.10	$7.79	$1,000.00	$1,016.96	$7.97	1.59%
Class D Shares	$1,000.00	$974.80	$3.34	$1,000.00	$1,021.48	$3.42	0.68%
Class I Shares	$1,000.00	$974.30	$3.44	$1,000.00	$1,021.38	$3.52	0.70%
Class N Shares	$1,000.00	$975.10	$2.65	$1,000.00	$1,022.18	$2.72	0.54%
Class S Shares	$1,000.00	$972.60	$5.10	$1,000.00	$1,019.69	$5.22	1.04%
Class T Shares	$1,000.00	$974.00	$3.88	$1,000.00	$1,020.94	$3.97	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 99.1%
Aerospace & Defense – 0.4%
L3Harris Technologies Inc	1,292	$219,214
Northrop Grumman Corp	5,196	1,597,458
Teledyne Technologies Inc*	8,550	2,658,623
		4,475,295
Air Freight & Logistics – 0.8%
CH Robinson Worldwide Inc	77,192	6,102,800
Expeditors International of Washington Inc	11,164	848,911
United Parcel Service Inc	12,714	1,413,543
XPO Logistics Inc*	1,552	119,892
		8,485,146
Auto Components – 0.3%
Gentex Corp	132,456	3,413,391
Automobiles – 2.1%
Tesla Inc*	20,517	22,154,462
Banks – 1.3%
Bank of America Corp	29,979	712,001
Commerce Bancshares Inc/MO	111,222	6,614,372
First Republic Bank/CA	20,168	2,137,606
JPMorgan Chase & Co	38,503	3,621,592
PNC Financial Services Group Inc	1,017	106,999
Prosperity Bancshares Inc	4,511	267,863
		13,460,433
Beverages – 1.4%
Brown-Forman Corp	132,104	8,409,741
Coca-Cola Co	9,331	416,909
Keurig Dr Pepper Inc	40,348	1,145,883
Monster Beverage Corp*	24,804	1,719,413
PepsiCo Inc	27,976	3,700,106
		15,392,052
Biotechnology – 9.1%
AbbVie Inc	212,516	20,864,821
Alexion Pharmaceuticals Inc*	8,827	990,742
Alnylam Pharmaceuticals Inc*	110,166	16,316,686
Amgen Inc	43,608	10,285,383
Biogen Inc*	6,795	1,818,002
BioMarin Pharmaceutical Inc*	37,918	4,676,806
Gilead Sciences Inc	25,296	1,946,274
Incyte Corp*	6,360	661,249
Ionis Pharmaceuticals Inc*	17,179	1,012,874
Moderna Inc*	29,801	1,913,522
Neurocrine Biosciences Inc*	29,473	3,595,706
Regeneron Pharmaceuticals Inc*	19,513	12,169,282
Seattle Genetics Inc*	51,404	8,734,568
United Therapeutics Corp*	7,891	954,811
Vertex Pharmaceuticals Inc*	40,822	11,851,035
		97,791,761
Building Products – 0%
Allegion PLC	1,670	170,707
Masco Corp	3,504	175,936
		346,643
Capital Markets – 2.9%
Cboe Global Markets Inc	97,324	9,078,383
Charles Schwab Corp	24,413	823,695
CME Group Inc	15,265	2,481,173
Interactive Brokers Group Inc	49,008	2,047,064
Intercontinental Exchange Inc	9,566	876,246
Legg Mason Inc	71,622	3,563,195
MarketAxess Holdings Inc	9,367	4,692,118
MSCI Inc	10,679	3,564,864

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
State Street Corp	64,227	$4,081,626
		31,208,364
Chemicals – 0.4%
Air Products & Chemicals Inc	1,153	278,403
Corteva Inc	27,354	732,814
International Flavors & Fragrances Inc	4,238	518,985
PPG Industries Inc	2,539	269,286
RPM International Inc	27,992	2,101,080
		3,900,568
Commercial Services & Supplies – 2.0%
Copart Inc*	45,506	3,789,285
Republic Services Inc	97,129	7,969,434
Rollins Inc	103,232	4,376,005
Stericycle Inc*	73,898	4,136,810
Waste Management Inc	13,246	1,402,884
		21,674,418
Communications Equipment – 0.1%
Ciena Corp*	9,656	522,969
Cisco Systems Inc	5,129	239,217
Juniper Networks Inc	30,324	693,207
		1,455,393
Containers & Packaging – 0.4%
AptarGroup Inc	18,681	2,091,898
Graphic Packaging Holding Co	27,770	388,502
Packaging Corp of America	15,573	1,554,185
		4,034,585
Distributors – 0.3%
Pool Corp	12,300	3,344,001
Diversified Consumer Services – 0.1%
Grand Canyon Education Inc*	7,226	654,170
Diversified Financial Services – 0.3%
Berkshire Hathaway Inc*	16,132	2,879,723
Diversified Telecommunication Services – 0.8%
AT&T Inc	60,208	1,820,088
CenturyLink Inc	20,957	210,199
Verizon Communications Inc	118,687	6,543,214
		8,573,501
Electric Utilities – 9.4%
Alliant Energy Corp	33,000	1,578,720
American Electric Power Co Inc	86,494	6,888,382
Duke Energy Corp	2,728	217,940
Entergy Corp	214,044	20,079,468
Evergy Inc	218,644	12,963,403
Eversource Energy	121,827	10,144,534
FirstEnergy Corp	151,744	5,884,632
Hawaiian Electric Industries Inc	50,080	1,805,885
NextEra Energy Inc	88,919	21,355,676
OGE Energy Corp	28,987	880,045
PPL Corp	76,560	1,978,310
Southern Co	169,386	8,782,664
Xcel Energy Inc	144,792	9,049,500
		101,609,159
Electrical Equipment – 0%
Eaton Corp PLC	2,587	226,311
Emerson Electric Co	3,141	194,836
Hubbell Inc	523	65,563
		486,710

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp	797	$76,361
Dolby Laboratories Inc	1,392	91,691
Keysight Technologies Inc*	12,807	1,290,689
		1,458,741
Entertainment – 2.3%
Activision Blizzard Inc	101,448	7,699,903
Electronic Arts Inc*	37,370	4,934,709
Netflix Inc*	7,938	3,612,108
Spotify Technology SA*	6,363	1,642,863
Take-Two Interactive Software Inc*	30,211	4,216,549
Zynga Inc*	268,373	2,560,278
		24,666,410
Equity Real Estate Investment Trusts (REITs) – 8.6%
Alexandria Real Estate Equities Inc	5,609	910,060
American Tower Corp	48,799	12,616,493
Americold Realty Trust	56,492	2,050,660
CoreSite Realty Corp	24,034	2,909,556
Crown Castle International Corp	10,204	1,707,639
Digital Realty Trust Inc	27,777	3,947,389
Duke Realty Corp	1,932	68,373
Equinix Inc	3,276	2,300,735
Equity Commonwealth	83,162	2,677,816
Equity LifeStyle Properties Inc	228,056	14,248,939
Extra Space Storage Inc	2,655	245,242
Gaming and Leisure Properties Inc	39,160	1,354,936
Invitation Homes Inc	9,648	265,609
Iron Mountain Inc#	57,406	1,498,297
Medical Properties Trust Inc	508,408	9,558,070
Mid-America Apartment Communities Inc	64,584	7,405,847
Public Storage	17,202	3,300,892
Rayonier Inc	5,686	140,956
Realty Income Corp	85,824	5,106,528
SBA Communications Corp	10,290	3,065,597
STORE Capital Corp	82,999	1,976,206
Sun Communities Inc	107,012	14,519,388
VICI Properties Inc	12,634	255,080
		92,130,308
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	18,797	2,810,527
Costco Wholesale Corp	6,377	1,933,570
Kroger Co	253,640	8,585,714
Sysco Corp	3,460	189,124
Walgreens Boots Alliance Inc	12,875	545,771
Walmart Inc	58,925	7,058,037
		21,122,743
Food Products – 5.0%
Archer-Daniels-Midland Co	17,481	697,492
Campbell Soup Co	131,932	6,547,785
Conagra Brands Inc	19,442	683,775
Flowers Foods Inc	123,337	2,757,815
General Mills Inc	94,621	5,833,385
Hershey Co	22,754	2,949,374
Hormel Foods Corp	141,998	6,854,243
Ingredion Inc	2,640	219,120
JM Smucker Co	28,662	3,032,726
Kellogg Co	98,000	6,473,880
Kraft Heinz Co	12,143	387,240
Lamb Weston Holdings Inc	199,050	12,725,267
McCormick & Co Inc/MD	20,065	3,599,862

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
Mondelez International Inc	18,354	$938,440
		53,700,404
Gas Utilities – 0.3%
Atmos Energy Corp	33,259	3,311,931
Health Care Equipment & Supplies – 1.8%
Abbott Laboratories	24,477	2,237,932
ABIOMED Inc*	1,324	319,825
Baxter International Inc	10,535	907,064
Becton Dickinson and Co	5,550	1,327,949
Cooper Cos Inc	1,069	303,211
Danaher Corp	6,587	1,164,779
DexCom Inc*	12,361	5,011,149
Edwards Lifesciences Corp*	11,339	783,638
ICU Medical Inc*	12,495	2,302,953
Insulet Corp*	156	30,305
Masimo Corp*	6,289	1,433,829
Medtronic PLC	14,741	1,351,750
ResMed Inc	6,254	1,200,768
Varian Medical Systems Inc*	3,283	402,233
West Pharmaceutical Services Inc	1,417	321,900
		19,099,285
Health Care Providers & Services – 1.3%
AmerisourceBergen Corp	25,471	2,566,713
Cardinal Health Inc	29,579	1,543,728
Centene Corp*	2,901	184,359
Chemed Corp	1,115	502,943
Cigna Corp	6,507	1,221,039
CVS Health Corp	77,300	5,022,181
DaVita Inc*	17,339	1,372,208
Humana Inc	2,553	989,926
McKesson Corp	3,014	462,408
		13,865,505
Health Care Technology – 0.1%
Cerner Corp	2,746	188,238
Veeva Systems Inc*	3,565	835,707
		1,023,945
Hotels, Restaurants & Leisure – 0.9%
Domino's Pizza Inc	20,334	7,512,193
Yum China Holdings Inc	39,585	1,902,851
		9,415,044
Household Durables – 0.7%
Garmin Ltd	3,675	358,313
NVR Inc*	935	3,046,931
PulteGroup Inc	123,981	4,219,073
		7,624,317
Household Products – 1.6%
Church & Dwight Co Inc	65,196	5,039,651
Clorox Co	11,227	2,462,867
Colgate-Palmolive Co	30,228	2,214,503
Kimberly-Clark Corp	6,991	988,178
Procter & Gamble Co	58,066	6,942,952
		17,648,151
Independent Power and Renewable Electricity Producers – 0.6%
AES Corp/VA	459,163	6,653,272
Industrial Conglomerates – 0.1%
3M Co	3,112	485,441
Roper Technologies Inc	737	286,148
		771,589

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – 2.3%
Accenture PLC	1,360	$292,019
Akamai Technologies Inc*	7,912	847,296
Amdocs Ltd	41,012	2,496,811
Black Knight Inc*	7,084	514,015
Broadridge Financial Solutions Inc	15,227	1,921,495
CACI International Inc -Class A*	6,466	1,402,346
Jack Henry & Associates Inc	9,905	1,822,817
Okta Inc*	3,084	617,509
VeriSign Inc*	11,188	2,314,014
Western Union Co	568,441	12,289,694
		24,518,016
Insurance – 2.9%
Aon PLC	170	32,742
Arthur J Gallagher & Co	17,283	1,684,920
Assurant Inc	11,072	1,143,627
Brown & Brown Inc	277,027	11,291,621
Erie Indemnity Co	16,286	3,125,283
Everest Re Group Ltd	464	95,677
Globe Life Inc	1,634	121,292
Hanover Insurance Group Inc	7,848	795,238
Marsh & McLennan Cos Inc	1,100	118,107
Progressive Corp	84,941	6,804,624
RenaissanceRe Holdings Ltd	35,493	6,070,368
White Mountains Insurance Group Ltd	500	443,985
		31,727,484
Interactive Media & Services – 0.5%
Alphabet Inc - Class A*	1,308	1,854,809
Alphabet Inc - Class C*	2,143	3,029,366
Facebook Inc*	2,595	589,247
		5,473,422
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	743	2,049,803
Life Sciences Tools & Services – 0.8%
Bio-Rad Laboratories Inc*	2,640	1,191,934
Bio-Techne Corp	3,452	911,570
Mettler-Toledo International Inc*	293	236,026
QIAGEN NV*	111,578	4,776,654
Waters Corp*	8,791	1,585,896
		8,702,080
Machinery – 0.5%
Graco Inc	26,572	1,275,190
Nordson Corp	11,631	2,206,517
PACCAR Inc	22,441	1,679,709
Pentair PLC	545	20,705
Toro Co	733	48,627
		5,230,748
Media – 2.0%
Cable One Inc	4,722	8,380,842
Charter Communications Inc*	14,673	7,483,817
Comcast Corp	32,000	1,247,360
Liberty Broadband Corp*	13,271	1,645,073
Liberty Media Corp-Liberty SiriusXM*	4,246	146,275
New York Times Co	25,211	1,059,618
Omnicom Group Inc	25,941	1,416,379
Sirius XM Holdings Inc	111,495	654,476
		22,033,840
Metals & Mining – 0.6%
Newmont Goldcorp Corp	96,823	5,977,852

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Royal Gold Inc	5,880	$731,002
		6,708,854
Mortgage Real Estate Investment Trusts (REITs) – 0%
Annaly Capital Management Inc	37,898	248,611
Multiline Retail – 1.6%
Dollar General Corp	60,101	11,449,842
Dollar Tree Inc*	3,139	290,923
Target Corp	44,843	5,378,021
		17,118,786
Multi-Utilities – 2.1%
Ameren Corp	74,679	5,254,414
CMS Energy Corp	68,054	3,975,715
Consolidated Edison Inc	35,996	2,589,192
Dominion Energy Inc	69,759	5,663,036
Sempra Energy	917	107,500
WEC Energy Group Inc	52,464	4,598,470
		22,188,327
Oil, Gas & Consumable Fuels – 0.6%
Cabot Oil & Gas Corp	245,334	4,214,838
EQT Corp	201,967	2,403,407
		6,618,245
Pharmaceuticals – 5.2%
Bristol-Myers Squibb Co	444,202	26,119,078
Eli Lilly & Co	60,703	9,966,219
Horizon Therapeutics PLC*	175,112	9,732,725
Johnson & Johnson	20,880	2,936,354
Merck & Co Inc	59,066	4,567,574
Mylan NV*	29,756	478,476
Nektar Therapeutics*	47,513	1,100,401
Pfizer Inc	26,011	850,560
		55,751,387
Professional Services – 0.3%
CoStar Group Inc*	301	213,912
IHS Markit Ltd	6,782	512,041
Verisk Analytics Inc	16,941	2,883,358
		3,609,311
Road & Rail – 1.4%
JB Hunt Transport Services Inc	9,042	1,088,114
Kansas City Southern	24,271	3,623,418
Knight-Swift Transportation Holdings Inc	11,899	496,307
Landstar System Inc	26,149	2,936,794
Old Dominion Freight Line Inc	38,562	6,539,730
		14,684,363
Semiconductor & Semiconductor Equipment – 5.3%
Advanced Micro Devices Inc*	161,507	8,496,883
Entegris Inc	91,528	5,404,728
Intel Corp	3,866	231,303
KLA Corp	9,679	1,882,372
Lam Research Corp	10,137	3,278,914
NVIDIA Corp	6,862	2,606,942
Qorvo Inc*	113,242	12,516,638
Skyworks Solutions Inc	121,947	15,592,143
Teradyne Inc	39,228	3,315,158
Texas Instruments Inc	10,322	1,310,584
Xilinx Inc	26,038	2,561,879
		57,197,544
Software – 7.3%
Adobe Inc*	2,705	1,177,514

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
ANSYS Inc*	23,584	$6,880,160
Atlassian Corp PLC*	8,942	1,611,974
Autodesk Inc*	3,374	807,027
CDK Global Inc	13,908	576,069
Ceridian HCM Holding Inc*	13,030	1,032,888
Citrix Systems Inc	57,672	8,530,266
Coupa Software Inc*	4,642	1,286,020
DocuSign Inc*	68,274	11,757,466
Dropbox Inc*	141,257	3,075,165
Fortinet Inc*	64,604	8,868,191
LogMeIn Inc	37,507	3,179,468
Microsoft Corp	26,441	5,381,008
NortonLifeLock Inc	115,382	2,288,025
Nuance Communications Inc*	2,868	72,575
Oracle Corp	15,801	873,321
Palo Alto Networks Inc*	7,942	1,824,039
RingCentral Inc*	10,293	2,933,608
salesforce.com Inc*	3,524	660,151
ServiceNow Inc*	1,992	806,880
Smartsheet Inc*	8,170	416,016
Tyler Technologies Inc*	38,482	13,348,636
Zscaler Inc*	10,616	1,162,452
		78,548,919
Specialty Retail – 1.1%
AutoZone Inc*	7,527	8,491,359
O'Reilly Automotive Inc*	1,125	474,379
Ross Stores Inc	5,628	479,731
Tiffany & Co	16,392	1,998,841
Tractor Supply Co	4,146	546,401
		11,990,711
Technology Hardware, Storage & Peripherals – 2.8%
Apple Inc	82,056	29,930,041
Textiles, Apparel & Luxury Goods – 0.9%
Carter's Inc	3,642	293,909
Lululemon Athletica Inc*	30,629	9,556,554
VF Corp	2,126	129,558
		9,980,021
Thrifts & Mortgage Finance – 0.6%
New York Community Bancorp Inc	595,478	6,073,876
Tobacco – 0.2%
Altria Group Inc	42,100	1,652,425
Philip Morris International Inc	5,372	376,362
		2,028,787
Trading Companies & Distributors – 0.4%
Fastenal Co	41,540	1,779,574
Watsco Inc	7,540	1,339,858
WW Grainger Inc	4,894	1,537,499
		4,656,931
Water Utilities – 1.8%
American Water Works Co Inc	136,580	17,572,383
Essential Utilities Inc	48,180	2,035,123
		19,607,506
Wireless Telecommunication Services – 0.2%
T-Mobile US Inc*	15,928	1,658,901
Total Common Stocks (cost $916,354,616)		1,066,167,934
Rights – 0%
Wireless Telecommunication Services – 0%
T-Mobile US Inc* (cost $0)	15,928	2,676

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $6,846,161)	6,845,477	$6,846,161
Investments Purchased with Cash Collateral from Securities Lending – 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	119,616	119,616
Time Deposits – 0%
Royal Bank of Canada, 0.0900%, 7/1/20	$29,904	29,904
Total Investments Purchased with Cash Collateral from Securities Lending (cost $149,520)		149,520
Total Investments (total cost $923,350,297) – 99.7%		1,073,166,291
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		3,342,366
Net Assets – 100%		$1,076,508,657

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,063,231,949	99.1%
Germany	4,776,654	0.4
China	1,902,851	0.2
Sweden	1,642,863	0.2
Australia	1,611,974	0.1

Total	$1,073,166,291	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$183,301	$1,566	$57	$6,846,161
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	20,978∆	-	-	119,616
Total Affiliated Investments - 0.6%	$204,279	$1,566	$57	$6,965,777

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 0.6%
Money Markets - 0.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	12,264,923	291,715,034	(297,135,419)	6,846,161
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	16,211,650	60,120,702	(76,212,736)	119,616

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,066,167,934	$-	$-
Rights	2,676	-	-
Investment Companies	-	6,846,161	-
Investments Purchased with Cash Collateral from Securities Lending	-	149,520	-
Total Assets	$1,066,170,610	$6,995,681	$-

16	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,066,200,514
Affiliated investments, at value(3)	6,965,777
Cash	2,861
Non-interested Trustees' deferred compensation	22,133
Receivables:
Investments sold	3,987,003
Dividends	1,051,212
Fund shares sold	986,462
Dividends from affiliates	1,147
Foreign tax reclaims	448
Other assets	4,806
Total Assets	1,079,222,363
Liabilities:
Collateral for securities loaned (Note 2)	149,520
Payables:	—
Fund shares repurchased	1,625,219
Advisory fees	443,289
Transfer agent fees and expenses	252,891
Professional fees	39,883
12b-1 Distribution and shareholder servicing fees	30,885
Non-affiliated fund administration fees payable	30,036
Non-interested Trustees' deferred compensation fees	22,133
Non-interested Trustees' fees and expenses	6,829
Affiliated fund administration fees payable	2,216
Custodian fees	201
Accrued expenses and other payables	110,604
Total Liabilities	2,713,706
Net Assets	$1,076,508,657

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$901,449,183
Total distributable earnings (loss)	175,059,474
Total Net Assets	$1,076,508,657
Net Assets - Class A Shares	$27,092,175
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,379,769
Net Asset Value Per Share(4)	$11.38
Maximum Offering Price Per Share(5)	$12.07
Net Assets - Class C Shares	$24,089,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,185,085
Net Asset Value Per Share(4)	$11.02
Net Assets - Class D Shares	$315,422,765
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,094,297
Net Asset Value Per Share	$11.23
Net Assets - Class I Shares	$428,888,414
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,709,065
Net Asset Value Per Share	$11.37
Net Assets - Class N Shares	$46,911,835
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,136,761
Net Asset Value Per Share	$11.34
Net Assets - Class S Shares	$26,403,982
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,324,148
Net Asset Value Per Share	$11.36
Net Assets - Class T Shares	$207,700,340
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,506,958
Net Asset Value Per Share	$11.22

(1) Includes cost of $916,384,520.

(2) Includes $146,387 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $6,965,777.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Dividends	$26,828,399
Dividends from affiliates	183,301
Affiliated securities lending income, net	20,978
Unaffiliated securities lending income, net	1,141
Other income	342
Foreign tax withheld	(2,766)
Total Investment Income	27,031,395
Expenses:
Advisory fees	6,686,096
12b-1 Distribution and shareholder servicing fees:
Class A Shares	72,548
Class C Shares	258,541
Class S Shares	70,090
Transfer agent administrative fees and expenses:
Class D Shares	389,384
Class S Shares	70,090
Class T Shares	576,145
Transfer agent networking and omnibus fees:
Class A Shares	37,748
Class C Shares	21,613
Class I Shares	978,736
Other transfer agent fees and expenses:
Class A Shares	2,434
Class C Shares	2,093
Class D Shares	54,763
Class I Shares	31,909
Class N Shares	1,457
Class S Shares	446
Class T Shares	3,559
Shareholder reports expense	180,336
Registration fees	125,783
Professional fees	46,496
Affiliated fund administration fees	33,430
Non-interested Trustees’ fees and expenses	29,013
Custodian fees	14,535
Other expenses	140,625
Total Expenses	9,827,870
Less: Excess Expense Reimbursement and Waivers	(10,029)
Net Expenses	9,817,841
Net Investment Income/(Loss)	17,213,554

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$65,540,536
Investments in affiliates	1,566
Total Net Realized Gain/(Loss) on Investments	65,542,102
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(42,343,436)
Investments in affiliates	57
Total Change in Unrealized Net Appreciation/Depreciation	(42,343,379)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$40,412,277

See Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$17,213,554	$17,818,967
Net realized gain/(loss) on investments	65,542,102	25,726,813
Change in unrealized net appreciation/depreciation	(42,343,379)	29,540,949
Net Increase/(Decrease) in Net Assets Resulting from Operations	40,412,277	73,086,729
Dividends and Distributions to Shareholders:
Class A Shares	(929,662)	(1,832,573)
Class C Shares	(739,580)	(1,937,863)
Class D Shares	(11,052,762)	(23,906,675)
Class I Shares	(22,489,424)	(47,149,101)
Class N Shares	(1,712,986)	(3,484,360)
Class S Shares	(846,833)	(1,972,950)
Class T Shares	(7,688,615)	(18,226,398)
Net Decrease from Dividends and Distributions to Shareholders	(45,459,862)	(98,509,920)
Capital Share Transactions:
Class A Shares	(1,603,921)	5,014,295
Class C Shares	(4,869,217)	(1,592,744)
Class D Shares	(20,437,407)	(672,544)
Class I Shares	(257,313,082)	53,377,369
Class N Shares	(1,344,044)	4,849,336
Class S Shares	(2,045,179)	(1,895,510)
Class T Shares	(34,844,593)	(8,533,794)
Net Increase/(Decrease) from Capital Share Transactions	(322,457,443)	50,546,408
Net Increase/(Decrease) in Net Assets	(327,505,028)	25,123,217
Net Assets:
Beginning of period	1,404,013,685	1,378,890,468
End of period	$1,076,508,657	$1,404,013,685

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.37	$11.66	$10.41	$9.87	$9.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.12	0.08	0.12	0.11
Net realized and unrealized gain/(loss)	0.24	0.39	1.73	0.60	0.75
Total from Investment Operations	0.36	0.51	1.81	0.72	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.17)	(0.40)	(0.18)	(0.03)
Distributions (from capital gains)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(0.35)	(0.80)	(0.56)	(0.18)	(0.03)
Net Asset Value, End of Period	$11.38	$11.37	$11.66	$10.41	$9.87
Total Return*	3.14%	5.54%	17.73%	7.38%	9.54%
Net Assets, End of Period (in thousands)	$27,092	$28,718	$24,345	$42,371	$30,628
Average Net Assets for the Period (in thousands)	$29,019	$26,466	$26,879	$32,360	$16,493
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.96%	0.94%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.96%	0.94%	0.92%	0.93%
Ratio of Net Investment Income/(Loss)	1.08%	1.07%	0.69%	1.21%	1.22%
Portfolio Turnover Rate	102%	87%	102%	108%	72%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.04	$11.32	$10.16	$9.62	$8.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.05	0.01	0.04	0.05
Net realized and unrealized gain/(loss)	0.22	0.39	1.68	0.59	0.73
Total from Investment Operations	0.27	0.44	1.69	0.63	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.09)	(0.37)	(0.09)	(0.01)
Distributions (from capital gains)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(0.29)	(0.72)	(0.53)	(0.09)	(0.01)
Net Asset Value, End of Period	$11.02	$11.04	$11.32	$10.16	$9.62
Total Return*	2.41%	4.94%	16.96%	6.59%	8.87%
Net Assets, End of Period (in thousands)	$24,089	$29,433	$31,692	$34,652	$18,116
Average Net Assets for the Period (in thousands)	$27,415	$30,565	$32,871	$23,745	$9,583
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.61%	1.54%	1.67%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.58%	1.61%	1.54%	1.67%	1.61%
Ratio of Net Investment Income/(Loss)	0.44%	0.41%	0.12%	0.39%	0.58%
Portfolio Turnover Rate	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.22	$11.52	$10.29	$9.75	$8.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.15	0.11	0.19	0.12
Net realized and unrealized gain/(loss)	0.24	0.37	1.70	0.55	0.73
Total from Investment Operations	0.39	0.52	1.81	0.74	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.19)	(0.42)	(0.20)	(0.03)
Distributions (from capital gains)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(0.38)	(0.82)	(0.58)	(0.20)	(0.03)
Net Asset Value, End of Period	$11.23	$11.22	$11.52	$10.29	$9.75
Total Return*	3.41%	5.79%	17.99%	7.67%	9.55%
Net Assets, End of Period (in thousands)	$315,423	$337,476	$343,865	$326,401	$14,953
Average Net Assets for the Period (in thousands)	$327,755	$335,559	$334,494	$24,628	$7,109
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.71%	0.69%	0.79%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.71%	0.69%	0.79%	0.83%
Ratio of Net Investment Income/(Loss)	1.33%	1.31%	0.98%	2.03%	1.30%
Portfolio Turnover Rate	102%	87%	102%	108%	72%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.36	$11.65	$10.40	$9.86	$9.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.15	0.11	0.14	0.13
Net realized and unrealized gain/(loss)	0.24	0.38	1.73	0.61	0.75
Total from Investment Operations	0.39	0.53	1.84	0.75	0.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.19)	(0.43)	(0.21)	(0.04)
Distributions (from capital gains)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(0.38)	(0.82)	(0.59)	(0.21)	(0.04)
Net Asset Value, End of Period	$11.37	$11.36	$11.65	$10.40	$9.86
Total Return*	3.37%	5.81%	18.02%	7.76%	9.78%
Net Assets, End of Period (in thousands)	$428,888	$685,211	$643,071	$325,847	$171,556
Average Net Assets for the Period (in thousands)	$645,830	$674,516	$495,143	$203,913	$101,772
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.70%	0.68%	0.65%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.70%	0.68%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	1.33%	1.32%	0.98%	1.43%	1.42%
Portfolio Turnover Rate	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.33	$11.62	$10.37	$9.83	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.16	0.12	0.16	0.14
Net realized and unrealized gain/(loss)	0.23	0.39	1.72	0.60	0.74
Total from Investment Operations	0.40	0.55	1.84	0.76	0.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.21)	(0.43)	(0.22)	(0.04)
Distributions (from capital gains)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(0.39)	(0.84)	(0.59)	(0.22)	(0.04)
Net Asset Value, End of Period	$11.34	$11.33	$11.62	$10.37	$9.83
Total Return*	3.53%	6.01%	18.13%	7.87%	9.85%
Net Assets, End of Period (in thousands)	$46,912	$48,624	$44,651	$44,318	$75,067
Average Net Assets for the Period (in thousands)	$48,706	$48,621	$43,765	$61,477	$72,242
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.56%	0.54%	0.57%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.56%	0.54%	0.57%	0.61%
Ratio of Net Investment Income/(Loss)	1.47%	1.46%	1.12%	1.63%	1.49%
Portfolio Turnover Rate	102%	87%	102%	108%	72%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.35	$11.63	$10.40	$9.83	$9.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.11	0.07	0.15	0.08
Net realized and unrealized gain/(loss)	0.24	0.39	1.72	0.57	0.75
Total from Investment Operations	0.35	0.50	1.79	0.72	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.15)	(0.40)	(0.15)	(0.01)
Distributions (from capital gains)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(0.34)	(0.78)	(0.56)	(0.15)	(0.01)
Net Asset Value, End of Period	$11.36	$11.35	$11.63	$10.40	$9.83
Total Return*	3.02%	5.45%	17.56%	7.40%	9.27%
Net Assets, End of Period (in thousands)	$26,404	$28,815	$31,160	$35,264	$3,490
Average Net Assets for the Period (in thousands)	$28,036	$29,626	$31,843	$3,882	$8,378
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.06%	1.04%	1.12%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.05%	1.03%	1.08%	1.07%
Ratio of Net Investment Income/(Loss)	0.97%	0.97%	0.62%	1.50%	0.88%
Portfolio Turnover Rate	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.21	$11.51	$10.28	$9.75	$8.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.14	0.10	0.13	0.11
Net realized and unrealized gain/(loss)	0.24	0.37	1.71	0.59	0.74
Total from Investment Operations	0.38	0.51	1.81	0.72	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.18)	(0.42)	(0.19)	(0.03)
Distributions (from capital gains)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(0.37)	(0.81)	(0.58)	(0.19)	(0.03)
Net Asset Value, End of Period	$11.22	$11.21	$11.51	$10.28	$9.75
Total Return*	3.32%	5.67%	17.94%	7.48%	9.55%
Net Assets, End of Period (in thousands)	$207,700	$245,736	$260,106	$254,637	$143,193
Average Net Assets for the Period (in thousands)	$230,458	$255,699	$258,372	$156,046	$102,987
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.80%	0.79%	0.82%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.80%	0.78%	0.82%	0.85%
Ratio of Net Investment Income/(Loss)	1.23%	1.23%	0.88%	1.31%	1.26%
Portfolio Turnover Rate	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

26	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

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Notes to Financial Statements

Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$146,387	$—	$(146,387)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $146,387. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $149,520, resulting in the net amount due to the counterparty of $3,133.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

32	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

Janus Investment Fund	33

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $5,996.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $1,885.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	62	3
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 7,412,120	$ 18,490,415	$ -	$ -	$ -	$ (21,641)	$149,178,580

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, foreign currency transactions and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 923,987,711	$166,287,992	$(17,109,412)	$ 149,178,580

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Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,941,815	$ 35,518,047	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 22,750,811	$ 75,759,109	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 99,511	$ 153,775	$ (253,286)

Capital has been adjusted by $99,511, including $75,312 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

36	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	590,753	$ 6,669,909	1,293,658	$ 14,803,036
Reinvested dividends and distributions	63,514	736,127	145,356	1,399,781
Shares repurchased	(799,921)	(9,009,957)	(1,001,541)	(11,188,522)
Net Increase/(Decrease)	(145,654)	$ (1,603,921)	437,473	$ 5,014,295
Class C Shares:
Shares sold	261,481	$ 2,933,363	574,950	$ 6,279,949
Reinvested dividends and distributions	59,008	664,426	185,211	1,737,279
Shares repurchased	(802,453)	(8,467,006)	(891,734)	(9,609,972)
Net Increase/(Decrease)	(481,964)	$ (4,869,217)	(131,573)	$ (1,592,744)
Class D Shares:
Shares sold	1,421,859	$ 15,667,413	1,383,575	$ 15,498,570
Reinvested dividends and distributions	954,274	10,888,263	2,488,128	23,612,336
Shares repurchased	(4,371,567)	(46,993,083)	(3,642,707)	(39,783,450)
Net Increase/(Decrease)	(1,995,434)	$ (20,437,407)	228,996	$ (672,544)
Class I Shares:
Shares sold	15,610,141	$ 156,983,023	22,822,920	$259,377,563
Reinvested dividends and distributions	1,857,770	21,494,401	4,640,072	44,591,092
Shares repurchased	(40,075,255)	(435,790,506)	(22,335,478)	(250,591,286)
Net Increase/(Decrease)	(22,607,344)	$(257,313,082)	5,127,514	$ 53,377,369
Class N Shares:
Shares sold	497,753	$ 5,653,841	744,487	$ 8,689,004
Reinvested dividends and distributions	148,638	1,712,308	364,092	3,484,360
Shares repurchased	(803,055)	(8,710,193)	(656,912)	(7,324,028)
Net Increase/(Decrease)	(156,664)	$ (1,344,044)	451,667	$ 4,849,336
Class S Shares:
Shares sold	272,353	$ 3,085,312	170,054	$ 1,902,302
Reinvested dividends and distributions	73,025	844,896	204,848	1,968,587
Shares repurchased	(560,758)	(5,975,387)	(514,820)	(5,766,399)
Net Increase/(Decrease)	(215,380)	$ (2,045,179)	(139,918)	$ (1,895,510)
Class T Shares:
Shares sold	4,095,408	$ 45,208,997	5,529,897	$ 61,867,397
Reinvested dividends and distributions	661,528	7,554,650	1,889,137	17,927,910
Shares repurchased	(8,167,280)	(87,608,240)	(8,102,726)	(88,329,101)
Net Increase/(Decrease)	(3,410,344)	$ (34,844,593)	(683,692)	$ (8,533,794)

6. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,334,573,304	$1,679,021,537	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are

Janus Investment Fund	37

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson U.S. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson U.S. Managed Volatility Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

40	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

42	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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Additional Information (unaudited)

• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

54	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Janus Henderson U.S. Managed Volatility Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$35,593,359
Dividends Received Deduction Percentage	99%
Qualified Dividend Income Percentage	99%

56	JUNE 30, 2020

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	59

Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

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Janus Henderson U.S. Managed Volatility Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	65

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93016 08-20

ANNUAL REPORT June 30, 2020

Janus Henderson Value Plus Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Value Plus Income Fund

Janus Henderson Value Plus Income Fund (unaudited)

FUND SNAPSHOT

We believe actively allocating across best ideas in domestic fixed income sectors and defensive, high-quality equities provides the potential for consistent monthly income and equity market participation with lower volatility.

Seth Meyer co-portfolio manager	John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Ted Thome co-portfolio manager

PERFORMANCE

For the 12-month period ended June 30, 2020, the Value Plus Income Fund’s Class I Shares returned -0.08%, while the Fund’s primary benchmark, the Russell 1000® Value Index, returned -8.84%. The Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.74% during the period. Its blended benchmark, the Value Income Index, a hypothetical, internally calculated index that combines the total returns from the Russell 1000 Value Index (40%) and the Bloomberg Barclays U.S. Aggregate Bond Index (60%), returned 2.12%.

INVESTMENT ENVIRONMENT

Early in the period, equities found support as central banks around the world shifted to accommodative monetary policy and continued easing through the end of 2019. Amid several positives for the market – a trade deal with China, increased clarity regarding Brexit, solid employment numbers and optimism about strong consumer holiday spending – the environment at the close of 2019 was risk-on, led by cyclical stocks, small caps and higher-beta equities. However, equities experienced heightened volatility in the first half of 2020, as the COVID 19 coronavirus spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks.

The Federal Reserve (Fed) provided support for the economy with near-zero interest rates and expanded asset buying. Indeed, the largesse of fiscal and monetary policies has seemed to know no bounds. Stocks recovered ground in the second quarter of 2020 as a result of that support coupled with declining COVID-19 infection rates and the reopening of economies. Investors looked past weak economic data to focus on prospects for a recovery in the latter part of 2020. The divergence between Main Street and Wall Street has seemed to widen as economies have reopened. Assessing valuations in a market that continues to rally has remained a challenge, as the range of earnings outcomes is expansive, warranting a more defensive approach.

Over the year, corporate and securitized credit generally tracked the moves of equities, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically amid the COVID-19 correction. Fed support, including unprecedented support to the high-yield market, helped credit retrace most of its losses. Investment-grade corporate bonds ultimately generated positive returns, while their high-yield counterparts were roughly flat. Rates fell across the yield curve, with the 5-year Treasury yield closing June at 0.29%, down from 1.76%, and the 10-year Treasury yield ending the period at 0.66%, down from 2.01%.

PERFORMANCE DISCUSSION

For much of the period, we felt that there were stronger risk-adjusted returns available in fixed income, and the Fund’s asset allocation hovered around 40% equities and 60% fixed income. However, beginning in late March, we sought to take advantage of the market lows and added to a number of, in our view, attractive reward-to-risk opportunities in the equity market. For the latter three months of the period, we held closer to 50% of the Fund in equities, but near period end, we trimmed equity positions on strength in order to respect the Fund’s 50% equity allocation limit. The Fund closed the period with approximately 48% allocated to equities and 52% allocated to fixed income.

The Fund’s equity sleeve outperformed the Russell 1000 Value Index during the period. Stock selection in technology, health care and real estate contributed to relative performance, as did overweight allocations to health care and technology, the two strongest-performing index sectors for the period. Citrix Systems, an American

Janus Investment Fund	1

Janus Henderson Value Plus Income Fund (unaudited)

multinational software company that provides virtualization, networking and cloud-computing products, was the largest individual contributor on a relative basis. Biopharmaceutical company Gilead Sciences, Inc., which has been researching and testing antiviral drug treatments for COVID-19, also was among the top contributors.

Stock selection in financials, energy and communication services detracted from relative performance, as did an underweight in communication services. Despite the sleeve’s cautious approach to the energy sector, Rattler Midstream LP, a provider of crude oil, natural gas and water-related midstream services, was the largest individual detractor over the period. Lookers, a car dealership chain based in the UK, also weighed on relative returns.

From a sector perspective, we closed the period overweight real estate, with holdings that we believe have strong supply-demand dynamics and can benefit from a lower-for-longer interest rate environment. We also remained overweight health care stocks, believing favorable secular trends will persist and the value of health care will become even more apparent during this pandemic. Technology is another sector in which we maintained an overweight given many positive secular trends, stability of cash flows and strong balance sheets. Conversely, we closed the period underweight sectors that we view as fundamentally challenged, such as consumer discretionary and energy.

The Fund’s fixed income sleeve underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the period. Early in the period, we were actively seeking ways to capitalize on the strength of the consumer, one of the healthiest components of the U.S. economy in 2019. And while we were wary of valuations after double-digit returns for corporate credit in 2019 and entered 2020 relatively cautiously, we were in no way positioned for the impact a global economic shutdown and social distancing would have on consumer discretionary activity.

Our high-yield corporate bond allocation weighed materially on relative performance, particularly amid the COVID correction when valuations lurched from the tightest quartile to the widest quartile of the past decade in a matter of days. While our positioning in asset-backed securities tends to be varied and diversified, many of our positions are tied to the health of the consumer and suffered amid the health care crisis, stay at home orders and the resulting lack of consumer activity. On a single-name basis, a position in General Electric was challenged, particularly later in the period, as concern grew over the impact an undetermined hiatus in global travel will have on its aviation division.

Underperformance was partially offset by the sleeve’s positioning in investment-grade corporate credit and agency mortgage-backed securities (MBS) – two sectors we employ with the goal of dampening the volatility of our plus-sector positioning. Late in the period, constructive signs emerged in credit markets as liquidity improved on the back of stimulus measures. We took advantage of what we viewed as attractive valuations to add to corporate issuers we expect to perform well through elevated economic uncertainty, at first in higher-quality investment-grade names and later in high yield. We added a position in Ford after it was downgraded to high yield in March, and the position benefited from positive sentiment surrounding the Fed’s support for fallen angels.

DERIVATIVES USAGE

The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, enhance return or manage duration. During the period, the Fund used forward foreign currency exchange contracts to hedge currency exposure back to the U.S. dollar and interest rate futures to efficiently express our view on rates, including the U.S. Treasury market. The Fund also employed forward-settling MBS trades through the To Be Announced (TBA) market to gain exposure to certain agency MBS. Our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Monetary and fiscal stimulus will likely continue to provide support to companies and markets. With this support, we expect U.S. economic growth to accelerate off recent lows for the next few quarters. Still, the path to recovery remains littered with uncertainties, and it will take years before the economy fully recovers. Further, COVID-19 and its economic impact remain the most pressing concern, but other risks to market sentiment are also on our radar: a resumption of trade tensions with China and the upcoming U.S. elections, to name two.

With many unknowns, we believe having a balance of both cyclical and noncyclical exposure in the equity sleeve is prudent for the time being. We remain steadfast in seeking investments in companies with durable competitive advantages combined with strong balance

2	JUNE 30, 2020

Janus Henderson Value Plus Income Fund (unaudited)

sheets and financial flexibility that we believe can endure in a wide range of economic outcomes. This approach should help the portfolio withstand another sharp downturn while also enabling it to participate in upside potential. We continue to believe our philosophy and process help provide an appropriate perspective in a market with elevated volatility and uncertainty, and we remain well equipped to take advantage of value equity opportunities regardless of the shape of the recovery.

Within fixed income, although market sentiment has improved markedly, credit spreads over Treasuries ended the period closer to longer-term averages and still wide of pre-crisis levels, leaving opportunity for attractive returns in fixed income in the year ahead. We expect corporate bonds, including high yield, to remain in demand given the Fed’s support and the attractive yields they offer over very low policy rates – which will likely persist for the foreseeable future. And after a rapid deterioration in corporate fundamentals, we believe a period of debt paydown is likely to ensue by investment-grade issuers, which would further support that asset class. Across the ratings spectrum, however, security selection remains of the utmost importance, as additional downgrades and fallen angels are not out of the question. Security selection is equally as critical within structured securities, where we believe it prudent to focus on higher-quality structures that can withstand a slower economy; we expect the Fed’s aggressive actions to support the liquidity and underlying fundamentals of these securities.

As we navigate these markets, we remain committed to our approach of combining fundamental fixed income with what we believe are undervalued, high-quality equities into an actively allocated portfolio in an effort to provide capital appreciation and current income while minimizing downside risk.

Thank you for your investment with us in the Value Plus Income Fund.

Janus Investment Fund	3

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Citrix Systems Inc	1.76%	1.24%	Rattler Midstream LP	0.97%	-1.11%
Gilead Sciences Inc	2.47%	0.89%	Royal Dutch Shell PLC	2.02%	-1.02%
Quest Diagnostics Inc	3.92%	0.79%	Anworth Mortgage Asset Corp	0.74%	-0.70%
Humana Inc	1.67%	0.63%	Cadence BanCorp	1.22%	-0.61%
Cohen & Steers Inc	1.34%	0.55%	Lookers PLC	0.61%	-0.54%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	2.61%	10.88%	6.43%
	Health Care	1.36%	19.53%	13.62%
	Other**	1.14%	-2.52%	0.00%
	Real Estate	0.74%	12.21%	5.23%
	Industrials	0.63%	8.46%	9.56%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Financials	-1.99%	21.85%	22.84%
	Energy	-0.85%	6.59%	7.52%
	Communication Services	-0.85%	1.54%	8.31%
	Utilities	-0.55%	6.17%	6.97%
	Consumer Discretionary	-0.50%	1.22%	5.84%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	JUNE 30, 2020

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Quest Diagnostics Inc
Health Care Providers & Services	1.9%
Pfizer Inc
Pharmaceuticals	1.5%
PepsiCo Inc
Beverages	1.4%
Johnson & Johnson
Pharmaceuticals	1.3%
Chubb Ltd
Insurance	1.3%
7.4%

Asset Allocation - (% of Net Assets)
Common Stocks	47.8%
Corporate Bonds	29.3%
Asset-Backed/Commercial Mortgage-Backed Securities	11.7%
Mortgage-Backed Securities	10.3%
Bank Loans and Mezzanine Loans	4.0%
Investment Companies	2.1%
Preferred Stocks	1.3%
Other	(6.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of June 30, 2019

Janus Investment Fund	5

Janus Henderson Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020				Expense Ratios
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	-0.10%	4.81%	7.09%	1.49%	0.95%
Class A Shares at MOP	-5.84%	3.57%	6.45%
Class C Shares at NAV	-0.26%	4.24%	6.44%	2.26%	1.70%
Class C Shares at CDSC	-1.20%	4.24%	6.44%
Class D Shares(1)	-0.03%	4.90%	7.20%	1.46%	0.82%
Class I Shares	-0.08%	4.94%	7.28%	1.32%	0.77%
Class N Shares	0.10%	4.86%	7.02%	1.44%	0.68%
Class S Shares	-0.20%	4.77%	6.98%	1.82%	1.18%
Class T Shares	-0.22%	4.83%	7.13%	1.55%	0.93%
Russell 1000 Value Index	-8.84%	4.64%	9.77%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	4.30%	3.75%
Value Income Index 40/60	2.12%	4.78%	6.41%
Morningstar Quartile - Class I Shares	3rd	2nd	1st
Morningstar Ranking - based on total returns for Allocation - 30% to 50% Equity Funds	404/558	124/486	37/363

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2019.

6	JUNE 30, 2020

Janus Henderson Value Plus Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective April 14, 2020, John Lloyd, Seth Meyer, John Kerschner and Theodore Thome are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – July 30, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors during the reporting period. Effective July 6, 2020, Class D Shares are open to new investors.

Janus Investment Fund	7

Janus Henderson Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Class A Shares	$1,000.00	$943.10	$4.73	$1,000.00	$1,019.99	$4.92	0.98%
Class C Shares	$1,000.00	$940.00	$7.38	$1,000.00	$1,017.26	$7.67	1.53%
Class D Shares	$1,000.00	$944.80	$3.97	$1,000.00	$1,020.79	$4.12	0.82%
Class I Shares	$1,000.00	$944.00	$3.92	$1,000.00	$1,020.84	$4.07	0.81%
Class N Shares	$1,000.00	$944.70	$3.34	$1,000.00	$1,021.43	$3.47	0.69%
Class S Shares	$1,000.00	$942.50	$4.73	$1,000.00	$1,019.99	$4.92	0.98%
Class T Shares	$1,000.00	$943.50	$4.49	$1,000.00	$1,020.24	$4.67	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.7%
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	$132,000	$133,650
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	100,000	101,845
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	21,911	22,300
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	80,000	70,217
Aqua Finance Trust 2019-A, 3.1400%, 7/16/40 (144A)	94,139	93,756
Arbys Funding LLC 2015-1A, 4.9690%, 10/30/45 (144A)	162,350	164,675
Arroyo Mortgage Trust 2019-2,
ICE LIBOR USD 12 Month + 0.0250%, 4.7600%, 4/25/49 (144A)‡	140,000	141,931
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	100,000	109,968
BlueMountain CLO XXIV Ltd,
ICE LIBOR USD 3 Month + 2.7000%, 3.8353%, 4/20/31 (144A)‡	250,000	241,675
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.0000%, 2.1848%, 10/15/36 (144A)‡	95,540	91,876
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.3000%, 2.4848%, 10/15/36 (144A)‡	344,900	330,875
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000	44,894
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.0000%, 2.1848%, 11/15/36 (144A)‡	100,000	94,493
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.5500%, 2.7348%, 11/15/36 (144A)‡	100,000	93,625
CIFC Funding 2016-I Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 3.9090%, 10/21/31 (144A)‡	250,000	241,450
COLT Funding LLC 2018-4,
ICE LIBOR USD 12 Month + 1.6500%, 4.7160%, 12/28/48 (144A)‡	274,106	280,130
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.4345%, 1/25/29‡	101,865	104,455
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4845%, 8/25/31 (144A)‡	13,748	13,546
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.3345%, 9/25/31 (144A)‡	186,640	183,998
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 4.1000%, 4.2845%, 7/25/39 (144A)‡	265,652	235,069
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 1/25/40 (144A)‡	91,637	86,541
Conn's Receivables Funding 2019-A LLC, 4.3600%, 10/16/23 (144A)	78,478	76,730
Conn's Receivables Funding 2019-A LLC, 5.2900%, 10/16/23 (144A)	78,478	72,757
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 3.0000%, 3.1848%, 11/15/36 (144A)‡	140,000	127,375
Exeter Automobile Receivables Trust 2018-4, 5.3800%, 7/15/25 (144A)	130,000	132,997
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	80,000	82,159
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 3/25/31‡	279,731	269,584
Fannie Mae REMICS, -11 x ICE LIBOR USD 1 Month + 55.0000%, 53.1010%, 10/25/40‡	23,689	120,577
Fannie Mae REMICS, 3.0000%, 5/25/48	30,060	32,264
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	303,000	298,817
Hertz Fleet Lease Funding LP, 5.5500%, 5/10/32 (144A)	130,000	123,475
InSite Issuer LLC, 6.1150%, 12/15/48 (144A)	139,831	134,208
LoanMe Trust SBL 2019-1, 5.2500%, 8/15/30 (144A)	57,164	55,926
Magnetite XXII Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 4.8689%, 4/15/31 (144A)‡	250,000	235,925
New Residential Mortgage Loan Trust 2019-NQM2,
ICE LIBOR USD 12 Month + 1.7500%, 4.2671%, 4/25/49 (144A)‡	100,000	101,707
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	248,000	255,717
Palmer Square Loan Funding 2019-4 Ltd,
ICE LIBOR USD 3 Month + 3.2500%, 4.2703%, 10/24/27 (144A)‡	250,000	238,725
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	100,000	99,470
PRPM 2019-3 LLC, 4.4580%, 7/25/24 (144A)Ç	165,000	159,652

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
PRPM 2019-GS1, 4.7500%, 10/25/24 (144A)‡	$96,984	$97,149
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	260,467	213,050
Sequoia Mortgage Trust 2018-8, 0.2908%, 11/25/48 (144A)‡,¤,§	8,106,091	31,577
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	372,357	367,914
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	140,000	141,562
SoFi Consumer Loan Program 2019-2 Trust, 4.2000%, 4/25/28 (144A)	100,000	100,710
VB-S1 Issuer LLC, 3.4130%, 2/15/48 (144A)	250,000	255,447
VB-S1 Issuer LLC 2020-1A, 3.0310%, 6/15/50 (144A)	69,000	69,751
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	215,834	184,044
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)§	98,874	49,988
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 2.7360%, 1/16/31 (144A)‡	250,000	244,650
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 1.6400%, 2.8161%, 7/16/31 (144A)‡	250,000	245,025
Zephyrus Capital Aviation Partners 2018-1 Ltd, 4.6050%, 10/15/38 (144A)	71,442	58,847
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $7,734,643)		7,558,748
Bank Loans and Mezzanine Loans – 4.0%
Capital Goods – 0.3%
DynCorp International Inc,
ICE LIBOR USD 1 Month + 6.0000%, 7.0000%, 8/18/25‡	123,200	117,330
Mauser Packaging Solutions Holding Co,
ICE LIBOR USD 3 Month + 3.2500%, 4.5614%, 4/3/24‡	43,810	39,228
		156,558
Capital Markets – 0%
LPL Holdings Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.9295%, 11/12/26‡	14,925	14,289
Communications – 0.5%
Entravision Communications Corp,
ICE LIBOR USD 1 Month + 2.7500%, 2.9283%, 11/29/24‡	109,194	98,991
GCI Holdings LLC, ICE LIBOR USD 1 Month + 2.2500%, 2.4283%, 2/2/22‡	26,792	25,620
Level 3 Financing Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.9825%, 3/1/27‡	98,500	92,977
Lions Gate Capital Holdings LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.9283%, 3/22/23‡	66,358	63,855
T-Mobile USA Inc, ICE LIBOR USD 1 Month + 3.0000%, 3.1783%, 4/1/27‡	43,000	42,907
		324,350
Consumer Cyclical – 1.5%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	330,000	288,337
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 7.5000%, 4/23/24‡	110,589	66,630
CoreCivic Inc, ICE LIBOR USD 1 Month + 4.5000%, 5.5000%, 12/18/24ƒ,‡	57,522	56,659
Hilton Worldwide Finance LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.9345%, 6/22/26‡	50,510	47,597
Mohegan Gaming & Entertainment,
ICE LIBOR USD 3 Month + 4.1250%, 4.4875%, 10/13/21‡	74,165	62,299
Spectacle Gary Holdings LLC,
ICE LIBOR USD 1 Month + 11.0000%, 11.0000%, 12/23/25ƒ,‡	4,346	3,999
Spectacle Gary Holdings LLC,
ICE LIBOR USD 3 Month + 9.0000%, 11.0000%, 12/23/25‡	59,978	55,180
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 3.8079%, 7/10/25‡	69,339	68,851
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 7.6783%, 2/4/28‡	156,057	139,411
Tacala Investment Corp, ICE LIBOR USD 1 Month + 3.5000%, 3.6783%, 2/5/27‡	167,366	157,444
		946,407
Consumer Non-Cyclical – 0.5%
Chobani LLC, ICE LIBOR USD 1 Month + 3.5000%, 4.5000%, 10/10/23‡	113,241	108,641
CryoLife Inc, ICE LIBOR USD 3 Month + 3.2500%, 4.2500%, 12/2/24‡	88,860	86,082
FC Compassus LLC, ICE LIBOR USD 3 Month + 5.0000%, 6.0720%, 12/31/26‡	100,104	95,099
IQVIA Inc, ICE LIBOR USD 1 Month + 1.7500%, 2.5000%, 3/7/24‡	23,193	22,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Non-Cyclical – (continued)
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 4.2500%, 9/3/24‡	$38,801	$34,024
		346,286
Technology – 0.9%
Camelot Finance SA, ICE LIBOR USD 1 Month + 3.0000%, 3.1783%, 10/30/26‡	56,715	54,837
Cornerstone OnDemand Inc,
ICE LIBOR USD 3 Month + 4.2500%, 5.3476%, 4/22/27‡	97,906	96,254
Finastra USA Inc, ICE LIBOR USD 3 Month + 3.5000%, 4.5000%, 6/13/24‡	109,703	95,641
II-VI Inc, ICE LIBOR USD 3 Month + 3.5000%, 3.6073%, 9/24/26‡	148,878	144,772
McAfee LLC, ICE LIBOR USD 1 Month + 8.5000%, 9.5000%, 9/29/25‡	127,750	126,856
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 3.4283%, 10/1/25‡	92,996	90,741
		609,101
Transportation – 0.3%
Hanjin International Corp,
ICE LIBOR USD 1 Month + 2.5000%, 2.6783%, 10/19/20‡	195,000	176,475
Total Bank Loans and Mezzanine Loans (cost $2,761,641)		2,573,466
Corporate Bonds – 29.3%
Banking – 1.7%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	300,000	312,480
Bank of America Corp, ICE LIBOR USD 3 Month + 2.6640%, 4.3000%‡,µ	36,000	32,141
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate + 4.3580%, 4.7000%‡,µ	83,000	86,320
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	65,000	64,545
Citigroup Inc, SOFR + 3.2340%, 4.7000%‡,µ	104,000	92,201
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	15,050
Discover Financial Services,
US Treasury Yield Curve Rate + 5.7830%, 6.1250%‡,µ	134,000	137,444
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	114,000	121,225
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%‡,µ	100,000	96,181
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%‡,µ	36,000	32,098
JPMorgan Chase & Co, SOFR + 2.7450%, 4.0000%‡,µ	22,000	19,256
SVB Financial Group, 3.1250%, 6/5/30	19,000	20,347
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.9900%, 5.8750%‡,µ	64,000	66,520
		1,095,808
Basic Industry – 2.0%
Allegheny Technologies Inc, 7.8750%, 8/15/23	53,000	54,259
Allegheny Technologies Inc, 5.8750%, 12/1/27	113,000	104,791
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	7,000	6,998
CF Industries Inc, 5.3750%, 3/15/44	86,000	92,992
Compass Minerals International Inc, 6.7500%, 12/1/27 (144A)	7,000	7,350
Ecolab Inc, 4.8000%, 3/24/30	9,000	11,410
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	400,000	383,916
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	17,000	17,743
Glencore Funding LLC, 4.1250%, 3/12/24 (144A)	144,000	154,332
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	164,000	161,540
Infrabuild Australia Pty Ltd, 12.0000%, 10/1/24 (144A)	67,000	60,468
Novelis Corp, 4.7500%, 1/30/30 (144A)	32,000	30,560
PolyOne Corp, 5.7500%, 5/15/25 (144A)	117,000	120,364
Tronox Inc, 6.5000%, 5/1/25 (144A)	28,000	28,140
Westlake Chemical Corp, 3.3750%, 6/15/30	81,000	82,797
		1,317,660
Brokerage – 0.2%
Ameriprise Financial Inc, 3.0000%, 4/2/25	49,000	53,185
Charles Schwab Corp, US Treasury Yield Curve Rate + 4.9710%, 5.3750%‡,µ	92,000	98,285
		151,470
Capital Goods – 3.5%
Allegion US Holding Co Inc, 3.5500%, 10/1/27	13,000	13,610

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
ARD Finance SA, 6.5000%, 6/30/27 (144A)	$200,000		$197,875
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	313,000		309,698
Boeing Co, 2.2000%, 10/30/22	32,000		32,125
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	154,000		139,643
BWX Technologies Inc, 4.1250%, 6/30/28 (144A)	27,000		26,933
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	100,000	EUR	114,819
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	52,000		56,463
Huntington Ingalls Industries Inc, 4.2000%, 5/1/30 (144A)	34,000		37,877
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	142,000		147,724
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	211,000		224,187
Masonite International Corp, 5.7500%, 9/15/26 (144A)	34,000		35,020
Masonite International Corp, 5.3750%, 2/1/28 (144A)	15,000		15,338
TransDigm Inc, 7.5000%, 3/15/27	66,000		63,431
Trivium Packaging Finance BV, 5.5000%, 8/15/26 (144A)	209,000		210,829
Vertical Holdco GmbH, 7.6250%, 7/15/28 (144A)	200,000		200,000
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	200,000		200,000
Victoria PLC, 5.2500%, 7/15/24 (144A)	100,000	EUR	104,342
Vulcan Materials Co, 3.5000%, 6/1/30	71,000		77,100
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	76,000		77,586
			2,284,600
Communications – 3.5%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	362,000		359,596
Altice France Holding SA, 6.0000%, 2/15/28 (144A)	200,000		188,876
Block Communications Inc, 4.8750%, 3/1/28 (144A)	55,000		54,328
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 4/1/24 (144A)	65,000		67,031
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	68,000		70,465
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32 (144A)	42,000		42,525
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7000%, 4/1/51	123,000		119,649
Connect Finco SARL / Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	164,000		154,980
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	246,000		268,447
GCI LLC, 6.8750%, 4/15/25	24,000		24,720
Level 3 Financing Inc, 3.4000%, 3/1/27 (144A)	67,000		70,694
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	126,000		132,844
Liberty Interactive LLC, 8.5000%, 7/15/29	80,000		77,530
Omnicom Group Inc, 4.2000%, 6/1/30	61,000		70,924
RELX Capital Inc, 3.0000%, 5/22/30	19,000		20,574
Sable International Finance Ltd, 5.7500%, 9/7/27 (144A)	237,000		241,238
T-Mobile USA Inc, 3.5000%, 4/15/25 (144A)	50,000		54,501
Ziggo BV, 5.1250%, 2/28/30 (144A)	222,000		220,268
			2,239,190
Consumer Cyclical – 5.5%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	159,000		159,281
American Axle & Manufacturing Inc, 6.6250%, 10/15/22	67,000		67,791
Booking Holdings Inc, 4.6250%, 4/13/30	105,000		122,799
Brink's Co/The, 5.5000%, 7/15/25 (144A)	146,000		148,705
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	78,000		78,390
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	130,000		109,850
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	171,000		171,855
Expedia Group Inc, 6.2500%, 5/1/25 (144A)	102,000		108,915
Expedia Group Inc, 7.0000%, 5/1/25 (144A)	24,000		24,947
Ford Motor Co, 8.5000%, 4/21/23	263,000		278,122
Ford Motor Co, 9.0000%, 4/22/25	91,000		98,394
Ford Motor Co, 6.3750%, 2/1/29	22,000		21,479
Ford Motor Co, 7.4500%, 7/16/31	18,000		18,945
Forestar Group Inc, 5.0000%, 3/1/28 (144A)	47,000		46,060
General Motors Financial Co Inc, 2.9000%, 2/26/25	72,000		71,713

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	$68,000		$67,190
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	159,000		146,280
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	72,000		51,750
IHO Verwaltungs GmbH, 3.8750%, 5/15/27 (144A)	100,000	EUR	110,094
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	81,000		83,329
IRB Holding Corp, 6.7500%, 2/15/26 (144A)	170,000		162,350
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.2500%, 6/1/26 (144A)	169,000		173,225
McDonald's Corp, 3.3000%, 7/1/25	47,000		52,214
MGM Resorts International, 6.0000%, 3/15/23	5,000		5,050
NIKE Inc, 2.4000%, 3/27/25	35,000		37,641
NVR Inc, 3.0000%, 5/15/30	64,000		66,877
Ross Stores Inc, 4.8000%, 4/15/30	65,000		77,879
Sands China Ltd, 4.3750%, 6/18/30 (144A)	244,000		253,838
Scientific Games International Inc, 7.0000%, 5/15/28 (144A)	124,000		99,200
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)	41,000		36,644
Station Casinos LLC, 4.5000%, 2/15/28 (144A)	129,000		108,360
Target Corp, 2.6500%, 9/15/30	22,000		24,169
TRI Pointe Group Inc, 5.7000%, 6/15/28	165,000		167,475
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	148,000		140,600
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	119,000		124,504
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25	12,000		12,120
Wyndham Destinations Inc, 4.2500%, 3/1/22	61,000		59,945
			3,587,980
Consumer Non-Cyclical – 4.6%
AbbVie Inc, 2.9500%, 11/21/26 (144A)	30,000		32,826
Alcon Finance Corp, 2.6000%, 5/27/30 (144A)	70,000		71,944
AMN Healthcare Inc, 4.6250%, 10/1/27 (144A)	100,000		97,375
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	29,000		29,946
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	30,000		28,500
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	140,000		145,250
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	41,000		38,601
Bausch Health Cos Inc, 5.2500%, 1/30/30 (144A)	98,000		92,978
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	47,000		46,413
CHS/Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	90,000		84,600
Constellation Brands Inc, 2.8750%, 5/1/30	25,000		26,483
Dentsply Sirona Inc, 3.2500%, 6/1/30	83,000		86,959
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	140,000		134,050
Elanco Animal Health Inc, 5.6500%, 8/28/28Ç	65,000		72,072
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	104,000		94,160
Hasbro Inc, 3.9000%, 11/19/29	114,000		118,688
HCA Inc, 4.1250%, 6/15/29	57,000		62,863
HLF Financing Sarl LLC / Herbalife International Inc,
7.8750%, 9/1/25 (144A)	62,000		64,015
HLF Financing Sarl LLC / Herbalife International Inc,
7.2500%, 8/15/26 (144A)	154,000		154,770
Ingredion Inc, 2.9000%, 6/1/30	120,000		127,738
Jaguar Holding Co II / Pharmaceutical Product Development LLC,
5.0000%, 6/15/28 (144A)	76,000		77,805
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	13,000		14,381
Keurig Dr Pepper Inc, 3.8000%, 5/1/50	29,000		33,082
Kraft Heinz Foods Co, 3.8750%, 5/15/27 (144A)	49,000		51,196
Kraft Heinz Foods Co, 4.2500%, 3/1/31 (144A)	50,000		53,002
Lamb Weston Holdings Inc, 4.8750%, 5/15/28 (144A)	74,000		78,404
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	67,000		67,000
Mylan Inc, 4.5500%, 4/15/28	86,000		98,790
Newell Brands Inc, 4.8750%, 6/1/25	36,000		37,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA, 7.3750%, 6/1/25 (144A)	$158,000		$160,567
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA, 7.2500%, 2/1/28 (144A)	16,000		16,264
Safeway Inc , 3.9500%, 8/15/20	26,000		25,773
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	125,000		112,813
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	96,000		90,720
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	260,000		232,149
Upjohn Inc, 3.8500%, 6/22/40 (144A)	101,000		108,320
Valvoline Inc, 4.3750%, 8/15/25 (144A)	35,000		35,175
Valvoline Inc, 4.2500%, 2/15/30 (144A)	59,000		58,115
			2,961,489
Electric – 0.7%
Black Hills Corp, 3.0500%, 10/15/29	125,000		132,223
Black Hills Corp, 2.5000%, 6/15/30	23,000		23,495
CMS Energy Corp, US Treasury Yield Curve Rate + 4.1160%, 4.7500%, 6/1/50‡	52,000		53,019
DPL Inc, 4.1250%, 7/1/25 (144A)	200,000		200,056
IPALCO Enterprises Inc, 4.2500%, 5/1/30 (144A)	56,000		60,659
			469,452
Energy – 1.5%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29 (144A)	49,000		50,174
Continental Resources Inc/OK, 5.0000%, 9/15/22	25,000		24,605
DCP Midstream Operating LP, 5.6000%, 4/1/44	93,000		74,400
Energy Transfer Operating LP, 2.9000%, 5/15/25	30,000		30,719
Energy Transfer Operating LP, 3.7500%, 5/15/30	91,000		89,921
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 6.0000%‡,µ	145,000		52,200
EQM Midstream Partners LP, 4.7500%, 7/15/23	5,000		5,044
EQM Midstream Partners LP, 4.0000%, 8/1/24	18,000		17,051
EQM Midstream Partners LP, 5.5000%, 7/15/28	78,000		74,295
Exxon Mobil Corp, 3.4520%, 4/15/51	69,000		76,567
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	59,000		56,783
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000		8,251
NGPL PipeCo LLC, 7.7680%, 12/15/37 (144A)	69,000		84,194
ONEOK Inc, 3.1000%, 3/15/30	174,000		166,436
PBF Holding Co LLC / PBF Finance Corp, 9.2500%, 5/15/25 (144A)	88,000		93,940
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	20,000		18,400
USA Compression Partners LP / USA Compression Finance Corp, 6.8750%, 9/1/27	50,000		47,490
			970,470
Finance Companies – 0.1%
Global Aircraft Leasing Co Ltd, 6.5000%, 9/15/24 (144A)	2,000		1,340
Springleaf Finance Corp, 6.8750%, 3/15/25	38,000		38,986
			40,326
Financial Institutions – 0.3%
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	166,000	EUR	181,818
Hotels, Restaurants & Leisure – 0.1%
Royal Caribbean Cruises Ltd, 11.5000%, 6/1/25 (144A)	40,000		41,697
Industrial – 0.6%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	250,000		248,960
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	135,000		138,375
			387,335
Industrial Conglomerates – 0.5%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	410,000		321,891
Insurance – 1.1%
Assurant Inc, 3.7000%, 2/22/30	143,000		143,723
Brown & Brown Inc, 4.5000%, 3/15/29	137,000		147,604
Magellan Health Inc, 4.9000%, 9/22/24	151,000		153,510

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Insurance – (continued)
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	$299,000		$299,747
			744,584
Machinery – 0.2%
Hillenbrand Inc, 5.7500%, 6/15/25	85,000		87,975
Westinghouse Air Brake Technologies Corp,
ICE LIBOR USD 3 Month + 1.3000%, 1.6134%, 9/15/21‡	23,000		23,000
			110,975
Real Estate Investment Trusts (REITs) – 0.3%
American Homes 4 Rent LP, 4.2500%, 2/15/28	153,000		163,596
Digital Realty Trust LP, 3.6000%, 7/1/29	20,000		22,957
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000		27,243
			213,796
Technology – 1.9%
Broadcom Inc, 3.1500%, 11/15/25 (144A)	58,000		61,579
Broadcom Inc, 4.1500%, 11/15/30 (144A)	90,000		97,924
CommScope Inc, 8.2500%, 3/1/27 (144A)	50,000		51,385
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	21,000		21,485
Dell International LLC / EMC Corp, 5.3000%, 10/1/29 (144A)	99,000		109,597
DXC Technology Co, 4.0000%, 4/15/23	110,000		115,447
Entegris Inc, 4.6250%, 2/10/26 (144A)	10,000		10,150
Gartner Inc, 4.5000%, 7/1/28 (144A)	168,000		169,966
Infor Inc, 1.7500%, 7/15/25 (144A)	29,000		29,121
Leidos Inc, 2.9500%, 5/15/23 (144A)	20,000		20,834
NVIDIA Corp, 2.8500%, 4/1/30	67,000		74,513
Oracle Corp, 3.6000%, 4/1/50	38,000		42,827
PayPal Holdings Inc, 2.3000%, 6/1/30	35,000		36,372
Science Applications International Corp, 4.8750%, 4/1/28 (144A)	8,000		7,975
Solera LLC / Solera Finance Inc, 10.5000%, 3/1/24 (144A)	62,000		63,240
Verisk Analytics Inc, 4.1250%, 3/15/29	127,000		148,355
VMware Inc, 4.5000%, 5/15/25	129,000		141,138
			1,201,908
Transportation – 1.0%
Autostrade per l'Italia SpA, 4.3750%, 9/16/25	50,000	EUR	60,673
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	184,000		182,390
Southwest Airlines Co, 4.7500%, 5/4/23	70,000		72,279
Southwest Airlines Co, 5.2500%, 5/4/25	64,000		67,512
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	259,000		265,366
			648,220
Total Corporate Bonds (cost $18,894,034)			18,970,669
Mortgage-Backed Securities – 10.3%
Fannie Mae:
2.5000%, TBA, 15 Year Maturity	3,284,000		3,431,911
3.0000%, TBA, 15 Year Maturity	5,656		5,943
3.5000%, TBA, 15 Year Maturity	156,928		164,776
4.0000%, TBA, 15 Year Maturity	44,862		47,442
3.0000%, TBA, 30 Year Maturity	123,000		129,245
3.5000%, TBA, 30 Year Maturity	199,697		209,981
4.0000%, TBA, 30 Year Maturity	34,000		36,021
			4,025,319
Fannie Mae Pool:
3.0000%, 11/1/34	4,774		5,091
3.0000%, 12/1/34	4,846		5,163
6.0000%, 2/1/37	1,111		1,335
3.5000%, 12/1/42	21,308		23,083
3.0000%, 2/1/43	1,619		1,729
3.5000%, 2/1/43	16,533		17,881
3.5000%, 4/1/43	17,447		18,869
3.0000%, 5/1/43	155,579		164,521

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.0000%, 5/1/43	$3,089	$3,298
3.5000%, 11/1/43	13,644	14,781
3.5000%, 4/1/44	18,414	20,309
5.0000%, 7/1/44	12,629	14,094
4.5000%, 10/1/44	6,668	7,593
3.5000%, 2/1/45	26,873	29,063
3.5000%, 2/1/45	3,662	3,961
4.5000%, 3/1/45	10,405	11,849
3.5000%, 12/1/45	6,584	7,252
4.5000%, 2/1/46	17,753	19,822
3.5000%, 7/1/46	25,450	27,729
4.0000%, 5/1/47	68,686	76,324
4.5000%, 5/1/47	3,173	3,524
4.5000%, 5/1/47	2,816	3,098
4.5000%, 5/1/47	2,578	2,824
4.5000%, 5/1/47	2,013	2,205
4.5000%, 5/1/47	1,938	2,152
4.5000%, 5/1/47	1,704	1,875
4.5000%, 5/1/47	1,505	1,655
4.5000%, 5/1/47	1,331	1,478
4.5000%, 5/1/47	968	1,075
4.0000%, 6/1/47	2,704	2,882
4.0000%, 6/1/47	1,410	1,502
4.5000%, 6/1/47	9,606	10,358
4.5000%, 6/1/47	1,934	2,148
4.0000%, 7/1/47	2,220	2,366
4.0000%, 7/1/47	2,162	2,304
4.0000%, 7/1/47	1,410	1,502
4.0000%, 7/1/47	904	964
4.5000%, 7/1/47	7,028	7,579
4.5000%, 7/1/47	4,550	4,907
4.5000%, 7/1/47	4,377	4,720
3.5000%, 8/1/47	7,358	7,764
3.5000%, 8/1/47	6,164	6,599
4.0000%, 8/1/47	4,438	4,730
4.0000%, 8/1/47	2,568	2,737
4.5000%, 8/1/47	6,579	7,094
4.5000%, 8/1/47	714	772
4.0000%, 9/1/47	2,552	2,752
4.5000%, 9/1/47	8,393	9,050
4.5000%, 9/1/47	5,344	5,762
4.5000%, 9/1/47	3,737	4,030
4.0000%, 10/1/47	5,549	5,984
4.0000%, 10/1/47	5,282	5,696
4.0000%, 10/1/47	5,174	5,514
4.0000%, 10/1/47	3,487	3,761
4.0000%, 10/1/47	2,845	3,032
4.5000%, 10/1/47	1,614	1,740
4.5000%, 10/1/47	1,156	1,246
4.0000%, 11/1/47	2,112	2,251
4.5000%, 11/1/47	4,621	4,983
3.5000%, 12/1/47	10,927	11,665
3.5000%, 12/1/47	4,580	4,857
3.5000%, 1/1/48	7,827	8,356
3.5000%, 1/1/48	7,427	7,944
4.0000%, 1/1/48	27,012	29,176
4.0000%, 1/1/48	15,161	16,158
3.0000%, 2/1/48	22,926	24,698
3.5000%, 3/1/48	5,145	5,482

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 3/1/48	$10,619	$11,436
4.5000%, 3/1/48	7,170	7,722
4.5000%, 4/1/48	7,916	8,525
4.0000%, 5/1/48	20,236	21,417
4.5000%, 5/1/48	4,846	5,220
4.5000%, 5/1/48	4,479	4,824
4.5000%, 6/1/48	4,936	5,316
3.0000%, 8/1/49	47,437	50,841
3.0000%, 9/1/49	26,594	28,271
2.5000%, 1/1/50	58,231	61,151
3.0000%, 1/1/50	130,046	137,008
3.5000%, 2/1/57	127,695	139,789
3.0000%, 6/1/57	1,086	1,164
		1,211,382
Freddie Mac Gold Pool:
6.0000%, 4/1/40	26,018	30,881
3.0000%, 6/1/43	20,634	21,716
4.5000%, 5/1/44	6,354	7,085
3.5000%, 9/1/47	21,596	22,794
3.5000%, 9/1/47	11,199	11,820
3.5000%, 12/1/47	30,239	32,781
		127,077
Freddie Mac Pool:
3.0000%, 1/1/33	5,481	5,807
2.5000%, 11/1/34	173,014	182,811
3.5000%, 2/1/43	8,889	9,612
3.0000%, 3/1/43	31,474	33,641
3.5000%, 2/1/44	10,284	11,121
3.5000%, 12/1/44	27,379	29,606
3.0000%, 1/1/45	7,117	7,546
3.5000%, 7/1/46	6,758	7,339
3.0000%, 10/1/46	33,210	35,317
4.0000%, 3/1/47	2,772	3,012
3.5000%, 11/1/47	9,553	10,197
3.5000%, 12/1/47	7,306	7,799
3.5000%, 2/1/48	7,055	7,518
3.5000%, 2/1/48	6,229	6,621
4.0000%, 4/1/48	4,061	4,356
4.5000%, 4/1/49	108,275	116,705
4.0000%, 5/1/49	30,429	32,191
3.0000%, 8/1/49	45,174	47,962
3.0000%, 8/1/49	15,222	16,315
3.0000%, 10/1/49	20,522	21,598
3.0000%, 10/1/49	18,573	19,547
3.0000%, 10/1/49	6,350	6,697
3.0000%, 11/1/49	29,637	31,192
3.0000%, 11/1/49	7,917	8,332
3.0000%, 12/1/49	141,987	149,433
3.0000%, 12/1/49	87,028	91,592
3.0000%, 12/1/49	15,849	16,680
2.5000%, 1/1/50	27,144	28,505
3.0000%, 1/1/50	24,410	25,767
3.0000%, 2/1/50	21,638	22,841
3.0000%, 3/1/50	46,686	49,270
3.0000%, 3/1/50	45,723	48,228
		1,095,158
Ginnie Mae:
3.5000%, TBA, 30 Year Maturity	27,125	28,615

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool:
4.5000%, 8/15/46	$24,857	$27,569
4.0000%, 7/15/47	10,716	11,658
4.0000%, 8/15/47	2,096	2,280
4.0000%, 11/15/47	5,792	6,301
4.0000%, 12/15/47	7,685	8,361
		56,169
Ginnie Mae II Pool:
4.5000%, 2/20/48	9,829	10,604
4.5000%, 5/20/48	16,485	17,727
4.5000%, 5/20/48	4,123	4,433
5.0000%, 4/20/49	93,801	101,710
		134,474
Total Mortgage-Backed Securities (cost $6,574,592)		6,678,194
Common Stocks – 47.8%
Aerospace & Defense – 1.3%
BWX Technologies Inc	10,520	595,853
Raytheon Technologies Corp	3,550	218,751
		814,604
Banks – 4.4%
Citigroup Inc	7,918	404,610
Citizens Financial Group Inc	22,187	560,000
First Horizon National Corp	51,560	513,538
Pinnacle Financial Partners Inc	3,758	157,798
Regions Financial Corp	31,030	345,054
US Bancorp	12,075	444,601
Wells Fargo & Co	16,539	423,398
		2,848,999
Beverages – 1.4%
PepsiCo Inc	6,633	877,281
Biotechnology – 0.8%
Gilead Sciences Inc	6,842	526,423
Capital Markets – 0.8%
Charles Schwab Corp	8,422	284,158
Cohen & Steers Inc	3,632	247,158
		531,316
Chemicals – 2.0%
Corteva Inc	12,239	327,883
NewMarket Corp	1,174	470,164
WR Grace & Co	10,014	508,811
		1,306,858
Commercial Services & Supplies – 1.1%
Republic Services Inc	3,197	262,314
UniFirst Corp/MA	2,549	456,144
		718,458
Communications Equipment – 1.0%
Cisco Systems Inc	13,247	617,840
Consumer Finance – 1.0%
Discover Financial Services	8,588	430,173
Synchrony Financial	9,428	208,924
		639,097
Containers & Packaging – 0.3%
Graphic Packaging Holding Co	14,146	197,903
Diversified Telecommunication Services – 0.7%
Singapore Telecommunications Ltd	260,100	460,073
Electric Utilities – 2.9%
Alliant Energy Corp	6,822	326,364
Entergy Corp	1,965	184,337
Evergy Inc	13,583	805,336

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Exelon Corp	14,761	$535,677
		1,851,714
Energy Equipment & Services – 0.4%
Schlumberger Ltd	12,396	227,962
Equity Real Estate Investment Trusts (REITs) – 5.0%
Americold Realty Trust	12,915	468,814
Camden Property Trust	1,197	109,190
Equity LifeStyle Properties Inc	10,438	652,166
Lamar Advertising Co	11,742	783,896
Public Storage	2,555	490,279
STAG Industrial Inc	13,634	399,749
Sunstone Hotel Investors Inc	14,488	118,077
Weyerhaeuser Co	8,306	186,553
		3,208,724
Food & Staples Retailing – 0.7%
Casey's General Stores Inc	2,996	447,962
Food Products – 0.9%
Lamb Weston Holdings Inc	9,222	589,562
Health Care Equipment & Supplies – 1.1%
Medtronic PLC	5,399	495,088
Stryker Corp	1,188	214,066
		709,154
Health Care Providers & Services – 2.7%
Humana Inc	1,404	544,401
Quest Diagnostics Inc	10,747	1,224,728
		1,769,129
Health Care Technology – 0.2%
Cerner Corp	1,493	102,345
Household Products – 1.1%
Colgate-Palmolive Co	9,787	716,996
Industrial Conglomerates – 0.6%
Honeywell International Inc	2,608	377,091
Information Technology Services – 0.9%
Cognizant Technology Solutions Corp	10,201	579,621
Insurance – 2.3%
Chubb Ltd	6,714	850,127
Hartford Financial Services Group Inc	12,177	469,423
RenaissanceRe Holdings Ltd	1,002	171,372
		1,490,922
Life Sciences Tools & Services – 0.3%
Agilent Technologies Inc	1,925	170,112
Machinery – 1.3%
ANDRITZ AG*	8,867	322,448
Donaldson Co Inc	2,488	115,742
Lincoln Electric Holdings Inc	5,059	426,170
		864,360
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Anworth Mortgage Asset Corp	94,219	160,172
Multi-Utilities – 0.3%
CenterPoint Energy Inc	11,670	217,879
Oil, Gas & Consumable Fuels – 1.0%
Brigham Minerals Inc	22,347	275,985
Chevron Corp	1,807	161,239
Valero Energy Corp	3,342	196,576
		633,800
Personal Products – 0.8%
Unilever NV	10,176	539,643
Pharmaceuticals – 4.6%
Johnson & Johnson	6,164	866,843

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Merck & Co Inc	6,907	$534,118
Pfizer Inc	30,225	988,357
Sanofi	5,977	608,044
		2,997,362
Real Estate Management & Development – 0.6%
Bridgemarq Real Estate Services	47,374	410,081
Road & Rail – 0.5%
Union Pacific Corp	1,963	331,884
Semiconductor & Semiconductor Equipment – 2.2%
Analog Devices Inc	4,972	609,766
Maxim Integrated Products Inc	10,105	612,464
MKS Instruments Inc	1,727	195,565
		1,417,795
Software – 2.2%
Citrix Systems Inc	3,341	494,167
Microsoft Corp	688	140,015
Oracle Corp	14,575	805,560
		1,439,742
Specialty Retail – 0.2%
Lookers PLC	497,725	129,417
Total Common Stocks (cost $29,312,596)		30,922,281
Preferred Stocks – 1.3%
Consumer Finance – 0.2%
Synchrony Financial, 5.6250%µ	5,300	113,261
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 6.8750%, 8/1/20	140	208,358
Finance Companies – 0.2%
Prosper Pass-Thru Trust II Series 2019-St1, 7/15/25 (144A)	520,000	114,400
Health Care Equipment & Supplies – 0.1%
Becton Dickinson and Co, 6.0000%, 6/1/23	1,100	58,520
Student Loan – 0.3%
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	10,000	219,582
Wireless Telecommunication Services – 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23 (144A)§	100	102,005
Total Preferred Stocks (cost $902,902)		816,126
Investment Companies – 2.1%
Money Markets – 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $1,375,667)	1,375,529	1,375,667
Total Investments (total cost $67,556,075) – 106.5%		68,895,151
Liabilities, net of Cash, Receivables and Other Assets – (6.5)%		(4,184,656)
Net Assets – 100%		$64,710,495

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$59,945,620	87.0%
Cayman Islands	1,661,840	2.4
Netherlands	970,740	1.4
Germany	873,873	1.3
Canada	799,753	1.2
Luxembourg	746,347	1.1
France	608,044	0.9
Singapore	460,073	0.7
United Kingdom	409,313	0.6
Zambia	383,916	0.5
Israel	322,869	0.5
Austria	322,448	0.5
Panama	312,480	0.4
Macao	253,838	0.4
Switzerland	244,019	0.3
Czech Republic	181,818	0.3
South Korea	176,475	0.2
Italy	60,673	0.1
Australia	60,468	0.1
Ireland	58,847	0.1
Liberia	41,697	0.0

Total	$68,895,151	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$34,647	$181	$-	$1,375,667
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	126∆	-	-	-
Total Affiliated Investments - 2.1%	$34,773	$181	$-	$1,375,667

	Value at 6/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	717,149	45,614,813	(44,956,476)	1,375,667
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	693,296	(693,296)	-

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
British Pound	7/15/20	341,790	$(424,325)	$(856)
Canadian Dollar	7/15/20	(6,100)	4,513	19
Canadian Dollar	7/15/20	(22,430)	16,262	(263)
Euro	7/15/20	(510,830)	559,485	(14,566)
Singapore Dollar	7/15/20	(10,461)	7,433	(76)

				(15,742)
Barclays Capital, Inc.:
British Pound	7/15/20	(6,080)	7,500	(33)
Canadian Dollar	7/15/20	10,600	(7,495)	314
Euro	7/15/20	(29,100)	31,591	(1,111)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Singapore Dollar	7/15/20	34,800	$(24,370)	608

				(222)
Citibank, National Association:
British Pound	7/15/20	(76,880)	96,255	1,003
British Pound	7/15/20	(113,980)	140,012	(1,207)
Canadian Dollar	7/15/20	(92,390)	68,333	266
Canadian Dollar	7/15/20	(378,450)	269,707	(9,109)
Euro	7/15/20	(101,610)	114,341	158
Euro	7/15/20	(180,130)	198,577	(3,847)
Singapore Dollar	7/15/20	(15,500)	11,157	33
Singapore Dollar	7/15/20	(642,600)	450,616	(10,613)

				(23,316)
JPMorgan Chase Bank, National Association:
British Pound	7/15/20	(78,800)	99,457	1,826
British Pound	7/15/20	(170,500)	210,357	(888)
Canadian Dollar	7/15/20	(38,800)	28,617	33
Canadian Dollar	7/15/20	(26,600)	19,100	(497)
Euro	7/15/20	(54,500)	61,465	220
Euro	7/15/20	(947,300)	1,027,596	(36,940)
Singapore Dollar	7/15/20	(6,100)	4,375	(3)

				(36,249)
Total				$(75,529)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	18	10/5/20	$3,974,906	$1,063	$281
5 Year US Treasury Note	47	10/5/20	5,909,883	16,523	(1,469)
90 Day Euro	8	9/14/20	1,994,700	29,750	-
Ultra 10-Year Treasury Note	13	9/30/20	2,047,297	12,289	(3,250)
US Treasury Long Bond	6	9/30/20	1,071,375	6,942	(2,813)
Total - Futures Purchased				66,567	(7,251)
Futures Sold:
Ultra Long Term US Treasury Bond	2	9/30/20	(436,313)	(12,938)	2,063
Total				$53,629	$(5,188)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 4,480	$ -	$ 4,480
Variation margin receivable	-	2,344	2,344

Total Asset Derivatives	$ 4,480	$ 2,344	$ 6,824
Liability Derivatives:
Forward foreign currency exchange contracts	$ 80,009	$ -	$80,009
Variation margin payable	-	7,532	7,532

Total Liability Derivatives	$ 80,009	$ 7,532	$87,541

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 52,139	$ 704,346	$ 756,485
Forward foreign currency exchange contracts	-	168,276	-	168,276
Swap contracts	(99,482)	-	-	(99,482)

Total	$(99,482)	$220,415	$ 704,346	$ 825,279

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (17,750)	$ (64,965)	$ (82,715)
Forward foreign currency exchange contracts	-	(74,417)	-	(74,417)
Swap contracts	10,168	-	-	10,168

Total	$ 10,168	$ (92,167)	$ (64,965)	$(146,964)

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments

June 30, 2020

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended June 30, 2020

Market Value(a)
Credit default swaps, sell protection	$ (2,724)
Credit default swaps, buy protection	(27,603)
Forward foreign currency exchange contracts, purchased	106,708
Forward foreign currency exchange contracts, sold	3,370,931
Futures contracts, purchased	13,989,228
Futures contracts, sold	930,499

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.
Value Income Index 40/60	Value Income Index is an internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (40%) and the Bloomberg Barclays U.S. Aggregate Bond Index (60%).

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2020 is $18,976,806, which represents 29.3% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

26	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted Securities (as of June 30, 2020)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23	6/24/20	$100,000	$102,005	0.2%
Sequoia Mortgage Trust 2018-8, 0.2908%, 11/25/48	10/11/18	123,066	31,577	0.0
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45	2/18/20	98,869	49,988	0.1
Total		$321,935	$183,570	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2020. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$7,558,748	$-
Bank Loans and Mezzanine Loans	-	2,573,466	-
Corporate Bonds	-	18,970,669	-
Mortgage-Backed Securities	-	6,678,194	-
Common Stocks
Diversified Telecommunication Services	-	460,073	-
Machinery	541,912	322,448	-
Personal Products	-	539,643	-
Pharmaceuticals	2,389,318	608,044	-
Specialty Retail	-	129,417	-
All Other	25,931,426	-	-
Preferred Stocks	-	816,126	-
Investment Companies	-	1,375,667	-
Total Investments in Securities	$28,862,656	$40,032,495	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	4,480	-
Variation Margin Receivable	2,344	-	-
Total Assets	$28,865,000	$40,036,975	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$80,009	$-
Variation Margin Payable	7,532	-	-
Total Liabilities	$7,532	$80,009	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	27

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$67,519,484
Affiliated investments, at value(2)	1,375,667
Cash	32,916
Deposits with brokers for futures	240,000
Forward foreign currency exchange contracts	4,480
Closed foreign currency contracts	1,936
Variation margin receivable	2,344
Non-interested Trustees' deferred compensation	1,329
Receivables:
Fund shares sold	9,538,848
Investments sold	444,800
Interest	308,113
Dividends	67,775
Due from adviser	34,340
Foreign tax reclaims	2,547
Dividends from affiliates	152
Other assets	132,520
Total Assets	79,707,251
Liabilities:
Forward foreign currency exchange contracts	80,009
Closed foreign currency contracts	16,780
Variation margin payable	7,532
Payables:	—
Fund shares repurchased	9,655,748
Investments purchased	5,035,885
Professional fees	50,343
Advisory fees	32,225
Transfer agent fees and expenses	8,918
Custodian fees	5,129
12b-1 Distribution and shareholder servicing fees	4,075
Dividends	3,692
Non-interested Trustees' deferred compensation fees	1,329
Non-interested Trustees' fees and expenses	343
Affiliated fund administration fees payable	134
Accrued expenses and other payables	94,614
Total Liabilities	14,996,756
Net Assets	$64,710,495

See Notes to Financial Statements.

28	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities

June 30, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$64,721,656
Total distributable earnings (loss)	(11,161)
Total Net Assets	$64,710,495
Net Assets - Class A Shares	$5,754,908
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	530,393
Net Asset Value Per Share(3)	$10.85
Maximum Offering Price Per Share(4)	$11.51
Net Assets - Class C Shares	$2,969,650
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	275,737
Net Asset Value Per Share(3)	$10.77
Net Assets - Class D Shares	$42,002,102
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,861,874
Net Asset Value Per Share	$10.88
Net Assets - Class I Shares	$3,315,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	304,574
Net Asset Value Per Share	$10.88
Net Assets - Class N Shares	$3,043,664
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	279,543
Net Asset Value Per Share	$10.89
Net Assets - Class S Shares	$2,229,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	204,851
Net Asset Value Per Share	$10.89
Net Assets - Class T Shares	$5,395,319
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	495,794
Net Asset Value Per Share	$10.88

(1) Includes cost of $66,180,408.

(2) Includes cost of $1,375,667.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Value Plus Income Fund

Statement of Operations

For the year ended June 30, 2020

Investment Income:
Interest	$1,580,456
Dividends	1,030,732
Dividends from affiliates	34,647
Affiliated securities lending income, net	126
Unaffiliated securities lending income, net	20
Other income	15,839
Foreign tax withheld	(14,596)
Total Investment Income	2,647,224
Expenses:
Advisory fees	389,855
12b-1 Distribution and shareholder servicing fees:
Class A Shares	9,049
Class C Shares	11,844
Class S Shares	1,391
Transfer agent administrative fees and expenses:
Class D Shares	50,310
Class S Shares	5,608
Class T Shares	14,009
Transfer agent networking and omnibus fees:
Class A Shares	2,936
Class C Shares	1,353
Class I Shares	3,025
Other transfer agent fees and expenses:
Class A Shares	575
Class C Shares	218
Class D Shares	7,470
Class I Shares	169
Class N Shares	114
Class S Shares	44
Class T Shares	142
Registration fees	122,524
Non-affiliated fund administration fees	56,852
Professional fees	56,751
Shareholder reports expense	30,876
Custodian fees	20,628
Affiliated fund administration fees	1,624
Non-interested Trustees’ fees and expenses	1,359
Other expenses	38,864
Total Expenses	827,590
Less: Excess Expense Reimbursement and Waivers	(277,904)
Net Expenses	549,686
Net Investment Income/(Loss)	2,097,538

See Notes to Financial Statements.

30	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Statement of Operations

For the year ended June 30, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(1,540,985)
Investments in affiliates	181
Forward foreign currency exchange contracts	168,276
Futures contracts	756,485
Swap contracts	(99,482)
Total Net Realized Gain/(Loss) on Investments	(715,525)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,264,492)
Forward foreign currency exchange contracts	(74,417)
Futures contracts	(82,715)
Swap contracts	10,168
Total Change in Unrealized Net Appreciation/Depreciation	(2,411,456)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,029,443)

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Value Plus Income Fund

Statements of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Operations:
Net investment income/(loss)	$2,097,538	$1,649,136
Net realized gain/(loss) on investments	(715,525)	2,184,267
Change in unrealized net appreciation/depreciation	(2,411,456)	307,774
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,029,443)	4,141,177
Dividends and Distributions to Shareholders:
Class A Shares	(384,867)	(516,417)
Class C Shares	(139,926)	(340,771)
Class D Shares	(2,472,301)	(2,243,141)
Class I Shares	(198,606)	(267,121)
Class N Shares	(171,360)	(92,746)
Class S Shares	(127,571)	(141,437)
Class T Shares	(329,670)	(182,299)
Net Decrease from Dividends and Distributions to Shareholders	(3,824,301)	(3,783,932)
Capital Share Transactions:
Class A Shares	2,916,071	(4,170,265)
Class C Shares	1,525,824	(3,739,635)
Class D Shares	8,435,806	2,274,909
Class I Shares	1,568,135	(2,507,101)
Class N Shares	251,495	1,738,236
Class S Shares	127,422	136,790
Class T Shares	2,256,051	952,455
Net Increase/(Decrease) from Capital Share Transactions	17,080,804	(5,314,611)
Net Increase/(Decrease) in Net Assets	12,227,060	(4,957,366)
Net Assets:
Beginning of period	52,483,435	57,440,801
End of period	$64,710,495	$52,483,435

See Notes to Financial Statements.

32	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.49	$11.50	$11.72	$10.87	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.33	0.20	0.24	0.24
Net realized and unrealized gain/(loss)	(0.36)	0.46	0.31	1.01	(0.14)
Total from Investment Operations	—	0.79	0.51	1.25	0.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.25)	(0.26)	(0.23)
Distributions (from capital gains)	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.64)	(0.80)	(0.73)	(0.40)	(0.49)
Net Asset Value, End of Period	$10.85	$11.49	$11.50	$11.72	$10.87
Total Return*	(0.10)%	7.47%	4.38%	11.71%	1.01%
Net Assets, End of Period (in thousands)	$5,755	$3,467	$7,591	$7,130	$6,082
Average Net Assets for the Period (in thousands)	$6,177	$7,851	$7,370	$6,531	$5,981
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.33%	1.37%	1.29%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.82%	0.95%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	3.20%	2.93%	1.70%	2.14%	2.19%
Portfolio Turnover Rate	110%(2)	144%(2)	100%(2)	86%	77%

Class C Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.41	$11.53	$11.74	$10.90	$11.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.30	0.11	0.16	0.16
Net realized and unrealized gain/(loss)	(0.33)	0.45	0.32	0.99	(0.13)
Total from Investment Operations	(0.01)	0.75	0.43	1.15	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.42)	(0.16)	(0.17)	(0.15)
Distributions (from capital gains)	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.63)	(0.87)	(0.64)	(0.31)	(0.41)
Net Asset Value, End of Period	$10.77	$11.41	$11.53	$11.74	$10.90
Total Return*	(0.26)%	7.09%	3.67%	10.71%	0.38%
Net Assets, End of Period (in thousands)	$2,970	$1,723	$5,426	$5,649	$6,283
Average Net Assets for the Period (in thousands)	$2,497	$5,494	$5,599	$5,470	$6,419
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.65%	2.12%	2.06%	2.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.12%	1.70%	1.72%	1.66%
Ratio of Net Investment Income/(Loss)	2.89%	2.62%	0.94%	1.36%	1.47%
Portfolio Turnover Rate	110%(2)	144%(2)	100%(2)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.52	$11.50	$11.72	$10.87	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.33	0.21	0.26	0.25
Net realized and unrealized gain/(loss)	(0.35)	0.46	0.31	1.01	(0.14)
Total from Investment Operations	0.01	0.79	0.52	1.27	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.32)	(0.26)	(0.28)	(0.24)
Distributions (from capital gains)	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.65)	(0.77)	(0.74)	(0.42)	(0.50)
Net Asset Value, End of Period	$10.88	$11.52	$11.50	$11.72	$10.87
Total Return*	(0.03)%	7.52%	4.51%	11.84%	1.12%
Net Assets, End of Period (in thousands)	$42,002	$36,343	$33,825	$33,243	$26,205
Average Net Assets for the Period (in thousands)	$42,345	$33,596	$33,423	$30,598	$26,758
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.46%	1.27%	1.21%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.85%	0.82%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	3.25%	2.91%	1.82%	2.26%	2.31%
Portfolio Turnover Rate	110%(2)	144%(2)	100%(2)	86%	77%

Class I Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.53	$11.51	$11.73	$10.88	$11.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.33	0.22	0.27	0.25
Net realized and unrealized gain/(loss)	(0.37)	0.47	0.31	1.00	(0.13)
Total from Investment Operations	—	0.80	0.53	1.27	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.33)	(0.27)	(0.28)	(0.25)
Distributions (from capital gains)	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.65)	(0.78)	(0.75)	(0.42)	(0.51)
Net Asset Value, End of Period	$10.88	$11.53	$11.51	$11.73	$10.88
Total Return*	(0.08)%	7.56%	4.57%	11.91%	1.18%
Net Assets, End of Period (in thousands)	$3,315	$2,044	$4,586	$6,814	$3,149
Average Net Assets for the Period (in thousands)	$3,128	$3,890	$6,109	$5,106	$3,682
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.32%	1.16%	1.13%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.76%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	3.32%	2.91%	1.88%	2.33%	2.36%
Portfolio Turnover Rate	110%(2)	144%(2)	100%(2)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended June 30	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$11.53	$11.51	$11.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.38	0.35	0.21
Net realized and unrealized gain/(loss)	(0.35)	0.46	0.37
Total from Investment Operations	0.03	0.81	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.34)	(0.25)
Distributions (from capital gains)	(0.26)	(0.45)	(0.48)
Total Dividends and Distributions	(0.67)	(0.79)	(0.73)
Net Asset Value, End of Period	$10.89	$11.53	$11.51
Total Return*	0.10%	7.65%	5.05%
Net Assets, End of Period (in thousands)	$3,044	$3,009	$1,221
Average Net Assets for the Period (in thousands)	$2,982	$1,435	$836
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.44%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	3.38%	3.08%	1.99%
Portfolio Turnover Rate(3)	110%	144%	100%

Class S Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.53	$11.51	$11.73	$10.88	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.36	0.32	0.19	0.23	0.26
Net realized and unrealized gain/(loss)	(0.36)	0.47	0.30	1.01	(0.13)
Total from Investment Operations	—	0.79	0.49	1.24	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.32)	(0.23)	(0.25)	(0.25)
Distributions (from capital gains)	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.64)	(0.77)	(0.71)	(0.39)	(0.51)
Net Asset Value, End of Period	$10.89	$11.53	$11.51	$11.73	$10.88
Total Return*	(0.11)%	7.45%	4.23%	11.54%	1.28%
Net Assets, End of Period (in thousands)	$2,230	$2,233	$2,083	$1,993	$2,088
Average Net Assets for the Period (in thousands)	$2,243	$2,119	$2,053	$1,950	$2,023
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	1.62%	1.63%	1.53%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.90%	1.06%	1.07%	0.77%
Ratio of Net Investment Income/(Loss)	3.15%	2.86%	1.59%	2.02%	2.37%
Portfolio Turnover Rate	110%(3)	144%(3)	100%(3)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Value Plus Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the year ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.53	$11.51	$11.72	$10.88	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.32	0.20	0.24	0.26
Net realized and unrealized gain/(loss)	(0.36)	0.46	0.32	1.01	(0.13)
Total from Investment Operations	(0.01)	0.78	0.52	1.25	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.31)	(0.25)	(0.27)	(0.25)
Distributions (from capital gains)	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.64)	(0.76)	(0.73)	(0.41)	(0.51)
Net Asset Value, End of Period	$10.88	$11.53	$11.51	$11.72	$10.88
Total Return*	(0.22)%	7.41%	4.49%	11.63%	1.26%
Net Assets, End of Period (in thousands)	$5,395	$3,665	$2,708	$4,039	$1,627
Average Net Assets for the Period (in thousands)	$5,604	$2,857	$3,357	$3,480	$2,419
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.55%	1.35%	1.32%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.95%	0.91%	0.93%	0.73%
Ratio of Net Investment Income/(Loss)	3.15%	2.81%	1.72%	2.14%	2.39%
Portfolio Turnover Rate	110%(2)	144%(2)	100%(2)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

36	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	37

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

38	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE

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shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

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Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio

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because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the year, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the year, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus

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Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The

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Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due.

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Notes to Financial Statements

Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$19	$(19)	$—	$—
Barclays Capital, Inc.	922	(922)	—	—
Citibank, National Association	1,460	(1,460)	—	—
JPMorgan Chase Bank, National Association	2,079	(2,079)	—	—

Total	$4,480	$(4,480)	$—	$—

Janus Investment Fund	47

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$15,761	$(19)	$—	$15,742
Barclays Capital, Inc.	1,144	(922)	—	222
Citibank, National Association	24,776	(1,460)	—	23,316
JPMorgan Chase Bank, National Association	38,328	(2,079)	—	36,249

Total	$80,009	$(4,480)	$—	$75,529
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Fund. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to

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Notes to Financial Statements

recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2020.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on

Janus Investment Fund	49

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

50	JUNE 30, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Effective July 1, 2019, the Board of Trustees of Janus Investment Fund approved a new administrative fee rate for Class D Shares detailed in the table below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Prior to July 1, 2019, the Fund’s Class D Shares paid an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Investment Fund	51

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $473,267 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $457,150 were paid by the Trust to the Trustees under the Deferred Plan during the year ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended June 30, 2020, Janus Henderson Distributors retained upfront sales charges of $9,258.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

52	JUNE 30, 2020

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Notes to Financial Statements

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended June 30, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2020, redeeming shareholders of Class C Shares paid CDSCs of $643.

As of June 30, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	28%	3%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	2	-
Class S Shares	100	3
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended June 30, 2020, the Fund engaged in cross trades amounting to $0 in purchases and $228,372 in sales, resulting in a net realized gain of $15,594. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer post-October losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 61,989	$ -	$ -	$ -	$ (1,196,989)	$ (22,862)	$ 1,146,701

Janus Investment Fund	53

Janus Henderson Value Plus Income Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 67,748,450	$ 4,737,123	$ (3,590,422)	$ 1,146,701

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (11,849)	$ -	$ (10,051)	$ (10,051)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2020
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 2,428,050	$ 1,396,251	$ -	$ -

For the year ended June 30, 2019
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,698,658	$ 2,085,274	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (970)	$ 110,629	$ (109,659)

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Notes to Financial Statements

6. Capital Share Transactions

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	524,065	$ 5,959,856	56,198	$ 625,519
Reinvested dividends and distributions	33,337	380,832	47,822	514,497
Shares repurchased	(328,701)	(3,424,617)	(462,512)	(5,310,281)
Net Increase/(Decrease)	228,701	$ 2,916,071	(358,492)	$(4,170,265)
Class C Shares:
Shares sold	252,046	$ 2,862,396	71,304	$ 799,423
Reinvested dividends and distributions	11,793	133,724	31,099	334,262
Shares repurchased	(139,081)	(1,470,296)	(422,222)	(4,873,320)
Net Increase/(Decrease)	124,758	$ 1,525,824	(319,819)	$(3,739,635)
Class D Shares:
Shares sold	1,447,804	$16,537,218	685,870	$ 7,732,332
Reinvested dividends and distributions	211,096	2,412,292	203,076	2,188,946
Shares repurchased	(952,198)	(10,513,704)	(674,749)	(7,646,369)
Net Increase/(Decrease)	706,702	$ 8,435,806	214,197	$ 2,274,909
Class I Shares:
Shares sold	258,495	$ 2,980,513	64,328	$ 740,119
Reinvested dividends and distributions	17,377	198,573	24,822	267,083
Shares repurchased	(148,647)	(1,610,951)	(310,148)	(3,514,303)
Net Increase/(Decrease)	127,225	$ 1,568,135	(220,998)	$(2,507,101)
Class N Shares:
Shares sold	75,623	$ 865,610	165,300	$ 1,862,207
Reinvested dividends and distributions	15,030	171,360	8,535	92,746
Shares repurchased	(72,032)	(785,475)	(19,024)	(216,717)
Net Increase/(Decrease)	18,621	$ 251,495	154,811	$ 1,738,236
Class S Shares:
Shares sold	(1)	$ 39	-	$ (73)
Reinvested dividends and distributions	11,162	127,571	13,113	141,437
Shares repurchased	(16)	(188)	(391)	(4,574)
Net Increase/(Decrease)	11,145	$ 127,422	12,722	$ 136,790
Class T Shares:
Shares sold	519,694	$ 5,916,192	246,968	$ 2,827,586
Reinvested dividends and distributions	28,793	329,288	16,789	181,333
Shares repurchased	(370,630)	(3,989,429)	(181,110)	(2,056,464)
Net Increase/(Decrease)	177,857	$ 2,256,051	82,647	$ 952,455

7. Purchases and Sales of Investment Securities

For the year ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$80,616,273	$ 64,354,353	$ 4,298,792	$ 4,251,650

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

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Notes to Financial Statements

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund's investments. This may impact liquidity in the marketplace, which in turn may affect the Fund's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Value Plus Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Value Plus Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson Value Plus Income Fund (one of the funds constituting Janus Investment Fund, referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2020

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. Historically, the Fund filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Fund’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally, does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Developed World Bond Fund, the Trustees noted the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12

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Additional Information (unaudited)

months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in third quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group

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Additional Information (unaudited)

peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2018, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Triton Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Growth Opportunities Fund, that Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, although the Fund’s expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is

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Additional Information (unaudited)

necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus

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Additional Information (unaudited)

Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Fund’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Fund’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Program Administrator Report, and the Fund was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

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• the LRMP is reasonably designed and adequate to assess and manage the Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2020:

Capital Gain Distributions	$1,396,251
Dividends Received Deduction Percentage	28%
Qualified Dividend Income Percentage	32%

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 56 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Independent Consultant. Formerly, Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	56

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (since 2016), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds) (since 2008), and Director of the F.B. Heron Foundation (a private grantmaking foundation) (since 2006).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	56

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	77

Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004), Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	56

Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC, and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	56	Board Member, Van Alen Institute (nonprofit architectural and design organization) (since 2019) and Director of Brightwood Capital Advisors, LLC (since 2014).
William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017), Chief Investment Officer of Nuveen Asset Management (2000-2007), and Managing Director, Nuveen Investment LLC (1988-2007).	56

Board of Directors, Municipal Securities Rulemaking Board (since 2017). Formerly, Board of Directors of Syncora Holdings Ltd, Syncora Guarantee Inc., and Syncora Capital Assurance Inc. (2009-2016), and Trustee, Destra Investment Trust (2010-2014).

Janus Investment Fund	79

Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	56

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013), and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	56

Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017), Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006), and Treasurer for Driehaus Mutual Funds (1996-2002).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	56

Director of Chicago Community Trust (Regional Community Foundation), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Council on Global Affairs (until 2019), InnerWorkings (until 2019), Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014), and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Head of U.S. Securitized Products of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Co-Head of Global Credit Research of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Value Plus Income Fund	8/18-Present	Portfolio Manager for other Janus Henderson accounts.

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Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Executive Vice President and Head of North America at Janus Henderson Investors (since 2017), President and Head of North America at Janus Capital Management LLC (since 2013 and 2017, respectively), President at Janus Capital Group Inc. (since 2013), President and Director at Janus International Holding LLC (since 2019 and 2011, respectively), President at Janus Holdings LLC (since 2019), President and Director at Janus Management Holdings Corporation (since 2017 and 2012, respectively), Executive Vice President and Head of North America at Janus Distributors LLC (since 2011 and 2019, respectively), Vice President and Director at Intech Investment Management LLC (since 2012), and Executive Vice President at Perkins Investment Management LLC (since 2011). Formerly, Executive Vice President at Janus Capital Group Inc., Janus International Holding LLC, and Janus Management Holdings Corporation (2011-2019), Director at Perkins Investment Management LLC (2011-2019), and Chief Financial Officer at Janus Capital Group Inc. (2011-2013).

Janus Investment Fund	83

Janus Henderson Value Plus Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), and Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017-September 2017), and Vice President, Compliance at Janus Capital Group Inc., Janus Capital Management LLC, and Janus Distributors LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Interim Vice President, Chief Legal Officer, and Secretary	8/20-Present	Managing Counsel (2017-present). Formerly, Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC (2012-2016).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Value Plus Income Fund

Notes

NotesPage1

Janus Investment Fund	85

Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-02-93035 08-20

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: Diane Wallace (Chair), William D. Cvengros and Gary A. Poliner who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 47 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with June 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $992,357 in fiscal 2020 and $1,019,481 in fiscal 2019.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $24,532 in fiscal 2020 and $16,600 in fiscal 2019.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $205,962 in fiscal 2020 and $203,923 in fiscal 2019.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2020 and $0 in fiscal 2019.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-

audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $205,962 in fiscal 2020 and $203,923 in fiscal 2019.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex-99.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: August 28, 2020

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: August 28, 2020